File Nos.         333-143195
                                                                       811-05716
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   ( )
            Pre-Effective Amendment No.                                   ( )
            Post-Effective Amendment No.    9                             (X)

REGISTRATION  STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          ( )
            Amendment  No. 121                                            (X)

                        (CHECK APPROPRIATE BOX OR BOXES.)

                      ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
                           (EXACT NAME OF REGISTRANT)


                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                               (NAME OF DEPOSITOR)

      ONE CHASE MANHATTAN PLAZA, 37TH FLOOR, NEW YORK, NEW YORK 10005-1423
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 586-7733
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                      ONE CHASE MANHATTAN PLAZA, 37TH FLOOR
                          NEW YORK, NEW YORK 10005-1423
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                   STEWART D. GREGG, SENIOR SECURITIES COUNSEL
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                             5701 GOLDEN HILLS DRIVE
                              MINNEAPOLIS, MN 55416
                                 (763) 765-2913

T IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK THE APPROPRIATE
BOX):

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK THE APPROPRIATE
BOX):

____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on April 27, 2009 pursuant to paragraph (b) of Rule 485

____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

____ on (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

APPROXIMATE DATE OF THE PROPOSED PUBLIC OFFERING:
April 27, 2009

TITLES OF SECURITIES BEING REGISTERED:
Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

                                    PART A -
                      PROSPECTUS-Existing Benefits Version
                                       1



           THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
          ALLIANZ LIFE(R) OF NY VARIABLE ACCOUNT C AND
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
FOR YOUR CONVENIENCE WE HAVE PROVIDED A GLOSSARY (SEE SECTION 13) THAT DEFINES KEY, CAPITALIZED TERMS THAT ARE USED IN THIS PROSPECTUS.

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our).

The Contract is a "flexible purchase payment" contract because you (the Owner) can make more than one Purchase Payment, subject to certain restrictions. The Contract is "variable" because the Contract Value and any variable Annuity Payments you receive will increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term "Investment Options" refers only to the variable Investment Options listed on the following page, and not to any fixed investment choices). The Contract is "deferred" because you do not begin receiving regular Annuity Payments immediately.


THE BASIC CONTRACT (BASE CONTRACT) offers a variety of standard features including a number of different Investment Options, multiple annuitization options, a free withdrawal privilege, and a death benefit. THE CONTRACT ALSO OFFERS OPTIONAL BENEFITS (subject to certain restrictions and availability) that are each AVAILABLE FOR AN ADDITIONAL CHARGE. You can select only one of the following optional benefits: the Bonus Option, the Short Withdrawal Charge Option, or the No Withdrawal Charge Option. You can also select only one of the following optional benefits: the Target Date 10 Benefit, the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit. The optional Quarterly Value Death Benefit is available with all other optional benefits. These optional benefits are subject to certain date and/or age restrictions for selecting and exercising the benefits. For more details and additional information, please see section 11, Selection of Optional Benefits; section 11.a, The Target Date Benefits;
section 11.b, The Lifetime Plus Benefits; and section 11.c, Other Optional Benefits. ANNUITY CONTRACTS THAT CREDIT A BONUS GENERALLY HAVE HIGHER FEES AND CHARGES THAN CONTRACTS THAT DO NOT CREDIT A BONUS. THEREFORE, THE AMOUNT OF CREDIT RECEIVED UNDER THE BONUS OPTION MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH IT.


Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The table of contents of the SAI appears before the Privacy and Security Statement in this prospectus. The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


To the extent that the issuance of this Contract may subject Allianz Life to a duty under section 15(d) of the Securities Exchange Act of 1934 to file reports required by section 13(a) of that Act, Allianz Life is relying on the exemption from such reporting by Rule 12h-7 under that Act.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

VARIABLE ANNUITY CONTRACTS ARE COMPLEX INSURANCE AND INVESTMENT VEHICLES. BEFORE YOU INVEST, BE SURE TO ASK YOUR REGISTERED REPRESENTATIVE ABOUT THE CONTRACT'S FEATURES, BENEFITS, RISKS AND FEES, AND WHETHER THE CONTRACT IS APPROPRIATE FOR YOU BASED UPON YOUR FINANCIAL SITUATION AND OBJECTIVES.


Dated: April 27, 2009









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

We currently offer the Investment Options listed below. You can invest in up to 15 Investment Options at any one time. We may add, substitute or remove Investment Options in the future. WE DO NOT CURRENTLY OFFER A FIXED ACCOUNT. CONTRACTS WITH ONE OF THE TARGET DATE BENEFITS OR ONE OF THE LIFETIME PLUS BENEFITS ARE SUBJECT TO RESTRICTIONS ON ALLOCATIONS AND TRANSFERS AMONG CERTAIN INVESTMENT OPTIONS. FOR MORE INFORMATION ON THE RESTRICTIONS, SEE THE "INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING" DISCUSSIONS IN SECTION 11.A, THE TARGET DATE BENEFITS; SECTION 11.B, THE LIFETIME PLUS BENEFITS; SEE ALSO APPENDIX D.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

AIM
AZL(R) AIM International Equity Fund


BLACKROCK
AZL(R) BlackRock Capital Appreciation Fund
AZL(R) BlackRock Growth Fund
AZL(R) International Index Fund
AZL(R) Money Market Fund
BlackRock Global Allocation V.I. Fund


COLUMBIA
AZL(R) Columbia Mid Cap Value Fund
AZL(R) Columbia Small Cap Value Fund
AZL(R) Columbia Technology Fund

DAVIS
AZL(R) Davis NY Venture Fund
Davis VA Financial Portfolio


DREYFUS
AZL(R) Dreyfus Equity Growth Fund
AZL(R) S&P 500 Index Fund
AZL(R) Small Cap Stock Index Fund


FIRST TRUST
AZL(R) First Trust Target Double Play Fund


FRANKLIN TEMPLETON
AZL(R) Franklin Small Cap Value Fund
AZL(R) Franklin Templeton Founding Strategy Plus Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Global Bond Securities Fund
Templeton Growth Securities Fund

FUND OF FUNDS
AZL(R) Allianz Global Investors Select Fund
AZL(R) Balanced Index Strategy Fund
AZL(R) Fusion Balanced Fund
AZL(R) Fusion Conservative Fund
AZL(R) Fusion Growth Fund
AZL(R) Fusion Moderate Fund
AZL(R) Moderate Index Strategy Fund


JENNISON
AZL(R) Jennison 20/20 Focus Fund


J.P. MORGAN
AZL(R) JPMorgan Large Cap Equity Fund
AZL(R) JPMorgan U.S. Equity Fund


NICHOLAS-APPLEGATE
AZL(R) NACM International Fund


OPPENHEIMER CAPITAL
AZL(R) OCC Growth Fund
AZL(R) OCC Opportunity Fund
OpCap Mid Cap Portfolio[(1)]


OPPENHEIMER FUNDS
AZL(R) Oppenheimer Global Fund
AZL(R) Oppenheimer International Growth Fund


PIMCO
AZL(R) PIMCO Fundamental IndexPLUS Total Return Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn[TM] Strategy Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio


SCHRODER
AZL(R) Schroder Emerging Markets Equity Fund
AZL(R) Schroder International Small Cap Fund

TARGETPLUS PORTFOLIOS
AZL TargetPLUS[SM] Balanced Fund
AZL TargetPLUS[SM] Equity Fund
AZL TargetPLUS[SM] Growth Fund
AZL TargetPLUS[SM] Moderate Fund

TURNER
AZL(R) Turner Quantitative Small Cap Growth Fund

VAN KAMPEN
AZL(R) Van Kampen Comstock Fund
AZL(R) Van Kampen Equity and Income Fund
AZL(R) Van Kampen Global Franchise Fund
AZL(R) Van Kampen Global Real Estate Fund
AZL(R) Van Kampen Growth and Income Fund
AZL(R) Van Kampen Mid Cap Growth Fund


(1)A fund of the Premier VIT series.




 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

TABLE OF CONTENTS
Fee Tables............................................5
    Contract Owner Transaction Expenses...............5
    Contract Owner Periodic Expenses..................5
    Annual Operating Expenses of the
       Investment Options.............................7
    Examples..........................................7
1.  The Variable Annuity Contract.....................9
    Ownership.........................................9
2.  Purchase.........................................11
    Purchase Payments................................11
    Automatic Investment Plan (AIP)..................11
    Allocation of Purchase Payments..................11
    Tax-Free Section 1035 Exchanges..................12
    Faxed Applications...............................12
    Free Look/Right to Examine.......................13
    Accumulation Units/Computing the Contract Value..13
3.  The Annuity Phase................................14
    Income Date......................................14
    Partial Annuitization............................14
    Annuity Options..................................15
    Annuity Payments.................................17
4.  Investment Options...............................18
    Substitution and Limitation on Further Investments25
    Transfers........................................25
    Excessive Trading and Market Timing..............26
    Dollar Cost Averaging (DCA) Program..............28
    Flexible Rebalancing.............................29
    Financial Advisers - Asset Allocation Programs...29
    Voting Privileges................................30
5.  Our General Account..............................30
6.  Expenses.........................................31
    Mortality and Expense Risk (M&E) Charges.........31
    Contract Maintenance Charge......................32
    Withdrawal Charge................................32
    Transfer Fee.....................................34
    Premium Taxes....................................35
    Income Taxes.....................................35
    Investment Option Expenses.......................35
7.  Taxes............................................35
    Annuity Contracts in General.....................35
    Qualified Contracts..............................35
    Multiple Contracts...............................36
    Partial 1035 Exchanges...........................36
    Distributions - Non-Qualified Contracts..........37
    Distributions - Qualified Contracts..............38
    Assignments, Pledges and Gratuitous Transfers....39
    Death Benefits...................................39
    Withholding......................................39
    Federal Estate Taxes.............................39
    Generation-Skipping Transfer Tax.................39
    Foreign Tax Credits..............................39
    Annuity Purchases by Nonresident Aliens and
        Foreign Corporations.........................39
    Possible Tax Law Changes.........................40
    Diversification..................................40
    Required Distributions...........................40
8.  Access to Your Money.............................41
    Free Withdrawal Privilege........................41
    Waiver of Withdrawal Charge Benefit..............42
    Systematic Withdrawal Program....................42
    The Minimum Distribution Program and
        Required Minimum Distribution (RMD) Payments.42
    Suspension of Payments or Transfers..............43
9.  Illustrations....................................43
10. Death Benefit....................................43
    Traditional Death Benefit........................43
    Death of the Owner and/or Annuitant Under
        All Other Contracts..........................45
    Death Benefit Payment Options....................48
11. Selection of Optional Benefits...................49
    Optional Benefit Overview........................49
    Replacing the Optional Benefits..................50
    Choosing Between the Target Date 10 Benefit and
        the Lifetime Plus Benefits...................51
11.a The Target Date Benefits........................52
    Adding the Target Date 10 Benefit to Your Contract53
    Removing a Target Date Benefit from Your Contract53
    The Target Value Date............................53
    Calculating the Target Value.....................54
    Investment Option Allocation and Transfer
        Restrictions and Quarterly Rebalancing.......54
    Termination of a Target Date Benefit.............55
11.b The Lifetime Plus Benefits......................56
    Adding one of the Lifetime Plus Benefits to
        Your Contract................................57
    Removing one of the Lifetime Plus Benefits from
        Your Contract................................58
    Who is Considered a Covered Person(s)?...........59
    If You Begin Receiving Lifetime Plus Payments....60
    Lifetime Plus Payments...........................61
    Automatic Annual Payment Increases to the
        Lifetime Plus Payments.......................64
    The Benefit Base.................................68
    The Quarterly Anniversary Value..................68
    The 5% Annual Increase Under the
        Lifetime Plus Benefit........................68
    Resetting the 5% Annual Increase Under the
        Lifetime Plus Benefit........................69
    The 8% Annual Increase Under the Lifetime
        Plus 8 Benefit...............................70
    Automatic Resets of the 8% Annual Increase
        Under the Lifetime Plus 8 Benefit............70



 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

    Investment Option Allocation and Transfer
        Restrictions and Quarterly Rebalancing.......71
    Taxation of Lifetime Plus Payments...............73
    Termination of the Lifetime Plus Benefit and
        Lifetime Plus 8 Benefit......................73
11.c Other Optional Benefits.........................74
    Quarterly Value Death Benefit....................74
    Bonus Option.....................................74
    Short Withdrawal Charge Option...................75
    No Withdrawal Charge Option......................75
12. Other Information................................76
    Allianz Life of New York.........................76
    The Separate Account.............................76
    Distribution.....................................76
    Additional Credits for Certain Groups............78
    Administration/Allianz Service Center............78
    Legal Proceedings................................78
    Financial Statements.............................78
13. Glossary.........................................79
14. Table of Contents of the Statement of
    Additional Information (SAI).....................82
15. Privacy and Security Statement...................83
Appendix A - Annual Operating Expenses for
    Each Investment Option...........................85
Appendix B - Condensed Financial Information.........89
Appendix C - Target Value Calculation and
    Examples.........................................93
    Calculating the Target Value Under the
        Target Date Benefits.........................93
    Examples of the Target Value Calculations........93
    Example of the Effect of a Partial
        Withdrawal on the Target Value...............94
Appendix D - Investment Option Allocation and
    Transfer Restrictions and Quarterly Rebalancing..94
    Determining the Maximum Allowable and
        Minimum Required Group Allocation............97
    Determining the Required Group Allocation........98
    Examples of Quarterly Rebalancing................99
Appendix E - Quarterly Anniversary Value
    Calculation and Examples........................103
    Calculating the Quarterly Anniversary Value Under
        the Lifetime Plus Benefits..................103
    Calculating the Quarterly Anniversary Value Under
        the Quarterly Value Death Benefit...........103
    Examples of the Quarterly Anniversary
        Value Calculations..........................104
    Example of the Effect of a Partial Withdrawal on
        the Quarterly Anniversary Value.............105
Appendix F - Calculations and Examples of the
    5% Annual Increase Under the
    Lifetime Plus Benefit...........................106
    Calculating the 5% Annual Increase..............106
    Example of the 5% Annual Increase Calculation...107
Appendix G - Calculations and Example of the
    8% Annual Increase Under the
    Lifetime Plus 8 Benefit.........................109
    Calculating the 8% Annual Increase..............109
    Example of the 8% Annual Increase...............110
Appendix H - Withdrawal Charge Examples.............112
For Service or More Information.....................113










 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you will pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGE DURING THE ACCUMULATION PHASE[(1),(2)]
(as a percentage of each Purchase Payment withdrawn)

                                                                                 WITHDRAWAL CHARGE AMOUNT[

NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR PURCHASE       CONTRACT              CONTRACT WITH THE           CONTRACT WITH THE
                        PAYMENT                                WITH THE          SHORT WITHDRAWAL CHARGE       NO WITHDRAWAL CHARGE
                                                                 BONUS                  OPTION[(3)]               OPTION[(3),(4)]
                                            BASE CONTRACT      OPTION[(3)]
                           0                     8.5%            8.5%                        8.5%                           0%
                           1                     8.5%            8.5%                        7.5%                           0%
                           2                     7.5%            8.5%                        5.5%                           0%
                           3                     6.5%              8%                          3%                           0%
                           4                       5%              7%                          0%                           0%
                           5                       4%              6%                          0%                           0%
                           6                       3%              5%                          0%                           0%
                           7                       0%              4%                          0%                           0%
                           8                       0%              3%                          0%                           0%
                    9 years or more                0%              0%                          0%                           0%

TRANSFER FEE[(5)]...................$25

PREMIUM TAXES[(6)]...........0% to 3.5%
(as a percentage of each Purchase Payment)


CONTRACT OWNER PERIODIC EXPENSES
The next tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options' fees and expenses.


CONTRACT MAINTENANCE CHARGE[(7)]....$30
(per Contract per year)


 (1)The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as RMD payments in that same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. There is no free withdrawal privilege during the Annuity Phase or after you begin to receive Lifetime Plus Payments under one of the Lifetime Plus Benefits (if applicable). Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. For more details and additional information on other penalty-free withdrawal options, please see the discussion of the free withdrawal privilege and other information that appears in section 8, Access to Your Money; and section 11.b, The Lifetime Plus Benefits.
  NOTE: No withdrawal charge applies if you select the No Withdrawal Charge Option at Contract issue. For more details and additional information, please see the discussion that appears in section 11.c, Other Optional Benefits - No Withdrawal Charge Option.
(2)The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charges).
(3)Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.
(4)If you select the No Withdrawal Charge Option, you must also select the Target Date 10 Benefit or one of the Lifetime Plus Benefits.
(5)The first twelve transfers in a Contract Year are free. We do not count any transfers made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for any of the Target Date Benefits or any of the Lifetime Plus Benefits, against any free transfers we allow. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 6, Expenses - Transfer Fee.
(6)Although New York does not currently impose a premium tax, we reserve the right to reimburse ourselves for any premium tax we have to pay if imposed by New York in the future. If your Contract is subject to a premium tax, it is our current practice not to make deductions from the Contract to reimburse ourselves for premium taxes that we pay, although we reserve the right to make such a deduction in the future. For more information, please see section 6, Expenses - Premium Taxes.









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

(7)We waive this charge during the Accumulation Phase if the Contract Value is at least $100,000 at the time we are to deduct the charge. If the total Contract Value for all your Contracts that are registered with the same social security number is at least $100,000, we waive the charge on all of your Contracts. We do not assess this charge during the Annuity Phase. For more information, please see section 6, Expenses - Contract Maintenance Charge.

SEPARATE ACCOUNT ANNUAL EXPENSES - THE MORTALITY AND EXPENSE RISK (M&E) CHARGE[(8)]

                                                                                                      ACCUMULATION PHASE   ANNUITY
                                                                                                                          PHASE[(9)]
                                                                                                     CURRENT   MAXIMUM     CURRENT
                                                                                                       M&E    M&E CHARGE     AND
                                                                                                     CHARGE                MAXIMUM
                                                                                                                          M&E CHARGE
BASE CONTRACT                                                                                         1.40%     1.40%       1.40%
ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS[(10)]
 QUARTERLY VALUE DEATH BENEFIT[(11)]                                                                  0.30%     0.30%         NA
 BONUS OPTION                                                                                         0.50%     0.50%       0.50%
 SHORT WITHDRAWAL CHARGE OPTION[(11)]                                                                 0.25%     0.25%         NA
 NO WITHDRAWAL CHARGE OPTION[(11), (12)                                                               0.35%     0.35%         NA
 THE FOLLOWING VERSIONS OF THESE BENEFITS ARE AVAILABLE FOR SELECTION ON OR AFTER JANUARY 26, 2009.
   TARGET DATE 10 BENEFIT[(11)]                                                                       0.55%     0.55%         NA
   LIFETIME PLUS BENEFIT[ (11)]
    SINGLE LIFETIME PLUS PAYMENTS                                                                     0.70%   1.50%[(13)]     NA
    JOINT LIFETIME PLUS PAYMENTS                                                                      0.85%   1.65%[(14)]     NA
   LIFETIME PLUS 8 BENEFIT[ (11)]
    SINGLE LIFETIME PLUS PAYMENTS                                                                     0.95%   1.60%[(13)]     NA
    JOINT LIFETIME PLUS PAYMENTS                                                                      1.10%   1.75%[(14)]     NA
 THE FOLLOWING VERSIONS OF THESE BENEFITS WERE AVAILABLE BEFORE JANUARY 26, 2009, BUT ARE NO LONGER AVAILABLE.
   TARGET DATE RETIREMENT BENEFIT[(11)]                                                               0.40%     0.40%         NA
   LIFETIME PLUS 8 BENEFIT[(11)]
    SINGLE LIFETIME PLUS PAYMENTS[(15)]                                                               0.80%   1.60%[(13)]     NA
    JOINT LIFETIME PLUS PAYMENTS[(16)]                                                                0.95%   1.75%[(14)]     NA
MAXIMUM M&E CHARGE FOR A CONTRACT WITH THE QUARTERLY VALUE DEATH BENEFIT, BONUS OPTION, AND JOINT      NA       3.95%       1.90%
 LIFETIME PLUS PAYMENTS UNDER THE CURRENTLY AVAILABLE LIFETIME PLUS 8 BENEFIT

(8)The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option. We assess the M&E charge against the Accumulation Unit value during the Accumulation Phase and against the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses - Mortality and Expense Risk (M&E) Charge.
(9)The Contract allows Partial Annuitization. It is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time and have different M&E charges. For example, if you have a Contract with the Quarterly Value Death Benefit and request a variable Partial Annuitization we would assess an annual M&E charge of 1.40% on the annuitized portion of the Contract, and an annual M&E charge of 1.70% on the portion that has not been annuitized. For more information, see section 3, The Annuity Phase - Partial Annuitization.
(10)Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.
(11)The additional M&E charge associated with this optional benefit will continue until the earlier of the benefit's termination, or when your Contract Value is reduced to zero.
(12)If you select the No Withdrawal Charge Option, you must also select either the Target Date 10 Benefit or one of the available Lifetime Plus Benefits.
(13)This is the maximum charge we could impose if you add the benefit after issue, if you remove a Covered Person, upon a reset of any of the guaranteed values available under any of the Lifetime Plus Benefits, or if you receive an automatic increase to your Lifetime Plus Payments. For more information, please see section 11.b, The Lifetime Plus Benefits.
(14)This is the maximum charge we could impose if you add the benefit after issue, upon a reset of any of the guaranteed values available under any of the Lifetime Plus Benefits, or if you receive an automatic increase to your Lifetime Plus Payments. For more information, please see section 11.b, The Lifetime Plus Benefits.
(15)On the Benefit Date the current M&E charge reduces to 0.70%, and the maximum M&E charge reduces to 1.50%.
(16)On the Benefit Date the current M&E charge reduces to 0.85%, and the maximum M&E charge reduces to 1.65%.





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                                       7




ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS
This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2008, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option's average daily net assets.

                                                                  MINIMUM MAXIMUM
Total annual Investment Option operating expenses*                 0.63%   1.93%
(including management fees, distribution or 12b-1 fees,
and other expenses) before fee waivers and expense reimbursements


* Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options, including the amount and effect of any waivers and/or reimbursements.

EXAMPLES
The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers.

You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.


The entire $30 contract maintenance charge is deducted in the examples at the end of each year during the Accumulation Phase. Please note that this charge does not apply during the Annuity Phase or during the Accumulation Phase if your Contract Value at the end of year is at least $100,000.

Transfer fees may apply, but are not reflected in these examples.


For additional information, see section 6, Expenses.





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                                       8




If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.
  (a)Maximum charges* for a Contract with the Quarterly Value Death Benefit, Bonus Option, and the Lifetime Plus 8 Benefit with joint Lifetime Plus Payments (which carries the highest M&E charge of 3.95%).
  (b)Current charges for a Contract with the Quarterly Value Death Benefit, Bonus Option, and the Lifetime Plus 8 Benefit with joint Lifetime Plus Payments (which carries an M&E charge of 3.30%).
  (c)The Base Contract (which carries the lowest M&E charge of 1.40%).



TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES           1 YEAR 3 YEARS 5 YEARS 10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a)  $1,465 $2,681  $3,726   $5,928
1.93% (the maximum Investment Option operating expense) b)  $1,402 $2,504  $3,450   $5,470
                                                        c)  $1,216 $1,864  $2,386   $3,922
                                                        a)  $1,339 $2,323  $3,164   $4,977
0.63% (the minimum Investment Option operating expense) b)  $1,275 $2,138  $2,868   $4,447
                                                        c)  $1,086 $1,477  $1,743   $2,658

If you do not take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.


TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES           1 YEAR 3 YEARS 5 YEARS 10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a)   $615  $1,831  $3,026   $5,928
1.93% (the maximum Investment Option operating expense) b)   $552  $1,654  $2,750   $5,470
                                                        c)   $366  $1,114  $1,886   $3,922
                                                        a)   $489  $1,473  $2,464   $4,977
0.63% (the minimum Investment Option operating expense) b)   $425  $1,288  $2,168   $4,447
                                                        c)   $236   $727   $1,243   $2,658

If you take a Full Annuitization** of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES           1 YEAR 3 YEARS 5 YEARS 10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a)   $585  $1,801  $2,996   $5,898
1.93% (the maximum Investment Option operating expense) b)   $522  $1,624  $2,720   $5,440
                                                        c)   $336  $1,084  $1,856   $3,892
                                                        a)   $459  $1,443  $2,434   $4,947
0.63% (the minimum Investment Option operating expense) b)   $395  $1,258  $2,138   $4,417
                                                        c)   $206   $697   $1,213   $2,628

* This is the maximum charge we could impose if you add the benefit after issue, upon a reset of any of the guaranteed values available under any of the Lifetime Plus Benefits, or if you receive an automatic increase to your Lifetime Plus Payments. For more information, please see section 11.b, The Lifetime Plus Benefits.
**Annuity Payments are generally not available until 13 months after your Issue
  Date.

As of the end of the most recent fiscal year, ended December 31, 2008, no Contracts with the highest M&E charge currently offered by this prospectus had been sold. Therefore, we have not provided any condensed financial information for these Contracts. However, Appendix B contains condensed financial information regarding the Accumulation Unit Values (AUVs) for the highest and lowest M&E charges for Contracts that were available as of December 31, 2008. See








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                                       9



the appendix to the Statement of Additional Information regarding the AUVs for other M&E expense levels for Contracts that were available as of December 31, 2008.


1. THE VARIABLE ANNUITY CONTRACT
An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life of New York), where you make payments to us and, in turn, we promise to make regular periodic income payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. FOR QUALIFIED CONTRACTS, THE TAX DEFERRAL IS PROVIDED THROUGH COMPLIANCE WITH SPECIALIZED TAX-QUALIFICATION RULES, AND YOU DO NOT RECEIVE ANY ADDITIONAL TAX BENEFIT BY PURCHASING THE CONTRACT. HOWEVER, THE CONTRACT MAY OFFER OTHER FEATURES THAT MEET YOUR NEEDS. ACCORDINGLY, IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSIDER PURCHASING THIS CONTRACT FOR ITS DEATH BENEFIT, ANNUITY BENEFITS AND OTHER NON-TAX DEFERRAL RELATED BENEFITS. PLEASE CONSULT A TAX ADVISER FOR INFORMATION SPECIFIC TO YOUR CIRCUMSTANCES TO DETERMINE WHETHER A QUALIFIED CONTRACT IS AN APPROPRIATE INVESTMENT FOR YOU.

The Contract has an Accumulation Phase and an Annuity Phase. You can take withdrawals from the Contract during the Accumulation Phase and, subject to certain restrictions, you can make additional Purchase Payments.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.
o The Business Day before the Income Date if you take a Full
  Annuitization.
o The Business Day we process your request for a full withdrawal.
o Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), it will terminate on the Business Day we receive in good order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the spouse of the deceased continues the Contract.


The Annuity Phase is the period during which we will make Annuity Payments from the Contract. Annuity Payments must begin on a designated date (the Income Date) that is at least 13 months after your Issue Date. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization. The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible that some portion of the Contract will be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have terminated, as indicated in section 3, The Annuity Phase.

The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select. You cannot invest in more than 15 Investment Options at any one time. Contracts with one of the Target Date Benefits or one of the Lifetime Plus Benefits will be subject to restrictions on allocations and transfers into certain Investment Options (see the "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" discussions in section 11.a, The Target Date Benefits and section 11.b, The Lifetime Plus Benefits; see also Appendix D). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options.


We will not make any changes to your Contract without your permission except as may be required by law.

THE CONTRACT WILL TERMINATE WHEN:
o the Accumulation Phase has terminated,
o the Annuity Phase has terminated, and/or
o all applicable death benefit payments have been made.


OWNERSHIP
OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our









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                                       10



approval, any ownership change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER
A Non-Qualified Contract can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we require the signature of both Owners on any forms that are submitted to our Service Center, unless we allow otherwise.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant.

ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant and you can add a joint Annuitant for the Annuity Phase if you take a Full Annuitization. You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual (for example, a qualified plan or trust). You cannot change the Annuitant if the Contract is owned by a non-individual, but you can add a joint Annuitant (subject to our approval) for the Annuity Phase if you take a Full Annuitization. For Qualified Contracts, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement.

DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE IMPORTANT IMPACTS ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

PAYEE
The Payee is the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner will receive tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner unless the Contract is a Qualified Contract owned by a qualified plan. The Owner can change the Payee at any time, subject to our approval, provided that designation of a Payee is consistent with federal and state laws and regulations.

BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit will be paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary will be the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we will pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, for tax reasons, Joint Owners who are not spouses may not appoint any contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we will pay the death benefit to the estate of the Joint Owner who died last.

ASSIGNMENT OF A CONTRACT
An authorized request specifying the terms of an assignment of a Contract must be provided to our Service Center and approved by us. We will not be liable for any payment made or action taken before we record the assignment. An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. Exceptions to the removal of a Contract assignment may be made in order to comply with applicable law.






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                                       11





2. PURCHASE
PURCHASE PAYMENTS
A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and Annuitant(s) must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows.
o If you select the No Withdrawal Charge Option, the minimum initial payment we will accept is $25,000. For all other Contracts, the minimum initial payment we will accept is $10,000.
o You can make additional Purchase Payments of $50 or more during the Accumulation Phase.
o YOU CANNOT MAKE ANY ADDITIONAL PURCHASE PAYMENTS TO THE CONTRACT:
  - AFTER THE INCOME DATE THAT YOU TAKE A FULL ANNUITIZATION (INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE);
  - AFTER YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS; OR
  - IF YOU SELECTED ONE OF THE TARGET DATE BENEFITS, ON OR AFTER THE THIRD CONTRACT ANNIVERSARY THAT OCCURS AFTER THE RIDER EFFECTIVE DATE. HOWEVER, IF YOU REMOVE YOUR SELECTED TARGET DATE BENEFIT FROM YOUR CONTRACT, THIS RESTRICTION WILL NO LONGER APPLY.
o The maximum total amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life of New York variable annuities).
PURCHASE PAYMENTS TO QUALIFIED CONTRACTS MUST NOT BE GREATER THAN ALLOWED UNDER FEDERAL LAW AND MUST BE FROM EARNED INCOME OR A QUALIFIED TRANSFER. PURCHASE PAYMENTS TO QUALIFIED CONTRACTS OTHER THAN FROM A QUALIFIED TRANSFER MAY BE RESTRICTED AFTER THE OWNER REACHES AGE 70 1/2.


We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment in order to comply with state and/or federal law.

AUTOMATIC INVESTMENT PLAN (AIP)
The AIP is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. You may stop or change the AIP at any time. We must be notified by the first of the month in order to stop or change the AIP for that month. If the AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions. The AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.


IF YOU SELECTED ONE OF THE TARGET DATE BENEFITS, YOU CAN ONLY PARTICIPATE IN THE AIP DURING THE FIRST THREE CONTRACT YEARS AFTER YOU ADDED THE BENEFIT TO YOUR CONTRACT. HOWEVER, IF YOU TERMINATE ONE OF THE TARGET DATE BENEFITS, THE AIP WILL AGAIN BE AVAILABLE TO YOU. THE AIP ALSO WILL NO LONGER BE AVAILABLE TO YOU AFTER THE INCOME DATE ON WHICH YOU TAKE A FULL ANNUITIZATION, OR AFTER THE BENEFIT DATE ON WHICH YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS.


ALLOCATION OF PURCHASE PAYMENTS
We do not currently accept allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future. When you purchase a Contract, we will allocate your initial Purchase Payment to the Investment Options you selected according to your instructions. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Options will not change the allocation instructions for any future additional Purchase Payments. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them according to your most recent allocation instructions. If you selected one of the Target Date Benefits, we will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in
section 11.a, The Target Date Benefits; see also Appendix D.) In addition, if you select one of the Lifetime Plus Benefits, your








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                                       12



allocation instructions must always comply with the restrictions that are set out in section 11.b, The Lifetime Plus Benefits.

You may provide us with new allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center. The new allocation instructions will be effective for Purchase Payments received on or after the Business Day we receive your notice or instructions in good order at our Service Center. If you change your allocation instructions and you are participating in the automatic investment plan or the flexible rebalancing program, your allocation instructions must include directions for the plan/program.

If you select the Bonus Option, we will allocate any applicable bonus in the same way as the corresponding Purchase Payment.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we will always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we will issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to the Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your registered representative, we will not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be "received" when it is received at our Service Center regardless of how or when you made the payment.


If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide information about you or your Contract to government regulators. In addition, we may be required to block an Owner's Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, Lifetime Plus Payments, Cumulative Withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.


TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can make a "tax-free" exchange under
Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
o you might have to pay a withdrawal charge on your previous contract,
o there will be a new withdrawal charge period for this Contract,
o other charges under this Contract may be higher (or lower),
o the benefits may be different, and
o you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission on each contract sale). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

FAXED APPLICATIONS
We will accept Contract applications delivered in writing, as well as via fax. It is important that you verify that we have received any faxed application you send. We are not liable for faxed transaction requests that were sent by you but not received by us. We will treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system, whether it is ours, yours, your service provider's, or your registered representative's can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should submit your application in writing to our Service Center. We reserve the right to discontinue or modify the faxed








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                                       13



application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. When you cancel the Contract within this time period, we will not assess a withdrawal charge. You will receive your Contract Value (less any bonus) as of the day we receive your request. This may be more or less than your initial Purchase Payment. If you select the Bonus Option and cancel your Contract during the free look/right-to-examine period, you will forfeit your entire bonus. (See section 11.c, Other Optional Benefits - Bonus Option.) If you purchased this Contract as an IRA, we are required to refund your Purchase Payment (not including any bonus) less withdrawals if you decide to cancel your Contract within the free look period. In these instances, if you cancel your Contract you will receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund the Purchase Payment, we reserve the right to allocate your initial Purchase Payment (and any bonus if you select the Bonus Option) to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we will re-allocate your money as you selected. If we are required to refund the Purchase Payments and you cancel your Contract or we reject your application, you will receive the greater of Purchase Payments less withdrawals or Contract Value, regardless of how your Purchase Payments were allocated. The free look provision under the Contract is also called the right to examine.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE
The Contract Value in the subaccounts will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value will also be affected by the charges of the Contract. In order to keep track of your Contract Value in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for the Purchase Payment (and any bonus if applicable) at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day will receive the next Business Day's price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:
o dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding Business Day,
o adding any applicable dividends or capital gains, and
o multiplying this result by one minus the amount of the M&E charge for the current Business Day, and any additional calendar days since the immediately preceding Business Day.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate your Contract Value in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary will reflect the number and value of the Accumulation Units at the end of the previous Business Day.)

EXAMPLE
o On Wednesday, we receive at our Service Center an additional Purchase
  Payment of $3,000 from you before the end of the Business Day.
o When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on the Investment Option you chose is $13.25.
We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with
226.41509 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day's price.






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3. THE ANNUITY PHASE
You can apply your Contract Value to regular periodic income payments (Annuity Payments). A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee will receive the Annuity Payments. You will receive tax reporting on those payments, however, whether or not you are the Payee. We may require proof of the Annuitant(s)'age before making any life contingent Annuity Payment. If the age or gender of the Annuitant(s) have been misstated, the amount payable will be the amount that would have been provided at the true age or gender.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOU HAVE NOT REDUCED YOUR CONTRACT VALUE TO ZERO. At our discretion, we may extend the maximum permitted Income Date subject to the requirements of applicable law. The maximum permitted Income Date may vary depending on the broker/dealer you purchase your Contract through and your state of residence. UPON FULL ANNUITIZATION YOU WILL NO LONGER HAVE A CONTRACT VALUE, OR ANY BENEFITS OR BENEFIT INCREASES BASED ON CONTRACT VALUE. IN ADDITION, THE DEATH BENEFIT WILL TERMINATE AND ANY PERIODIC WITHDRAWAL OR INCOME PAYMENTS OTHER THAN ANNUITY PAYMENTS WILL STOP. You will not be required to take a Full Annuitization on the maximum permitted Income Date if your Contract Value has been reduced to zero. On the maximum permitted Income Date, if your Contract Value is greater than zero, we base Annuity Payments on your Contract Value if your Contract does not include a Lifetime Plus Benefit, or if it includes a Lifetime Plus Benefit but Lifetime Plus Payments have not begun. If you have not selected an Annuity Option we will make payments under the default option described in the "Annuity Payments" discussion of this section. However, if your Contract Value is greater than zero and your Contract includes a Lifetime Plus Benefit and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. In addition, if you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, you will instead receive the greater of the following. However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 1 based on the greater of the Contract Value or Cumulative Withdrawal Value; or
o the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 3 based on the greater of the Contract Value or Cumulative Withdrawal Value; or
o the current annual maximum Lifetime Plus Payment available to you.

In addition, if on the maximum permitted Income Date the current annual maximum Lifetime Plus Payment is greater than the annual fixed Annuity Payment based on the Contract Value, we will send you any remaining Cumulative Withdrawal Value.

INCOME DATE
The Income Date is the date Annuity Payments will begin. Your Income Date is specified in your Contract as the maximum permitted date allowed for your Contract, which is the first day of the calendar month following the Annuitant's 90th birthday. This limitation may not apply when the Contract is issued to a charitable remainder trust. You can make an authorized request for a different Income Date after the Issue Date, however, any such request is subject to our approval. Your Income Date must be the first day of a calendar month and must be at least 13 months after the Issue Date. The Income Date will never be later than what is permitted under applicable law. An earlier Income Date may be required to satisfy minimum required distribution rules under certain Qualified Contracts.

PARTIAL ANNUITIZATION
PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO EVERYONE. THERE CAN BE ONLY ONE OWNER, THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT.








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                                    27, 2009

You can take Partial Annuitizations after 13 months. However, if your Contract includes one of the Lifetime Plus Benefits, you cannot take a Partial Annuitization after you begin receiving Lifetime Plus Payments. Partial Annuitizations are also not available after you take a Full Annuitization. If you take a Full Annuitization, the Accumulation Phase of the Contract will end.

You can take one Partial Annuitization every 12 months. THE MAXIMUM NUMBER OF ANNUITIZATIONS WE ALLOW AT ANY ONE TIME IS FIVE. We do not allow you to allocate additional Contract Value to an existing stream of Annuity Payments. You also cannot transfer any amounts allocated to a stream of Annuity Payments to any other portion of the Contract. If you have four Partial Annuitizations and you would like to take a fifth, you must take a Full Annuitization and apply the entire remaining Contract Value to Annuity Payments, and the Accumulation Phase of the Contract will end. The amounts you apply to a Partial Annuitization and Annuity Payments we make under a Partial Annuitization are not subject to the withdrawal charge.


A Partial Annuitization will decrease the Contract Value, the Withdrawal Charge Basis, and the death benefit. A Partial Annuitization will also decrease the Benefit Base for Contracts with one of the Lifetime Plus Benefits, and it will decrease the Target Value for Contracts with one of the Target Date Benefits. This will decrease the amounts available for withdrawals, Lifetime Plus Payments, Cumulative Withdrawals, additional Annuity Payments, and payment of the death benefit. For more information, see section 11.a, The Target Date Benefits; 11.b, The Lifetime Plus Benefits; section 6, Expenses - Withdrawal Charge; and see the discussion of the death benefit that applies to your Contract in section 10, Death Benefit or section 11.c, Other Optional Benefits - Quarterly Value Death Benefit.


FOR TAX PURPOSES, ANNUITY PAYMENTS WE MAKE UNDER A PARTIAL ANNUITIZATION WILL BE TREATED AS PARTIAL WITHDRAWALS AND NOT AS ANNUITY PAYMENTS. However, once the Contract Value has been reduced to zero, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes. If you take a Partial Annuitization(s) and subsequently take a full withdrawal of the entire remaining Contract Value, all Annuity Payments we make on or after the Business Day you take the withdrawal, should be treated as annuity payments (and not withdrawals) for tax purposes.


If the Annuity Payments we make are treated as withdrawals (and not annuity payments) for tax purposes, under Non-Qualified Contracts, any gains in the entire Contract will be considered to be distributed before Purchase Payments and will be subject to ordinary income tax. For Qualified Contracts, in most cases, the entire Annuity Payment we make under a Partial Annuitization will be subject to ordinary income taxes. If any Owner is younger than age 59 1/2, the taxable portion of the Annuity Payments we make under a Partial Annuitization may also be subject to a 10% federal penalty tax. Partial Annuitizations may also affect the tax treatment of any future Annuity Payments. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING A PARTIAL ANNUITIZATION.


ANNUITY OPTIONS
You can choose one of the income plans (Annuity Options) described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. For example, the guaranteed initial monthly fixed payout rates under Annuity Option 4 with a guarantee period of 20 years or more are the lowest fixed rates we offer, and the guaranteed initial monthly fixed payout rates under Annuity Option 1 are the highest fixed rates we offer. Annuity Payments will also be lower if you request Annuity Payments at an early age (for example, when the Annuitant is age 50) as opposed to waiting until the Annuitant is older (for example, when the Annuitant is age 70).

OPTION 1. LIFE ANNUITY. We will make Annuity Payments during the life of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

OPTION 2. LIFE ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the Annuitant's death and a payment election form at our Service Center, using the selected assumed investment








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                                    27, 2009
return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of the Annuitant's death and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. Under a Partial Annuitization, this Annuity Option is only available for variable payouts; this Annuity option is not available for fixed Partial Annuitizations.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments will stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the last surviving joint Annuitant's death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of death of both joint Annuitants and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.


OPTION 5. REFUND LIFE ANNUITY. We will make Annuity Payments during the lifetime of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:
  (A)= Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant's death is received at our Service Center.
  (B)= The amount applied to variable Annuity Payments on the Income Date.
  (C)= Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant's death is received at our Service Center.
  (D)= The number of Annuity Units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant's death is received at our Service Center.
  (E)= Dollar value of first variable Annuity Payment.
  (F)= Number of variable Annuity Payments made since the Income Date.

We will base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant's death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.


EXAMPLE
o The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item "B").
o The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item "C").
o The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is: $6.15 x ($100,000 / $1,000) = $615 (item "E").





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                                    27, 2009


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                                       17



o Assume the Annuity Unit value on the Income Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 =
  51.25 (item "D").
o The Owner who is also the Annuitant dies after receiving 62 Annuity
  Payments (item "F") and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $15 (item "A").

WE CALCULATE THE REFUND AS FOLLOWS:
(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]} = 15 x {[100,000 x 1.00 x (51.25 /
615)] - [51.25 x 62]} =

15 x {[100,000 x 0.083333] - 3,177.50} = 15 x {8,333.33 - 3,177.50} = 15 x
5,155.83 = $77,337.50

ANNUITY PAYMENTS
Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Annuity Payments under Annuity Options 1-5 as:
o a variable payout,
o a fixed payout, or
o a combination of both.

If you do not choose an Annuity Option before the Income Date, we will make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments. We base Annuity Payments on your Contract Value if your Contract does not include a Lifetime Plus Benefit, or if it includes a Lifetime Plus Benefit but Lifetime Plus Payments have not begun. If your Contract includes a Lifetime Plus Benefit and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. However, if the Income Date is the maximum permitted Income Date and you are receiving Lifetime Plus Payments, you will receive payments as indicated in the note that appears at the beginning of this section.


Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we will base variable Annuity Payments on the investment allocations that were in place on the Income Date. We will not allow you to apply amounts of less than $2,000 to an Annuity Option. If your Contract Value is less than $2,000 on the Income Date, we will pay that amount to you. We may change the frequency of your Annuity Payments if the amount of the payment is less than $20. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract.


If you choose to have any portion of the Annuity Payments based on the investment performance of the Investment Option(s), the dollar amount of the payments will depend upon the following factors.


o The Contract Value on the Income Date.


o The age of the Annuitant and any joint Annuitant on the Income Date.
o The gender of the Annuitant and any joint Annuitant, where permitted.
o The Annuity Option you select.
o The assumed investment rate (AIR) you select.
o The mortality table specified in the Contract.
o The future performance of the Investment Option(s) you select.

You can choose an AIR of either 3% or 4.5%. Using a higher AIR results in a higher initial variable Annuity Payment, but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Annuity Payments will increase. Similarly, if the actual performance is less than the AIR you selected, the variable Annuity Payments will decrease.

EACH PORTION OF THE CONTRACT THAT YOU APPLY TO ANNUITY PAYMENTS WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o Under Annuity Options 1 and 3, the death of the last surviving
  Annuitant.




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                                       18



o Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.
o Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
o Contract termination.


4. INVESTMENT OPTIONS
The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

YOU SHOULD READ THE INVESTMENT OPTIONS' PROSPECTUSES CAREFULLY. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options' prospectuses. TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE INVESTMENT OPTIONS, CONTACT YOUR REGISTERED REPRESENTATIVE OR CALL US AT THE TOLL FREE TELEPHONE NUMBER LISTED AT THE BACK OF THIS PROSPECTUS. We will send copies of the Investment Options' prospectuses to you when we issue the Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. The classes of shares currently offered by this Contract are listed in the table of annual operating expenses for each Investment Option that appears in Appendix A. For more information about share classes, see the Investment Options' prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.


Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust), including the AZL FusionPortfolios, is a "fund of funds" and diversifies its assets by investing in the shares of several other affiliated mutual funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz VIP Fund of Funds Trust and the Allianz VIP Fund of Funds Trust does not pay service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.


We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Nicholas-Applegate Capital Management, Oppenheimer Capital LLC and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.




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
                                       19



                               INVESTMENT OPTIONS

    INVESTMENT        NAME OF     ASSET CATEGORY      OBJECTIVE(S)                           PRIMARY INVESTMENTS
MANAGEMENT COMPANY   INVESTMENT                                                          (Normal market conditions)
       AND             OPTION
ADVISER/SUBADVISER
AIM


Managed by Allianz AZL AIM        International  Long-term growth of     At least 80% of its assets in a diversified portfolio of
Investment         International      Equity     capital                 international equity securities whose issuers are
Management         Equity Fund                                           considered by the fund's subadviser to have strong earnings
LLC/Invesco Aim                                                          momentum.
Capital
Management, Inc.
BLACKROCK
Managed by Allianz AZL BlackRock   Large Growth  Long-term growth of     Invests at least 80% of total assets in common and
Investment         Capital                       capital                 preferred stock and securities convertible into common and
Management         Appreciation                                          preferred stock of mid-size and large-size companies.
LLC/BlackRock      Fund
Capital
Management, Inc.
                   AZL BlackRock   Large Growth  Maximum long-term       Invests at least 80% of total assets in common and
                   Growth Fund                   capital appreciation    preferred stock and securities convertible into common and with minimum long-term  preferred stock of mid- and large-size companies.
                                                 risk to principal
                   AZL            International  Match the performance   Invests at least 80% of its assets in a statistically
                   International      Equity     of the MSCI             selected sampling of equity securities of companies
                   Index Fund                    EAFE(R)  included in the Morgan Stanley Capital Inernational Europe,
                                                 Index as closely as     Australia and Far East Index (MSCI EAFE) and in derivative
                                                 possible                instruments linked to the MSCI EAFE index.


Managed by Allianz AZL Money           Cash      Current income          Invests in a broad range of short-term, high quality U.S.
Investment         Market Fund      Equivalent   consistent with         dollar-denominated money market instruments, including
Management                                       stability of principal  government, U.S. and foreign bank, commercial and other
LLC/BlackRock                                                            obligations. During extended periods of low interest rates,
Institutional                                                            and due in part to contract fees and expenses, the yield of
Management                                                               the AZL Money Market Fund may also become extremely low and
Corporation                                                              possibly negative.
Managed by         BlackRock        Specialty    High total investment   Invests in both equity and debt securities of issuers
BlackRock          Global                        return                  located around the world to achieve a combination of
Advisors,          Allocation                                            capital growth and income.
LLC/BlackRock      V.I. Fund
Investment
Management, LLC
and BlackRock
Asset Management
U.K. Limited
COLUMBIA
Managed by Allianz AZL Columbia      Mid Cap     Long-term growth of     Invests at least 80% of net assets in equity securities of
Investment         Mid Cap Value                 capital                 companies that have market capitalizations in the range of
Management         Fund                                                  the companies in the Russell Midcap(R) Value
LLC/Columbia                                                             Index at the time of purchase that the fund's subadviser
Management                                                               believes are undervalued and have the potential for long-
Advisors, LLC                                                            term growth.
                   AZL Columbia     Small Cap    Long-term capital       Invests at least 80% of net assets in equity securities of
                   Small Cap                     appreciation            companies with market capitalizations in the range of the
                   Value Fund                                            companies in the Russell 2000 Value Index(R)
                                                                         at the time of purchase that the subadviser believes are
                                                                         undervalued.
                   AZL Columbia     Specialty    Capital Appreciation    At least 80% of its total net assets in common stocks of
                   Technology                                            U.S and foreign technology companies that may benefit from
                   Fund                                                  technological improvements, advancements or developments.
DAVIS
Managed by Allianz AZL Davis NY    Large Value   Long-term growth of     Invests the majority of assets in equity securities issued
Investment         Venture Fund                  capital                 by large companies with market capitalizations of at least
Management                                                               $10 billion.
LLC/Davis Selected
Advisers, L.P.
Managed by Davis   Davis VA         Specialty    Long-term growth of     At least 80% of net assets in securities issued by
Advisors           Financial                     capital                 companies principally engaged in the financial services
                   Portfolio                                             sector.







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                                    27, 2009

DREYFUS
Managed by    AZL Dreyfus  Large Growth  Long-term growth of   Primarily invests in common stocks of large, well-established and
Allianz       Equity                     capital and income    mature companies. Normally invests at least 80% of its net assets in
Investment    Growth Fund                                      stocks that are included in a widely recognized index of stock market
Management                                                     performance. May invest in non-dividend paying companies if they
LLC/Founders                                                   offer better prospects for capital appreciation. May invest up to 30%
Asset                                                          of its total assets in foreign securities.
Management
LLC
Managed by    AZL S&P 500  Large Blend   Match total return of Normally invests in all 500 stocks in the S&P 500(R)
Allianz       Index Fund                 the S&P               in proportion to their weighting in the index.
Investment                               500(R)
Management
LLC/The
Dreyfus
Corporation
              AZL Small     Small Cap    Match performance of  Invests in a representative sample of stocks included in the S&P
              Cap Stock                  the S&P SmallCap 600  SmallCap 600 Index(R), and in futures whose
              Index Fund                 Index{reg-trade-mark} performance is related to the index, rather than attempt to replicate the index.
FIRST TRUST
Managed by    AZL First    Large Blend   Total Return          Invests primarily in common stocks of companies that are identified
Allianz       Trust                                            by a model based on an allocation of 50% in two separate strategies
Investment    Target                                           that seek to provide above-average total return.
Management    Double Play
LLC/First     Fund
Trust
Advisors L.P.

FRANKLIN TEMPLETON
Managed by    AZL           Small Cap    Long-term total       Under normal market conditions, invests at least 80% of its net
Allianz       Franklin                   return                assets in investments of small capitalization companies similar to
Investment    Small Cap                                        those that comprise the Russell 2500{trademark} Index at the time of
Management    Value Fund                                       investment.
LLC/Franklin
Advisory
Services, LLC


Managed by    AZL           A "Fund of   Long-term capital     Invests in a combination of subportfolios or strategies, each of
Allianz       Franklin     Funds" Model  appreciation, with    which is managed by an asset manager that is part of Franklin
Investment    Templeton     Portfolio    income as a secondary Templeton.
Management    Founding                   goal
LLC/Franklin  Strategy
Mutual        Plus Fund
Advisers,
LLC,
Templeton
Global
Advisors
Limited, and
Franklin
Advisers,
Inc.
Managed by    Franklin      High-Yield   High current income   Invests primarily to predominantly in debt securities offering high
Franklin      High Income     Bonds      with capital          yield and expected total return.
Advisers,     Securities                 appreciation as a
Inc.          Fund                       secondary goal
              Franklin      Specialty    Maximize income while Normally invests in debt and equity securities, including corporate,
              Income                     maintaining prospects foreign and U.S. Treasury bonds and stocks with dividend yields the
              Securities                 for capital           manager believes are attractive.
              Fund                       appreciation

Administered  Franklin        Model      Capital appreciation  Invests equal portions in Class 1 shares of the Franklin Income
by Franklin   Templeton     Portfolio    with income as a      Securities Fund, Mutual Shares Securities Fund, and Templeton Growth
Templeton     VIP            (Fund of    secondary goal.       Securities Fund.
Services, LLC Founding        Funds)
              Funds
              Allocation
              Fund


Managed by    Franklin      Short-Term   Income                At least 80% of its net assets in U.S. government securities and
Franklin      U.S.            Bonds                            normally invests primarily in fixed and variable rate mortgage-backed
Advisers,     Government                                       securities.
Inc.          Fund
              Franklin    Intermediate-  As high an investment Normally invests at least 80% of its net assets in zero coupon debt
              Zero Coupon   Term Bonds   return as is          securities. The fund will mature in December of 2010 and will then no
              Fund 2010                  consistent with       longer be available as an Investment Option under the Contract. For capital preservation  additional information regarding the maturity of the fund, please see the Franklin Zero Coupon Fund prospectus.


Managed by    Mutual      International  Capital appreciation  Invests primarily in U.S. and foreign equity securities that the
Franklin      Global          Equity                           manager believes are undervalued. The fund also invests, to a lesser
Mutual        Discovery                                        extent, in risk arbitrage securities and distressed companies.
Advisers,     Securities
LLC/Franklin  Fund
Templeton
Investment
Management
Limited








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

Managed by         Mutual Shares  Large Value   Capital        Invests primarily in U.S. and foreign equity securities that the
Franklin Mutual    Securities                   appreciation,  manager believes are undervalued. The fund also invests, to a lesser
Advisers, LLC      Fund                         with income as extent, in risk arbitrage securities and distressed companies.
                                                a secondary
                                                goal
Managed by         Templeton     Intermediate-  High current   Normally invests at least 80% of its net assets in bonds, which
Franklin Advisers, Global Bond     Term Bonds   income,        include debt securities of any maturity, such as bonds, notes, bills
Inc.               Securities                   consisent with and debentures. The fund may invest a portion of its total assets in
                   Fund                         preservation   bonds rated below investment grade and a significant portion of its
                                                of capital,    assets in foreign securities.
                                                with capital
                                                appreciation
                                                as a secondary
                                                consideration
Managed by         Templeton     International  Long-term      Normally invests primarily in equity securities of companies located
Templeton Global   Growth            Equity     capital growth anywhere in the world, including those in the U.S. and in emerging
Advisors           Securities                                  markets.
Limited/Templeton  Fund
Asset Management
Ltd.
FUND OF FUNDS
Managed by Allianz AZL Allianz     A "Fund of   Long-term      Normally invests in a combination of AGI Mutual Funds, with 45% to
Investment         Global         Funds" Model  capital        65% of the Fund's assets allocated to equity investments and 35% to
Management LLC     Investors       Portfolio    appreciation   55% allocated to fixed income investments.
                   Select Fund                  with
                                                preservation
                                                of capital
                   AZL Balanced    A "Fund of   Long-term      Invests primarily in a combination of five underlying bond and equity
                   Index          Funds" Model  capital        index funds.
                   Strategy Fund   Portfolio    appreciation
                                                with
                                                preservation
                                                of capital
                   AZL Fusion      A "Fund of   Long-term      Allocation among the underlying investments, to achieve a range
                   Balanced Fund  Funds" Model  capital        generally from 40% to 60% of assets in equity funds with the
                                   Portfolio    appreciation   remaining balance invested in fixed income funds.
                                                with
                                                preservation
                                                of capital as
                                                an important
                                                consideration
                   AZL Fusion      A "Fund of   Long-term      Allocation among the underlying investments, to achieve a range
                   Conservative   Funds" Model  capital        generally from 25% to 45% of assets in equity funds with the
                   Fund            Portfolio    appreciation   remaining balance invested in fixed income funds.
                                                with
                                                preservation
                                                of capital as
                                                an important
                                                consideration
                   AZL Fusion      A "Fund of   Long-term      Allocation among the underlying investments, to achieve a range
                   Growth Fund    Funds" Model  capital        generally from 70% to 90% of assets in equity funds with the
                                   Portfolio    appreciation   remaining balance invested in fixed income funds.
                   AZL Fusion      A "Fund of   Long-term      Allocation among the underlying investments, to achieve a range
                   Moderate Fund  Funds" Model  capital        generally from 55% to 75% of assets in equity funds with the
                                   Portfolio    appreciation   remaining balance invested in fixed income funds.
                   AZL Moderate    A "Fund of   Long-term      Invests primarily in a combination of five underlying bond and equity
                   Index          Funds" Model  capital        index funds.
                   Strategy Fund   Portfolio    appreciation
JENNISON
Managed by Allianz AZL Jennison   Large Blend   Long-term      At least 80% of its total assets in approximately 40 (which may range
Investment         20/20 Focus                  growth of      up to 45) equity and equity-related securities of companies that the
Management         Fund                         capital        subadviser believes have strong capital appreciation potential.
LLC/Jennison
Associates LLC
J.P. MORGAN
Managed by Allianz AZL JPMorgan   Large Blend   Long-term      Invests at least 80% of its net assets, plus any borrowings for
Investment         Large Cap                    growth of      investment purposes, primarily in equity securities of large- and
Management         Equity Fund                  capital        medium-capitalization U.S. companies.
LLC/J.P. Morgan
Investment
Management, Inc.








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

                   AZL JPMorgan    Large Blend   High total return    Invests at least 80% of its net assets, plus any borrowings
                   U.S. Equity                                        for investment purposes, primarily in equity securities of
                   Fund                                               large- and medium-capitalization U.S. companies.
NICHOLAS-APPLEGATE
Managed by Allianz AZL NACM       International  Maximum long-term    At least 80% of its net assets in securities of companies in
Investment         International      Equity     capital appreciation developed countries located outside the U.S., represented in
Management         Fund                                               the Morgan Stanley Capital International Europe Australasia
LLC/Nicholas-                                                         Far East (MSCI EAFE) Index.
Applegate Capital
Management, LLC
OPPENHEIMER CAPITAL
Managed by Allianz AZL OCC Growth  Large Growth  Long-term growth of  Invests at least 65% of its assets in common stocks of
Investment         Fund                          capital with income  "growth" companies with market capitalizations of at least $5
Management LLC/                                  as an incidental     billion.
Oppenheimer                                      consideration
Capital LLC
                   AZL OCC          Small Cap    Capital appreciation At least 65% of its assets in common stocks of "growth"
                   Opportunity                                        companies with market capitalizations of less than $2 billion
                   Fund                                               at the time of investment.
Managed by Allianz OpCap Mid Cap     Mid Cap     Long-term capital    Invests at least 80% of its net assets in equity securities of
Global Investors   Portfolio                     appreciation         companies with market capitalizations between $500 million and
Fund Management                                                       $15 billion at the time of purchase that the adviser believes
LLC                                                                   are undervalued in the marketplace.
OPPENHEIMERFUNDS
Managed by Allianz AZL            International  Capital appreciation Invests mainly in common stocks of mid and large-cap companies
Investment         Oppenheimer        Equity                          in the U.S. and foreign countries, including countries with
Management LLC/    Global Fund                                        developed and emerging markets.
OppenheimerFunds,
Inc.
                   AZL            International  Long-term capital    Common stocks of growth companies that are domiciled outside
                   Oppenheimer        Equity     appreciation         the U.S. or have their primary operations outside the U.S.,
                   International                                      including companies in emerging markets.
                   Growth Fund
PIMCO
Managed by Allianz AZL PIMCO       Large Blend   Exceed the total     Invests substantially all assets in derivative instruments
Investment         Fundamental                   return of the FTSE   based on the Enhanced RAFI{trademark} 1000, backed by a
Management         IndexPLUS                     RAFI{trademark}1000  portfolio of short and intermediate term fixed income
LLC/Pacific        Total Return                  Index                instruments.
Investment         Fund
Management Company
LLC

Managed by Pacific PIMCO VIT All    Specialty    Maximum real return  Invests in institutional class shares of the underlying PIMCO
Investment         Asset             (Fund of    consistent with      Funds and does not invest directly in stocks or bonds of other
Management Company Portfolio          Funds)     preservation of real issuers.
LLC                                              capital and prudent
                                                 investment
                                                 management
                   PIMCO VIT        Specialty    Maximum real return  Invests in commodity linked derivative instruments backed by a
                   CommodityReal                 consistent with      portfolio of inflation-indexed securities and other fixed
                   Return[TM]                    prudent investment   income securities.
                   Strategy                      management
                   Portfolio
                   PIMCO VIT      Intermediate-  Maximum total        At least 80% of its assets in fixed income instruments of
                   Emerging         Term Bonds   return, consistent   issuers that economically are tied to countries with emerging
                   Markets Bond                  with preservation of securities markets.
                   Portfolio                     capital and prudent
                                                 investment
                                                 management


                   PIMCO VIT      Intermediate-  Maximum total        At least 80% of its assets in fixed income instruments of
                   Global Bond      Term Bonds   return, consistent   issuers in at least three countries (one of which may be the
                   Portfolio                     with preservation of U.S.), which may be represented by futures contracts. May
                   (Unhedged)                    capital and prudent  invest, without limitation, in securities of issuers in
                                                 investment           emerging market countries.
                                                 management








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

              PIMCO VIT        A "Fund of   Total return  Invests in a combination of affiliated and unaffiliated funds, fixed
              Global Multi-   Funds" Model  which exceeds income instruments, equity securities, forwards and derivatives. Typically
              Asset            Portfolio    a 60% MSCI    invests 20% to 80% of total assets in equity-related investments.
              Portfolio                     World
                                            Index/40%
                                            Barclays
                                            Capital U.S.
                                            Aggregate
                                            Index blend


              PIMCO VIT High   High-Yield   Maximum total At least 80% of assets in a diversified portfolio of high-yield securities
              Yield              Bonds      return,       ("junk bonds") rated below investment grade, but at least Caa by Moody's
              Portfolio                     consistent    or equivalently rated by S&P or Fitch. May invest up to 20% of total asets
                                            with          in securities denominated in foreign currencies.
                                            preservation
                                            of capital
                                            and prudent
                                            investment
                                            management
              PIMCO VIT Real Intermediate-  Maximum real  At least 80% of its net assets in inflation-indexed bonds of varying
              Return           Term Bonds   return,       maturities issued by the U.S. and non-U.S. governments, their agencies or
              Portfolio                     consistent    instrumentalities and corporations.
                                            with
                                            preservation
                                            of real
                                            capital and
                                            prudent
                                            investment
                                            management


              PIMCO VIT      Intermediate-  Maximum total At least 65% of total assets in a diversified portfolio of fixed income
              Total Return     Term Bonds   return,       instruments of varying maturities, which may be represented by forwards or
              Portfolio                     consistent    derivatives such as options, futures contracts, or swap agreements.
                                            with
                                            preservation
                                            of capital
                                            and prudent
                                            investment
                                            management


SCHRODER
Managed by    AZL Schroder     Specialty    Capital       Invests at least 80% of its net assets in equity securities of companies
Allianz       Emerging                      appreciation  that the subadviser believes to be "emerging market" issuers. May invest
Investment    Markets Equity                              remainder of assets in securities of issuers located anywhere in the
Management    Fund                                        world.
LLC/Schroder
Investment
Management
North America
Inc.
              AZL Schroder   International  Long-term     At least 80% of net assets in equity securities of small capitalization
              International      Equity     capital       companies located outside the U.S. (generally with market capitalizations
              Small Cap Fund                appreciation  of $3.5 billion or less at the time of investment) that it believes offer the potential for capital appreciation.
TARGETPLUS PORTFOLIOS
Managed by    AZL TargetPLUS     Model      Long-term     Invests primarily in a diversified portfolio of equity and fixed income
Allianz       Balanced Fund    Portfolio    capital       securities with 40% to 60% allocated to the equity portfolio and the
Investment                                  appreciation  balance allocated to the fixed income portfolio. May invest a significant
Management                                  with          portion of its total assets in securities of non-U.S. companies.
LLC/First                                   preservation
Trust                                       of capital as
Advisors L.P.                               an important
and Pacific                                 consideration
Investment
Management
Company LLC


Managed by    AZL TargetPLUS     Model      Total return  Invests at least 80% of net assets in common stocks of companies that are
Allianz       Equity Fund      Portfolio                  identified by a model based on an allocation of 20% of fund assets in each
Investment                                                of five separate strategies.
Management
LLC/First
Trust
Advisors L.P.


Managed by    AZL TargetPLUS     Model      Long-term     Invests primarily in a diversified portfolio of equity and fixed income
Allianz       Growth Fund      Portfolio    capital       securities with 70% to 90% allocated to the equity portfolio and the
Investment                                  appreciation  balance allocated to the fixed income portfolio. May invest a significant
Management                                                portion of its total assets in securities of non-U.S. companies.
LLC/First
Trust
Advisors L.P.
and Pacific
Investment
Management
Company LLC
              AZL TargetPLUS     Model      Long-term     Invests primarily in a diversified portfolio of equity and fixed income
              Moderate Fund    Portfolio    capital       securities with 55% to 75% allocated to the equity portfolio and the appreciation  balance allocated to the fixed income portfolio. May invest a significant portion of its total assets in securities of non-U.S. companies.







 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

TURNER
Managed by  AZL Turner      Small Cap    Long-term    At least 80% of its net assets in common stocks and other equity securities of
Allianz     Quantitative                 growth of    U.S. companies with small market capitalizations that the subadviser believes,
Investment  Small Cap                    capital      based on a quantitative model, have strong earnings growth potential. Small
Management  Growth Fund                               capitalization companies are defined as companies with market capitalizations,
LLC/Turner                                            at the time of purchase, in the range of companies included in the Russell[
Investment                                            ]2000(R) Growth Index.
Partners,
Inc.
VAN KAMPEN
Managed by  AZL Van        Large Value   Capital      Invests at least 80% of net assets in common stocks with the potential for
Allianz     Kampen                       growth and   capital growth and income. May invest  up to 25% of total assets in foreign
Investment  Comstock Fund                income       securities.
Management
LLC/Van
Kampen
Asset
Management


            AZL Van         Specialty    Highest      Invests at least 65% of its total assets in income-producing equity securities
            Kampen Equity                possible     and also invests in investment grade quality debt securities. May invest up to
            and Income                   income       25% ot total assets in foreign securities, including emerging market
            Fund                         consistent   securities.
                                         with safety
                                         of principal
                                         with long-
                                         term growth
                                         of capital
                                         as an
                                         important
                                         secondary
                                         objective

            AZL Van       International  Long term    Invests primarily in a portfolio of equity securities of issuers located
            Kampen Global     Equity     capital      throughout the world that it believes have, among other things, resilient
            Franchise                    appreciation business franchises and growth potential. Normally invests at least 65% of
            Fund                                      total assets in securities of issuers from at least three different countries, which may include the U.S.
            AZL Van         Specialty    Income and   Invests at least 80% of assets in equity securities of companies in the real
            Kampen Global                capital      estate industry located throughout the world, including real estate investment
            Real Estate                  appreciation trusts and real estate operating companies established outside the U.S.
            Fund
            AZL Van        Large Value   Income and   Invests at least 65% of total assets in income-producing equity securities,
            Kampen Growth                long-term    including common stocks and convertible securities; also in non-convertible
            and Income                   growth of    preferred stocks and debt securities rated "investment grade." May invest  up
            Fund                         capital      to 25% of total assets in foreign securities, including emerging market securities.
            AZL Van          Mid Cap     Capital      At least 80% of net assets in common stocks and other equity securities of mid
            Kampen Mid                   growth       capitalization growth companies.
            Cap Growth
            Fund




Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option's assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.


SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Investment Option for one of the Investment Options you selected for any reason in our sole discretion. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We also may close Investment Options to allocations of Purchase Payments and/or Contract Value, at any time and at our sole discretion. The fund companies that sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us. To the extent required by the Investment Company Act of 1940 or other applicable law, we will not substitute any shares without notice to you and prior approval of the SEC.


TRANSFERS
CONTRACTS WITH ONE OF THE TARGET DATE BENEFITS OR ONE OF THE LIFETIME PLUS BENEFITS WILL BE SUBJECT TO RESTRICTIONS ON TRANSFERS INTO CERTAIN INVESTMENT OPTIONS WHILE THE BENEFIT IS IN EFFECT. For more information, please see section 11.a, The Target Date Benefits and section 11.b, The Lifetime Plus Benefits; see also Appendix D.


You can make transfers among the Investment Options, subject to certain restrictions. Transfers may be subject to a transfer fee. For more information, see section 6, Expenses - Transfer Fee. We currently allow you to make as many transfers each Contract Year as you wish. We may change this practice in the future. This product is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.

The following applies to any transfer.
o The minimum amount that you can transfer is $1,000 or the entire amount in the Investment Option, if less. We waive this requirement if the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for one of the Target Date Benefits or one of the Lifetime Plus Benefits.
o We may choose not to allow you to make transfers during the free look/right-to-examine period.
o Your request for a transfer must clearly state:
  -  which Investment Options are involved in the transfer; and
  -  how much you wish to transfer.
o After the Income Date, you cannot make a transfer from a fixed Annuity
  Payment stream to a variable Annuity Payment stream.
o After the Income Date, you can make a transfer from a variable Annuity
  Payment stream to establish a new fixed Annuity Payment stream.
o Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercise of the right by one or more Owners is, or may be, to the disadvantage of other Owners. For more information, see the "Excessive Trading and Market Timing" discussion in this section.
o Transfer instructions apply equally to the accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.
o Transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments. In addition, transfers of Contract Value between Investment Options will not change how we rebalance your Contract Value on each Quarterly Anniversary if your Contract includes one of the Target Date Benefits or one of the Lifetime Plus Benefits. Under these optional benefits, in order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in section 11.a, The Target Date Benefits, and section 11.b, The Lifetime Plus Benefits; see also Appendix D.)

When you make a transfer request, we will process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in good order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009
received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values and/or Annuity Unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

TELEPHONE AND OTHER ELECTRONIC TRANSFERS
You can request transfers by telephone, fax, or by website at www.allianzlife.com. We may allow you to authorize someone else to request transfers by telephone, fax, or website on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request submitted by telephone, website, or by fax, and to discontinue or modify the telephone, fax and/or website transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email or via electronic communications other than by telephone, fax, or by website. This service may be available to you in the future.

When you make a transfer request by telephone, fax, or by website, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If you or your authorized representative have not given instructions to a Service Center representative before the end of the Business Day, even if due to our delay in answering your call or a delay caused by our telephone, fax and/or computer system, we will consider the request to be received at or after the end of the current Business Day and the request will receive the next Business Day's Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.

By authorizing transfers by telephone or website, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with telephone and website transactions that do not occur if a written request is submitted. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we will not be able to verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING
We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
o Dilution of the interests of long-term investors in an Investment
  Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.
o An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.
o Increased brokerage and administrative expenses.

In order to attempt to protect our Owners and the Investment Options from potentially disruptive trading, we have adopted certain excessive trading and market timing policies and procedures. Under our excessive trading and market




 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009
timing policy, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to) the following.
o Limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).
o Restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).
o Requiring a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits "round trips" with Investment Options, other than the AZL Money Market Fund and the AZL FusionPortfolios, within 14 calendar days. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.
o Not accepting transfer requests made on your behalf by an asset allocation and/or market timing service.
o Limiting the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.
o Imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).
o Prohibiting transfers into specific Investment Options.
o Imposing other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to DETER disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners' legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners' interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.
o Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
o Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.








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As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option's shares are subject to acceptance by that Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option's shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept transfers from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person's telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM
The DCA program allows you to systematically transfer a set amount of money each month from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase.


The DCA program is only available for a period of either six or 12 months. You can choose to participate in the DCA program at any time during the Accumulation Phase and you can participate in the program more than once. If your Contract includes one of the Lifetime Plus Benefits the DCA program is not available while you are receiving Lifetime Plus Payments. You can elect either the six or 12 month program by properly completing the DCA form provided by us, and we will process your participation request after it is received in good order at our Service Center.

If you choose to participate in the DCA program at Contract issue we will apply 100% of your initial Purchase Payment to the DCA Money Market Account. If you choose to participate in the DCA program after the Issue Date you must allocate at least $1,500 of your Contract Value to the DCA Money Market Account. Each month while the program is in effect we will transfer money from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. Keep in mind that if your Contract includes one of the Target Date Benefits or one of the Lifetime Plus Benefits that, while the benefit is in effect, your allocation instructions must comply with the restrictions that are set out in section 11.a, The Target Date Benefits and Appendix D; or section 11.b, The Lifetime Plus Benefits. We will invest amounts that you allocate to the DCA Money Market Account in the AZL Money Market Fund. The DCA Money Market Account is subject to the same risks, fees and charges of the AZL Money Market Fund and will earn the same returns. Information on the AZL Money Market Fund can be found in section 4, Investment Options; Appendix A - Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your registered representative or us by calling the toll free number at the back of this prospectus.


All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. If we do not process your program participation request before the first day of the month, then the first DCA transfer will








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not occur until the tenth day of the next month. The amount that we will transfer each month is equal to the amount in the DCA Money Market Account, divided by the number of remaining transfers to be made during the program period.

Your participation in the program will end when any of the following occurs:
o the DCA program period (which is either six or 12 months) ends;
o you begin receiving Lifetime Plus Payments (on the Benefit Date) if your Contract includes one of the Lifetime Plus Benefits;
o you request to terminate the program (your request must be received at our Service Center by the first of the month to terminate that month); and
o your Contract terminates.

If you choose to terminate your participation in the DCA program, or you terminate your program by beginning to receive Lifetime Plus Payments, on the Business Day your DCA program ends we will allocate any money remaining in the DCA Money Market Account to your selected Investment Options according to your allocation instructions.

If you participate in the DCA program, there are no fees for the transfers made under this program, we do not currently count these transfers against the free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the DCA program at any time and for any reason.


FLEXIBLE REBALANCING
IF YOUR CONTRACT INCLUDES ONE OF THE TARGET DATE BENEFITS OR ONE OF THE LIFETIME PLUS BENEFITS, THE FLEXIBLE REBALANCING PROGRAM IS NOT AVAILABLE TO YOU WHILE THE BENEFIT IS IN EFFECT. THESE BENEFITS PROVIDE THEIR OWN REBALANCING PROGRAM; SEE SECTION 11.A, THE TARGET DATE BENEFITS, SECTION 11.B, THE LIFETIME PLUS BENEFITS AND APPENDIX D. If you were participating in the flexible rebalancing program and subsequently add one of these optional benefits to your Contract after the Issue Date, your participation in the flexible rebalancing program will end on the rider effective date. However, if you select one of these optional benefits and subsequently remove it from your Contract, you will be able to participate in the flexible rebalancing program after the rider termination date.


You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program, we do not currently count these transfers against any free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To participate in this program your request must be received in good order at our Service Center by the eighth of the month so that we may rebalance your account on the 20th of the month. To terminate your participation in this program, your request must also be received at our Service Center by the eighth of the month to terminate that month.

FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS
If you have or establish a relationship with a personal financial adviser and the advisory agreement provides that you will pay all or a portion of your adviser's fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal of the Contract Value to pay for the services of the financial adviser. We will treat any fee that is withdrawn as a withdrawal under the terms of this Contract. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution; it may be included in your gross income for federal tax purposes and, if any Owner is under age 59 1/2, it may be subject to a 10% federal penalty tax. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee that is charged by your adviser is in addition to the fees and expenses that apply under your Contract. We are not party to the agreement you have with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.








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Please note that the adviser you engage to provide advice and/or to make transfers for you is not acting on our behalf, but is acting on your behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review prior transaction history of any adviser prior to granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If an adviser is granted trading authority, that adviser is subject to the same limitations applicable to Owners as stated above.

VOTING PRIVILEGES
We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting and because many Owners do not respond to our request for them to provide us with voting instructions, a small number of Owners may determine the outcome of the vote. Should we determine that we are no longer required to obtain your voting instructions, we will vote the shares in our own right. Only Owners have voting privileges under the Contract. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.
o You are permitted to cast votes based on the dollar value of the Investment Option's shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of Accumulation/Annuity Units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.
o We will determine the number of shares that you can vote.
o You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.



5. OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. It is possible for assets invested in our general account to lose value. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.


We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any investment choices under our general account during the Accumulation Phase. Any amounts that you allocate to provide fixed Annuity Payments during the Annuity Phase become part of our general account.






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6. EXPENSES
There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGES
Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Separate Account assets for the mortality and expense risk (M&E) charges. We do this as part of our calculation of the value of the Accumulation and Annuity Units. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option.


Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits. NOTE: If you select the No Withdrawal Charge Option, you must also select either the Target Date 10 Benefit or one of the available Lifetime Plus Benefits.

                                                                         CURRENT M&E CHARGE
                                                           ACCUMULATION PHASE          ANNUITY PHASE[(1)]
BASE CONTRACT                                                    1.40%                        1.40%
ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS
 QUARTERLY VALUE DEATH BENEFIT                                   0.30%                         NA
 BONUS OPTION                                                     0.50%                       0.50%
 SHORT WITHDRAWAL CHARGE OPTION                                  0.25%                         NA
 NO WITHDRAWAL CHARGE OPTION                                      0.35%                        NA
 THE FOLLOWING VERSIONS OF THESE BENEFITS ARE AVAILABLE FOR SELECTION ON OR AFTER JANUARY 26, 2009.
   TARGET DATE 10 BENEFIT                                        0.55%                         NA
   LIFETIME PLUS BENEFIT[(2)]
    SINGLE LIFETIME PLUS PAYMENTS                                0.70%                         NA
    JOINT LIFETIME PLUS PAYMENTS                                 0.85%                         NA
   LIFETIME PLUS 8 BENEFIT[(2)]
    SINGLE LIFETIME PLUS PAYMENTS                                0.95%                         NA
    JOINT LIFETIME PLUS PAYMENTS                                 1.10%                         NA
 THE FOLLOWING VERSIONS OF THESE BENEFITS WERE AVAILABLE BEFORE JANUARY 26, 2009, BUT ARE NO LONGER AVAILABLE.
   TARGET DATE RETIREMENT BENEFIT                                0.40%                         NA
   LIFETIME PLUS 8 BENEFIT[(2)]
    SINGLE LIFETIME PLUS PAYMENTS[(3)]                           0.80%                         NA
    JOINT LIFETIME PLUS PAYMENTS[(3)]                            0.95%                         NA

(1)We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments.
(2)You select either single or joint Lifetime Plus Payments at the time you select the benefit. However, you can later change joint Lifetime Plus Payments to single Lifetime Plus Payments by removing a Covered Person. You can make this change only once. If we approve your request, we will change the M&E charge for this option to equal the M&E charge for single Lifetime Plus Payments that is in effect for a newly issued Contract as of the Contract Anniversary (or Benefit Anniversary, as applicable) after your request is received in good order at our Service Center, only if that amount differs from the current additional M&E charge on your Contract.
(3)On the Benefit Date the M&E charge reduces to 0.70% for single Lifetime Plus Payments, and the M&E charge reduces to 0.85% for joint Lifetime Plus Payments.

Because the Contract allows Partial Annuitization, it is possible for one portion of the Contract to be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you take a variable Partial Annuitization.





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These charges compensate us for all the insurance benefits provided by your
Contract, for example:
o our contractual obligation to make Annuity Payments,
o the death, income, and withdrawal benefits under the Contract,
o certain expenses related to the Contract, and
o for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

CONTRACT MAINTENANCE CHARGE
We deduct $30 from the Contract annually as a contract maintenance charge during the Accumulation Phase. The charge is for the expenses associated with the administration and maintenance of the Contract. We deduct this charge on the last day of each Contract Year and we deduct it proportionately from the Investment Options as set out in your Contract. This charge cannot be increased.

We will not deduct this charge if the Contract Value is at least $100,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total Contract Value of all Contracts registered under the same social security number is at least $100,000, we will not assess the contract maintenance charge. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we will deduct the full contract maintenance charge. We do not assess this charge against amounts paid out as death benefits or during the Annuity Phase.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge.

WITHDRAWAL CHARGE
The Base Contract provides a seven-year withdrawal charge schedule. If you select the Bonus Option or Short Withdrawal Charge Option you will have a different withdrawal charge schedule. However, if you select the No Withdrawal Charge Option, you will not be subject to a withdrawal charge. THE BONUS OPTION, THE SHORT WITHDRAWAL CHARGE OPTION AND THE NO WITHDRAWAL CHARGE OPTION EACH CARRY AN ADDITIONAL M&E CHARGE. ONCE YOU SELECT ONE OF THESE OPTIONAL BENEFITS, YOU CANNOT CANCEL IT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE OPTIONAL BENEFITS AND BE SURE TO DISCUSS WHETHER THE BENEFIT IS APPROPRIATE FOR YOUR SITUATION.


You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge on: amounts deducted to pay the contract maintenance charge, Annuity Payments, death benefits, withdrawals taken under the waiver of withdrawal charge benefit, or amounts paid as part of a required minimum distribution payment under our minimum distribution program. We also do not assess the withdrawal charge on Lifetime Plus Payments or Cumulative Withdrawals. (For more information, see section 11.b, The Lifetime Plus Benefits; and the discussions in section 8, Access to Your Money - Waiver of Withdrawal Charge Benefit and The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments.)









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The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charges). Amounts applied to Partial Annuitizations will reduce each Purchase Payment proportionately by the percentage of Contract Value you annuitize. We do not reduce the Withdrawal Charge Basis for the deduction of the contract maintenance charge. We do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. THIS MEANS THAT ON A FULL WITHDRAWAL, IF THE CONTRACT VALUE HAS DECLINED DUE TO POOR PERFORMANCE OF YOUR SELECTED INVESTMENT OPTIONS, THE WITHDRAWAL CHARGE MAY BE GREATER THAN THE AMOUNT AVAILABLE FOR WITHDRAWAL. BECAUSE WE ASSESS THE WITHDRAWAL CHARGE AGAINST THE WITHDRAWAL CHARGE BASIS, IN SOME INSTANCES, THE CONTRACT VALUE MAY BE POSITIVE, BUT YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information please see the examples in Appendix H.


For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis and we make withdrawals from your Contract in the following order.
1.First, we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, if you have a Base Contract, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.
2.Then, we withdraw any Purchase Payments that are under the free withdrawal privilege and we do not assess a withdrawal charge. For more information, see section 8, Access to Your Money - Free Withdrawal Privilege.
3.Next, on a FIFO basis, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you will pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.
4.Finally, we withdraw any Contract earnings. Bonuses (if applicable) and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

                                                                                   WITHDRAWAL CHARGE AMOUNT
 NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR PURCHASE  BASE CONTRACT   CONTRACT      CONTRACT WITH THE       CONTRACT WITH THE
                         PAYMENT                               CHARGE      WITH THE   SHORT WITHDRAWAL CHARGE  NO WITHDRAWAL CHARGE
                                                                             BONUS             OPTION                 OPTION
                                                                            OPTION
                            0                                   8.5%         8.5%               8.5%                    0%
                            1                                   8.5%         8.5%               7.5%                    0%
                            2                                   7.5%         8.5%               5.5%                    0%
                            3                                   6.5%          8%                 3%                     0%
                            4                                    5%           7%                 0%                     0%
                            5                                    4%           6%                 0%                     0%
                            6                                    3%           5%                 0%                     0%
                            7                                    0%           4%                 0%                     0%
                            8                                    0%           3%                 0%                     0%
                     9 years or more                             0%           0%                 0%                     0%

There is no charge under the following circumstances:
o for the Base Contract, when you withdraw a Purchase Payment that we have had for seven complete years,
o for a Contract with the Bonus Option, when you withdraw a Purchase
  Payment that we have had for nine complete years,
o for a Contract with the Short Withdrawal Charge Option, when you withdraw Purchase Payments we have had for four complete years, or
o if you have a Contract with the No Withdrawal Charge.
For a full withdrawal that is subject to a withdrawal charge, we will deduct the withdrawal charge as a percentage of the Withdrawal Charge Basis from the amount withdrawn. For a partial withdrawal that is subject to a withdrawal charge, the amount we deduct from your Contract will be the amount you request, plus any applicable withdrawal charge. We apply








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the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge from the remaining Contract Value and we deduct it proportionately from the Investment Options.


EXAMPLE: You purchase a Base Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contact Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.


1)PURCHASE PAYMENTS THAT ARE BEYOND THE WITHDRAWAL CHARGE PERIOD. All payments are still within the withdrawal charge period so this does not apply.
2)AMOUNTS AVAILABLE UNDER THE FREE WITHDRAWAL PRIVILEGE. You have not taken any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.
3)PURCHASE PAYMENTS ON A FIFO BASIS. The total amount we deduct from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and we pay you $27,750. We determine this amount as follows:

  (AMOUNT WITHDRAWN) X (1 - WITHDRAWAL CHARGE) = THE AMOUNT YOU RECEIVE, OR:

$30,000 x 0.925 = $27,750.


  Next we determine how much we need to deduct from the second Purchase Payment. So far we have deducted $39,750 ($12,000 under the partial withdrawal privilege and $27,750 from the first Purchase Payment), so we would need to deduct $12,250 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and the withdrawal charge you pay on this amount as follows:

  (THE AMOUNT YOU RECEIVE) {divide} (1 - WITHDRAWAL CHARGE) = AMOUNT WITHDRAWN,
  OR:

$12,250 {divide} 0.915 = $13,388


4)CONTRACT EARNINGS. As we have already withdrawn your requested amount, this does not apply.

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid total withdrawal charges of $3,388.

NOTE: WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND, IF TAKEN BEFORE AGE 59 1/2, MAY BE SUBJECT TO A 10% FEDERAL PENALTY TAX. FOR TAX PURPOSES, UNDER NON-QUALIFIED CONTRACTS, WITHDRAWALS ARE CONSIDERED TO HAVE COME FROM THE LAST MONEY YOU PUT INTO THE CONTRACT. THUS, FOR TAX PURPOSES, EARNINGS ARE CONSIDERED TO COME OUT FIRST.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals that will be purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life of New York or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a registered representative appointed with Allianz Life of New York to any members of his or her immediate family and the commission is waived. We require our prior approval for any reduction or elimination of the withdrawal charge.

TRANSFER FEE
You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of $25 for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We will deduct the transfer fee from the Investment Option from which the transfer is made. If you transfer the entire amount in the Investment Option, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Options, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionately from the Investment Options if you transfer less than the entire amount that is in the Investment Option. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for one of the Target Date Benefits or one of the Lifetime Plus Benefits, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow. Transfer instructions apply equally to all accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in








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both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer even though we will make the transfer in both portions of the Contract.


PREMIUM TAXES
State and other governmental premium taxes are not currently assessed in the state of New York. However, we reserve the right to make a deduction from your Contract Value to reimburse ourselves for premium taxes if the State of New York enacts legislation requiring us to pay premium taxes or if the Owner lives in a state where premium tax is applicable. Where premium taxes apply, it is our current practice not to make deductions from the Contract to reimburse ourselves for the premium taxes that we pay although we reserve the right to make such a deduction in the future. Premium taxes normally range from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.


INCOME TAXES
We reserve the right to deduct from the Contract any income taxes that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES
There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables and in the table of annual operating expenses for each Investment Option in Appendix A in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.


7. TAXES
NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase - Partial Annuitization. For more information on the taxation of Lifetime Plus Payments, see section 11.b, The Lifetime Plus Benefits.

ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS
If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate








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investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

We may issue the following types of Qualified Contracts.
o Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities
  (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service (IRS) has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.
o Simplified Employee Pension (SEP) IRA. Employers may establish
  Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
o Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Distributions from a Roth IRA generally are not taxed until after the total amount distributed from the Roth IRA exceeds the amount contributed to the Roth IRA. After that, income tax and a 10% federal penalty tax may apply to distributions made: (1) before age 59 1/2 (subject to certain exceptions), or (2) during the five tax years starting with the year in which the first contribution is made to any Roth IRA.
o TSAs or 403(b) Contracts. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. As a result of changes to the regulations regarding 403(b)/TSA contracts which requires information sharing agreements between the financial organization or insurance company and employers sponsoring 403(b)/TSA plans, these plans are no longer offered with this Contract. However, that may change in the future.
o Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA contracts are not currently available under this Contract. However, that may change in the future.

QUALIFIED PLANS. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS
Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.


PARTIAL 1035 EXCHANGES
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this









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direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

DISTRIBUTIONS - NON-QUALIFIED CONTRACTS
You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs - either as a withdrawal (including, if available, Partial Annuitizations, Lifetime Plus Payments, and/or Cumulative Withdrawals before your Contract Value is reduced to zero, and Excess Withdrawals) or as Annuity Payments under a Full Annuitization (including Lifetime Plus Payments on or after your Contract Value has been reduced to zero).

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments, Cumulative Withdrawals and amounts received as a result of a Partial Annuitization are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments and if you take any Cumulative Withdrawals, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you take a Full Annuitization, different rules apply. Periodic installments scheduled to be received at regular intervals (for example, monthly) after you take a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. (In this regard, we intend to make tax reporting on periodic installments scheduled to be received at regular intervals under a Partial Annuitization as annuity payments ONLY after a Contract's entire Contract Value has been applied to Annuity Payments, provided that such installments extend over a period of more than one full year from the time of the Full Annuitization. Due to the lack of guidance on whether this is the appropriate tax treatment for such payments, however, Owners should consult with a tax adviser on this issue.) After a Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:
1)paid on or after you reach age 59 1/2;
2)paid after you die;
3)paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
5)paid as annuity payments under an immediate annuity; or
6)that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified, as permitted by the Code, before the later of your attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above.





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DISTRIBUTIONS - QUALIFIED CONTRACTS
Section 72 of the Code governs treatment of distributions from Qualified Contracts. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:
1)distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1/2;
2)distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
4)distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
5)distributions made on account of an IRS levy upon the Qualified Contract;
6)distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you (or the Annuitant as applicable) and his or her spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
7)distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
8)distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
9)distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and
10)a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified as permitted by the Code, before the later of the Annuitant attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract.

Distributions from a Qualified Contract must commence no later than the required beginning date. For IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70 1/2. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax adviser before taking a partial withdrawal.


NOTE: The Worker, Retiree, and Employer Recovery Act of 2008 does not require minimum distributions for 2009 from a qualified retirement plan or IRA for a participant or beneficiary. This relief applies to funds held in deferred annuity contracts, but the relief does not apply to contracts that have been annuitized.






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ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incidental to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS
Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING
Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

"Eligible rollover distributions" from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a "direct rollover" from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners' country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.









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In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.






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8. ACCESS TO YOUR MONEY
The money in the Contract is available under the following circumstances:
o by taking a withdrawal;
o by taking Lifetime Plus Payments and/or Cumulative Withdrawals;
o by receiving Annuity Payments; or
o when we pay a death benefit.

You can only take withdrawals during the Accumulation Phase. When you make a withdrawal request, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. The Accumulation Unit values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.


When you take a full withdrawal, we will process the withdrawal on the Business Day we receive the request in good order at our Service Center:
o based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price,
o less any applicable withdrawal charge, and
o less any contract maintenance charge.


See the Fee Tables and section 6, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.* WE RESERVE THE RIGHT TO TREAT A REQUEST FOR A PARTIAL WITHDRAWAL THAT WOULD REDUCE THE CONTRACT VALUE BELOW THIS MINIMUM AS A REQUEST FOR A FULL WITHDRAWAL OF THE CONTRACT. We will deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Options. However, for partial withdrawals, you may instead provide us with instructions regarding the deduction of your Contract Value from your selected Investment Options as long as your Contract does NOT include one of the Target Date Benefits or one of the Lifetime Plus Benefits. You cannot take a partial withdrawal from specific Investment Options if you selected one of these optional benefits.

* These limitations do not apply to Lifetime Plus Payments, Cumulative Withdrawals, systematic withdrawals, or required minimum distributions.

We will pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in good order, unless the suspension of payments or transfers provision is in effect (see the "Suspension of Payments or Transfers" discussion later in this section).

Upon withdrawal, we assess the withdrawal charge against the Withdrawal Charge Basis. Any previous withdrawals from the Contract, including any previous withdrawal charges, will reduce the Withdrawal Charge Basis. However, when you request a withdrawal, we calculate the withdrawal charge based on the current Withdrawal Charge Basis (Purchase Payments less previous withdrawals and withdrawal charges) and we do not adjust the Withdrawal Charge Basis for any current withdrawal charges or any gains or losses on your Investment Options. THIS MEANS THAT IF YOU TAKE A FULL WITHDRAWAL WHILE THE WITHDRAWAL CHARGE APPLIES AND YOU HAVE HAD LOSSES IN YOUR INVESTMENT OPTIONS, YOU MAY BE ASSESSED A WITHDRAWAL CHARGE ON MORE THAN THE AMOUNT YOU ARE WITHDRAWING. IN SOME INSTANCES, YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information, please see section 6, Expenses - Withdrawal Charge and the examples in Appendix H.

ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU TAKE.


FREE WITHDRAWAL PRIVILEGE
The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as RMD payments in that same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. THERE IS NO FREE WITHDRAWAL PRIVILEGE DURING THE ANNUITY PHASE OR AFTER YOU BEGIN TO RECEIVE LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS (IF APPLICABLE). HOWEVER, LIFETIME PLUS PAYMENTS ARE NOT SUBJECT TO A WITHDRAWAL CHARGE. EXCESS WITHDRAWALS (INCLUDING A FULL WITHDRAWAL OF THE CONTRACT VALUE) ARE AVAILABLE WHILE YOU ARE RECEIVING LIFETIME PLUS PAYMENTS, HOWEVER, THEY ARE SUBJECT TO A WITHDRAWAL CHARGE AS SET OUT IN SECTION 6, EXPENSES - WITHDRAWAL CHARGE.









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If you withdraw Purchase Payments that are beyond the withdrawal charge period, those withdrawals are not subject to a withdrawal charge and they will not reduce your partial withdrawal privilege. If you withdraw a Purchase Payment that is subject to a withdrawal charge and the withdrawal is more than the partial withdrawal privilege, the excess amount will be subject to the withdrawal charge. If you take a full withdrawal, the free withdrawal privilege will apply and you will receive any remaining free withdrawal privilege for that Contract Year without charge. All withdrawals (including withdrawal charges), will reduce the Withdrawal Charge Basis.


The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see "The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" discussion later in this section.

WAIVER OF WITHDRAWAL CHARGE BENEFIT
Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver will not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us before we will waive the withdrawal charge. Amounts withdrawn under this benefit will reduce the Withdrawal Charge Basis.

SYSTEMATIC WITHDRAWAL PROGRAM
If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to the withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the free withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your free withdrawal privilege amount for that Contract Year. With the exception of payments under the minimum distribution program, any withdrawals in a Contract Year (including systematic withdrawals) that exceed the free withdrawal privilege, will be subject to any applicable withdrawal charge. For more information, see section 6, Expenses - Withdrawal Charge and the "Free Withdrawal Privilege" discussion that appears earlier in this section.

All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day. You will not be charged additional fees for participating in or terminating this program.

ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AND THE MINIMUM DISTRIBUTION PROGRAM AT THE SAME TIME. YOU ALSO CANNOT BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS AND PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AT THE SAME TIME.

THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD)
PAYMENTS
If you own a Qualified Contract, you may participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, or annual basis. However, we will only make annual payments if your Contract Value is less than $25,000. RMD payments from this Contract will not be subject to a withdrawal charge, but they will reduce the Withdrawal Charge Basis and they will count against your free withdrawal privilege. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. Any RMD payments from this Contract that exceed the RMD amount calculated for this Contract will be subject to any applicable withdrawal charge. If you take any additional withdrawals while you are receiving RMD payments, and the annual total withdrawn exceeds the free withdrawal privilege, the amount of that excess that is attributable to the additional withdrawals will be subject to any applicable withdrawal charge.

YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL AND THE MINIMUM DISTRIBUTION PROGRAMS AT THE SAME TIME. WE ENCOURAGE PROSPECTIVE OWNERS WHO ARE CONSIDERING PURCHASING QUALIFIED CONTRACTS THAT ARE SUBJECT TO RMD PAYMENTS TO CONSULT A TAX ADVISER REGARDING THESE BENEFITS.





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SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone transfers or payments for withdrawals, Lifetime Plus Payments, and/or Cumulative Withdrawals for any period when:
o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o trading on the New York Stock Exchange is restricted;
o an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or
o during any other period when the SEC, by order, so permits for the protection of Owners.


9. ILLUSTRATIONS
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your registered representative.


10.DEATH BENEFIT
The death benefit provided by the Base Contract is the Traditional Death Benefit. If available, you may be able to instead select the Quarterly Value Death Benefit at Contract issue. DEATH BENEFITS ARE ONLY AVAILABLE DURING THE ACCUMULATION PHASE OF THE CONTRACT. For more information on the Quarterly Value Death Benefit, please see section 11.c, Other Optional Benefits - Quarterly Value Death Benefit. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER YOUR SELECTED DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The use of the term "you" in this section refers to the Annuitant if the Contract is owned by a non-individual; otherwise it refers to the Owner.

We will process the death benefit based on the Accumulation Unit values next determined after receipt in good order at our Service Center of both due proof of death and an election of the death benefit payment option. WE CONSIDER DUE PROOF OF DEATH TO BE ANY OF THE FOLLOWING: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory. The Accumulation Unit values are normally determined at the end of each Business Day and due proof of death and an election of the death benefit payment option received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.

Any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will continue to be subject to investment risk that will be borne by the recipient.


TRADITIONAL DEATH BENEFIT
Under the Traditional Death Benefit, the amount of the death benefit will be the greater of 1 or 2.
1.The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option.
2.The Traditional Death Benefit value, which is the total of all Purchase
  Payments, reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization and/or withdrawal taken. Withdrawals include Lifetime Plus Payments, Cumulative Withdrawals, and Excess Withdrawals but do not include amounts withdrawn for the contract maintenance charge.


NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE, BUT WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.





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NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS: If you begin receiving Lifetime Plus Payments, then, on and after the Benefit Date:
o the Traditional Death Benefit value will no longer increase because you can no longer make additional Purchase Payments; and each Lifetime Plus Payment, Cumulative Withdrawal, and any Excess Withdrawal will reduce the Traditional Death Benefit value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge); and
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge).

ANY AMOUNTS WITHDRAWN OR ANNUITIZED MAY REDUCE THE TRADITIONAL DEATH BENEFIT VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Traditional Death Benefit value, we will deduct more than the amount withdrawn and/or annuitized from the Traditional Death Benefit value.

EXAMPLE
o You purchase a Base Contract with an initial Purchase Payment of $100,000. You make no additional Purchase Payments.
o You take a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.


We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1)Contract Value....................................................$130,000
2)The Traditional Death Benefit value:
  Total Purchase Payments received..................................$100,000
     Reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $160,000) = 0.125 x $100,000 =...........- 12,500
       ............................................................$  87,500
Therefore, the death benefit that would be paid out on the tenth Contract Anniversary is the $130,000 Contract Value.


THE TRADITIONAL DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Traditional Death Benefit value and Contract
  Value are both zero.
o Contract termination.





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DEATH OF THE OWNER AND/OR ANNUITANT UNDER ALL OTHER CONTRACTS
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. FOR QUALIFIED CONTRACTS, THERE CAN BE ONLY ONE OWNER AND THE OWNER MUST BE THE ANNUITANT, UNLESS THE CONTRACT IS A QUALIFIED CONTRACT OWNED BY A QUALIFIED PLAN OR IS PART OF A CUSTODIAL ARRANGEMENT. PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO JOINT OWNERS. IF YOU TAKE A PARTIAL ANNUITIZATION, THERE CAN BE ONLY ONE OWNER; THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT. DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE AN IMPORTANT IMPACT ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

                         UPON THE DEATH OF A SOLE OWNER
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o We will pay a death benefit to the Beneficiary.* For a description of the payout options, see the "Death Benefit Payment Options" discussion later in this section.
o If the Contract includes one of the Lifetime Plus Benefits and you selected:
  - single Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate; or
  - joint Lifetime Plus Payments the benefit (including any Cumulative Withdrawal Value) will terminate unless the deceased Owner's spouse continues the Contract. If the surviving spouse continues the Contract and we have already begun making Lifetime Plus Payments, then joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive and any Cumulative Withdrawal Value will continue to be available.
      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o The Beneficiary becomes the Owner.
o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was an Annuitant and there is a surviving joint
  Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.




* If the Beneficiary is the spouse of the deceased Owner, the spouse who is also the Beneficiary may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.






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                        UPON THE DEATH OF A JOINT OWNER
      (NOTE: WE DO NOT ALLOW JOINT OWNERS TO TAKE PARTIAL ANNUITIZATIONS)
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o The surviving Joint Owner is the sole primary Beneficiary. If the Joint
  Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
o We will pay a death benefit to the surviving Joint Owner.* For a description of the payout options available, see the "Death Benefit Payment Options" discussion later in this section.
o If the Contract includes one of the Lifetime Plus Benefits and you selected:
  - single Lifetime Plus Payments and the Joint Owners were not spouses, the benefit (including any Cumulative Withdrawal Value) will terminate even if the Covered Person is still alive;
  - single Lifetime Plus Payments and the Joint Owners were spouses, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse who is also the Joint Owner is the Covered Person and they elect to continue the Contract;** or
  - joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse who is also the Joint Owner continues the Contract.**
      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o The surviving Joint Owner becomes the sole Owner.
o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was an Annuitant and there is a surviving joint
  Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.




* If the surviving Joint Owner is the spouse of the deceased Owner, the spouse who is also the surviving Joint Owner may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

**If the surviving spouse who is also the Joint Owner is a Covered Person and they continue the Contract after we have begun making Lifetime Plus Payments, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse and any Cumulative Withdrawal Value will continue to be available.






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   UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we will treat the death of the Annuitant as the death of an Owner; we will pay the Beneficiary* a death benefit and a new Annuitant cannot be named. If you selected single Lifetime Plus Payments under one of the Lifetime Plus Benefits, the benefit (including any Cumulative Withdrawal Value) will terminate. If you selected joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the deceased Annuitant's spouse continues the Contract.
o If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.
o If the deceased Annuitant was a sole Owner, we will pay the Beneficiary* a death benefit.


o If the deceased Annuitant was a Joint Owner and there is a surviving
  Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We will pay a death benefit to the surviving Joint Owner.**


o If the Contract includes one of the Lifetime Plus Benefits and you selected:
  - single Lifetime Plus Payments and the Contract is solely owned or owned by a non-individual, the benefit (including any Cumulative Withdrawal Value) will terminate;
  - single Lifetime Plus Payments and the Contract is jointly owned by non-spouses, the benefit (including any Cumulative Withdrawal Value) will terminate even if the Covered Person is still alive;
  - single Lifetime Plus Payments and the Contract is jointly owned by spouses, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse is also the Covered Person and they elect to continue the Contract;*** or
  - joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse continues the Contract.***

o For a description of the payout options, see the "Death Benefit Payment Options" discussion later in this section.

      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was a sole Owner, the Beneficiary will become the Owner if the Contract continues.
o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.





* If the Beneficiary is the spouse of the deceased Owner, the spouse who is also the Beneficiary may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.
**If the surviving Joint Owner is the spouse of the deceased Owner, the spouse who is also the surviving Joint Owner may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.
***If the surviving spouse is a Covered Person and they continue the Contract after we have begun making Lifetime Plus Payments, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse and any Cumulative Withdrawal Value will continue to be available.







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    UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT
(NOTE: WE DO NOT ALLOW JOINT ANNUITANTS UNDER A PARTIAL ANNUITIZATION AND WE DO
                                   NOT ALLOW
 JOINT ANNUITANTS DURING THE ACCUMULATION PHASE, SO THIS CAN ONLY OCCUR UNDER A
                              FULL ANNUITIZATION)
o Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity
  Options 3 and 4, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase - Annuity Options.
o No death benefit is payable.
o If the deceased was a sole Owner, the Beneficiary will become the Owner.
o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.




DEATH BENEFIT PAYMENT OPTIONS
If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he/she can choose to continue the Contract in his/her own name. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option. If the surviving spouse continues the Contract, he or she may exercise all of the Owner's rights under this Contract, including naming a new Beneficiary or Beneficiaries. If the surviving spouse continues the Contract, any optional benefits will also continue with the possible exception of the Lifetime Plus Benefits (5.09), which can only continue if the surviving spouse is also an Annuitant. For more information, please see the discussion of benefit termination in section 11.b, The Lifetime Plus Benefits (5.09). If a lump sum payment is requested, we will pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms. We will pay interest as required by the state from the date of death when there is a delay in the payment of the death benefit.


OPTION A: Lump sum payment of the death benefit.

OPTION B: Payment of the entire death benefit within five years of the date of any Owner's death.

OPTION C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution under this option must begin within one year of the date of any Owner's death.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Code.






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11.SELECTION OF OPTIONAL BENEFITS
OPTIONAL BENEFIT OVERVIEW
o QUARTERLY VALUE DEATH BENEFIT. This benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. The death benefit provided by the Quarterly Value Death Benefit will never be less than the Traditional Death Benefit that is available under the Base Contract, but they may be equal.
o BONUS OPTION. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner's 81st birthday. The bonus may be more than offset by the additional M&E charge and longer withdrawal charge schedule associated with it, and it is not included in any guaranteed values that are based on Purchase Payments.


o SHORT WITHDRAWAL CHARGE OPTION. This benefit shortens the withdrawal charge period from seven to four years. It may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh years after you make a Purchase Payment.


o NO WITHDRAWAL CHARGE OPTION. This benefit eliminates the withdrawal charge altogether. This benefit requires a higher initial Purchase Payment and the selection of the Target Date 10 Benefit or one of the Lifetime Plus Benefits. It may not be appropriate if you do not intend to take a withdrawal during the first four years after you make a Purchase Payment.
o TARGET DATE BENEFITS. There are two versions:  (i) the Target Date 10
  Benefit, which is currently available on or after January 26, 2009; and (ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and had a lower additional M&E charge. These benefits are intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point (the Target Value Date) during the Accumulation Phase. This type of feature is sometimes called a "walk away benefit," meaning that once you reach the Target Value Date, the entire guaranteed amount is available to you with no restriction in regard to how much or how fast you can take withdrawals. However, withdrawals may still be subject to a withdrawal charge. Under the Target Date 10 Benefit, the earliest available initial Target Value Date is ten years after you select the benefit. If you select this benefit we restrict your ability to make additional Purchase Payments to the first three years after you select the benefit. We also restrict your flexibility in allocating Contract Value among the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options under both benefits. These benefits do not provide any guarantee to your Contract Value before the Target Value Date and do not lock in any gains that occur between anniversaries.
o LIFETIME PLUS BENEFIT AND LIFETIME PLUS 8 BENEFIT. These benefits are designed for those who want lifetime income (called Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both your Contract Value and death benefit. The Lifetime Plus Benefit has a higher potential Lifetime Plus Payment percentage than what is available under the Lifetime Plus 8 Benefit and offers the ability to begin payments before age 65. The Lifetime Plus 8 Benefit offers the maximum potential initial payment but the simple interest increases do not begin until age 60 and you must wait to begin payments until age 65. If you select one of these benefits we will restrict your ability to make allocations to, and transfers between, the Investment Options. Variable Annuity Payments are not subject to these restrictions. These benefits do not guarantee the performance of any Investment Option. To begin Lifetime Plus Payments you must meet certain age requirements. IF YOU DO NOT BEGIN RECEIVING LIFETIME PLUS PAYMENTS DURING THIS ELIGIBILITY PERIOD, YOUR BENEFIT WILL TERMINATE AND YOU WILL HAVE INCURRED HIGHER CONTRACT CHARGES WITHOUT RECEIVING ANY ADVANTAGE FROM YOUR SELECTED BENEFIT. Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX.

SOME OR ALL OF THE OPTIONAL BENEFITS MAY NOT BE AVAILABLE TO YOU; CHECK WITH YOUR REGISTERED REPRESENTATIVE. For more information on the differences between the Target Date 10 Benefit and the Lifetime Plus Benefits, please see the discussion "Choosing Between the Target Date 10 Benefit and the Lifetime Plus Benefits" later in this section.

EACH OF THE OPTIONAL BENEFITS CARRIES AN ADDITIONAL M&E CHARGE. The Bonus Option also has a longer withdrawal charge schedule. For more information please see the Fee Tables and section 6, Expenses.








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                                       50



The Quarterly Value Death Benefit is available for selection at issue. It is available with all other optional benefits, but once you select this benefit you cannot remove it from your Contract. The additional M&E charge associated with the Quarterly Value Death Benefit will continue until the benefit terminates.

You can select ONLY ONE of the following optional benefits at issue: Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. Once you have selected one of these three optional benefits, it cannot be removed from your Contract. The additional M&E charge associated with the Short Withdrawal Charge and the No Withdrawal Charge Option will continue until the earlier of the termination of the benefit, or your Contract Value is reduced to zero. The additional M&E charge associated with the Bonus Option will continue until your Contract terminates.

You can also select ONLY ONE of the following optional benefits either at issue or on a Contract Anniversary: Target Date 10 Benefit, Lifetime Plus Benefit, or Lifetime Plus 8 Benefit. However, if you select the No Withdrawal Charge Option you MUST also select ONE of these three benefits at issue and you cannot remove it without replacing it as discussed later in this section. The Target Date 10 Benefit is available once before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). The Lifetime Plus Benefit is available once. To select the Lifetime Plus Benefit the sole Covered Person must be at least age 55 (or the younger joint Covered Person must be at least age 60), and no Covered Person can be age 81 or older. The Lifetime Plus 8 Benefit is available once before the older Covered Person's 81st birthday. However, you cannot exercise the Lifetime Plus 8 Benefit if any Covered Person is younger than age 65 or age 91 or older. THEREFORE, UNDER THE LIFETIME PLUS 8 BENEFIT JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you select the Target Date 10 Benefit or one of the Lifetime Plus Benefits, the additional M&E charge associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.

Under the Lifetime Plus Benefits, you select either single or joint Lifetime Plus Payments at the time you select the benefit. However, you can later change joint Lifetime Plus Payments to single Lifetime Plus Payments by removing a Covered Person. You can make this change only once. If we approve your request, we will change the additional M&E charge for your selected benefit to equal the additional M&E charge for single Lifetime Plus Payments as of the Contract Anniversary (or Benefit Anniversary, as applicable) after we receive your request in good order at our Service Center, only if that amount differs from the current additional M&E charge on your Contract.

REPLACING THE OPTIONAL BENEFITS
Unless you selected the No Withdrawal Charge Option, you can also remove one of the Target Date Benefits or one of the Lifetime Plus Benefits, subject to certain restrictions. If you remove one of these optional benefits you may be able to make a ONE TIME REPLACEMENT as follows.

FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2008 AND BEFORE SEPTEMBER 22, 2008
o Replace the Target Date Retirement Benefit with the Lifetime Plus
  Benefit.
o Replace the Lifetime Plus Benefit with the Target Date 10 Benefit.

FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 22, 2008
o Replace one of the Target Date Benefits with one of the Lifetime Plus Benefits (the Lifetime Plus Benefit or Lifetime Plus 8 Benefit).
o Replace one of the Lifetime Plus Benefits (the Lifetime Plus Benefit or Lifetime Plus 8 Benefit) with the Target Date 10 Benefit.

SPECIAL ONE TIME REPLACEMENT FOR CONTRACTS ISSUED BEFORE SEPTEMBER 22, 2008
o During the period beginning on December 1, 2008 and ending on November
  30, 2009, you can replace the Lifetime Plus Benefit with the Lifetime Plus 8 Benefit. This replacement is available on the Contract Anniversary that occurs during this period.


THESE ARE THE ONLY REPLACEMENTS WE ALLOW FOR THESE OPTIONAL BENEFITS. Replacements include both the simultaneous removal and addition of benefits on one anniversary, as well as removing one benefit on an anniversary and adding another benefit on a future anniversary. In addition, if you select the No Withdrawal Charge Option, you can only remove one of the Target Date Benefits or one of the Lifetime Plus Benefits if you can simultaneously replace it with another optional benefit. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefits. IN ADDITION, YOU CANNOT REPLACE ANY OF THE LIFETIME PLUS BENEFITS AFTER LIFETIME PLUS PAYMENTS HAVE BEGUN.






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                                       51



CHOOSING BETWEEN THE TARGET DATE 10 BENEFIT AND THE LIFETIME PLUS BENEFITS
The following table outlines the primary differences between the Target Date 10 Benefit and the Lifetime Plus Benefits. The Target Date 10 Benefit provides a future guarantee on Contract Value that you can walk away with, but has restrictions on how you can invest your money. The Lifetime Plus Benefits provide lifetime income and continued access to both Contract Value and a death benefit for a period of time, and also have restrictions on how you can invest your money. However, the restrictions on investments under the Target Date 10 Benefit will change over time as compared to the restrictions under the Lifetime Plus Benefits. The charges for the Lifetime Plus Benefits are also higher than the charge for the Target Date 10 Benefit.

                       PRIMARY DIFFERENCES BETWEEN THE TARGET DATE 10 BENEFIT AND THE LIFETIME PLUS BENEFITS
              TARGET DATE  LIFETIME PLUS  LIFETIME PLUS 8 BENEFIT
              10 BENEFIT      BENEFIT
BENEFIT'S    A future      Lifetime       Same as the Lifetime Plus Benefit.
FEATURE      guarantee of  income with
             Contract      access to both
             Value.        Contract Value
                           and a death
                           benefit.
PERSON ON    The Owner.    The Covered    Same as the Lifetime Plus Benefit.
WHOM WE BASE               Person(s), who
THE BENEFIT                must either be
                           Owners,
                           Annuitant or
                           Beneficiaries.
M&E CHARGE   0.55%, which  0.70% for      0.95% for single Lifetime Plus Payments, and 1.10% for joint.
FOR THE      is less than  single
BENEFIT      the fee for   Lifetime Plus
             either of the Payments, and
             Lifetime Plus 0.85% for
             Benefits.     joint.
CAN THE M&E  No.           Yes, under     Yes, but the circumstances are different than those for the Lifetime Plus Benefit.
CHARGE                     certain
INCREASE?                  circumstances.
INVESTMENT   Yes, and the  Yes, but the   Same as the Lifetime Plus Benefit.
OPTION       restrictions  restrictions
ALLOCATION   will change   are set when
AND TRANSFER over time.    the benefit is
RESTRICTIONS               added to the
                           Contract and
                           they will not
                           change over
                           time.


WAITING      Minimum of    None if        None if minimum age for exercising is met at the time you select the benefit (must be at
PERIOD       ten years.    minimum age    least age 65, and cannot be age 91 or older).
                           for exercising
                           is met at the
                           time you
                           select the
                           benefit (must
                           be at least
                           age 55, and
                           cannot be age
                           91 or older).


MANDATORY    Yes.          No. If         Same as the Lifetime Plus Benefit.
BEGINNING                  payments do
DATE                       not begin
                           during the
                           eligibility
                           period the
                           benefit will
                           terminate.
GUARANTEED   The highest   We base the    We base the initial Lifetime Plus Payment on the greater of the highest quarterly Contract
VALUES USED  annual        initial        Value, or a 2% SIMPLE QUARTERLY INTEREST applied to the 8% Annual Increase for a period of
TO DETERMINE Contract      Lifetime Plus  up to 20 years BEGINNING AT AGE 60. The interest period is potentially much longer than
THE          Value, which  Payment on the what is available under the Lifetime Plus Benefit, however the simple interest increases
BENEFIT'S    is less than  greater of the may not begin immediately depending on your age when you select the benefit. We
FEATURES     what is       highest        automatically reset the portion of the guarantee based on simple interest during the
             potentially   quarterly      entire period that we calculate the 8% Annual Increase and not just during the Increase
             available     Contract       Period. Resets eliminate all previous simple interest based guarantees.
             under the     Value, or a 5%
             Lifetime Plus annual
             Benefits.     increase
                           applied to
                           Purchase
                           Payments
                           received
                           within the
                           first ten
                           years. We
                           automatically
                           reset the
                           portion of the
                           guarantee
                           based on the
                           annual
                           increase to
                           equal the
                           Contract Value
                           if that will
                           provide a
                           larger
                           potential
                           guarantee.
                           Resets
                           eliminate any
                           previous
                           increase based
                           guarantees. If
                           you opt out of
                           automatic
                           resets, manual
                           resets are
                           still
                           available to
                           you.
                           Also the
                           maximum
                           Lifetime Plus
                           Payment
                           percentage is
                           greater than
                           the maximum
                           percentage
                           available
                           under the
                           Lifetime Plus
                           8 Benefit.







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                                       52




11.a THE TARGET DATE BENEFITS
There are two versions: (i) the Target Date 10 Benefit, which is currently available on or after January 26, 2009; and (ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and had a lower additional M&E charge.


NOTE: IN YOUR CONTRACT, THE NAME FOR YOUR TARGET DATE RIDER MAY BE DIFFERENT THAN THE NAME WE USE HERE IN THIS PROSPECTUS. If the minimum number of Contract Years to the initial Target Value Date that is shown on your Contract schedule is ten, then you have the Target Date 10 Benefit that is discussed in this prospectus; if instead the minimum is seven years, then you have the Target Date Retirement Benefit. However, in your Contract, both of these benefits use the name "Target Date Retirement Benefit Rider."

Your Contract Value will increase and decrease depending on the performance of the underlying Investment Options you selected. Depending on market conditions, you can gain or lose value in the Investment Options, including your principal. However, the Target Date Benefits are intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point during the Accumulation Phase that you select (the Target Value
Date). This type of feature is sometimes called a "walk away benefit," meaning that once you reach the Target Value Date, the entire guaranteed amount is available to you with no restriction in regard to how much or how fast you can take withdrawals. However, withdrawals may be subject to a withdrawal charge.

There is an additional M&E charge for the Target Date Benefits and that charge is guaranteed for the life of the benefit. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. If you selected one of the Target Date Benefits, we will restrict your allocations to the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options. If you selected one of the Target Date Benefits, you can only make additional Purchase Payments to the Contract for the first three years after you selected the benefit.

If available, you can select the Target Date 10 Benefit subject to certain age restrictions either at Contract issue or on a subsequent Contract Anniversary. You can also later remove it from your Contract. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove one of the Target Date Benefits if you can simultaneously replace it with one of the Lifetime Plus Benefits. If you remove one of the Target Date Benefits, you cannot reselect any of the Target Date Benefits in the future.


YOU HAVE LIMITED PROTECTION UNDER THE TARGET DATE BENEFITS UNLESS YOU HOLD THE CONTRACT UNTIL THE INITIAL TARGET VALUE DATE. IF YOU THINK THAT YOU MAY DO ANY OF THE FOLLOWING BEFORE THE INITIAL TARGET VALUE DATE YOU SHOULD CONSIDER WHETHER SELECTING THE TARGET DATE 10 BENEFIT IS IN YOUR BEST INTEREST: REMOVE THE TARGET DATE 10 BENEFIT FROM YOUR CONTRACT, TERMINATE THE CONTRACT, OR TAKE A FULL ANNUITIZATION.


The Target Date Benefits guarantee that, beginning on your initial Target Value Date (and on each subsequent Contract Anniversary until the benefit terminates) your Contract Value will at least equal the Target Value. The Target Value is the highest Contract Value that occurred at issue or on any subsequent Contract Anniversary, adjusted for any subsequent additional Purchase Payments or partial withdrawals. The earliest available initial Target Value Date is ten Contract Years after you select the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit) and the latest available initial date is the Contract Anniversary before the older Owner's 91st birthday. For example, assume you purchase a Contract, select the Target Date 10 Benefit with the earliest available initial Target Value Date, make one initial payment, and take no withdrawals. Then, on the tenth Contract Anniversary the Target Date 10 Benefit guarantees that your Contract Value will be at least the initial Purchase Payment or the highest Contract Value on any Contract Anniversary up to and including the tenth Contract Anniversary. HOWEVER, THE TARGET DATE BENEFITS DO NOT PROVIDE ANY GUARANTEE TO YOUR CONTRACT VALUE BEFORE THE TARGET VALUE DATE AND IT DOES NOT LOCK IN ANY GAINS THAT OCCUR BETWEEN ANNIVERSARIES.


If your Contract Value is less than this guaranteed amount on the Target Value Date and each subsequent Contract Anniversary, we will credit your Contract Value with the difference. We will allocate this amount to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit.





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                                       53



ADDING THE TARGET DATE 10 BENEFIT TO YOUR CONTRACT
If the Target Date 10 Benefit is available, you can select it at Contract issue, or on a Contract Anniversary, one time before the older Owner's 81st birthday. If the Contract is owned by a non-individual, we base the availability of the benefit on the age of the Annuitant. YOU CANNOT ADD THE TARGET DATE 10 BENEFIT TO A CONTRACT AFTER THE OLDER OWNER REACHES AGE 81 (OR AFTER THE ANNUITANT REACHES AGE 81 IF THE CONTRACT IS OWNED BY A NON-INDIVIDUAL). YOU ALSO CANNOT ADD THE TARGET DATE 10 BENEFIT TO YOUR CONTRACT AND HAVE ONE OF THE LIFETIME PLUS BENEFITS AT THE SAME TIME. If you previously had one of the Lifetime Plus Benefits but you removed it from your Contract, you can only add the Target Date 10 Benefit if you can meet the replacement requirements set out in section 11, Selection of Optional Benefits.

If you do not select the Target Date 10 Benefit at Contract issue, you may be able to select it later if it is still available by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to add the benefit on that anniversary (the rider effective date), and your Contract Value on the rider effective date must be at least $10,000, or $25,000 if you also selected the No Withdrawal Charge Option. On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We consider this reallocation of your Contract Value to be a "good order" issue. We will process your request to add the Target Date 10 Benefit on the Contract Anniversary that occurs after we receive your request in good order at our Service Center and the rider effective date will be that Contract Anniversary. If you add the Target Date 10 Benefit to your Contract after the Issue Date, then, on the rider effective date, we will increase the M&E charge to include the amount of the additional M&E charge for the Target Date 10 Benefit. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative. If you select the Target Date 10 Benefit, the additional charge associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.


IF YOU SELECTED ONE OF THE TARGET DATE BENEFITS, YOU CAN ONLY MAKE ADDITIONAL PURCHASE PAYMENTS AND PARTICIPATE IN THE AUTOMATIC INVESTMENT PLAN FOR THREE YEARS AFTER THE RIDER EFFECTIVE DATE. In addition, the flexible rebalancing program will not be available to you during the period that one of the Target Date Benefits is part of your Contract. However, if you remove your selected Target Date Benefit from your Contract, these restrictions will no longer apply on or after the rider termination date.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value and, therefore, you will no longer receive any Contract Value increases under your selected Target Date Benefit.

REMOVING A TARGET DATE BENEFIT FROM YOUR CONTRACT
Once you select one of the Target Date Benefits, you can remove it from your Contract at any time. If you remove one of the Target Date Benefits from your Contract, none of the Target Date Benefits will be available for future selection. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove one of the Target Date Benefits from your Contract if you can simultaneously replace it with one of the Lifetime Plus Benefits, as discussed in section 11, Selection of Optional Benefits. You can request the removal of one of the Target Date Benefits by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary that occurs immediately after we receive your request in good order at our Service Center. If you remove one of the Target Date Benefits from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.


THE TARGET VALUE DATE
We may apply a credit to your Contract Value on each Target Value Date. Each Target Value Date will occur on a Contract Anniversary. You select the initial Target Value Date when you add the benefit to your Contract. The earliest initial Target Value Date you can select is ten Contract Years after the rider effective date under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit) and the latest initial Target Value Date you








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                                       54



can select is the Contract Anniversary before the older Owner's 91st birthday. If the Contract is owned by a non-individual, the latest initial Target Value Date you can select is the Contract Anniversary before the Annuitant's 91st birthday. Additional Target Value Dates will then occur on each subsequent Contract Anniversary while your selected Target Date Benefit is in effect. If the Target Value Date does not fall on a Business Day, we will apply any associated credit to your Contract Value on the next Business Day.


On any Contract Anniversary before the older Owner's 81st birthday, you can reset the initial Target Value Date before it occurs as long as the Contract Value is at least equal to the Target Value on that anniversary. If the Contract is owned by a non-individual, the age restriction for resetting the initial Target Value Date is before the Annuitant's 81st birthday. The new initial Target Value Date must be on a Contract Anniversary that is at least ten Contract Years after we process your request for the reset under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit) and the latest Target Value Date is the Contract Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in good order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day.

Once we apply a credit to your Contract Value under one of the Target Date Benefits, the credit becomes part of your Contract Value and is available for immediate withdrawal. Also, the credit will be allocated proportionately to the Investment Options you chose, and will immediately begin to participate in the investment performance of those Investment Options. Because the credit increases your Contract Value, it will also increase the total dollar amount (but not the percentage) of the additional M&E charge you pay. We will apply the credit to your Contract before we do any quarterly rebalancing. For tax purposes, the credit will be treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal. We assess withdrawal charges against Purchase Payments withdrawn in the manner described in section 6, Expenses - Withdrawal Charge.


CALCULATING THE TARGET VALUE
We only calculate the Target Value while one of the Target Date Benefits is in effect. If you selected one of the Target Date Benefits at Contract issue, the Target Value is the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value on any Contract Anniversary. If you selected one of the Target Date Benefits after issue, the Target Value is the highest Contract Value on the rider effective date or on any subsequent Contract Anniversary. We adjust the Target Value for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. Additional Purchase Payments will increase the Target Value on a dollar for dollar basis, but partial withdrawals and Partial Annuitizations will decrease the Target Value proportionately based on the percentage of Contract Value withdrawn (including withdrawal charges) or annuitized. If your Contract Value is less than the Target Value on any Target Value Date, we will apply a credit your Contract Value to equal the Target Value. For more details and examples of how we calculate the Target Value, please see Appendix C.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS WILL APPLY ONLY TO CONTRACTS WITH ONE OF THE TARGET DATE BENEFITS WHILE THE BENEFIT IS IN EFFECT. BY SELECTING ONE OF THESE BENEFITS, YOU ARE CONSENTING TO ALLOW US TO REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under the Target Date Benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit. For more information on the Investment Option groups and the restrictions on allocations to these groups, please see Tables 1, 2 and 3 in Appendix D - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing.

We limit the amount of Contract Value you can allocate to the Investment Options in Group A to a maximum of between 30% and 5%, and we limit the amount of Contract Value you can allocate to the Investment Options in the combined Groups A, B and X to a maximum of between 95% and 35%. We require you to allocate a minimum of between 5% and 65% of your Contract Value to the Investment Options in Group Y. The minimum and maximum you can allocate to the








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                                       55



groups depends on the number of years until the initial Target Value Date and the Contract Value as a percentage of Target Value.

The maximums decrease and the minimum increases as the number of years until the initial Target Value Date decreases and as the comparison of Contract Value as a percentage of Target Value decreases. However, we limit the amount by which the maximums can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR. IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER CHANGES TO THE ALLOCATION OF YOUR CONTRACT VALUE TO THE INVESTMENT OPTIONS OVER TIME AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. Once we reduce the maximum amount of Contract Value we allow in Group A, or in the combined Groups A, B and X, it will never increase unless you are able to reset the initial Target Value Date AND the new maximum allowable allocation is greater than your current required allocation.


On each Quarterly Anniversary, we automatically rebalance the amount of Contract Value in each of the Investment Options as discussed in Appendix D. Quarterly rebalancing will continue until the termination of your selected Target Date Benefit. This rebalancing applies to all of your selected Investment Options, and not just the ones that are in Groups A, B or X. On each Quarterly Anniversary we will return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments if these instructions comply with the current maximum allowable allocation for Contract Value in Group A, and the combined Groups A, B and X. However, if your most recent allocation instructions for future Purchase Payments do not meet these maximum limitations, we will rebalance your Contract Value according to the required allocations as described in Appendix D. If you choose to allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.


If you add the Target Date 10 Benefit to your Contract after the Issue Date, we will ask you to reallocate your Contract Value to comply with the maximum allowable allocations. We will not allow you to add the Target Date 10 Benefit to your Contract until you have reallocated your Contract Value to comply with the maximum allowable allocations. We will only allow you to make transfers to and from the Investment Option groups as long as you do not exceed the current maximum allowable allocations. However, transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation for each Investment Option that we established on the most recent Quarterly Anniversary. (For more information, please see Appendix D.) THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR SELECTED TARGET DATE BENEFIT TERMINATES.

We will not move any of the Investment Options currently available under the Contract from one group to another, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.


TERMINATION OF A TARGET DATE BENEFIT


Either Target Date Benefit will terminate upon the earliest of the following.
o The Business Day we process your request to remove your selected Target
  Date Benefit from the Contract (the rider termination date).
o The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive the death benefit, then your selected Target Date Benefit will terminate as of the end of the Business Day during which we receive in good order at the Service Center, both due proof of death and an election of the death benefit payment option.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.




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o The Business Day we process your request for a full withdrawal.
o Contract termination.


11.b THE LIFETIME PLUS BENEFITS
The Lifetime Plus Benefit and Lifetime Plus 8 Benefit are designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both your Contract Value and death benefit. Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. These benefits are available with the other optional benefits as discussed in section 11, Selection of Optional Benefits.

Except as specified below, the same terms and conditions apply to the benefits available under the Lifetime Plus Benefit and Lifetime Plus 8 Benefit. Each of these benefits provide guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) that are available to you during the Accumulation Phase. The Lifetime Plus Benefit has a higher Lifetime Plus Payment percentage than what is available under the Lifetime Plus 8 Benefit and offers the ability to begin payments before age 65. The Lifetime Plus 8 Benefit offers the maximum potential initial payment but the simple interest increases do not begin until age 60 and you must wait to begin payments until age 65. Lifetime Plus Payments are annual payments that we initially calculate using your "Benefit Base," your "age band payment percentage," and whether you select single or joint Lifetime Plus Payments as described in this section of the prospectus. There is an additional M&E charge for each of these benefits and that charge may increase or decrease in certain situations. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges.


Your annual maximum Lifetime Plus Payment, once established, can increase, but it cannot decrease unless you take an excess partial withdrawal (Excess Withdrawal). Your annual maximum Lifetime Plus Payments may increase automatically each year based upon increases in your Contract Value, subject to adjustments for Excess Withdrawals. You can also control the amount of each Lifetime Plus Payment you receive subject to certain restrictions. Each Benefit Year that you take less than the annual maximum Lifetime Plus Payment that you are entitled to, we add the remaining amount to the Cumulative Withdrawal Value. You can take withdrawals from your Cumulative Withdrawal Value at any time. For more information regarding the Cumulative Withdrawal Benefit, please see the "Lifetime Plus Payments - The Cumulative Withdrawal Benefit" discussion later in this section.

You can select either the Lifetime Plus Benefit or Lifetime Plus 8 Benefit once, either at Contract issue or on a subsequent Contract Anniversary, subject to certain age restrictions. You can also remove your selected benefit before you exercise it. However, if your Contract includes the No Withdrawal Charge Option, you can only remove one of the Lifetime Plus Benefits if you can simultaneously replace it with another benefit as set out in section 11, Selection of Optional Benefits. If you remove the Lifetime Plus Benefit or Lifetime Plus 8 Benefit, you cannot reselect it in the future. If you select one of these benefits, you can exercise it and begin receiving Lifetime Plus Payments at any time, subject to certain restrictions. Also, if you select one of these benefits, we will restrict the Investment Options to which you can allocate money under your Contract.

If you select one of these benefits, we will ask you to choose either single Lifetime Plus Payments for the lifetime of the sole Covered Person, or joint Lifetime Plus Payments for the lifetime of both joint Covered Persons. For joint Lifetime Plus Payments, the joint Covered Persons must qualify as spouses under federal law. You declare the Covered Person(s) at the time you add the benefit to your Contract. If your Contract includes the Lifetime Plus Benefit, on the date Lifetime Plus Payments begin (the Benefit Date), no Covered Person can be age 91 or older. If your Contract includes the Lifetime Plus 8 Benefit, on the Benefit Date all Covered Persons must be at least age 65 and no Covered Person can be age 91 or older. The earliest possible Benefit Date you can select would be the 1st or 15th of a calendar month that occurs after we issue the benefit.






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THERE ARE SEVERAL IMPORTANT POINTS FOR YOU TO CONSIDER BEFORE SELECTING ONE OF
THE LIFETIME PLUS BENEFITS.
o None of these benefits create Contract Value or guarantee the performance of any Investment Option.


o You can remove one of the Lifetime Plus Benefits from your Contract provided that you do so before you exercise it. If you remove one of these benefits from your Contract you cannot reselect it but you may be able to replace it. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove one of these benefits from your Contract if you can simultaneously replace it with another benefit. For more details regarding the replacement of these benefits, see section 11, Selection of Optional Benefits.


o Contracts with one of the Lifetime Plus Benefits are subject to restrictions on the Investment Options available for allocations and transfers. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.
o Under the Lifetime Plus Benefit you cannot begin receiving Lifetime Plus Payments if any Covered Person is age 91 or older. Under the Lifetime Plus 8 Benefit you cannot begin receiving Lifetime Plus Payments if any Covered Person is younger than age 65 or if any Covered Person is age 91 or older. If you do not exercise the benefit during this eligibility period, it will no longer be available and you will have incurred higher Contract charges without receiving any benefit from selecting it.


o If there are joint Covered Persons and one Covered Person dies after joint Lifetime Plus Payments have begun, any payment received by the surviving spouse (who is also a Covered Person) after the date of death and before the survivor reaches age 59 1/2 will be reported as a premature distribution according to the Code.


o ONCE LIFETIME PLUS PAYMENTS BEGIN, YOU CANNOT TERMINATE THEM UNLESS YOU
  TAKE AN EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE OR YOU REQUEST A FULL ANNUITIZATION.
  - If you terminate Lifetime Plus Payments and instead take an Excess Withdrawal of the entire Contract Value, the Contract will terminate and you may receive less money than you would have received had you continued to receive Lifetime Plus Payments. However, the ability to terminate Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.
  - If you terminate Lifetime Plus Payments and instead request fixed Annuity Payments under a Full Annuitization, the benefit you selected will terminate and we will no longer assess the M&E charge on that portion of the Contract. If you request variable Annuity Payments under a Full Annuitization, the benefit you selected will terminate and we will reduce the M&E charge on that portion of the Contract.
o If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you will receive any increase to your annual maximum Lifetime Plus Payment. Allocations to the Cumulative Withdrawal Value (the difference between the maximum Lifetime Plus Payment that you are entitled to and the actual Lifetime Plus Payment you received) do not earn interest or participate in the performance of your selected Investment Options, and the Cumulative Withdrawal Value is not available to your Beneficiaries* upon death. (See the "Cumulative Withdrawal Benefit" discussion later in this section.)


* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE AND YOUR TAX ADVISER WHETHER ONE OF THE LIFETIME PLUS BENEFITS IS APPROPRIATE FOR YOUR SITUATION.


ADDING ONE OF THE LIFETIME PLUS BENEFITS TO YOUR CONTRACT
You can select either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit at issue or on a Contract Anniversary. To select the Lifetime Plus Benefit the sole Covered Person must be at least age 55 (or the younger joint Covered Person must be at least age 60), and no Covered Person can be age 81 or older. THEREFORE, YOU CANNOT SELECT JOINT LIFETIME PLUS PAYMENTS UNDER THE LIFETIME PLUS BENEFIT IF THERE IS MORE THAN A 20-YEAR AGE DIFFERENCE BETWEEN SPOUSES. The Lifetime Plus 8 Benefit is available once before the older Covered Person's 81st birthday. However, you cannot exercise the Lifetime Plus 8 Benefit if any Covered Person is younger than age 65 or age 91 or older. THEREFORE, UNDER THE LIFETIME PLUS 8 BENEFIT JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you previously had one of the Target Date Benefits but you removed it from your Contract, you can only add one of the Lifetime Plus Benefits to your Contract if you can meet the replacement requirements set out in section 11, Selection of Optional Benefits.









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If you do not select any of these benefits at Contract issue, you may be able to select one later if it is still available by completing the appropriate form. However, you cannot add any of these benefits to your Contract and have one of the Target Date Benefits at the same time. We must receive this form no later than 30 days before a Contract Anniversary in order to add the benefit on that anniversary (the rider effective date), and your Contract Value on the rider effective date must be at least $10,000, or $25,000 if you also selected the No Withdrawal Charge Option. On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We consider the reallocation of your Contract Value to comply with these restrictions to be a "good order" issue. We will process your request to add the selected benefit after the Issue Date on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs after we receive your request in good order at our Service Center and your rider effective date for your selected benefit will be that Contract Anniversary. If you add one of these benefits to your Contract after the Issue Date, then, on the rider effective date, we will increase your M&E charge to include the amount of the additional M&E charge for your selected benefit and the payment type (single life or joint life) that is in effect for a newly issued Contract as of the rider effective date. We guarantee that the additional M&E charge for your selected benefit and the payment type will not exceed the maximum additional M&E charge that we declared when you purchased your Contract and was set forth in the Fee Table of the prospectus you received at that time. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative. If you select one of these benefits, the additional charges associated with it will continue until the earlier of its termination or your Contract Value is reduced to zero.


If you add any of these benefits to your Contract, the flexible rebalancing program will not be available to you during the period that the benefit is part of your Contract.

REMOVING ONE OF THE LIFETIME PLUS BENEFITS FROM YOUR CONTRACT
Once you select the Lifetime Plus Benefit or Lifetime Plus 8 Benefit, you can remove it from your Contract at any time before you exercise it. If you remove one of these benefits from your Contract, then none of these benefits will be available for future selection. However, we allow a special one time replacement of the Lifetime Plus Benefit with the Lifetime Plus 8 Benefit as set out in section 11, Selection of Optional Benefits. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove one of the Lifetime Plus Benefits from your Contract if you can simultaneously replace it with another benefit, as discussed in section 11, Selection of Optional Benefits. You can request the removal of your selected Lifetime Plus Benefit by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in good order at our Service Center. If you remove one of these benefits from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

Although you cannot remove any of the Lifetime Plus Benefits from your Contract after Lifetime Plus Payments begin, you can terminate your selected benefit by:
o taking an Excess Withdrawal of the entire Contract Value, less any withdrawal charge (however, this option is only available if your Contract Value is greater than the Cumulative Withdrawal Value); or
o requesting Annuity Payments under a Full Annuitization based on the greater of the entire Contract Value or Cumulative Withdrawal Value.


NOTE: If you terminate your selected Lifetime Plus Benefit by taking an Excess Withdrawal or a Full Annuitization:
o your Lifetime Plus Payments will stop and none of these benefits will be available for future selection,
o the Accumulation Phase of the Contract will end,
o the death benefit will terminate, and
o if you request Annuity Payments, all annuitized portions of the Contract will terminate as indicated in section 3, The Annuity Phase.






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WHO IS CONSIDERED A COVERED PERSON(S)?
For single Lifetime Plus Payments and for:
o solely owned Contracts, the Covered Person is the Owner.
o Contracts owned by a non-individual, the Covered Person is the Annuitant.
o jointly owned Contracts, you can choose which Owner is the Covered
  Person subject to the age restriction for adding one of the Lifetime Plus Benefits to your Contract.
For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
o Non-Qualified Contracts:
  -  spouses must be Joint Owners; or
  - one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or
  - one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

o Qualified Contracts:
  - one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
  - if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.

After we issue the Lifetime Plus Benefit or Lifetime Plus 8 Benefit, you cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person after we issue the benefit if you selected joint Lifetime Plus Payments. YOU CAN MAKE THIS CHANGE ONLY ONCE.

Before Lifetime Plus Payments begin, you can request the removal of a joint Covered Person within 30 days before a Contract Anniversary by completing the appropriate form. Once Lifetime Plus Payments have begun, you can request the removal of a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We will process your request on the Contract Anniversary* (or Benefit Anniversary*, as applicable) that occurs immediately after we receive your request in good order at our Service Center. If you remove a joint Covered Person from your Contract, we will change the additional M&E charge for your selected benefit only if this amount differs from the current additional M&E charge on your Contract. If we are still offering your selected benefit, we will change the charge to equal the current additional M&E charge for your selected benefit with single Lifetime Plus Payments that is available at that time. If we are no longer offering your selected benefit, we reserve the right to declare a new additional M&E charge.

HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT WITH SINGLE LIFETIME PLUS PAYMENTS THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME. If we change the M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the anniversary that we process your request will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

* Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we will not reduce your Lifetime Plus Payment if you remove a Covered Person from your Contract, but we may increase your payment as follows. We will compare your annual MAXIMUM Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person's current age and the current Contract Value as of the Benefit Anniversary that we process your removal request (see the age band table in the "Lifetime Plus Payments" discussion later in this section). If the payment based on the appropriate percentage for the remaining Covered Person's current age and Contract Value is greater, we will increase your annual maximum Lifetime Plus Payment to this new amount. If you chose to receive the maximum payment, the same increase will also apply to the actual Lifetime Plus Payment you receive for the coming year. However, if you chose to receive less than the maximum payment, there will be no change to the actual Lifetime Plus Payment you receive for the coming year and we will apply the difference between your maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.








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NOTE: A PERSON WILL NO LONGER QUALIFY AS A COVERED PERSON AND WILL BE REMOVED
FROM THE CONTRACT IF THAT PERSON IS NO LONGER AN OWNER, JOINT OWNER, ANNUITANT, SOLE PRIMARY BENEFICIARY, OR SOLE CONTINGENT BENEFICIARY AS REQUIRED ABOVE.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until your selected Lifetime Plus Benefit terminates. Once you declare the Covered Persons, if at any time before your benefit terminates you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS: If the Joint Owners are not spouses, Lifetime Plus Payments will stop with the death of any Owner. THIS MEANS THAT IF YOU SELECT SINGLE LIFETIME PLUS PAYMENTS ON A JOINTLY OWNED CONTRACT, LIFETIME PLUS PAYMENTS COULD STOP EVEN IF THE COVERED PERSON IS STILL ALIVE.

IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS
o You can no longer remove your selected Lifetime Plus Benefit from the Contract.
o Partial Annuitizations are no longer available.
o You can no longer make additional Purchase Payments to the Contract and the automatic investment plan (AIP) will no longer be available to you. If you are participating in the AIP, your participation will stop.
o The free withdrawal privilege will no longer be available to you.
  However, Lifetime Plus Payments and Cumulative Withdrawals are not subject to a withdrawal charge but they will reduce the Withdrawal Charge Basis.
o Excess Withdrawals (including a full withdrawal of the Contract Value) which are available while you are receiving Lifetime Plus Payments, are subject to a withdrawal charge and they will reduce the Withdrawal Charge Basis, as set out in section 6, Expenses - Withdrawal Charge.
o Any Excess Withdrawal will reduce your annual maximum Lifetime Plus
  Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Benefit Anniversary after the withdrawal. HOWEVER, IF YOU TAKE AN EXCESS WITHDRAWAL OF YOUR ENTIRE REMAINING CONTRACT VALUE, OR YOU TAKE AN EXCESS WITHDRAWAL THAT REDUCES YOUR LIFETIME PLUS PAYMENT TO BELOW THE ACCEPTABLE MINIMUM, YOUR PAYMENTS WILL STOP AND YOUR BENEFIT WILL TERMINATE ON THE BUSINESS DAY YOU TAKE THE EXCESS WITHDRAWAL.
o The systematic withdrawal program will no longer be available to you. If you are participating in this program, your participation will stop.
o You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:
  -  an Owner dies and the spouse continues the Contract, or
  - you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
o The additional M&E charge for the Lifetime Plus Benefit will continue until the earlier of your benefit's termination or the total depletion of your Contract Value.
o If you selected the benefit before January 26, 2009, the additional M&E charge for the Lifetime Plus 8 Benefit will decrease as indicated in the Fee Tables and section 6, Expenses, but it will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.
o If you selected the benefit on or after January 26, 2009, the additional
  M&E charge for the Lifetime Plus 8 Benefit will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.
o If you have the Quarterly Value Death Benefit, the additional M&E charge for the Quarterly Value Death Benefit will continue as long as the Quarterly Value Death Benefit value is greater than zero.
o The portion of the Traditional Death Benefit value that is based on Purchase Payments will no longer increase.
o Each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge). For more information, please see section 10, Death Benefit
  - Traditional Death Benefit, and Appendix E - Quarterly Anniversary Value Calculation and Examples - Calculating the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
o The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal (including any withdrawal charge).




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o Resets of the 5% Annual Increase under the Lifetime Plus Benefit or the
  8% Annual Increase under the Lifetime Plus 8 Benefit are no longer available.
o We will no longer calculate the following values and they will all cease to exist: the Quarterly Anniversary Value under any of the Lifetime Plus Benefits; the 5% Annual Increase under the Lifetime Plus Benefit; and the 8% Annual Increase under the Lifetime Plus 8 Benefit. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value available under that benefit.
o We may apply an annual payment increase to your annual maximum Lifetime
  Plus Payment on every Benefit Anniversary after your Lifetime Plus Payments have begun and before the older Covered Person's 91st birthday. If we increase your annual maximum Lifetime Plus Payment, we reserve the right to change the additional M&E charge for your selected benefit and payment type (single life or joint life) as of the next fifth Benefit Anniversary, subject to the maximum M&E charge. This change will take effect 60 days after that fifth Benefit Anniversary if we increased your annual maximum Lifetime Plus Payment on that Benefit Anniversary or any of the previous four Benefit Anniversaries.
o ONCE LIFETIME PLUS PAYMENTS BEGIN, YOU CANNOT TERMINATE THEM UNLESS YOU
  TAKE AN EXCESS WITHDRAWAL OF THE ENTIRE CONTRACT VALUE OR YOU REQUEST A FULL ANNUITIZATION. However, terminating Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.

LIFETIME PLUS PAYMENTS
To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments will begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date will be at least 15 calendar days after your request has been received in good order at our Service Center. Under the Lifetime Plus Benefit the first available Benefit Date you can select is the one that occurs after the Issue Date. Under the Lifetime Plus 8 Benefit the first available Benefit Date you can select is the one that occurs after the younger Covered Person's 65th birthday. Under all benefits, the last available Benefit Date you can select is the one that occurs before the older Covered Person's 91st birthday.


For the Lifetime Plus Benefit, you cannot exercise the benefit if any Covered Person is age 91 or older. For the Lifetime Plus 8 Benefit, you cannot exercise the benefit if any Covered Person is younger than age 65 or age 91 or older. THEREFORE, UNDER THE LIFETIME PLUS 8 BENEFIT JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person's 91st birthday, we will send you written notice that the benefit is about to terminate. IF THE BENEFIT TERMINATES BEFORE YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS, YOU WILL HAVE INCURRED HIGHER CONTRACT CHARGES WITHOUT RECEIVING ANY EXPLICIT ADVANTAGE FROM SELECTING IT.

NOTE: IF YOU ADD ONE OF THE LIFETIME PLUS BENEFITS TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE OR 8% ANNUAL INCREASE. Keep in mind that the Benefit Date must occur on either the 1st or the 15th of a calendar month.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. Each Lifetime Plus Payment amount will equal the annual actual Lifetime Plus Payment divided by the number of payments we will make during the Benefit Year. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

If you exercise one of the Lifetime Plus Benefits we will begin making Lifetime Plus Payments as of the Benefit Date. Under the Lifetime Plus Benefit we base the initial payment on the Benefit Base (for more information, see "The Benefit Base" discussion later in this section) and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:


 SINGLE LIFETIME PLUS PAYMENTS -           ANNUAL MAXIMUM
 AGE BAND OF THE COVERED PERSON   LIFETIME PLUS PAYMENT PERCENTAGE
--------------------------------  ---------------------------------
            55 to 59                             4%
            60 to 69                             5%
            70 to 79                             6%
           80 or older                           7%






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     JOINT LIFETIME PLUS PAYMENTS -               ANNUAL MAXIMUM
 AGE BAND OF THE YOUNGER COVERED PERSON  LIFETIME PLUS PAYMENT PERCENTAGE
---------------------------------------  ---------------------------------
                60 to 69                                5%
                70 to 74                               5.5%
                75 to 79                                6%
              80 or older                               7%

Under the Lifetime Plus 8 Benefit, we base the initial payment on the Benefit Base and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:


                   AGE BAND OF THE COVERED PERSON                              ANNUAL MAXIMUM
(OR YOUNGER OF THE COVERED PERSONS FOR JOINT LIFETIME PLUS PAYMENTS)  LIFETIME PLUS PAYMENT PERCENTAGE
                              65 to 79                                               5%
                            80 or older                                              6%

Future Lifetime Plus Payments will only decrease if you take an Excess Withdrawal, and they may increase if there are any gains in the Contract Value or when the payment percentage based on the age of the Covered Person multiplied by the Contract Value is greater than the current annual maximum Lifetime Plus Payment (for more information see "Automatic Annual Payment Increases to the Lifetime Plus Payments" next in this section). However, if you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you will receive an annual increase to your Lifetime Plus Payment.

AN EXCESS WITHDRAWAL WILL REDUCE YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN ON THE NEXT BENEFIT ANNIVERSARY AFTER THE WITHDRAWAL. TAKING EXCESS WITHDRAWALS MAY CAUSE LIFETIME PLUS PAYMENTS TO STOP, AND YOUR BENEFIT TO TERMINATE.

The annual maximum Lifetime Plus Payment percentage for each age band that is listed in the tables above is set on the rider effective date and will not change during the life of the benefit. However, we may use different percentages and age bands for newly issued benefits in the future.

The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial actual Lifetime Plus Payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments will not be available to you and we will contact you to discuss alternate arrangements.

If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments will stop, and your benefit will terminate.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero. On and after the date that your Contract Value is reduced to zero, you will receive the maximum Lifetime Plus Payment you are entitled to at the same frequency you were receiving payments before your Contract Value was reduced to zero.

You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will change the payment frequency on the Benefit Anniversary and the change will remain in effect until the benefit terminates or you request another change.

For Qualified Contracts, if we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we will do one of the following.
o If you will receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. However, if this increase causes your actual Lifetime Plus Payment to be greater than the maximum payment, we will deduct the extra from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.







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o If you will not receive any more payments before the end of the calendar year, we will instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution. We will deduct this payment from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

We will deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) proportionately from the Investment Options. We will continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options - Transfers and the "Investment Option Allocation and Transfer Restrictions" discussion later in this section).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we will credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We will then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero will be taxed as a withdrawal and all subsequent Lifetime Plus Payments will be taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments will continue as follows.
o For single Lifetime Plus Payments where the Contract is solely owned or owned by a non-individual, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned and the Joint Owners are not spouses, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned by spouses, Lifetime Plus Payments continue until the death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse is the Covered Person and elects to continue the Contract, Lifetime Plus Payments continue at 100% of the amount that we were paying when both Owners were alive until the death of the Covered Person.
o For joint Lifetime Plus Payments, Lifetime Plus Payments continue until the deaths of both Covered Persons. Upon the death of an Owner (or the Annuitant if the Contract is owned by a non-individual) who is also a Covered Person, if the surviving spouse continues the Contract, joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive. However, if the surviving spouse elects to receive the death benefit, then Lifetime Plus Payments will stop.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) If on the maximum permitted Income Date you were receiving Lifetime Plus Payments, we guarantee you will receive the greater of your maximum Lifetime Plus Payment, or fixed Annuity Payments based on the greater of Contract Value or the Cumulative Withdrawal Value (if available) under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

THE CUMULATIVE WITHDRAWAL BENEFIT
The Cumulative Withdrawal Benefit is not a separate benefit that you can select. It is automatically part of the Lifetime Plus 8 Benefit, and we are also adding it to the Lifetime Plus Benefit. Owners that select the Lifetime Plus Benefit and have a rider effective date of September 22, 2008 and later will automatically receive this benefit as part of their rider. In addition, we will send Owners that selected the Lifetime Plus Benefit and have a rider effective date that is before September 22, 2008 a new version of the rider containing the Cumulative Withdrawal Benefit. NOTE: The Cumulative Withdrawal Benefit does not reduce or remove any of features of the Lifetime Plus Benefit or Lifetime Plus 8 Benefit. Also, there is no additional fee or charge for the Cumulative Withdrawal Benefit.

The Cumulative Withdrawal Benefit allows you to control the amount of Lifetime Plus Payment you receive before your Contract Value is reduced to zero. You can change the amount of your actual Lifetime Plus Payment for the following Benefit Year by sending us notice. However, after your Contract Value is reduced to zero you are required to take the maximum payment. You must provide notice of any requested change to your actual Lifetime Plus Payment amount to our Service Center at least 30 days before the Benefit Date or Benefit Anniversary (as applicable). If the change is








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available, we will change your actual Lifetime Plus Payment to your requested amount on the Benefit Date or Benefit Anniversary (as applicable) AND THE CHANGE WILL REMAIN IN EFFECT UNTIL YOU REQUEST ANOTHER CHANGE OR UNTIL YOUR CONTRACT VALUE IS REDUCED TO ZERO.

The Cumulative Withdrawal Value is the amount of all annual maximum Lifetime Plus Payments that you did not take. The Cumulative Withdrawal Value does not earn interest and it does not increase or decrease due to the performance of your selected Investment Options. It only increases when you take less than your annual maximum Lifetime Plus Payment and it only decreases when you take a Cumulative Withdrawal. The Cumulative Withdrawal Value remains in your Contract Value and your death benefit until it is withdrawn as a Cumulative Withdrawal and your Contract Value will continue to fluctuate with the performance of your selected Investment Options. The Cumulative Withdrawal Benefit is not available to your Beneficiaries* upon death. IF YOU TAKE LESS THAN THE ANNUAL MAXIMUM LIFETIME PLUS PAYMENT YOU ARE ENTITLED TO IN A BENEFIT YEAR, YOU COULD REDUCE THE CHANCE THAT YOU WILL RECEIVE ANY INCREASE TO YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT. (For more information, see the "Automatic Annual Payment Increases to the Lifetime Plus Payments" discussion that appears next in this section.)


* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.


You can take withdrawals from your Cumulative Withdrawal Value at any time. Any portion of a withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal, and any portion of a withdrawal that is greater than your Cumulative Withdrawal Value is an Excess Withdrawal. Each Cumulative Withdrawal must be at least $100, or your entire Cumulative Withdrawal Value.


Cumulative Withdrawals are not subject to a withdrawal charge. However, each Cumulative Withdrawal will reduce your Contract Value, Withdrawal Charge Basis, and Cumulative Withdrawal Value on a dollar for dollar basis, and it will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn.

If your Contract Value is reduced to zero for any reason other than an Excess
Withdrawal:
o we will send you any remaining Cumulative Withdrawal Value,
o your Cumulative Withdrawal Benefit will terminate,
o you will receive your maximum Lifetime Plus Payment (actual Lifetime
  Plus Payments are not available after the Contract Value is reduced to zero) at the payment frequency you previously selected, and
o your Lifetime Plus Payments will continue as indicated in the "Termination of the Lifetime Plus Benefit" discussion that appears later in this section.


However, if your Contract Value is reduced to zero because of an Excess Withdrawal, your Cumulative Withdrawal Benefit and your selected benefit will terminate.


AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS
On each Benefit Anniversary after the Benefit Date and before the older Covered Person's 91st birthday, we may increase your annual maximum Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary or when the annual maximum Lifetime Plus Payment increases based on the age of the Covered Person and/or the Contract Value as follows.


If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or Cumulative Withdrawals) you will automatically receive an increase to next year's annual maximum Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit
Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment will increase by 5%.


In addition, you are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We will increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) multiplied by the Contract








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                                       65



Value on the current Benefit Anniversary results in a higher annual maximum Lifetime Plus Payment. In this case, we will increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

IF YOUR ANNUAL ACTUAL LIFETIME PLUS PAYMENT IS LESS THAN THE ANNUAL MAXIMUM YOU ARE ENTITLED TO, AN AUTOMATIC ANNUAL INCREASE TO YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT MAY NOT INCREASE THE ACTUAL LIFETIME PLUS PAYMENT YOU RECEIVE. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage will remain at 80%, but you will now receive an annual actual Lifetime Plus of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS ARE NO LONGER AVAILABLE AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR ON OR AFTER THE BUSINESS DAY YOUR CONTRACT VALUE IS REDUCED TO ZERO.

If you receive an annual payment increase to your annual maximum Lifetime Plus Payment on the current Benefit Anniversary or any of the previous four Benefit Anniversaries we may change the additional M&E charge for your selected benefit and payment type (single life or joint life) on the next fifth Benefit Anniversary (for example, on the fifth, tenth and fifteenth Benefit Anniversaries). If we are still offering your selected benefit, we will change the charge to equal the current additional M&E charge for your selected benefit and payment type (single life or joint life) that is available at that time. If we are no longer offering your selected benefit, we reserve the right to declare a new additional M&E charge for the benefit. HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME.

We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. However, if you have not received an increase to your annual maximum Lifetime Plus Payment on any of these five Benefit Anniversaries, we will not change the additional M&E charge for your selected benefit.

We will make any change as of the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for your benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for your benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive future annual payment increases to your annual maximum Lifetime Plus Payments, but you will keep the most recent annual payment increase. Also, your annual maximum Lifetime Plus Payment amount will be equal to the annual amount that we established on the current fifth Benefit Anniversary, and it will remain fixed at this level until your benefit terminates, unless you take an Excess Withdrawal. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR YOUR BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU ACCEPT THE INCREASE AND WE WILL MAKE THE CHANGE. If you accept an increase to the additional M&E charge associated with your benefit, then you continue to be eligible to receive future annual payment increases.


EXAMPLE OF THE ANNUAL PAYMENT INCREASE
o You select single Lifetime Plus Payments under the Lifetime Plus Benefit when you are age 57 and your Contract Value is $100,000. You are the only Owner and are also the Covered Person. Your initial Lifetime Plus Payment percentage is 4% and your Benefit Base is $105,000. You select annual Lifetime Plus Payments. Your initial annual Lifetime Plus Payment is $4,200 ($105,000 x 4%).









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                                       66





                           AGE CONTRACT VALUE ANNUAL LIFETIME PLUS PAYMENT ANNUAL PAYMENT PERCENTAGE
Benefit Date               57     $100,000               $4,200                       4%
First Benefit Anniversary  58     $102,000               $4,284                       4%
Second Benefit Anniversary 59     $98,000                $4,284                       4%
Third Benefit Anniversary  60     $100,000               $5,000                       5%

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of the increase is ($102,000 - $100,000) / $100,000 = 2%. We then apply a 2% annual payment increase to the Lifetime Plus Payment ($4,200 x 1.02 = $4,284).
o On the second Benefit Anniversary the current Contract Value is less than the Contract Value on the first Benefit Anniversary so there is no annual payment increase due to an increase in the Contract Value. On the second Benefit Anniversary you are age 59 and there is also no annual payment increase as a result of your crossing an age band.
o On the third Benefit Anniversary the current Contract Value is greater than the Contract Value on the second Benefit Anniversary. The percentage of the increase is ($100,000 - $98,000) / $98,000 = 2%. We then apply a 2% annual payment increase to the Lifetime Plus Payment ($4,284 x 1.02 = $4,370). However, on this Benefit Anniversary you have also crossed an age band and your Lifetime Plus Payment percentage has increased to 5%. We then compare the payment based on the new Lifetime Plus Payment percentage and current Contract Value ($100,000 x 0.05 = $5,000) to the current payment (which has been increased to $4,370 as a result of the growth in Contract Value during the past year). Because the Lifetime Plus Payment based on the new percentage and current Contract Value is greater than the payment based on the growth in Contract Value, we will increase the payment to $5,000.

EXAMPLE OF THE EFFECT OF THE CUMULATIVE WITHDRAWAL BENEFIT
o Continuing the example above, assume that instead of taking the annual maximum Lifetime Plus Payment as your annual actual payment, you take an annual actual Lifetime Plus Payment of $3,000 during each of the first three Benefit Years, and then you take the entire annual maximum Lifetime Plus Payment as your annual actual payment during the fourth and fifth Benefit Years.

                    AGE CONTRACT    ANNUAL PAYMENT   ANNUAL MAXIMUM LIFETIME PLUS  ANNUAL ACTUAL LIFETIME PLUS       CUMULATIVE
                          VALUE       PERCENTAGE                PAYMENT                      PAYMENT              WITHDRAWAL VALUE
Benefit Date        57  $100,000          4%                    $4,200                        $3,000                   $1,200
First Benefit       58  $103,000          4%                    $4,200                        $3,000                   $2,400
Anniversary
Second Benefit      59  $106,000          4%                    $4,240                        $3,000                   $3,640
Anniversary
Third Benefit       60  $  99,000         5%                    $4,950                        $4,950                   $3,640
Anniversary
Fourth Benefit      61  $102,000          5%                    $5,100                        $5,100                   $3,640
Anniversary

o On the Benefit Date we pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment that you did not take to your Cumulative Withdrawal Value ($4,200 - $3,000 = $1,200).

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of this increase is ($103,000 - $100,000) / $100,000 = 3%. However, because your actual
  Lifetime Plus Payment was less than the maximum payment during the last Benefit Year, we do not apply this increase to your maximum Lifetime Plus Payment. Also, your current annual payment percentage applied to your current Contract Value (4% x $103,000 = $4,120) does not result in a higher payment than your current maximum Lifetime Plus Payment, so we do not increase your maximum payment at this time. We pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,200 - $3,000 = $1,200) to your Cumulative Withdrawal Value, which increases that amount to $2,400.







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                                       67




o On the second Benefit Anniversary the current Contract Value is greater than the Contract Value on the first Benefit Anniversary, but because you took less than the maximum Lifetime Plus Payment during the last Benefit Year, we do not apply this increase to your annual maximum payment. However, your current annual payment percentage applied to your current Contract Value (4% x $106,000 = $4,240) does result in a higher payment, so we increase your maximum Lifetime Plus Payment to this higher amount. Because you are taking less than the annual maximum payment you are entitled to, your actual Lifetime Plus Payment ($3,000) will not change. We will then apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,240 - $3,000 = $1,240) to your Cumulative Withdrawal Value, which increases that amount to $3,640.

o On the third Benefit Anniversary, although your actual Lifetime Plus
  Payment was less than the maximum Lifetime Plus Payment during the last Benefit Year, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $99,000 = $4,950), to the current maximum payment ($4,240), and we increase your annual maximum Lifetime Plus Payment to this higher amount. Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $4,950. However, because you are taking your maximum Lifetime Plus Payment as your actual payment, your Cumulative Withdrawal Value will not increase.

o On the fourth Benefit Anniversary the current Contract Value is greater than the Contract Value on the third Benefit Anniversary. The percentage of the increase is ($102,000 - $99,000) / $99,000 = 3.03%. Because you took your maximum Lifetime Plus Payment as your actual payment last year we apply a 3.03% increase to your annual maximum Lifetime Plus Payment ($4,950 x 1.0303 = $5,100). Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $5,100, but your Cumulative Withdrawal Value will not increase.


o You can take payments from your Cumulative Withdrawal Value at any time while the Cumulative Withdrawal Benefit is in effect. If your Contract Value is reduced to zero while you are taking Lifetime Plus Payments for any reason other than an Excess Withdrawal, we will send you a Cumulative Withdrawal of your entire Cumulative Withdrawal Value and your Lifetime Plus Payments will continue as described in the discussion "Termination of the Lifetime Plus Benefit" later in this section. Cumulative Withdrawals do not reduce your Lifetime Plus Payments. Your Cumulative Withdrawal Value also does not earn interest and does not increase or decrease with the performance of your selected Investment Options The Cumulative Withdrawal Value is also not available to your Beneficiaries* upon death.



* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

EXAMPLE OF THE EFFECT OF AN EXCESS WITHDRAWAL ON THE LIFETIME PLUS PAYMENT

                           CONTRACT       ANNUAL PAYMENT         ANNUAL MAXIMUM/ACTUAL LIFETIME PLUS      CUMULATIVE WITHDRAWAL
                            VALUE           PERCENTAGE                         PAYMENT                            VALUE
Third Benefit              $ 99,000             5%                             $4,950                            $3,640
Anniversary
Fourth Benefit            $  91,000             5%                            $4,669.86                            $0
Anniversary

o Continuing the previous example, assume that during the second month of the fourth Benefit Year you request a withdrawal of $8,820 at a time when the Contract Value is $98,000. First we withdraw your entire Cumulative Withdrawal Value and send you a Cumulative Withdrawal of $3,640. The Cumulative Withdrawal reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the payment is $98,000 - $3,640 = $94,360.
o The remainder of the withdrawal ($8,820 - $3,640 = $5,180) is an Excess Withdrawal. We do not reduce the Excess Withdrawal for the free withdrawal privilege because this privilege is not available once Lifetime Plus Payments have begun. The Excess Withdrawal is a partial withdrawal and is subject to a 3% withdrawal charge, which we calculate as $5,180 / (1 - 0.03) = $5,180 / 0.97 = $5,340.21. The Excess Withdrawal and the
  withdrawal charge also reduce the Contract Value on a dollar for dollar basis ($94,360 - $5,340.21 = $89,019.79). As a percentage of Contract Value, the
  Excess Withdrawal (including the withdrawal charge) represents 5.66% of Contract Value ($5,340.21 / $94,360 = 5.66%).







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o On the fourth Benefit Anniversary your Contract Value has decreased and you have not crossed an age band since the last Benefit Anniversary so your annual payment percentage has not increased. Therefore you will not receive an annual increase to your annual maximum Lifetime Plus Payment on this anniversary. However, we will reduce your annual maximum Lifetime Plus Payment for the Excess Withdrawal you took during the fourth Benefit Year. We calculate your annual maximum Lifetime Plus Payment on the fourth Benefit Anniversary as follows: the annual maximum Lifetime Plus Payment from the third Benefit Anniversary reduced by the 5.66% of Contract Value withdrawn as an Excess Withdrawal during the fourth year (including the withdrawal charge we calculated in the previous bullet point), which is $4,950 - (5.66% x $4,950) = $4,950 - $280.14 = $4,669.86. Because your actual payment is equal to the maximum Lifetime Plus Payment for the fifth year, your actual Lifetime Plus Payment also reduces to $4,669.86 and your Cumulative Withdrawal Value will remain at zero.


THE BENEFIT BASE
We base the initial annual maximum Lifetime Plus Payment on the Benefit Base and the age band payment percentage of the Covered Person(s). YOU CAN ACCESS THE BENEFIT BASE ONLY BY TAKING LIFETIME PLUS PAYMENTS.


On the date you begin receiving Lifetime Plus Payments (the Benefit Date), the Benefit Base is equal to the greatest of:
o the Contract Value,
o the Quarterly Anniversary Value,
o for the Lifetime Plus Benefit, the 5% Annual Increase, or
o for the Lifetime Plus 8 Benefit, the 8% Annual Increase.


NOTE: The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you will receive.


Beginning on the Benefit Date, your Lifetime Plus Payment will only increase through the automatic annual payment increase feature (which is only available before the older Covered Person's 91st birthday).

NOTE: UNDER THE LIFETIME PLUS BENEFIT OR LIFETIME PLUS 8 BENEFIT, WE NO LONGER CALCULATE THE QUARTERLY ANNIVERSARY VALUE, THE 5% ANNUAL INCREASE OR THE 8% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR THE BENEFIT DATE. If you have not begun receiving Lifetime Plus Payments as of the older Covered Person's 91st birthday, these values will cease to exist and your benefit will no longer be available to you. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value under that benefit.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: YOU WILL NOT RECEIVE THE AMOUNT OF THE BONUS CREDITED IN THE PORTIONS OF THE QUARTERLY ANNIVERSARY VALUE, THE 5% ANNUAL INCREASE OR THE 8% ANNUAL INCREASE THAT ARE BASED ON PURCHASE PAYMENTS.

THE QUARTERLY ANNIVERSARY VALUE
If you selected one of the Lifetime Plus Benefits at Contract issue, the Quarterly Anniversary Value is the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value on any Quarterly Anniversary. If you select your benefit after issue, the Quarterly Anniversary Value is the highest Contract Value on the rider effective date or on any subsequent Quarterly Anniversary. We adjust the Quarterly Anniversary Value for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. For more details and examples of how we calculate the Quarterly Anniversary Value, please see Appendix E.

THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT
Under the 5% Annual Increase we guarantee that, if you selected the Lifetime Plus Benefit at issue and we received all Purchase Payments within 90 days of the Issue Date, then the Benefit Base will at least equal total Purchase Payments plus 5% of those payments on each of the next ten Contract Anniversaries.

Under the 5% Annual Increase we guarantee that, if you select the Lifetime Plus Benefit after the Issue Date, or upon a reset of the 5% Annual Increase, and you make no additional Purchase Payments after the rider effective date or reset anniversary, then the Benefit Base will at least equal the Contract Value as of the rider effective date or reset anniversary plus 5% of that initial Contract Value from the rider effective date or the reset anniversary on each of the next ten Contract Anniversaries.

If we receive any additional Purchase Payments more than 90 days after the Issue Date - or if we receive them at any time after the rider effective date or reset anniversary - then we will add these Purchase Payments to the 5% Annual








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Increase on the Business Day we receive them, and we will add 5% of these payments to the 5% Annual Increase on each of the second through eleventh Contract Anniversaries after we receive the payments.

We adjust the 5% Annual Increase proportionately for each partial withdrawal and Partial Annuitization.

For more details and examples of how we calculate the 5% Annual Increase, please see Appendix F.

RESETTING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT
Before the older Covered Person's 81st birthday and before you exercise the Lifetime Plus Benefit, we automatically reset the 5% Annual Increase to equal the Contract Value if that amount is greater than the 5% Annual Increase on the Contract Anniversary. If we automatically reset the 5% Annual Increase, we may change the additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). If we are still offering the Lifetime Plus Benefit, we will change the charge to equal the current additional M&E charge for your selected benefit and payment type (single life or joint life) that is available as of the reset anniversary. If we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit. We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract.

We will notify you of any pending increase in the additional M&E charge and give you 30 days to accept the higher additional M&E charge or opt out of future automatic resets. If you accept the higher additional M&E charge, then we will increase the charge 60 days after the reset anniversary, or the next Business Day if the 60th day is not a Business Day.

If instead you "opt out" of future automatic resets, we will not adjust the additional M&E charge and you will no longer receive any automatic resets, but you will keep the most recent automatic reset you received. However, if you opt out of the automatic resets before the older Covered Person's 81st birthday and before the Benefit Date, you will still be able to request a manual reset. You can request a manual reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your manual reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in good order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day. When we process your manual reset request, we will change the 5% Annual Increase to equal the Contract Value as of the reset anniversary.

If you request a manual reset of the 5% Annual Increase, we will also change the M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). If we are still offering the Lifetime Plus Benefit, we will change the charge to equal the current additional M&E charge for your selected benefit and payment type (single life or joint life) that is available as of the reset anniversary. If we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit. We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. We will change the additional M&E charge on the 30th day following the reset anniversary, or the next Business Day if the 30th day is not a Business Day.

IF THERE IS A RESET TO THE 5% ANNUAL INCREASE WE GUARANTEE THAT THE NEW ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) YOU SELECTED WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME.

If we change the additional M&E charge we will adjust the number of Accumulation Units so that the Contract Value on the day that we increase the charge will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

NOTE: You cannot request a reset:
o if the Contract Value is less than the 5% Annual Increase,
o on or after the older Covered Person's 81st birthday,
o on or after the Benefit Date that you exercise the Lifetime Plus
  Benefit, or
o on or after the Income Date that you take a Full Annuitization.





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THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT
CALCULATING THE 8% ANNUAL INCREASE: Under the 8% Annual Increase we guarantee that, if you select the Lifetime Plus 8 Benefit at issue and all Purchase Payments are received on or before the first Quarterly Anniversary, then:
o during the Increase Period the 8% Annual Increase will at least equal total Purchase Payments, increased at a simple quarterly interest rate of 2% on each Quarterly Anniversary; and
o before and after the Increase Period the 8% Annual Increase will not receive the simple quarterly interest rate increase. However, we calculate the 8% Annual Increase before, during and after the Increase Period, and it may also increase due to a reset when the Contract Value is greater, as described below.

The Increase Period is different than the period during which we calculate the 8% Annual Increase. We calculate the 8% Annual Increase from the rider effective date until the earlier of the older Covered Person's 91st birthday, or the Benefit Date on which Lifetime Plus Payments begin. However, we calculate the Increase Period beginning on the first Quarterly Anniversary after the Increase Start Date and ending on the earlier of the Contract Anniversary that occurs
20 years after the Increase Start Date, or the Benefit Date. The Increase Start Date is the Contract Anniversary that occurs on or immediately after the sole Covered Person's 60th birthday, or the younger joint Covered Person's 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date.

Under the 8% Annual Increase we guarantee that, if you select the Lifetime Plus 8 Benefit after the Issue Date and you make no additional Purchase Payments after the rider effective date, then:
o during the Increase Period the 8% Annual Increase will at least equal the Contract Value as of the rider effective date, increased at a simple quarterly interest rate of 2% on each Quarterly Anniversary; and
o before and after the Increase Period the 8% Annual Increase will not receive the simple quarterly interest rate increase. However, we calculate the 8% Annual Increase before, during and after the Increase Period, and it may also increase due to a reset when the Contract Value is greater, as described below.

If we receive any additional Purchase Payments after the first Quarterly Anniversary - or, if we receive them at any time after the rider effective date
- then we will add these payments to the 8% Annual Increase as follows.
o We will add the Purchase Payment to the 8% Annual Increase on the Business Day we receive it, but if the payment is received during the Increase Period we will not apply the 2% simple quarterly interest rate increase to the Purchase Payment until the second Quarterly Anniversary after we receive it.


If your Contract Value is greater than the 8% Annual Increase on any of the first and later Quarterly Anniversaries after the rider effective date - then we will reset the 8% Annual Increase to equal the Contract Value. During the Increase Period we will also then increase this amount minus any Purchase Payments received on or after the previous Quarterly Anniversary at the simple quarterly interest rate of 2% on each Quarterly Anniversary that occurs after the reset but during the Increase Period.


We adjust the 8% Annual Increase proportionately for each partial withdrawal and Partial Annuitization.

IF YOU ADD THE LIFETIME PLUS 8 BENEFIT TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80 WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT AVAILABLE TO YOU FROM THE 8% ANNUAL INCREASE. KEEP IN MIND THAT THE BENEFIT DATE MUST OCCUR ON EITHER THE 1ST OR 15TH OF A CALENDAR MONTH.

For more details and examples of how we calculate the 8% Annual Increase, please see Appendix G.

AUTOMATIC RESETS OF THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT Before the older Covered Person's 91st birthday and before the Benefit Date, we automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on any of the first and later Quarterly Anniversaries after the rider effective date. AN AUTOMATIC RESET OF THE 8% ANNUAL INCREASE MAY RESULT IN A HIGHER M&E CHARGE AS DESCRIBED LATER IN THIS SECTION.

IF WE RESET THE 8% ANNUAL INCREASE AT ANY TIME DURING THE CONTRACT YEAR, WE MAY CHANGE THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT ON THE NEXT CONTRACT ANNIVERSARY. If we are still offering the Lifetime Plus 8 Benefit, we will change the charge to equal the current additional M&E charge for the Lifetime Plus 8 Benefit and your selected payment type (single life or joint life) that is available as of that anniversary. If we are no longer offering the Lifetime Plus 8 Benefit, we reserve the right to declare a new additional M&E charge for the benefit. We will only change








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the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT AND YOUR SELECTED PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND WAS SET FORTH IN THE FEE TABLE OF THE PROSPECTUS YOU RECEIVED AT THAT TIME.

We will not change the additional M&E charge for the Lifetime Plus 8 Benefit on a Contract Anniversary if you have not received a reset to the 8% Annual Increase during the previous Contract Year. We will make any change to the additional M&E charge for the Lifetime Plus 8 Benefit as of the 60th day after the Contract Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for the Lifetime Plus 8 Benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus 8 Benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive automatic resets to the 8% Annual Increase, but you will keep all previous resets. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU HAVE ACCEPTED THE INCREASE AND WE WILL MAKE THE CHANGE. If you do not decline the increase to the additional M&E charge associated with the Lifetime Plus 8 Benefit, then you continue to be eligible to receive future resets.

NOTE: YOU MUST SPECIFICALLY "OPT OUT" OF FUTURE AUTOMATIC RESETS OF THE 8% ANNUAL INCREASE AT A HIGHER ADDITIONAL M&E CHARGE OTHERWISE WE WILL ASSESS THE HIGHER ADDITIONAL M&E CHARGE.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS APPLY ONLY TO CONTRACTS WITH THE LIFETIME PLUS BENEFIT OR LIFETIME PLUS 8 BENEFIT WHILE THE BENEFIT IS IN EFFECT. BY SELECTING ONE OF THESE BENEFITS, YOU ARE CONSENTING TO HAVE US REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

If you select one of the Lifetime Plus Benefits on or after January 26, 2009:
We restrict your selection of certain Investment Options; we require that you have 100% of your total Contract Value in the Group C Investment Options, and we do not permit you to have any of your Contract Value in the Group A or Group B Investment Options. If you add one of the Lifetime Plus Benefits to your Contract after the Issue Date, we will ask you to reallocate your Contract Value to comply with this restriction. We will not allow you to add one of these benefits to your Contract until you have reallocated your Contract Value to comply with this restriction.

If you selected one of the Lifetime Plus Benefits before January 26, 2009: We restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options as follows. We will only allow you to make allocations and transfers to and from the Group A and Group B Investment Options as long as you do not exceed these limitations.

o YOU CANNOT HAVE MORE THAN 25% OF YOUR TOTAL CONTRACT VALUE IN THE GROUP A INVESTMENT OPTIONS.
o YOU CANNOT HAVE MORE THAN 70% OF YOUR TOTAL CONTRACT VALUE IN BOTH GROUP A AND GROUP B INVESTMENT OPTIONS.
o WE DO NOT LIMIT THE AMOUNT OF CONTRACT VALUE THAT YOU CAN HAVE IN THE GROUP C INVESTMENT OPTIONS.








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
                                                  GROUP A INVESTMENT OPTIONS[(1)]
AZL Columbia Small Cap Value Fund   AZL TargetPLUS Growth Fund
AZL Columbia Technology Fund        AZL TargetPLUS Moderate Fund
AZL Franklin Small Cap Value Fund   AZL Turner Quantitative Small Cap Growth Fund
AZL Fusion Growth Fund              AZL Van Kampen Global Real Estate Fund
AZL OCC Opportunity Fund            Davis VA Financial Portfolio
AZL Schroder Emerging Markets       Franklin Income Securities Fund
Equity Fund                         Franklin Templeton VIP Founding Funds Allocation Fund PIMCO VIT CommodityRealReturn Strategy
AZL Schroder International Small    Portfolio
Cap Fund
AZL Small Cap Stock Index Fund


(1)FOR ANY LIFETIME PLUS BENEFIT ADDED TO YOUR CONTRACT BEFORE JANUARY 26, 2009, THE FOLLOWING FUNDS ARE INCLUDED IN THE GROUP C INVESTMENT OPTIONS AND ARE NOT INCLUDED IN THE GROUP A INVESTMENT OPTIONS: AZL Fusion Growth Fund, AZL TargetPLUS Growth Fund, AZL TargetPLUS Moderate Fund, Franklin Income Securities Fund, and Franklin Templeton VIP Founding Funds Allocation Fund.

                               GROUP B INVESTMENT OPTIONS
AZL AIM International Equity Fund       AZL Oppenheimer Global Fund
AZL BlackRock Capital Appreciation Fund AZL Oppenheimer International Growth Fund
AZL BlackRock Growth Fund               AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL Columbia Mid Cap Value Fund         AZL S&P 500 Index Fund
AZL Davis NY Venture Fund               AZL TargetPLUS Equity Fund
AZL Dreyfus Equity Growth Fund          AZL Van Kampen Comstock Fund
AZL First Trust Target Double Play Fund AZL Van Kampen Global Franchise Fund
AZL International Index Fund            AZL Van Kampen Growth and Income Fund
AZL Jennison 20/20 Focus Fund           AZL Van Kampen Mid Cap Growth Fund
AZL JPMorgan Large Cap Equity Fund      Mutual Global Discovery Securities Fund
AZL JPMorgan U.S. Equity Fund           Mutual Shares Securities Fund
AZL NACM International Fund             OpCap Mid Cap Portfolio
AZL OCC Growth Fund                     Templeton Growth Securities Fund


                                 GROUP C INVESTMENT OPTIONS
AZL Allianz Global Investors Select Fund           BlackRock Global Allocation V.I. Fund
AZL Balanced Index Strategy Fund                   Franklin High Income Securities Fund
AZL Franklin Templeton Founding Strategy Plus Fund Franklin U.S. Government Fund
AZL Fusion Balanced Fund                           Franklin Zero Coupon Fund 2010
AZL Fusion Conservative Fund                       PIMCO VIT All Asset Portfolio
AZL Fusion Moderate Fund                           PIMCO VIT Emerging Markets Bond Portfolio
AZL Moderate Index Strategy Fund                   PIMCO VIT Global Bond Portfolio (Unhedged)
AZL Money Market Fund                              PIMCO VIT Global Multi-Asset Portfolio
AZL TargetPLUS Balanced Fund                       PIMCO VIT High Yield Portfolio
AZL Van Kampen Equity and Income Fund              PIMCO VIT Real Return Portfolio
                                                   PIMCO VIT Total Return Portfolio
                                                   Templeton Global Bond Securities Fund

THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR BENEFIT TERMINATES.

In addition, on each Quarterly Anniversary we will automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Group A or Group B. Keep in mind the transfers of Contract Value between the Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions.








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We will not recategorize the Investment Options currently available under the
Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.


TAXATION OF LIFETIME PLUS PAYMENTS
Lifetime Plus Payments that you receive before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment will most likely be subject to ordinary income tax. In addition, if any Owner is younger than age 59 1/2, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.


TERMINATION OF THE LIFETIME PLUS BENEFIT AND LIFETIME PLUS 8 BENEFIT
BEFORE THE BENEFIT DATE, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day we process your request to remove your selected
  Lifetime Plus Benefit from the Contract (the rider termination date).
o The date of death of all Covered Persons.
o The older Covered Person's 91st birthday.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.

ON AND AFTER THE BENEFIT DATE THAT YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day you take an Excess Withdrawal of the entire Contract
  Value. If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information see section 3, The Annuity Phase.
o For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
o For single Lifetime Plus Payments when the Contract is jointly owned and the Joint Owners are not spouses, the date of death of any Joint Owner.
o For single Lifetime Plus Payments when the Contract is jointly owned by spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse who is also the Covered Person continues the Contract, your benefit will terminate on the date of death of the Covered Person.
o For joint Lifetime Plus Payments, the date of death of both Covered
  Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive the death benefit payout instead of continuing the Contract, then Lifetime Plus Payments will stop and your benefit will terminate as of the end of the Business Day during which we receive in good order at the Service Center, both due proof of death and an election of the death benefit payment option.
o Contract termination.






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11.c OTHER OPTIONAL BENEFITS
QUARTERLY VALUE DEATH BENEFIT
The Quarterly Value Death Benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. It provides a death benefit during the Accumulation Phase based on the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value that occurred on any Quarterly Anniversary before age 91, adjusted for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. The Quarterly Value Death Benefit is only available at issue and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. The Quarterly Value Death Benefit is available with all other optional benefits.

THE DEATH BENEFIT PROVIDED BY THE QUARTERLY VALUE DEATH BENEFIT WILL NEVER BE LESS THAN THE TRADITIONAL DEATH BENEFIT THAT IS AVAILABLE UNDER THE BASE CONTRACT, BUT THEY MAY BE EQUAL. ONCE YOU SELECT THE QUARTERLY VALUE DEATH BENEFIT YOU CANNOT CANCEL IT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE QUARTERLY VALUE DEATH BENEFIT AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.


Under the Quarterly Value Death Benefit the amount of the death benefit will be the greater of 1 or 2.


1.The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death* and an election of the death benefit payment option.
2.The Quarterly Anniversary Value. We determine the Quarterly Anniversary Value as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death* and an election of the death benefit payment option. For more details and examples of how we calculate the Quarterly Anniversary Value, please see Appendix E.

* Please see section 10, Death Benefit for details on what we consider to be due proof of death.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE. WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.

NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS: If you begin receiving Lifetime Plus Payments, then on and after the Benefit Date:
o the Quarterly Anniversary Value under the Quarterly Anniversary Value
  Death Benefit will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal;
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge); and
o the additional M&E charge associated with the Quarterly Value Death
  Benefit will continue as long as the Quarterly Anniversary Value is greater than zero.

THE QUARTERLY VALUE DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.
o Contract termination.

BONUS OPTION
The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options will at least offset the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of all previous Purchase Payments withdrawn. The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. ONCE YOU SELECT THE BONUS OPTION, YOU CANNOT CANCEL IT. THE BONUS OPTION IS AVAILABLE WITH EITHER THE TARGET DATE








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10 BENEFIT OR ONE OF THE LIFETIME PLUS BENEFITS. IT IS NOT AVAILABLE IF YOU
SELECT EITHER THE SHORT WITHDRAWAL CHARGE OPTION OR THE NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.

THE BONUS MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE BONUS OPTION. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE BONUS OPTION AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.


We will credit the bonus to your Contract subject to the following terms.
1)We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge as well as for tax purposes.
2)All gains and losses attributable to the bonus are part of your Contract
  Value.

3)If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

The bonus is not included in any of the guaranteed benefits that are based on Purchase Payments, but it is included in the guaranteed benefits that are based on Contract Value. We pay all bonus amounts from the general account assets of Allianz Life of New York.

Your Contract incurs expenses on the total Contract Value, which includes the bonus. If you cancel your Contract during the free look/right-to-examine period, you will forfeit your bonus. It is possible upon withdrawal, particularly in a declining market and since charges will have been assessed against the Contract Value (which includes the bonus), that you will receive less money back than you would have if you had not received the bonus or had not selected the Bonus Option. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the M&E charge) associated with the Bonus Option.

SHORT WITHDRAWAL CHARGE OPTION
The Short Withdrawal Charge Option is designed for Owners who are concerned with short-term liquidity. This option shortens the withdrawal charge period for your Contract from seven years to four years (for more information, see section 6, Expenses - Withdrawal Charge). The Short Withdrawal Charge Option is only available at issue, it only applies during the Accumulation Phase of the Contract and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. ONCE YOU SELECT THE SHORT WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT. THE SHORT WITHDRAWAL CHARGE OPTION IS AVAILABLE WITH EITHER THE TARGET DATE 10 BENEFIT OR ONE OF THE LIFETIME PLUS BENEFITS. IT IS NOT AVAILABLE IF YOU SELECT EITHER THE BONUS OPTION OR NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.

BECAUSE THE SHORT WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO TAKE A WITHDRAWAL DURING THE FIFTH THROUGH SEVENTH COMPLETE YEARS FOLLOWING OUR RECEIPT OF YOUR PURCHASE PAYMENT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE SHORT WITHDRAWAL CHARGE OPTION AND BE SURE TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.


NO WITHDRAWAL CHARGE OPTION
You can eliminate withdrawal charges under your Contract by selecting the No Withdrawal Charge Option at issue. This option carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. Contracts with the No Withdrawal Charge Option require a higher initial Purchase Payment than all other types of Allianz Vision Contracts ($25,000 rather than $10,000). The No Withdrawal Charge Option is not available if you select either the Bonus Option or Short Withdrawal Charge Option. ONCE YOU SELECT THE NO WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT.

If you select the No Withdrawal Charge Option you must also select either the Target Date 10 Benefit or one of the Lifetime Plus Benefits. If you select the No Withdrawal Charge Option, you may be able to remove one of the Target Date Retirement Benefits or one of the Lifetime Plus Benefits if you can simultaneously replace it with another optional benefit. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the









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availability of the optional benefit. None of the Lifetime Plus Benefits can be replaced after Lifetime Plus Payments have begun. For more information, please see section 11, Selection of Optional Benefits.

NOTE: YOU CANNOT SELECT THE TARGET DATE 10 BENEFIT IF THE OLDER OWNER IS AGE 81 OR OLDER (OR IF THE ANNUITANT IS AGE 81 OR OLDER FOR CONTRACTS OWNED BY A NON-INDIVIDUAL). YOU CANNOT SELECT THE LIFETIME PLUS BENEFIT IF THE SOLE COVERED PERSON IS UNDER AGE 55 (OR THE YOUNGER JOINT COVERED PERSON IS UNDER AGE 60), OR IF ANY COVERED PERSON IS AGE 81 OR OLDER (OR IF THE ANNUITANT IS AGE 81 OR OLDER FOR CONTRACTS OWNED BY A NON-INDIVIDUAL). YOU CANNOT SELECT THE LIFETIME PLUS 8 BENEFIT IF THE OLDER COVERED PERSON IS AGE 81 OR OLDER (OR IF THE ANNUITANT IS AGE 81 OR OLDER FOR CONTRACTS OWNED BY A NON-INDIVIDUAL). THEREFORE, IF YOU ARE UNABLE TO MEET THESE AGE RESTRICTIONS, THE NO WITHDRAWAL CHARGE OPTION WILL NOT BE AVAILABLE TO YOU.

BECAUSE THE NO WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO WITHDRAW A PURCHASE PAYMENT DURING THE FIRST FOUR YEARS AFTER WE RECEIVE IT. ALSO, BECAUSE THE NO WITHDRAWAL CHARGE OPTION REQUIRES YOU TO SELECT AN ADDITIONAL OPTIONAL BENEFIT, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO EXERCISE THIS REQUIRED BENEFIT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE NO WITHDRAWAL CHARGE OPTION, AND TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.


12.OTHER INFORMATION
ALLIANZ LIFE OF NEW YORK
Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York on September 21, 1982. Our address is One Chase Manhattan Plaza, 37[th] Floor, New York, NY 10005-1423. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance. We are licensed to do direct business in six states, including New York and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT
We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities, other than those arising from the Contracts. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. Amounts transferred to our general account will represent seed money invested by us or earned fees and charges. The obligations of the Separate Account are not generalized obligations of Allianz Life of New York. The obligations under the Contracts are obligations of Allianz Life of New York.

DISTRIBUTION
Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third








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party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These payments typically equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We may fund Allianz Life Financial's operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Selling firms and their registered representatives and managers may receive other payments from us for administrative issues and for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:
o marketing services and increased access to registered representatives;
o sales promotions relating to the Contracts;
o costs associated with sales conferences and educational seminars for their registered representatives;
o the cost of client meetings and presentations; and
o other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:
o the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
o the organizational "fit" between the broker/dealer firm and the type of wholesaling and marketing force we operate;
o whether the broker/dealer firm's operational, IT, and support services structure and requirements are compatible with our method of operation;
o whether the broker/dealer firm's product mix is oriented toward our core markets;
o whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;
o the potential return on investment of investing in a particular firm's system;
o our potential ability to obtain a significant level of the market share in the broker/dealer firm's distribution channel;
o the broker/dealer firm's registered representative and customer profiles; and
o the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.








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A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:
o issuance and maintenance of the Contracts,
o maintenance of Owner records,
o processing and mailing of account statements and other mailings to Owners, and
o routine customer service including:
  -  responding to Owner correspondence and inquiries,
  -  processing of Contract changes,
  -  processing withdrawal requests (both partial and total) and
  -  processing annuitization requests.


To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial's ability to perform its obligations.

FINANCIAL STATEMENTS
The financial statements of Allianz Life of New York and the financial statements of the Separate Account have been included in the Statement of Additional Information.






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13.GLOSSARY
This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus.

5% ANNUAL INCREASE - an amount used to determine the Benefit Base under the optional Lifetime Plus Benefit.

8% ANNUAL INCREASE - an amount used to determine the Benefit Base under the optional Lifetime Plus 8 Benefit.


ACCUMULATION PHASE - the period of time before you apply the entire Contract Value to Annuity Payments. Subject to certain restrictions, you can make additional Purchase Payments during this time. The Accumulation Phase may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

ACCUMULATION UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.

ANNUITANT - the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

ANNUITY OPTIONS - the income options available to you under the Contract.

ANNUITY PAYMENTS - payments made by us to the Payee pursuant to the Annuity Option chosen. Annuity Payments may be variable, fixed, or a combination of both variable and fixed.

ANNUITY PHASE - the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

ANNUITY UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Annuity Phase.

BASE CONTRACT - the Contract corresponding to this prospectus that does not include any optional benefits.

BENEFICIARY - unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

BENEFIT ANNIVERSARY - a 12-month anniversary of the Benefit Date under the Lifetime Plus Benefits. If the Benefit Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.


BENEFIT BASE - the amount we use to calculate the initial annual maximum Lifetime Plus Payment under the Lifetime Plus Benefits.


BENEFIT DATE - the date you begin receiving Lifetime Plus Payments under the Lifetime Plus Benefits. This date must be the 1st or 15th of a calendar month.

BENEFIT YEAR - any period of 12 months commencing with the Benefit Date and each Benefit Anniversary thereafter.

BONUS OPTION - an optional benefit that may be available under this Contract for selection at issue. If you select the Bonus Option, you will receive a 6% bonus on Purchase Payments we receive before the older Owner's 81st birthday. The Bonus Option carries an additional M&E charge and a higher and longer withdrawal charge schedule. The bonus amounts are included in the calculation of the portions of any guaranteed benefits that is based on Contract Value, but we do not include the bonus in the portion of any guaranteed benefits that is based on Purchase Payments.

BUSINESS DAY - each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

CONTRACT - the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

CONTRACT ANNIVERSARY - a 12-month anniversary of the Issue Date of your Contract. If the Contract Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.








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CONTRACT VALUE - on any Business Day it is equal to the sum of the values in your selected Investment Options. It does not include amounts applied to Annuity Payments.

CONTRACT YEAR - any period of 12 months commencing on the Issue Date and on each Contract Anniversary thereafter.

COVERED PERSON(S) - the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments under the Lifetime Plus Benefits.

CUMULATIVE WITHDRAWAL - if you take a withdrawal while you are receiving Lifetime Plus Payments, the portion of the withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal. Cumulative Withdrawals are not subject to a withdrawal charge, but they will reduce your Contract Value and Withdrawal Charge Basis on a dollar for dollar basis.

CUMULATIVE WITHDRAWAL BENEFIT - a benefit under the Lifetime Plus Benefits that allows you to control the amount of Lifetime Plus Payments you receive.

CUMULATIVE WITHDRAWAL VALUE - under the Lifetime Plus Benefits, if you take less than the maximum Lifetime Plus Payment that you are entitled to, we add the difference between the maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value. The Cumulative Withdrawal Value is not payable to your Beneficiary upon death.

EXCESS WITHDRAWAL - for Contracts with one of Lifetime Plus Benefits, this is any portion of a withdrawal you take while you are receiving Lifetime Plus Payments that is greater than your Cumulative Withdrawal Value.


FULL ANNUITIZATION - the application of the entire Contract Value to Annuity Payments. YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. Upon Full Annuitization you will no longer have a Contract Value and, therefore, if your Contract includes the Target Date Benefit you will no longer receive any Contract Value increases under that benefit. In addition, the death benefit will terminate and any periodic withdrawal or income payments other than Annuity Payments will stop, with the possible exception of Lifetime Plus Payments.


INCOME DATE - the date we begin making Annuity Payments to the Payee from the Contract. This date must be the first day of a calendar month. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

INCREASE PERIOD - under the Lifetime Plus 8 Benefit, this is the period during which we increase the 8% Annual Increase at a simple interest rate of 2% on each Quarterly Anniversary. The Increase Period starts on the first Quarterly Anniversary after the Increase Start Date and ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or the Benefit Date.

INCREASE START DATE - under the Lifetime Plus 8 Benefit, this is the Contract Anniversary that occurs on or immediately after the sole Covered Person's 60th birthday, or the younger joint Covered Person's 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date.

INVESTMENT OPTIONS - the variable Investment Options available under the Separate Account. You may invest in up to 15 of the Investment Options at any one time.

ISSUE DATE - the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

JOINT OWNERS - two Owners who own a Non-Qualified Contract. We do not allow Joint Owners to take Partial Annuitizations.

LIFETIME PLUS BENEFIT - an optional benefit that may be available under this Contract for selection at or after Contract issue. The Lifetime Plus Benefit is intended to provide a payment stream in the form of partial withdrawals for life, and carries an additional M&E charge.

LIFETIME PLUS 8 BENEFIT - an optional benefit that may be available under this Contract for selection on or after Contract issue. The Lifetime Plus 8 Benefit is intended to provide a payment stream in the form of partial withdrawals for life, and carries an additional M&E charge. In contrast to the Lifetime Plus Benefit, the Benefit Base may be based on an amount that automatically grows Purchase Payments at 2% simple interest each quarter during the Increase Period, and if the Contract Value is greater than this amount on the Quarterly Anniversary, it locks in the Contract Value and grows that amount at 2% simple interest on subsequent Quarterly Anniversaries.








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LIFETIME PLUS PAYMENT - the payment we make to you under one of the Lifetime
Plus Benefits. Lifetime Plus Payments are based on the Benefit Base, the age(s) of the Covered Person(s), and whether you selected single or joint Lifetime Plus Payments.

NON-QUALIFIED CONTRACT - a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

NO WITHDRAWAL CHARGE OPTION - an optional benefit that may be available under this Contract for selection at issue. The No Withdrawal Charge Option eliminates the seven-year withdrawal charge period on the Base Contract. The No Withdrawal Charge Option requires a minimum initial Purchase Payment of $25,000 and carries an additional M&E charge. If you select the No Withdrawal Charge Option you must also select either the Target Date 10 Benefit or one of the Lifetime Plus Benefits.

OWNER - "you," "your" and "yours." The person or entity (or persons or entities if there are Joint Owners) named in the Contract who may exercise all rights granted by the Contract. The Owner is designated at Contract issue.

PARTIAL ANNUITIZATION - the application of only part of the Contract Value to Annuity Payments. If you take a Partial Annuitization, the Accumulation Phase and Annuity Phase of the Contract may occur at the same time. You can take one Partial Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to designate a joint Annuitant.

PAYEE - the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner.

PURCHASE PAYMENT - the money you put in the Contract. If you have a Contract with the Bonus Option, references to Purchase Payments do not include any bonus.

QUALIFIED CONTRACT - a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(k) and H.R. 10 plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we may issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

QUARTERLY ANNIVERSARY VALUE - a calculation used in determining the Quarterly Value Death Benefit and the Benefit Base under the Lifetime Plus Benefits.

QUARTERLY ANNIVERSARY - the day that occurs three, six, and nine calendar months after the Issue Date or on any Contract Anniversary. Quarterly Anniversaries also include Contract Anniversaries. If the Quarterly Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.

QUARTERLY VALUE DEATH BENEFIT - an optional benefit that may be available under this Contract for selection at Contract issue. The Quarterly Value Death Benefit is intended to provide an increased death benefit and it carries an additional M&E charge.

SEPARATE ACCOUNT - Allianz Life of NY Variable Account C is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

SERVICE CENTER - the Allianz Service Center. Our Service Center address and telephone number are listed at the back of this prospectus.

SHORT WITHDRAWAL CHARGE OPTION - an optional benefit that may be available under this Contract for selection at Contract issue. The Short Withdrawal Charge Option shortens the withdrawal charge period on the Base Contract from seven years to four years and it carries an additional M&E charge.


TARGET VALUE - a calculation used in determining whether your Contract will receive a credit on the Target Value Date under one of the Target Date Benefits.

TARGET VALUE DATE - the date on which we may apply a credit to your Contract Value under one of the Target Date Benefits. The Target Value Date will always occur on a Contract Anniversary.









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                                    27, 2009


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                                       82



THE TARGET DATE BENEFITS - There are two versions: (i) the Target Date 10 Benefit, which is currently available on or after January 26, 2009; and (ii) the Target Date Retirement Benefit, which was available before January 26, 2009, but is no longer available. These two versions are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and had a lower additional M&E charge. The Target Date 10 Benefit is an optional benefit available for an additional M&E charge. The benefit is intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point during the Accumulation Phase called the Target Value Date. If you select this benefit we will restrict your ability to make additional Purchase Payments to the first three years after you select the benefit, we will restrict your flexibility in allocating Contract Value among the Investment Options, and we will transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options.

TRADITIONAL DEATH BENEFIT - the death benefit provided by the Base Contract.

WITHDRAWAL CHARGE BASIS - the total amount under your Contract that is subject to a withdrawal charge.



14.TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
ALLIANZ LIFE OF NEW YORK..........2
EXPERTS...........................2
LEGAL OPINIONS....................2
DISTRIBUTOR.......................2
REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE3
FEDERAL TAX STATUS................3
  General.........................3
  Diversification.................4
  Owner Control...................4
  Contracts Owned by Non-Individuals4
  Income Tax Withholding..........5
  Required Distributions..........5
  Qualified Contracts.............6
ANNUITY PROVISIONS................6
  Annuity Units/Calculating Annuity Payments7
MORTALITY AND EXPENSE RISK GUARANTEE7
FINANCIAL STATEMENTS..............7
APPENDIX - CONDENSED FINANCIAL INFORMATION8






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                                    27, 2009


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                                       83





15.PRIVACY AND SECURITY STATEMENT
MARCH 2009

Your privacy is a high priority for Allianz Life(R) of NY. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we gather about you.
ALLIANZ LIFE OF NY DOES NOT SELL YOUR INFORMATION TO ANYONE

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an "opt-in election," an "opt-out election" or an authorization from you. We also do not share your information with any of our affiliated companies, except for the purpose of servicing your policy.


INFORMATION ABOUT YOU THAT ALLIANZ LIFE OF NY COLLECTS


Allianz Life of NY collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:
o From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
o From others, through the process of handling a claim. This may include information from medical or accident reports.
o From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
o From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
o From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.


If you visit one of our websites, we may use "cookies" (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.

INFORMATION ABOUT YOU THAT ALLIANZ LIFE OF NY SHARES

Allianz Life of NY does not share information about current or former customers with anyone, except as "allowed by law." "Allowed by law" means that we may share your information, such as your name, address and policy information, as follows:
o With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.
o With your insurance agent so that they can perform services for you.
o With medical professionals in order to process your claim.
o With a state Department of Insurance in order to examine our records or business practices.
o With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.
o With research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

ALLIANZ LIFE OF NY POLICIES AND PRACTICES REGARDING SECURITY OF YOUR INFORMATION

Allianz Life of NY uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to information about you to those employees who need the information to service your policy. Allianz Life of NY works to ensure that our websites are secure. We use state of the art technology to protect the information that may be shared over these sites.

YOUR ABILITY TO ACCESS AND CORRECT YOUR INFORMATION

You have the right to access and get a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information.








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                                    27, 2009

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

NOTIFICATION OF CHANGE

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes.

FOR MORE INFORMATION OR IF YOU HAVE QUESTIONS


If you have any questions or concerns about our privacy policies or procedures, please call us at 212.586.7733, or write to us at the following address.
  Allianz Life Insurance Company of New York
  Home Office: New York, NY
  Administrative Office
  PO Box 1431
  Minneapolis, MN 55440-1431




                                                            M40018-NY (R-3/2009)







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
                                       85




APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION
This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. Except for the AZL Funds, the PIMCO VIT portfolios, and the Premier VIT OpCap Mid Cap Portfolio, neither the Investment Options nor their advisers are affiliated with Allianz Life. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options' prospectuses for further information regarding the expenses you may expect to pay.


INVESTMENT     MANAGEMENT   RULE  SERVICE  OTHER EXPENSES ACQUIRED   TOTAL ANNUAL OPERATING    AMOUNT OF    TOTAL ANNUAL OPERATING
OPTION            FEES     12B-1    FEES                  FUND FEES     EXPENSES BEFORE       CONTRACTUAL       EXPENSES AFTER
                           FEES*                             AND    CONTRACTUAL FEE WAIVERS   FEE WAIVERS   CONTRACTUAL FEE WAIVERS
                                                          EXPENSES         OR EXPENSE             AND             OR EXPENSE
                                                                         REIMBURSEMENTS      REIMBURSEMENTS     REIMBURSEMENTS
AIM
AZL AIM                .90    .25        -            .20         -                     1.35              -                    1.35
International
Equity
Fund[(1)]
BLACKROCK
AZL BlackRock          .80    .25        -            .14         -                     1.19              -                    1.19
Capital
Appreciation
Fund[(1)]
AZL BlackRock          .85    .25        -            .12         -                     1.22              -                    1.22
Growth
Fund[(1)]
AZL                    .35    .25        -            .10         -                      .70              -                     .70
International
Index
Fund[(1),(4)]
AZL Money              .35    .25        -            .09         -                      .69              -                     .69
Market
Fund[(1)]
BlackRock              .65    .25        -            .13         -                     1.03              -                    1.03
Global
Allocation
V.I. Fund -
Class 3
COLUMBIA
AZL Columbia           .75    .25        -            .12         -                     1.12              -                    1.12
Mid Cap Value
Fund[(1)]
AZL Columbia           .90      -        -            .32         -                     1.22            .12                    1.10
Small Cap
Value Fund -
Class
1[(1),(6),(7)]
AZL Columbia           .90    .25        -            .32         -                     1.47            .12                    1.35
Small Cap
Value Fund -
Class
2[(1),(6)]
AZL Columbia           .81    .25        -            .15         -                     1.21              -                    1.21
Technology
Fund[(1)]
DAVIS
AZL Davis NY           .75      -        -            .10         -                      .85              -                     .85
Venture Fund -
Class
1[(1),(6),(7)]
AZL Davis NY           .75    .25        -            .10         -                     1.10              -                    1.10
Venture Fund -
Class
2[(1),(6)]
Davis VA               .75      -        -            .13         -                      .88              -                     .88
Financial
Portfolio[(5)]
DREYFUS
AZL Dreyfus            .77    .25        -            .07         -                     1.09              -                    1.09
Equity Growth
Fund[(1)]
AZL S&P 500            .17      -        -            .21         -                      .38            .14                     .24
Index Fund -
Class
1[(1),(6),(7)]
AZL S&P 500            .17    .25        -            .21         -                      .63            .14                     .49
Index Fund -
Class
2[(1),(6)]
AZL Small Cap          .26    .25        -            .24         -                      .75            .17                     .58
Stock Index
Fund -
Class 2[(1)]
FIRST TRUST
AZL First              .60    .25        -            .13         -                      .98            .19                     .79
Trust Target
Double Play
Fund[(1)]
FRANKLIN
TEMPLETON
AZL Franklin           .75    .25        -            .10         -                     1.10              -                    1.10
Small Cap
Value
Fund[(1)]
AZL Franklin           .70    .25        -            .25         -                     1.20              -                    1.20
Templeton
Founding
Strategy Plus
Fund - Class
2[(1),(4)]
Franklin High          .57    .25        -            .09         -                      .91              -                     .91
Income
Securites Fund
- Class 2[(3)]
Franklin               .45    .25        -            .02         -                      .72              -                     .72
Income
Securities
Fund - Class
2[(3)]
Franklin               .00    .25        -            .13       .65                     1.03            .03                    1.00
Templeton VIP
Founding Funds
Allocation
Fund - Class
2[(8)]
Franklin U.S.          .49    .25        -            .04         -                      .78              -                     .78
Government
Fund -
Class 2[(3)]







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
                                       86





Franklin Zero Coupon Fund 2010 - Class 1[(3)]                                  .60   -   - .08   -   .68    -   .68
Mutual Global Discovery Securities Fund - Class 2                              .80 .25   - .18   -  1.23    -  1.23
Mutual Shares Securities Fund -                                                .60 .25   - .13   -   .98    -   .98
Class 2
Templeton Global Bond Securities Fund - Class 2[(3)]                           .47 .25   - .11   -   .83    -   .83
Templeton Growth Securities Fund -                                             .74 .25   - .04   -  1.03    -  1.03
Class 2[(3)]
JENNISON
AZL Jennison 20/20 Focus Fund[(1)]                                             .75 .25   - .10   -  1.10    -  1.10
J.P. MORGAN
AZL JPMorgan Large Cap Equity Fund[(1)]                                        .75 .25   - .10   -  1.10    -  1.10
AZL JPMorgan U.S. Equity Fund -                                                .80   -   - .23   -  1.03  .08   .95
Class 1[(1),(6),(7)]
AZL JPMorgan U.S. Equity Fund -                                                .80 .25   - .23   -  1.28  .08  1.20
Class 2[(1),(6)]
NICHOLAS-APPLEGATE
AZL NACM International Fund[(1)]                                               .85 .25   - .35   -  1.45    -  1.45
OPPENHEIMER  CAPITAL
AZL OCC Growth Fund[(1),(4)]                                                   .75 .25   - .20   -  1.20    -  1.20
AZL OCC Opportunity Fund[(1)]                                                  .85 .25   - .14   -  1.24    -  1.24
OpCap Mid Cap Portfolio[(9)]                                                   .80   -   - .18   -   .98    -   .98
OPPENHEIMER FUNDS
AZL Oppenheimer Global Fund -                                                  .90   -   - .22   -  1.12    -  1.12
Class 1[(1),(6),(7)]
AZL Oppenheimer Global Fund -                                                  .90 .25   - .22   -  1.37    -  1.37
Class 2[(1),(6)]
AZL Oppenheimer International                                                  .75 .25   - .17   -  1.17    -  1.17
Growth Fund[(1)]
PIMCO
AZL PIMCO Fundamental IndexPLUS Total Return Fund[(1)]                         .75 .25   - .22   -  1.22  .02  1.20
PIMCO VIT All Asset Portfolio -                                               .425   - .15   - .76 1.335  .02 1.315
Admin. Class[(5),(10),(11)]
PIMCO VIT CommodityRealReturn Strategy Portfolio - Admin. Class[(2),(5),(11)]  .74   - .15 .17 .09  1.15  .09  1.06
PIMCO VIT Emerging Markets Bond Portfolio - Admin. Class[(5)]                  .85   - .15 .13   -  1.13    -  1.13
PIMCO VIT Global Bond Portfolio (Unhedged) - Admin. Class[(5)]                 .75   - .15 .07   -   .97    -   .97
PIMCO VIT Global Multi-Asset Portfolio - Admin. Class[(4)]                     .95   - .15 .09 .66  1.85  .75  1.10
PIMCO VIT High Yield Portfolio -                                               .60   - .15   -   -   .75    -   .75
Admin. Class[(5)]
PIMCO VIT Real Return Portfolio -                                              .50   - .15 .06   -   .71    -   .71
Admin. Class[(5)]
PIMCO VIT Total Return Portfolio -                                             .50   - .15 .23   -   .88    -   .88
Admin. Class[(5)]
SCHRODER
AZL Schroder Emerging Markets Equity Fund[(1)]                                1.23 .25   - .45   -  1.93  .28  1.65
AZL Schroder International Small Cap Fund[(1)]                                1.00 .25   - .28   -  1.53    -  1.53







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
                                       87





TARGETPLUS PORTFOLIOS
AZL TargetPLUS Balanced Fund[(1)]                  .52 .25   - .53   - 1.30 .41  .89
AZL TargetPLUS Equity Fund[(1)]                    .60 .25   - .24   - 1.09 .30  .79
AZL TargetPLUS Growth Fund[(1)]                    .52 .25   - .36   - 1.13 .24  .89
AZL TargetPLUS Moderate Fund[(1)]                  .52 .25   - .44   - 1.21 .32  .89
TURNER
AZL Turner Quantitative Small Cap Growth Fund[(1)] .85 .25   - .14   - 1.24   - 1.24
VAN KAMPEN
AZL Van Kampen Comstock Fund[(1)]                  .73 .25   - .09   - 1.07   - 1.07
AZL Van Kampen Equity and Income Fund[(1)]         .75 .25   - .13   - 1.13   - 1.13
AZL Van Kampen Global Franchise Fund[(1)]          .95 .25   - .14   - 1.34   - 1.34
AZL Van Kampen Global Real Estate Fund[(1)]        .90 .25   - .27   - 1.42 .07 1.35
AZL Van Kampen Growth and Income Fund[(1)]         .76 .25   - .11   - 1.12   - 1.12
AZL Van Kampen Mid Cap Growth Fund[(1)]            .80 .25   - .09   - 1.14   - 1.14

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees, except for those classes of shares that do not pay a 12b-1 fee, as identified by footnote (6).

(1)Allianz Investment Management LLC (AZL), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses to the "after waiver" amount listed above through April 30, 2010. The operating expenses covered by the expense limitation agreement include fees deducted from Investment Option assets such as audit fees and payments to independent trustees, but do not include the operating expenses of other investment companies in which the Investment Option may invest (acquired fund fees and expenses). The Investment Option is authorized to reimburse AZL for management fees previously waived and/or for the cost of other expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the three fiscal years prior to the date of such reimbursement.
(2)PIMCO has contractually agreed to waive the management fee and the administration fee it receives from the Portfolio in an amount equal to the management fee and administration fee paid to PIMCO by the subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the subsidiary is in place.
(3)The Fund administration fee is paid indirectly through the management fee.
(4)The Investment Option commenced operations under this Contract as of April 27, 2009. Therefore, the expenses shown are estimated for the current calendar year.
(5)We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options of other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others, however, the maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options.
(6)The Investment Option has both Class 1 shares and Class 2 shares. Class 2 shares pay a 12b-1 fee of up to 0.25% of its average daily assets. Class 1 shares do not pay a 12b-1 fee.
(7)Not currently available.
(8)The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund, so that common annual operating expenses of the fund do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010. The Fund does not pay management fees but will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' expenses for the fiscal year ended December 31, 2008.
(9)OpCap Advisors has contractually agreed to reduce the total annual portfolio operating expenses to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio's average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2015. Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.





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                                    27, 2009

(10)Acquired fund fees and expenses (underlying fund expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying funds and upon the total annual operating expenses of the institutional class shares of these underlying funds. Acquired fund fees and expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above.
(11) PIMCO has contractually agreed to waive or reduce the advisory fee and/or administration fee. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, does not exceed the annual expense limit. See the Investment Option prospectus for further information.


This table describes, in detail, the annual expenses for each of the AZL Fund of Funds. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the AZL Fund of Funds and the AZL Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the AZL Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

INVESTMENT OPTION MANAGEMENT FEES  RULE  OTHER EXPENSES TOTAL ACQUIRED FUND     TOTAL ANNUAL       AMOUNT OF       TOTAL ANNUAL
                                  12B-1                         FEES AND     OPERATING EXPENSES   CONTRACTUAL   OPERATING EXPENSES
                                  FEES*                       EXPENSES[(2)]  BEFORE CONTRACTUAL   FEE WAIVERS    AFTER CONTRACTUAL
                                                                               FEE WAIVERS OR         AND         FEE WAIVERS OR
                                                                                  EXPENSE        REIMBURSEMENTS       EXPENSE
                                                                               REIMBURSEMENTS                     REIMBURSEMENTS
FUND OF FUNDS
AZL Allianz             .05         -         .15        .20           1.06                 1.26       -                       1.26
Global Investors
Select
Fund[(1),(3)]
AZL Balanced            .05         -         .15        .20            .63                  .83       -                        .83
Index Strategy
Fund[(1),(3)]
AZL Fusion              .20         -         .04        .24           1.25                 1.49       -                       1.49
Balanced
Fund[(1),(4)]
AZL Fusion              .20         -         .20        .40            .91                 1.31      .05                      1.26
Conservative
Fund[(1),(3),(4)]
AZL Fusion Growth       .20         -         .03        .23           1.36                 1.59       -                       1.59
Fund[(1),(4)]
AZL Fusion              .20         -         .04        .24           1.29                 1.53       -                       1.53
Moderate
Fund[(1),(4)]
AZL Moderate            .05         -         .15        .20            .61                  .81       -                        .81
Index Strategy
Fund[(1),(3)]

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees.
(1)Allianz Investment Management LLC (AZL), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses (excluding certain fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.35% for the AZL Fusion Conservative Fund, 0.30% for the other three Fusion Funds, and 0.20% for the AZL Allianz Global Investors Select Fund, AZL Balanced Index Strategy Fund, and the AZL Moderate Index Strategy Fund, through at least April 30, 2010. The operating expenses covered by the expense limitation include fees deducted from fund assets such as audit fees and payments to outside trustees, but do not include the operating expenses of other investment companies in which the funds may invest (acquired fund fees and expenses). Acquired fund fees and expenses are incurred indirectly by the Investment Option(s) through the Investment Option's investment in permitted underlying funds. Accordingly, acquired fees and expenses affect the Investment Option's total returns. The Investment Option is authorized to reimburse AZL for fees previously waived and/or for the cost of other expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. AZL may request and receive reimbursement of fees waived or limited and other reimbursements made by AZL. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the three fiscal years prior to the date of such reimbursement.
(2)Persons with Contract Value allocated to the AZL Fund of Funds will also indirectly pay the expenses of the underlying funds. The underlying fund fees and expenses are an estimate. These expenses will vary, depending upon the allocation of assets to individual underlying funds. In addition, it can be expected that underlying funds may be added or deleted as investments, with a resulting change in expenses. The investment advisers to the underlying funds or their affiliates may pay "service fees" to Allianz Life or its affiliates for providing customer service and other administrative services to Contract purchasers. The amount of such fees may vary by underlying fund. The underlying funds may also pay Rule 12b-1 distribution fees to the distributor of the Contracts. The underlying funds do not pay service fees or 12b-1 fees to the AZL Fund of Funds and the AZL Fund of Funds do not pay service fees or 12b-1 fees.
(3)The Investment Option commenced operations under this Contract as of April 27, 2009. Therefore the expenses shown are estimated for the current calendar year.
(4)Effective December 1, 2008, (effective April 27, 2009, for AZL Fusion Conservative Fund) the Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.15% through April 30, 2010. If this voluntary fee reduction were reflected in the table, the net annual operating expenses would be lower.





 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

APPENDIX B - CONDENSED FINANCIAL INFORMATION
The consolidated financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C may be found in the Statement of Additional Information.

As of the end of the most recent fiscal year, ended December 31, 2008, no Contracts with the highest M&E charge currently offered by this prospectus had been sold. Therefore, we have not provided any condensed financial information for these Contracts. However, Accumulation Unit Values (AUVs) for the highest and lowest M&E charges for Contracts that were available as of December 31, 2008 are listed in the table below. You can find AUV information corresponding to the additional combinations of charges for Contracts that were available as of December 31, 2008 in the appendix to the Statement of Additional Information.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information. The Statement of Additional Information is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.

* KEY TO BENEFIT OPTION                                                                                                  M&E CHARGES
Allianz Vision New York - Base Contracts                                                                                    1.40%
Allianz Vision New York - Base Contracts with the Quarterly Value Death Benefit, Bonus Option, and joint Lifetime Plus      3.15%
Payments under the Lifetime Plus 8 Benefit, before payments begin

The following Investment Options commenced operations under this Contract after December 31, 2008. Therefore, no AUV information is shown for them: AZL Allianz Global Investors Select Fund; AZL Balanced Index Strategy Fund; AZL[ ]Franklin Templeton Founding Strategy Plus Fund; AZL Fusion Conservative Fund; AZL International Index Fund; AZL Moderate Index Strategy Fund; AZL OCC Growth Fund; and PIMCO VIT Global Multi-Asset Portfolio.


 (Number of Accumulation Units in thousands)


                                                Number of
                                      AUV      Accumulation
              Period                  at          Units
              or         AUV at       End      Outstanding
 Benefit      Year       Beginning    of        at End of
 Option *     Ended      of Period    Period     Period
------------ ---------- ------------ -------- --------------
------------------------------------------------------------
Investment Option
------------------------------------------------------------
AZL AIM International Equity Fund
1.40%
        12/31/2007        N/A     19.830            0
        12/31/2008     19.830     11.438           20
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     10.176            0
AZL BlackRock Capital Appreciation Fund
1.40%
        12/31/2007        N/A     13.110            4
        12/31/2008     13.110      8.225           14
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.714            0
AZL BlackRock Growth Fund
1.40%
        12/31/2007        N/A     13.354            8
        12/31/2008     13.354      5.175           68
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.604            0
AZL Columbia Mid Cap Value Fund
1.40%
        12/31/2007        N/A     10.319            1
        12/31/2008     10.319      4.869           12
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.646            0


AZL Columbia Small Cap Value Fund
1.40%
        12/31/2007        N/A     12.439            0
        12/31/2008     12.439      8.330            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.676            0
AZL Columbia Technology Fund
1.40%
        12/31/2007        N/A     10.014            4
        12/31/2008     10.014      4.874           10
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.300            0
AZL Davis NY Venture Fund
1.40%
        12/31/2007        N/A     13.555            6
        12/31/2008     13.555      7.952           26
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.015            0
AZL Dreyfus Equity Growth Fund
1.40%
        12/31/2007        N/A     11.526            1
        12/31/2008     11.526      6.634           11
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.852            0



 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

AZL First Trust Target Double Play Fund
1.40%
        12/31/2007        N/A     10.609            0
        12/31/2008     10.609      4.848           12
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.686            0
AZL Franklin Small Cap Value Fund
1.40%
        12/31/2007        N/A     17.485            3
        12/31/2008     17.485     11.426           13
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     10.345            0
AZL Fusion Balanced Fund
1.40%
        12/31/2007        N/A     12.121            0
        12/31/2008     12.121      8.672           63
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.132            0
AZL Fusion Growth Fund
1.40%
        12/31/2007        N/A     12.813           15
        12/31/2008     12.813      7.715           81
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.235            0
AZL Fusion Moderate Fund
1.40%
        12/31/2007        N/A     12.396            9
        12/31/2008     12.396      8.219           32
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.708            0
AZL Jennison 20/20 Focus Fund
1.40%
        12/31/2007        N/A     14.871            0
        12/31/2008     14.871      8.782           14
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.236            0
AZL JPMorgan Large Cap Equity Fund
1.40%
        12/31/2007        N/A     11.662            0
        12/31/2008     11.662      5.187            0
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.576            0
AZL JPMorgan U.S. Equity Fund
1.40%
        12/31/2007        N/A     12.939            3
        12/31/2008     12.939      7.824            8
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.210            0


AZL Money Market Fund
1.40%
        12/31/2007        N/A     11.125            9
        12/31/2008     11.125     11.238           51
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.613           11
AZL NACM International Fund
1.40%
        12/31/2007        N/A      9.471            4
        12/31/2008      9.471      5.145           16
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.996            0
AZL OCC Opportunity Fund
1.40%
        12/31/2007        N/A     16.672            0
        12/31/2008     16.672      8.688            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.729            0
AZL Oppenheimer Global Fund
1.40%
        12/31/2007        N/A     15.236            2
        12/31/2008     15.236      8.856           16
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.161            0
AZL Oppenheimer International Growth Fund
1.40%
        12/31/2007        N/A     20.503            9
        12/31/2008     20.503     11.293           33
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.962            0
AZL PIMCO Fundamental IndexPLUS Total Return Fund
1.40%
        12/31/2007        N/A     11.654            0
        12/31/2008     11.654      6.796            0
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.486            0
AZL S&P 500 Index Fund
1.40%
        12/31/2007        N/A      9.882            5
        12/31/2008      9.882      6.079           27
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.903            0
AZL Schroder Emerging Markets Equity Fund
1.40%
        12/31/2007        N/A     13.455           10
        12/31/2008     13.455      6.384           43
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.092            0




 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

AZL Schroder International Small Cap Fund
1.40%
        12/31/2007        N/A      9.243            3
        12/31/2008      9.243      4.960           19
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.817            0
AZL Small Cap Stock Index Fund
1.40%
        12/31/2007        N/A      9.329            7
        12/31/2008      9.329      6.353           20
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.169            0
AZL TargetPLUS Balanced Fund
1.40%
        12/31/2007        N/A     10.116            1
        12/31/2008     10.116      7.541           21
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.323            0
AZL TargetPLUS Equity Fund
1.40%
        12/31/2007        N/A     10.524            0
        12/31/2008     10.524      5.342           16
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.168            0
AZL TargetPLUS Growth Fund
1.40%
        12/31/2007        N/A      9.939            0
        12/31/2008      9.939      5.942           19
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.770            0
AZL TargetPLUS Moderate Fund
1.40%
        12/31/2007        N/A     10.080            1
        12/31/2008     10.080      6.722           14
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.528            0
AZL Turner Quantitative Small Cap Growth Fund
1.40%
        12/31/2007        N/A     12.772            0
        12/31/2008     12.772      7.135            2
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.691            0
AZL Van Kampen Comstock Fund
1.40%
        12/31/2007        N/A     12.386            0
        12/31/2008     12.386      7.794            0
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.814            0


AZL Van Kampen Equity and Income Fund
1.40%
        12/31/2007        N/A     12.832            0
        12/31/2008     12.832      9.627            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.871            0
AZL Van Kampen Global Franchise Fund
1.40%
        12/31/2007        N/A     19.359            1
        12/31/2008     19.359     13.637            5
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     12.347            0
AZL Van Kampen Global Real Estate Fund
1.40%
        12/31/2007        N/A     10.852            2
        12/31/2008     10.852      5.796            4
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.531            0
AZL Van Kampen Growth and Income Fund
1.40%
        12/31/2007        N/A     14.291            2
        12/31/2008     14.291      9.462           14
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.272            0
AZL Van Kampen Mid Cap Growth Fund
1.40%
        12/31/2007        N/A     16.193            3
        12/31/2008     16.193      8.220           23
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.187            0
BlackRock Global Allocation V.I. Fund
1.40%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.919           21
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     12.590            0
Davis VA Financial Portfolio
1.40%
        12/31/2007        N/A     15.832            0
        12/31/2008     15.832      8.373            8
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.163            0
Franklin High Income Securities Fund
1.40%
        12/31/2007        N/A     25.387            0
        12/31/2008     25.387     19.180            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     13.527            0




 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

Franklin Income Securities Fund
1.40%
        12/31/2007        N/A     48.490            5
        12/31/2008     48.490     33.635           18
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     23.722            0
Franklin Templeton VIP Founding Funds Allocation Fund
1.40%
        12/31/2007        N/A      9.246           37
        12/31/2008      9.246      5.847          142
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.695            0
Franklin U.S. Government Fund
1.40%
        12/31/2007        N/A     26.205            1
        12/31/2008     26.205     27.800            2
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     19.653            0
Franklin Zero Coupon Fund 2010
1.40%
        12/31/2007        N/A     39.978            0
        12/31/2008     39.978     42.376            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     29.958            0
Mutual Global Discovery Securities Fund
1.40%
        12/31/2007        N/A     29.830            1
        12/31/2008     29.830     21.045           15
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     17.011            0
Mutual Shares Securities Fund
1.40%
        12/31/2007        N/A     24.148            6
        12/31/2008     24.148     14.975           27
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     12.105            0
OpCap Mid Cap Portfolio
1.40%
        12/31/2007        N/A     10.583            3
        12/31/2008     10.583      6.087           15
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.808            0
PIMCO VIT All Asset Portfolio
1.40%
        12/31/2007        N/A     12.953            0
        12/31/2008     12.953     10.749            2
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.904            0



PIMCO VIT CommodityRealReturn Strategy Portfolio
1.40%
        12/31/2007        N/A     12.816            1
        12/31/2008     12.816      7.103            7
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.661            0
PIMCO VIT Emerging Markets Bond Portfolio
1.40%
        12/31/2007        N/A     12.287            0
        12/31/2008     12.287     10.347            2
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.702            0
PIMCO VIT Global Bond Portfolio (Unhedged)
1.40%
        12/31/2007        N/A     10.440            2
        12/31/2008     10.440     10.208            5
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.572            0
PIMCO VIT High Yield Portfolio
1.40%
        12/31/2007        N/A     14.297            0
        12/31/2008     14.297     10.779            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.221            0
PIMCO VIT Real Return Portfolio
1.40%
        12/31/2007        N/A     12.324            0
        12/31/2008     12.324     11.295           10
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     10.227            0
PIMCO VIT Total Return Portfolio
1.40%
        12/31/2007        N/A     14.986            0
        12/31/2008     14.986     15.486           25
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     13.247            0
Templeton Global Bond Securities Fund
1.40%
        12/31/2007        N/A     32.376            2
        12/31/2008     32.376     33.906            8
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     23.914            0
Templeton Growth Securities Fund
1.40%
        12/31/2007        N/A     29.538            6
        12/31/2008     29.538     16.799           16
3.15%
        12/31/2007        N/A        N/A          N/A
    12/31/2008 N/A12.963   0





 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

APPENDIX C - TARGET VALUE CALCULATION AND EXAMPLES
If your Contract includes one of the Target Date Benefits, we will calculate the Target Value until the benefit terminates and you can only make additional Purchase Payments to the Contract for the first three years after the rider effective date. If your Contract includes the Bonus Option, the bonus will not be included in the portions of the Target Value that are based on Purchase Payments.

CALCULATING THE TARGET VALUE UNDER THE TARGET DATE BENEFITS

If the rider effective date is the Issue Date, the Target Value on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Target Value on the rider effective date is equal to the Contract Value on that date.

On each Business Day, we increase the Target Value by the amount of any additional Purchase Payments received that day, and we reduce the Target Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary, we process any increase or decrease to the Target Value due to a Purchase Payment received that day or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Contract Anniversary, the Target Value is equal to the greater of its value on the immediately preceding Business Day or the Contract Value as of that Contract Anniversary.

WHILE ONE OF THE TARGET DATE BENEFITS APPLIES TO YOUR CONTRACT, ANY WITHDRAWALS TAKEN AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE TARGET VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Target Value, we will deduct more than the amount withdrawn and/or annuitized from the Target Value.

EXAMPLES OF THE TARGET VALUE CALCULATIONS
This example shows how we calculate the Target Value under the Target Date 10 Benefit.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Target Date 10 Benefit at issue and you also select the earliest possible Target Value Date, which is the 10th Contract Anniversary. You make no additional Purchase Payments.

                           CONTRACT VALUE TARGET VALUE
 On the Issue Date            $100,000      $100,000
 1st Contract Anniversary     $108,000      $108,000
 2nd Contract Anniversary     $110,000      $110,000
 3rd Contract Anniversary     $102,000      $110,000
 4th Contract Anniversary     $104,000      $110,000
 5th Contract Anniversary     $109,000      $110,000
 6th Contract Anniversary     $115,000      $115,000
 7th Contract Anniversary     $131,000      $131,000
 9th Contract Anniversary     $129,000      $131,000
 10th Contract Anniversary    $137,000      $137,000
 11th Contract Anniversary    $126,000      $137,000
 BEFORE A CREDIT
 11th Contract Anniversary    $137,000      $137,000
 AFTER A CREDIT

o On the Issue Date, the Target Value is equal to the total Purchase
  Payment ($100,000).
o At the first Contract Anniversary the Contract Value had increased to $108,000, which is greater than the previous Target Value ($100,000), so the Target Value was increased to equal the Contract Value. The Target Value also increased on the second Contract Anniversary because the Contract Value ($110,000) was greater than the previous Target Value ($108,000).




 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

o At the third Contract Anniversary, the Contract Value had decreased to $102,000, which is less than the previous Target Value ($110,000), so the Target Value was not increased. On the fourth and fifth Contract Anniversaries, the Contract Value was also less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $110,000.
o At the sixth Contract Anniversary the Contract Value had increased to $115,000, which is greater than the previous Target Value ($110,000), so the Target Value was increased to equal the Contract Value.
o At the seventh Contract Anniversary, the Contract Value had increased to $131,000, which is greater than the previous Target Value ($115,000), so the Target Value was increased to equal the Contract Value.
o At the eighth and ninth Contract Anniversaries, the Contract Value was less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $131,000.
o At the tenth Contract Anniversary the Contract Value had increased to $137,000, which is greater than the previous Target Value ($131,000), so the Target Value was increased to equal the Contract Value. The tenth Contract Anniversary is also the initial Target Value Date. Because the Contract Value on the initial Target Value Date was greater than the Target Value, there was no credit on the tenth Contract Anniversary.
o At the eleventh Contract Anniversary, the Contract Value had decreased to $126,000, which is less than the previous Target Value ($137,000), so the Target Value was not increased. The eleventh Contract Anniversary is also the second Target Value Date. Because the Contract Value on the second Target Value Date was less than the Target Value, there was a credit of $11,000 to the Contract Value on the eleventh Contract Anniversary.

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE TARGET VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal of $9,000 (including the withdrawal charge) in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $109,000.


  The Target Value will be adjusted for the partial withdrawal as follows:
     The previous Target Value...................................$108,000.00
     Reduced proportionately by the percentage of Contract Value
       withdrawn ($9,000 / $109,000) =  0.08257 x $108,000 =     -  8,917.56
  The Target Value after the partial withdrawal.................$  99,082.44
o This Target Value will remain in effect until at least the next Contract Anniversary unless you take another partial withdrawal.



APPENDIX D - INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND
   QUARTERLY REBALANCING


If your Contract includes one of the Target Date Benefits, we divide your Investment Options into the following four groups. Allianz Life determines the composition of the Investment Option groups. We will not recategorize the groups to which we assigned the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. WHEN AN INVESTMENT OPTION IS CLOSED OR SUBSTITUTED WITHIN ANY OF THE INVESTMENT OPTION GROUPS, WE WILL SEND WRITTEN NOTICE REGARDING THE CLOSING OR SUBSTITUTION 30 DAYS PRIOR TO THE EFFECTIVE DATE OF THE CLOSING OR SUBSTITUTION.









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

                                                              TABLE 1
                                                  GROUP A INVESTMENT OPTIONS[(1)]
AZL Columbia Small Cap Value Fund   AZL TargetPLUS Growth Fund
AZL Columbia Technology Fund        AZL TargetPLUS Moderate Fund
AZL Franklin Small Cap Value Fund   AZL Turner Quantitative Small Cap Growth Fund
AZL Fusion Growth Fund              AZL Van Kampen Global Real Estate Fund
AZL OCC Opportunity Fund            Davis VA Financial Portfolio
AZL Schroder Emerging Markets       Franklin Income Securities Fund
Equity Fund                         Franklin Templeton VIP Founding Funds Allocation Fund PIMCO VIT CommodityRealReturn Strategy
AZL Schroder International Small    Portfolio
Cap Fund
AZL Small Cap Stock Index Fund

(1)IF YOU ADDED THE TARGET DATE RETIREMENT BENEFIT TO YOUR CONTRACT BEFORE JANUARY 26, 2009: AZL Fusion Growth Fund, AZL TargetPLUS Growth Fund, AZL TargetPLUS Moderate Fund, and Franklin Templeton VIP Founding Funds Allocation Fund are included in the Group X Investment Options instead of in the Group A Investment Options; and Franklin Income Securities Fund is included in the Group Y Investment Options instead of in the Group A Investment Options.

                                     GROUP B INVESTMENT OPTIONS
AZL AIM International Equity Fund                  AZL OCC Growth Fund
AZL BlackRock Capital Appreciation Fund            AZL Oppenheimer Global Fund
AZL BlackRock Growth Fund                          AZL Oppenheimer International Growth Fund
AZL Columbia Mid Cap Value Fund                    AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL Davis NY Venture Fund                          AZL TargetPLUS Equity Fund
AZL Dreyfus Equity Growth Fund                     AZL Van Kampen Comstock Fund
AZL S&P 500 Index Fund                             AZL Van Kampen Global Franchise Fund
AZL First Trust Target Double Play Fund            AZL Van Kampen Growth and Income Fund
AZL International Index Fund                       AZL Van Kampen Mid Cap Growth Fund
AZL Jennison 20/20 Focus Fund                      Mutual Global Discovery Securities Fund
AZL JPMorgan Large Cap Equity Fund                 Mutual Shares Securities Fund
AZL JPMorgan U.S. Equity Fund                      OpCap Mid Cap Portfolio
AZL NACM International Fund                        Templeton Growth Securities Fund
            GROUP X INVESTMENT OPTIONS                        GROUP Y INVESTMENT OPTIONS
AZL Allianz Global Investors Select Fund           AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund AZL Fusion Balanced Fund
AZL Fusion Moderate Fund                           AZL Fusion Conservative Fund
AZL Moderate Index Strategy Fund                   AZL Money Market Fund
AZL Van Kampen Equity and Income Fund              AZL TargetPLUS Balanced Fund
BlackRock Global Allocation V.I. Fund              Franklin High Income Securities Fund
PIMCO VIT Global Multi-Asset Portfolio             Franklin U.S. Government Fund
                                                   Franklin Zero Coupon Fund 2010
                                                   PIMCO VIT All Asset Portfolio
                                                   PIMCO VIT Emerging Markets Bond Portfolio
                                                   PIMCO VIT Global Bond Portfolio (Unhedged)
                                                   PIMCO VIT High Yield Portfolio
                                                   PIMCO VIT Real Return Portfolio
                                                   PIMCO VIT Total Return Portfolio
                                                   Templeton Global Bond Securities Fund













 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

If your Contract includes one of the Target Date Benefits, we will restrict your allocations to the Investment Option groups. The maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows.


                                                             TABLE 2
                                     MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE COMBINED INVESTMENT OPTION GROUPS A, B AND X
                                                  BASED ON THE NUMBER OF YEARS* TO THE INITIAL TARGET VALUE DATE
                                                AND THE COMPARISON OF CONTRACT VALUE (CV) TO THE TARGET VALUE (TV)
NUMBER OF YEARS* TO THE INITIAL CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV = CV
       TARGET VALUE DATE        94%+   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%   10%   4%   <
                                of TV to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to < 4%
                                       94%   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%  10%  of
                                      of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV  of  TV
                                                                                                                           TV
              28+                95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  95%
              27                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  90%
              26                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  90%  85%
              25                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%  85%  80%
              24                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%  80%  75%
              23                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%  75%  70%
              22                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%  70%  65%
              21                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%  65%  60%
              20                 95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%  60%  55%
              19                 95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%  55%  50%
              18                 95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%  50%  45%
              17                 95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%  45%  40%
              16                 95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%  40%  35%
              15                 95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%  35%  35%
              14                 95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%  35%  35%
              13                 95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%  35%  35%
              12                 95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%  35%  35%
              11                 90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%  35%  35%
              10                 85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%  35%  35%
               9                 80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%  35%  35%
               8                 75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               7                 70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               6                 65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               5                 60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               4                 55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               3                 50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               2                 45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               1                 40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
 INITIAL TARGET VALUE DATE AND   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
            BEYOND

* We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete Contract Years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight years from the initial Target Value Date.







 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

The maximum allowed allocation of Contract Value for Investment Option Group A and minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allowed allocation for the combined Groups A, B and X as follows.

                                                              TABLE 3
WHEN THE MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE   THEN THE MAXIMUM % OF CONTRACT VALUE     AND THE MINIMUM % OF CONTRACT VALUE
                      COMBINED                                     ALLOWED IN                              REQUIRED IN
                   GROUPS A, B AND X IS...                          GROUP A IS...                           GROUP Y IS...
                        95%                                            30%                                      5%
                        90%                                            30%                                     10%
                        85%                                            25%                                     15%
                        80%                                            25%                                     20%
                        75%                                            20%                                     25%
                        70%                                            20%                                     30%
                        65%                                            15%                                     35%
                        60%                                            15%                                     40%
                        55%                                            10%                                     45%
                        50%                                            10%                                     50%
                        45%                                             5%                                     55%
                        40%                                             5%                                     60%
                        35%                                             5%                                     65%

We will automatically rebalance your Contract Value in each of the Investment Options on each Quarterly Anniversary until the rider termination date. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. If you choose to allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

On each Quarterly Anniversary we determine the allocation of Contract Value to your selected Investment Options as follows. First we establish the maximum allowable allocation for each Investment Option group. Then we compute the required allocation for each Investment Option group, which is your allocation instructions adjusted downward if necessary to match the maximum allowable allocation. Lastly we will rebalance the Contract Value in your selected Investment Options according to the required allocations.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

COMBINED GROUPS A, B AND X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary is the lesser of: a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary; or b) the maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this appendix). Table 2 compares the length of time until the initial Target Value Date and the comparison of the current Contract Value to the current Target Value.


GROUPS A AND Y. We then use Table 3 (which appears earlier in this appendix) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.


COMBINED GROUPS B AND X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next in this appendix. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.


We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.








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                                    27, 2009

We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations, but if they do not comply with the current maximum allowable allocations, we will instead allocate any additional Purchase Payments according to the current required allocation as discussed next in this appendix.


NOTE: UNLESS THE MAXIMUM ALLOWABLE ALLOCATION FOR THE COMBINED GROUPS A, B, AND X CHANGES, THE MAXIMUM ALLOWABLE ALLOCATION FOR GROUP A, AND THE MINIMUM REQUIRED ALLOCATION FOR GROUP Y, WILL NOT CHANGE.

DETERMINING THE REQUIRED GROUP ALLOCATION

YOUR SELECTED ALLOCATIONS COMPLY WITH THE NEW MAXIMUM ALLOWABLE AND NEW MINIMUM REQUIRED ALLOCATIONS. If your selected allocations for Group A, AND the combined Groups B and X, are less than or equal to the new maximum allowable allocations for these groups, the required allocations for the Investment Option groups will be equal to your selected allocations.


YOUR SELECTED ALLOCATION FOR GROUP A COMPLIES WITH THE NEW MAXIMUM ALLOWABLE ALLOCATION, BUT YOUR SELECTED ALLOCATION FOR THE COMBINED GROUPS B AND X EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION. If your selected allocation for Group A is less than or equal to the new maximum allowable allocation for this group, the required allocation of Contract Value for Group A will be equal to your selected allocation. If your selected allocation for the combined Groups B and X is greater than the new maximum allowable allocation for these groups, then we will decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take the excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation) and apply it to Group Y.

YOUR SELECTED ALLOCATION FOR GROUP A EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION AND THERE MAY BE A CHANGE IN THE REQUIRED ALLOCATION FOR THE COMBINED GROUPS B AND X. If your selected allocation for Group A is greater than the new maximum allowable allocation for this group, then we will decrease the required allocation for Group A to equal the new maximum allowable allocation. We will then take the excess allocation from Group A (your selected allocation minus the new maximum allowable allocation) and rebalance it as follows.
  a) If your selected allocation for the combined Groups B and X is less than the new maximum allowable allocation for these groups, the new required allocation will be equal to your selected allocation for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We will then apply any remaining excess allocation from Group A to Group Y.
  b) If your selected allocation for the combined Groups B and X is greater than or equal to the new maximum allowable allocation for these groups, then we will decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take any excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for Groups B and
X. We will then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option group.


NOTE: WE WILL NEVER REALLOCATE MORE CONTRACT VALUE TO GROUP A THAN YOUR SELECTED ALLOCATION INSTRUCTIONS SPECIFY. HOWEVER, WE MAY REALLOCATE MORE CONTRACT VALUE TO THE COMBINED GROUPS B AND X THAN YOUR ALLOCATION INSTRUCTIONS SPECIFY IF WE REMOVE EXCESS CONTRACT VALUE FROM GROUP A.

REBALANCING CALCULATION WITHIN THE INVESTMENT OPTION GROUPS
Within the Investment Option groups, the rebalancing calculation formula is:
  a x (b / c)
  where:
     a =The required group allocation on the current Quarterly Anniversary.
     b =The required allocation for each Investment Option as of the Business
       Day immediately preceding the current Quarterly Anniversary.
     c =The required group allocation as of the Business Day immediately preceding the current Quarterly Anniversary.








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                                    27, 2009

Because the allocation to each Investment Option must be a whole number, we will round your required allocation to the nearest whole percentage. Transfers of Contract Value between Investment Options will not change the current required allocation for each Investment Option. In order to change the current required allocation when you make a transfer, you must also change your future allocation instructions (see section 2, Purchase - Allocation of Purchase Payments). Any change you make to your future allocation instructions must comply with the current maximum allowable allocations. We will then treat your future allocation instructions as your required allocation until the earlier of the next Quarterly Anniversary, or the Business Day we process any new allocation instructions.


NOTE:

o IT IS POSSIBLE THAT WE MAY MOVE ALL OF YOUR CONTRACT VALUE OUT OF ONE OR
  MORE OR YOUR SELECTED INVESTMENT OPTIONS DUE TO THE PASSAGE OF TIME AND/OR AS CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU WILL BE NOTIFIED BY TRANSACTION CONFIRMATION OF ANY CHANGE TO YOUR SELECTED ALLOCATION IN THE INVESTMENT OPTION GROUPS. IN ORDER TO CHANGE YOUR SELECTED INVESTMENT OPTION ALLOCATION AFTER NOTIFICATION, YOU MUST CHANGE YOUR ALLOCATION INSTRUCTIONS. YOUR NEW ALLOCATION INSTRUCTIONS ARE SUBJECT TO THE CURRENT INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS.
o UNLESS YOU RESET THE INITIAL TARGET VALUE DATE, THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN GROUP A, AND THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X WILL NEVER INCREASE, REGARDLESS OF CONTRACT VALUE PERFORMANCE.
o IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE
  TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER REALLOCATIONS OF YOUR CONTRACT VALUE IN THESE GROUPS DUE TO THE PASSAGE OF TIME AND/OR AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU CAN NEVER ALLOCATE MORE THAN 30% OF YOUR CONTRACT VALUE TO
  INVESTMENT OPTION GROUP A, OR MORE THAN 95% OF YOUR CONTRACT VALUE TO INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o WE CANNOT REQUIRE YOU TO HAVE LESS THAN 5% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION GROUP A, NOR CAN WE REQUIRE YOU TO HAVE LESS THAN 35% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o INVESTMENT OPTION GROUP Y HAS NO MAXIMUM LIMIT ON THE PERCENTAGE OF
  CONTRACT VALUE YOU CAN ALLOCATE TO IT.
o THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN
  DECREASE AS THE NUMBER OF YEARS UNTIL THE INITIAL TARGET VALUE DATE DECREASES AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. WE LIMIT THE AMOUNT BY WHICH THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN DECREASE IN ANY TWELVE-MONTH PERIOD. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.

EXAMPLES OF QUARTERLY REBALANCING
This example shows how we apply quarterly rebalancing under the Target Date 10 Benefit. We are demonstrating significant losses in your Contract Value in order to illustrate the most possible changes over a short period of time. This may not be an accurate reflection of your actual performance.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Target Date 10 Benefit at issue and you select the twelfth Contract Anniversary as your initial Target Value Date. Your initial Target Value is equal to your initial Purchase Payment of $100,000. You make no additional Purchase Payments, withdrawals, or transfers and you do not change your selected allocations after the Issue Date.
o On the Issue Date, you have twelve complete Contract Years until the initial Target Value Date, and the Contract Value is equal to the Target Value. On the Issue Date, the maximum allowable allocation of Contract Value to the Investment Options in Group A is 30%, and to the combined Groups A, B, and X it is 95%. The minimum required allocation for Group Y is 5% of Contract Value. You choose to allocate 75% of your Contract Value to the combined Groups A, B and X (with 25% to Group A, and 50% to the combined Groups B and
  X) and 25% of your Contract Value to Group Y. You allocate your Contract Value to the Investment Options as follows.








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

                    INVESTMENT OPTION GROUP        CONTRACT VALUE ALLOCATED TO EACH INVESTMENT OPTION
Investment Option 1            A                                   15%
Investment Option 2            A                                   10%
Investment Option 3            B                                   20%
Investment Option 4            B                                   15%
Investment Option 5            X                                   15%
Investment Option 6            Y                                   25%

o During the first two Contract Years you experience the following performance.

QUARTERLY   CONTRACT   TARGET  CONTRACT   YEARS   MAXIMUM ALLOWED NEW MAXIMUM    NEW MAXIMUM      REQUIRED    REQUIRED    REQUIRED
ANNIVERSARY   VALUE    VALUE   VALUE AS   UNTIL         IN         ALLOWABLE      ALLOWABLE      ALLOCATION  ALLOCATION  ALLOCATION
                                A % OF   INITIAL  COMBINEDGROUPS  ALLOCATION    ALLOCATION FOR       FOR         FOR         FOR
                                TARGET    TARGET  A, B AND X PER      FOR          GROUP A         GROUP A    COMBINED     GROUP Y
                                 VALUE    VALUE       TABLE 2      COMBINED                                    GROUPS
                                           DATE                     GROUPS                                     B AND X
                                                                  A, B AND X
Issue Date  $100,000  $100,000   100%       12          95%           95%            30%             25%         50%         25%
1st         $ 87,000  $100,000    87%       12          85%           85%            25%             25%         50%         25%
2nd         $ 93,000  $100,000    93%       12          90%           85%            25%             25%         50%         25%
3rd         $ 73,000  $100,000    73%       12          75%           80%            25%             25%         50%         25%
4th         $ 89,000  $100,000    89%       11          85%           80%            25%             25%         50%         25%
5th         $ 79,000  $100,000    79%       11          75%           75%            20%             20%         55%         25%
6th         $ 73,000  $100,000    73%       11          70%           70%            20%             20%         50%         30%

o On the first Quarterly Anniversary, your Contract Value has declined to 87% of the Target Value ($87,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 85% (the lesser of the current maximum allowable allocation (95%), or the maximum allowable allocation from Table 2 (85%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 25% and the table would indicate the new minimum required allocation for Group Y has increased to 15%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the second Quarterly Anniversary, your Contract Value has increased to 93% of the Target Value ($93,000 / $100,000). Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 90%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (90%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.




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                                      101




o On the third Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X would now decrease to 75% (the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (75%)). However the maximum allowable allocation for the combined Groups A, B, and X cannot decrease by more than 15% in any twelve-month period. Because the maximum allowable allocation for the combined Groups A, B, and X was 95% on the Issue Date, the new maximum allowable allocation for the combined Groups A, B, and X is 80%. According to Table 3, the new maximum allowable allocation for Group A remains at 25% and the table would indicate the new minimum required allocation for Group Y has increased to 20%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.


o On the fourth Quarterly Anniversary, your Contract Value has increased to 89% of the Target Value ($89,000 / $100,000). The fourth Quarterly Anniversary is also the first Contract Anniversary and there are now eleven complete Contract Years until the initial Target Value Date. Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 85%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (85%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the fifth Quarterly Anniversary, your Contract Value has declined to 79% of the Target Value ($79,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 75% (the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (75%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 20%, and the new minimum required allocation for Group Y has increased to 25%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has increased to 55% (the new maximum allowable allocation for the combined Groups A, B and X (75%), less the new required allocation for Group A (20%)). Because your selected allocation for Groups B and X (50%) is less than the new maximum allowable allocation (55%), we will remove the 5% excess allocation from Group A and apply it to the combined Groups B and X. The new required allocation for Groups B and X is 55%. Because we were able to apply all the excess allocation from Group A to the combined Groups B and X, the required allocation for Group Y is equal to your selected allocation. We will then rebalance your Contract Value within the Investment Options as follows.

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION ALLOCATION AFTER THE QUARTERLY REBALANCING
                                                [A X (B / C)]*
Investment Option 1            A              = 20% x (15% / 25%)                      12%
Investment Option 2            A              = 20% x (10% / 25%)                       8%
Investment Option 3            B              = 55% x (20% / 50%)                      22%
Investment Option 4            B              = 55% x (15% / 50%)                      17%
Investment Option 5            X              = 55% x (15% / 50%)                      16%
Investment Option 6            Y              = 25% x (25% / 25%)                      25%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.








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                                      102



o On the sixth Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 70% (the lesser of the current maximum allowable allocation (75%), or the maximum allowable allocation from Table 2 (70%)). According to Table 3, the new maximum allowable allocation for Group A remains at 20%, and the new minimum required allocation for Group Y increases to 30%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for the combined Groups A, B and X is 70% (the lesser of your selected allocation for the combined Groups A, B and X (75%), or the new maximum allowable allocation (70%)). The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has decreased to 50% (the new maximum allowable allocation for the combined Groups A, B and X (70%), less the new required allocation for Group A (20%)). Because your selected allocation for the combined Groups B and X (50%) is already equal to the new maximum allowable allocation (50%), the required allocation for the combined Groups B and X is equal to your selected allocation. Instead we will remove the 5% excess allocation from Group A and apply it to Group Y. We will then rebalance your Contract Value within the Investment Options as follows.

                    INVESTMENT OPTION GROUP REBALANCING CALCULATION ALLOCATION AFTER THE QUARTERLY REBALANCING
                                                [A X (B / C)]*
Investment Option 1            A              = 20% x (12% / 20%)                      12%
Investment Option 2            A              = 20% x (8% / 20%)                        8%
Investment Option 3            B              = 50% x (22% / 55%)                      20%
Investment Option 4            B              = 50% x (17% / 55%)                      15%
Investment Option 5            X              = 50% x (16% / 55%)                      15%
Investment Option 6            Y              = 30% x (25% / 25%)                      30%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.






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                                      103




APPENDIX E - QUARTERLY ANNIVERSARY VALUE CALCULATION AND EXAMPLES
If your Contract includes the Quarterly Value Death Benefit and/or one of the Lifetime Plus Benefits, we will calculate a Quarterly Anniversary Value under each of these optional benefits. While both of the Quarterly Anniversary Values use the same general formula, they could result in different amounts if you select the Quarterly Value Death Benefit at Contract issue but add one of the Lifetime Plus Benefits to your Contract after the Issue Date. However, if you select two of these benefits on the Issue Date, then the Quarterly Anniversary Values under each optional benefit will be the same until you begin taking Lifetime Plus Payments. Once you begin taking Lifetime Plus Payments, we no longer calculate the Quarterly Anniversary Value under the Lifetime Plus Benefits.

CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE LIFETIME PLUS BENEFITS
We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person's 91st birthday or the Benefit Date on which Lifetime Plus Payments begin. WE NO LONGER CALCULATE THE QUARTERLY ANNIVERSARY VALUE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the Quarterly Anniversary Value will cease to exist and Lifetime Plus Payments will no longer be available to you.

If the rider effective date is the Issue Date, the Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Contract Value on that date.

On each Business Day we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Quarterly Anniversary the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

ANY WITHDRAWALS TAKEN BEFORE THE BENEFIT DATE AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE QUARTERLY VALUE DEATH BENEFIT
WE ONLY CALCULATE THE QUARTERLY ANNIVERSARY VALUE UNTIL THE BUSINESS DAY DURING WHICH WE RECEIVE, IN GOOD ORDER AT OUR SERVICE CENTER, BOTH DUE PROOF OF DEATH AND AN ELECTION OF THE DEATH BENEFIT PAYMENT OPTION.

IF YOUR CONTRACT INCLUDES ONE OF THE LIFETIME PLUS BENEFITS, THEN ON AND AFTER THE BENEFIT DATE (THE DATE YOU BEGIN TO RECEIVE LIFETIME PLUS PAYMENTS) EACH LIFETIME PLUS PAYMENT, CUMULATIVE WITHDRAWAL AND EXCESS WITHDRAWAL WILL REDUCE THE QUARTERLY ANNIVERSARY VALUE PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN (INCLUDING ANY WITHDRAWAL CHARGE).

The Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

On each Business Day we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments, Cumulative Withdrawals and Excess Withdrawals.








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                                      104



On each Quarterly Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual) we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Quarterly Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual) the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

Beginning with the Quarterly Anniversary that occurs on or after the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual) we calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary.

ANY WITHDRAWALS (INCLUDING LIFETIME PLUS PAYMENTS, CUMULATIVE WITHDRAWALS AND EXCESS WITHDRAWALS) AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

EXAMPLES OF THE QUARTERLY ANNIVERSARY VALUE CALCULATIONS
This example shows how we calculate the Quarterly Anniversary Value under the Quarterly Value Death Benefit and the Lifetime Plus Benefits.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Lifetime Plus Benefit and the Quarterly Value Death Benefit at issue. You are the only Owner, the sole Covered Person and are age 69 or younger on the Issue Date. You make no additional Purchase Payments.

                                    CONTRACT VALUE   QUARTERLY ANNIVERSARY VALUE
                                     --------------  ---------------------------
On the Issue Date                         $100,000               $100,000
End of 1st Quarter, 1st Contract Year    $  98,000               $100,000
End of 2nd Quarter, 1st Contract Year     $102,000               $102,000
End of 3rd Quarter, 1st Contract Year     $104,000               $104,000
1st Contract Anniversary                  $103,000               $104,000
End of 1st Quarter, 2nd Contract Year     $106,000               $106,000

o On the Issue Date, the Quarterly Anniversary Value is equal to total
  Purchase Payment ($100,000).
o At the end of the Contract's first Quarter, the Contract Value had decreased to $98,000, which is less than the previous Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was not increased.
o At the end of the Contract's second Quarter, the Contract Value had increased to $102,000, which is greater than the previous Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o At the end of the Contract's third Quarter, the Contract Value had increased to $104,000, which is greater than the previous Quarterly Anniversary Value ($102,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o At the first Contract Anniversary, the Contract Value had decreased to $103,000, which is less than the previous Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was not increased.
o At the end of the first Quarter of the second Contract Year, the Contract Value had increased to $106,000, which is greater than the previous Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.





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                                      105



EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE QUARTERLY ANNIVERSARY VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal (including the withdrawal charge) of $9,000 in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $103,000. You have not begun receiving Lifetime Plus Payments so there is no Cumulative Withdrawal Value at this time.


  The Quarterly Anniversary Value will be adjusted for the partial withdrawal as follows:
     The previous Quarterly Anniversary Value....................$104,000.00
     Reduced proportionately by the percentage of Contract Value
       withdrawn ($9,000 / $103,000) =  0.08738 x $104,000 =      - 9,087.52
  The Quarterly Anniversary Value after the partial withdrawal   $ 94,912.48


o This Quarterly Anniversary Value will remain in effect until at least the next Quarterly Anniversary unless you take another partial withdrawal.
o All withdrawals, including those made under the free withdrawal privilege, Lifetime Plus Payments, Cumulative Withdrawals or Excess Withdrawals, will reduce the Quarterly Anniversary Value in exactly the same manner, which is proportionately based on the percentage of Contract Value withdrawn (including any withdrawal charge).






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                                      106




APPENDIX F - CALCULATIONS AND EXAMPLES OF THE 5% ANNUAL INCREASE UNDER THE
   LIFETIME PLUS BENEFIT
CALCULATING THE 5% ANNUAL INCREASE
We only calculate the 5% Annual Increase before the older Covered Person's 91st birthday and before you exercise the Lifetime Plus Benefit or take a Full Annuitization. WE NO LONGER CALCULATE THE 5% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not exercised the Lifetime Plus Benefit before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 5% Annual Increase will cease to exist and the Lifetime Plus Benefit will no longer be available to you.

IF YOU SELECT THE LIFETIME PLUS BENEFIT AT ISSUE AND THERE ARE NO RESETS TO THE 5% ANNUAL INCREASE, then the 5% Annual Increase on the Issue Date is the Purchase Payment received on the Issue Date.

On each Business Day after the Issue Date, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the Issue Date, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary of the Issue Date, the 5% Annual Increase is equal to the following.
  a + (0.05 x b)
  where:
     a = The 5% Annual Increase as of the immediately preceding Business Day. b = Total Purchase Payments* received within 90 days of the Issue Date.

On the second and later Contract Anniversaries of the Issue Date, the 5% Annual Increase is equal to the following.
  c + (0.05 x d)
  where:
     c = The 5% Annual Increase as of the immediately preceding Business Day.
     d = Total Purchase Payments* received more than one year ago and at most 11 years ago. Because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase on the 11th Contract Anniversary, we exclude Purchase Payments received within 90 days of the Issue Date.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

IF YOU SELECT THE LIFETIME PLUS BENEFIT AFTER ISSUE OR THERE IS A RESET TO THE 5% ANNUAL INCREASE, then the 5% Annual Increase on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day after the rider effective date or reset anniversary, as applicable, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the rider effective date or reset anniversary, as applicable, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.





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                                      107



On the first Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.
  a + (0.05 x b)
  where:
     a = The 5% Annual Increase as of the immediately preceding Business Day.
     b = The Contract Value* as of the rider effective date or reset anniversary, as applicable.

On the second and later Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.
  c + (0.05 x d)
  where:
     c = The 5% Annual Increase as of the immediately preceding Business Day.
     d = The Contract Value* as of the rider effective date or reset anniversary, as applicable, plus total Purchase Payments received more than one year ago and at most 11 years ago, but after the rider effective date or reset anniversary. We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

* We reduce the Contract Value as of the rider effective date or reset anniversary by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since the rider effective date or reset anniversary.

If there is a reset to the 5% Annual Increase, we will change the M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life) to equal the additional M&E charge that is in effect for a newly issued Contract as of the reset anniversary if this amount differs from the current M&E charge on your Contract.

EXAMPLE OF THE 5% ANNUAL INCREASE CALCULATION
o You purchase a Contract with the Lifetime Plus Benefit. You make an initial Purchase Payment of $50,000 on the Issue Date. You make a second Purchase Payment of $50,000 during the third month of the Contract, and you make a third Purchase Payment of $50,000 during the second Contract Year.

                        ANNIVERSARY                         5% ANNUAL INCREASE

 Issue Date                                                      $ 50,000
-------------------------------------------------------------------------------
 Immediately after Purchase Payment in third month               $100,000
 First Contract Anniversary                                      $105,000
 Immediately after Purchase Payment in second Contract Year      $155,000
 Second Contract Anniversary                                     $160,000
 Third Contract Anniversary                                      $167,500
 Fourth Contract Anniversary                                     $175,000
 Fifth Contract Anniversary                                      $182,500
-------------------------------------------------------------------------------
 Sixth Contract Anniversary                                      $190,000
 Seventh Contract Anniversary                                    $197,500
 Eighth Contract Anniversary                                     $205,000
 Ninth Contract Anniversary                                      $212,500
 Tenth Contract Anniversary                                      $220,000
-------------------------------------------------------------------------------
 11th Contract Anniversary                                       $222,500
 12th Contract Anniversary                                       $225,000
 13th Contract Anniversary                                       $225,000

  o On the Issue Date the 5% Annual Increase is equal to the Purchase
     Payment received on the Issue Date ($50,000).
  o During the third month, on the Business Day we receive the additional Purchase Payment, we add that payment to the 5% Annual Increase ($100,000 = $50,000 + $50,000).
  o On the first Contract Anniversary, since the total Purchase Payments received within the first 90 days are $100,000, we credit 5% of $100,000 to the 5% Annual Increase ($105,000 = $100,000 + (0.05 x $100,000)).
  o During the second Contract Year, on the Business Day we receive the additional Purchase Payment, we add that payment to the 5% Annual Increase ($155,000 = $105,000 + $50,000).




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                                      108



  o On the second Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $100,000, we credit 5% of $100,000 to the 5% Annual Increase ($160,000 = $155,000 +
     (0.05 x $100,000)).
  o On the third Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $150,000, we credit 5% of $150,000 to the 5% Annual Increase ($167,500 = $160,000 +
     (0.05 x $150,000)).
  o On each of the fourth through the tenth Contract Anniversaries, since the total Purchase Payments received more than one year ago and at most 11 years ago were $150,000, we credit 5% of $150,000 ($7,500 = 5% x $150,000)
     to the 5% Annual Increase on each of these anniversaries.
  o On the 11th Contract Anniversary, because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase, we exclude the Purchase Payments received within 90 days of the Issue Date. Therefore, since the total Purchase Payments received more than one year ago and after the first 90 days of the Issue Date were $50,000, we credit 5% of this $50,000 to the 5% Annual Increase ($222,500 = $220,000 + (0.05 x
     $50,000)).
  o On the 12th Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $50,000, we credit 5% of this $50,000 to the 5% Annual Increase ($225,000 = $222,500 + (0.05 x $50,000)).
  o On the 13th and later Contract Anniversaries, since there are no Purchase Payments that were received more than one year ago and at most 11 years ago, the 5% Annual Increase remains the same.






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                                      109




APPENDIX G - CALCULATIONS AND EXAMPLE OF THE 8% ANNUAL INCREASE UNDER THE
   LIFETIME PLUS 8 BENEFIT
We only calculate the 8% Annual Increase during the Accumulation Phase and before the older Covered Person's 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. WE NO LONGER CALCULATE THE 8% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 8% Annual Increase will cease to exist and Lifetime Plus Payments will no longer be available to you.

We only apply the simple interest to the 8% Annual Increase on each Quarterly Anniversary during the Increase Period. The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date. The Increase Start Date is the Contract Anniversary that occurs on or immediately after the sole Covered Person's 60th birthday, or the younger joint Covered Person's 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date. The Increase Period ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or the Benefit Date. In addition, during the entire period that we calculate the 8% Annual Increase we also automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on the Quarterly Anniversary. RESETS WILL OCCUR DURING THE ENTIRE PERIOD THAT WE CALCULATE THE 8% ANNUAL INCREASE AND NOT JUST DURING THE INCREASE PERIOD.

CALCULATING THE 8% ANNUAL INCREASE
If you select the Lifetime Plus 8 Benefit at issue, both the 8% Annual Increase and the increase base on the Issue Date are equal to the Purchase Payment received on the Issue Date. If you select the Lifetime Plus 8 Benefit after issue, both the 8% Annual Increase and the increase base on the rider effective date are equal to the Contract Value as of the rider effective date.

On each Business Day, we increase both the 8% Annual Increase and the increase base by the amount of any additional Purchase Payments received that day, and we reduce both the 8% Annual Increase and the increase base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary before the Increase Period, we process any increase or decrease to the 8% Annual Increase and the increase base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary after we apply any automatic reset. We will automatically reset the 8% Annual Increase and the increase base to equal the Contract Value if the Contract Value on the Quarterly Anniversary is greater than the 8% Annual Increase.

On each Quarterly Anniversary during the Increase Period the 8% Annual Increase is equal to the following:
  A + 0.02 X (B - C)
  Where:
  A =The 8% Annual Increase as of the immediately preceding Business Day;
  B =The increase base as of the immediately preceding Business Day; and C =Purchase Payments* received on or after the previous Quarterly Anniversary.
     However, if you selected the Lifetime Plus 8 Benefit at issue and the Increase Start Date is the Issue Date, then on the first Quarterly Anniversary only, we exclude any Purchase Payments received before the first Quarterly Anniversary.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

We then compare the 8% Annual Increase to the current Contract Value on the Quarterly Anniversary. If the Contract Value is greater than the 8% Annual Increase, we will automatically reset both the 8% Annual Increase and the increase base to equal the Contract Value. Lastly, we process any increase or decrease to the 8% Annual Increase and the increase base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary.








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

THESE QUARTERLY ANNIVERSARY RESETS WILL CONTINUE DURING THE ENTIRE PERIOD THAT WE CALCULATE THE 8% ANNUAL INCREASE AND NOT JUST DURING THE INCREASE PERIOD.

EXAMPLE OF THE 8% ANNUAL INCREASE
You purchase a Contract with the Lifetime Plus 8 Benefit. You make an initial Purchase Payment of $100,000 on the Issue Date. You make a second Purchase Payment of $10,000 during the eighth quarter (which occurs during the second Contract Year). You are both the sole Owner and the sole Covered Person and are age 59 on the Issue Date. During the Increase Period, we will apply 2% of simple interest to the 8% Annual Increase on a quarterly basis. The Increase Start Date is the first Contract Anniversary (the anniversary on or immediately after your 60th birthday). The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date, which is the fifth Quarterly Anniversary.

  QUARTERLY ANNIVERSARY    CONTRACT VALUE INCREASE BASE 2% QUARTERLY INCREASE AUTOMATIC RESET 8% ANNUAL INCREASE
Issue Date                    $100,000      $100,000                                               $100,000
1st Quarterly Anniversary    $  98,327      $100,000                                               $100,000
2nd Quarterly Anniversary     $102,864      $102,864                             $102,864          $102,864
3rd Quarterly Anniversary     $101,026      $102,864                                               $102,864
4th Quarterly Anniversary/    $99,875       $102,864                                               $102,864
1st Contract Anniversary
5th Quarterly Anniversary     $107,015      $107,015           $2,057            $107,015          $107,015
6th Quarterly Anniversary    $  92,983      $107,015           $2,140                              $109,155
7th Quarterly Anniversary     $100,517      $107,015           $2,140                              $111,295
During the 8th Quarter                      $117,015                                               $121,295
8th Quarterly Anniversary/    $105,732      $117,015           $2,140                              $123,435
2nd Contract Anniversary
9th Quarterly Anniversary     $115,638      $117,015           $2,340                              $125,775
10th Quarterly Anniversary    $128,492      $128,492           $2,340            $128,492          $128,492

o On the Issue Date, both the 8% Annual Increase and the increase base are equal to the Purchase Payment received on the Issue Date ($100,000).
o On the first Quarterly Anniversary, the Increase Period has not yet begun but you are entitled to an automatic reset. However, your Contract Value on this anniversary is $98,327, which is less than the 8% Annual Increase so there is no reset at this time. NOTE: THE INCREASE PERIOD WILL NOT BEGIN UNTIL THE FIFTH QUARTERLY ANNIVERSARY, SO YOU WILL NOT RECEIVE ANY 2% INTEREST INCREASES UNTIL THEN.
o On the second Quarterly Anniversary, your Contract Value is $102,864, which is greater than the 8% Annual Increase of $100,000, so we reset both the 8% Annual Increase and the Increase base to equal this amount.
o On the third Quarterly Anniversary, your Contract Value is $101,026, which is less than the 8% Annual Increase of $102,864, so there is no reset.
o The fourth Quarterly Anniversary (which is also the first Contract Anniversary) is the Increase Start Date. However, we will not begin to apply the 2% quarterly increase until the Increase Period begins, which will be the next Quarterly Anniversary. The Contract Value on this anniversary is $99,875, which is less than the 8% Annual Increase of $102,864, so there is no reset.
o On the fifth Quarterly Anniversary the Increase Period begins. We apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $102,864) + $102,864 = $2,057 + $102,864 =
  $104,921. However, the Contract Value on this anniversary is $107,015, which is greater than the 8% Annual Increase, so we reset both the 8% Annual Increase and the increase base to equal this amount.
o On the sixth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $107,015) + $107,015 = $2,140 + $107,015 = $109,155. The Contract Value on
  this anniversary is $92,983, which is less than the 8% Annual Increase so there is no reset.
o On the seventh Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $107,015) + $109,155 = $2,140 + $109,155 = $111,295. The Contract Value on
  this anniversary is $100,517, which is less than the 8% Annual Increase so there is no reset.
o During the eighth quarter, on the Business Day we receive the additional Purchase Payment of $10,000 we add that payment to both the increase base ($107,015 + $10,000 = $117,015) and the 8% Annual Increase ($111,295 + $10,000
  = $121,295).




 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

o On the eighth Quarterly Anniversary (which is also the second Contract Anniversary) we apply the quarterly increase to the increase base minus the Purchase Payment we received during the last quarter and add it to the 8% Annual Increase, which is: 2% x ($117,015 - $10,000) + $121,295 = $2,140 +
  $121,295 = $123,435. The Contract Value on this anniversary is $105,732, which is less than the 8% Annual Increase so there is no reset.
o On the ninth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $117,015) + $123,435 = $2,340 + $123,435 = $125,775. The Contract Value on
  this anniversary is $115,638, which is less than the 8% Annual Increase so there is no reset.
o On the tenth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $117,015) + $125,775 = $2,340 + $125,775 = $128,115. However, the Contract
  Value on this anniversary is $128,492, which is greater than the 8% Annual Increase, so we reset both the 8% Annual Increase and the increase base to equal this amount.
o Assuming that during the remainder of the Increase Period there were no other resets, no additional Purchase Payments, and no Partial Annuitizations by the 84th Quarterly Anniversary (which is 20 years after the Increase Period began) the 8% Annual Increase would receive an additional 74 quarterly increases of (2% x $128,492)= $2,570 each. On the 84th Quarterly Anniversary the 8% Annual Increase would receive its last quarterly increase, and would be $318,672.
o On each subsequent Quarterly Anniversary after the 20th Contract
  Anniversary and before the Benefit Date, the 8% Annual Increase may increase due to additional Purchase Payments, or due to resets if the Contract Value is greater than the 8% Annual Increase, but the 8% Annual Increase will not receive any more 2% quarterly simple interest increases.






 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

APPENDIX H - WITHDRAWAL CHARGE EXAMPLES
All of the following examples assume you purchase a Contract with an initial Purchase Payment of $100,000, you do not select the Short Withdrawal Charge Option or the Bonus Option, and you make no additional Purchase Payments. The free withdrawal privilege for each Contract Year is 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. This means at the beginning of each Contract Year, there would be $12,000 available under the free withdrawal privilege.

FULL WITHDRAWAL WHEN THE CONTRACT VALUE HAS DECLINED DUE TO A LOSS IN
  YOUR SELECTED INVESTMENT OPTIONS:
o You take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. You have taken no other withdrawals from the Contract.
o There are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges) =
  $100,000 - $0 =                                             $100,000
  Reduced by the amount of the free withdrawal privilege =
  12% x $100,000 =...........................................-  12,000
           ..................................................$  88,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   6,600

Therefore, we would withdraw $90,000 from the Contract and pay you $83,400 ($90,000 less the $6,600 withdrawal charge).

PARTIAL WITHDRAWAL UNDER THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY A FULL
  WITHDRAWAL:
o You take a partial withdrawal of $9,000 in the second Contract Year. The total amount available under the free withdrawal privilege at this time is $12,000. The $9,000 withdrawn is not subject to a withdrawal charge, but it will reduce the Withdrawal Charge Basis on a dollar for dollar basis.
o You take a full withdrawal in the third Contract Year when the Contract
  Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges)
  = $100,000 - $9,000 =...................................... $ 91,000
  Reduced by the amount of the free withdrawal privilege =
    12% x $100,000 =.........................................-  12,000
           ...................................................$ 79,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   5,925

Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $84,075 ($90,000 less the $5,925 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $93,075.

PARTIAL WITHDRAWAL IN EXCESS OF THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY
  A FULL WITHDRAWAL:
o You take a partial withdrawal of $15,000 in the second Contract Year when the withdrawal charge is 8.5%. The total amount available under the free withdrawal privilege at this time is $12,000, so $3,000 of the withdrawal is subject to a withdrawal charge and will reduce the Withdrawal Charge Basis.

We calculate the withdrawal charge for the partial withdrawal as follows:
  The amount of the withdrawal that is subject to a withdrawal charge
                                                                $3,000
  Divided by (1 minus the withdrawal charge percentage).{divide} 0.915
  Total amount withdrawn.......................................$ 3,279
  Total withdrawal charge
   (amount withdrawn minus the amount requested) =
     $3,279 - $3,000 =........................................$    279

Therefore, we would withdraw $15,279 from the Contract and pay you $15,000.





 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

o Continuing the example, assume you take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.
We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges)
    = $100,000 - $15,279  =                                   $ 84,721
  Reduced by the amount of the free withdrawal privilege =
     12% x $100,000 =........................................-  12,000
           ...................................................$ 72,721
  Multiplied by the withdrawal charge..........................x  7.5%
       ......................................................$   5,454

Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $84,546 ($90,000 less the $5,454 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $99,546.


FOR SERVICE OR MORE INFORMATION
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value, and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website you can get copies of information from the website upon payment of a duplication fee by writing to:
  PUBLIC REFERENCE SECTION OF THE COMMISSION
  100 F Street, NE
  Washington, DC 20549

You can contact us at:
  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
  One Chase Manhattan Plaza, 37[th] Floor
  New York, NY 10005-1423
  (800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service
Center:
  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
  P.O. Box 561
  Minneapolis, MN 55440-0561
  (800) 624-0197









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

                         PROSPECTUS-New Benefits Version



                                       1



           THE ALLIANZ VISION[SM] NEW YORK VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
          ALLIANZ LIFE(R) OF NY VARIABLE ACCOUNT C AND
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
FOR YOUR CONVENIENCE WE HAVE PROVIDED A GLOSSARY (SEE SECTION 13) THAT DEFINES KEY, CAPITALIZED TERMS THAT ARE USED IN THIS PROSPECTUS.


This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our).

The Contract is a "flexible purchase payment" contract because you (the Owner) can make more than one Purchase Payment, subject to certain restrictions. The Contract is "variable" because the Contract Value and any variable Annuity Payments you receive will increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term "Investment Options" refers only to the variable Investment Options listed on the following page, and not to any fixed investment choices). The Contract is "deferred" because you do not begin receiving regular Annuity Payments immediately.


THE BASIC CONTRACT (BASE CONTRACT) offers a variety of standard features including a number of different Investment Options, multiple annuitization options, a free withdrawal privilege, and a death benefit. THE CONTRACT ALSO OFFERS OPTIONAL BENEFITS (subject to certain restrictions and availability) that are each AVAILABLE FOR AN ADDITIONAL CHARGE. You can select only one of the following optional benefits: the Bonus Option, the Short Withdrawal Charge Option, or the No Withdrawal Charge Option. You can also select only one of the following optional benefits: the Target Date 10 Benefit (5.09), the Lifetime Plus Benefit (5.09) or the Lifetime Plus 8 Benefit (5.09). The optional Quarterly Value Death Benefit is available with all other optional benefits. These optional benefits are subject to certain date and/or age restrictions for selecting and exercising the benefits. For more details and additional information, please see section 11, Selection of Optional Benefits; section 11.a, The Target Date 10 Benefit (5.09); section 11.b, The Lifetime Plus Benefits (5.09); and section 11.c, Other Optional Benefits. ANNUITY CONTRACTS THAT CREDIT A BONUS GENERALLY HAVE HIGHER FEES AND CHARGES THAN CONTRACTS THAT DO NOT CREDIT A BONUS. THEREFORE, THE AMOUNT OF CREDIT RECEIVED UNDER THE BONUS OPTION MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH IT.


Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The table of contents of the SAI appears before the Privacy and Security Statement in this prospectus. The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


To the extent that the issuance of this Contract may subject Allianz Life to a duty under section 15(d) of the Securities Exchange Act of 1934 to file reports required by section 13(a) of that Act, Allianz Life is relying on the exemption from such reporting by Rule 12h-7 under that Act.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

VARIABLE ANNUITY CONTRACTS ARE COMPLEX INSURANCE AND INVESTMENT VEHICLES. BEFORE YOU INVEST, BE SURE TO ASK YOUR REGISTERED REPRESENTATIVE ABOUT THE CONTRACT'S FEATURES, BENEFITS, RISKS AND FEES, AND WHETHER THE CONTRACT IS APPROPRIATE FOR YOU BASED UPON YOUR FINANCIAL SITUATION AND OBJECTIVES.


Dated: April 27, 2009









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

This prospectus discusses multiple versions of certain optional benefits. The Lifetime Plus Benefit first became available on May 1, 2007; it was changed on January 26, 2009 and beginning on April 27, 2009 it is being replaced by the Lifetime Plus Benefit (5.09). The Target Date Retirement Benefit first became available on May 1, 2008; on January 26, 2009 it was completely replaced by the Target Date 10 Benefit. Beginning on April 27, 2009 the Target Date 10 Benefit is being replaced by the Target Date 10 Benefit (5.09). The Lifetime Plus 8 Benefit first became available on August 7, 2008; it was changed on January 26, 2009 and beginning on April 27, 2009 it is being replaced by the Lifetime Plus 8 Benefit (5.09). The body of this prospectus describes the features and expenses of the (5.09) versions of these optional benefits. The product features and expenses of the older versions of these optional benefits are described in Appendix K.


We currently offer the Investment Options listed below. You can invest in up to 15 Investment Options at any one time. We may add, substitute or remove Investment Options in the future. WE DO NOT CURRENTLY OFFER A FIXED ACCOUNT. CONTRACTS WITH THE TARGET DATE 10 BENEFIT (5.09) OR ONE OF THE LIFETIME PLUS BENEFITS (5.09) ARE SUBJECT TO RESTRICTIONS ON ALLOCATIONS AND TRANSFERS AMONG CERTAIN INVESTMENT OPTIONS. FOR MORE INFORMATION ON THE RESTRICTIONS, SEE THE "INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING" DISCUSSIONS IN SECTION 11.A, THE TARGET DATE 10 BENEFIT (5.09);
SECTION 11.B, THE LIFETIME PLUS BENEFITS (5.09); SEE ALSO APPENDIX D.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

AIM
AZL(R) AIM International Equity Fund


BLACKROCK
AZL(R) BlackRock Capital Appreciation Fund
AZL(R) BlackRock Growth Fund
AZL(R) International Index Fund
AZL(R) Money Market Fund
BlackRock Global Allocation V.I. Fund


COLUMBIA
AZL(R) Columbia Mid Cap Value Fund
AZL(R) Columbia Small Cap Value Fund
AZL(R) Columbia Technology Fund

DAVIS
AZL(R) Davis NY Venture Fund
Davis VA Financial Portfolio

DREYFUS
AZL(R) Dreyfus Equity Growth Fund
AZL(R) S&P 500 Index Fund
AZL(R) Small Cap Stock Index Fund

FIRST TRUST
AZL(R) First Trust Target Double Play Fund


FRANKLIN TEMPLETON
AZL(R) Franklin Small Cap Value Fund
AZL(R) Franklin Templeton Founding Strategy Plus Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Global Bond Securities Fund
Templeton Growth Securities Fund

FUND OF FUNDS
AZL(R) Allianz Global Investors Select Fund
AZL(R) Balanced Index Strategy Fund
AZL(R) Fusion Balanced Fund
AZL(R) Fusion Conservative Fund
AZL(R) Fusion Growth Fund
AZL(R) Fusion Moderate Fund
AZL(R) Moderate Index Strategy Fund


JENNISON
AZL(R) Jennison 20/20 Focus Fund

J.P. MORGAN
AZL(R) JPMorgan Large Cap Equity Fund
AZL(R) JPMorgan U.S. Equity Fund

NICHOLAS-APPLEGATE
AZL(R) NACM International Fund


OPPENHEIMER CAPITAL
AZL(R) OCC Growth Fund
AZL(R) OCC Opportunity Fund
OpCap Mid Cap Portfolio[(1)]


OPPENHEIMER FUNDS
AZL(R) Oppenheimer Global Fund
AZL(R) Oppenheimer International Growth Fund


PIMCO
AZL(R) PIMCO Fundamental IndexPLUS Total Return Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn[TM] Strategy Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio


SCHRODER
AZL(R) Schroder Emerging Markets Equity Fund
AZL(R) Schroder International Small Cap Fund

TARGETPLUS PORTFOLIOS
AZL TargetPLUS[SM] Balanced Fund
AZL TargetPLUS[SM] Equity Fund
AZL TargetPLUS[SM] Growth Fund
AZL TargetPLUS[SM] Moderate Fund

TURNER
AZL(R) Turner Quantitative Small Cap Growth Fund

VAN KAMPEN
AZL(R) Van Kampen Comstock Fund
AZL(R) Van Kampen Equity and Income Fund
AZL(R) Van Kampen Global Franchise Fund
AZL(R) Van Kampen Global Real Estate Fund
AZL(R) Van Kampen Growth and Income Fund
AZL(R) Van Kampen Mid Cap Growth Fund


(1)A fund of the Premier VIT series.




 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

Fee Tables............................................5
    Contract Owner Transaction Expenses...............5
    Contract Owner Periodic Expenses..................5
    Annual Operating Expenses of the
      Investment Options..............................7
    Examples..........................................7
1.  The Variable Annuity Contract.....................9
    Ownership.........................................9
2.  Purchase.........................................11
    Purchase Payments................................11
    Automatic Investment Plan (AIP)..................11
    Allocation of Purchase Payments..................11
    Tax-Free Section 1035 Exchanges..................12
    Faxed Applications...............................12
    Free Look/Right to Examine.......................13
    Accumulation Units/Computing the Contract Value..13
3.  The Annuity Phase................................14
    Income Date......................................14
    Partial Annuitization............................15
    Annuity Options..................................15
    Annuity Payments.................................17
4.  Investment Options...............................18
    Substitution and Limitation on Further Investments25
    Transfers........................................25
    Excessive Trading and Market Timing..............27
    Dollar Cost Averaging (DCA) Program..............28
    Flexible Rebalancing.............................29
    Financial Advisers - Asset Allocation Programs...30
    Voting Privileges................................30
5.  Our General Account..............................30
6.  Expenses.........................................31
    Mortality and Expense Risk (M&E) Charges.........31
    Rider Charges....................................32
    Contract Maintenance Charge......................33
    Withdrawal Charge................................33
    Transfer Fee.....................................35
    Premium Taxes....................................36
    Income Taxes.....................................36
    Investment Option Expenses.......................36
7.  Taxes............................................36
    Annuity Contracts in General.....................36
    Qualified Contracts..............................36
    Multiple Contracts...............................37
    Partial 1035 Exchanges...........................37
    Distributions - Non-Qualified Contracts..........38
    Distributions - Qualified Contracts..............39
    Assignments, Pledges and Gratuitous Transfers....40
    Death Benefits...................................40
    Withholding......................................40
    Federal Estate Taxes.............................40
    Generation-Skipping Transfer Tax.................40
    Foreign Tax Credits..............................40
    Annuity Purchases by Nonresident Aliens and
        Foreign Corporations.........................40
    Possible Tax Law Changes.........................41
    Diversification..................................41
    Required Distributions...........................41
8.  Access to Your Money.............................41
    Free Withdrawal Privilege........................42
    Waiver of Withdrawal Charge Benefit..............43
    Systematic Withdrawal Program....................43
    The Minimum Distribution Program and Required
        Minimum Distribution (RMD) Payments..........43
    Suspension of Payments or Transfers..............44
9.  Illustrations....................................44
10. Death Benefit....................................44
    Traditional Death Benefit........................44
    Death of the Owner and/or Annuitant Under All
        Other Contracts..............................46
    Death Benefit Payment Options....................49
11. Selection of Optional Benefits...................50
    Optional Benefit Overview........................50
    Replacing the Optional Benefits..................52
    Choosing Between the Target Date 10 Benefit (5.09)
        and the Lifetime Plus Benefits (5.09)........52
11.a The Target Date 10 Benefit (5.09)...............54
    Adding the Target Date 10 Benefit (5.09) to
        Your Contract................................54
    Removing the Target Date 10 Benefit (5.09) from
        Your Contract................................55
    The Target Value Date............................55
    Calculating the Target Value.....................56
    Investment Option Allocation and Transfer
        Restrictions and Quarterly Rebalancing.......56
    Termination of the Target Date 10 Benefit (5.09).57
11.b The Lifetime Plus Benefits (5.09)...............58
    Adding one of the Lifetime Plus Benefits (5.09) to
        Your Contract................................59
    Removing one of the Lifetime Plus Benefits (5.09)
        from Your Contract...........................60
    Who is Considered a Covered Person(s)?...........60
    If You Begin Receiving Lifetime Plus Payments....61
    Lifetime Plus Payments...........................62
    Automatic Annual Payment Increases to the
        Lifetime Plus Payments.......................66
    The Benefit Base.................................66
    The Quarterly Anniversary Value..................67
    The 5% Annual Increase Under the Lifetime
        Plus Benefit (5.09)..........................67
    Resets of the 5% Annual Increase Under the
        Lifetime Plus Benefit (5.09).................68
    The 8% Annual Increase Under the
        Lifetime Plus 8 Benefit (5.09)...............68



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                                       4



    Automatic Resets of the 8% Annual Increase
        Under the Lifetime Plus 8 Benefit (5.09).....69
    Investment Option Allocation and Transfer Restrictions
        and Quarterly Rebalancing....................69
    Taxation of Lifetime Plus Payments...............69
    Termination of the Lifetime Plus Benefit (5.09) and
        Lifetime Plus 8 Benefit (5.09)...............70
11.c Other Optional Benefits.........................71
    Quarterly Value Death Benefit....................71
    Bonus Option.....................................71
    Short Withdrawal Charge Option...................72
    No Withdrawal Charge Option......................72
12. Other Information................................73
    Allianz Life of New York.........................73
    The Separate Account.............................73
    Distribution.....................................73
    Additional Credits for Certain Groups............75
    Administration/Allianz Service Center............75
    Legal Proceedings................................75
    Financial Statements.............................75
13. Glossary.........................................76
14. Table of Contents of the Statement of
    Additional Information (SAI).....................79
15. Privacy and Security Statement...................80
Appendix A - Annual Operating Expenses for
    Each Investment Option...........................82
Appendix B - Condensed Financial Information.........86
Appendix C - Target Value Calculation and
    Examples.........................................90
    Calculating the Target Value Under the
        Target Date 10 Benefit (5.09)................90
    Examples of the Target Value Calculations........90
    Example of the Effect of a Partial Withdrawal on
        the Target Value.............................91
Appendix D - Investment Option Allocation and
    Transfer Restrictions and
    Quarterly Rebalancing............................92
    Determining the Maximum Allowable and
        Minimum Required Group Allocation............94
    Determining the Required Group Allocation........95
    Examples of Quarterly Rebalancing................96
Appendix E - Quarterly Anniversary Value
    Calculation and Examples........................100
    Calculating the Quarterly Anniversary Value Under
        the Lifetime Plus Benefits (5.09)...........100
    Calculating the Quarterly Anniversary Value
        Under the Quarterly
        Value Death Benefit.........................100
    Examples of the Quarterly Anniversary Value
        Calculations................................101
    Example of the Effect of a Partial Withdrawal on
        the Quarterly Anniversary Value.............102
Appendix F - Calculations and Examples of the
    5% Annual Increase Under the
    Lifetime Plus Benefit (5.09)....................103
    Calculating the 5% Annual Increase..............103
    Example of the 5% Annual Increase Calculation...104
Appendix G - Calculations and Example of the
    8% Annual Increase Under the
    Lifetime Plus 8 Benefit (5.09)..................106
    Calculating the 8% Annual Increase..............106
    Example of the 8% Annual Increase...............107
Appendix H - Rider Charge Examples..................109
    Example of Rider Charge Calculation Under the
        Target Date 10 Benefit (5.09):..............109
    Example of Rider Charge Calculation Under the
        Lifetime Plus Benefit (5.09):...............109
    Example of Rider Charge Calculation Under the
        Lifetime Plus 8 Benefit (5.09):.............110
    Example of the Effect of a Withdrawal on the
        Rider Charge Calculation Under the
        Lifetime Plus 8 Benefit (5.09):.............111
    Example of the Effect of an Annual Payment
        Increase to Lifetime Plus Payments on the
        Rider Charge Calculation under the
        Lifetime Plus 8 Benefit (5.09):.............112
Appendix I - Withdrawal Charge Examples.............113
Appendix J - Lifetime Plus Payment and
    Benefit Base Examples...........................115
Appendix K - Information on the Target Date
    Retirement Benefit, Lifetime Plus Benefit and
    Lifetime Plus 8 Benefit That Were
    Offered Before April 27, 2009...................118
For Service or More Information                     123








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
                                       5




FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you will pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGE DURING THE ACCUMULATION PHASE[(1),(2)]
(as a percentage of each Purchase Payment withdrawn)

                                                                                 WITHDRAWAL CHARGE AMOUNT[

NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR PURCHASE            CONTRACT
                        PAYMENT                                     WITH THE          CONTRACT WITH THE            CONTRACT WITH THE
                                                                     BONUS            SHORT WITHDRAWAL CHARGE   NO WITHDRAWAL CHARGE
                                                    BASE CONTRACT   OPTION[(3)]            OPTION[(3)]               OPTION[(3),(4)]

                           0                             8.5%        8.5%                        8.5%                           0%
                           1                             8.5%        8.5%                        7.5%                           0%
                           2                             7.5%        8.5%                        5.5%                           0%
                           3                             6.5%          8%                          3%                           0%
                           4                               5%          7%                          0%                           0%
                           5                               4%          6%                          0%                           0%
                           6                               3%          5%                          0%                           0%
                           7                               0%          4%                          0%                           0%
                           8                               0%          3%                          0%                           0%
                    9 years or more                        0%          0%                          0%                           0%

TRANSFER FEE[(5)]...................$25

PREMIUM TAXES[(6)]...........0% to 3.5%
(as a percentage of each Purchase Payment)


CONTRACT OWNER PERIODIC EXPENSES
The next tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options' fees and expenses.


CONTRACT MAINTENANCE CHARGE[(7)]....$30
(per Contract per year)


(1)The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as RMD payments in that same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. There is no free withdrawal privilege during the Annuity Phase or after you begin to receive Lifetime Plus Payments under one of the Lifetime Plus Benefits (5.09) (if applicable). Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. For more details and additional information on other penalty-free withdrawal options, please see the discussion of the free withdrawal privilege and other information that appears in section 8, Access to Your Money; and section 11.b, The Lifetime Plus Benefits (5.09).
  NOTE: No withdrawal charge applies if you select the No Withdrawal Charge Option at Contract issue. For more details and additional information, please see the discussion that appears in section 11.c, Other Optional Benefits - No Withdrawal Charge Option.
(2)The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charges).
(3)Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.

(4)If you select the No Withdrawal Charge Option, you must also select the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09).
(5)The first twelve transfers in a Contract Year are free. We do not count any transfers made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for the Target Date 10 Benefit (5.09) or any of the Lifetime Plus Benefits (5.09), against any free transfers we allow. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 6, Expenses - Transfer Fee.





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                                    27, 2009

(6)Although New York does not currently impose a premium tax, we reserve the right to reimburse ourselves for any premium tax we have to pay if imposed by New York in the future. If your Contract is subject to a premium tax, it is our current practice not to make deductions from the Contract to reimburse ourselves for premium taxes that we pay, although we reserve the right to make such a deduction in the future. For more information, please see section 6, Expenses - Premium Taxes.


(7)We waive this charge during the Accumulation Phase if the Contract Value is at least $100,000 at the time we are to deduct the charge. If the total Contract Value for all your Contracts that are registered with the same social security number is at least $100,000, we waive the charge on all of your Contracts. We do not assess this charge during the Annuity Phase. For more information, please see section 6, Expenses - Contract Maintenance Charge.

CONTRACT ANNUAL EXPENSES

                                                                                     MAXIMUM AND CURRENT    RIDER CHARGE DURING THE
                                                                                       M&E CHARGE[(8)]      ACCUMULATION PHASE[(9)]
                                                                                    ACCUMULATION  ANNUITY    CURRENT      MAXIMUM
                                                                                        PHASE      PHASE      RIDER        RIDER
                                                                                                   (10)]   CHARGE[(11)] CHARGE[(12)]
BASE CONTRACT                                                                           1.40%      1.40%        NA           NA
ADDITIONAL CHARGES FOR OPTIONAL BENEFITS[(13)]
  QUARTERLY VALUE DEATH BENEFIT[(14)]                                                   0.30%        NA         NA           NA
  BONUS OPTION[                                                                        ]0.50%      0.50%        NA           NA
  SHORT WITHDRAWAL CHARGE OPTION[(14)]                                                  0.25%        NA         NA           NA
  NO WITHDRAWAL CHARGE OPTION[(14),(15)                                                ]0.35%        NA         NA           NA
  TARGET DATE 10 BENEFIT (5.09)[(16)]                                                   0.55%        NA       0.55%        1.00%
                                                                                     applicable             applicable
                                                                                     only before             once the
                                                                                      the rider            rider charge
                                                                                    charge takes           takes effect
                                                                                       effect
  LIFETIME PLUS BENEFIT (5.09)[(16)]
     SINGLE LIFETIME PLUS PAYMENTS                                                      0.85%        NA       0.85%        1.90%
                                                                                      applicable            applicable
                                                                                     only before             once the
                                                                                      the rider            rider charge
                                                                                     charge takes          takes effect
                                                                                        effect
     JOINT LIFETIME PLUS PAYMENTS                                                       1.00%        NA       1.00%         2.10%
                                                                                      applicable            applicable
                                                                                     only before             once the
                                                                                      the rider            rider charge
                                                                                     charge takes          takes effect
                                                                                        effect
  LIFETIME PLUS 8 BENEFIT (5.09)[(16)]
     SINGLE LIFETIME PLUS PAYMENTS                                                      0.95%        NA       0.95%        2.00%
                                                                                      applicable            applicable
                                                                                     only before             once the
                                                                                      the rider            rider charge
                                                                                     charge takes          takes effect
                                                                                        effect
     JOINT LIFETIME PLUS PAYMENTS                                                       1.10%        NA       1.10%         2.20%
                                                                                      applicable            applicable
                                                                                     only before             once the
                                                                                      the rider            rider charge
                                                                                     charge takes          takes effect
                                                                                        effect
MAXIMUM CHARGE FOR A CONTRACT WITH THE QUARTERLY VALUE DEATH BENEFIT, BONUS OPTION,     3.30%      1.90%        NA       2.20% M&E
 AND JOINT LIFETIME PLUS PAYMENTS UNDER THE LIFETIME PLUS 8 BENEFIT (5.09)[ ]         applicable                        charge plus
                                                                                     only before                             a
                                                                                      the rider                            2.20%
                                                                                     charge takes                         maximum
                                                                                        effect                          rider charge
                                                                                                                          once the
                                                                                                                        rider charge
                                                                                                                        takes effect

(8)The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option. We assess the M&E charge against the Accumulation Unit value during the Accumulation Phase and against the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses - Mortality and Expense Risk (M&E) Charge.
(9)We do not assess a rider charge during the Annuity Phase.
(10)The Contract allows Partial Annuitization. It is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time and have different M&E charges. For example, if you have a Contract with the Quarterly Value Death Benefit and request a variable Partial Annuitization we would assess an annual M&E charge of 1.40% on the annuitized portion of the Contract, and an annual M&E charge of 1.70% on the portion that has not been annuitized. For more information, see section 3, The Annuity Phase - Partial Annuitization.
(11)The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under the Target Date 10 Benefit (5.09), or as a percentage of the Benefit Base under either of the Lifetime Plus Benefits (5.09). We calculate the rider charge daily beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010. We assess the rider charge quarterly and we deduct it for each quarter on the earlier of the next Quarterly Anniversary or when we deduct the final rider charge. The rider charge reduces the Contract Value (and Bonus Value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). For more information, please see section 6, Expense - Rider Charge.





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                                    27, 2009

(12)We reserve the right to change the rider charge on each Quarterly Anniversary that the benefit is in effect subject to the maximum rider charge. If we increase the rider charge for your selected benefit we will notify you in writing and allow you to terminate your benefit instead of accepting the increase to the rider charge. For more information, please see section 6, Expenses - Rider Charge.
(13)The additional charges listed here for the optional benefits apply to benefits that you select while this prospectus is in effect. Any benefits you add to your Contract in the future will be subject to the current and maximum additional M&E charges (or current and maximum rider charges) that are applicable at that time. Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.
(14)The additional M&E charge associated with this optional benefit will continue until the earlier of the benefit's termination, or when your Contract Value is reduced to zero.
(15)If you select the No Withdrawal Charge Option, you must also select either the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09).

(16)We only assess the additional M&E charge for the Target Date 10 Benefit (5.09) or either of the Lifetime Plus Benefits (5.09) before the first Quarterly Anniversary that occurs on or after January 1, 2010. Beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010 we will stop deducting this additional M&E charge and begin assessing the rider charge. The additional charges associated with the Target Date 10 Benefit (5.09) and Lifetime Plus Benefits (5.09) will continue until the earlier of the termination of your benefit, or when your Contract Value is reduced to zero.

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS
This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2008, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option's average daily net assets.



                                                                  MINIMUM MAXIMUM
Total annual Investment Option operating expenses*                 0.63%   1.93%
(including management fees, distribution or 12b-1 fees,
and other expenses) before fee waivers and expense reimbursements


* Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options, including the amount and effect of any waivers and/or reimbursements.

EXAMPLES
The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers.

You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.


The entire $30 contract maintenance charge is deducted in the examples at the end of each year during the Accumulation Phase. Please note that this charge does not apply during the Annuity Phase or during the Accumulation Phase if your Contract Value at the end of year is at least $100,000. These examples assume we are assessing the rider charge as a percentage of the Benefit Base for the Lifetime Plus 8 Benefit (5.09) during all of the periods listed below.

Transfer fees may apply, but are not reflected in these examples.


For additional information, see section 6, Expenses.





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                                    27, 2009

If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.
  (a)Maximum charges for a Contract with the Quarterly Value Death Benefit, Bonus Option, and the Lifetime Plus 8 Benefit (5.09) with joint Lifetime Plus Payments (which carries the highest potential charge of a 2.20% M&E charge and a 2.20% maximum rider charge).
  (b)Current charges for a Contract with the Quarterly Value Death Benefit, Bonus Option, and the Lifetime Plus 8 Benefit (5.09)[(1)] with joint Lifetime Plus Payments (which carries an M&E charge of 2.20% and a rider charge of 1.10%).
  (c)The Base Contract (which carries the lowest potential charge of a 1.40% M&E charge).


TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES           1 YEAR 3 YEARS 5 YEARS 10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a)  $1,524 $2,905  $4,177   $7,168
1.93% (the maximum Investment Option operating expense) b)  $1,409 $2,550  $3,569   $5,891
                                                        c)  $1,216 $1,864  $2,386   $3,922
                                                        a)  $1,395 $2,536  $3,592   $6,162
0.63% (the minimum Investment Option operating expense) b)  $1,280 $2,176  $2,968   $4,809
                                                        c)  $1,086 $1,477  $1,743   $2,658



If you do not take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.


TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES           1 YEAR 3 YEARS 5 YEARS 10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a)   $674  $2,055  $3,477   $7,168
1.93% (the maximum Investment Option operating expense) b)   $559  $1,700  $2,869   $5,891
                                                        c)   $366  $1,114  $1,886   $3,922
                                                        a)   $545  $1,686  $2,892   $6,162
0.63% (the minimum Investment Option operating expense) b)   $430  $1,326  $2,268   $4,809
                                                        c)   $236   $727   $1,243   $2,658

If you take a Full Annuitization[(2)] of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES           1 YEAR 3 YEARS 5 YEARS 10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                        a)   $644  $2,025  $3,447   $7,138
1.93% (the maximum Investment Option operating expense) b)   $529  $1,670  $2,839   $5,861
                                                        c)   $336  $1,084  $1,856   $3,892
                                                        a)   $515  $1,656  $2,862   $6,132
0.63% (the minimum Investment Option operating expense) b)   $400  $1,296  $2,238   $4,779
                                                        c)   $206   $697   $1,213   $2,628

(1)We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary that the benefit is in effect subject to the maximum charge applicable to your selected benefit. If we increase the rider charge for your selected benefit, we will notify you in writing.
(2)Annuity Payments are generally not available until 13 months after your Issue Date.

As of the end of the most recent fiscal year, ended December 31, 2008, no Contracts with the highest charges currently offered by this prospectus had been sold. Therefore, we have not provided any condensed financial information for these Contracts. However, Appendix B contains condensed financial information regarding the Accumulation Unit Values (AUVs) for the highest and lowest M&E charges for Contracts that were available as of December 31, 2008. See the








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                                    27, 2009
appendix to the Statement of Additional Information regarding the AUVs for other M&E expense levels for Contracts that were available as of December 31, 2008.


1. THE VARIABLE ANNUITY CONTRACT
An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life of New York), where you make payments to us and, in turn, we promise to make regular periodic income payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. FOR QUALIFIED CONTRACTS, THE TAX DEFERRAL IS PROVIDED THROUGH COMPLIANCE WITH SPECIALIZED TAX-QUALIFICATION RULES, AND YOU DO NOT RECEIVE ANY ADDITIONAL TAX BENEFIT BY PURCHASING THE CONTRACT. HOWEVER, THE CONTRACT MAY OFFER OTHER FEATURES THAT MEET YOUR NEEDS. ACCORDINGLY, IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSIDER PURCHASING THIS CONTRACT FOR ITS DEATH BENEFIT, ANNUITY BENEFITS AND OTHER NON-TAX DEFERRAL RELATED BENEFITS. PLEASE CONSULT A TAX ADVISER FOR INFORMATION SPECIFIC TO YOUR CIRCUMSTANCES TO DETERMINE WHETHER A QUALIFIED CONTRACT IS AN APPROPRIATE INVESTMENT FOR YOU.

The Contract has an Accumulation Phase and an Annuity Phase. You can take withdrawals from the Contract during the Accumulation Phase and, subject to certain restrictions, you can make additional Purchase Payments.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.
o The Business Day before the Income Date if you take a Full
  Annuitization.
o The Business Day we process your request for a full withdrawal.
o Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), it will terminate on the Business Day we receive in good order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the spouse of the deceased continues the Contract.


The Annuity Phase is the period during which we will make Annuity Payments from the Contract. Annuity Payments must begin on a designated date (the Income Date) that is at least 13 months after your Issue Date. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization. The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible that some portion of the Contract will be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have terminated, as indicated in section 3, The Annuity Phase.


The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select. You cannot invest in more than 15 Investment Options at any one time. Contracts with the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09) will be subject to restrictions on allocations and transfers into certain Investment Options (see the "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" discussion in section 11.a, The Target Date 10 Benefit (5.09) and section 11.b, The Lifetime Plus Benefits (5.09); see also Appendix D). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options.

We will not make any changes to your Contract without your permission except as may be required by law.

THE CONTRACT WILL TERMINATE WHEN:
o the Accumulation Phase has terminated,
o the Annuity Phase has terminated, and/or
o all applicable death benefit payments have been made.

OWNERSHIP
OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our








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approval, any ownership change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER
A Non-Qualified Contract can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we require the signature of both Owners on any forms that are submitted to our Service Center, unless we allow otherwise.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant.

ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant and you can add a joint Annuitant for the Annuity Phase if you take a Full Annuitization. You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual (for example, a qualified plan or trust). You cannot change the Annuitant if the Contract is owned by a non-individual, but you can add a joint Annuitant (subject to our approval) for the Annuity Phase if you take a Full Annuitization. For Qualified Contracts, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement.

DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE IMPORTANT IMPACTS ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

PAYEE
The Payee is the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner will receive tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner unless the Contract is a Qualified Contract owned by a qualified plan. The Owner can change the Payee at any time, subject to our approval, provided that designation of a Payee is consistent with federal and state laws and regulations.

BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit will be paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary will be the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we will pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, for tax reasons, Joint Owners who are not spouses may not appoint any contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we will pay the death benefit to the estate of the Joint Owner who died last.

ASSIGNMENT OF A CONTRACT
An authorized request specifying the terms of an assignment of a Contract must be provided to our Service Center and approved by us. We will not be liable for any payment made or action taken before we record the assignment. An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS (5.09): If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. Exceptions to the removal of a Contract assignment may be made in order to comply with applicable law.






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2. PURCHASE
PURCHASE PAYMENTS
A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and Annuitant(s) must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows.
o If you select the No Withdrawal Charge Option, the minimum initial payment we will accept is $25,000. For all other Contracts, the minimum initial payment we will accept is $10,000.


o You can make additional Purchase Payments of $50 or more during the Accumulation Phase.


o YOU CANNOT MAKE ANY ADDITIONAL PURCHASE PAYMENTS TO THE CONTRACT:
  - AFTER THE INCOME DATE THAT YOU TAKE A FULL ANNUITIZATION (INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE);
  - AFTER YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS (5.09); OR
  - IF YOU SELECT THE TARGET DATE 10 BENEFIT (5.09), ON OR AFTER THE THIRD CONTRACT ANNIVERSARY THAT OCCURS AFTER THE RIDER EFFECTIVE DATE. HOWEVER, IF YOU REMOVE THE TARGET DATE 10 BENEFIT (5.09) FROM YOUR CONTRACT, THIS RESTRICTION WILL NO LONGER APPLY.
o The maximum total amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life of New York variable annuities).
PURCHASE PAYMENTS TO QUALIFIED CONTRACTS MUST NOT BE GREATER THAN ALLOWED UNDER FEDERAL LAW AND MUST BE FROM EARNED INCOME OR A QUALIFIED TRANSFER. PURCHASE PAYMENTS TO QUALIFIED CONTRACTS OTHER THAN FROM A QUALIFIED TRANSFER MAY BE RESTRICTED AFTER THE OWNER REACHES AGE 70 1/2.

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment in order to comply with state and/or federal law.


AUTOMATIC INVESTMENT PLAN (AIP)
The AIP is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. You may stop or change the AIP at any time. We must be notified by the first of the month in order to stop or change the AIP for that month. If the AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions. The AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

IF YOU SELECT THE TARGET DATE 10 BENEFIT (5.09), YOU CAN ONLY PARTICIPATE IN THE AIP DURING THE FIRST THREE CONTRACT YEARS AFTER YOU ADD THE BENEFIT TO YOUR CONTRACT. THE AIP ALSO WILL NO LONGER BE AVAILABLE TO YOU AFTER THE INCOME DATE ON WHICH YOU TAKE A FULL ANNUITIZATION, OR AFTER THE BENEFIT DATE ON WHICH YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS (5.09). HOWEVER, IF YOU TERMINATE THE TARGET DATE 10 BENEFIT (5.09) OR ONE OF THE LIFETIME PLUS BENEFITS (5.09), THE AIP WILL AGAIN BE AVAILABLE TO YOU.


ALLOCATION OF PURCHASE PAYMENTS
We do not currently accept allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future. When you purchase a Contract, we will allocate your initial Purchase Payment to the Investment Options you selected according to your instructions. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Options will not change the allocation instructions for any future additional Purchase Payments. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them according to your most recent allocation instructions. If you select the Target Date 10 Benefit (5.09), we will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in
section 11.a, The Target Date 10 Benefit (5.09); see also Appendix D.) In addition, if you select one of the Lifetime Plus Benefits








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(5.09), your allocation instructions must always comply with the restrictions that are set out in section 11.b, The Lifetime Plus Benefits (5.09).

You may provide us with new allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center. The new allocation instructions will be effective for Purchase Payments received on or after the Business Day we receive your notice or instructions in good order at our Service Center. If you change your allocation instructions and you are participating in the automatic investment plan or the flexible rebalancing program, your allocation instructions must include directions for the plan/program.

If you select the Bonus Option, we will allocate any applicable bonus in the same way as the corresponding Purchase Payment.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we will always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we will issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to the Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your registered representative, we will not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be "received" when it is received at our Service Center regardless of how or when you made the payment.


If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide information about you or your Contract to government regulators. In addition, we may be required to block an Owner's Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, Lifetime Plus Payments, Cumulative Withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.


TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can make a "tax-free" exchange under
Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
o you might have to pay a withdrawal charge on your previous contract,
o there will be a new withdrawal charge period for this Contract,
o other charges under this Contract may be higher (or lower),
o the benefits may be different, and
o you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission on each contract sale). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

FAXED APPLICATIONS
We will accept Contract applications delivered in writing, as well as via fax. It is important that you verify that we have received any faxed application you send. We are not liable for faxed transaction requests that were sent by you but not received by us. We will treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system, whether it is ours, yours, your service provider's, or your registered representative's can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should submit your application in writing to our Service Center. We reserve the right to discontinue or modify the faxed








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application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. When you cancel the Contract within this time period, we will not assess a withdrawal charge. You will receive your Contract Value (less any bonus) as of the day we receive your request. This may be more or less than your initial Purchase Payment. If you select the Bonus Option and cancel your Contract during the free look/right-to-examine period, you will forfeit your entire bonus. (See section 11.c, Other Optional Benefits - Bonus Option.) If you purchased this Contract as an IRA, we are required to refund your Purchase Payment (not including any bonus) less withdrawals if you decide to cancel your Contract within the free look period. In these instances, if you cancel your Contract you will receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund the Purchase Payment, we reserve the right to allocate your initial Purchase Payment (and any bonus if you select the Bonus Option) to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we will re-allocate your money as you selected. If we are required to refund the Purchase Payments and you cancel your Contract or we reject your application, you will receive the greater of Purchase Payments less withdrawals or Contract Value, regardless of how your Purchase Payments were allocated. The free look provision under the Contract is also called the right to examine.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE
The Contract Value in the subaccounts will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value will also be affected by the charges of the Contract. In order to keep track of your Contract Value in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for the Purchase Payment (and any bonus if applicable) at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day will receive the next Business Day's price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:
o dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding Business Day,
o adding any applicable dividends or capital gains, and


o multiplying this result by one minus the amount of the M&E charge for the current Business Day, and any additional calendar days since the immediately preceding Business Day.


We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate your Contract Value in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary will reflect the number and value of the Accumulation Units at the end of the previous Business Day.)

EXAMPLE
o On Wednesday, we receive at our Service Center an additional Purchase
  Payment of $3,000 from you before the end of the Business Day.
o When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on the Investment Option you chose is $13.25.
We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with
226.41509 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day's price.






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3. THE ANNUITY PHASE
You can apply your Contract Value to regular periodic income payments (Annuity Payments). A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee will receive the Annuity Payments. You will receive tax reporting on those payments, however, whether or not you are the Payee. We may require proof of the Annuitant(s)'age before making any life contingent Annuity Payment. If the age or gender of the Annuitant(s) have been misstated, the amount payable will be the amount that would have been provided at the true age or gender.


NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOU HAVE NOT REDUCED YOUR CONTRACT VALUE TO ZERO. At our discretion, we may extend the maximum permitted Income Date subject to the requirements of applicable law. The maximum permitted Income Date may vary depending on the broker/dealer you purchase your Contract through and your state of residence. UPON FULL ANNUITIZATION YOU WILL NO LONGER HAVE A CONTRACT VALUE, OR ANY BENEFITS OR BENEFIT INCREASES BASED ON CONTRACT VALUE. IN ADDITION, THE DEATH BENEFIT WILL TERMINATE AND ANY PERIODIC WITHDRAWAL OR INCOME PAYMENTS OTHER THAN ANNUITY PAYMENTS WILL STOP. You will not be required to take a Full Annuitization on the maximum permitted Income Date if your Contract Value has been reduced to zero. On the maximum permitted Income Date, if your Contract Value is greater than zero, we base Annuity Payments on your Contract Value if your Contract does not include a Lifetime Plus Benefit (5.09), or if it includes a Lifetime Plus Benefit (5.09) but Lifetime Plus Payments have not begun. If you have not selected an Annuity Option we will make payments under the default option described in the "Annuity Payments" discussion of this section. However, if your Contract Value is greater than zero and your Contract includes a Lifetime Plus Benefit (5.09) and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. In addition, if you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, you will instead receive the greater of the following. However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.


For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 1 based on the greater of the Contract Value or Cumulative Withdrawal Value; or
o the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then the fixed Annuity Payments will equal the greatest of:
o annual fixed Annuity Payments under Annuity Option 3 based on the greater of the Contract Value or Cumulative Withdrawal Value; or
o the current annual maximum Lifetime Plus Payment available to you.

In addition, if on the maximum permitted Income Date the current annual maximum Lifetime Plus Payment is greater than the annual fixed Annuity Payment based on the Contract Value, we will send you any remaining Cumulative Withdrawal Value.

INCOME DATE
The Income Date is the date Annuity Payments will begin. Your Income Date is specified in your Contract as the maximum permitted date allowed for your Contract, which is the first day of the calendar month following the Annuitant's 90th birthday. This limitation may not apply when the Contract is issued to a charitable remainder trust. You can make an authorized request for a different Income Date after the Issue Date, however, any such request is subject to our approval. Your Income Date must be the first day of a calendar month and must be at least 13 months after the Issue Date. The Income Date will never be later than what is permitted under applicable law. An earlier Income Date may be required to satisfy minimum required distribution rules under certain Qualified Contracts.





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PARTIAL ANNUITIZATION
PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO EVERYONE. THERE CAN BE ONLY ONE OWNER, THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT.

You can take Partial Annuitizations after 13 months. However, if your Contract includes one of the Lifetime Plus Benefits (5.09), you cannot take a Partial Annuitization after you begin receiving Lifetime Plus Payments. Partial Annuitizations are also not available after you take a Full Annuitization. If you take a Full Annuitization, the Accumulation Phase of the Contract will end.

You can take one Partial Annuitization every 12 months. THE MAXIMUM NUMBER OF ANNUITIZATIONS WE ALLOW AT ANY ONE TIME IS FIVE. We do not allow you to allocate additional Contract Value to an existing stream of Annuity Payments. You also cannot transfer any amounts allocated to a stream of Annuity Payments to any other portion of the Contract. If you have four Partial Annuitizations and you would like to take a fifth, you must take a Full Annuitization and apply the entire remaining Contract Value to Annuity Payments, and the Accumulation Phase of the Contract will end. The amounts you apply to a Partial Annuitization and Annuity Payments we make under a Partial Annuitization are not subject to the withdrawal charge.

A Partial Annuitization will decrease the Contract Value, the Withdrawal Charge Basis, and the death benefit. A Partial Annuitization will also decrease the Benefit Base for Contracts with one of the Lifetime Plus Benefits (5.09), and it will decrease the Target Value for Contracts with the Target Date 10
Benefit (5.09). This will decrease the amounts available for withdrawals, Lifetime Plus Payments, Cumulative Withdrawals, additional Annuity Payments, and payment of the death benefit. For more information, see section 11.a, The Target Date 10 Benefit (5.09); 11.b, The Lifetime Plus Benefits (5.09); section 6, Expenses - Withdrawal Charge; and see the discussion of the death benefit that applies to your Contract in section 10, Death Benefit or section 11.c, Other Optional Benefits - Quarterly Value Death Benefit.

FOR TAX PURPOSES, ANNUITY PAYMENTS WE MAKE UNDER A PARTIAL ANNUITIZATION WILL BE TREATED AS PARTIAL WITHDRAWALS AND NOT AS ANNUITY PAYMENTS. However, once the Contract Value has been reduced to zero, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes. If you take a Partial Annuitization(s) and subsequently take a full withdrawal of the entire remaining Contract Value, all Annuity Payments we make on or after the Business Day you take the withdrawal, should be treated as annuity payments (and not withdrawals) for tax purposes.


If the Annuity Payments we make are treated as withdrawals (and not annuity payments) for tax purposes, under Non-Qualified Contracts, any gains in the entire Contract will be considered to be distributed before Purchase Payments and will be subject to ordinary income tax. For Qualified Contracts, in most cases, the entire Annuity Payment we make under a Partial Annuitization will be subject to ordinary income taxes. If any Owner is younger than age 59 1/2, the taxable portion of the Annuity Payments we make under a Partial Annuitization may also be subject to a 10% federal penalty tax. Partial Annuitizations may also affect the tax treatment of any future Annuity Payments. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING A PARTIAL ANNUITIZATION.


ANNUITY OPTIONS
You can choose one of the income plans (Annuity Options) described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. For example, the guaranteed initial monthly fixed payout rates under Annuity Option 4 with a guarantee period of 20 years or more are the lowest fixed rates we offer, and the guaranteed initial monthly fixed payout rates under Annuity Option 1 are the highest fixed rates we offer. Annuity Payments will also be lower if you request Annuity Payments at an early age (for example, when the Annuitant is age 50) as opposed to waiting until the Annuitant is older (for example, when the Annuitant is age 70).

OPTION 1. LIFE ANNUITY. We will make Annuity Payments during the life of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

OPTION 2. LIFE ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period.








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Alternatively, the Owner may elect to receive a lump sum payment. Under a
Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the Annuitant's death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of the Annuitant's death and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. Under a Partial Annuitization, this Annuity Option is only available for variable payouts; this Annuity option is not available for fixed Partial Annuitizations.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments will stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the last surviving joint Annuitant's death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of death of both joint Annuitants and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.


OPTION 5. REFUND LIFE ANNUITY. We will make Annuity Payments during the lifetime of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:
  (A)= Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant's death is received at our Service Center.
  (B)= The amount applied to variable Annuity Payments on the Income Date.
  (C)= Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant's death is received at our Service Center.
  (D)= The number of Annuity Units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant's death is received at our Service Center.
  (E)= Dollar value of first variable Annuity Payment.
  (F)= Number of variable Annuity Payments made since the Income Date.

We will base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant's death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.





 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

EXAMPLE
o The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item "B").
o The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item "C").
o The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is: $6.15 x ($100,000 / $1,000) = $615 (item "E").
o Assume the Annuity Unit value on the Income Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 =
  51.25 (item "D").
o The Owner who is also the Annuitant dies after receiving 62 Annuity
  Payments (item "F") and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $15 (item "A").


WE CALCULATE THE REFUND AS FOLLOWS:
(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]} = 15 x {[100,000 x 1.00 x (51.25 /
615)] - [51.25 x 62]} =

15 x {[100,000 x 0.083333] - 3,177.50} = 15 x {8,333.33 - 3,177.50} = 15 x
5,155.83 = $77,337.50

ANNUITY PAYMENTS
Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Annuity Payments under Annuity Options 1-5 as:
o a variable payout,
o a fixed payout, or
o a combination of both.

If you do not choose an Annuity Option before the Income Date, we will make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments. We base Annuity Payments on your Contract Value if your Contract does not include a Lifetime Plus Benefit (5.09), or if it includes a Lifetime Plus Benefit (5.09) but Lifetime Plus Payments have not begun. If your Contract includes a Lifetime Plus Benefit (5.09) and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. However, if the Income Date is the maximum permitted Income Date and you are receiving Lifetime Plus Payments, you will receive payments as indicated in the note that appears at the beginning of this section.


Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we will base variable Annuity Payments on the investment allocations that were in place on the Income Date. We will not allow you to apply amounts of less than $2,000 to an Annuity Option. If your Contract Value is less than $2,000 on the Income Date, we will pay that amount to you. We may change the frequency of your Annuity Payments if the amount of the payment is less than $20. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract.


If you choose to have any portion of the Annuity Payments based on the investment performance of the Investment Option(s), the dollar amount of the payments will depend upon the following factors.


o The Contract Value on the Income Date.


o The age of the Annuitant and any joint Annuitant on the Income Date.
o The gender of the Annuitant and any joint Annuitant, where permitted.
o The Annuity Option you select.
o The assumed investment rate (AIR) you select.
o The mortality table specified in the Contract.
o The future performance of the Investment Option(s) you select.








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

You can choose an AIR of either 3% or 4.5%. Using a higher AIR results in a higher initial variable Annuity Payment, but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Annuity Payments will increase. Similarly, if the actual performance is less than the AIR you selected, the variable Annuity Payments will decrease.

EACH PORTION OF THE CONTRACT THAT YOU APPLY TO ANNUITY PAYMENTS WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o Under Annuity Options 1 and 3, the death of the last surviving
  Annuitant.
o Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.
o Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
o Contract termination.


4. INVESTMENT OPTIONS
The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

YOU SHOULD READ THE INVESTMENT OPTIONS' PROSPECTUSES CAREFULLY. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options' prospectuses. TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE INVESTMENT OPTIONS, CONTACT YOUR REGISTERED REPRESENTATIVE OR CALL US AT THE TOLL FREE TELEPHONE NUMBER LISTED AT THE BACK OF THIS PROSPECTUS. We will send copies of the Investment Options' prospectuses to you when we issue the Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. The classes of shares currently offered by this Contract are listed in the table of annual operating expenses for each Investment Option that appears in Appendix A. For more information about share classes, see the Investment Options' prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.


Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust), including the AZL FusionPortfolios, is a "fund of funds" and diversifies its assets by investing in the shares of several other affiliated mutual funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz VIP Fund of Funds Trust and the Allianz VIP Fund of Funds Trust does not pay service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Nicholas-Applegate Capital Management, Oppenheimer Capital LLC and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.


                               INVESTMENT OPTIONS

    INVESTMENT        NAME OF     ASSET CATEGORY      OBJECTIVE(S)                           PRIMARY INVESTMENTS
MANAGEMENT COMPANY   INVESTMENT                                                          (Normal market conditions)
       AND             OPTION
ADVISER/SUBADVISER
AIM
Managed by Allianz AZL AIM        International  Long-term growth of     At least 80% of its assets in a diversified portfolio of
Investment         International      Equity     capital                 international equity securities whose issuers are
Management         Equity Fund                                           considered by the fund's subadviser to have strong earnings
LLC/Invesco Aim                                                          momentum.
Capital
Management, Inc.
BLACKROCK
Managed by Allianz AZL BlackRock   Large Growth  Long-term growth of     Invests at least 80% of total assets in common and
Investment         Capital                       capital                 preferred stock and securities convertible into common and
Management         Appreciation                                          preferred stock of mid-size and large-size companies.
LLC/BlackRock      Fund
Capital
Management, Inc.
                   AZL BlackRock   Large Growth  Maximum long-term       Invests at least 80% of total assets in common and
                   Growth Fund                   capital appreciation    preferred stock and securities convertible into common and with minimum long-term  preferred stock of mid- and large-size companies.
                                                 risk to principal
                   AZL            International  Match the performance   Invests at least 80% of its assets in a statistically
                   International      Equity     of the MSCI             selected sampling of equity securities of companies
                   Index Fund                    EAFE(R)  included in the Morgan Stanley Capital Inernational Europe,
                                                 Index as closely as     Australia and Far East Index (MSCI EAFE) and in derivative
                                                 possible                instruments linked to the MSCI EAFE index.
Managed by Allianz AZL Money           Cash      Current income          Invests in a broad range of short-term, high quality U.S.
Investment         Market Fund      Equivalent   consistent with         dollar-denominated money market instruments, including
Management                                       stability of principal  government, U.S. and foreign bank, commercial and other
LLC/BlackRock                                                            obligations. During extended periods of low interest rates,
Institutional                                                            and due in part to contract fees and expenses, the yield of
Management                                                               the AZL Money Market Fund may also become extremely low and
Corporation                                                              possibly negative.
Managed by         BlackRock        Specialty    High total investment   Invests in both equity and debt securities of issuers
BlackRock          Global                        return                  located around the world to achieve a combination of
Advisors,          Allocation                                            capital growth and income.
LLC/BlackRock      V.I. Fund
Investment
Management, LLC
and BlackRock
Asset Management
U.K. Limited
COLUMBIA
Managed by Allianz AZL Columbia      Mid Cap     Long-term growth of     Invests at least 80% of net assets in equity securities of
Investment         Mid Cap Value                 capital                 companies that have market capitalizations in the range of
Management         Fund                                                  the companies in the Russell Midcap(R) Value
LLC/Columbia                                                             Index at the time of purchase that the fund's subadviser
Management                                                               believes are undervalued and have the potential for long-
Advisors, LLC                                                            term growth.
                   AZL Columbia     Small Cap    Long-term capital       Invests at least 80% of net assets in equity securities of
                   Small Cap                     appreciation            companies with market capitalizations in the range of the
                   Value Fund                                            companies in the Russell 2000 Value Index(R)
                                                                         at the time of purchase that the subadviser believes are
                                                                         undervalued.
                   AZL Columbia     Specialty    Capital Appreciation    At least 80% of its total net assets in common stocks of
                   Technology                                            U.S and foreign technology companies that may benefit from
                   Fund                                                  technological improvements, advancements or developments.








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

DAVIS
Managed by    AZL Davis     Large   Long-term growth of   Invests the majority of assets in equity securities issued by large
Allianz       NY Venture    Value   capital               companies with market capitalizations of at least $10 billion.
Investment    Fund
Management
LLC/Davis
Selected
Advisers,
L.P.
Managed by    Davis VA    Specialty Long-term growth of   At least 80% of net assets in securities issued by companies principally
Davis         Financial             capital               engaged in the financial services sector.
Advisors      Portfolio
DREYFUS
Managed by    AZL Dreyfus   Large   Long-term growth of   Primarily invests in common stocks of large, well-established and mature
Allianz       Equity       Growth   capital and income    companies. Normally invests at least 80% of its net assets in stocks that
Investment    Growth Fund                                 are included in a widely recognized index of stock market performance. May
Management                                                invest in non-dividend paying companies if they offer better prospects for
LLC/Founders                                              capital appreciation. May invest up to 30% of its total assets in foreign
Asset                                                     securities.
Management
LLC
Managed by    AZL S&P 500   Large   Match total return of Normally invests in all 500 stocks in the S&P 500(R) in
Allianz       Index Fund    Blend   the S&P               proportion to their weighting in the index.
Investment                          500(R)
Management
LLC/The
Dreyfus
Corporation
              AZL Small   Small Cap Match performance of  Invests in a representative sample of stocks included in the S&P SmallCap
              Cap Stock             the S&P SmallCap 600  600 Index(R), and in futures whose performance is related
              Index Fund            Index{reg-trade-mark} to the index, rather than attempt to replicate the index.
FIRST TRUST
Managed by    AZL First     Large   Total Return          Invests primarily in common stocks of companies that are identified by a
Allianz       Trust         Blend                         model based on an allocation of 50% in two separate strategies that seek
Investment    Target                                      to provide above-average total return.
Management    Double Play
LLC/First     Fund
Trust
Advisors L.P.
FRANKLIN TEMPLETON
Managed by    AZL         Small Cap Long-term total       Under normal market conditions, invests at least 80% of its net assets in
Allianz       Franklin              return                investments of small capitalization companies similar to those that
Investment    Small Cap                                   comprise the Russell 2500{trademark} Index at the time of investment.
Management    Value Fund
LLC/Franklin
Advisory
Services, LLC
Managed by    AZL          A "Fund  Long-term capital     Invests in a combination of subportfolios or strategies, each of which is
Allianz       Franklin    of Funds" appreciation, with    managed by an asset manager that is part of Franklin Templeton.
Investment    Templeton     Model   income as a secondary
Management    Founding    Portfolio goal
LLC/Franklin  Strategy
Mutual        Plus Fund
Advisers,
LLC,
Templeton
Global
Advisors
Limited, and
Franklin
Advisers,
Inc.
Managed by    Franklin      High-   High current income   Invests primarily to predominantly in debt securities offering high yield
Franklin      High Income   Yield   with capital          and expected total return.
Advisers,     Securities    Bonds   appreciation as a
Inc.          Fund                  secondary goal
              Franklin    Specialty Maximize income while Normally invests in debt and equity securities, including corporate,
              Income                maintaining prospects foreign and U.S. Treasury bonds and stocks with dividend yields the
              Securities            for capital           manager believes are attractive.
              Fund                  appreciation


Administered  Franklin      Model   Capital appreciation  Invests equal portions in Class 1 shares of the Franklin Income Securities
by Franklin   Templeton   Portfolio with income as a      Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Templeton     VIP         (Fund of  secondary goal.
Services, LLC Founding     Funds)
              Funds
              Allocation
              Fund
Managed by    Franklin     Short-   Income                At least 80% of its net assets in U.S. government securities and normally
Franklin      U.S.          Term                          invests primarily in fixed and variable rate mortgage-backed securities.
Advisers,     Government    Bonds
Inc.          Fund









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

                   Franklin Zero Intermediate-  As high an     Normally invests at least 80% of its net assets in zero coupon debt
                   Coupon Fund     Term Bonds   investment     securities. The fund will mature in December of 2010 and will then no
                   2010                         return as is   longer be available as an Investment Option under the Contract. For
                                                consistent     additional information regarding the maturity of the fund, please see
                                                with capital   the Franklin Zero Coupon Fund prospectus.
                                                preservation
Managed by         Mutual Global International  Capital        Invests primarily in U.S. and foreign equity securities that the
Franklin Mutual    Discovery         Equity     appreciation   manager believes are undervalued. The fund also invests, to a lesser
Advisers,          Securities                                  extent, in risk arbitrage securities and distressed companies.
LLC/Franklin       Fund
Templeton
Investment
Management Limited
Managed by         Mutual Shares  Large Value   Capital        Invests primarily in U.S. and foreign equity securities that the
Franklin Mutual    Securities                   appreciation,  manager believes are undervalued. The fund also invests, to a lesser
Advisers, LLC      Fund                         with income as extent, in risk arbitrage securities and distressed companies.
                                                a secondary
                                                goal
Managed by         Templeton     Intermediate-  High current   Normally invests at least 80% of its net assets in bonds, which
Franklin Advisers, Global Bond     Term Bonds   income,        include debt securities of any maturity, such as bonds, notes, bills
Inc.               Securities                   consisent with and debentures. The fund may invest a portion of its total assets in
                   Fund                         preservation   bonds rated below investment grade and a significant portion of its
                                                of capital,    assets in foreign securities.
                                                with capital
                                                appreciation
                                                as a secondary
                                                consideration
Managed by         Templeton     International  Long-term      Normally invests primarily in equity securities of companies located
Templeton Global   Growth            Equity     capital growth anywhere in the world, including those in the U.S. and in emerging
Advisors           Securities                                  markets.
Limited/Templeton  Fund
Asset Management
Ltd.
FUND OF FUNDS
Managed by Allianz AZL Allianz     A "Fund of   Long-term      Normally invests in a combination of AGI Mutual Funds, with 45% to
Investment         Global         Funds" Model  capital        65% of the Fund's assets allocated to equity investments and 35% to
Management LLC     Investors       Portfolio    appreciation   55% allocated to fixed income investments.
                   Select Fund                  with
                                                preservation
                                                of capital
                   AZL Balanced    A "Fund of   Long-term      Invests primarily in a combination of five underlying bond and equity
                   Index          Funds" Model  capital        index funds.
                   Strategy Fund   Portfolio    appreciation
                                                with
                                                preservation
                                                of capital
                   AZL Fusion      A "Fund of   Long-term      Allocation among the underlying investments, to achieve a range
                   Balanced Fund  Funds" Model  capital        generally from 40% to 60% of assets in equity funds with the
                                   Portfolio    appreciation   remaining balance invested in fixed income funds.
                                                with
                                                preservation
                                                of capital as
                                                an important
                                                consideration
                   AZL Fusion      A "Fund of   Long-term      Allocation among the underlying investments, to achieve a range
                   Conservative   Funds" Model  capital        generally from 25% to 45% of assets in equity funds with the
                   Fund            Portfolio    appreciation   remaining balance invested in fixed income funds.
                                                with
                                                preservation
                                                of capital as
                                                an important
                                                consideration
                   AZL Fusion      A "Fund of   Long-term      Allocation among the underlying investments, to achieve a range
                   Growth Fund    Funds" Model  capital        generally from 70% to 90% of assets in equity funds with the
                                   Portfolio    appreciation   remaining balance invested in fixed income funds.
                   AZL Fusion      A "Fund of   Long-term      Allocation among the underlying investments, to achieve a range
                   Moderate Fund  Funds" Model  capital        generally from 55% to 75% of assets in equity funds with the
                                   Portfolio    appreciation   remaining balance invested in fixed income funds.
                   AZL Moderate    A "Fund of   Long-term      Invests primarily in a combination of five underlying bond and equity
                   Index          Funds" Model  capital        index funds.
                   Strategy Fund   Portfolio    appreciation







 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

JENNISON
Managed by Allianz AZL Jennison    Large Blend   Long-term growth of  At least 80% of its total assets in approximately 40 (which
Investment         20/20 Focus                   capital              may range up to 45) equity and equity-related securities of
Management         Fund                                               companies that the subadviser believes have strong capital
LLC/Jennison                                                          appreciation potential.
Associates LLC
J.P. MORGAN
Managed by Allianz AZL JPMorgan    Large Blend   Long-term growth of  Invests at least 80% of its net assets, plus any borrowings
Investment         Large Cap                     capital              for investment purposes, primarily in equity securities of
Management         Equity Fund                                        large- and medium-capitalization U.S. companies.
LLC/J.P. Morgan
Investment
Management, Inc.
                   AZL JPMorgan    Large Blend   High total return    Invests at least 80% of its net assets, plus any borrowings
                   U.S. Equity                                        for investment purposes, primarily in equity securities of
                   Fund                                               large- and medium-capitalization U.S. companies.
NICHOLAS-APPLEGATE
Managed by Allianz AZL NACM       International  Maximum long-term    At least 80% of its net assets in securities of companies in
Investment         International      Equity     capital appreciation developed countries located outside the U.S., represented in
Management         Fund                                               the Morgan Stanley Capital International Europe Australasia
LLC/Nicholas-                                                         Far East (MSCI EAFE) Index.
Applegate Capital
Management, LLC


OPPENHEIMER CAPITAL
Managed by Allianz AZL OCC Growth  Large Growth  Long-term growth of  Invests at least 65% of its assets in common stocks of
Investment         Fund                          capital with income  "growth" companies with market capitalizations of at least $5
Management LLC/                                  as an incidental     billion.
Oppenheimer                                      consideration
Capital LLC
                   AZL OCC          Small Cap    Capital appreciation At least 65% of its assets in common stocks of "growth"
                   Opportunity                                        companies with market capitalizations of less than $2 billion
                   Fund                                               at the time of investment.
Managed by Allianz OpCap Mid Cap     Mid Cap     Long-term capital    Invests at least 80% of its net assets in equity securities of
Global Investors   Portfolio                     appreciation         companies with market capitalizations between $500 million and
Fund Management                                                       $15 billion at the time of purchase that the adviser believes
LLC                                                                   are undervalued in the marketplace.


OPPENHEIMERFUNDS
Managed by Allianz AZL            International  Capital appreciation Invests mainly in common stocks of mid and large-cap companies
Investment         Oppenheimer        Equity                          in the U.S. and foreign countries, including countries with
Management LLC/    Global Fund                                        developed and emerging markets.
OppenheimerFunds,
Inc.
                   AZL            International  Long-term capital    Common stocks of growth companies that are domiciled outside
                   Oppenheimer        Equity     appreciation         the U.S. or have their primary operations outside the U.S.,
                   International                                      including companies in emerging markets.
                   Growth Fund
PIMCO
Managed by Allianz AZL PIMCO       Large Blend   Exceed the total     Invests substantially all assets in derivative instruments
Investment         Fundamental                   return of the FTSE   based on the Enhanced RAFI{trademark} 1000, backed by a
Management         IndexPLUS                     RAFI{trademark}1000  portfolio of short and intermediate term fixed income
LLC/Pacific        Total Return                  Index                instruments.
Investment         Fund
Management Company
LLC
Managed by Pacific PIMCO VIT All    Specialty    Maximum real return  Invests in institutional class shares of the underlying PIMCO
Investment         Asset             (Fund of    consistent with      Funds and does not invest directly in stocks or bonds of other
Management Company Portfolio          Funds)     preservation of real issuers.
LLC                                              capital and prudent
                                                 investment
                                                 management
                   PIMCO VIT        Specialty    Maximum real return  Invests in commodity linked derivative instruments backed by a
                   CommodityReal                 consistent with      portfolio of inflation-indexed securities and other fixed
                   Return[TM]                    prudent investment   income securities.
                   Strategy                      management
                   Portfolio







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                                    27, 2009

              PIMCO VIT      Intermediate-  Maximum total At least 80% of its assets in fixed income instruments of issuers that
              Emerging         Term Bonds   return,       economically are tied to countries with emerging securities markets.
              Markets Bond                  consistent
              Portfolio                     with
                                            preservation
                                            of capital
                                            and prudent
                                            investment
                                            management
              PIMCO VIT      Intermediate-  Maximum total At least 80% of its assets in fixed income instruments of issuers in at
              Global Bond      Term Bonds   return,       least three countries (one of which may be the U.S.), which may be
              Portfolio                     consistent    represented by futures contracts. May invest, without limitation, in
              (Unhedged)                    with          securities of issuers in emerging market countries.
                                            preservation
                                            of capital
                                            and prudent
                                            investment
                                            management


              PIMCO VIT        A "Fund of   Total return  Invests in a combination of affiliated and unaffiliated funds, fixed
              Global Multi-   Funds" Model  which exceeds income instruments, equity securities, forwards and derivatives. Typically
              Asset            Portfolio    a 60% MSCI    invests 20% to 80% of total assets in equity-related investments.
              Portfolio                     World
                                            Index/40%
                                            Barclays
                                            Capital U.S.
                                            Aggregate
                                            Index blend


              PIMCO VIT High   High-Yield   Maximum total At least 80% of assets in a diversified portfolio of high-yield securities
              Yield              Bonds      return,       ("junk bonds") rated below investment grade, but at least Caa by Moody's
              Portfolio                     consistent    or equivalently rated by S&P or Fitch. May invest up to 20% of total asets
                                            with          in securities denominated in foreign currencies.
                                            preservation
                                            of capital
                                            and prudent
                                            investment
                                            management
              PIMCO VIT Real Intermediate-  Maximum real  At least 80% of its net assets in inflation-indexed bonds of varying
              Return           Term Bonds   return,       maturities issued by the U.S. and non-U.S. governments, their agencies or
              Portfolio                     consistent    instrumentalities and corporations.
                                            with
                                            preservation
                                            of real
                                            capital and
                                            prudent
                                            investment
                                            management


              PIMCO VIT      Intermediate-  Maximum total At least 65% of total assets in a diversified portfolio of fixed income
              Total Return     Term Bonds   return,       instruments of varying maturities, which may be represented by forwards or
              Portfolio                     consistent    derivatives such as options, futures contracts, or swap agreements.
                                            with
                                            preservation
                                            of capital
                                            and prudent
                                            investment
                                            management


SCHRODER
Managed by    AZL Schroder     Specialty    Capital       Invests at least 80% of its net assets in equity securities of companies
Allianz       Emerging                      appreciation  that the subadviser believes to be "emerging market" issuers. May invest
Investment    Markets Equity                              remainder of assets in securities of issuers located anywhere in the
Management    Fund                                        world.
LLC/Schroder
Investment
Management
North America
Inc.
              AZL Schroder   International  Long-term     At least 80% of net assets in equity securities of small capitalization
              International      Equity     capital       companies located outside the U.S. (generally with market capitalizations
              Small Cap Fund                appreciation  of $3.5 billion or less at the time of investment) that it believes offer the potential for capital appreciation.
TARGETPLUS PORTFOLIOS
Managed by    AZL TargetPLUS     Model      Long-term     Invests primarily in a diversified portfolio of equity and fixed income
Allianz       Balanced Fund    Portfolio    capital       securities with 40% to 60% allocated to the equity portfolio and the
Investment                                  appreciation  balance allocated to the fixed income portfolio. May invest a significant
Management                                  with          portion of its total assets in securities of non-U.S. companies.
LLC/First                                   preservation
Trust                                       of capital as
Advisors L.P.                               an important
and Pacific                                 consideration
Investment
Management
Company LLC
Managed by    AZL TargetPLUS     Model      Total return  Invests at least 80% of net assets in common stocks of companies that are
Allianz       Equity Fund      Portfolio                  identified by a model based on an allocation of 20% of fund assets in each
Investment                                                of five separate strategies.
Management
LLC/First
Trust
Advisors L.P.







 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

Managed by  AZL               Model      Long-term    Invests primarily in a diversified portfolio of equity and fixed income
Allianz     TargetPLUS      Portfolio    capital      securities with 70% to 90% allocated to the equity portfolio and the balance
Investment  Growth Fund                  appreciation allocated to the fixed income portfolio. May invest a significant portion of
Management                                            its total assets in securities of non-U.S. companies.
LLC/First
Trust
Advisors
L.P. and
Pacific
Investment
Management
Company LLC
            AZL               Model      Long-term    Invests primarily in a diversified portfolio of equity and fixed income
            TargetPLUS      Portfolio    capital      securities with 55% to 75% allocated to the equity portfolio and the balance
            Moderate Fund                appreciation allocated to the fixed income portfolio. May invest a significant portion of its total assets in securities of non-U.S. companies.
TURNER
Managed by  AZL Turner      Small Cap    Long-term    At least 80% of its net assets in common stocks and other equity securities of
Allianz     Quantitative                 growth of    U.S. companies with small market capitalizations that the subadviser believes,
Investment  Small Cap                    capital      based on a quantitative model, have strong earnings growth potential. Small
Management  Growth Fund                               capitalization companies are defined as companies with market capitalizations,
LLC/Turner                                            at the time of purchase, in the range of companies included in the Russell[
Investment                                            ]2000(R) Growth Index.
Partners,
Inc.
VAN KAMPEN
Managed by  AZL Van        Large Value   Capital      Invests at least 80% of net assets in common stocks with the potential for
Allianz     Kampen                       growth and   capital growth and income. May invest  up to 25% of total assets in foreign
Investment  Comstock Fund                income       securities.
Management
LLC/Van
Kampen
Asset
Management


            AZL Van         Specialty    Highest      Invests at least 65% of its total assets in income-producing equity securities
            Kampen Equity                possible     and also invests in investment grade quality debt securities. May invest up to
            and Income                   income       25% ot total assets in foreign securities, including emerging market
            Fund                         consistent   securities.
                                         with safety
                                         of principal
                                         with long-
                                         term growth
                                         of capital
                                         as an
                                         important
                                         secondary
                                         objective


            AZL Van       International  Long term    Invests primarily in a portfolio of equity securities of issuers located
            Kampen Global     Equity     capital      throughout the world that it believes have, among other things, resilient
            Franchise                    appreciation business franchises and growth potential. Normally invests at least 65% of
            Fund                                      total assets in securities of issuers from at least three different countries, which may include the U.S.
            AZL Van         Specialty    Income and   Invests at least 80% of assets in equity securities of companies in the real
            Kampen Global                capital      estate industry located throughout the world, including real estate investment
            Real Estate                  appreciation trusts and real estate operating companies established outside the U.S.
            Fund


            AZL Van        Large Value   Income and   Invests at least 65% of total assets in income-producing equity securities,
            Kampen Growth                long-term    including common stocks and convertible securities; also in non-convertible
            and Income                   growth of    preferred stocks and debt securities rated "investment grade." May invest  up
            Fund                         capital      to 25% of total assets in foreign securities, including emerging market securities.


            AZL Van          Mid Cap     Capital      At least 80% of net assets in common stocks and other equity securities of mid
            Kampen Mid                   growth       capitalization growth companies.
            Cap Growth
            Fund



Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and











 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009
retirement plans or their participants. Each Investment Option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option's assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.


SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Investment Option for one of the Investment Options you selected for any reason in our sole discretion. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We also may close Investment Options to allocations of Purchase Payments and/or Contract Value, at any time and at our sole discretion. The fund companies that sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us. To the extent required by the Investment Company Act of 1940 or other applicable law, we will not substitute any shares without notice to you and prior approval of the SEC.


TRANSFERS
CONTRACTS WITH THE TARGET DATE 10 BENEFIT (5.09) OR ONE OF THE LIFETIME PLUS BENEFITS (5.09) WILL BE SUBJECT TO RESTRICTIONS ON TRANSFERS INTO CERTAIN INVESTMENT OPTIONS WHILE THE BENEFIT IS IN EFFECT. For more information, please see section 11.a, The Target Date 10 Benefit (5.09) and section 11.b, The Lifetime Plus Benefits (5.09); see also Appendix D.


You can make transfers among the Investment Options, subject to certain restrictions. Transfers may be subject to a transfer fee. For more information, see section 6, Expenses - Transfer Fee. We currently allow you to make as many transfers each Contract Year as you wish. We may change this practice in the future. This product is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.

The following applies to any transfer.
o The minimum amount that you can transfer is $1,000 or the entire amount in the Investment Option, if less. We waive this requirement if the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09).
o We may choose not to allow you to make transfers during the free look/right-to-examine period.
o Your request for a transfer must clearly state:
  -  which Investment Options are involved in the transfer; and
  -  how much you wish to transfer.
o After the Income Date, you cannot make a transfer from a fixed Annuity
  Payment stream to a variable Annuity Payment stream.
o After the Income Date, you can make a transfer from a variable Annuity
  Payment stream to establish a new fixed Annuity Payment stream.
o Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercise of the right by one or more Owners is, or may be, to the disadvantage of other Owners. For more information, see the "Excessive Trading and Market Timing" discussion in this section.
o Transfer instructions apply equally to the accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.







 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

o Transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments. In addition, transfers of Contract Value between Investment Options will not change how we rebalance your Contract Value on each Quarterly Anniversary if your Contract includes the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09). Under these optional benefits, in order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. (For more information, please see "Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing" in section 11.a, The Target Date 10 Benefit (5.09), and section 11.b, The Lifetime Plus Benefits (5.09); see also Appendix D.)

When you make a transfer request, we will process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in good order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values and/or Annuity Unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

TELEPHONE AND OTHER ELECTRONIC TRANSFERS
You can request transfers by telephone, fax, or by website at www.allianzlife.com. We may allow you to authorize someone else to request transfers by telephone, fax, or website on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request submitted by telephone, website, or by fax, and to discontinue or modify the telephone, fax and/or website transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email or via electronic communications other than by telephone, fax, or by website. This service may be available to you in the future.

When you make a transfer request by telephone, fax, or by website, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If you or your authorized representative have not given instructions to a Service Center representative before the end of the Business Day, even if due to our delay in answering your call or a delay caused by our telephone, fax and/or computer system, we will consider the request to be received at or after the end of the current Business Day and the request will receive the next Business Day's Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.

By authorizing transfers by telephone or website, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with telephone and website transactions that do not occur if a written request is submitted. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we will not be able to verify that the person providing electronic transfer instructions via the website is you or is authorized by you.





 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

EXCESSIVE TRADING AND MARKET TIMING
We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
o Dilution of the interests of long-term investors in an Investment
  Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.
o An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.
o Increased brokerage and administrative expenses.

In order to attempt to protect our Owners and the Investment Options from potentially disruptive trading, we have adopted certain excessive trading and market timing policies and procedures. Under our excessive trading and market timing policy, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to) the following.
o Limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).
o Restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).
o Requiring a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits "round trips" with Investment Options, other than the AZL Money Market Fund and the AZL FusionPortfolios, within 14 calendar days. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.
o Not accepting transfer requests made on your behalf by an asset allocation and/or market timing service.
o Limiting the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.
o Imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).
o Prohibiting transfers into specific Investment Options.
o Imposing other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to DETER disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners' legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners' interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.
o Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
o Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option's shares are subject to acceptance by that Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option's shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept transfers from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person's telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM
The DCA program allows you to systematically transfer a set amount of money each month from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase.


The DCA program is only available for a period of either six or 12 months. You can choose to participate in the DCA program at any time during the Accumulation Phase and you can participate in the program more than once. If your Contract includes one of the Lifetime Plus Benefits (5.09) the DCA program is not available while you are receiving Lifetime Plus Payments. However, if you terminate your selected Lifetime Plus Benefit (5.09), the DCA program will again be available to you. You can elect either the six or 12 month program by properly completing the DCA form provided by us, and we will process your participation request after it is received in good order at our Service Center.









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

If you choose to participate in the DCA program at Contract issue we will apply 100% of your initial Purchase Payment to the DCA Money Market Account. If you choose to participate in the DCA program after the Issue Date you must allocate at least $1,500 of your Contract Value to the DCA Money Market Account. Each month while the program is in effect we will transfer money from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. Keep in mind that if your Contract includes the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09) that, while the benefit is in effect, your allocation instructions must comply with the restrictions that are set out in section 11.a, The Target Date 10 Benefit (5.09) and Appendix D; or section 11.b, The Lifetime Plus Benefits (5.09). We will invest amounts that you allocate to the DCA Money Market Account in the AZL Money Market Fund. The DCA Money Market Account is subject to the same risks, fees and charges of the AZL Money Market Fund and will earn the same returns. Information on the AZL Money Market Fund can be found in section 4, Investment Options; Appendix A - Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your registered representative or us by calling the toll free number at the back of this prospectus.


All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. If we do not process your program participation request before the first day of the month, then the first DCA transfer will not occur until the tenth day of the next month. The amount that we will transfer each month is equal to the amount in the DCA Money Market Account, divided by the number of remaining transfers to be made during the program period.

Your participation in the program will end when any of the following occurs:
o the DCA program period (which is either six or 12 months) ends;
o you begin receiving Lifetime Plus Payments (on the Benefit Date) if your Contract includes one of the Lifetime Plus Benefits (5.09);
o you request to terminate the program (your request must be received at our Service Center by the first of the month to terminate that month); and
o your Contract terminates.

If you choose to terminate your participation in the DCA program, or you terminate your program by beginning to receive Lifetime Plus Payments, on the Business Day your DCA program ends we will allocate any money remaining in the DCA Money Market Account to your selected Investment Options according to your allocation instructions.

If you participate in the DCA program, there are no fees for the transfers made under this program, we do not currently count these transfers against the free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the DCA program at any time and for any reason.


FLEXIBLE REBALANCING
IF YOUR CONTRACT INCLUDES THE TARGET DATE 10 BENEFIT (5.09) OR ONE OF THE LIFETIME PLUS BENEFITS (5.09), THE FLEXIBLE REBALANCING PROGRAM IS NOT AVAILABLE TO YOU WHILE THE BENEFIT IS IN EFFECT. THESE BENEFITS PROVIDE THEIR OWN REBALANCING PROGRAM; SEE SECTION 11.A, THE TARGET DATE 10 BENEFIT (5.09),
SECTION 11.B, THE LIFETIME PLUS BENEFITS (5.09) AND APPENDIX D. If you were participating in the flexible rebalancing program and subsequently add one of these optional benefits to your Contract after the Issue Date, your participation in the flexible rebalancing program will end on the rider effective date. However, if you select one of these optional benefits and subsequently remove it from your Contract, you will be able to participate in the flexible rebalancing program after the rider termination date.


You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program, we do not currently count these transfers against any free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To participate in this program your request must be received in good order at our Service Center by the eighth of the month so that we may rebalance your account on the 20th of the month. To terminate your participation in this program, your request must also be received at our Service Center by the eighth of the month to terminate that month.





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FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS
If you have or establish a relationship with a personal financial adviser and the advisory agreement provides that you will pay all or a portion of your adviser's fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal of the Contract Value to pay for the services of the financial adviser. We will treat any fee that is withdrawn as a withdrawal under the terms of this Contract. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution; it may be included in your gross income for federal tax purposes and, if any Owner is under age 59 1/2, it may be subject to a 10% federal penalty tax. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee that is charged by your adviser is in addition to the fees and expenses that apply under your Contract. We are not party to the agreement you have with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

Please note that the adviser you engage to provide advice and/or to make transfers for you is not acting on our behalf, but is acting on your behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review prior transaction history of any adviser prior to granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If an adviser is granted trading authority, that adviser is subject to the same limitations applicable to Owners as stated above.

VOTING PRIVILEGES
We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting and because many Owners do not respond to our request for them to provide us with voting instructions, a small number of Owners may determine the outcome of the vote. Should we determine that we are no longer required to obtain your voting instructions, we will vote the shares in our own right. Only Owners have voting privileges under the Contract. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.
o You are permitted to cast votes based on the dollar value of the Investment Option's shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of Accumulation/Annuity Units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.
o We will determine the number of shares that you can vote.
o You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.


5. OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. It is possible for assets invested in our general account to lose value. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any investment choices under our general account during the Accumulation Phase. Any amounts that you allocate to provide fixed Annuity Payments during the Annuity Phase become part of our general account.






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6. EXPENSES
There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGES
Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Separate Account assets for the mortality and expense risk (M&E) charges. We do this as part of our calculation of the value of the Accumulation and Annuity Units. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option. During the Accumulation Phase we assess the M&E charge against the Accumulation Unit value and during the Annuity Phase we assess it against the Annuity Unit value.


Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits. NOTE: If you select the No Withdrawal Charge Option, you must also select either the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09).

IF YOU SELECT THE TARGET DATE 10 BENEFIT (5.09) OR ONE OF THE LIFETIME PLUS BENEFITS (5.09), THE CHARGE FOR YOUR BENEFIT MAY CHANGE DURING THE TIME YOUR BENEFIT IS IN EFFECT. We will assess a rider charge as a percentage of either the Target Value or Benefit Base (depending on which benefit you select) beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010. Before this period, we will assess an additional M&E charge as a percentage of the Accumulation Unit value for your selected benefit. Under the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09), you will never be subject to both a rider charge and an M&E charge for your benefit at the same time.


Each of the other optional benefits carries an additional M&E charge. The additional M&E charges listed here for the optional benefits apply to benefits that you select while this prospectus is in effect. Any benefit you add to your Contract in the future will be subject to the additional M&E charge (r rider charge) that is applicable at that time.

                                                MAXIMUM AND CURRENT
                                                     M&E CHARGE
                                          ACCUMULATION PHASE ANNUITY PHASE
 BASE CONTRACT                                  1.40%            1.40%
 ADDITIONAL CHARGES FOR OPTIONAL BENEFITS
   QUARTERLY VALUE DEATH BENEFIT                0.30%             NA
   BONUS OPTION                                 0.50%           0.50%
   SHORT WITHDRAWAL CHARGE OPTION               0.25%             NA
   NO WITHDRAWAL CHARGE OPTION                  0.35%             NA
   TARGET DATE 10 BENEFIT (5.09)                0.55%             NA
   LIFETIME PLUS BENEFIT (5.09)
      SINGLE LIFETIME PLUS PAYMENTS             0.85%             NA
      JOINT LIFETIME PLUS PAYMENTS              1.00%             NA
   LIFETIME PLUS 8 BENEFIT (5.09)
      SINGLE LIFETIME PLUS PAYMENTS             0.95%             NA
      JOINT LIFETIME PLUS PAYMENTS              1.10%             NA

Because the Contract allows Partial Annuitization, it is possible for one portion of the Contract to be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you take a variable Partial Annuitization.





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These charges compensate us for all the insurance benefits provided by your
Contract, for example:
o our contractual obligation to make Annuity Payments,
o the death, income, and withdrawal benefits under the Contract,
o certain expenses related to the Contract, and
o for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.


RIDER CHARGES
If you select the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09) we will deduct a rider charge from your Contract Value during the Accumulation Phase while your selected benefit is in effect. We calculate the rider charge daily beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010, and we deduct it for each quarter on the earlier of the next Quarterly Anniversary or when we deduct the final rider charge. The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under the Target Date 10 Benefit (5.09), or as a percentage of the Benefit Base under any of the Lifetime Plus Benefits (5.09). Before this period we will assess an additional M&E charge for these benefits as discussed previously in this section under "Mortality and Expense Risk (M&E) Charges." Under the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09), you will never be subject to both a rider charge and an M&E charge for your benefit at the same time.

The rider charges listed here for these optional benefits apply to benefits that you select while this prospectus is in effect. Any of these optional benefits that you add to your Contract in the future will be subject to the rider charges (both current and maximum) that are applicable at that time. We do not assess the rider charge during the Annuity Phase.


                                               RIDER CHARGE DURING THE
                                                  ACCUMULATION PHASE
                                    CURRENT RIDER CHARGE MAXIMUM RIDER CHARGE[(1)]
TARGET DATE 10 BENEFIT (5.09)              0.55%                   1.00%
LIFETIME PLUS BENEFIT (5.09)[(2)]
   SINGLE LIFETIME PLUS PAYMENTS           0.85%                   1.90%
   JOINT LIFETIME PLUS PAYMENTS            1.00%                   2.10%
LIFETIME PLUS 8 BENEFIT (5.09)[(2)]
   SINGLE LIFETIME PLUS PAYMENTS           0.95%                   2.00%
   JOINT LIFETIME PLUS PAYMENTS            1.10%                   2.20%

(1)We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary that the benefit is in effect subject to the maximum charge that we set on the rider effective date. If we increase the rider charge for your selected benefit we will notify you in writing and we will allow you to terminate your benefit instead of accepting the increase to the rider charge.
(2)You select either single or joint Lifetime Plus Payments at the time you select the benefit. However, you can later change joint Lifetime Plus Payments to single Lifetime Plus Payments by removing a Covered Person. You can make this change only once. If we approve your request, we will change the rider charge for this benefit to equal the rider charge for single Lifetime Plus Payments that is in effect as of the Contract Anniversary (or Benefit Anniversary, as applicable) after your request is received in good order at our Service Center, if that amount differs from the current rider charge for your selected benefit.

Changes to the Target Value or the Benefit Base will change the amount we deduct from your Contract for the rider charge. For example, assume you have the Lifetime Plus 8 Benefit (5.09) and receive an annual payment increase to your Lifetime Plus Payment due to an increase in your Contract Value. This will also increase your Benefit Base which will cause an increase in the amount of your daily rider charge. Similarly, an Excess Withdrawal will decrease both your Benefit Base and the amount of your daily rider charge. For more information please see the examples in Appendix J.

The deduction of the rider charge will decrease your Contract Value (and Bonus Value, if applicable) on a dollar for dollar basis, but it will not decrease your free withdrawal privilege or any of the guaranteed values available under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). When we assess the rider charge we deduct it proportionately from the Investment Options as set out in your Contract. The rider charge compensates us for the expenses and risks associated with the guarantees provided under the optional benefits. If the rider charge is sufficient to








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cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

We will deduct the final rider charge on the earlier of the Business Day your selected benefit terminates or the Business Day your Contract Value is reduced to zero. However, if your Contract Value is less than the rider charge on any Quarterly Anniversary that we are to deduct the rider charge, we will deduct your entire remaining Contract Value to cover the rider charge, reduce your Contract Value to zero and send you any remaining Cumulative Withdrawal Value (if applicable). We will not assess a final rider charge if your Contract Value is exhausted due to a Lifetime Plus Payment, Cumulative Withdrawal, or the deduction of any other Contract expense or fee. If your benefit terminates due to death, we deduct the final rider charge from the Contract Value before calculating the death benefit.

For more information please see the examples in Appendix H.

CONTRACT MAINTENANCE CHARGE
We deduct $30 from the Contract annually as a contract maintenance charge during the Accumulation Phase. The charge is for the expenses associated with the administration and maintenance of the Contract. We deduct this charge on the last day of each Contract Year and we deduct it proportionately from the Investment Options as set out in your Contract. This charge cannot be increased.

We will not deduct this charge if the Contract Value is at least $100,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total Contract Value of all Contracts registered under the same social security number is at least $100,000, we will not assess the contract maintenance charge. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we will deduct the full contract maintenance charge. We do not assess this charge against amounts paid out as death benefits or during the Annuity Phase.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge.

WITHDRAWAL CHARGE
The Base Contract provides a seven-year withdrawal charge schedule. If you select the Bonus Option or Short Withdrawal Charge Option you will have a different withdrawal charge schedule. However, if you select the No Withdrawal Charge Option, you will not be subject to a withdrawal charge. THE BONUS OPTION, THE SHORT WITHDRAWAL CHARGE OPTION AND THE NO WITHDRAWAL CHARGE OPTION EACH CARRY AN ADDITIONAL M&E CHARGE. ONCE YOU SELECT ONE OF THESE OPTIONAL BENEFITS, YOU CANNOT CANCEL IT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE OPTIONAL BENEFITS AND BE SURE TO DISCUSS WHETHER THE BENEFIT IS APPROPRIATE FOR YOUR SITUATION.


You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge on: amounts deducted to pay the contract maintenance or rider charges, Annuity Payments, death benefits, withdrawals taken under the waiver of withdrawal charge benefit, or amounts paid as part of a required minimum distribution payment under our minimum distribution program. We also do not assess the withdrawal charge on Lifetime Plus Payments or Cumulative Withdrawals. (For more information, see section 11.b, The Lifetime Plus Benefits (5.09); and the discussions in section 8, Access to Your Money - Waiver of Withdrawal Charge Benefit and The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments.)









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The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charges). Amounts applied to Partial Annuitizations will reduce each Purchase Payment proportionately by the percentage of Contract Value you annuitize. We do not reduce the Withdrawal Charge Basis for the deduction of the contract maintenance or rider charges. We do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. THIS MEANS THAT ON A FULL WITHDRAWAL, IF THE CONTRACT VALUE HAS DECLINED DUE TO POOR PERFORMANCE OF YOUR SELECTED INVESTMENT OPTIONS, THE WITHDRAWAL CHARGE MAY BE GREATER THAN THE AMOUNT AVAILABLE FOR WITHDRAWAL. BECAUSE WE ASSESS THE WITHDRAWAL CHARGE AGAINST THE WITHDRAWAL CHARGE BASIS, IN SOME INSTANCES, THE CONTRACT VALUE MAY BE POSITIVE, BUT YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information please see the examples in Appendix H.


For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis and we make withdrawals from your Contract in the following order.
1.First, we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, if you have a Base Contract, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.
2.Then, we withdraw any Purchase Payments that are under the free withdrawal privilege and we do not assess a withdrawal charge. For more information, see section 8, Access to Your Money - Free Withdrawal Privilege.
3.Next, on a FIFO basis, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you will pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.
4.Finally, we withdraw any Contract earnings. Bonuses (if applicable) and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

                                                                                   WITHDRAWAL CHARGE AMOUNT
 NUMBER OF COMPLETE YEARS SINCE WE RECEIVED YOUR PURCHASE  BASE CONTRACT   CONTRACT      CONTRACT WITH THE       CONTRACT WITH THE
                         PAYMENT                               CHARGE      WITH THE   SHORT WITHDRAWAL CHARGE  NO WITHDRAWAL CHARGE
                                                                             BONUS             OPTION                 OPTION
                                                                            OPTION
                            0                                   8.5%         8.5%               8.5%                    0%
                            1                                   8.5%         8.5%               7.5%                    0%
                            2                                   7.5%         8.5%               5.5%                    0%
                            3                                   6.5%          8%                 3%                     0%
                            4                                    5%           7%                 0%                     0%
                            5                                    4%           6%                 0%                     0%
                            6                                    3%           5%                 0%                     0%
                            7                                    0%           4%                 0%                     0%
                            8                                    0%           3%                 0%                     0%
                     9 years or more                             0%           0%                 0%                     0%

There is no charge under the following circumstances:
o for the Base Contract, when you withdraw a Purchase Payment that we have had for seven complete years,
o for a Contract with the Bonus Option, when you withdraw a Purchase
  Payment that we have had for nine complete years,
o for a Contract with the Short Withdrawal Charge Option, when you withdraw Purchase Payments we have had for four complete years, or
o if you have a Contract with the No Withdrawal Charge.
For a full withdrawal that is subject to a withdrawal charge, we will deduct the withdrawal charge as a percentage of the Withdrawal Charge Basis from the amount withdrawn. For a partial withdrawal that is subject to a withdrawal charge, the amount we deduct from your Contract will be the amount you request, plus any applicable withdrawal charge. We apply








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the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge from the remaining Contract Value and we deduct it proportionately from the Investment Options.


EXAMPLE: You purchase a Base Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contact Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.


1)PURCHASE PAYMENTS THAT ARE BEYOND THE WITHDRAWAL CHARGE PERIOD. All payments are still within the withdrawal charge period so this does not apply.
2)AMOUNTS AVAILABLE UNDER THE FREE WITHDRAWAL PRIVILEGE. You have not taken any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.
3)PURCHASE PAYMENTS ON A FIFO BASIS. The total amount we deduct from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and we pay you $27,750. We determine this amount as follows:

  (AMOUNT WITHDRAWN) X (1 - WITHDRAWAL CHARGE) = THE AMOUNT YOU RECEIVE, OR:

$30,000 x 0.925 = $27,750.


  Next we determine how much we need to deduct from the second Purchase Payment. So far we have deducted $39,750 ($12,000 under the partial withdrawal privilege and $27,750 from the first Purchase Payment), so we would need to deduct $12,250 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and the withdrawal charge you pay on this amount as follows:

  (THE AMOUNT YOU RECEIVE) {divide} (1 - WITHDRAWAL CHARGE) = AMOUNT WITHDRAWN,
  OR:

$12,250 {divide} 0.915 = $13,388


4)CONTRACT EARNINGS. As we have already withdrawn your requested amount, this does not apply.

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid total withdrawal charges of $3,388.

NOTE: WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND, IF TAKEN BEFORE AGE 59 1/2, MAY BE SUBJECT TO A 10% FEDERAL PENALTY TAX. FOR TAX PURPOSES, UNDER NON-QUALIFIED CONTRACTS, WITHDRAWALS ARE CONSIDERED TO HAVE COME FROM THE LAST MONEY YOU PUT INTO THE CONTRACT. THUS, FOR TAX PURPOSES, EARNINGS ARE CONSIDERED TO COME OUT FIRST.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals that will be purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life of New York or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a registered representative appointed with Allianz Life of New York to any members of his or her immediate family and the commission is waived. We require our prior approval for any reduction or elimination of the withdrawal charge.

TRANSFER FEE
You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of $25 for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We will deduct the transfer fee from the Investment Option from which the transfer is made. If you transfer the entire amount in the Investment Option, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Options, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionately from the Investment Options if you transfer less than the entire amount that is in the Investment Option. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09), there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow. Transfer instructions apply equally to all accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in








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                                       36



both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer even though we will make the transfer in both portions of the Contract.


PREMIUM TAXES
State and other governmental premium taxes are not currently assessed in the state of New York. However, we reserve the right to make a deduction from your Contract Value to reimburse ourselves for premium taxes if the State of New York enacts legislation requiring us to pay premium taxes or if the Owner lives in a state where premium tax is applicable. Where premium taxes apply, it is our current practice not to make deductions from the Contract to reimburse ourselves for the premium taxes that we pay although we reserve the right to make such a deduction in the future. Premium taxes normally range from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.


INCOME TAXES
We reserve the right to deduct from the Contract any income taxes that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES
There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables and in the table of annual operating expenses for each Investment Option in Appendix A in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.


7. TAXES
NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase - Partial Annuitization. For more information on the taxation of Lifetime Plus Payments, see section 11.b, The Lifetime Plus Benefits (5.09).

ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS
If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate








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investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

We may issue the following types of Qualified Contracts.
o Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities
  (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service (IRS) has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.
o Simplified Employee Pension (SEP) IRA. Employers may establish
  Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
o Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Distributions from a Roth IRA generally are not taxed until after the total amount distributed from the Roth IRA exceeds the amount contributed to the Roth IRA. After that, income tax and a 10% federal penalty tax may apply to distributions made: (1) before age 59 1/2 (subject to certain exceptions), or (2) during the five tax years starting with the year in which the first contribution is made to any Roth IRA.
o TSAs or 403(b) Contracts. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. As a result of changes to the regulations regarding 403(b)/TSA contracts which requires information sharing agreements between the financial organization or insurance company and employers sponsoring 403(b)/TSA plans, these plans are no longer offered with this Contract. However, that may change in the future.
o Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA contracts are not currently available under this Contract. However, that may change in the future.

QUALIFIED PLANS. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS
Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this








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direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.


DISTRIBUTIONS - NON-QUALIFIED CONTRACTS
You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs - either as a withdrawal (including, if available, Partial Annuitizations, Lifetime Plus Payments, and/or Cumulative Withdrawals before your Contract Value is reduced to zero, and Excess Withdrawals) or as Annuity Payments under a Full Annuitization (including Lifetime Plus Payments on or after your Contract Value has been reduced to zero).

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments, Cumulative Withdrawals and amounts received as a result of a Partial Annuitization are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments and if you take any Cumulative Withdrawals, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you take a Full Annuitization, different rules apply. Periodic installments scheduled to be received at regular intervals (for example, monthly) after you take a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. (In this regard, we intend to make tax reporting on periodic installments scheduled to be received at regular intervals under a Partial Annuitization as annuity payments ONLY after a Contract's entire Contract Value has been applied to Annuity Payments, provided that such installments extend over a period of more than one full year from the time of the Full Annuitization. Due to the lack of guidance on whether this is the appropriate tax treatment for such payments, however, Owners should consult with a tax adviser on this issue.) After a Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:
1)paid on or after you reach age 59 1/2;
2)paid after you die;
3)paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
5)paid as annuity payments under an immediate annuity; or
6)that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified, as permitted by the Code, before the later of your attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above.





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DISTRIBUTIONS - QUALIFIED CONTRACTS
Section 72 of the Code governs treatment of distributions from Qualified Contracts. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:
1)distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1/2;
2)distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
4)distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
5)distributions made on account of an IRS levy upon the Qualified Contract;
6)distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you (or the Annuitant as applicable) and his or her spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
7)distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
8)distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
9)distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and
10)a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified as permitted by the Code, before the later of the Annuitant attaining age 59 1/2 or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract.

Distributions from a Qualified Contract must commence no later than the required beginning date. For IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70 1/2. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax adviser before taking a partial withdrawal.


NOTE: The Worker, Retiree, and Employer Recovery Act of 2008 does not require minimum distributions for 2009 from a qualified retirement plan or IRA for a participant or beneficiary. This relief applies to funds held in deferred annuity contracts, but the relief does not apply to contracts that have been annuitized.






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ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incidental to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS
Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING
Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

"Eligible rollover distributions" from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a "direct rollover" from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.


FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.


GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners' country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.









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In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.


8. ACCESS TO YOUR MONEY
The money in the Contract is available under the following circumstances:
o by taking a withdrawal;
o by taking Lifetime Plus Payments and/or Cumulative Withdrawals;
o by receiving Annuity Payments; or
o when we pay a death benefit.

You can only take withdrawals during the Accumulation Phase. When you make a withdrawal request, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. The








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Accumulation Unit values are normally determined at the end of each Business
Day. Any withdrawal request received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.


When you take a full withdrawal, we will process the withdrawal on the Business Day we receive the request in good order at our Service Center:
o based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price,
o less any applicable withdrawal charge, and
o less any contract maintenance charge.


See the Fee Tables and section 6, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.* WE RESERVE THE RIGHT TO TREAT A REQUEST FOR A PARTIAL WITHDRAWAL THAT WOULD REDUCE THE CONTRACT VALUE BELOW THIS MINIMUM AS A REQUEST FOR A FULL WITHDRAWAL OF THE CONTRACT. We will deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Options. However, for partial withdrawals, you may instead provide us with instructions regarding the deduction of your Contract Value from your selected Investment Options as long as your Contract does NOT include the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09). You cannot take a partial withdrawal from specific Investment Options if you selected one of these optional benefits.

* These limitations do not apply to Lifetime Plus Payments, Cumulative Withdrawals, systematic withdrawals, or required minimum distributions.

We will pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in good order, unless the suspension of payments or transfers provision is in effect (see the "Suspension of Payments or Transfers" discussion later in this section).


Upon withdrawal, we assess the withdrawal charge against the Withdrawal Charge Basis. Any previous withdrawals from the Contract, including any previous withdrawal charges, will reduce the Withdrawal Charge Basis. However, when you request a withdrawal, we calculate the withdrawal charge based on the current Withdrawal Charge Basis (Purchase Payments less previous withdrawals and withdrawal charges) and we do not adjust the Withdrawal Charge Basis for any current withdrawal charges, contract maintenance charges, rider charges, or any gains or losses on your Investment Options. THIS MEANS THAT IF YOU TAKE A FULL WITHDRAWAL WHILE THE WITHDRAWAL CHARGE APPLIES AND YOU HAVE HAD LOSSES IN YOUR INVESTMENT OPTIONS, YOU MAY BE ASSESSED A WITHDRAWAL CHARGE ON MORE THAN THE AMOUNT YOU ARE WITHDRAWING. IN SOME INSTANCES, YOU WILL NOT RECEIVE A DISTRIBUTION DUE TO THE AMOUNT OF THE WITHDRAWAL CHARGE. For more information, please see section 6, Expenses - Withdrawal Charge and the examples in Appendix H.


ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU TAKE.


FREE WITHDRAWAL PRIVILEGE
The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as RMD payments in that same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. THERE IS NO FREE WITHDRAWAL PRIVILEGE DURING THE ANNUITY PHASE OR AFTER YOU BEGIN TO RECEIVE LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS (5.09) (IF APPLICABLE). HOWEVER, LIFETIME PLUS PAYMENTS ARE NOT SUBJECT TO A WITHDRAWAL CHARGE. EXCESS WITHDRAWALS (INCLUDING A FULL WITHDRAWAL OF THE CONTRACT VALUE) ARE AVAILABLE WHILE YOU ARE RECEIVING LIFETIME PLUS PAYMENTS, HOWEVER, THEY ARE SUBJECT TO A WITHDRAWAL CHARGE AS SET OUT IN SECTION 6, EXPENSES - WITHDRAWAL CHARGE. IF YOU TERMINATE ONE OF THE LIFETIME PLUS BENEFITS (5.09), THE FREE WITHDRAWAL PRIVILEGE WILL AGAIN BE AVAILABLE TO YOU.

If you withdraw Purchase Payments that are beyond the withdrawal charge period, those withdrawals are not subject to a withdrawal charge and they will not reduce your partial withdrawal privilege. If you withdraw a Purchase Payment that is subject to a withdrawal charge and the withdrawal is more than the partial withdrawal privilege, the excess amount will be subject to the withdrawal charge. If you take a full withdrawal, the free withdrawal privilege will apply and you will receive any remaining free withdrawal privilege for that Contract Year without charge. All withdrawals (including withdrawal charges), will reduce the Withdrawal Charge Basis.









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The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see "The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" discussion later in this section.

WAIVER OF WITHDRAWAL CHARGE BENEFIT
Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver will not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us before we will waive the withdrawal charge. Amounts withdrawn under this benefit will reduce the Withdrawal Charge Basis.

SYSTEMATIC WITHDRAWAL PROGRAM
If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to the withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the free withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your free withdrawal privilege amount for that Contract Year. With the exception of payments under the minimum distribution program, any withdrawals in a Contract Year (including systematic withdrawals) that exceed the free withdrawal privilege, will be subject to any applicable withdrawal charge. For more information, see section 6, Expenses - Withdrawal Charge and the "Free Withdrawal Privilege" discussion that appears earlier in this section.

All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day. You will not be charged additional fees for participating in or terminating this program.


ORDINARY INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AND THE MINIMUM DISTRIBUTION PROGRAM AT THE SAME TIME. YOU ALSO CANNOT BEGIN RECEIVING LIFETIME PLUS PAYMENTS UNDER ONE OF THE LIFETIME PLUS BENEFITS (5.09) AND PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AT THE SAME TIME. HOWEVER, IF YOU TERMINATE ONE OF THE LIFETIME PLUS BENEFITS (5.09), THE SYSTEMATIC WITHDRAWAL PROGRAM WILL AGAIN BE AVAILABLE TO YOU.


THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD)
PAYMENTS
If you own a Qualified Contract, you may participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, or annual basis. However, we will only make annual payments if your Contract Value is less than $25,000. RMD payments from this Contract will not be subject to a withdrawal charge, but they will reduce the Withdrawal Charge Basis and they will count against your free withdrawal privilege. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. Any RMD payments from this Contract that exceed the RMD amount calculated for this Contract will be subject to any applicable withdrawal charge. If you take any additional withdrawals while you are receiving RMD payments, and the annual total withdrawn exceeds the free withdrawal privilege, the amount of that excess that is attributable to the additional withdrawals will be subject to any applicable withdrawal charge.

YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL AND THE MINIMUM DISTRIBUTION PROGRAMS AT THE SAME TIME. WE ENCOURAGE PROSPECTIVE OWNERS WHO ARE CONSIDERING PURCHASING QUALIFIED CONTRACTS THAT ARE SUBJECT TO RMD PAYMENTS TO CONSULT A TAX ADVISER REGARDING THESE BENEFITS.





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SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone transfers or payments for withdrawals, Lifetime Plus Payments, and/or Cumulative Withdrawals for any period when:
o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o trading on the New York Stock Exchange is restricted;
o an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or
o during any other period when the SEC, by order, so permits for the protection of Owners.


9. ILLUSTRATIONS
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your registered representative.


10.DEATH BENEFIT
The death benefit provided by the Base Contract is the Traditional Death Benefit. If available, you may be able to instead select the Quarterly Value Death Benefit at Contract issue. DEATH BENEFITS ARE ONLY AVAILABLE DURING THE ACCUMULATION PHASE OF THE CONTRACT. For more information on the Quarterly Value Death Benefit, please see section 11.c, Other Optional Benefits - Quarterly Value Death Benefit. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER YOUR SELECTED DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The use of the term "you" in this section refers to the Annuitant if the Contract is owned by a non-individual; otherwise it refers to the Owner.

We will process the death benefit based on the Accumulation Unit values next determined after receipt in good order at our Service Center of both due proof of death and an election of the death benefit payment option. WE CONSIDER DUE PROOF OF DEATH TO BE ANY OF THE FOLLOWING: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory. The Accumulation Unit values are normally determined at the end of each Business Day and due proof of death and an election of the death benefit payment option received at or after the end of the current Business Day will receive the next Business Day's Accumulation Unit values.

Any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will continue to be subject to investment risk that will be borne by the recipient.


TRADITIONAL DEATH BENEFIT
Under the Traditional Death Benefit, the amount of the death benefit will be the greater of 1 or 2.
1.The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option. If your Contract includes the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09), we will deduct the final rider charge from the Contract Value before making this determination.
2.The Traditional Death Benefit value, which is the total of all Purchase
  Payments received, reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization and/or withdrawal taken. Withdrawals include Lifetime Plus Payments, Cumulative Withdrawals, and Excess Withdrawals but do not include amounts withdrawn for the contract maintenance or rider charges.


NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE, BUT WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.





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NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS (5.09): If you begin receiving Lifetime Plus Payments, then, beginning on the Benefit Date and until the rider termination date:
o the Traditional Death Benefit value will not increase because you cannot make additional Purchase Payments; and each Lifetime Plus Payment, Cumulative Withdrawal, and any Excess Withdrawal will reduce the Traditional Death Benefit value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge); and
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make, any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge), and the deduction of the rider charge.


ANY AMOUNTS WITHDRAWN OR ANNUITIZED MAY REDUCE THE TRADITIONAL DEATH BENEFIT VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Traditional Death Benefit value, we will deduct more than the amount withdrawn and/or annuitized from the Traditional Death Benefit value.

EXAMPLE
o You purchase a Base Contract with an initial Purchase Payment of $100,000. You make no additional Purchase Payments.
o You take a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.


We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1)Contract Value................................................    $130,000
2)The Traditional Death Benefit value:
  Total Purchase Payments received..................................$100,000
     Reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $160,000) = 0.125 x $100,000 =...........- 12,500
       ............................................................$  87,500
Therefore, the death benefit that would be paid out on the tenth Contract Anniversary is the $130,000 Contract Value.


THE TRADITIONAL DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Traditional Death Benefit value and Contract
  Value are both zero.
o Contract termination.





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DEATH OF THE OWNER AND/OR ANNUITANT UNDER ALL OTHER CONTRACTS
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. FOR QUALIFIED CONTRACTS, THERE CAN BE ONLY ONE OWNER AND THE OWNER MUST BE THE ANNUITANT, UNLESS THE CONTRACT IS A QUALIFIED CONTRACT OWNED BY A QUALIFIED PLAN OR IS PART OF A CUSTODIAL ARRANGEMENT. PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO JOINT OWNERS. IF YOU TAKE A PARTIAL ANNUITIZATION, THERE CAN BE ONLY ONE OWNER; THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT. DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE AN IMPORTANT IMPACT ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

                         UPON THE DEATH OF A SOLE OWNER
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o We will pay a death benefit to the Beneficiary.* For a description of the payout options, see the "Death Benefit Payment Options" discussion later in this section.
o If the Contract includes one of the Lifetime Plus Benefits (5.09) and you selected:
  - single Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate; or
  - joint Lifetime Plus Payments the benefit (including any Cumulative Withdrawal Value) will terminate unless the deceased Owner's spouse continues the Contract. If the surviving spouse continues the Contract and we have already begun making Lifetime Plus Payments, then joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive and any Cumulative Withdrawal Value will continue to be available.
      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o The Beneficiary becomes the Owner.
o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was an Annuitant and there is a surviving joint
  Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.




* If the Beneficiary is the spouse of the deceased Owner, the spouse who is also the Beneficiary may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.






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                        UPON THE DEATH OF A JOINT OWNER
      (NOTE: WE DO NOT ALLOW JOINT OWNERS TO TAKE PARTIAL ANNUITIZATIONS) ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
o We will pay a death benefit to the surviving Joint Owner.* For a description of the payout options available, see the "Death Benefit Payment Options" discussion later in this section.
o If the Contract includes one of the Lifetime Plus Benefits (5.09) and you selected:
  - single Lifetime Plus Payments and the Joint Owners were not spouses, the benefit (including any Cumulative Withdrawal Value) will terminate even if the Covered Person is still alive;


  - single Lifetime Plus Payments and the Joint Owners were spouses, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse who is also the Joint Owner is the Covered Person and they elect to continue the Contract;** or
  - joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse who is also the Joint Owner continues the Contract.**


      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o The surviving Joint Owner becomes the sole Owner.
o If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
o If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was an Annuitant and there is a surviving joint
  Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.




* If the surviving Joint Owner is the spouse of the deceased Owner, the spouse who is also the surviving Joint Owner may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

**If the surviving spouse who is also the Joint Owner is a Covered Person and they continue the Contract after we have begun making Lifetime Plus Payments, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse and any Cumulative Withdrawal Value will continue to be available.






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   UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE ACCUMULATION PHASE
o If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we will treat the death of the Annuitant as the death of an Owner; we will pay the Beneficiary* a death benefit and a new Annuitant cannot be named. If you selected single Lifetime Plus Payments under one of the Lifetime Plus Benefits (5.09), the benefit (including any Cumulative Withdrawal Value) will terminate. If you selected joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the deceased Annuitant's spouse continues the Contract.
o If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.
o If the deceased Annuitant was a sole Owner, we will pay the Beneficiary* a death benefit.


o If the deceased Annuitant was a Joint Owner and there is a surviving
  Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We will pay a death benefit to the surviving Joint Owner.**


o If the Contract includes one of the Lifetime Plus Benefits (5.09) and you selected:
  - single Lifetime Plus Payments and the Contract is solely owned or owned by a non-individual, the benefit (including any Cumulative Withdrawal Value) will terminate;
  - single Lifetime Plus Payments and the Contract is jointly owned by non-spouses, the benefit (including any Cumulative Withdrawal Value) will terminate even if the Covered Person is still alive;
  - single Lifetime Plus Payments and the Contract is jointly owned by spouses, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse is also the Covered Person and they elect to continue the Contract;*** or
  - joint Lifetime Plus Payments, the benefit (including any Cumulative Withdrawal Value) will terminate unless the surviving spouse continues the Contract.***

o For a description of the payout options, see the "Death Benefit Payment Options" discussion later in this section.

      ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO ANNUITY PAYMENTS
o Annuity Payments to the Payee will continue until that portion of the Contract terminates and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments terminates, see section 3, The Annuity Phase - Annuity Payments. No death benefit is payable under Annuity Options 1 through 4. However, there may be a lump sum refund due to the Payee under Annuity Option 5. For more information, see section 3, The Annuity Phase - Annuity Options.
o If the deceased was a sole Owner, the Beneficiary will become the Owner if the Contract continues.
o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.





* If the Beneficiary is the spouse of the deceased Owner, the spouse who is also the Beneficiary may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.
**If the surviving Joint Owner is the spouse of the deceased Owner, the spouse who is also the surviving Joint Owner may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.
***If the surviving spouse is a Covered Person and they continue the Contract after we have begun making Lifetime Plus Payments, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse and any Cumulative Withdrawal Value will continue to be available.







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    UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT
(NOTE: WE DO NOT ALLOW JOINT ANNUITANTS UNDER A PARTIAL ANNUITIZATION AND WE DO
                                   NOT ALLOW
 JOINT ANNUITANTS DURING THE ACCUMULATION PHASE, SO THIS CAN ONLY OCCUR UNDER A
                              FULL ANNUITIZATION)
o Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity
  Options 3 and 4, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase - Annuity Options.
o No death benefit is payable.
o If the deceased was a sole Owner, the Beneficiary will become the Owner.
o If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.




DEATH BENEFIT PAYMENT OPTIONS
If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he/she can choose to continue the Contract in his/her own name. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in good order at our Service Center both due proof of death and an election of the death benefit payment option. If the surviving spouse continues the Contract, he or she may exercise all of the Owner's rights under this Contract, including naming a new Beneficiary or Beneficiaries. If the surviving spouse continues the Contract, any optional benefits will also continue with the possible exception of the Lifetime Plus Benefits (5.09), which can only continue if the surviving spouse is also an Annuitant. For more information, please see the discussion of benefit termination in section 11.b, The Lifetime Plus Benefits (5.09). If a lump sum payment is requested, we will pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms. We will pay interest as required by the state from the date of death when there is a delay in the payment of the death benefit.


OPTION A: Lump sum payment of the death benefit.

OPTION B: Payment of the entire death benefit within five years of the date of any Owner's death.

OPTION C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution under this option must begin within one year of the date of any Owner's death.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Code.






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11.SELECTION OF OPTIONAL BENEFITS
OPTIONAL BENEFIT OVERVIEW
o QUARTERLY VALUE DEATH BENEFIT. This benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. The death benefit provided by the Quarterly Value Death Benefit will never be less than the Traditional Death Benefit that is available under the Base Contract, but they may be equal.
o BONUS OPTION. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner's 81st birthday. The bonus may be more than offset by the additional M&E charge and longer withdrawal charge schedule associated with it, and it is not included in any guaranteed values that are based on Purchase Payments.
o SHORT WITHDRAWAL CHARGE OPTION. This benefit shortens the withdrawal charge period from seven to four years. It may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh years after you make a Purchase Payment.
o NO WITHDRAWAL CHARGE OPTION. This benefit eliminates the withdrawal charge altogether. This benefit requires a higher initial Purchase Payment and the selection of the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09). It may not be appropriate if you do not intend to take a withdrawal during the first four years after you make a Purchase Payment.


o TARGET DATE RETIREMENT BENEFIT. This benefit is no longer available. Please see Appendix K for information on the features and expenses of this benefit.

o TARGET DATE 10 BENEFIT (5.09). This benefit is intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point (the Target Value Date) during the Accumulation Phase. This type of feature is sometimes called a "walk away benefit," meaning that once you reach the Target Value Date, the entire guaranteed amount is available to you with no restriction in regard to how much or how fast you can take withdrawals. However, withdrawals may still be subject to a withdrawal charge. The earliest available Target Value Date is ten years after you select the benefit. If you select this benefit we will restrict your ability to make additional Purchase Payments to the first three years after you select the benefit. We will also restrict your flexibility in allocating Contract Value among the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options. The Target Date 10 Benefit (5.09) does not provide any guarantee to your Contract Value before the Target Value Date and does not lock in any gains that occur between anniversaries.
o LIFETIME PLUS BENEFIT AND LIFETIME PLUS 8 BENEFIT. These benefits are no longer available. Please see Appendix K for information on the features and expenses of these benefits.

o LIFETIME PLUS BENEFIT (5.09) AND LIFETIME PLUS 8 BENEFIT (5.09). These benefits are designed for those who want lifetime income (called Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both your Contract Value and death benefit. The Lifetime Plus Benefit (5.09) has a higher potential Lifetime Plus Payment percentage than what is available under the Lifetime Plus 8 Benefit (5.09) and offers the ability to begin payments before age 65. The Lifetime Plus 8 Benefit (5.09) offers the maximum potential initial payment but the simple interest increases do not begin until age 60 and you must wait to begin payments until age 65. If you select one of these benefits we will restrict your ability to make allocations to, and transfers between, the Investment Options. Variable Annuity Payments are not subject to these restrictions. These benefits do not guarantee the performance of any Investment Option. To begin Lifetime Plus Payments you must meet certain age requirements. IF YOU DO NOT BEGIN RECEIVING LIFETIME PLUS PAYMENTS DURING THIS ELIGIBILITY PERIOD, YOUR BENEFIT WILL TERMINATE AND YOU WILL HAVE INCURRED HIGHER CONTRACT CHARGES WITHOUT RECEIVING ANY ADVANTAGE FROM YOUR SELECTED BENEFIT. Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX.


SOME OR ALL OF THE OPTIONAL BENEFITS MAY NOT BE AVAILABLE TO YOU; CHECK WITH YOUR REGISTERED REPRESENTATIVE. For more information on the differences between the Target Date 10 Benefit (5.09) and the Lifetime Plus Benefits (5.09), please see the discussion "Choosing Between the Target Date 10 Benefit (5.09) and the Lifetime Plus Benefits (5.09)" later in this section.








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EACH OF THE OPTIONAL BENEFITS CARRIES AN ADDITIONAL M&E CHARGE AND/OR RIDER
CHARGE, AS APPLICABLE. The Bonus Option also has a longer withdrawal charge schedule. For more information please see the Fee Tables and section 6, Expenses.

The Quarterly Value Death Benefit is available for selection at issue. It is available with all other optional benefits, but once you select this benefit you cannot remove it from your Contract. The additional M&E charge associated with the Quarterly Value Death Benefit will continue until the benefit terminates.

You can select ONLY ONE of the following optional benefits at issue: Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. Once you have selected one of these three optional benefits, it cannot be removed from your Contract. The additional M&E charge associated with the Short Withdrawal Charge and the No Withdrawal Charge Option will continue until the earlier of the termination of the benefit, or your Contract Value is reduced to zero. The additional M&E charge associated with the Bonus Option will continue until your Contract terminates.


You can also select ONLY ONE of the following optional benefits either at issue or on a Contract Anniversary: Target Date 10 Benefit (5.09), Lifetime Plus Benefit (5.09), or Lifetime Plus 8 Benefit (5.09). However, if you select the No Withdrawal Charge Option you MUST also select ONE of these three benefits at issue and you can only remove it if we increase the rider charge or if you can simultaneously replace it as discussed later in this section. The Target Date 10 Benefit (5.09) is available once before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). The Lifetime Plus Benefit (5.09) is available once. To select the Lifetime Plus Benefit (5.09) the sole Covered Person must be at least age 55 (or the younger joint Covered Person must be at least age 60), and no Covered Person can be age 81 or older. The Lifetime Plus 8 Benefit (5.09) is available once before the older Covered Person's 81st birthday. However, you cannot exercise the Lifetime Plus 8 Benefit (5.09) if any Covered Person is younger than age 65 or age 91 or older. THEREFORE, UNDER THE LIFETIME PLUS 8 BENEFIT (5.09) JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you select the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09), you may be subject to an additional M&E charge and subsequently a rider charge for your selected benefit, but not both at the same time. We will assess a rider charge for your selected benefit beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010, but before this period we will assess an additional M&E charge.


Under the Lifetime Plus Benefits (5.09), you select either single or joint Lifetime Plus Payments at the time you select the benefit. However, you can later change joint Lifetime Plus Payments to single Lifetime Plus Payments by removing a Covered Person. You can make this change only once. If we approve your request, we will change the rider charge for your selected benefit to equal the rider charge for single Lifetime Plus Payments as of the Contract Anniversary (or Benefit Anniversary, as applicable) after we receive your request in good order at our Service Center, only if that amount differs from the current rider charge for your selected benefit.





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                                       52




REPLACING THE OPTIONAL BENEFITS
You can also remove one of the Target Date Retirements Benefits or one of the Lifetime Plus Benefits, subject to certain restrictions. If you remove one of these optional benefits you may be able to make a ONE TIME REPLACEMENT as follows.


FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2008 AND BEFORE SEPTEMBER 22, 2008
o Replace the Target Date Retirement Benefit with the Lifetime Plus Benefit (5.09).
o Replace the Lifetime Plus Benefit with the Target Date 10 Benefit
  (5.09).


FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 22, 2008
o Replace one of the previously available Target Date Benefits (the Target Date Retirement Benefit or Target Date 10 Benefit) with either the Lifetime Plus Benefit (5.09) or the Lifetime Plus 8 Benefit (5.09)).
o Replace one of the previously available Lifetime Plus Benefits (the Lifetime Plus Benefit or Lifetime Plus 8 Benefit) with the Target Date 10 Benefit (5.09).
o Replace the Target Date 10 Benefit (5.09) with either the Lifetime Plus Benefit (5.09) or the Lifetime Plus 8 Benefit (5.09).
o Replace either the Lifetime Plus Benefit (5.09) or Lifetime Plus 8
  Benefit (5.09) with the Target Date 10 Benefit (5.09).

SPECIAL ONE TIME REPLACEMENT FOR CONTRACTS ISSUED BEFORE SEPTEMBER 22, 2008
o During the period beginning on April 27, 2009 and ending on November 30, 2009, you can replace the Lifetime Plus Benefit with the Lifetime Plus 8 Benefit (5.09). This replacement is available on the Contract Anniversary that occurs during this period.

THESE ARE THE ONLY REPLACEMENTS WE ALLOW FOR THESE OPTIONAL BENEFITS. Replacements include both the simultaneous removal and addition of benefits on one anniversary, as well as removing one benefit on an anniversary and adding another benefit on a future anniversary. In addition, if you select the No Withdrawal Charge Option, you can only remove one of the Target Date Benefits or Lifetime Plus Benefits if we increase the rider charge or if you can simultaneously replace it with another optional benefit. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefits. IN ADDITION, YOU CANNOT REPLACE ANY OF THE LIFETIME PLUS BENEFIT (5.09) AFTER LIFETIME PLUS PAYMENTS HAVE BEGUN.


CHOOSING BETWEEN THE TARGET DATE 10 BENEFIT (5.09) AND THE LIFETIME PLUS BENEFITS (5.09)
The following table outlines the primary differences between the Target Date 10 Benefit (5.09) and the Lifetime Plus Benefits (5.09). The Target Date 10 Benefit (5.09) provides a future guarantee on Contract Value that you can walk away with, but has restrictions on how you can invest your money. The Lifetime Plus Benefits (5.09) provide lifetime income and continued access to both Contract Value and a death benefit for a period of time, and also have restrictions on how you can invest your money. However, the restrictions on investments under the Target Date 10 Benefit (5.09) will change over time as compared to the restrictions under the Lifetime Plus Benefits (5.09). The charges for the Lifetime Plus Benefits (5.09) are also higher than the charge for the Target Date 10 Benefit (5.09).








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                                       53





                PRIMARY DIFFERENCES BETWEEN THE TARGET DATE 10 BENEFIT (5.09) AND THE LIFETIME PLUS BENEFITS (5.09)

              TARGET DATE  LIFETIME PLUS  LIFETIME PLUS 8 BENEFIT (5.09)
              10 BENEFIT   BENEFIT (5.09)
                (5.09)
BENEFIT'S    A future      Lifetime       Same as the Lifetime Plus Benefit (5.09).
FEATURE      guarantee of  income with
             Contract      access to both
             Value.        Contract Value
                           and a death
                           benefit.
PERSON ON    The Owner.    The Covered    Same as the Lifetime Plus Benefit (5.09).
WHOM WE BASE               Person(s), who
THE BENEFIT                must either be
                           Owners,
                           Annuitant or
                           Beneficiaries.
RIDER        0.55% of the  0.85% of the   0.95% of the Benefit Base for single Lifetime Plus Payments, and 1.10% for joint Lifetime
CHARGE* FOR  Target Value, Benefit Base   Plus Payments.
THE BENEFIT  which is less for single
             than the      Lifetime Plus
             charge for    Payments, and
             either of the 1.00% for
             Lifetime Plus joint Lifetime
             Benefits      Plus Payments.
             (5.09).
CAN THE      Yes, on each  Same as the    Same as the Target Date 10 Benefit (5.09).
RIDER CHARGE Quarterly     Target Date 10
INCREASE?    Anniversary.  Benefit
                           (5.09).
INVESTMENT   Yes, and the  Yes, but the   Same as the Lifetime Plus Benefit (5.09).
OPTION       restrictions  restrictions
ALLOCATION   will change   are set when
AND TRANSFER over time.    the benefit is
RESTRICTIONS               added to the
                           Contract and
                           they will not
                           change over
                           time.


WAITING      Minimum of    None if        None if minimum age for exercising is met at the time you select the benefit (must be at
PERIOD       ten years.    minimum age    least age 65, and cannot be age 91 or older).
                           for exercising
                           is met at the
                           time you
                           select the
                           benefit (must
                           be at least
                           age 55, and
                           cannot be age
                           91 or older).
MANDATORY    Yes.          No. If         Same as the Lifetime Plus Benefit (5.09).
BEGINNING                  payments do
DATE                       not begin
                           during the
                           eligibility
                           period the
                           benefit will
                           terminate.


GUARANTEED   The highest   We base the    We base the initial Lifetime Plus Payment on the greater of the highest quarterly Contract
VALUES USED  annual        initial        Value, or a 2% SIMPLE QUARTERLY INTEREST applied to the 8% Annual Increase for a period of
TO DETERMINE Contract      Lifetime Plus  up to 20 years BEGINNING AT AGE 60. The interest period is potentially much longer than
THE          Value, which  Payment on the what is available under the Lifetime Plus Benefit (5.09), however the simple interest
BENEFIT'S    is less than  greater of the increases may not begin immediately depending on your age when you select the benefit. We
FEATURES     what is       highest        automatically reset the portion of the guarantee based on simple interest during the
             potentially   quarterly      entire period that we calculate the 8% Annual Increase and not just during the Increase
             available     Contract       Period. Resets eliminate all previous simple interest based guarantees.
             under either  Value, or a 5%
             of the        annual
             Lifetime Plus increase
             Benefits      applied to
             (5.09).       Purchase
                           Payments
                           received
                           within the
                           first ten
                           years. We
                           automatically
                           reset the
                           portion of the
                           guarantee
                           based on the
                           annual
                           increase to
                           equal the
                           Contract Value
                           if that will
                           provide a
                           larger
                           potential
                           guarantee.
                           Resets
                           eliminate any
                           previous
                           increase based
                           guarantees.
                           Also the
                           maximum
                           Lifetime Plus
                           Payment
                           percentage is
                           greater than
                           the maximum
                           percentage
                           available
                           under the
                           Lifetime Plus
                           8 Benefit
                           (5.09).

* We will asses the rider charge beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010. Before this period, we will assess an additional M&E charge against the Accumulation Unit value for your selected benefit. For more information, see the Fee Tables and Section 6, Expenses.






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                                       54




11.a THE TARGET DATE 10 BENEFIT (5.09)
Your Contract Value will increase and decrease depending on the performance of the underlying Investment Options you selected. Depending on market conditions, you can gain or lose value in the Investment Options, including your principal. However, the Target Date 10 Benefit (5.09) is intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point during the Accumulation Phase that you select (the Target Value Date). This type of feature is sometimes called a "walk away benefit," meaning that once you reach the Target Value Date, the entire guaranteed amount is available to you with no restriction in regard to how much or how fast you can take withdrawals. However, withdrawals may be subject to a withdrawal charge.

If you select the Target Date 10 Benefit (5.09) you may be subject to an additional M&E charge and subsequently a rider charge, but not both at the same time. We will assess a rider charge for your selected benefit beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010, but before this period we will assess an additional M&E charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. We calculate these charges as discussed under the "Mortality and Expense Risk (M&E) Charges" and "Rider Charges" in section 6, Expenses. If you select the Target Date 10 Benefit (5.09), we will restrict your allocations to the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options. If you select the Target Date 10 Benefit (5.09), you can only make additional Purchase Payments to the Contract for the first three years after you select the benefit.


If available, you can select the Target Date 10 Benefit (5.09) subject to certain age restrictions either at Contract issue or on a subsequent Contract Anniversary. You can also later remove it from your Contract. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove the Target Date 10 Benefit (5.09) if we are increasing the rider charge or if you can simultaneously replace it with one of the Lifetime Plus Benefits (5.09). If you remove the Target Date 10 Benefit (5.09) you cannot reselect it in the future.


YOU HAVE LIMITED PROTECTION UNDER THE TARGET DATE 10 BENEFIT (5.09) UNLESS YOU HOLD THE CONTRACT UNTIL THE INITIAL TARGET VALUE DATE. IF YOU THINK THAT YOU MAY DO ANY OF THE FOLLOWING BEFORE THE INITIAL TARGET VALUE DATE YOU SHOULD CONSIDER WHETHER SELECTING THE TARGET DATE 10 BENEFIT (5.09) IS IN YOUR BEST INTEREST:
REMOVE THE TARGET DATE 10 BENEFIT (5.09) FROM YOUR CONTRACT, TERMINATE THE CONTRACT, OR TAKE A FULL ANNUITIZATION.

The Target Date 10 Benefit (5.09) guarantees that, beginning on your Target Value Date (and on each subsequent Contract Anniversary until the benefit terminates) your Contract Value will at least equal the Target Value. The Target Value is the highest Contract Value that occurred at issue or on any subsequent Contract Anniversary, adjusted for any subsequent additional Purchase Payments or partial withdrawals. The earliest available initial Target Value Date is ten years after you select the benefit and the latest available initial date is the Contract Anniversary before the older Owner's 91st birthday. For example, assume you purchase a Contract, select the Target Date 10 Benefit (5.09) with the earliest available Target Value Date, make one initial payment, and take no withdrawals. Then, on the tenth Contract Anniversary the Target Date 10 Benefit (5.09) guarantees that your Contract Value will be at least the initial Purchase Payment or the highest Contract Value on any Contract Anniversary up to and including the tenth Contract Anniversary. HOWEVER, THE TARGET DATE 10 BENEFIT (5.09) DOES NOT PROVIDE ANY GUARANTEE TO YOUR CONTRACT VALUE BEFORE THE TARGET VALUE DATE AND IT DOES NOT LOCK IN ANY GAINS THAT OCCUR BETWEEN ANNIVERSARIES.

If your Contract Value is less than this guaranteed amount on the Target Value Date and each subsequent Contract Anniversary, we will credit your Contract Value with the difference. We will allocate this amount to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit.


ADDING THE TARGET DATE 10 BENEFIT (5.09) TO YOUR CONTRACT
If the Target Date 10 Benefit (5.09) is available, you can select it at Contract issue, or on a Contract Anniversary, one time before the older Owner's 81st birthday. If the Contract is owned by a non-individual, we base the availability of the benefit on the age of the Annuitant. YOU CANNOT ADD THE TARGET DATE 10 BENEFIT (5.09) TO A CONTRACT AFTER THE OLDER OWNER REACHES AGE 81 (OR AFTER THE ANNUITANT REACHES AGE 81 IF THE CONTRACT IS OWNED BY A NON-INDIVIDUAL). YOU ALSO CANNOT ADD THE TARGET DATE 10 BENEFIT (5.09) TO YOUR CONTRACT AND HAVE ANY VERSION OF ANY OF THE LIFETIME PLUS BENEFITS AT THE SAME TIME. If you previously had one of the Lifetime Plus Benefits but you removed it from your Contract, you can only add the Target Date 10 Benefit (5.09) if you can meet the replacement requirements set out in section 11, Selection of Optional Benefits.









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                                       55



If you do not select the Target Date 10 Benefit (5.09) at Contract issue, you may be able to select it later if it is still available by completing the appropriate form. We must receive this form no later than 30 days before a Contract Anniversary in order to add the benefit on that anniversary (the rider effective date), and your Contract Value on the rider effective date must be at least $10,000, or $25,000 if you also selected the No Withdrawal Charge Option. On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We consider this reallocation of your Contract Value to be a "good order" issue. We will process your request to add the Target Date 10 Benefit (5.09) on the Contract Anniversary that occurs after we receive your request in good order at our Service Center and the rider effective date will be that Contract Anniversary. If you add the Target Date 10 Benefit (5.09) to your Contract after the Issue Date, then on the rider effective date, we will increase the Contract charge to include the amount of the additional M&E charge or rider charge for the Target Date 10 Benefit (5.09) depending on which charge is in effect at that time. If we are currently assessing an additional M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative. If you select the Target Date 10 Benefit (5.09), the additional charge associated with it will continue until the earlier of its termination, or your Contract Value is reduced to zero.

IF YOU SELECT THE TARGET DATE 10 BENEFIT (5.09), YOU CAN ONLY MAKE ADDITIONAL PURCHASE PAYMENTS AND PARTICIPATE IN THE AUTOMATIC INVESTMENT PLAN FOR THREE YEARS AFTER THE RIDER EFFECTIVE DATE. In addition, the flexible rebalancing program will not be available to you during the period that the Target Date 10 Benefit (5.09) is part of your Contract. However, if you remove the Target Date 10 Benefit (5.09) from your Contract, these restrictions will no longer apply on or after the rider termination date.

NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value and, therefore, you will no longer receive any Contract Value increases under the Target Date 10 Benefit (5.09).


REMOVING THE TARGET DATE 10 BENEFIT (5.09) FROM YOUR CONTRACT
Once you select the Target Date 10 Benefit (5.09), you can remove it from your Contract. If you remove the Target Date 10 Benefit (5.09) from your Contract, it will not be available for future selection. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove the Target Date 10 Benefit (5.09) from your Contract if we increase the rider charge on a Quarterly Anniversary or if you can simultaneously replace it with one of the Lifetime Plus Benefits (5.09), as discussed in section 11, Selection of Optional Benefits.

You can request the removal of the Target Date 10 Benefit (5.09) by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the charge increase in order to remove the benefit on the Quarterly Anniversary that the increase is scheduled to take effect. If you are removing this benefit for any other reason, we must receive this form no later than 30 days before a Contract Anniversary in order to remove the benefit on that Contract Anniversary. We will process your request on the Contract Anniversary (or Quarterly Anniversary if we are increasing the rider charge) that occurs immediately after we receive your request in good order at our Service Center. The rider termination date will be the Contract Anniversary* (or Quarterly Anniversary* if we are increasing the rider charge) that we remove this benefit from your Contract. If you remove the Target Date 10 Benefit (5.09) from your Contract, we will no longer assess the rider charge associated with it as of the rider termination date.


* If the Contract Anniversary or Quarterly Anniversary does not occur on a Business Day, we will process your request to remove this benefit on the next Business Day.


THE TARGET VALUE DATE
We may apply a credit to your Contract Value on each Target Value Date. Each Target Value Date will occur on a Contract Anniversary. You select the initial Target Value Date when you add the Target Date 10 Benefit (5.09) to your Contract. The earliest initial Target Value Date you can select is ten Contract Years after the rider effective date and the latest initial Target Value Date you can select is the Contract Anniversary before the older Owner's 91st birthday. If the Contract is owned by a non-individual, the latest initial Target Value Date you can select is the Contract Anniversary before the Annuitant's 91st birthday. Additional Target Value Dates will then occur on each subsequent Contract Anniversary while the Target Date 10 Benefit (5.09) is in effect. If the Target Value Date does not fall on a Business Day, we will apply any associated credit to your Contract Value on the next Business Day.









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On any Contract Anniversary before the older Owner's 81st birthday, you can reset the initial Target Value Date before it occurs as long as the Contract Value is at least equal to the Target Value on that anniversary. If the Contract is owned by a non-individual, the age restriction for resetting the initial Target Value Date is before the Annuitant's 81st birthday. The new initial Target Value Date must be on a Contract Anniversary that is at least ten Contract Years after we process your request for the reset and the latest Target Value Date is the Contract Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in good order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day.

Once we apply a credit to your Contract Value under the Target Date 10 Benefit (5.09), the credit becomes part of your Contract Value and is available for immediate withdrawal. Also, the credit will be allocated proportionately to the Investment Options you chose, and will immediately begin to participate in the investment performance of those Investment Options. We will apply the credit to your Contract before we do any quarterly rebalancing. For tax purposes, the credit will be treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal. We assess withdrawal charges against Purchase Payments withdrawn in the manner described in section 6, Expenses - Withdrawal Charge.


CALCULATING THE TARGET VALUE
We only calculate the Target Value while the Target Date 10 Benefit (5.09) is in effect. If you select the Target Date 10 Benefit (5.09) at Contract issue, the Target Value is the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value on any Contract Anniversary. If you select the Target Date 10 Benefit (5.09) after issue, the Target Value is the highest Contract Value on the rider effective date or on any subsequent Contract Anniversary. We adjust the Target Value for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. Additional Purchase Payments will increase the Target Value on a dollar for dollar basis, but partial withdrawals and Partial Annuitizations will decrease the Target Value proportionately based on the percentage of Contract Value withdrawn (including withdrawal charges) or annuitized. If your Contract Value is less than the Target Value on any Target Value Date, we will apply a credit your Contract Value to equal the Target Value. For more details and examples of how we calculate the Target Value, please see Appendix C.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS WILL APPLY ONLY TO CONTRACTS WITH THE TARGET DATE 10 BENEFIT (5.09) WHILE THE BENEFIT IS IN EFFECT. BY SELECTING THIS BENEFIT, YOU ARE CONSENTING TO ALLOW US TO REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under the Target Date 10 Benefit (5.09), and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit. For more information on the Investment Option groups and the restrictions on allocations to these groups, please see Tables 1, 2 and 3 in Appendix D - Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing.

We limit the amount of Contract Value you can allocate to the Investment Options in Group A to a maximum of between 30% and 5%, and we limit the amount of Contract Value you can allocate to the Investment Options in the combined Groups A, B and X to a maximum of between 95% and 35%. We require you to allocate a minimum of between 5% and 65% of your Contract Value to the Investment Options in Group Y. The minimum and maximum you can allocate to the groups depends on the number of years until the initial Target Value Date and the Contract Value as a percentage of Target Value.

The maximums decrease and the minimum increases as the number of years until the initial Target Value Date decreases and as the comparison of Contract Value as a percentage of Target Value decreases. However, we limit the amount by which the maximums can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR. IF








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                                       57



YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER CHANGES TO THE ALLOCATION OF YOUR CONTRACT VALUE TO THE INVESTMENT OPTIONS OVER TIME AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. Once we reduce the maximum amount of Contract Value we allow in Group A, or in the combined Groups A, B and X, it will never increase unless you are able to reset the initial Target Value Date AND the new maximum allowable allocation is greater than your current required allocation.

On each Quarterly Anniversary, we automatically rebalance the amount of Contract Value in each of the Investment Options as discussed in Appendix D. Quarterly rebalancing will continue until the termination of the Target Date 10 Benefit (5.09). This rebalancing applies to all of your selected Investment Options, and not just the ones that are in Groups A, B or X. On each Quarterly Anniversary we will return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments if these instructions comply with the current maximum allowable allocation for Contract Value in Group A, and the combined Groups A, B and X. However, if your most recent allocation instructions for future Purchase Payments do not meet these maximum limitations, we will rebalance your Contract Value according to the required allocations as described in Appendix D. If you choose to allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

If you add the Target Date 10 Benefit (5.09) to your Contract after the Issue Date, we will ask you to reallocate your Contract Value to comply with the maximum allowable allocations. We will not allow you to add the Target Date 10 Benefit (5.09) to your Contract until you have reallocated your Contract Value to comply with the maximum allowable allocations. We will only allow you to make transfers to and from the Investment Option groups as long as you do not exceed the current maximum allowable allocations. However, transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation for each Investment Option that we established on the most recent Quarterly Anniversary. (For more information, please see Appendix D.) THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN THE TARGET DATE 10 BENEFIT (5.09) TERMINATES.

We will not move any of the Investment Options currently available under the Contract from one group to another, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.

TERMINATION OF THE TARGET DATE 10 BENEFIT (5.09)
The Target Date 10 Benefit (5.09) will terminate upon the earliest of the following.
o The Business Day we process your request to remove the Target Date 10
  Benefit (5.09) from the Contract (the rider termination date).
o The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive the death benefit, then the Target Date 10 Benefit (5.09) will terminate as of the end of the Business Day during which we receive in good order at the Service Center, both due proof of death and an election of the death benefit payment option.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.






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11.b THE LIFETIME PLUS BENEFITS (5.09)
The Lifetime Plus Benefit (5.09) and Lifetime Plus 8 Benefit (5.09) are designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both your Contract Value and death benefit. Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. These benefits are available with the other optional benefits as discussed in section 11, Selection of Optional Benefits.

Except as specified below, the same terms and conditions apply to the benefits available under the Lifetime Plus Benefit (5.09) and Lifetime Plus 8 Benefit (5.09). Each of these benefits provide guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) that are available to you during the Accumulation Phase. The Lifetime Plus Benefit (5.09) has a higher Lifetime Plus Payment percentage than what is available under the Lifetime Plus 8 Benefit (5.09) and offers the ability to begin payments before age 65. The Lifetime Plus 8 Benefit (5.09) offers the maximum potential initial payment but the simple interest increases do not begin until age 60 and you must wait to begin payments until age 65. Lifetime Plus Payments are annual payments that we initially calculate using your "Benefit Base," your "age band payment percentage," and whether you select single or joint Lifetime Plus Payments as described in this section of the prospectus. If you select either the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09) you may be subject to an additional M&E charge and subsequently a rider charge, but not both at the same time. We will assess a rider charge for your selected benefit beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010, but before this period we will assess an additional M&E charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. We calculate these charges as discussed under the "Mortality and Expense Risk (M&E) Charges" and "Rider Charges" in section 6, Expenses.


Your annual maximum Lifetime Plus Payment, once established, can increase, but it cannot decrease unless you take an excess partial withdrawal (Excess Withdrawal). Your annual maximum Lifetime Plus Payments may increase automatically each year based upon increases in your Contract Value, subject to adjustments for Excess Withdrawals. Under the Cumulative Withdrawal Benefit, you can also control the amount of each Lifetime Plus Payment you receive subject to certain restrictions. Each Benefit Year that you take less than the annual maximum Lifetime Plus Payment that you are entitled to, we add the remaining amount to the Cumulative Withdrawal Value. You can take withdrawals from your Cumulative Withdrawal Value at any time. For more information regarding the Cumulative Withdrawal Benefit, please see the "Lifetime Plus Payments - The Cumulative Withdrawal Benefit" discussion later in this section.

You can select either the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09) once, either at Contract issue or on a subsequent Contract Anniversary, subject to certain age restrictions. You can also remove your selected benefit before your Contract Value is reduced to zero. However, if your Contract includes the No Withdrawal Charge Option, you can only remove one of the Lifetime Plus Benefits (5.09) if we increase the rider charge or if you can simultaneously replace it with another benefit as set out in section 11, Selection of Optional Benefits. If you remove the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09), you cannot reselect it in the future. If you select one of these benefits, you can exercise it and begin receiving Lifetime Plus Payments at any time, subject to certain restrictions. Also, if you select one of these benefits, we will restrict the Investment Options to which you can allocate money under your Contract.

If you select one of these benefits, we will ask you to choose either single Lifetime Plus Payments for the lifetime of the sole Covered Person, or joint Lifetime Plus Payments for the lifetime of both joint Covered Persons. For joint Lifetime Plus Payments, the joint Covered Persons must qualify as spouses under federal law. You declare the Covered Person(s) at the time you add the benefit to your Contract. If your Contract includes the Lifetime Plus Benefit (5.09), on the date Lifetime Plus Payments begin (the Benefit Date), no Covered Person can be age 91 or older. If your Contract includes the Lifetime Plus 8 Benefit (5.09), on the Benefit Date all Covered Persons must be at least age 65 and no Covered Person can be age 91 or older. The earliest possible Benefit Date you can select would be the 1st or 15th of a calendar month that occurs after we issue the benefit.






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THERE ARE SEVERAL IMPORTANT POINTS FOR YOU TO CONSIDER BEFORE SELECTING ONE OF
THE LIFETIME PLUS BENEFITS (5.09).
o None of these benefits create Contract Value or guarantee the performance of any Investment Option.
o You can remove one of the Lifetime Plus Benefits (5.09) from your Contract provided that you do so before your Contract Value is reduced to zero. If you remove one of these benefits from your Contract you cannot reselect it but you may be able to replace it. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove one of these benefits from your Contract if we increase the rider charge or if you can simultaneously replace it with another benefit. For more details regarding the replacement of these benefits, see section 11, Selection of Optional Benefits.
o Contracts with one of the Lifetime Plus Benefits (5.09) are subject to restrictions on the Investment Options available for allocations and transfers. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.
o Under the Lifetime Plus Benefit (5.09) you cannot begin receiving
  Lifetime Plus Payments if any Covered Person is age 91 or older. Under the Lifetime Plus 8 Benefit (5.09) you cannot begin receiving Lifetime Plus Payments if any Covered Person is younger than age 65 or if any Covered Person is age 91 or older. If you do not exercise the benefit during this eligibility period, it will no longer be available and you will have incurred higher Contract charges without receiving any benefit from selecting it.
o If there are joint Covered Persons and one Covered Person dies after joint Lifetime Plus Payments have begun, any payment received by the surviving spouse (who is also a Covered Person) after the date of death and before the survivor reaches age 59 1/2 will be reported as a premature distribution according to the Code.
o If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you will receive any increase to your annual maximum Lifetime Plus Payment. The Cumulative Withdrawal Value is the amount of all annual maximum Lifetime Plus Payments that you do not take. The Cumulative Withdrawal Value does not earn interest and does not increase or decrease due to the performance of your selected Investment Options. In addition, the Cumulative Withdrawal Value is not available to your Beneficiaries* upon death. (See the "Lifetime Plus Payments - Cumulative Withdrawal Benefit" discussion later in this section.)



* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE AND YOUR TAX ADVISER WHETHER ONE OF THE LIFETIME PLUS BENEFITS (5.09) IS APPROPRIATE FOR YOUR SITUATION.

ADDING ONE OF THE LIFETIME PLUS BENEFITS (5.09) TO YOUR CONTRACT
You can select either the Lifetime Plus Benefit (5.09) or the Lifetime Plus 8 Benefit (5.09) at issue or on a Contract Anniversary. To select the Lifetime Plus Benefit (5.09) the sole Covered Person must be at least age 55 (or the younger joint Covered Person must be at least age 60), and no Covered Person can be age 81 or older. THEREFORE, YOU CANNOT SELECT JOINT LIFETIME PLUS PAYMENTS UNDER THE LIFETIME PLUS BENEFIT (5.09) IF THERE IS MORE THAN A 20-YEAR AGE DIFFERENCE BETWEEN SPOUSES. The Lifetime Plus 8 Benefit (5.09) is available once before the older Covered Person's 81st birthday. However, you cannot exercise the Lifetime Plus 8 Benefit (5.09) if any Covered Person is younger than age 65 or age 91 or older. THEREFORE, UNDER THE LIFETIME PLUS 8 BENEFIT (5.09) JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you previously had one of the Target Date Benefits but you removed it from your Contract, you can only add one of the Lifetime Plus Benefits (5.09) to your Contract if you can meet the replacement requirements set out in section 11, Selection of Optional Benefits.


If you do not select any of these benefits at Contract issue, you may be able to select one later if it is still available by completing the appropriate form. However, you cannot add any of these benefits to your Contract and have one of the Target Date Benefits at the same time. We must receive this form no later than 30 days before a Contract Anniversary in order to add the benefit on that anniversary (the rider effective date), and your Contract Value on the rider effective date must be at least $10,000, or $25,000 if you also selected the No Withdrawal Charge Option. On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We consider the reallocation of your Contract Value to comply with these restrictions to be a "good order" issue. We will process your request to add the selected benefit after the Issue Date on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs after we receive your request in good order at our Service Center and your rider effective date for your selected benefit will be that









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Contract Anniversary. If you add one of these benefits to your Contract after the Issue Date, then on the rider effective date, we will increase the Contract charge to include the amount of the additional M&E charge or rider charge for your selected Lifetime Plus Benefit (5.09) and payment type (single life or joint life) depending on which charge is in effect at that time. If we are currently assessing an additional M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative. If you select one of these benefits, the additional charges associated with it will continue until the earlier of its termination or your Contract Value is reduced to zero.

If you add any of these benefits to your Contract, the flexible rebalancing program will not be available to you during the period that the benefit is part of your Contract.


REMOVING ONE OF THE LIFETIME PLUS BENEFITS (5.09) FROM YOUR CONTRACT
Once you select the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09), you can remove it from your Contract. If you remove one of these benefits from your Contract, then none of these benefits will be available for future selection. However, we allow a special one time replacement of the previously available Lifetime Plus or Lifetime Plus 8 Benefit with the currently available Lifetime Plus 8 Benefit (5.09), as set out in section 11, Selection of Optional Benefits. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove one of the Lifetime Plus Benefits (5.09) from your Contract if we increase the rider charge on a Quarterly Anniversary or if you can simultaneously replace it with another benefit as discussed in section 11, Selection of Optional Benefits.

You can request the removal of your selected Lifetime Plus Benefit (5.09) by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the charge increase in order to remove the benefit on the Quarterly Anniversary that the increase is scheduled to take effect. If you are removing this benefit for any other reason, we must receive this form no later than 30 days before a Contract Anniversary in order to remove the benefit on that Contract Anniversary. We will process your request on the Contract Anniversary* (or Quarterly Anniversary* if we are increasing the rider charge) that occurs immediately after we receive your request in good order at our Service Center. If you remove one of these benefits from your Contract, we will no longer assess the rider charge associated with it as of the rider termination date.

* If the Contract Anniversary or Quarterly Anniversary does not occur on a Business Day, we will process your request to remove this benefit on the next Business Day.


NOTE: If you terminate your selected Lifetime Plus Benefit (5.09) after Lifetime Plus Payments have begun, your Lifetime Plus Payments will stop and none of these benefits will be available for future selection.


WHO IS CONSIDERED A COVERED PERSON(S)?
For single Lifetime Plus Payments and for:
o solely owned Contracts, the Covered Person is the Owner.
o Contracts owned by a non-individual, the Covered Person is the Annuitant.
o jointly owned Contracts, you can choose which Owner is the Covered
  Person subject to the age restriction for adding one of the Lifetime Plus Benefits (5.09) to your Contract.
For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
o Non-Qualified Contracts:
  -  spouses must be Joint Owners; or
  - one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or
  - one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

o Qualified Contracts:
  - one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
  - if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.








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After we issue the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit
(5.09), you cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person after we issue the benefit if you selected joint Lifetime Plus Payments. YOU CAN MAKE THIS CHANGE ONLY ONCE.

Before Lifetime Plus Payments begin, you can request the removal of a joint Covered Person within 30 days before a Contract Anniversary by completing the appropriate form. Once Lifetime Plus Payments have begun, you can request the removal of a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We will process your request on the Contract Anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in good order at our Service Center. If you remove a joint Covered Person from your Contract, we will change the rider charge for your selected benefit if this amount differs from the current rider charge on your Contract. If we are still offering your selected benefit, we will change the rider charge to equal the current rider charge for your selected benefit with single Lifetime Plus Payments that is available at the time we process your request. HOWEVER, WE GUARANTEE THAT ANY NEW RIDER CHARGE WILL NOT BE GREATER THAN THE MAXIMUM RIDER CHARGE FOR YOUR SELECTED BENEFIT WITH SINGLE LIFETIME PLUS PAYMENTS THAT WE DECLARED ON THE RIDER EFFECTIVE DATE YOUR SELECTED LIFETIME PLUS BENEFIT (5.09) WAS ADDED TO YOUR CONTRACT.

* Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we will not reduce your Lifetime Plus Payment if you remove a Covered Person from your Contract, but we may increase your payment as follows. We will compare your current annual MAXIMUM Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person's current age and the current Contract Value as of the Benefit Anniversary that we process your removal request (see the age band table in the "Lifetime Plus Payments" discussion later in this section). If the payment based on the appropriate percentage for the remaining Covered Person's current age and Contract Value is greater, we will increase your annual maximum Lifetime Plus Payment to this new amount. If you chose to receive the maximum payment, the same increase will also apply to the actual Lifetime Plus Payment you receive for the coming year. However, if you chose to receive less than the maximum payment, there will be no change to the actual Lifetime Plus Payment you receive for the coming year and we will apply the difference between your maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

NOTE: A PERSON WILL NO LONGER QUALIFY AS A COVERED PERSON AND WILL BE REMOVED FROM THE CONTRACT IF THAT PERSON IS NO LONGER AN OWNER, JOINT OWNER, ANNUITANT, SOLE PRIMARY BENEFICIARY, OR SOLE CONTINGENT BENEFICIARY AS REQUIRED ABOVE.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until your selected Lifetime Plus Benefit (5.09) terminates. Once you declare the Covered Persons, if at any time before your benefit terminates you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS: If the Joint Owners are not spouses, Lifetime Plus Payments will stop with the death of any Owner. THIS MEANS THAT IF YOU SELECT SINGLE LIFETIME PLUS PAYMENTS ON A JOINTLY OWNED CONTRACT, LIFETIME PLUS PAYMENTS COULD STOP EVEN IF THE COVERED PERSON IS STILL ALIVE.


IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS
o You can only remove your selected Lifetime Plus Benefit (5.09) from the Contract while your Contract Value is positive.
o Partial Annuitizations are no longer available.
o You cannot make additional Purchase Payments to the Contract while your benefit is in effect.
o The automatic investment plan (AIP) and the systematic withdrawal program are no longer available to you. If you are participating in one of these programs, your participation will stop on the Benefit Date and none of these programs will be available to you in the future unless you choose to terminate your benefit.
o The free withdrawal privilege is no longer available to you while your benefit is in effect. However, Lifetime Plus Payments and Cumulative Withdrawals are not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.
o Excess Withdrawals (including a full withdrawal of the Contract Value) which are available while you are receiving Lifetime Plus Payments, are subject to a withdrawal charge and they will reduce both the Withdrawal Charge Basis (as set out in section 6, Expenses - Withdrawal Charge) and the Benefit Base (as discussed under "The Benefit Base" later in this section).





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o Any Excess Withdrawal will reduce your annual maximum Lifetime Plus
  Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Benefit Anniversary after the withdrawal. HOWEVER, IF YOU TAKE AN EXCESS WITHDRAWAL OF YOUR ENTIRE REMAINING CONTRACT VALUE, OR YOU TAKE AN EXCESS WITHDRAWAL THAT REDUCES YOUR LIFETIME PLUS PAYMENT TO BELOW THE ACCEPTABLE MINIMUM, YOUR PAYMENTS WILL STOP AND YOUR BENEFIT WILL TERMINATE ON THE BUSINESS DAY YOU TAKE THE EXCESS WITHDRAWAL.


o You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:
  -  an Owner dies and the spouse continues the Contract, or
  - you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
o The rider charge for the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09) will continue until the earlier of your benefit's termination, or the total depletion of your Contract Value.
o We reserve the right to change the rider charge for the Lifetime Plus
  Benefit (5.09) or Lifetime Plus 8 Benefit (5.09) on each Quarterly Anniversary that the benefit is in effect subject to the maximum rider charge that we established on the rider effective date and as set out in your Contract.
o If you have the Quarterly Value Death Benefit, the additional M&E charge for the Quarterly Value Death Benefit will continue as long as the Quarterly Value Death Benefit value is greater than zero.
o The portion of the Traditional Death Benefit value that is based on Purchase Payments will no longer increase.
o Each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge). For more information, please see section 10, Death Benefit
  - Traditional Death Benefit, and Appendix E - Quarterly Anniversary Value Calculation and Examples - Calculating the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
o The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each Lifetime Plus Payment, Cumulative Withdrawal, Excess Withdrawal (including any withdrawal charge), and the quarterly deduction of the rider charge.
o Resets of the 5% Annual Increase under the Lifetime Plus Benefit (5.09) or the 8% Annual Increase under the Lifetime Plus 8 Benefit (5.09) are no longer available.
o We will no longer calculate the following values and they will all cease to exist: the Quarterly Anniversary Value under any of the Lifetime Plus Benefits (5.09); the 5% Annual Increase under the Lifetime Plus Benefit (5.09); and the 8% Annual Increase under the Lifetime Plus 8 Benefit (5.09). However, we will continue to calculate your Benefit Base and if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value available under that benefit.
o We may apply an annual payment increase to your annual maximum Lifetime
  Plus Payment on every Benefit Anniversary after your Lifetime Plus Payments have begun and before the older Covered Person's 91st birthday. If you receive an annual payment increase, we will also change your Benefit Base.


o Once Lifetime Plus Payments begin, you can only terminate them while your Contract Value is positive and greater than the Cumulative Withdrawal Value.


LIFETIME PLUS PAYMENTS
To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments will begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date will be at least 15 calendar days after your request has been received in good order at our Service Center. Under the Lifetime Plus Benefit (5.09) the first available Benefit Date you can select is the one that occurs after the Issue Date. Under the Lifetime Plus 8 Benefit (5.09) the first available Benefit Date you can select is the one that occurs after the younger Covered Person's 65th birthday. Under all benefits, the last available Benefit Date you can select is the one that occurs before the older Covered Person's 91st birthday.


For the Lifetime Plus Benefit (5.09), you cannot exercise the benefit if any Covered Person is age 91 or older. For the Lifetime Plus 8 Benefit (5.09), you cannot exercise the benefit if any Covered Person is younger than age 65 or age 91 or older. THEREFORE, UNDER THE LIFETIME PLUS 8 BENEFIT (5.09) JOINT LIFETIME PLUS PAYMENTS WILL NEVER BE AVAILABLE IF THERE IS MORE THAN A 25-YEAR AGE DIFFERENCE BETWEEN SPOUSES. If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person's 91st birthday, we will send you written notice that the benefit is about to











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terminate. IF THE BENEFIT TERMINATES BEFORE YOU BEGIN RECEIVING LIFETIME PLUS
PAYMENTS, YOU WILL HAVE INCURRED HIGHER CONTRACT CHARGES WITHOUT RECEIVING ANY EXPLICIT ADVANTAGE FROM SELECTING IT.

NOTE: IF YOU ADD ONE OF THE LIFETIME PLUS BENEFITS (5.09) TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80, THEN WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT FROM THE 5% ANNUAL INCREASE OR 8% ANNUAL INCREASE. Keep in mind that the Benefit Date must occur on either the 1st or the 15th of a calendar month.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. Each Lifetime Plus Payment amount will equal the annual actual Lifetime Plus Payment divided by the number of payments we will make during the Benefit Year. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

If you exercise one of the Lifetime Plus Benefits (5.09) we will begin making Lifetime Plus Payments as of the Benefit Date. Under the Lifetime Plus Benefit (5.09) we base the initial payment on the Benefit Base (for more information, see "The Benefit Base" discussion later in this section) and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:


 SINGLE LIFETIME PLUS PAYMENTS -              ANNUAL MAXIMUM
 AGE BAND OF THE COVERED PERSON        LIFETIME PLUS PAYMENT PERCENTAGE
-----------------------------------    -----------------------------
            55 to 59                             4%
            60 to 69                             5%
            70 to 79                             6%
           80 or older                           7%

     JOINT LIFETIME PLUS PAYMENTS -                ANNUAL MAXIMUM
 AGE BAND OF THE YOUNGER COVERED PERSON    LIFETIME PLUS PAYMENT PERCENTAGE
---------------------------------------    --------------------------------
                60 to 69                                5%
                70 to 74                               5.5%
                75 to 79                                6%
              80 or older                               7%


Under the Lifetime Plus 8 Benefit (5.09), we base the initial payment on the Benefit Base and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:



                   AGE BAND OF THE COVERED PERSON                              ANNUAL MAXIMUM
(OR YOUNGER OF THE COVERED PERSONS FOR JOINT LIFETIME PLUS PAYMENTS)  LIFETIME PLUS PAYMENT PERCENTAGE
                              65 to 79                                               5%
                            80 or older                                              6%


Future Lifetime Plus Payments will only decrease if you take an Excess Withdrawal, and they may increase if there are any gains in the Contract Value or when the payment percentage based on the age of the Covered Person multiplied by the Contract Value is greater than the current annual maximum Lifetime Plus Payment (for more information see "Automatic Annual Payment Increases to the Lifetime Plus Payments" next in this section). These events will also change the Benefit Base as discussed later in this section. However, if you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you will receive an annual increase to your Lifetime Plus Payment.

AN EXCESS WITHDRAWAL WILL REDUCE YOUR BENEFIT BASE ON THE BUSINESS DAY WE PROCESS THE WITHDRAWAL AND IT WILL REDUCE YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN ON THE NEXT BENEFIT ANNIVERSARY AFTER THE WITHDRAWAL. TAKING EXCESS WITHDRAWALS MAY CAUSE LIFETIME PLUS PAYMENTS TO STOP, AND YOUR BENEFIT TO TERMINATE.

The annual maximum Lifetime Plus Payment percentage for each age band that is listed in the tables above is set on the rider effective date and will not change during the life of the benefit. However, we may use different percentages and age bands for newly issued benefits in the future.

The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial actual Lifetime Plus Payment so that it complies with these restrictions for the payment frequency you selected, Lifetime








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Plus Payments will not be available to you and we will contact you to discuss alternate arrangements. If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments will stop, and your benefit will terminate.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero. On and after the date that your Contract Value is reduced to zero, you will receive the maximum Lifetime Plus Payment you are entitled to at the same frequency you were receiving payments before your Contract Value was reduced to zero.

You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will change the payment frequency on the Benefit Anniversary and the change will remain in effect until the benefit terminates or you request another change.

For Qualified Contracts, if we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we will do one of the following.
o If you will receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. However, if this increase causes your actual Lifetime Plus Payment to be greater than the maximum payment, we will deduct the extra from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.
o If you will not receive any more payments before the end of the calendar year, we will instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution and will deduct this payment from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

We will deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) proportionately from the Investment Options. We will continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options - Transfers and the "Investment Option Allocation and Transfer Restrictions" discussion later in this section).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we will credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We will then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero will be taxed as a withdrawal and all subsequent Lifetime Plus Payments will be taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments will continue as follows.
o For single Lifetime Plus Payments where the Contract is solely owned or owned by a non-individual, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned and the Joint Owners are not spouses, Lifetime Plus Payments continue until the death of the Covered Person.
o For single Lifetime Plus Payments where the Contract is jointly owned by spouses, Lifetime Plus Payments continue until the death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse is the Covered Person and elects to continue the Contract, Lifetime Plus Payments continue at 100% of the amount that we were paying when both Owners were alive until the death of the Covered Person.
o For joint Lifetime Plus Payments, Lifetime Plus Payments continue until the deaths of both Covered Persons. Upon the death of an Owner (or the Annuitant if the Contract is owned by a non-individual) who is also a Covered Person, if the surviving spouse continues the Contract, joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive. However, if the surviving spouse elects to receive the death benefit, then Lifetime Plus Payments will stop.








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NOTE: YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR
BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. (For more information see section 3, The Annuity Phase.) If on the maximum permitted Income Date you were receiving Lifetime Plus Payments, we guarantee you will receive the greater of your maximum Lifetime Plus Payment, or fixed Annuity Payments based on the greater of Contract Value or the Cumulative Withdrawal Value (if available) under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

THE CUMULATIVE WITHDRAWAL BENEFIT
The Cumulative Withdrawal Benefit is not a separate benefit that you can select. It is automatically part of the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09). There is no additional fee or charge for the Cumulative Withdrawal Benefit.

The Cumulative Withdrawal Benefit allows you to control the amount of Lifetime Plus Payment you receive before your Contract Value is reduced to zero. You can change the amount of your actual Lifetime Plus Payment for the following Benefit Year by sending us notice. However, after your Contract Value is reduced to zero you are required to take the maximum payment. You must provide notice of any requested change to your actual Lifetime Plus Payment amount to our Service Center at least 30 days before the Benefit Date or Benefit Anniversary (as applicable). If the change is available, we will change your actual Lifetime Plus Payment to your requested amount on the Benefit Date or Benefit Anniversary (as applicable) AND THE CHANGE WILL REMAIN IN EFFECT UNTIL YOU REQUEST ANOTHER CHANGE OR UNTIL YOUR CONTRACT VALUE IS REDUCED TO ZERO.


The Cumulative Withdrawal Value is the amount of all annual maximum Lifetime Plus Payments that you did not take. The Cumulative Withdrawal Value does not earn interest and it does not increase or decrease due to the performance of your selected Investment Options. It only increases when you take less than your annual maximum Lifetime Plus Payment and it only decreases when you take a Cumulative Withdrawal. The Cumulative Withdrawal Value remains in your Contract Value and your death benefit until it is withdrawn as a Cumulative Withdrawal and your Contract Value will continue to fluctuate with the performance of your selected Investment Options. IF YOU TAKE LESS THAN THE ANNUAL MAXIMUM LIFETIME PLUS PAYMENT YOU ARE ENTITLED TO IN A BENEFIT YEAR, YOU COULD REDUCE THE CHANCE THAT YOU WILL RECEIVE ANY INCREASE TO YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT. (For more information, see the "Automatic Annual Payment Increases to the Lifetime Plus Payments" discussion that appears next in this section.)



You can take withdrawals from your Cumulative Withdrawal Value at any time. Any portion of a withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal, and any portion of a withdrawal that is greater than your Cumulative Withdrawal Value is an Excess Withdrawal. Each Cumulative Withdrawal must be at least $100, or your entire Cumulative Withdrawal Value.

Cumulative Withdrawals are not subject to a withdrawal charge. However, each Cumulative Withdrawal will reduce your Contract Value, Withdrawal Charge Basis, and Cumulative Withdrawal Value on a dollar for dollar basis, and it will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn.

If your Contract Value is reduced to zero for any reason other than an Excess
Withdrawal:
o we will send you any remaining Cumulative Withdrawal Value,
o your Cumulative Withdrawal Benefit will terminate,
o you will receive your maximum Lifetime Plus Payment (actual Lifetime
  Plus Payments are not available after the Contract Value is reduced to zero) at the payment frequency you previously selected, and
o your Lifetime Plus Payments will continue as indicated in the "Termination of the Lifetime Plus Benefit (5.09) and Lifetime Plus 8 Benefit (5.09)" discussion that appears later in this section.

However, if your Contract Value is reduced to zero because of an Excess Withdrawal, your Cumulative Withdrawal Benefit and your selected benefit will terminate.


The Cumulative Withdrawal Benefit is not available to your Beneficiaries* upon death. IN ADDITION, IF YOU CHOOSE TO TERMINATE YOUR BENEFIT, THE CUMULATIVE WITHDRAWAL BENEFIT WILL NO LONGER BE AVAILABLE TO YOU ON OR AFTER THE RIDER TERMINATION DATE AND YOU WILL FORFEIT ANY REMAINING CUMULATIVE WITHDRAWAL VALUE.











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* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

For an example of the Cumulative Withdrawal Benefit, please see Appendix J.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS
On each Benefit Anniversary after the Benefit Date and before the older Covered Person's 91st birthday, we may increase your annual maximum Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary or when the annual maximum Lifetime Plus Payment increases based on the age of the Covered Person and/or the Contract Value as follows. If we increase your Lifetime Plus Payment, we will also change your Benefit Base as discussed later in this section.

If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or Cumulative Withdrawals) you will automatically receive an increase to next year's annual maximum Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit
Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment will increase by 5%.

In addition, you are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We will increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) multiplied by the Contract Value on the current Benefit Anniversary results in a higher annual maximum Lifetime Plus Payment. In this case, we will increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

IF YOUR ANNUAL ACTUAL LIFETIME PLUS PAYMENT IS LESS THAN THE ANNUAL MAXIMUM YOU ARE ENTITLED TO, AN AUTOMATIC ANNUAL INCREASE TO YOUR ANNUAL MAXIMUM LIFETIME PLUS PAYMENT MAY NOT INCREASE THE ACTUAL LIFETIME PLUS PAYMENT YOU RECEIVE. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage will remain at 80%, but you will now receive an annual actual Lifetime Plus of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS ARE NO LONGER AVAILABLE AFTER THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR ON OR AFTER THE BUSINESS DAY YOUR CONTRACT VALUE IS REDUCED TO ZERO.

For examples of automatic annual payment increases and the effect of an Excess Withdrawal on Lifetime Plus Payments, please see Appendix J.


THE BENEFIT BASE
We base the initial annual maximum Lifetime Plus Payment on the Benefit Base and the age band payment percentage of the Covered Person(s). We also base the quarterly rider charge that we deduct for your selected Lifetime Plus Benefit (5.09) on the Benefit Base. YOU CAN ACCESS THE BENEFIT BASE ONLY BY TAKING LIFETIME PLUS PAYMENTS.


Beginning on the rider effective date and on each Business Day until the Benefit Date that you begin receiving Lifetime Plus Payments (the Benefit Date), the Benefit Base is equal to the greatest of:
o the Quarterly Anniversary Value,
o for the Lifetime Plus Benefit (5.09), the 5% Annual Increase, or
o for the Lifetime Plus 8 Benefit (5.09), the 8% Annual Increase.

In addition, on the Benefit Date, if your Contract Value is greater than the Benefit Base, we will increase your Benefit Base to equal the Contract Value.


NOTE: The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you will receive.









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NOTE: UNDER THE LIFETIME PLUS BENEFITS (5.09), WE NO LONGER CALCULATE THE
QUARTERLY ANNIVERSARY VALUE, THE 5% ANNUAL INCREASE OR THE 8% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY OR THE BENEFIT DATE. If you have not begun receiving Lifetime Plus Payments as of the older Covered Person's 91st birthday, these values will cease to exist and your benefit will no longer be available to you. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value under that benefit.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: YOU WILL NOT RECEIVE THE AMOUNT OF THE BONUS CREDITED IN THE PORTIONS OF THE QUARTERLY ANNIVERSARY VALUE, THE 5% ANNUAL INCREASE OR THE 8% ANNUAL INCREASE THAT ARE BASED ON PURCHASE PAYMENTS.

On and after the Benefit Date, your Benefit Base will only change if you receive an automatic annual payment increase to your Lifetime Plus Payment or you take an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base proportionately by the percentage of Contract Value withdrawn on the Business Day we process your withdrawal. An annual payment increase may increase or decrease your Benefit Base on the Benefit Anniversary as follows.


o If at the end of the Benefit Year you have taken your annual maximum
  Lifetime Plus Payment (as actual Lifetime Plus Payments and/or Cumulative Withdrawals) you will automatically receive an increase to next year's annual maximum Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your Benefit Base by this percentage. For example, if your Contract Value increases by 5%, your Benefit Base will increase by 5%.
o We will also change your Benefit Base on a Benefit Anniversary if the Lifetime Plus Payment percentage for the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) multiplied by the Contract Value on the current Benefit Anniversary results in a higher annual maximum Lifetime Plus Payment. In this case, we will change your Benefit Base to equal the Contract Value as of the Benefit Anniversary which may increase or decrease your Benefit Base.


Changes in the Benefit Base will change the amount of the rider charge that we deduct from your Contract on the next Quarterly Anniversary. Automatic annual payment increases are only available before the older Covered Person's 91st birthday (please see the "Automatic Annual Payment Increases to the Lifetime Plus Payments" discussion that appeared previously in this section).

For examples of how the annual payment increases, Cumulative Withdrawals and Excess Withdrawals affect the Benefit Base, please see Appendix J.

THE QUARTERLY ANNIVERSARY VALUE
If you select one of the Lifetime Plus Benefits (5.09) at Contract issue, the Quarterly Anniversary Value is the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value on any Quarterly Anniversary. If you select your benefit after issue, the Quarterly Anniversary Value is the highest Contract Value on the rider effective date or on any subsequent Quarterly Anniversary. We adjust the Quarterly Anniversary Value for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. For more details and examples of how we calculate the Quarterly Anniversary Value, please see Appendix E.

THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT (5.09)
Under the 5% Annual Increase we guarantee that, if you selected the Lifetime Plus Benefit (5.09) at issue and we received all Purchase Payments within 90 days of the Issue Date, then the Benefit Base will at least equal total Purchase Payments plus 5% of those payments on each of the next ten Contract Anniversaries.

Under the 5% Annual Increase we guarantee that, if you select the Lifetime Plus Benefit (5.09) after the Issue Date, or upon a reset of the 5% Annual Increase, and you make no additional Purchase Payments after the rider effective date or reset anniversary, then the Benefit Base will at least equal the Contract Value as of the rider effective date or reset anniversary plus 5% of that initial Contract Value from the rider effective date or the reset anniversary on each of the next ten Contract Anniversaries.

If we receive any additional Purchase Payments more than 90 days after the Issue Date - or if we receive them at any time after the rider effective date or reset anniversary - then we will add these Purchase Payments to the 5% Annual Increase on the Business Day we receive them, and we will add 5% of these payments to the 5% Annual Increase on each of the second through eleventh Contract Anniversaries after we receive the payments.








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We adjust the 5% Annual Increase proportionately for each partial withdrawal and
Partial Annuitization.

For more details and examples of how we calculate the 5% Annual Increase, please see Appendix F.

RESETS OF THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT (5.09)
Before the older Covered Person's 81st birthday and before you exercise the Lifetime Plus Benefit (5.09), we automatically reset the 5% Annual Increase to equal the Contract Value if that amount is greater than 5% Annual Increase on the Contract Anniversary.

THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT (5.09)
CALCULATING THE 8% ANNUAL INCREASE: Under the 8% Annual Increase we guarantee that, if you select the Lifetime Plus 8 Benefit (5.09) at issue and all Purchase Payments are received on or before the first Quarterly Anniversary, then:
o during the Increase Period the 8% Annual Increase will at least equal total Purchase Payments, increased at a simple quarterly interest rate of 2% on each Quarterly Anniversary; and
o before and after the Increase Period the 8% Annual Increase will not receive the simple quarterly interest rate increase. However, we calculate the 8% Annual Increase before, during and after the Increase Period, and it may also increase due to a reset when the Contract Value is greater, as described below.

The Increase Period is different than the period during which we calculate the 8% Annual Increase. We calculate the 8% Annual Increase from the rider effective date until the earlier of the older Covered Person's 91st birthday, or the Benefit Date on which Lifetime Plus Payments begin. However, we calculate the Increase Period beginning on the first Quarterly Anniversary after the Increase Start Date and ending on the earlier of the Contract Anniversary that occurs
20 years after the Increase Start Date, or the Benefit Date. The Increase Start Date is the Contract Anniversary that occurs on or immediately after the sole Covered Person's 60th birthday, or the younger joint Covered Person's 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date.

Under the 8% Annual Increase we guarantee that, if you select the Lifetime Plus 8 Benefit (5.09) after the Issue Date and you make no additional Purchase Payments after the rider effective date, then:
o during the Increase Period the 8% Annual Increase will at least equal the Contract Value as of the rider effective date, increased at a simple quarterly interest rate of 2% on each Quarterly Anniversary; and
o before and after the Increase Period the 8% Annual Increase will not receive the simple quarterly interest rate increase. However, we calculate the 8% Annual Increase before, during and after the Increase Period, and it may also increase due to a reset when the Contract Value is greater, as described below.

If we receive any additional Purchase Payments after the first Quarterly Anniversary - or, if we receive them at any time after the rider effective date
- then we will add these payments to the 8% Annual Increase as follows.
o We will add the Purchase Payment to the 8% Annual Increase on the Business Day we receive it, but if the payment is received during the Increase Period we will not apply the 2% simple quarterly interest rate increase to the Purchase Payment until the second Quarterly Anniversary after we receive it.

If your Contract Value is greater than the 8% Annual Increase on any of the first and later Quarterly Anniversaries after the rider effective date - then we will reset the 8% Annual Increase to equal the Contract Value. During the Increase Period we will also then increase this amount minus any Purchase Payments received on or after the previous Quarterly Anniversary at the simple quarterly interest rate of 2% on each Quarterly Anniversary that occurs after the reset but during the Increase Period.

We adjust the 8% Annual Increase proportionately for each partial withdrawal and Partial Annuitization.

IF YOU ADD THE LIFETIME PLUS 8 BENEFIT (5.09) TO YOUR CONTRACT WHEN THE OLDER COVERED PERSON IS AGE 80 WE WILL EXTEND THE LATEST AVAILABLE BENEFIT DATE BY 30 CALENDAR DAYS IN ORDER TO ALLOW YOU TO RECEIVE THE MAXIMUM BENEFIT AVAILABLE TO YOU FROM THE 8% ANNUAL INCREASE. KEEP IN MIND THAT THE BENEFIT DATE MUST OCCUR ON EITHER THE 1ST OR 15TH OF A CALENDAR MONTH.

For more details and examples of how we calculate the 8% Annual Increase, please see Appendix G.





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AUTOMATIC RESETS OF THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT
(5.09)
Before the older Covered Person's 91st birthday and before the Benefit Date, we automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on any of the first and later Quarterly Anniversaries after the rider effective date.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING THESE RESTRICTIONS APPLY ONLY TO CONTRACTS WITH THE LIFETIME PLUS BENEFIT (5.09) OR LIFETIME PLUS 8 BENEFIT (5.09) WHILE THE BENEFIT IS IN EFFECT. BY SELECTING ONE OF THESE BENEFITS, YOU ARE CONSENTING TO HAVE US REBALANCE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HERE AND IN YOUR CONTRACT. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.


If you select the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09), we will restrict your selection of certain Investment Options; we require that you have 100% of your total Contract Value in the Group C Investment Options. If you add the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09) to your Contract after the Issue Date, we will ask you to reallocate your Contract Value to comply with this restriction. We will not allow you to add one of these benefits to your Contract until you have reallocated your Contract Value to comply with this restriction.


                                 GROUP C INVESTMENT OPTIONS
AZL Allianz Global Investors Select Fund           BlackRock Global Allocation V.I. Fund
AZL Balanced Index Strategy Fund                   Franklin High Income Securities Fund
AZL Franklin Templeton Founding Strategy Plus Fund Franklin U.S. Government Fund
AZL Fusion Balanced Fund                           Franklin Zero Coupon Fund 2010
AZL Fusion Conservative Fund                       PIMCO VIT All Asset Portfolio
AZL Fusion Moderate Fund                           PIMCO VIT Emerging Markets Bond Portfolio
AZL Moderate Index Strategy Fund                   PIMCO VIT Global Bond Portfolio (Unhedged)
AZL Money Market Fund                              PIMCO VIT Global Multi-Asset Portfolio
AZL TargetPLUS Balanced Fund                       PIMCO VIT High Yield Portfolio
AZL Van Kampen Equity and Income Fund              PIMCO VIT Real Return Portfolio
                                                   PIMCO VIT Total Return Portfolio
                                                   Templeton Global Bond Securities Fund

THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR BENEFIT TERMINATES.


In addition, on each Quarterly Anniversary we will automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. This rebalancing applies to all of your selected Investment Options. Keep in mind the transfers of Contract Value between the Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions.


We will not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.


TAXATION OF LIFETIME PLUS PAYMENTS
Lifetime Plus Payments that you receive before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, GAINS FROM THE ENTIRE CONTRACT ARE CONSIDERED TO BE DISTRIBUTED FIRST AND ARE SUBJECT TO ORDINARY INCOME TAX. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your









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Contract Value has been reduced to zero as Annuity Payments under a Full
Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment will most likely be subject to ordinary income tax. In addition, if any Owner is younger than age 59 1/2, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.


TERMINATION OF THE LIFETIME PLUS BENEFIT (5.09) AND LIFETIME PLUS 8 BENEFIT
(5.09)
BEFORE THE BENEFIT DATE, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day we process your request to remove your selected
  Lifetime Plus Benefit (5.09) from the Contract (the rider termination date).
o The date of death of all Covered Persons.
o The older Covered Person's 91st birthday.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day we process your request for a full withdrawal.
o Contract termination.


ON AND AFTER THE BENEFIT DATE THAT YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS, YOUR BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day we process your request to remove your selected
  Lifetime Plus Benefit (5.09) from the Contract (the rider termination date).
o The Business Day you take an Excess Withdrawal of the entire Contract
  Value. If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information see section 3, The Annuity Phase.
o For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
o For single Lifetime Plus Payments when the Contract is jointly owned and the Joint Owners are not spouses, the date of death of any Joint Owner.
o For single Lifetime Plus Payments when the Contract is jointly owned by spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse who is also the Covered Person continues the Contract, your benefit will terminate on the date of death of the Covered Person.
o For joint Lifetime Plus Payments, the date of death of both Covered
  Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive the death benefit payout instead of continuing the Contract, then Lifetime Plus Payments will stop and your benefit will terminate as of the end of the Business Day during which we receive in good order at the Service Center, both due proof of death and an election of the death benefit payment option.
o Contract termination.






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11.c OTHER OPTIONAL BENEFITS
QUARTERLY VALUE DEATH BENEFIT
The Quarterly Value Death Benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. It provides a death benefit during the Accumulation Phase based on the greater of the Purchase Payments received on the Issue Date, or the highest Contract Value that occurred on any Quarterly Anniversary before age 91, adjusted for subsequent additional Purchase Payments, partial withdrawals and Partial Annuitizations. The Quarterly Value Death Benefit is only available at issue and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. The Quarterly Value Death Benefit is available with all other optional benefits.

THE DEATH BENEFIT PROVIDED BY THE QUARTERLY VALUE DEATH BENEFIT WILL NEVER BE LESS THAN THE TRADITIONAL DEATH BENEFIT THAT IS AVAILABLE UNDER THE BASE CONTRACT, BUT THEY MAY BE EQUAL. ONCE YOU SELECT THE QUARTERLY VALUE DEATH BENEFIT YOU CANNOT CANCEL IT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE QUARTERLY VALUE DEATH BENEFIT AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION. PLEASE REFER TO YOUR CONTRACT FOR THE SPECIFICATIONS AND CONDITIONS OF THE QUARTERLY VALUE DEATH BENEFIT.


Under the Quarterly Value Death Benefit the amount of the death benefit will be the greater of 1 or 2.
1.The Contract Value, determined as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death* and an election of the death benefit payment option. If your Contract includes the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09), we will deduct the final rider charge from the Contract Value before making this determination.
2.The Quarterly Anniversary Value. We determine the Quarterly Anniversary Value as of the end of the Business Day during which we receive in good order at our Service Center both due proof of death* and an election of the death benefit payment option. For more details and examples of how we calculate the Quarterly Anniversary Value, please see Appendix E.


* Please see section 10, Death Benefit for details on what we consider to be due proof of death.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: BONUS AMOUNTS ARE INCLUDED IN THE CALCULATION OF THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON CONTRACT VALUE. WE DO NOT INCLUDE THE BONUS IN THE PORTION OF THE DEATH BENEFIT THAT IS BASED ON PURCHASE PAYMENTS.


NOTE FOR CONTRACTS WITH ONE OF THE LIFETIME PLUS BENEFITS (5.09): If you begin receiving Lifetime Plus Payments, then beginning on the Benefit Date and until the rider effective date:
o the Quarterly Anniversary Value under the Quarterly Anniversary Value
  Death Benefit will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal;
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make, any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge) and the deduction of the rider charge; and
o the additional M&E charge associated with the Quarterly Value Death
  Benefit will continue as long as the Quarterly Anniversary Value is greater than zero.


THE QUARTERLY VALUE DEATH BENEFIT WILL TERMINATE UPON THE EARLIEST OF THE FOLLOWING.
o The Business Day before the Income Date that you take a Full
  Annuitization, INCLUDING A REQUIRED FULL ANNUITIZATION ON THE MAXIMUM PERMITTED INCOME DATE. For more information, see section 3, The Annuity Phase.
o The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.
o Contract termination.

BONUS OPTION
The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options will at least offset the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of all previous Purchase Payments withdrawn. The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. We








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calculate the additional M&E charge as discussed in section 6, Expenses -
Mortality and Expense Risk (M&E) Charges. ONCE YOU SELECT THE BONUS OPTION, YOU CANNOT CANCEL IT. THE BONUS OPTION IS AVAILABLE WITH EITHER THE TARGET DATE 10 BENEFIT (5.09) OR ONE OF THE LIFETIME PLUS BENEFITS (5.09). IT IS NOT AVAILABLE IF YOU SELECT EITHER THE SHORT WITHDRAWAL CHARGE OPTION OR THE NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.

THE BONUS MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE BONUS OPTION. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY OF THE BONUS OPTION AND BE SURE TO DISCUSS WHETHER THIS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.


We will credit the bonus to your Contract subject to the following terms.
1)We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge as well as for tax purposes.
2)All gains and losses attributable to the bonus are part of your Contract
  Value.

3)If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

The bonus is not included in any of the guaranteed benefits that are based on Purchase Payments, but it is included in the guaranteed benefits that are based on Contract Value. We pay all bonus amounts from the general account assets of Allianz Life of New York.

Your Contract incurs expenses on the total Contract Value, which includes the bonus. If you cancel your Contract during the free look/right-to-examine period, you will forfeit your bonus. It is possible upon withdrawal, particularly in a declining market and since charges will have been assessed against the Contract Value (which includes the bonus), that you will receive less money back than you would have if you had not received the bonus or had not selected the Bonus Option. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the M&E charge) associated with the Bonus Option.

SHORT WITHDRAWAL CHARGE OPTION
The Short Withdrawal Charge Option is designed for Owners who are concerned with short-term liquidity. This option shortens the withdrawal charge period for your Contract from seven years to four years (for more information, see section 6, Expenses - Withdrawal Charge). The Short Withdrawal Charge Option is only available at issue, it only applies during the Accumulation Phase of the Contract and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. ONCE YOU SELECT THE SHORT WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT. THE SHORT WITHDRAWAL CHARGE OPTION IS AVAILABLE WITH EITHER THE TARGET DATE 10 BENEFIT (5.09) OR ONE OF THE LIFETIME PLUS BENEFITS (5.09). IT IS NOT AVAILABLE IF YOU SELECT EITHER THE BONUS OPTION OR NO WITHDRAWAL CHARGE OPTION. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.

BECAUSE THE SHORT WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO TAKE A WITHDRAWAL DURING THE FIFTH THROUGH SEVENTH COMPLETE YEARS FOLLOWING OUR RECEIPT OF YOUR PURCHASE PAYMENT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE SHORT WITHDRAWAL CHARGE OPTION AND BE SURE TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.

NO WITHDRAWAL CHARGE OPTION
You can eliminate withdrawal charges under your Contract by selecting the No Withdrawal Charge Option at issue. This option carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges. Contracts with the No Withdrawal Charge Option require a higher initial Purchase Payment than all other types of Allianz Vision Contracts ($25,000 rather than $10,000). The No Withdrawal Charge Option is not available if you select either the Bonus Option or Short Withdrawal Charge Option. ONCE YOU SELECT THE NO WITHDRAWAL CHARGE OPTION, YOU CANNOT CANCEL IT.

If you select the No Withdrawal Charge Option you must also select either the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09). If you select the No Withdrawal Charge Option, you may be able to remove the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09) if you can simultaneously replace it with another








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optional benefit. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. None of the Lifetime Plus Benefits (5.09) can be replaced after Lifetime Plus Payments have begun. For more information, please see section 11, Selection of Optional Benefits.


NOTE: YOU CANNOT SELECT THE TARGET DATE 10 BENEFIT (5.09) IF THE OLDER OWNER IS AGE 81 OR OLDER (OR IF THE ANNUITANT IS AGE 81 OR OLDER FOR CONTRACTS OWNED BY A NON-INDIVIDUAL). YOU CANNOT SELECT THE LIFETIME PLUS BENEFIT (5.09) IF THE SOLE COVERED PERSON IS UNDER AGE 55 (OR THE YOUNGER JOINT COVERED PERSON IS UNDER AGE
60), OR IF ANY COVERED PERSON IS AGE 81 OR OLDER (OR IF THE ANNUITANT IS AGE 81 OR OLDER FOR CONTRACTS OWNED BY A NON-INDIVIDUAL). YOU CANNOT SELECT THE LIFETIME PLUS 8 BENEFIT (5.09) IF THE OLDER COVERED PERSON IS AGE 81 OR OLDER (OR IF THE ANNUITANT IS AGE 81 OR OLDER FOR CONTRACTS OWNED BY A NON-INDIVIDUAL). THEREFORE, IF YOU ARE UNABLE TO MEET THESE AGE RESTRICTIONS, THE NO WITHDRAWAL CHARGE OPTION WILL NOT BE AVAILABLE TO YOU.


BECAUSE THE NO WITHDRAWAL CHARGE OPTION CARRIES AN ADDITIONAL CHARGE, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO WITHDRAW A PURCHASE PAYMENT DURING THE FIRST FOUR YEARS AFTER WE RECEIVE IT. ALSO, BECAUSE THE NO WITHDRAWAL CHARGE OPTION REQUIRES YOU TO SELECT AN ADDITIONAL OPTIONAL BENEFIT, IT MAY NOT BE APPROPRIATE IF YOU DO NOT INTEND TO EXERCISE THIS REQUIRED BENEFIT. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING THE AVAILABILITY OF THE NO WITHDRAWAL CHARGE OPTION, AND TO DISCUSS WHETHER THIS OPTION IS APPROPRIATE FOR YOUR SITUATION.


12.OTHER INFORMATION
ALLIANZ LIFE OF NEW YORK
Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York on September 21, 1982. Our address is One Chase Manhattan Plaza, 37[th] Floor, New York, NY 10005-1423. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance. We are licensed to do direct business in six states, including New York and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT
We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities, other than those arising from the Contracts. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. Amounts transferred to our general account will represent seed money invested by us or earned fees and charges. The obligations of the Separate Account are not generalized obligations of Allianz Life of New York. The obligations under the Contracts are obligations of Allianz Life of New York.

DISTRIBUTION
Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.


We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other









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broker/dealers registered under the 1934 Act (selling firms) for the sale of the
Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These payments typically equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We may fund Allianz Life Financial's operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.


Selling firms and their registered representatives and managers may receive other payments from us for administrative issues and for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.


We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:
o marketing services and increased access to registered representatives;
o sales promotions relating to the Contracts;
o costs associated with sales conferences and educational seminars for their registered representatives;
o the cost of client meetings and presentations; and
o other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:
o the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
o the organizational "fit" between the broker/dealer firm and the type of wholesaling and marketing force we operate;
o whether the broker/dealer firm's operational, IT, and support services structure and requirements are compatible with our method of operation;
o whether the broker/dealer firm's product mix is oriented toward our core markets;
o whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;
o the potential return on investment of investing in a particular firm's system;
o our potential ability to obtain a significant level of the market share in the broker/dealer firm's distribution channel;
o the broker/dealer firm's registered representative and customer profiles; and
o the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These








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additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:
o issuance and maintenance of the Contracts,
o maintenance of Owner records,
o processing and mailing of account statements and other mailings to Owners, and
o routine customer service including:
  -  responding to Owner correspondence and inquiries,
  -  processing of Contract changes,
  -  processing withdrawal requests (both partial and total) and
  -  processing annuitization requests.


To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial's ability to perform its obligations.

FINANCIAL STATEMENTS
The financial statements of Allianz Life of New York and the financial statements of the Separate Account have been included in the Statement of Additional Information.






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13.GLOSSARY
This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus.

5% ANNUAL INCREASE - an amount used to determine the Benefit Base under the optional Lifetime Plus Benefit (5.09).

8% ANNUAL INCREASE - an amount used to determine the Benefit Base under the optional Lifetime Plus 8 Benefit (5.09).


ACCUMULATION PHASE - the period of time before you apply the entire Contract Value to Annuity Payments. Subject to certain restrictions, you can make additional Purchase Payments during this time. The Accumulation Phase may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

ACCUMULATION UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.

ANNUITANT - the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

ANNUITY OPTIONS - the income options available to you under the Contract.

ANNUITY PAYMENTS - payments made by us to the Payee pursuant to the Annuity Option chosen. Annuity Payments may be variable, fixed, or a combination of both variable and fixed.

ANNUITY PHASE - the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

ANNUITY UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Annuity Phase.

BASE CONTRACT - the Contract corresponding to this prospectus that does not include any optional benefits.

BENEFICIARY - unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

BENEFIT ANNIVERSARY - a 12-month anniversary of the Benefit Date under the Lifetime Plus Benefits (5.09). If the Benefit Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.


BENEFIT BASE - the amount we use to calculate the initial annual maximum Lifetime Plus Payment under the Lifetime Plus Benefits (5.09).


BENEFIT DATE - the date you begin receiving Lifetime Plus Payments under the Lifetime Plus Benefits (5.09). This date must be the 1st or 15th of a calendar month.

BENEFIT YEAR - any period of 12 months commencing with the Benefit Date and each Benefit Anniversary thereafter.

BONUS OPTION - an optional benefit that may be available under this Contract for selection at issue. If you select the Bonus Option, you will receive a 6% bonus on Purchase Payments we receive before the older Owner's 81st birthday. The Bonus Option carries an additional M&E charge and a higher and longer withdrawal charge schedule. The bonus amounts are included in the calculation of the portions of any guaranteed benefits that is based on Contract Value, but we do not include the bonus in the portion of any guaranteed benefits that is based on Purchase Payments.

BUSINESS DAY - each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

CONTRACT - the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

CONTRACT ANNIVERSARY - a 12-month anniversary of the Issue Date of your Contract. If the Contract Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.








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CONTRACT VALUE - on any Business Day it is equal to the sum of the values in your selected Investment Options. It does not include amounts applied to Annuity Payments.

CONTRACT YEAR - any period of 12 months commencing on the Issue Date and on each Contract Anniversary thereafter.

COVERED PERSON(S) - the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments under the Lifetime Plus Benefits (5.09).

CUMULATIVE WITHDRAWAL - if you take a withdrawal while you are receiving Lifetime Plus Payments, the portion of the withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal. Cumulative Withdrawals are not subject to a withdrawal charge, but they will reduce your Contract Value and Withdrawal Charge Basis on a dollar for dollar basis.

CUMULATIVE WITHDRAWAL BENEFIT - a benefit under the Lifetime Plus Benefits (5.09) that allows you to control the amount of Lifetime Plus Payments you receive.

CUMULATIVE WITHDRAWAL VALUE - under the Lifetime Plus Benefits, if you take less than the maximum Lifetime Plus Payment that you are entitled to, we add the difference between the maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value. The Cumulative Withdrawal Value is not payable to your Beneficiary upon death.

EXCESS WITHDRAWAL - for Contracts with one of Lifetime Plus Benefits (5.09), this is any portion of a withdrawal you take while you are receiving Lifetime Plus Payments that is greater than your Cumulative Withdrawal Value.

FULL ANNUITIZATION - the application of the entire Contract Value to Annuity Payments. YOU WILL BE REQUIRED TO TAKE A FULL ANNUITIZATION OF YOUR CONTRACT ON OR BEFORE THE MAXIMUM PERMITTED INCOME DATE IF, AT THAT TIME, YOUR CONTRACT VALUE HAS NOT BEEN REDUCED TO ZERO. Upon Full Annuitization you will no longer have a Contract Value and, therefore, if your Contract includes the Target Date 10 Benefit (5.09) you will no longer receive any Contract Value increases under that benefit. In addition, the death benefit will terminate and any periodic withdrawal or income payments other than Annuity Payments will stop, with the possible exception of Lifetime Plus Payments.

INCOME DATE - the date we begin making Annuity Payments to the Payee from the Contract. This date must be the first day of a calendar month. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

INCREASE PERIOD - under the Lifetime Plus 8 Benefit (5.09), this is the period during which we increase the 8% Annual Increase at a simple interest rate of 2% on each Quarterly Anniversary. The Increase Period starts on the first Quarterly Anniversary after the Increase Start Date and ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or the Benefit Date.

INCREASE START DATE - under the Lifetime Plus 8 Benefit (5.09), this is the Contract Anniversary that occurs on or immediately after the sole Covered Person's 60th birthday, or the younger joint Covered Person's 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date.

INVESTMENT OPTIONS - the variable Investment Options available under the Separate Account. You may invest in up to 15 of the Investment Options at any one time.

ISSUE DATE - the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

JOINT OWNERS - two Owners who own a Non-Qualified Contract. We do not allow Joint Owners to take Partial Annuitizations.

LIFETIME PLUS BENEFIT (5.09) - an optional benefit that may be available under this Contract for selection at or after Contract issue. The Lifetime Plus Benefit is intended to provide a payment stream in the form of partial withdrawals for life, and carries an additional charge.

LIFETIME PLUS 8 BENEFIT (5.09) - an optional benefit that may be available under this Contract for selection on or after Contract issue. The Lifetime Plus 8 Benefit (5.09) is intended to provide a payment stream in the form of partial withdrawals for life, and carries an additional charge. In contrast to the Lifetime Plus Benefit (5.09), the Benefit Base may be based on an amount that automatically grows Purchase Payments at 2% simple interest each quarter during the Increase Period, and if the Contract Value is greater than this amount on the Quarterly Anniversary, it locks in the Contract Value and grows that amount at 2% simple interest on subsequent Quarterly Anniversaries.








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                                    27, 2009

LIFETIME PLUS PAYMENT - the payment we make to you under one of the Lifetime Plus Benefits (5.09). Lifetime Plus Payments are based on the Benefit Base, the age(s) of the Covered Person(s), and whether you selected single or joint Lifetime Plus Payments.

NON-QUALIFIED CONTRACT - a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

NO WITHDRAWAL CHARGE OPTION - an optional benefit that may be available under this Contract for selection at issue. The No Withdrawal Charge Option eliminates the seven-year withdrawal charge period on the Base Contract. The No Withdrawal Charge Option requires a minimum initial Purchase Payment of $25,000 and carries an additional M&E charge. If you select the No Withdrawal Charge Option you must also select either the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09).

OWNER - "you," "your" and "yours." The person or entity (or persons or entities if there are Joint Owners) named in the Contract who may exercise all rights granted by the Contract. The Owner is designated at Contract issue.

PARTIAL ANNUITIZATION - the application of only part of the Contract Value to Annuity Payments. If you take a Partial Annuitization, the Accumulation Phase and Annuity Phase of the Contract may occur at the same time. You can take one Partial Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to designate a joint Annuitant.

PAYEE - the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner.

PURCHASE PAYMENT - the money you put in the Contract. If you have a Contract with the Bonus Option, references to Purchase Payments do not include any bonus.

QUALIFIED CONTRACT - a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(k) and H.R. 10 plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we may issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

QUARTERLY ANNIVERSARY VALUE - a calculation used in determining the Quarterly Value Death Benefit and the Benefit Base under the Lifetime Plus Benefits (5.09).

QUARTERLY ANNIVERSARY - the day that occurs three, six, and nine calendar months after the Issue Date or on any Contract Anniversary. Quarterly Anniversaries also include Contract Anniversaries. If the Quarterly Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.

QUARTERLY VALUE DEATH BENEFIT - an optional benefit that may be available under this Contract for selection at Contract issue. The Quarterly Value Death Benefit is intended to provide an increased death benefit and it carries an additional M&E charge.

SEPARATE ACCOUNT - Allianz Life of NY Variable Account C is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

SERVICE CENTER - the Allianz Service Center. Our Service Center address and telephone number are listed at the back of this prospectus.

SHORT WITHDRAWAL CHARGE OPTION - an optional benefit that may be available under this Contract for selection at Contract issue. The Short Withdrawal Charge Option shortens the withdrawal charge period on the Base Contract from seven years to four years and it carries an additional M&E charge.

TARGET DATE 10 BENEFIT (5.09) - an optional benefit that may be available under this Contract for selection at or after Contract issue for an additional charge. The Target Date 10 Benefit (5.09) is intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point during the Accumulation Phase called the Target Value Date. If you select this benefit we will restrict your ability to make additional Purchase Payments to the first three years after you select the benefit, we will restrict your flexibility in allocating Contract Value among the








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                                    27, 2009

Investment Options, and we will transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options.

TARGET VALUE - a calculation used in determining whether your Contract will receive a credit on the Target Value Date under the Target Date 10 Benefit (5.09).

TARGET VALUE DATE - the date on which we may apply a credit to your Contract Value under the Target Date 10 Benefit (5.09). The Target Value Date will always occur on a Contract Anniversary.

TRADITIONAL DEATH BENEFIT - the death benefit provided by the Base Contract.

WITHDRAWAL CHARGE BASIS - the total amount under your Contract that is subject to a withdrawal charge.



14.TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
ALLIANZ LIFE OF NEW YORK..........2
EXPERTS...........................2
LEGAL OPINIONS....................2
DISTRIBUTOR.......................2
REDUCTION OR ELIMINATION
OF THE WITHDRAWAL CHARGE..........3
FEDERAL TAX STATUS................3
  General.........................3
  Diversification.................4
  Owner Control...................4
  Contracts Owned by
   Non-Individuals................4
  Income Tax Withholding..........5
  Required Distributions..........5
  Qualified Contracts.............6
ANNUITY PROVISIONS................6
  Annuity Units/Calculating
   Annuity Payments...............7
MORTALITY AND EXPENSE
   RISK GUARANTEE................ 7
FINANCIAL STATEMENTS..............7
APPENDIX - CONDENSED FINANCIAL INFORMATION8






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                                       80




15.PRIVACY AND SECURITY STATEMENT
MARCH 2009

Your privacy is a high priority for Allianz Life(R) of NY. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we gather about you.
ALLIANZ LIFE OF NY DOES NOT SELL YOUR INFORMATION TO ANYONE

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an "opt-in election," an "opt-out election" or an authorization from you. We also do not share your information with any of our affiliated companies, except for the purpose of servicing your policy.

INFORMATION ABOUT YOU THAT ALLIANZ LIFE OF NY COLLECTS

Allianz Life of NY collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:
o From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
o From others, through the process of handling a claim. This may include information from medical or accident reports.
o From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
o From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
o From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

If you visit one of our websites, we may use "cookies" (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.

INFORMATION ABOUT YOU THAT ALLIANZ LIFE OF NY SHARES

Allianz Life of NY does not share information about current or former customers with anyone, except as "allowed by law." "Allowed by law" means that we may share your information, such as your name, address and policy information, as follows:
o With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.
o With your insurance agent so that they can perform services for you.
o With medical professionals in order to process your claim.
o With a state Department of Insurance in order to examine our records or business practices.
o With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.
o With research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

ALLIANZ LIFE OF NY POLICIES AND PRACTICES REGARDING SECURITY OF YOUR INFORMATION

Allianz Life of NY uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to information about you to those employees who need the information to service your policy. Allianz Life of NY works to ensure that our websites are secure. We use state of the art technology to protect the information that may be shared over these sites.

YOUR ABILITY TO ACCESS AND CORRECT YOUR INFORMATION

You have the right to access and get a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information.








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                                    27, 2009

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

NOTIFICATION OF CHANGE

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes.

FOR MORE INFORMATION OR IF YOU HAVE QUESTIONS

If you have any questions or concerns about our privacy policies or procedures, please call us at 212.586.7733, or write to us at the following address.
  Allianz Life Insurance Company of New York
  Home Office: New York, NY
  Administrative Office
  PO Box 1431
  Minneapolis, MN 55440-1431



                                                            M40018-NY (R-3/2009)







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                                       82




APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION


This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. Except for the AZL Funds, the PIMCO VIT portfolios, and the Premier VIT OpCap Mid Cap Portfolio, neither the Investment Options nor their advisers are affiliated with Allianz Life. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options' prospectuses for further information regarding the expenses you may expect to pay.





                                                                              TOTAL ANNUAL                        TOTAL ANNUAL
                                                                              OPERATING                           OPERATING
                                                                              EXPENSES BEFORE                     EXPENSES AFTER
                                                                              CONTRACTUAL FEE AMOUNT OF           CONTRACTUAL FEE
                              RULE                          ACQUIRED FUND     WAIVERS OR      CONTRACTUAL FEE     WAIVERS OR
                 MANAGEMENT   12B-1     SERVICE  OTHER      FEES AND          EXPENSE         WAIVERS AND         EXPENSE
INVESTMENT OPTION   FEES      FEES*     FEES     EXPENSES   EXPENSES          REIMBURSEMENTS  REIMBURSEMENTS      REIMBURSEMENTS
AIM
AZL AIM                .90    .25        -      .20         -                   1.35              -                      1.35
International
Equity Fund[(1)]
BLACKROCK
AZL BlackRock          .80    .25        -      .14         -                   1.19              -                      1.19
Capital
Appreciation
Fund[(1)]
AZL BlackRock          .85    .25        -      .12         -                   1.22              -                      1.22
Growth Fund[(1)]
AZL                    .35    .25        -      .10         -                    .70              -                       .70
International
Index
Fund[(1),(4)]
AZL Money Market       .35    .25        -      .09         -                    .69              -                       .69
Fund[(1)]
BlackRock Global       .65    .25        -      .13         -                   1.03              -                      1.03
Allocation V.I.
Fund - Class 3
COLUMBIA
AZL Columbia Mid       .75    .25        -      .12         -                   1.12              -                      1.12
Cap Value
Fund[(1)]
AZL Columbia           .90      -        -      .32         -                   1.22            .12                      1.10
Small Cap Value
Fund - Class
1[(1),(6),(7)]
AZL Columbia           .90    .25        -      .32         -                   1.47            .12                      1.35
Small Cap Value
Fund - Class
2[(1),(6)]
AZL Columbia           .81    .25        -      .15         -                   1.21              -                      1.21
Technology
Fund[(1)]
DAVIS
AZL Davis NY           .75      -        -      .10         -                    .85              -                       .85
Venture Fund -
Class
1[(1),(6),(7)]
AZL Davis NY           .75    .25        -      .10         -                   1.10              -                      1.10
Venture Fund -
Class 2[(1),(6)]
Davis VA               .75      -        -      .13         -                    .88              -                       .88
Financial
Portfolio[(5)]
DREYFUS
AZL Dreyfus            .77    .25        -      .07         -                   1.09              -                      1.09
Equity Growth
Fund[(1)]
AZL S&P 500            .17      -        -      .21         -                    .38            .14                       .24
Index Fund -
Class
1[(1),(6),(7)]
AZL S&P 500            .17    .25        -      .21         -                    .63            .14                       .49
Index Fund -
Class 2[(1),(6)]
AZL Small Cap          .26    .25        -      .24         -                    .75            .17                       .58
Stock Index Fund
-
Class 2[(1)]
FIRST TRUST
AZL First Trust        .60    .25        -      .13         -                    .98            .19                       .79
Target Double
Play Fund[(1)]
FRANKLIN
TEMPLETON
AZL Franklin           .75    .25        -      .10         -                   1.10              -                      1.10
Small Cap Value
Fund[(1)]
AZL Franklin           .70    .25        -      .25         -                   1.20              -                      1.20
Templeton
Founding
Strategy Plus
Fund - Class
2[(1),(4)]
Franklin High          .57    .25        -      .09         -                    .91              -                       .91
Income Securites
Fund - Class
2[(3)]
Franklin Income        .45    .25        -      .02         -                    .72              -                       .72
Securities Fund
- Class 2[(3)]
Franklin               .00    .25        -      .13       .65                   1.03            .03                      1.00
Templeton VIP
Founding Funds
Allocation Fund
- Class 2[(8)]
Franklin U.S.          .49    .25        -      .04         -                    .78              -                       .78
Government Fund
-
Class 2[(3)]


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                                    27, 2009


                                       83



Franklin Zero            .60      -        -      .08         -                        .68              -                       .68
Coupon Fund 2010
- Class 1[(3)]
Mutual Global            .80    .25        -      .18         -                       1.23              -                      1.23
Discovery
Securities Fund
- Class 2
Mutual Shares            .60    .25        -      .13         -                        .98              -                       .98
Securities Fund
-
Class 2
Templeton Global         .47    .25        -      .11         -                        .83              -                       .83
Bond Securities
Fund - Class
2[(3)]
Templeton Growth         .74    .25        -      .04         -                       1.03              -                      1.03
Securities Fund
-
Class 2[(3)]
JENNISON
AZL Jennison             .75    .25        -      .10         -                       1.10              -                      1.10
20/20 Focus
Fund[(1)]
J.P. MORGAN
AZL JPMorgan             .75    .25        -      .10         -                       1.10              -                      1.10
Large Cap Equity
Fund[(1)]
AZL JPMorgan             .80      -        -      .23         -                       1.03            .08                       .95
U.S. Equity Fund
-
Class
1[(1),(6),(7)]
AZL JPMorgan             .80    .25        -      .23         -                       1.28            .08                      1.20
U.S. Equity Fund
-
Class 2[(1),(6)]
NICHOLAS-
APPLEGATE
AZL NACM                 .85    .25        -      .35         -                       1.45              -                      1.45
International
Fund[(1)]
OPPENHEIMER
CAPITAL
AZL OCC Growth           .75    .25        -      .20         -                       1.20              -                      1.20
Fund[(1),(4)]
AZL OCC                  .85    .25        -      .14         -                       1.24              -                      1.24
Opportunity
Fund[(1)]
OpCap Mid Cap            .80      -        -      .18         -                        .98              -                       .98
Portfolio[(9)]
OPPENHEIMER
FUNDS
AZL Oppenheimer          .90      -        -      .22         -                       1.12              -                      1.12
Global Fund -
Class
1[(1),(6),(7)]
AZL Oppenheimer          .90    .25        -      .22         -                       1.37              -                      1.37
Global Fund -
Class 2[(1),(6)]
AZL Oppenheimer          .75    .25        -      .17         -                       1.17              -                      1.17
International
Growth Fund[(1)]
PIMCO
AZL PIMCO                .75    .25        -      .22         -                       1.22            .02                      1.20
Fundamental
IndexPLUS Total
Return Fund[(1)]
PIMCO VIT All           .425      -      .15        -       .76                      1.335            .02                     1.315
Asset Portfolio
-
Admin.
Class[(5),(10),(11)]
PIMCO VIT                .74      -      .15      .17    .09                          1.15            .09                      1.06
CommodityRealReturn
Strategy
Portfolio -
Admin.
Class[(2),(5),(11)]
PIMCO VIT                .85      -      .15      .13         -                       1.13              -                      1.13
Emerging Markets
Bond Portfolio -
Admin.
Class[(5)]
PIMCO VIT Global         .75      -      .15      .07         -                        .97              -                       .97
Bond Portfolio
(Unhedged) -
Admin.
Class[(5)]
PIMCO VIT Global         .95      -      .15      .09       .66                       1.85            .75                      1.10
Multi-Asset
Portfolio -
Admin.
Class[(4)]
PIMCO VIT High           .60      -      .15        -         -                        .75              -                       .75
Yield Portfolio
-
Admin.
Class[(5)]
PIMCO VIT Real           .50      -      .15      .06         -                        .71              -                       .71
Return Portfolio
-
Admin.
Class[(5)]
PIMCO VIT Total          .50      -      .15      .23         -                        .88              -                       .88
Return Portfolio
-
Admin.
Class[(5)]
SCHRODER
AZL Schroder            1.23    .25        -      .45         -                       1.93            .28                      1.65
Emerging Markets
Equity Fund[(1)]
AZL Schroder            1.00    .25        -      .28         -                       1.53              -                      1.53
International
Small Cap
Fund[(1)]


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                                    27, 2009


                                       84



TARGETPLUS
PORTFOLIOS
AZL TargetPLUS           .52    .25        -      .53         -                       1.30            .41                       .89
Balanced
Fund[(1)]
AZL TargetPLUS           .60    .25        -      .24         -                       1.09            .30                       .79
Equity Fund[(1)]
AZL TargetPLUS           .52    .25        -      .36         -                       1.13            .24                       .89
Growth Fund[(1)]
AZL TargetPLUS           .52    .25        -      .44         -                       1.21            .32                       .89
Moderate
Fund[(1)]
TURNER
AZL Turner               .85    .25        -      .14         -                       1.24              -                      1.24
Quantitative
Small Cap Growth
Fund[(1)]
VAN KAMPEN
AZL Van Kampen           .73    .25        -      .09         -                       1.07              -                      1.07
Comstock
Fund[(1)]
AZL Van Kampen           .75    .25        -      .13         -                       1.13              -                      1.13
Equity and
Income Fund[(1)]
AZL Van Kampen           .95    .25        -      .14         -                       1.34              -                      1.34
Global Franchise
Fund[(1)]
AZL Van Kampen           .90    .25        -      .27         -                       1.42            .07                      1.35
Global Real
Estate Fund[(1)]
AZL Van Kampen           .76    .25        -      .11         -                       1.12              -                      1.12
Growth and
Income Fund[(1)]
AZL Van Kampen           .80    .25        -      .09         -                       1.14              -                      1.14
Mid Cap Growth
Fund[(1)]










* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees, except for those classes of shares that do not pay a 12b-1 fee, as identified by footnote (6).

(1)Allianz Investment Management LLC (AZL), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses to the "after waiver" amount listed above through April 30, 2010. The operating expenses covered by the expense limitation agreement include fees deducted from Investment Option assets such as audit fees and payments to independent trustees, but do not include the operating expenses of other investment companies in which the Investment Option may invest (acquired fund fees and expenses). The Investment Option is authorized to reimburse AZL for management fees previously waived and/or for the cost of other expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the three fiscal years prior to the date of such reimbursement.


(2)PIMCO has contractually agreed to waive the management fee and the administration fee it receives from the Portfolio in an amount equal to the management fee and administration fee paid to PIMCO by the subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the subsidiary is in place.
(3)The Fund administration fee is paid indirectly through the management fee.
(4)The Investment Option commenced operations under this Contract as of April 27, 2009. Therefore, the expenses shown are estimated for the current calendar year.
(5)We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options of other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others, however, the maximum fee that we currently receive is at the annual rate of 0.25% of the average aggregate amount invested by us in the Investment Options.
(6)The Investment Option has both Class 1 shares and Class 2 shares. Class 2 shares pay a 12b-1 fee of up to 0.25% of its average daily assets. Class 1 shares do not pay a 12b-1 fee.
(7)Not currently available.
(8)The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund, so that common annual operating expenses of the fund do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010. The Fund does not pay management fees but will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' expenses for the fiscal year ended December 31, 2008.
(9)OpCap Advisors has contractually agreed to reduce the total annual portfolio operating expenses to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio's average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2015. Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.






 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

(10)Acquired fund fees and expenses (underlying fund expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying funds and upon the total annual operating expenses of the institutional class shares of these underlying funds. Acquired fund fees and expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above.
(11) PIMCO has contractually agreed to waive or reduce the advisory fee and/or administration fee. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, does not exceed the annual expense limit. See the Investment Option prospectus for further information.


This table describes, in detail, the annual expenses for each of the AZL Fund of Funds. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the AZL Fund of Funds and the AZL Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the AZL Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.


                                                                                      TOTAL ANNUAL                    TOTAL ANNUAL
                                                                                      OPERATING                       OPERATING
                                                                                      EXPENSES BEFORE                 EXPENSES AFTER
                                                                                      CONTRACTUAL FEE AMOUNT OF      CONTRACTUAL FEE
                                   RULE                             ACQUIRED FUND     WAIVERS OR      CONTRACTUAL FEE WAIVERS OR
                      MANAGEMENT   12B-1    OTHER                   FEES AND          EXPENSE         WAIVERS AND     EXPENSE
INVESTMENT OPTION      FEES        FEES*    EXPENSES    TOTAL       EXPENSES[(2)]     REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS

FUND OF FUNDS
AZL Allianz             .05         -         .15        .20           1.06                 1.26       -                       1.26
Global Investors
Select
Fund[(1),(3)]
AZL Balanced            .05         -         .15        .20            .63                  .83       -                        .83
Index Strategy
Fund[(1),(3)]
AZL Fusion              .20         -         .04        .24           1.25                 1.49       -                       1.49
Balanced
Fund[(1),(4)]
AZL Fusion              .20         -         .20        .40            .91                 1.31      .05                      1.26
Conservative
Fund[(1),(3),(4)]
AZL Fusion Growth       .20         -         .03        .23           1.36                 1.59       -                       1.59
Fund[(1),(4)]
AZL Fusion              .20         -         .04        .24           1.29                 1.53       -                       1.53
Moderate
Fund[(1),(4)]
AZL Moderate            .05         -         .15        .20            .61                  .81       -                        .81
Index Strategy
Fund[(1),(3)]

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees.
(1)Allianz Investment Management LLC (AZL), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses (excluding certain fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.35% for the AZL Fusion Conservative Fund, 0.30% for the other three Fusion Funds, and 0.20% for the AZL Allianz Global Investors Select Fund, AZL Balanced Index Strategy Fund, and the AZL Moderate Index Strategy Fund, through at least April 30, 2010. The operating expenses covered by the expense limitation include fees deducted from fund assets such as audit fees and payments to outside trustees, but do not include the operating expenses of other investment companies in which the funds may invest (acquired fund fees and expenses). Acquired fund fees and expenses are incurred indirectly by the Investment Option(s) through the Investment Option's investment in permitted underlying funds. Accordingly, acquired fees and expenses affect the Investment Option's total returns. The Investment Option is authorized to reimburse AZL for fees previously waived and/or for the cost of other expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limits in effect at the time of such reimbursement. AZL may request and receive reimbursement of fees waived or limited and other reimbursements made by AZL. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the three fiscal years prior to the date of such reimbursement.
(2)Persons with Contract Value allocated to the AZL Fund of Funds will also indirectly pay the expenses of the underlying funds. The underlying fund fees and expenses are an estimate. These expenses will vary, depending upon the allocation of assets to individual underlying funds. In addition, it can be expected that underlying funds may be added or deleted as investments, with a resulting change in expenses. The investment advisers to the underlying funds or their affiliates may pay "service fees" to Allianz Life or its affiliates for providing customer service and other administrative services to Contract purchasers. The amount of such fees may vary by underlying fund. The underlying funds may also pay Rule 12b-1 distribution fees to the distributor of the Contracts. The underlying funds do not pay service fees or 12b-1 fees to the AZL Fund of Funds and the AZL Fund of Funds do not pay service fees or 12b-1 fees.
(3)The Investment Option commenced operations under this Contract as of April 27, 2009. Therefore the expenses shown are estimated for the current calendar year.
(4)Effective December 1, 2008, (effective April 27, 2009, for AZL Fusion Conservative Fund) the Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.15% through April 30, 2010. If this voluntary fee reduction were reflected in the table, the net annual operating expenses would be lower.





 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

APPENDIX B - CONDENSED FINANCIAL INFORMATION
The consolidated financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C may be found in the Statement of Additional Information.

As of the end of the most recent fiscal year, ended December 31, 2008, no Contracts with the highest M&E charge currently offered by this prospectus had been sold. Therefore, we have not provided any condensed financial information for these Contracts. However, Accumulation Unit Values (AUVs) for the highest and lowest M&E charges for Contracts that were available as of December 31, 2008 are listed in the table below. You can find AUV information corresponding to the additional combinations of charges for Contracts that were available as of December 31, 2008 in the appendix to the Statement of Additional Information.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information. The Statement of Additional Information is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.


* KEY TO BENEFIT OPTION                                                                                                  M&E CHARGES
Allianz Vision New York - Base Contracts                                                                                 1.40%
Allianz Vision New York - Base Contracts with the Quarterly Value Death Benefit, Bonus Option, and joint Lifetime Plus   3.15%
Payments under the Lifetime Plus 8 Benefit, before payments begin

The following Investment Options commenced operations under this Contract after December 31, 2008. Therefore, no AUV information is shown for them: AZL Allianz Global Investors Select Fund; AZL Balanced Index Strategy Fund; AZL[ ]Franklin Templeton Founding Strategy Plus Fund; AZL Fusion Conservative Fund; AZL International Index Fund; AZL Moderate Index Strategy Fund; AZL OCC Growth Fund; and PIMCO VIT Global Multi-Asset Portfolio.



 (Number of Accumulation Units in thousands)

                                                Number of
                                      AUV      Accumulation
              Period                  at          Units
              or         AUV at       End      Outstanding
 Benefit      Year       Beginning    of        at End of
 Option *      Ended     of Period    Period     Period
------------------------------------------------------------
Investment Option
------------------------------------------------------------
AZL AIM International Equity Fund
1.40%
        12/31/2007        N/A     19.830            0
        12/31/2008     19.830     11.438           20
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     10.176            0
AZL BlackRock Capital Appreciation Fund
1.40%
        12/31/2007        N/A     13.110            4
        12/31/2008     13.110      8.225           14
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.714            0
AZL BlackRock Growth Fund
1.40%
        12/31/2007        N/A     13.354            8
        12/31/2008     13.354      5.175           68
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.604            0
AZL Columbia Mid Cap Value Fund
1.40%
        12/31/2007        N/A     10.319            1
        12/31/2008     10.319      4.869           12
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.646            0

1.40%
        12/31/2007        N/A     12.439            0
        12/31/2008     12.439      8.330            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.676            0
AZL Columbia Technology Fund
1.40%
        12/31/2007        N/A     10.014            4
        12/31/2008     10.014      4.874           10
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.300            0
AZL Davis NY Venture Fund
1.40%
        12/31/2007        N/A     13.555            6
        12/31/2008     13.555      7.952           26
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.015            0
AZL Dreyfus Equity Growth Fund
1.40%
        12/31/2007        N/A     11.526            1
        12/31/2008     11.526      6.634           11
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.852            0



 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

AZL First Trust Target Double Play Fund
1.40%
        12/31/2007        N/A     10.609            0
        12/31/2008     10.609      4.848           12
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.686            0
AZL Franklin Small Cap Value Fund
1.40%
        12/31/2007        N/A     17.485            3
        12/31/2008     17.485     11.426           13
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     10.345            0
AZL Fusion Balanced Fund
1.40%
        12/31/2007        N/A     12.121            0
        12/31/2008     12.121      8.672           63
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.132            0
AZL Fusion Growth Fund
1.40%
        12/31/2007        N/A     12.813           15
        12/31/2008     12.813      7.715           81
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.235            0
AZL Fusion Moderate Fund
1.40%
        12/31/2007        N/A     12.396            9
        12/31/2008     12.396      8.219           32
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.708            0
AZL Jennison 20/20 Focus Fund
1.40%
        12/31/2007        N/A     14.871            0
        12/31/2008     14.871      8.782           14
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.236            0
AZL JPMorgan Large Cap Equity Fund
1.40%
        12/31/2007        N/A     11.662            0
        12/31/2008     11.662      5.187            0
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.576            0
AZL JPMorgan U.S. Equity Fund
1.40%
        12/31/2007        N/A     12.939            3
        12/31/2008     12.939      7.824            8
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.210            0


AZL Money Market Fund
1.40%
        12/31/2007        N/A     11.125            9
        12/31/2008     11.125     11.238           51
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.613           11
AZL NACM International Fund
1.40%
        12/31/2007        N/A      9.471            4
        12/31/2008      9.471      5.145           16
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.996            0
AZL OCC Opportunity Fund
1.40%
        12/31/2007        N/A     16.672            0
        12/31/2008     16.672      8.688            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.729            0
AZL Oppenheimer Global Fund
1.40%
        12/31/2007        N/A     15.236            2
        12/31/2008     15.236      8.856           16
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.161            0
AZL Oppenheimer International Growth Fund
1.40%
        12/31/2007        N/A     20.503            9
        12/31/2008     20.503     11.293           33
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.962            0
AZL PIMCO Fundamental IndexPLUS Total Return Fund
1.40%
        12/31/2007        N/A     11.654            0
        12/31/2008     11.654      6.796            0
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.486            0
AZL S&P 500 Index Fund
1.40%
        12/31/2007        N/A      9.882            5
        12/31/2008      9.882      6.079           27
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.903            0
AZL Schroder Emerging Markets Equity Fund
1.40%
        12/31/2007        N/A     13.455           10
        12/31/2008     13.455      6.384           43
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.092            0



 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

AZL Schroder International Small Cap Fund
1.40%
        12/31/2007        N/A      9.243            3
        12/31/2008      9.243      4.960           19
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      4.817            0
AZL Small Cap Stock Index Fund
1.40%
        12/31/2007        N/A      9.329            7
        12/31/2008      9.329      6.353           20
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.169            0
AZL TargetPLUS Balanced Fund
1.40%
        12/31/2007        N/A     10.116            1
        12/31/2008     10.116      7.541           21
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.323            0
AZL TargetPLUS Equity Fund
1.40%
        12/31/2007        N/A     10.524            0
        12/31/2008     10.524      5.342           16
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.168            0
AZL TargetPLUS Growth Fund
1.40%
        12/31/2007        N/A      9.939            0
        12/31/2008      9.939      5.942           19
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.770            0
AZL TargetPLUS Moderate Fund
1.40%
        12/31/2007        N/A     10.080            1
        12/31/2008     10.080      6.722           14
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.528            0
AZL Turner Quantitative Small Cap Growth Fund
1.40%
        12/31/2007        N/A     12.772            0
        12/31/2008     12.772      7.135            2
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.691            0
AZL Van Kampen Comstock Fund
1.40%
        12/31/2007        N/A     12.386            0
        12/31/2008     12.386      7.794            0
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.814            0



AZL Van Kampen Equity and Income Fund
1.40%
        12/31/2007        N/A     12.832            0
        12/31/2008     12.832      9.627            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.871            0
AZL Van Kampen Global Franchise Fund
1.40%
        12/31/2007        N/A     19.359            1
        12/31/2008     19.359     13.637            5
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     12.347            0
AZL Van Kampen Global Real Estate Fund
1.40%
        12/31/2007        N/A     10.852            2
        12/31/2008     10.852      5.796            4
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.531            0
AZL Van Kampen Growth and Income Fund
1.40%
        12/31/2007        N/A     14.291            2
        12/31/2008     14.291      9.462           14
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      8.272            0
AZL Van Kampen Mid Cap Growth Fund
1.40%
        12/31/2007        N/A     16.193            3
        12/31/2008     16.193      8.220           23
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.187            0
BlackRock Global Allocation V.I. Fund
1.40%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.919           21
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     12.590            0
Davis VA Financial Portfolio
1.40%
        12/31/2007        N/A     15.832            0
        12/31/2008     15.832      8.373            8
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      7.163            0
Franklin High Income Securities Fund
1.40%
        12/31/2007        N/A     25.387            0
        12/31/2008     25.387     19.180            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     13.527            0



 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

Franklin Income Securities Fund
1.40%
        12/31/2007        N/A     48.490            5
        12/31/2008     48.490     33.635           18
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     23.722            0
Franklin Templeton VIP Founding Funds Allocation Fund
1.40%
        12/31/2007        N/A      9.246           37
        12/31/2008      9.246      5.847          142
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.695            0
Franklin U.S. Government Fund
1.40%
        12/31/2007        N/A     26.205            1
        12/31/2008     26.205     27.800            2
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     19.653            0
Franklin Zero Coupon Fund 2010
1.40%
        12/31/2007        N/A     39.978            0
        12/31/2008     39.978     42.376            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     29.958            0
Mutual Global Discovery Securities Fund
1.40%
        12/31/2007        N/A     29.830            1
        12/31/2008     29.830     21.045           15
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     17.011            0
Mutual Shares Securities Fund
1.40%
        12/31/2007        N/A     24.148            6
        12/31/2008     24.148     14.975           27
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     12.105            0
OpCap Mid Cap Portfolio
1.40%
        12/31/2007        N/A     10.583            3
        12/31/2008     10.583      6.087           15
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      5.808            0
PIMCO VIT All Asset Portfolio
1.40%
        12/31/2007        N/A     12.953            0
        12/31/2008     12.953     10.749            2
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.904            0



PIMCO VIT CommodityRealReturn Strategy Portfolio
1.40%
        12/31/2007        N/A     12.816            1
        12/31/2008     12.816      7.103            7
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      6.661            0
PIMCO VIT Emerging Markets Bond Portfolio
1.40%
        12/31/2007        N/A     12.287            0
        12/31/2008     12.287     10.347            2
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.702            0
PIMCO VIT Global Bond Portfolio (Unhedged)
1.40%
        12/31/2007        N/A     10.440            2
        12/31/2008     10.440     10.208            5
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.572            0
PIMCO VIT High Yield Portfolio
1.40%
        12/31/2007        N/A     14.297            0
        12/31/2008     14.297     10.779            1
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A      9.221            0
PIMCO VIT Real Return Portfolio
1.40%
        12/31/2007        N/A     12.324            0
        12/31/2008     12.324     11.295           10
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     10.227            0
PIMCO VIT Total Return Portfolio
1.40%
        12/31/2007        N/A     14.986            0
        12/31/2008     14.986     15.486           25
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     13.247            0
Templeton Global Bond Securities Fund
1.40%
        12/31/2007        N/A     32.376            2
        12/31/2008     32.376     33.906            8
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     23.914            0
Templeton Growth Securities Fund
1.40%
        12/31/2007        N/A     29.538            6
        12/31/2008     29.538     16.799           16
3.15%
        12/31/2007        N/A        N/A          N/A
        12/31/2008        N/A     12.963            0





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                                    27, 2009

APPENDIX C - TARGET VALUE CALCULATION AND EXAMPLES
If your Contract includes the Target Date 10 Benefit (5.09), we will calculate the Target Value until the benefit terminates and you can only make additional Purchase Payments to the Contract for the first three years after the rider effective date. If your Contract includes the Bonus Option, the bonus will not be included in the portions of the Target Value that are based on Purchase Payments.

CALCULATING THE TARGET VALUE UNDER THE TARGET DATE 10 BENEFIT (5.09)
If the rider effective date is the Issue Date, the Target Value on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Target Value on the rider effective date is equal to the Contract Value on that date.

On each Business Day, we increase the Target Value by the amount of any additional Purchase Payments received that day, and we reduce the Target Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary, we process any increase or decrease to the Target Value due to a Purchase Payment received that day or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Contract Anniversary, the Target Value is equal to the greater of its value on the immediately preceding Business Day or the Contract Value as of that Contract Anniversary.

WHILE THE TARGET DATE 10 BENEFIT (5.09) APPLIES TO YOUR CONTRACT, ANY WITHDRAWALS TAKEN AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE TARGET VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Target Value, we will deduct more than the amount withdrawn and/or annuitized from the Target Value.

EXAMPLES OF THE TARGET VALUE CALCULATIONS
This example shows how we calculate the Target Value under the Target Date 10 Benefit (5.09).

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Target Date 10 Benefit (5.09) at issue and you also select the earliest possible Target Value Date, which is the 10th Contract Anniversary. You make no additional Purchase Payments.

                           CONTRACT VALUE TARGET VALUE
 On the Issue Date            $100,000      $100,000
 1st Contract Anniversary     $108,000      $108,000
 2nd Contract Anniversary     $110,000      $110,000
 3rd Contract Anniversary     $102,000      $110,000
 4th Contract Anniversary     $104,000      $110,000
 5th Contract Anniversary     $109,000      $110,000
 6th Contract Anniversary     $115,000      $115,000
 7th Contract Anniversary     $131,000      $131,000
 8th Contract Anniversary     $121,000      $131,000
 9th Contract Anniversary     $129,000      $131,000
 10th Contract Anniversary    $137,000      $137,000
 11th Contract Anniversary    $126,000      $137,000
 BEFORE A CREDIT
 11th Contract Anniversary    $137,000      $137,000
 AFTER A CREDIT

o On the Issue Date, the Target Value is equal to the total Purchase
  Payment ($100,000).
o At the first Contract Anniversary the Contract Value had increased to $108,000, which is greater than the previous Target Value ($100,000), so the Target Value was increased to equal the Contract Value. The Target Value also increased on the second Contract Anniversary because the Contract Value ($110,000) was greater than the previous Target Value ($108,000).




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                                    27, 2009


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                                       91



o At the third Contract Anniversary, the Contract Value had decreased to $102,000, which is less than the previous Target Value ($110,000), so the Target Value was not increased. On the fourth and fifth Contract Anniversaries, the Contract Value was also less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $110,000.
o At the sixth Contract Anniversary the Contract Value had increased to $115,000, which is greater than the previous Target Value ($110,000), so the Target Value was increased to equal the Contract Value.
o At the seventh Contract Anniversary the Contract Value had increased to $131,000, which is greater than the previous Target Value ($115,000), so the Target Value was increased to equal the Contract Value.
o At the eighth and ninth Contract Anniversaries, the Contract Value was less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $131,000.
o At the tenth Contract Anniversary the Contract Value had increased to $137,000, which is greater than the previous Target Value ($131,000), so the Target Value was increased to equal the Contract Value. The tenth Contract Anniversary is also the initial Target Value Date. Because the Contract Value on the initial Target Value Date was greater than the Target Value, there was no credit on the tenth Contract Anniversary.
o At the eleventh Contract Anniversary, the Contract Value had decreased to $126,000, which is less than the previous Target Value ($137,000), so the Target Value was not increased. The eleventh Contract Anniversary is also the second Target Value Date. Because the Contract Value on the second Target Value Date was less than the Target Value, there was a credit of $11,000 to the Contract Value on the eleventh Contract Anniversary.

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE TARGET VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal of $9,000 (including the withdrawal charge) in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $109,000.


  The Target Value will be adjusted for the partial withdrawal as follows:
     The previous Target Value...................................$108,000.00
     Reduced proportionately by the percentage of Contract Value
       withdrawn ($9,000 / $109,000) =  0.08257 x $108,000 = -      8,917.56
  The Target Value after the partial withdrawal.................$  99,082.44


o This Target Value will remain in effect until at least the next Contract Anniversary unless you take another partial withdrawal.






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                                    27, 2009

APPENDIX D - INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND
   QUARTERLY REBALANCING
If your Contract includes the Target Date 10 Benefit (5.09), we divide your Investment Options into the following four groups. Allianz Life determines the composition of the Investment Option groups. We will not recategorize the groups to which we assigned the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. WHEN AN INVESTMENT OPTION IS CLOSED OR SUBSTITUTED WITHIN ANY OF THE INVESTMENT OPTION GROUPS, WE WILL SEND WRITTEN NOTICE REGARDING THE CLOSING OR SUBSTITUTION 30 DAYS PRIOR TO THE EFFECTIVE DATE OF THE CLOSING OR SUBSTITUTION.


                                                TABLE 1
                                       GROUP A INVESTMENT OPTIONS
AZL Columbia Small Cap Value Fund                  AZL TargetPLUS Growth Fund
AZL Columbia Technology Fund                       AZL TargetPLUS Moderate Fund
AZL Franklin Small Cap Value Fund                  AZL Turner Quantitative Small Cap Growth Fund
AZL Fusion Growth Fund                             AZL Van Kampen Global Real Estate Fund
AZL OCC Opportunity Fund                           Davis VA Financial Portfolio
AZL Schroder Emerging Markets Equity Fund          Franklin Income Securities Fund
AZL Schroder International Small Cap Fund          Franklin Templeton VIP Founding Funds Allocation Fund
AZL Small Cap Stock Index Fund                     PIMCO VIT CommodityRealReturn Strategy Portfolio

                                       GROUP B INVESTMENT OPTIONS
AZL AIM International Equity Fund                  AZL OCC Growth Fund
AZL BlackRock Capital Appreciation Fund            AZL Oppenheimer Global Fund
AZL BlackRock Growth Fund                          AZL Oppenheimer International Growth Fund
AZL Columbia Mid Cap Value Fund                    AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL Davis NY Venture Fund                          AZL TargetPLUS Equity Fund
AZL Dreyfus Equity Growth Fund                     AZL Van Kampen Comstock Fund
AZL S&P 500 Index Fund                             AZL Van Kampen Global Franchise Fund
AZL First Trust Target Double Play Fund            AZL Van Kampen Growth and Income Fund
AZL International Index Fund                       AZL Van Kampen Mid Cap Growth Fund
AZL Jennison 20/20 Focus Fund                      Mutual Global Discovery Securities Fund
AZL JPMorgan Large Cap Equity Fund                 Mutual Shares Securities Fund
AZL JPMorgan U.S. Equity Fund                      OpCap Mid Cap Portfolio
AZL NACM International Fund                        Templeton Growth Securities Fund

            GROUP X INVESTMENT OPTIONS                          GROUP Y INVESTMENT OPTIONS
AZL Allianz Global Investors Select Fund           AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund AZL Fusion Balanced Fund
AZL Fusion Moderate Fund                           AZL Fusion Conservative Fund
AZL Moderate Index Strategy Fund                   AZL Money Market Fund
AZL Van Kampen Equity and Income Fund              AZL TargetPLUS Balanced Fund
BlackRock Global Allocation V.I. Fund              Franklin High Income Securities Fund
PIMCO VIT Global Multi-Asset Portfolio             Franklin U.S. Government Fund
                                                   Franklin Zero Coupon Fund 2010
                                                   PIMCO VIT All Asset Portfolio
                                                   PIMCO VIT Emerging Markets Bond Portfolio
                                                   PIMCO VIT Global Bond Portfolio (Unhedged)
                                                   PIMCO VIT High Yield Portfolio
                                                   PIMCO VIT Real Return Portfolio
                                                   PIMCO VIT Total Return Portfolio
                                                   Templeton Global Bond Securities Fund













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
                                       93




If your Contract includes the Target Date 10 Benefit (5.09), we will restrict your allocations to the Investment Option groups. The maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows.

                                                             TABLE 2
                                     MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE COMBINED INVESTMENT OPTION GROUPS A, B AND X
                                                  BASED ON THE NUMBER OF YEARS* TO THE INITIAL TARGET VALUE DATE
                                                AND THE COMPARISON OF CONTRACT VALUE (CV) TO THE TARGET VALUE (TV)
NUMBER OF YEARS* TO THE INITIAL CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV =  CV = CV
       TARGET VALUE DATE        94%+   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%   10%   4%   <
                                of TV to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to <  to < 4%
                                       94%   88%   82%   76%   70%   64%   58%   52%   46%   40%   34%   28%   22%   16%  10%  of
                                      of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV of TV  of  TV
                                                                                                                           TV
              28+                95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  95%
              27                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  95%  90%
              26                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%  90%  85%
              25                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%  85%  80%
              24                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%  80%  75%
              23                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%  75%  70%
              22                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%  70%  65%
              21                 95%   95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%  65%  60%
              20                 95%   95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%  60%  55%
              19                 95%   95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%  55%  50%
              18                 95%   95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%  50%  45%
              17                 95%   95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%  45%  40%
              16                 95%   95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%  40%  35%
              15                 95%   95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%  35%  35%
              14                 95%   95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%  35%  35%
              13                 95%   95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%  35%  35%
              12                 95%   90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%  35%  35%
              11                 90%   85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%  35%  35%
              10                 85%   80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%  35%  35%
               9                 80%   75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%  35%  35%
               8                 75%   70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               7                 70%   65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               6                 65%   60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               5                 60%   55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               4                 55%   50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               3                 50%   45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               2                 45%   40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
               1                 40%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
 INITIAL TARGET VALUE DATE AND   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%   35%  35%  35%
            BEYOND

* We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete Contract Years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight years from the initial Target Value Date.







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                                    27, 2009

The maximum allowed allocation of Contract Value for Investment Option Group A and minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allowed allocation for the combined Groups A, B and X as follows.

                                                              TABLE 3
WHEN THE MAXIMUM % OF CONTRACT VALUE ALLOWED IN THE   THEN THE MAXIMUM % OF CONTRACT VALUE     AND THE MINIMUM % OF CONTRACT VALUE
                      COMBINED                                     ALLOWED IN                              REQUIRED IN
                  GROUPS A, B AND X IS...                          GROUP A IS...                           GROUP Y IS...

                        95%                                            30%                                      5%
                        90%                                            30%                                     10%
                        85%                                            25%                                     15%
                        80%                                            25%                                     20%
                        75%                                            20%                                     25%
                        70%                                            20%                                     30%
                        65%                                            15%                                     35%
                        60%                                            15%                                     40%
                        55%                                            10%                                     45%
                        50%                                            10%                                     50%
                        45%                                             5%                                     55%
                        40%                                             5%                                     60%
                        35%                                             5%                                     65%

We will automatically rebalance your Contract Value in each of the Investment Options on each Quarterly Anniversary until the rider termination date. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. If you choose to allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

On each Quarterly Anniversary we determine the allocation of Contract Value to your selected Investment Options as follows. First we establish the maximum allowable allocation for each Investment Option group. Then we compute the required allocation for each Investment Option group, which is your allocation instructions adjusted downward if necessary to match the maximum allowable allocation. Lastly we will rebalance the Contract Value in your selected Investment Options according to the required allocations.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

COMBINED GROUPS A, B AND X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary is the lesser of: a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary; or b) the maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this appendix). Table 2 compares the length of time until the initial Target Value Date and the comparison of the current Contract Value to the current Target Value.


GROUPS A AND Y. We then use Table 3 (which appears earlier in this appendix) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.


COMBINED GROUPS B AND X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next in this appendix. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.


We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.








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                                    27, 2009

We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations, but if they do not comply with the current maximum allowable allocations, we will instead allocate any additional Purchase Payments according to the current required allocation as discussed next in this appendix.


NOTE: UNLESS THE MAXIMUM ALLOWABLE ALLOCATION FOR THE COMBINED GROUPS A, B, AND X CHANGES, THE MAXIMUM ALLOWABLE ALLOCATION FOR GROUP A, AND THE MINIMUM REQUIRED ALLOCATION FOR GROUP Y, WILL NOT CHANGE.

DETERMINING THE REQUIRED GROUP ALLOCATION

YOUR SELECTED ALLOCATIONS COMPLY WITH THE NEW MAXIMUM ALLOWABLE AND NEW MINIMUM REQUIRED ALLOCATIONS. If your selected allocations for Group A, AND the combined Groups B and X, are less than or equal to the new maximum allowable allocations for these groups, the required allocations for the Investment Option groups will be equal to your selected allocations.


YOUR SELECTED ALLOCATION FOR GROUP A COMPLIES WITH THE NEW MAXIMUM ALLOWABLE ALLOCATION, BUT YOUR SELECTED ALLOCATION FOR THE COMBINED GROUPS B AND X EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION. If your selected allocation for Group A is less than or equal to the new maximum allowable allocation for this group, the required allocation of Contract Value for Group A will be equal to your selected allocation. If your selected allocation for the combined Groups B and X is greater than the new maximum allowable allocation for these groups, then we will decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take the excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation) and apply it to Group Y.

YOUR SELECTED ALLOCATION FOR GROUP A EXCEEDS THE NEW MAXIMUM ALLOWABLE ALLOCATION AND THERE MAY BE A CHANGE IN THE REQUIRED ALLOCATION FOR THE COMBINED GROUPS B AND X. If your selected allocation for Group A is greater than the new maximum allowable allocation for this group, then we will decrease the required allocation for Group A to equal the new maximum allowable allocation. We will then take the excess allocation from Group A (your selected allocation minus the new maximum allowable allocation) and rebalance it as follows.
  a) If your selected allocation for the combined Groups B and X is less than the new maximum allowable allocation for these groups, the new required allocation will be equal to your selected allocation for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We will then apply any remaining excess allocation from Group A to Group Y.
  b) If your selected allocation for the combined Groups B and X is greater than or equal to the new maximum allowable allocation for these groups, then we will decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take any excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for Groups B and
X. We will then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option group.


NOTE: WE WILL NEVER REALLOCATE MORE CONTRACT VALUE TO GROUP A THAN YOUR SELECTED ALLOCATION INSTRUCTIONS SPECIFY. HOWEVER, WE MAY REALLOCATE MORE CONTRACT VALUE TO THE COMBINED GROUPS B AND X THAN YOUR ALLOCATION INSTRUCTIONS SPECIFY IF WE REMOVE EXCESS CONTRACT VALUE FROM GROUP A.

REBALANCING CALCULATION WITHIN THE INVESTMENT OPTION GROUPS
Within the Investment Option groups, the rebalancing calculation formula is:
  a x (b / c)
  where:
     a =The required group allocation on the current Quarterly Anniversary.
     b =The required allocation for each Investment Option as of the Business
       Day immediately preceding the current Quarterly Anniversary.
     c =The required group allocation as of the Business Day immediately preceding the current Quarterly Anniversary.








 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

Because the allocation to each Investment Option must be a whole number, we will round your required allocation to the nearest whole percentage. Transfers of Contract Value between Investment Options will not change the current required allocation for each Investment Option. In order to change the current required allocation when you make a transfer, you must also change your future allocation instructions (see section 2, Purchase - Allocation of Purchase Payments). Any change you make to your future allocation instructions must comply with the current maximum allowable allocations. We will then treat your future allocation instructions as your required allocation until the earlier of the next Quarterly Anniversary, or the Business Day we process any new allocation instructions.


NOTE:

o IT IS POSSIBLE THAT WE MAY MOVE ALL OF YOUR CONTRACT VALUE OUT OF ONE OR
  MORE OR YOUR SELECTED INVESTMENT OPTIONS DUE TO THE PASSAGE OF TIME AND/OR AS CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU WILL BE NOTIFIED BY TRANSACTION CONFIRMATION OF ANY CHANGE TO YOUR SELECTED ALLOCATION IN THE INVESTMENT OPTION GROUPS. IN ORDER TO CHANGE YOUR SELECTED INVESTMENT OPTION ALLOCATION AFTER NOTIFICATION, YOU MUST CHANGE YOUR ALLOCATION INSTRUCTIONS. YOUR NEW ALLOCATION INSTRUCTIONS ARE SUBJECT TO THE CURRENT INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS.
o UNLESS YOU RESET THE INITIAL TARGET VALUE DATE, THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN GROUP A, AND THE MAXIMUM ALLOWABLE ALLOCATION OF YOUR CONTRACT VALUE TO INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X WILL NEVER INCREASE, REGARDLESS OF CONTRACT VALUE PERFORMANCE.
o IF YOU ALLOCATE LESS THAN THE MAXIMUM ALLOWABLE AMOUNT OF CONTRACT VALUE
  TO THE INVESTMENT OPTIONS IN THE COMBINED GROUPS A, B AND X, YOU MAY BE SUBJECT TO FEWER REALLOCATIONS OF YOUR CONTRACT VALUE IN THESE GROUPS DUE TO THE PASSAGE OF TIME AND/OR AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES.
o YOU CAN NEVER ALLOCATE MORE THAN 30% OF YOUR CONTRACT VALUE TO
  INVESTMENT OPTION GROUP A, OR MORE THAN 95% OF YOUR CONTRACT VALUE TO INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o WE CANNOT REQUIRE YOU TO HAVE LESS THAN 5% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION GROUP A, NOR CAN WE REQUIRE YOU TO HAVE LESS THAN 35% OF YOUR CONTRACT VALUE IN INVESTMENT OPTION IN THE COMBINED GROUPS A, B AND X.
o INVESTMENT OPTION GROUP Y HAS NO MAXIMUM LIMIT ON THE PERCENTAGE OF
  CONTRACT VALUE YOU CAN ALLOCATE TO IT.
o THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN
  DECREASE AS THE NUMBER OF YEARS UNTIL THE INITIAL TARGET VALUE DATE DECREASES AND AS THE COMPARISON OF CONTRACT VALUE AS A PERCENTAGE OF TARGET VALUE DECREASES. WE LIMIT THE AMOUNT BY WHICH THE MAXIMUM ALLOWABLE ALLOCATION FOR THE INVESTMENT OPTION GROUPS CAN DECREASE IN ANY TWELVE-MONTH PERIOD. WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN GROUP A BY MORE THAN 10% IN ANY ONE YEAR, AND WE CANNOT REDUCE THE MAXIMUM PERCENTAGE OF CONTRACT VALUE WE ALLOW IN THE COMBINED GROUPS A, B AND X BY MORE THAN 15% IN ANY ONE YEAR.

EXAMPLES OF QUARTERLY REBALANCING
This example shows how we apply quarterly rebalancing under the Target Date 10 Benefit (5.09). We are demonstrating significant losses in your Contract Value in order to illustrate the most possible changes over a short period of time. This may not be an accurate reflection of your actual performance.

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Target Date 10 Benefit (5.09) at issue and you select the twelfth Contract Anniversary as your initial Target Value Date. Your initial Target Value is equal to your initial Purchase Payment of $100,000. You make no additional Purchase Payments, withdrawals, or transfers and you do not change your selected allocations after the Issue Date.
o On the Issue Date, you have twelve complete Contract Years until the initial Target Value Date, and the Contract Value is equal to the Target Value. On the Issue Date, the maximum allowable allocation of Contract Value to the Investment Options in Group A is 30%, and to the combined Groups A, B, and X it is 95%. The minimum required allocation for Group Y is 5% of Contract Value. You choose to allocate 75% of your Contract Value to the combined Groups A, B and X (with 25% to Group A, and 50% to the combined Groups B and
  X) and 25% of your Contract Value to Group Y. You allocate your Contract Value to the Investment Options as follows.








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                                    27, 2009

                    INVESTMENT OPTION GROUP     CONTRACT VALUE ALLOCATED TO EACH INVESTMENT OPTION
Investment Option 1            A                                   15%
Investment Option 2            A                                   10%
Investment Option 3            B                                   20%
Investment Option 4            B                                   15%
Investment Option 5            X                                   15%
Investment Option 6            Y                                   25%

o During the first two Contract Years you experience the following performance.

QUARTERLY   CONTRACT   TARGET  CONTRACT   YEARS   MAXIMUM ALLOWED NEW MAXIMUM    NEW MAXIMUM      REQUIRED    REQUIRED    REQUIRED
ANNIVERSARY   VALUE    VALUE   VALUE AS   UNTIL         IN         ALLOWABLE      ALLOWABLE      ALLOCATION  ALLOCATION  ALLOCATION
                                A % OF   INITIAL  COMBINEDGROUPS  ALLOCATION    ALLOCATION FOR       FOR         FOR         FOR
                                TARGET    TARGET  A, B AND X PER      FOR          GROUP A         GROUP A    COMBINED     GROUP Y
                                 VALUE    VALUE       TABLE 2      COMBINED                                    GROUPS
                                           DATE                     GROUPS                                     B AND X
                                                                  A, B AND X
Issue Date  $100,000  $100,000   100%       12          95%           95%            30%             25%         50%         25%
1st         $ 87,000  $100,000    87%       12          85%           85%            25%             25%         50%         25%
2nd         $ 93,000  $100,000    93%       12          90%           85%            25%             25%         50%         25%
3rd         $ 73,000  $100,000    73%       12          75%           80%            25%             25%         50%         25%
4th         $ 89,000  $100,000    89%       11          85%           80%            25%             25%         50%         25%
5th         $ 79,000  $100,000    79%       11          75%           75%            20%             20%         55%         25%
6th         $ 73,000  $100,000    73%       11          70%           70%            20%             20%         50%         30%

o On the first Quarterly Anniversary, your Contract Value has declined to 87% of the Target Value ($87,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 85% (the lesser of the current maximum allowable allocation (95%), or the maximum allowable allocation from Table 2 (85%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 25% and the table would indicate the new minimum required allocation for Group Y has increased to 15%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the second Quarterly Anniversary, your Contract Value has increased to 93% of the Target Value ($93,000 / $100,000). Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 90%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (90%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.




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                                    27, 2009

o On the third Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X would now decrease to 75% (the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (75%)). However the maximum allowable allocation for the combined Groups A, B, and X cannot decrease by more than 15% in any twelve-month period. Because the maximum allowable allocation for the combined Groups A, B, and X was 95% on the Issue Date, the new maximum allowable allocation for the combined Groups A, B, and X is 80%. According to Table 3, the new maximum allowable allocation for Group A remains at 25% and the table would indicate the new minimum required allocation for Group Y has increased to 20%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.


o On the fourth Quarterly Anniversary, your Contract Value has increased to 89% of the Target Value ($89,000 / $100,000). The fourth Quarterly Anniversary is also the first Contract Anniversary and there are now eleven complete Contract Years until the initial Target Value Date. Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 85%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the LESSER of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (85%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.
o On the fifth Quarterly Anniversary, your Contract Value has declined to 79% of the Target Value ($79,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 75% (the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (75%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 20%, and the new minimum required allocation for Group Y has increased to 25%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has increased to 55% (the new maximum allowable allocation for the combined Groups A, B and X (75%), less the new required allocation for Group A (20%)). Because your selected allocation for Groups B and X (50%) is less than the new maximum allowable allocation (55%), we will remove the 5% excess allocation from Group A and apply it to the combined Groups B and X. The new required allocation for Groups B and X is 55%. Because we were able to apply all the excess allocation from Group A to the combined Groups B and X, the required allocation for Group Y is equal to your selected allocation. We will then rebalance your Contract Value within the Investment Options as follows.

                    INVESTMENT OPTION GROUP   REBALANCING CALCULATION         ALLOCATION AFTER THE QUARTERLY REBALANCING
                                                [A X (B / C)]*
Investment Option 1            A              = 20% x (15% / 25%)                      12%
Investment Option 2            A              = 20% x (10% / 25%)                       8%
Investment Option 3            B              = 55% x (20% / 50%)                      22%
Investment Option 4            B              = 55% x (15% / 50%)                      17%
Investment Option 5            X              = 55% x (15% / 50%)                      16%
Investment Option 6            Y              = 25% x (25% / 25%)                      25%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.








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                                    27, 2009

o On the sixth Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 70% (the lesser of the current maximum allowable allocation (75%), or the maximum allowable allocation from Table 2 (70%)). According to Table 3, the new maximum allowable allocation for Group A remains at 20%, and the new minimum required allocation for Group Y increases to 30%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for the combined Groups A, B and X is 70% (the lesser of your selected allocation for the combined Groups A, B and X (75%), or the new maximum allowable allocation (70%)). The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has decreased to 50% (the new maximum allowable allocation for the combined Groups A, B and X (70%), less the new required allocation for Group A (20%)). Because your selected allocation for the combined Groups B and X (50%) is already equal to the new maximum allowable allocation (50%), the required allocation for the combined Groups B and X is equal to your selected allocation. Instead we will remove the 5% excess allocation from Group A and apply it to Group Y. We will then rebalance your Contract Value within the Investment Options as follows.

                    INVESTMENT OPTION GROUP    REBALANCING CALCULATION        ALLOCATION AFTER THE QUARTERLY REBALANCING
                                                [A X (B / C)]*
Investment Option 1            A              = 20% x (12% / 20%)                      12%
Investment Option 2            A              = 20% x (8% / 20%)                        8%
Investment Option 3            B              = 50% x (22% / 55%)                      20%
Investment Option 4            B              = 50% x (17% / 55%)                      15%
Investment Option 5            X              = 50% x (16% / 55%)                      15%
Investment Option 6            Y              = 30% x (25% / 25%)                      30%

* "a" is the required group allocation on the current Quarterly Anniversary, "b" is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and "c" is the required group allocation as of the previous Quarterly Anniversary.






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
                                      100




APPENDIX E - QUARTERLY ANNIVERSARY VALUE CALCULATION AND EXAMPLES
If your Contract includes the Quarterly Value Death Benefit and/or the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09), we will calculate a Quarterly Anniversary Value under each of these optional benefits. While both of the Quarterly Anniversary Values use the same general formula, they could result in different amounts if you select the Quarterly Value Death Benefit at Contract issue but add the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09) to your Contract after the Issue Date. However, if you select two of these benefits on the Issue Date, then the Quarterly Anniversary Values under each optional benefit will be the same until you begin taking Lifetime Plus Payments. Once you begin taking Lifetime Plus Payments, we no longer calculate the Quarterly Anniversary Value under the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09).

CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE LIFETIME PLUS BENEFITS (5.09)
We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person's 91st birthday or the Benefit Date on which Lifetime Plus Payments begin. WE NO LONGER CALCULATE THE QUARTERLY ANNIVERSARY VALUE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the Quarterly Anniversary Value will cease to exist and Lifetime Plus Payments will no longer be available to you.

If the rider effective date is the Issue Date, the Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Contract Value on that date.

On each Business Day we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Quarterly Anniversary the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

ANY WITHDRAWALS TAKEN BEFORE THE BENEFIT DATE AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

CALCULATING THE QUARTERLY ANNIVERSARY VALUE UNDER THE QUARTERLY VALUE DEATH BENEFIT
WE ONLY CALCULATE THE QUARTERLY ANNIVERSARY VALUE UNTIL THE BUSINESS DAY DURING WHICH WE RECEIVE, IN GOOD ORDER AT OUR SERVICE CENTER, BOTH DUE PROOF OF DEATH AND AN ELECTION OF THE DEATH BENEFIT PAYMENT OPTION.

IF YOUR CONTRACT INCLUDES THE LIFETIME PLUS BENEFIT (5.09) OR LIFETIME PLUS 8 BENEFIT (5.09), THEN ON AND AFTER THE BENEFIT DATE (THE DATE YOU BEGIN TO RECEIVE LIFETIME PLUS PAYMENTS) EACH LIFETIME PLUS PAYMENT, CUMULATIVE WITHDRAWAL AND EXCESS WITHDRAWAL WILL REDUCE THE QUARTERLY ANNIVERSARY VALUE PROPORTIONATELY BY THE PERCENTAGE OF CONTRACT VALUE WITHDRAWN (INCLUDING ANY WITHDRAWAL CHARGE).

The Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

On each Business Day we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments, Cumulative Withdrawals and Excess Withdrawals.

On each Quarterly Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual) we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following calculation.








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                                    27, 2009

On each Quarterly Anniversary before the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual) the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

Beginning with the Quarterly Anniversary that occurs on or after the older Owner's 91st birthday (or the Annuitant's 91st birthday if the Contract is owned by a non-individual) we calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary.

ANY WITHDRAWALS (INCLUDING LIFETIME PLUS PAYMENTS, CUMULATIVE WITHDRAWALS AND EXCESS WITHDRAWALS) AND/OR AMOUNTS APPLIED TO PARTIAL ANNUITIZATIONS MAY REDUCE THE QUARTERLY ANNIVERSARY VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

EXAMPLES OF THE QUARTERLY ANNIVERSARY VALUE CALCULATIONS
This example shows how we calculate the Quarterly Anniversary Value under the Quarterly Value Death Benefit, Lifetime Plus Benefit (5.09) or the Lifetime Plus 8 Benefit (5.09).

o You purchase a Contract with an initial Purchase Payment of $100,000.
  You select the Lifetime Plus Benefit (5.09) and the Quarterly Value Death Benefit at issue. You are the only Owner, the sole Covered Person and are age 69 or younger on the Issue Date. You make no additional Purchase Payments.
                                                                       QUARTERLY
                                      CONTRACT VALUE           ANNIVERSARY VALUE
                                     ---------------------     -----------------
On the Issue Date                           $100,000                    $100,000
End of 1st Quarter, 1st Contract Year      $  98,000                    $100,000
End of 2nd Quarter, 1st Contract Year       $102,000                    $102,000
End of 3rd Quarter, 1st Contract Year       $104,000                    $104,000
1st Contract Anniversary                    $103,000                    $104,000
End of 1st Quarter, 2nd Contract Year       $106,000                    $106,000

o On the Issue Date, the Quarterly Anniversary Value is equal to total
  Purchase Payment ($100,000).
o At the end of the Contract's first Quarter, the Contract Value had decreased to $98,000, which is less than the previous Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was not increased.
o At the end of the Contract's second Quarter, the Contract Value had increased to $102,000, which is greater than the previous Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o At the end of the Contract's third Quarter, the Contract Value had increased to $104,000, which is greater than the previous Quarterly Anniversary Value ($102,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.
o At the first Contract Anniversary, the Contract Value had decreased to $103,000, which is less than the previous Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was not increased.
o At the end of the first Quarter of the second Contract Year, the Contract Value had increased to $106,000, which is greater than the previous Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.





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                                    27, 2009

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE QUARTERLY ANNIVERSARY VALUE
o Continuing the assumptions from the previous example, except that you take a partial withdrawal (including the withdrawal charge) of $9,000 in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $103,000. You have not begun receiving Lifetime Plus Payments so there is no Cumulative Withdrawal Value at this time.


  The Quarterly Anniversary Value will be adjusted for the partial withdrawal as follows:
     The previous Quarterly Anniversary Value....................$104,000.00
     Reduced proportionately by the percentage of Contract Value
       withdrawn ($9,000 / $103,000) =  0.08738 x $104,000 =     -  9,087.52
  The Quarterly Anniversary Value after the partial withdrawal$
                                                                   94,912.48


o This Quarterly Anniversary Value will remain in effect until at least the next Quarterly Anniversary unless you take another partial withdrawal.
o All withdrawals, including those made under the free withdrawal privilege, Lifetime Plus Payments, Cumulative Withdrawals or Excess Withdrawals, will reduce the Quarterly Anniversary Value in exactly the same manner, which is proportionately based on the percentage of Contract Value withdrawn (including any withdrawal charge).






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                                    27, 2009

APPENDIX F - CALCULATIONS AND EXAMPLES OF THE 5% ANNUAL INCREASE UNDER THE
   LIFETIME PLUS BENEFIT (5.09)
CALCULATING THE 5% ANNUAL INCREASE
We only calculate the 5% Annual Increase before the older Covered Person's 91st birthday and before you exercise the Lifetime Plus Benefit (5.09) or take a Full Annuitization. WE NO LONGER CALCULATE THE 5% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not exercised the Lifetime Plus Benefit (5.09) before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 5% Annual Increase will cease to exist and the Lifetime Plus Benefit (5.09) will no longer be available to you.

IF YOU SELECT THE LIFETIME PLUS BENEFIT (5.09) AT ISSUE AND THERE ARE NO RESETS TO THE 5% ANNUAL INCREASE, then the 5% Annual Increase on the Issue Date is the Purchase Payment received on the Issue Date.

On each Business Day after the Issue Date, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the Issue Date, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary of the Issue Date, the 5% Annual Increase is equal to the following.
  a + (0.05 x b)
  where:
     a = The 5% Annual Increase as of the immediately preceding Business Day. b = Total Purchase Payments* received within 90 days of the Issue Date.

On the second and later Contract Anniversaries of the Issue Date, the 5% Annual Increase is equal to the following.
  c + (0.05 x d)
  where:
     c = The 5% Annual Increase as of the immediately preceding Business Day.
     d = Total Purchase Payments* received more than one year ago and at most 11 years ago. Because the Lifetime Plus Benefit (5.09) was selected at issue and there was no reset of the 5% Annual Increase on the 11th Contract Anniversary, we exclude Purchase Payments received within 90 days of the Issue Date.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

IF YOU SELECT THE LIFETIME PLUS BENEFIT (5.09) AFTER ISSUE OR THERE IS A RESET TO THE 5% ANNUAL INCREASE, then the 5% Annual Increase on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day after the rider effective date or reset anniversary, as applicable, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the rider effective date or reset anniversary, as applicable, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.





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                                    27, 2009

On the first Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.
  a + (0.05 x b)
  where:
     a = The 5% Annual Increase as of the immediately preceding Business Day.
     b = The Contract Value* as of the rider effective date or reset anniversary, as applicable.

On the second and later Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.
  c + (0.05 x d)
  where:
     c = The 5% Annual Increase as of the immediately preceding Business Day.
     d = The Contract Value* as of the rider effective date or reset anniversary, as applicable, plus total Purchase Payments received more than one year ago and at most 11 years ago, but after the rider effective date or reset anniversary. We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

* We reduce the Contract Value as of the rider effective date or reset anniversary by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since the rider effective date or reset anniversary.

EXAMPLE OF THE 5% ANNUAL INCREASE CALCULATION
o You purchase a Contract with the Lifetime Plus Benefit (5.09). You make an initial Purchase Payment of $50,000 on the Issue Date. You make a second Purchase Payment of $50,000 during the third month of the Contract, and you make a third Purchase Payment of $50,000 during the second Contract Year.

 ANNIVERSARY                                                5% ANNUAL INCREASE
-------------------------------------------------------------------------------
 Issue Date                                                      $ 50,000
-------------------------------------------------------------------------------
 Immediately after Purchase Payment in third month               $100,000
 First Contract Anniversary                                      $105,000
 Immediately after Purchase Payment in second Contract Year      $155,000
 Second Contract Anniversary                                     $160,000
 Third Contract Anniversary                                      $167,500
 Fourth Contract Anniversary                                     $175,000
 Fifth Contract Anniversary                                      $182,500
-------------------------------------------------------------------------------
 Sixth Contract Anniversary                                      $190,000
 Seventh Contract Anniversary                                    $197,500
 Eighth Contract Anniversary                                     $205,000
 Ninth Contract Anniversary                                      $212,500
 Tenth Contract Anniversary                                      $220,000
-------------------------------------------------------------------------------
 11th Contract Anniversary                                       $222,500
 12th Contract Anniversary                                       $225,000
 13th Contract Anniversary                                       $225,000

  o On the Issue Date the 5% Annual Increase is equal to the Purchase
     Payment received on the Issue Date ($50,000).
  o During the third month, on the Business Day we receive the additional Purchase Payment, we add that payment to the 5% Annual Increase ($100,000 = $50,000 + $50,000).
  o On the first Contract Anniversary, since the total Purchase Payments received within the first 90 days are $100,000, we credit 5% of $100,000 to the 5% Annual Increase ($105,000 = $100,000 + (0.05 x $100,000)).
  o During the second Contract Year, on the Business Day we receive the additional Purchase Payment, we add that payment to the 5% Annual Increase ($155,000 = $105,000 + $50,000).
  o On the second Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $100,000, we credit 5% of $100,000 to the 5% Annual Increase ($160,000 = $155,000 +
     (0.05 x $100,000)).




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                                      105



  o On the third Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $150,000, we credit 5% of $150,000 to the 5% Annual Increase ($167,500 = $160,000 +
     (0.05 x $150,000)).
  o On each of the fourth through the tenth Contract Anniversaries, since the total Purchase Payments received more than one year ago and at most 11 years ago were $150,000, we credit 5% of $150,000 ($7,500 = 5% x $150,000)
     to the 5% Annual Increase on each of these anniversaries.
  o On the 11th Contract Anniversary, because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase, we exclude the Purchase Payments received within 90 days of the Issue Date. Therefore, since the total Purchase Payments received more than one year ago and after the first 90 days of the Issue Date were $50,000, we credit 5% of this $50,000 to the 5% Annual Increase ($222,500 = $220,000 + (0.05 x
     $50,000)).
  o On the 12th Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $50,000, we credit 5% of this $50,000 to the 5% Annual Increase ($225,000 = $222,500 + (0.05 x $50,000)).
  o On the 13th and later Contract Anniversaries, since there are no Purchase Payments that were received more than one year ago and at most 11 years ago, the 5% Annual Increase remains the same.






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                                      106




APPENDIX G - CALCULATIONS AND EXAMPLE OF THE 8% ANNUAL INCREASE UNDER THE
   LIFETIME PLUS 8 BENEFIT (5.09)
We only calculate the 8% Annual Increase during the Accumulation Phase and before the older Covered Person's 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. WE NO LONGER CALCULATE THE 8% ANNUAL INCREASE BEGINNING ON THE EARLIER OF THE OLDER COVERED PERSON'S 91ST BIRTHDAY, THE BENEFIT DATE, OR THE DATE YOU TAKE A FULL ANNUITIZATION. If you have not begun receiving Lifetime Plus Payments before the older Covered Person's 91st birthday or before the date you take a Full Annuitization, the 8% Annual Increase will cease to exist and Lifetime Plus Payments will no longer be available to you.

We only apply the simple interest to the 8% Annual Increase on each Quarterly Anniversary during the Increase Period. The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date. The Increase Start Date is the Contract Anniversary that occurs on or immediately after the sole Covered Person's 60th birthday, or the younger joint Covered Person's 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date. The Increase Period ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or the Benefit Date. In addition, during the entire period that we calculate the 8% Annual Increase we also automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on the Quarterly Anniversary. RESETS WILL OCCUR DURING THE ENTIRE PERIOD THAT WE CALCULATE THE 8% ANNUAL INCREASE AND NOT JUST DURING THE INCREASE PERIOD.

CALCULATING THE 8% ANNUAL INCREASE
If you select the Lifetime Plus 8 Benefit (5.09) at issue, both the 8% Annual Increase and the increase base on the Issue Date are equal to the Purchase Payment received on the Issue Date. If you select the Lifetime Plus 8 Benefit (5.09) after issue, both the 8% Annual Increase and the increase base on the rider effective date are equal to the Contract Value as of the rider effective date.

On each Business Day, we increase both the 8% Annual Increase and the increase base by the amount of any additional Purchase Payments received that day, and we reduce both the 8% Annual Increase and the increase base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary before the Increase Period, we process any increase or decrease to the 8% Annual Increase and the increase base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary after we apply any automatic reset. We will automatically reset the 8% Annual Increase and the increase base to equal the Contract Value if the Contract Value on the Quarterly Anniversary is greater than the 8% Annual Increase.

On each Quarterly Anniversary during the Increase Period the 8% Annual Increase is equal to the following:
  A + 0.02 X (B - C)
  Where:
  A =The 8% Annual Increase as of the immediately preceding Business Day;
  B =The increase base as of the immediately preceding Business Day; and C =Purchase Payments* received on or after the previous Quarterly Anniversary.
     However, if you selected the Lifetime Plus 8 Benefit (5.09) at issue and the Increase Start Date is the Issue Date, then on the first Quarterly Anniversary only, we exclude any Purchase Payments received before the first Quarterly Anniversary.

* We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

We then compare the 8% Annual Increase to the current Contract Value on the Quarterly Anniversary. If the Contract Value is greater than the 8% Annual Increase, we will automatically reset both the 8% Annual Increase and the increase base to equal the Contract Value. Lastly, we process any increase or decrease to the 8% Annual Increase and the increase base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary.








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                                      107



THESE QUARTERLY ANNIVERSARY RESETS WILL CONTINUE DURING THE ENTIRE PERIOD THAT WE CALCULATE THE 8% ANNUAL INCREASE AND NOT JUST DURING THE INCREASE PERIOD.

EXAMPLE OF THE 8% ANNUAL INCREASE
You purchase a Contract with the Lifetime Plus 8 Benefit (5.09). You make an initial Purchase Payment of $100,000 on the Issue Date. You make a second Purchase Payment of $10,000 during the eighth quarter (which occurs during the second Contract Year). You are both the sole Owner and the sole Covered Person and are age 59 on the Issue Date. During the Increase Period, we will apply 2% of simple interest to the 8% Annual Increase on a quarterly basis. The Increase Start Date is the first Contract Anniversary (the anniversary on or immediately after your 60th birthday). The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date, which is the fifth Quarterly Anniversary.

QUARTERLY ANNIVERSARY      CONTRACT VALUE INCREASE BASE 2% QUARTERLY INCREASE AUTOMATIC RESET 8% ANNUAL INCREASE
Issue Date                    $100,000      $100,000                                               $100,000
1st Quarterly Anniversary    $  98,327      $100,000                                               $100,000
2nd Quarterly Anniversary     $102,864      $102,864                             $102,864          $102,864
3rd Quarterly Anniversary     $101,026      $102,864                                               $102,864
4th Quarterly Anniversary/    $99,875       $102,864                                               $102,864
1st Contract Anniversary
5th Quarterly Anniversary     $107,015      $107,015           $2,057            $107,015          $107,015
6th Quarterly Anniversary    $  92,983      $107,015           $2,140                              $109,155
7th Quarterly Anniversary     $100,517      $107,015           $2,140                              $111,295
During the 8th Quarter                      $117,015                                               $121,295
8th Quarterly Anniversary/    $105,732      $117,015           $2,140                              $123,435
2nd Contract Anniversary
9th Quarterly Anniversary     $115,638      $117,015           $2,340                              $125,775
10th Quarterly Anniversary    $128,492      $128,492           $2,340            $128,492          $128,492

o On the Issue Date, both the 8% Annual Increase and the increase base are equal to the Purchase Payment received on the Issue Date ($100,000).
o On the first Quarterly Anniversary, the Increase Period has not yet begun but you are entitled to an automatic reset. However, your Contract Value on this anniversary is $98,327, which is less than the 8% Annual Increase so there is no reset at this time. NOTE: THE INCREASE PERIOD WILL NOT BEGIN UNTIL THE FIFTH QUARTERLY ANNIVERSARY, SO YOU WILL NOT RECEIVE ANY 2% INTEREST INCREASES UNTIL THEN.
o On the second Quarterly Anniversary, your Contract Value is $102,864, which is greater than the 8% Annual Increase of $100,000, so we reset both the 8% Annual Increase and the Increase base to equal this amount.
o On the third Quarterly Anniversary, your Contract Value is $101,026, which is less than the 8% Annual Increase of $102,864, so there is no reset.
o The fourth Quarterly Anniversary (which is also the first Contract Anniversary) is the Increase Start Date. However, we will not begin to apply the 2% quarterly increase until the Increase Period begins, which will be the next Quarterly Anniversary. The Contract Value on this anniversary is $99,875, which is less than the 8% Annual Increase of $102,864, so there is no reset.
o On the fifth Quarterly Anniversary the Increase Period begins. We apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $102,864) + $102,864 = $2,057 + $102,864 =
  $104,921. However, the Contract Value on this anniversary is $107,015, which is greater than the 8% Annual Increase, so we reset both the 8% Annual Increase and the increase base to equal this amount.
o On the sixth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $107,015) + $107,015 = $2,140 + $107,015 = $109,155. The Contract Value on
  this anniversary is $92,983, which is less than the 8% Annual Increase so there is no reset.
o On the seventh Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $107,015) + $109,155 = $2,140 + $109,155 = $111,295. The Contract Value on
  this anniversary is $100,517, which is less than the 8% Annual Increase so there is no reset.




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                                      108



o During the eighth quarter, on the Business Day we receive the additional Purchase Payment of $10,000 we add that payment to both the increase base ($107,015 + $10,000 = $117,015) and the 8% Annual Increase ($111,295 + $10,000
  = $121,295).
o On the eighth Quarterly Anniversary (which is also the second Contract Anniversary) we apply the quarterly increase to the increase base minus the Purchase Payment we received during the last quarter and add it to the 8% Annual Increase, which is: 2% x ($117,015 - $10,000) + $121,295 = $2,140 +
  $121,295 = $123,435. The Contract Value on this anniversary is $105,732, which is less than the 8% Annual Increase so there is no reset.
o On the ninth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $117,015) + $123,435 = $2,340 + $123,435 = $125,775. The Contract Value on
  this anniversary is $115,638, which is less than the 8% Annual Increase so there is no reset.
o On the tenth Quarterly Anniversary we apply the quarterly increase to the increase base and add it to the 8% Annual Increase, which is: (2% x $117,015) + $125,775 = $2,340 + $125,775 = $128,115. However, the Contract
  Value on this anniversary is $128,492, which is greater than the 8% Annual Increase, so we reset both the 8% Annual Increase and the increase base to equal this amount.
o Assuming that during the remainder of the Increase Period there were no other resets, no additional Purchase Payments, and no Partial Annuitizations by the 84th Quarterly Anniversary (which is 20 years after the Increase Period began) the 8% Annual Increase would receive an additional 74 quarterly increases of (2% x $128,492)= $2,570 each. On the 84th Quarterly Anniversary the 8% Annual Increase would receive its last quarterly increase, and would be $318,672.
o On each subsequent Quarterly Anniversary after the 20th Contract
  Anniversary and before the Benefit Date, the 8% Annual Increase may increase due to additional Purchase Payments, or due to resets if the Contract Value is greater than the 8% Annual Increase, but the 8% Annual Increase will not receive any more 2% quarterly simple interest increases.






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                                      109




APPENDIX H - RIDER CHARGE EXAMPLES
If your Contract includes the Target Date 10 Benefit (5.09) or one of the Lifetime Plus Benefits (5.09) we will deduct a rider charge from your Contract Value during the Accumulation Phase while your selected benefit is in effect. We calculate the rider charge daily beginning on the first Quarterly Anniversary that occurs on or after January 1, 2010, but we do not deduct the rider charge for any quarter until the next Quarterly Anniversary. Before this period we will assess an additional M&E charge for these benefits as discussed in section 6, Expenses - Mortality and Expense Risk (M&E) Charges.

We calculate the daily rider charge at the beginning of each day that the rider charge is in effect. Under the Target Date 10 Benefit (5.09) the daily rider charge is equal to the daily rider charge rate multiplied by the Target Value determined at the end of the previous Business Day. Under the Lifetime Plus Benefit (5.09) or Lifetime Plus 8 Benefit (5.09) the daily rider charge is equal to the daily rider charge rate multiplied by the Benefit Base determined at the end of the previous Business Day. The daily rider charge rate is the current annualized rate for your selected benefit that was effective on the previous Quarterly Anniversary divided by 365. The rider charge we assess on each Quarterly Anniversary will be the sum of all daily rider charges we computed for the previous quarter.


EXAMPLE OF RIDER CHARGE CALCULATION UNDER THE TARGET DATE 10 BENEFIT (5.09):
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. You select the Target Date 10 Benefit (5.09) at issue. The benefit is subject to a rider charge of 0.55% of the Target Value.
o During the first quarter you make no additional Purchase Payments and take no withdrawals. Your Target Value during the entire first quarter is equal to your initial Purchase Payment of $100,000. There are 90 days in the first quarter.


We calculate the Target Date 10 Benefit (5.09) daily rider charge on each day for the first quarter as follows:
  The daily rider charge rate = 0.55% {divide} 365 = ........0.001507%
  Multiplied by the Target Value on that day................x $100,000
       .......................................................$   1.51

Therefore, the total rider charge for the Target Date 10 Benefit (5.09) for the first quarter is the sum of 90 days worth of daily rider charges, or $1.51 x 90 = $135.90. We would deduct $135.90 from your Contract Value on the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Target Value.

If you do not make any additional Purchase Payments or take any withdrawals for the remainder of the year, your Target Value will not change. Assuming we do not exercise our right to change your rider charge on any of the Quarterly Anniversaries, we would assess charges for the remainder of the year as follows.
o The second quarter has 91 days, so on the second Quarterly Anniversary we would deduct $137.41 ($1.51 x 91).
o The third quarter has 92 days, so on the third Quarterly Anniversary we would deduct $138.92 ($1.51 x 92).
o The fourth quarter also has 92 days, so on the fourth Quarterly
  Anniversary (which is also the first Contract Anniversary) we would deduct $138.92.

THE TOTAL TARGET DATE 10 BENEFIT (5.09) RIDER CHARGE FOR THE FIRST CONTRACT YEAR WOULD BE $551.15. HOWEVER, THE ACTUAL RIDER CHARGE THAT YOU PAY FOR THE FOLLOWING YEARS MAY CHANGE IF YOUR TARGET VALUE INCREASES OR DECREASES OR IF WE EXERCISE OUR RIGHT TO CHANGE THE RIDER CHARGE.

NOTE: An additional Purchase Payment or a withdrawal will change both the Target Value and the daily rider charge, which means your daily rider charge could change during a Contract quarter.

EXAMPLE OF RIDER CHARGE CALCULATION UNDER THE LIFETIME PLUS BENEFIT (5.09):
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. You select the Lifetime Plus Benefit (5.09) with single Lifetime Plus Payments at issue. The benefit is subject to a rider charge of 0.85% of the Benefit Base. During this year you do not make any additional Purchase Payments, take any withdrawals, or begin taking Lifetime Plus Payments and we do not exercise our right to change your rider charge.
o Your Benefit Base during the entire first quarter is equal to your initial Purchase Payment of $100,000. There are 90 days in the first quarter.





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                                      110



We calculate the Lifetime Plus Benefit (5.09) daily rider charge on each day for the first quarter as follows:
  The daily rider charge rate = 0.85% {divide} 365 = ........0.002329%
  Multiplied by the Benefit Base on that day................x $100,000
       .......................................................$   2.33

Therefore, the total rider charge for the Lifetime Plus Benefit (5.09) for the first quarter is the sum of 90 days worth of daily rider charges, or $2.33 x 90 = $209.70. We would deduct $209.70 from your Contract Value on the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.

Assuming that the Contract Value does not increase during the first and second quarters, the Benefit Base will not change on the first and second Quarterly Anniversary. We would assess charges for the second and third quarters as follows.
o The second quarter has 91 days, so on the second Quarterly Anniversary we would deduct $212.03 ($2.33 x 91).
o The third quarter has 92 days, so on the third Quarterly Anniversary we would deduct $214.36 ($2.33 x 92).

On the third Quarterly Anniversary your Contract Value increases to $109,000, which increases the Quarterly Anniversary Value and Benefit Base to $109,000, and the Benefit Base remains at $109,000 for the entire fourth quarter. There are 92 days in the fourth quarter.

We calculate the Lifetime Plus Benefit (5.09) daily rider charge on each day for the fourth quarter as follows:
  The daily rider charge rate = 0.85% {divide} 365 = ........0.002329%
  Multiplied by the Benefit Base on that day................x $109,000
       .......................................................$   2.54

Therefore, the total rider charge for the Lifetime Plus Benefit (5.09) that would be deducted for the fourth quarter is the sum of 92 days worth of daily rider charges, or $2.54 x 92 = $233.68.

THE TOTAL LIFETIME PLUS BENEFIT (5.09) RIDER CHARGE FOR THE FIRST CONTRACT YEAR WOULD BE $869.77. HOWEVER, THE ACTUAL RIDER CHARGE THAT YOU PAY FOR THE FOLLOWING YEARS MAY CHANGE IF YOUR BENEFIT BASE INCREASES OR DECREASES OR IF WE EXERCISE OUR RIGHT TO CHANGE THE RIDER CHARGE.

NOTE: An additional Purchase Payment, a withdrawal taken before the Benefit Date that Lifetime Plus Payments begin, an Excess Withdrawal, or an annual payment increase to Lifetime Plus Payments will change both the Benefit Base and the daily rider charge, which means your daily rider charge could change during a Contract quarter.

EXAMPLE OF RIDER CHARGE CALCULATION UNDER THE LIFETIME PLUS 8 BENEFIT (5.09):
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. You select the Lifetime Plus 8 Benefit (5.09) with single Lifetime Plus Payments at issue. The benefit is subject to a rider charge of 0.95% of the Benefit Base. During this year you do not make any additional Purchase Payments, take any withdrawals, or begin taking Lifetime Plus Payments and we do not exercise our right to change your rider charge.
o Your Benefit Base during the entire first quarter is equal to your initial Purchase Payment of $100,000. There are 90 days in the first quarter.

We calculate the Lifetime Plus 8 Benefit (5.09) daily rider charge on each day for the first quarter as follows:
  The daily rider charge rate = 0.95% {divide} 365 = ........0.002603%
  Multiplied by the Benefit Base on that day................x $100,000
       .......................................................$   2.60

Therefore, the total rider charge for the Lifetime Plus 8 Benefit (5.09) for the first quarter is the sum of 90 days worth of daily rider charges, or $2.60 x 90 = $234.00. We would deduct $234.00 from your Contract Value on the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.

o On the first Quarterly Anniversary your Contract Value does not increase, but your Benefit Base increases to $102,000 due to the 8% Annual Increase and remains at $102,000 for the entire second quarter. There are 91 days in the second quarter.





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                                      111



We calculate the Lifetime Plus 8 Benefit (5.09) daily rider charge on each day for the second quarter as follows:
  The daily rider charge rate = 0.95% {divide} 365 = ........0.002603%
  Multiplied by the Benefit Base on that day................x $102,000
       .......................................................$   2.66

Therefore, the total rider charge for the Lifetime Plus 8 Benefit (5.09) for the second quarter is the sum of 91 days worth of daily rider charges, or $2.66 x 91 = $242.06.

o On the second Quarterly Anniversary your Contract Value does not increase, but your Benefit Base increases to $104,000 due to the 8% Annual Increase and remains at $104,000 for the entire third quarter. There are 92 days in the third quarter.

We calculate the Lifetime Plus 8 Benefit (5.09) daily rider charge for the third quarter as follows:
  The daily rider charge rate = 0.95% {divide} 365 = ........0.002603%
  Multiplied by the Benefit.................................x $104,000
       .......................................................$   2.71

Therefore, the total rider charge for the Lifetime Plus 8 Benefit (5.09) for the third quarter is the sum of 92 days worth of daily rider charges, or $2.71 x 92 = $249.32.

o On the third Quarterly Anniversary your Contract Value increases to $109,000, which increases the Quarterly Anniversary Value and Benefit Base to $109,000, and the Benefit Base remains at $109,000 for the entire fourth quarter. There are 92 days in the fourth quarter.

We calculate the Lifetime Plus 8 Benefit (5.09) daily rider charge for the fourth quarter as follows:
  The daily rider charge rate = 0.95% {divide} 365 = ........0.002603%
  Multiplied by the Benefit Base on that day................x $109,000
       .......................................................$   2.84

Therefore, the total rider charge for the Lifetime Plus 8 Benefit (5.09) for the fourth quarter is the sum of 92 days worth of daily rider charges, or $2.84 x 92 = $261.28.

THE TOTAL LIFETIME PLUS 8 BENEFIT (5.09) RIDER CHARGE FOR THE FIRST CONTRACT YEAR WOULD BE $986.66. HOWEVER, THE ACTUAL RIDER CHARGE THAT YOU PAY FOR THE FOLLOWING YEARS MAY CHANGE IF YOUR BENEFIT BASE INCREASES OR DECREASES OR IF WE EXERCISE OUR RIGHT TO CHANGE THE RIDER CHARGE.

NOTE: An additional Purchase Payment, a withdrawal taken before the Benefit Date that Lifetime Plus Payments begin, an Excess Withdrawal, or an annual payment increase to Lifetime Plus Payments will change both the Benefit Base and the daily rider charge, which means your daily rider charge could change during a Contract quarter.

EXAMPLE OF THE EFFECT OF A WITHDRAWAL ON THE RIDER CHARGE CALCULATION UNDER THE LIFETIME PLUS 8 BENEFIT (5.09):
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. You select the Lifetime Plus 8 Benefit (5.09) with single Lifetime Plus Payments at issue. The benefit is subject to a rider charge of 0.95% of the Benefit Base.
o On the 20th day of the first quarter you have not begun receiving
  Lifetime Plus Payments and you take a withdrawal of $10,100 when your Contract Value is $101,000. The percentage of Contract Value withdrawn is 10% ($10,100 {divide} $101,000). The withdrawal also proportionately reduces your Benefit Base as follows: $100,000 - ($10% x $100,000) = $100,000 - $10,000 = $90,000.
o There are 90 days in the first quarter.

We calculate the Lifetime Plus 8 Benefit (5.09) daily rider charge each day for the first 20 days of the quarter as follows:
  The daily rider charge rate = 0.95% {divide} 365 = ........0.002603%
  Multiplied by the Benefit Base on that day................x $100,000
       .......................................................$   2.60




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                                      112



We calculate the Lifetime Plus 8 Benefit (5.09) daily rider charge each day for the next 70 days of the quarter as follows:
  The daily rider charge rate = 0.95% {divide} 365 = ........0.002603%
  Multiplied by the Benefit Base on that day.................x $90,000
       .......................................................$   2.34

Therefore, the total rider charge for the Lifetime Plus 8 Benefit (5.09) for the first quarter is the sum of 90 days worth of daily rider charges, or ($2.60 x
20) + ($2.34 x 70) = $52.00 + $163.80 = $215.80.  We would deduct $215.80 from your Contract Value on the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.

EXAMPLE OF THE EFFECT OF AN ANNUAL PAYMENT INCREASE TO LIFETIME PLUS PAYMENTS ON THE RIDER CHARGE CALCULATION UNDER THE LIFETIME PLUS 8 BENEFIT (5.09):
o You purchase a Contract on January first with an initial Purchase
  Payment of $100,000. You select the Lifetime Plus 8 Benefit (5.09) with single Lifetime Plus Payments at issue. The benefit is subject to a rider charge of 0.95% of the Benefit Base.
o You begin taking the annual maximum Lifetime Plus Payment you are entitled to 15 days into the first quarter when your Benefit Base is $100,000, and your Benefit Base remains $100,000 until your first Benefit Anniversary (15th day of the first quarter of the second Contract Year).
o On the first Benefit Anniversary you receive an annual payment increase to your Lifetime Plus Payment because your Contract Value has increased to $102,000. On the first Benefit Anniversary we also increase your Benefit Base to equal the $102,000 Contract Value.
o During the first quarter of the second Contract Year you do not take any Excess Withdrawals, and as of the first Quarterly Anniversary of the second Contract Year we have not exercised our right to change your rider charge. There are 90 days in the first quarter of the second Contract Year.

We calculate the Lifetime Plus 8 Benefit (5.09) daily rider charge each day for the first 15 days of the first quarter of the second Contract Year as follows:
  The daily rider charge rate = 0.95% {divide} 365 = ........0.002603%
  Multiplied by the Benefit Base on that day................x $100,000
       .......................................................$   2.60

We calculate the Lifetime Plus 8 Benefit (5.09) daily rider charge each day for the next 75 days of the first quarter of the second Contract Year as follows:
  The daily rider charge rate = 0.95% {divide} 365 = ........0.002603%
  Multiplied by the Benefit Base on that day................x $102,000
       .......................................................$   2.66

Therefore, the total rider charge for the Lifetime Plus 8 Benefit (5.09) for the fifth quarter is the sum of 90 days worth of daily rider charges, or ($2.60 x
15) + ($2.66 x 75) = $39.00 + $199.50 = $238.50. We would deduct $238.50 from your Contract Value on the first Quarterly Anniversary of the second Contract Year, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.






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                                      113




APPENDIX I - WITHDRAWAL CHARGE EXAMPLES
All of the following examples assume you purchase a Contract with an initial Purchase Payment of $100,000, you do not select the Short Withdrawal Charge Option or the Bonus Option, and you make no additional Purchase Payments. The free withdrawal privilege for each Contract Year is 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. This means at the beginning of each Contract Year, there would be $12,000 available under the free withdrawal privilege.

FULL WITHDRAWAL WHEN THE CONTRACT VALUE HAS DECLINED DUE TO A LOSS IN
  YOUR SELECTED INVESTMENT OPTIONS:
o You take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. You have taken no other withdrawals from the Contract.
o There are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges) = $100,000 - $0 =
  $100,000
  Reduced by the amount of the free withdrawal privilege = 12% x $100,000
  =..........................................................   -  12,000
           ..................................................   $  88,000
  Multiplied by the withdrawal charge........................    x    7.5%
       ......................................................   $   6,600

Therefore, we would withdraw $90,000 from the Contract and pay you $83,400 ($90,000 less the $6,600 withdrawal charge).

PARTIAL WITHDRAWAL UNDER THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY A FULL
  WITHDRAWAL:
o You take a partial withdrawal of $9,000 in the second Contract Year. The total amount available under the free withdrawal privilege at this time is $12,000. The $9,000 withdrawn is not subject to a withdrawal charge, but it will reduce the Withdrawal Charge Basis on a dollar for dollar basis.
o You take a full withdrawal in the third Contract Year when the Contract
  Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges) = $100,000 - $9,000

                                                          =   $ 91,000
  Reduced by the amount of the free withdrawal privilege =
    12% x $100,000 =.........................................-  12,000
           ...................................................$ 79,000
  Multiplied by the withdrawal charge........................x    7.5%
       ......................................................$   5,925

Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $84,075 ($90,000 less the $5,925 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $93,075.

PARTIAL WITHDRAWAL IN EXCESS OF THE FREE WITHDRAWAL PRIVILEGE FOLLOWED BY
  A FULL WITHDRAWAL:
o You take a partial withdrawal of $15,000 in the second Contract Year when the withdrawal charge is 8.5%. The total amount available under the free withdrawal privilege at this time is $12,000, so $3,000 of the withdrawal is subject to a withdrawal charge and will reduce the Withdrawal Charge Basis.

We calculate the withdrawal charge for the partial withdrawal as follows:
  The amount of the withdrawal that is subject to a withdrawal charge
                                                                $3,000
  Divided by (1 minus the withdrawal charge percentage).{divide} 0.915
  Total amount withdrawn.......................................$ 3,279
  Total withdrawal charge
     (amount withdrawn minus the amount requested) =
     $3,279 - $3,000 =........................................$    279

Therefore, we would withdraw $15,279 from the Contract and pay you $15,000.





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                                      114



o Continuing the example, assume you take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.
We calculate the withdrawal charge for the full withdrawal as follows:
  The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges) = $100,000 - $15,279
                                                          =   $ 84,721
  Reduced by the amount of the free withdrawal privilege =
  12% x $100,000 =...........................................-  12,000
           ...................................................$ 72,721
  Multiplied by the withdrawal charge..........................x  7.5%
       ......................................................$   5,454

Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $84,546 ($90,000 less the $5,454 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charges are $99,546.






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                                      115




APPENDIX J - LIFETIME PLUS PAYMENT AND BENEFIT BASE EXAMPLES
If your Contract includes one of the Lifetime Plus Benefits (5.09) you can choose when to begin receiving Lifetime Plus Payments subject to certain restrictions. Lifetime Plus Payments are annual payments that we calculate using your Benefit Base, your age band payment percentage, and whether you select single or joint Lifetime Plus Payments, as described in section 11.b, Lifetime Plus Payments (5.09). Following are examples of the effect on Lifetime Plus Payments and the Benefit Base if you receive an annual payment increase, utilize the Cumulative Withdrawal Benefit, or take an Excess Withdrawal.

EXAMPLE OF THE ANNUAL PAYMENT INCREASE
o You select single Lifetime Plus Payments under the Lifetime Plus Benefit (5.09) when you are age 57 and your Contract Value is $100,000. You are the only Owner and are also the Covered Person. Your initial Lifetime Plus Payment percentage is 4% and your Benefit Base is $105,000. You select annual Lifetime Plus Payments. You choose to receive the annual maximum Lifetime Plus Payment as your actual payment and, therefore, there are no allocations to the Cumulative Withdrawal Benefit. Your initial annual Lifetime Plus Payment is $4,200 ($105,000 x 4%).

                                                                       PAYMENT
                           AGE  CONTRACT VALUE  BENEFIT BASE ANNUAL   PERCENTAGE       ANNUAL MAXIMUM/ACTUAL LIFETIME PLUS PAYMENT
Benefit Date               57     $100,000      $105,000              4%                               $4,200
First Benefit Anniversary  58     $102,000      $107,100              4%                               $4,284
Second Benefit Anniversary 59    $  98,000      $107,100              4%                               $4,284
Third Benefit Anniversary  60     $100,000      $100,000              5%                               $5,000

o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of the increase is ($102,000 - $100,000) / $100,000 = 2%. We then apply a 2% increase to the
  Benefit Base ($105,000 x 1.02 = $107,100) and apply a 2% annual payment increase to both the maximum and actual Lifetime Plus Payment ($4,200 x 1.02 = $4,284).
o On the second Benefit Anniversary the current Contract Value is less than the Contract Value on the first Benefit Anniversary so there is no increase to the Benefit Base or annual payment increase due to an increase in the Contract Value. Also, your current annual payment percentage applied to your current Contract Value (4% x $98,000 = $3,920) does not result in a higher payment, so we do not increase your maximum Lifetime Plus Payment at this time.
o On the third Benefit Anniversary the current Contract Value is greater than the Contract Value on the second Benefit Anniversary. The percentage of the increase is ($100,000 - $98,000) / $98,000 = 2.04%. We then apply a 2.04%
  increase to the Benefit Base ($107,100 x 1.0204 = $109,285) and apply a 2.04% annual payment increase to both the maximum and annual Lifetime Plus Payment ($4,284 x 1.0204 = $4,371). However, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value ($100,000 x 0.05 = $5,000) to the current payment (which has been increased to $4,371 as a result of the growth in Contract Value during the past year). Because the Lifetime Plus Payment based on the new percentage and current Contract Value is greater than the payment based on the growth in Contract Value, we will increase the annual maximum Lifetime Plus Payment to $5,000.
EXAMPLE OF THE EFFECT OF THE CUMULATIVE WITHDRAWAL BENEFIT
o Continuing the example above, assume that instead of taking the annual maximum Lifetime Plus Payment as your annual actual payment, you take an annual actual Lifetime Plus Payment of $3,000 during each of the first three Benefit Years, and then you take the entire annual maximum Lifetime Plus Payment as your annual actual payment during the fourth and fifth Benefit Years.








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                                    27, 2009


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                                      116





                       CONTRACT  BENEFIT   ANNUAL PAYMENT    ANNUAL MAXIMUM LIFETIME     ANNUAL ACTUAL LIFETIME    CUMULATIVE
                  AGE  VALUE     BASE      PERCENTAGE           PLUS PAYMENT                PLUS PAYMENT           WITHDRAWAL VALUE
Benefit Date      57  $100,000  $105,000        4%               $4,200                      $3,000                 $1,200
First Benefit     58  $103,000  $105,000        4%               $4,200                      $3,000                 $2,400
Anniversary
Second Benefit    59  $106,000  $106,000        4%               $4,240                      $3,000                 $3,640
Anniversary
Third Benefit     60  $  99,000    $            5%               $4,950                      $4,950                 $3,640
Anniversary                      99,000
Fourth Benefit    61  $102,000  $102,000        5%               $5,100                      $5,100                 $3,640
Anniversary

o On the Benefit Date we pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment that you did not take to your Cumulative Withdrawal Value ($4,200 - $3,000 = $1,200).
o On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of this increase is ($103,000 - $100,000) / $100,000 = 3%. However, because your actual
  Lifetime Plus Payment was less than the maximum payment during the last Benefit Year, we do not apply this increase to your Benefit Base or maximum Lifetime Plus Payment. Also, your current annual payment percentage applied to your current Contract Value (4% x $103,000 = $4,120) does not result in a higher payment than your current maximum Lifetime Plus Payment, so we do not increase your maximum payment at this time. We pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,200 - $3,000 = $1,200) to your Cumulative Withdrawal Value, which increases that amount to $2,400.
o On the second Benefit Anniversary the current Contract Value is greater than the Contract Value on the first Benefit Anniversary, but because you took less than the maximum Lifetime Plus Payment during the last Benefit Year, we do not apply this increase to your annual maximum payment. However, your current annual payment percentage applied to your current Contract Value (4% x $106,000 = $4,240) does result in a higher payment, so we increase your maximum Lifetime Plus Payment to this higher amount and increase your Benefit Base to $106,000. Because you are taking less than the annual maximum payment you are entitled to, your actual Lifetime Plus Payment ($3,000) will not change. We will then apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,240 - $3,000 = $1,240) to your Cumulative Withdrawal Value, which increases that amount to $3,640.
o On the third Benefit Anniversary, although your actual Lifetime Plus
  Payment was less than the maximum Lifetime Plus Payment during the last Benefit Year, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $99,000 = $4,950), to the current maximum payment ($4,240), and we increase your annual maximum Lifetime Plus Payment to this higher amount and change your Benefit Base to $99,000. Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $4,950. However, because you are taking your maximum Lifetime Plus Payment as your actual payment, your Cumulative Withdrawal Value will not increase.
o On the fourth Benefit Anniversary the current Contract Value is greater than the Contract Value on the third Benefit Anniversary. The percentage of the increase is ($102,000 - $99,000) / $99,000 = 3.03%. Because you took your maximum Lifetime Plus Payment as your actual payment last year we apply a 3.03% increase to your Benefit Base ($99,000 x 1.0303 = $102,000) and to your annual maximum Lifetime Plus Payment ($4,950 x 1.0303 = $5,100). Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $5,100, but your Cumulative Withdrawal Value will not increase.


o You can take payments from your Cumulative Withdrawal Value at anytime while the Cumulative Withdrawal Benefit is in effect. If your Contract Value is reduced to zero while you are taking Lifetime Plus Payments for any reason other than an Excess Withdrawal, we will send you a Cumulative Withdrawal of your entire Cumulative Withdrawal Value and your Lifetime Plus Payments will continue as described in section 11.b, The Lifetime Plus Benefits (5.09) - Termination of the Lifetime Plus Benefit (5.09) and Lifetime Plus 8 Benefit (5.09). Cumulative Withdrawals do not reduce your Lifetime Plus Payments. Your Cumulative Withdrawal Value also does not earn interest and does not increase or decrease the performance of your selected Investment Options The Cumulative Withdrawal Value is also not available to your Beneficiaries* upon death.



* However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.








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                                      117




EXAMPLE OF THE EFFECT OF AN EXCESS WITHDRAWAL ON THE LIFETIME PLUS PAYMENT

                      CONTRACT VALUE BENEFIT BASE    ANNUAL PAYMENT     ANNUAL MAXIMUM/ACTUAL LIFETIME PLUS   CUMULATIVE WITHDRAWAL
                                                       PERCENTAGE                     PAYMENT                         VALUE
Third Benefit            $99,000       $99,000             5%                          $4,950                         $3,640
Anniversary
Fourth Benefit           $91,000       $93,397             5%                          $4,670                           $0
Anniversary

o Continuing the previous example, assume that during the second month of the fourth Benefit Year you request a withdrawal of $8,820 at a time when the Contract Value is $98,000.
o First we withdraw your entire Cumulative Withdrawal Value and send you a Cumulative Withdrawal payment of $3,640. The Cumulative Withdrawal reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the payment is $98,000 - $3,640 = $94,360.
o The remainder of the withdrawal ($8,820 - $3,640 = $5,180) is an Excess Withdrawal. We do not reduce the Excess Withdrawal for the free withdrawal privilege because this privilege is not available once Lifetime Plus Payments have begun. The Excess Withdrawal is a partial withdrawal and suppose it is subject to a 3% withdrawal charge, which we calculate as $5,180 / (1 - 0.03) = $5,180 / 0.97 = $5,340. The Excess Withdrawal and the
  withdrawal charge also reduce the Contract Value on a dollar for dollar basis ($94,360 - $5,340 = $89,020). As a percentage of Contract Value, the Excess Withdrawal (including the withdrawal charge) represents 5.66% of Contract Value ($5,340 / $94,360 = 5.66%). The Excess Withdrawal reduces the Benefit Base by the percentage of Contract Value withdrawn as an Excess Withdrawal, which is $99,000 - (5.66% x $99,000) = $99,000 - $5,603 = $93,397.
o On the fourth Benefit Anniversary your Contract Value has decreased and you have not crossed an age band since the last Benefit Anniversary so your annual payment percentage has not increased. Therefore you will not receive an annual increase to your annual maximum Lifetime Plus Payment on this anniversary. However, we will reduce your annual maximum Lifetime Plus Payment for the Excess Withdrawal you took during the fourth Benefit Year. We calculate your annual maximum Lifetime Plus Payment on the fourth Benefit Anniversary as follows: the annual maximum Lifetime Plus Payment from the third Benefit Anniversary reduced by the 5.66% of Contract Value withdrawn as an Excess Withdrawal during the fourth year (including the withdrawal charge we calculated in the previous bullet point), which is $4,950 - (5.66% x $4,950) = $4,950 - $280 = $4,670. Because your actual payment is equal to the maximum Lifetime Plus Payment for the fifth year, your actual Lifetime Plus Payment also reduces to $4,670 and your Cumulative Withdrawal Value will remain at zero.






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                                      118





APPENDIX K - INFORMATION ON THE TARGET DATE RETIREMENT BENEFIT, LIFETIME PLUS
   BENEFIT AND LIFETIME PLUS 8 BENEFIT THAT WERE OFFERED BEFORE APRIL 27, 2009 The Target Date Retirement Benefit first became available on May 1, 2008. On January 26, 2009 it was replaced by the Target Date 10 Benefit. Beginning on April 27, 2009 we will replace the Target Date 10 Benefit with the Target Date 10 Benefit (5.09) that is described in the body of this prospectus. These older Target Date Benefits are similar to the Target Date 10 Benefit (5.09) with the following general exceptions.
o Both the Target Date Retirement Benefit and the Target Date 10 Benefit only have an additional M&E charge assessed against the Accumulation Unit value for your selected Investment Options, and we cannot increase the M&E charge after the benefit was added to your Contract.
o The additional M&E charge for the Target Date Retirement Benefit is less than the additional M&E charge for the Target Date 10 Benefit (5.09) that applies before the rider charge takes effect.
o The earliest initial Target Value Date you can select under the Target
  Date Retirement Benefit is seven Contract Years after the rider effective date or a reset anniversary.
o The Investment Options available under Group X and Group Y for the
  Target Date Retirement Benefit are different than what is available under the Target Date 10 Benefit and Target Date 10 Benefit (5.09). Under the Target Date Retirement Benefit the following Investment Options are included in the Group X Investment Options instead of in the Group A Investment Options: AZL Fusion Growth Fund, AZL TargetPLUS Growth Fund, AZL TargetPLUS Moderate Fund, and Franklin Templeton VIP Founding Funds Allocation Fund. In addition, the Franklin Income Securities Fund is included in the Group Y Investment Options instead of in the Group A Investment Options.


The Lifetime Plus Benefit first became available on May 1, 2007. On January 26, 2009 we changed the Lifetime Plus Benefit and beginning on April 27, 2009 we will replace it with the Lifetime Plus Benefit (5.09) that is described in the body of this prospectus. The older versions of the Lifetime Plus Benefit are similar to the Lifetime Plus Benefit (5.09) with the following general exceptions.
o The older versions of the Lifetime Plus Benefit only carry an additional
  M&E charge assessed against the Accumulation Unit value for your selected Investment Options. We can also increase the additional M&E charge for these benefits subject to certain restrictions and the maximum that we set when you purchased your Contract.
o The additional M&E charge for the both of the previous versions of the Lifetime Plus Benefit are less than the additional M&E charge for the Lifetime Plus Benefit (5.09) that applies before the rider charge takes effect. This additional M&E charge also decreases once Lifetime Plus Payments begin.
o The Benefit Base is only calculated on the Benefit Date.
o Under the original version of the Lifetime Plus Benefit the following Investment Options are included in the Group C Investment Options instead of in the Group A Investment Options: AZL Fusion Growth Fund, AZL TargetPLUS Growth Fund, AZL TargetPLUS Moderate Fund, Franklin Income Securities Fund and Franklin Templeton VIP Founding Funds Allocation Fund.
o Under the original version of the Lifetime Plus Benefit you were allowed to have up to 25% of your total Contract Value in the Group A Investment Options; you were allowed to have up to 70% of your Contract Value in both Group A and Group B Investment Options; and there was no limit on the amount of Contract Value allowed in the Group C Investment Options.

The Lifetime Plus 8 Benefit first became available on August 7, 2008. On January 26, 2009 we changed the Lifetime Plus 8 Benefit and beginning on April 27, 2009 we will replace it with the Lifetime Plus 8 Benefit (5.09) that is described in the body of this prospectus. The older versions of the Lifetime Plus 8 Benefit are similar to the Lifetime Plus 8 Benefit (5.09) with the following general exceptions.
o The older versions of the Lifetime Plus 8 Benefit carry an additional
  M&E charge assessed against the Accumulation Unit value for your selected Investment Options. We can also increase the additional M&E charge for these benefits subject to certain restrictions and the maximum that we set when you purchased your Contract.
o The additional M&E charge for the original version of the Lifetime Plus
  8 Benefit is less than the additional M&E charge for the Lifetime Plus 8 Benefit (5.09) that applies before the rider charge takes effect. This additional M&E charge also decreases once Lifetime Plus Payments begin.
o The Benefit Base is only calculated on the Benefit Date.




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                                      119



o Under the original version of the Lifetime Plus 8 Benefit the following Investment Options are included in the Group C Investment Options instead of in the Group A Investment Options: AZL Fusion Growth Fund, AZL TargetPLUS Growth Fund, AZL TargetPLUS Moderate Fund, Franklin Income Securities Fund and Franklin Templeton VIP Founding Funds Allocation Fund.
o Under the original version of the Lifetime Plus 8 Benefit you were allowed to have up to 25% of your total Contract Value in the Group A Investment Options; you were allowed to have up to 70% of your Contract Value in both Group A and Group B Investment Options; and there was no limit on the amount of Contract Value allowed in the Group C Investment Options.

Following are more specific details on the differences between these benefits and the benefits described in the body of this prospectus.

SEPARATE ACCOUNT ANNUAL EXPENSES - THE MORTALITY AND EXPENSE RISK (M&E) CHARGE[(1)]

                                                                               ACCUMULATION PHASE
                                                                       CURRENT                   MAXIMUM
                                                                      M&E CHARGE               M&E CHARGE
ADDITIONAL M&E CHARGE FOR OPTIONAL BENEFITS[(2)]
THE FOLLOWING VERSIONS OF THESE BENEFITS WERE AVAILABLE BEFORE APRIL 27, 2009, BUT ARE NO LONGER AVAILABLE.
   LIFETIME PLUS BENEFIT[(3)]
    SINGLE LIFETIME PLUS PAYMENTS                                       0.70%                   1.50%[(4)]
    JOINT LIFETIME PLUS PAYMENTS                                        0.85%                   1.65%[(5)]
THE FOLLOWING VERSIONS OF THESE BENEFITS WERE AVAILABLE FOR SELECTION FROM JANUARY 26, 2009 UNTIL APRIL 27, 2009.
   TARGET DATE 10 BENEFIT[(3)]                                          0.55%                     0.55%
   LIFETIME PLUS 8 BENEFIT[(3)]
    SINGLE LIFETIME PLUS PAYMENTS                                       0.95%                   1.60%[(4)]
    JOINT LIFETIME PLUS PAYMENTS                                        1.10%                   1.75%[(5)]
THE FOLLOWING VERSIONS OF THESE BENEFITS WERE AVAILABLE BEFORE JANUARY 26, 2009, BUT ARE NO LONGER AVAILABLE.
   TARGET DATE RETIREMENT BENEFIT[(3)]                                  0.40%                     0.40%
   LIFETIME PLUS 8 BENEFIT[(3)]
    SINGLE LIFETIME PLUS PAYMENTS[(6)]                                  0.80%                   1.60%[(4)]
    JOINT LIFETIME PLUS PAYMENTS[(7)]                                   0.95%                   1.75%[(5)]

(1)The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option. We assess the M&E charge against the Accumulation Unit value during the Accumulation Phase and against the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses - Mortality and Expense Risk (M&E) Charge.
(2)Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.
(3)The additional M&E charge associated with this optional benefit will continue until the earlier of the benefit's termination, or when your Contract Value is reduced to zero.
(4)This is the maximum charge we could impose if you add the benefit after issue, if you remove a Covered Person, upon a reset of any of the guaranteed values available under any of the Lifetime Plus Benefits, or if you receive an automatic increase to your Lifetime Plus Payments. For more information, please see section 11.b, The Lifetime Plus Benefits.
(5)This is the maximum charge we could impose if you add the benefit after issue, upon a reset of any of the guaranteed values available under any of the Lifetime Plus Benefits, or if you receive an automatic increase to your Lifetime Plus Payments. For more information, please see section 11.b, The Lifetime Plus Benefits.
(6)On the Benefit Date the current M&E charge reduces to 0.70%, and the maximum M&E charge reduces to 1.50%.
(7)On the Benefit Date the current M&E charge reduces to 0.85%, and the maximum M&E charge reduces to 1.65%.

If you remove the Target Date Retirement Benefit, Lifetime Plus Benefit or Lifetime Plus 8 Benefit from your Contract, we will no longer assess the additional M&E charge associated with that benefit as of the rider termination date.





 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

CHANGING THE M&E CHARGE IF YOU REMOVE A COVERED PERSON
If you select joint Lifetime Plus Payments under the Lifetime Plus Benefit or Lifetime Plus 8 Benefit and you remove a joint Covered Person from your Contract, we will change the additional M&E charge for your selected benefit to our currently declared charge if this amount differs from the current additional M&E charge on your Contract. HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT WITH SINGLE LIFETIME PLUS PAYMENTS THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND IS SET FORTH IN THIS APPENDIX.

CHANGING THE M&E CHARGE FOR THE LIFETIME PLUS BENEFIT IF THERE IS A RESET THE 5% ANNUAL INCREASE
If your Contract includes the Lifetime Plus Benefit and we automatically reset the 5% Annual Increase, we may change the additional M&E charge for the Lifetime Plus Benefit and payment type as follows.

o We will change the additional M&E charge for the Lifetime Plus Benefit to equal the charge for your selected payment type (single life or joint life) that we are currently declaring as of the reset anniversary. We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. We will notify you of any pending increase in the additional M&E charge and give you 30 days to accept the higher additional M&E charge or opt out of future automatic resets. If you accept the higher additional M&E charge, then we will increase the charge 60 days after the reset anniversary, or the next Business Day if the 60th day is not a Business Day.
o If instead you "opt out" of future automatic resets, we will not adjust the additional M&E charge and you will no longer receive any automatic resets, but you will keep the most recent automatic reset you received. However, if you opt out of the automatic resets before the older Covered Person's 81st birthday and before the Benefit Date, you will still be able to request a manual reset. You can request a manual reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your manual reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in good order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day. When we process your manual reset request, we will change the 5% Annual Increase to equal the Contract Value as of the reset anniversary.
If you request a manual reset of the 5% Annual Increase, we will also change the additional M&E charge for the Lifetime Plus Benefit to equal the charge for your selected payment type (single life or joint life) that we are currently declaring as of the reset anniversary.. We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. We will change the additional M&E charge on the 30th day following the reset anniversary, or the next Business Day if the 30th day is not a Business Day.

If there is a reset to the 5% Annual Increase we guarantee that the new additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life) you selected will not be greater than the maximum additional M&E charge that we declared when you purchased your Contract and was set forth in this appendix.

NOTE: You cannot request a reset of the 5% Annual Increase under the Lifetime Plus Benefit:

o if the Contract Value is less than the 5% Annual Increase,
o on or after the older Covered Person's 81st birthday,
o on or after the Benefit Date that you exercise the Lifetime Plus
  Benefit, or
o on or after the Income Date that you take a Full Annuitization.

CHANGING THE M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT IF WE RESET THE 8% ANNUAL INCREASE
If your Contract includes the Lifetime Plus 8 Benefit and we reset the 8% Annual Increase, we may change the additional M&E charge for the Lifetime Plus 8 Benefit and payment type as follows.
o If we reset the 8% Annual Increase at any time during the Contract Year, we will change the additional M&E charge for the Lifetime Plus 8 Benefit to equal the charge for your selected payment type (single life or joint life) that we declare on the next Contract Anniversary. We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. We guarantee that any new additional M&E charge will not be greater than the maximum additional M&E charge for the Lifetime Plus 8 Benefit and your selected payment type (single life or joint life) that we declared when you purchased your Contract and is set forth in this appendix.







 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

We will not change the additional M&E charge for the Lifetime Plus 8 Benefit on a Contract Anniversary if you have not received a reset to the 8% Annual Increase during the previous Contract Year. We will make any change to the additional M&E charge for the Lifetime Plus 8 Benefit as of the 60th day after the Contract Anniversary, or on the next Business Day if the 60th day is not a Business Day. If this change reduces the additional M&E charge for the Lifetime Plus 8 Benefit, then we will make the change and send you a confirmation letter. IF THIS CHANGE INCREASES THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT, WE WILL SEND YOU WRITTEN NOTICE OF THE INTENDED INCREASE AND PROVIDE YOU AT LEAST A 30-DAY NOTICE PERIOD TO DECLINE THE INCREASE. If you decline the increase to the additional M&E charge, you will no longer receive automatic resets to the 8% Annual Increase, but you will keep all previous resets. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR THE LIFETIME PLUS 8 BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU HAVE ACCEPTED THE INCREASE AND WE WILL MAKE THE CHANGE. If you accept an increase to the additional M&E charge associated with the Lifetime Plus 8 Benefit, then you will continue to be eligible to receive future resets.

NOTE: You must specifically "opt out" of future automatic resets of the 8% Annual Increase at a higher additional M&E charge otherwise we will assess the higher additional M&E charge.

CHANGING THE M&E CHARGE IF YOU RECEIVE AN ANNUAL PAYMENT INCREASE TO THE LIFETIME PLUS PAYMENTS
If your Contract includes one of the Lifetime Plus Benefits discussed in this appendix and you receive an annual payment increase to your Lifetime Plus Payment we may change the additional M&E charge for your selected benefit as follows.
o We will change the additional M&E charge for your selected benefit and payment type (single life or joint life) that we declare on the next fifth Benefit Anniversary. HOWEVER, WE GUARANTEE THAT ANY NEW ADDITIONAL M&E CHARGE WILL NOT BE GREATER THAN THE MAXIMUM ADDITIONAL M&E CHARGE FOR YOUR SELECTED BENEFIT AND PAYMENT TYPE (SINGLE LIFE OR JOINT LIFE) THAT WE DECLARED WHEN YOU PURCHASED YOUR CONTRACT AND IS SET FORTH IN THIS APPENDIX.
We will only change the additional M&E charge for your benefit if this amount differs from the current additional M&E charge on your Contract. However, if you have not received an increase to your annual maximum Lifetime Plus Payment on any of these five Benefit Anniversaries, we will not change the additional M&E charge for your selected benefit.

We will make any change as of the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for your benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for your benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive future annual payment increases to your annual maximum Lifetime Plus Payment, but you will keep the most recent annual payment increase. Also, your annual maximum Lifetime Plus Payment will be equal to the annual amount that we established on the current fifth Benefit Anniversary, and it will remain fixed at this level until your benefit terminates, unless you take an Excess Withdrawal. IF YOU DO NOT NOTIFY US OF YOUR INTENTION TO DECLINE THE INCREASE TO THE ADDITIONAL M&E CHARGE FOR YOUR BENEFIT DURING THE 30-DAY NOTICE PERIOD, WE WILL ASSUME YOU ACCEPT THE INCREASE AND WE WILL MAKE THE CHANGE. If you accept an increase to the additional M&E charge associated with your benefit, then you continue to be eligible to receive future annual payment increases.

NOTE: If we change the additional M&E charge for the Lifetime Plus Benefit or Lifetime Plus 8 Benefit, we will adjust the number of Accumulation Units so that the Contract Value on the anniversary that we process this change will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

DIFFERENCES IN THE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS FOR THE LIFETIME PLUS BENEFIT AND LIFETIME PLUS 8 BENEFIT
IF YOU SELECTED THE LIFETIME PLUS BENEFIT OR LIFETIME PLUS 8 BENEFIT ON OR AFTER JANUARY 26, 2009: We restrict your selection of certain Investment Options; we require that you have 100% of your total Contract Value in the Group C Investment Options, and we do not permit you to have any of your Contract Value in the Group A or Group B Investment Options.





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                                    27, 2009

IF YOU SELECTED THE LIFETIME PLUS BENEFIT OR LIFETIME PLUS 8 BENEFIT BEFORE JANUARY 26, 2009: We restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options as follows. We will only allow you to make allocations and transfers to and from the Group A and Group B Investment Options as long as you do not exceed these limitations.
o YOU CANNOT HAVE MORE THAN 25% OF YOUR TOTAL CONTRACT VALUE IN THE GROUP
  A INVESTMENT OPTIONS.
o YOU CANNOT HAVE MORE THAN 70% OF YOUR TOTAL CONTRACT VALUE IN BOTH GROUP
  A AND GROUP B INVESTMENT OPTIONS.
o WE DO NOT LIMIT THE AMOUNT OF CONTRACT VALUE THAT YOU CAN HAVE IN THE
  GROUP C INVESTMENT OPTIONS.

                                GROUP A INVESTMENT OPTIONS[(1)]
AZL Columbia Small Cap Value Fund         AZL TargetPLUS Growth Fund
AZL Columbia Technology Fund              AZL TargetPLUS Moderate Fund
AZL Franklin Small Cap Value Fund         AZL Turner Quantitative Small Cap Growth Fund
AZL Fusion Growth Fund                    AZL Van Kampen Global Real Estate Fund
AZL OCC Opportunity Fund                  Davis VA Financial Portfolio
AZL Schroder Emerging Markets Equity Fund Franklin Income Securities Fund
AZL Schroder International Small Cap Fund Franklin Templeton VIP Founding Funds Allocation Fund
AZL Small Cap Stock Index Fund            PIMCO VIT CommodityRealReturn Strategy Portfolio

(1)FOR ANY LIFETIME PLUS BENEFIT ADDED TO YOUR CONTRACT BEFORE JANUARY 26, 2009, THE FOLLOWING FUNDS ARE INCLUDED IN THE GROUP C

INVESTMENT OPTIONS AND ARE NOT INCLUDED IN THE GROUP A INVESTMENT OPTIONS: AZL
  Fusion Growth Fund, AZL TargetPLUS Growth Fund,

AZL Target4PLUS Moderate Fund, Franklin Income Securities Fund, and Franklin
  Templeton VIP Founding Funds Allocation Fund.

                               GROUP B INVESTMENT OPTIONS
AZL AIM International Equity Fund       AZL Oppenheimer International Growth Fund
AZL BlackRock Capital Appreciation Fund AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL BlackRock Growth Fund               AZL S&P 500 Index Fund
AZL Columbia Mid Cap Value Fund         AZL TargetPLUS Equity Fund
AZL Davis NY Venture Fund               AZL Van Kampen Comstock Fund
AZL Dreyfus Equity Growth Fund          AZL Van Kampen Global Franchise Fund
AZL First Trust Target Double Play Fund AZL Van Kampen Growth and Income Fund
AZL Jennison 20/20 Focus Fund           AZL Van Kampen Mid Cap Growth Fund
AZL JPMorgan Large Cap Equity Fund      Mutual Global Discovery Securities Fund
AZL JPMorgan U.S. Equity Fund           Mutual Shares Securities Fund
AZL NACM International Fund             OpCap Mid Cap Portfolio
AZL Oppenheimer Global Fund             Templeton Growth Securities Fund


                                 GROUP C INVESTMENT OPTIONS
AZL Allianz Global Investors Select Fund           BlackRock Global Allocation V.I. Fund
AZL Balanced Index Strategy Fund                   Franklin High Income Securities Fund
AZL Franklin Templeton Founding Strategy Plus Fund Franklin U.S. Government Fund
AZL Fusion Balanced Fund                           Franklin Zero Coupon Fund 2010
AZL Fusion Conservative Fund                       PIMCO VIT All Asset Portfolio
AZL Fusion Moderate Fund                           PIMCO VIT Emerging Markets Bond Portfolio
AZL Moderate Index Strategy Fund                   PIMCO VIT Global Bond Portfolio (Unhedged)
AZL Money Market Fund                              PIMCO VIT Global Multi-Asset Portfolio
AZL TargetPLUS Balanced Fund                       PIMCO VIT High Yield Portfolio
AZL Van Kampen Equity and Income Fund              PIMCO VIT Real Return Portfolio
                                                   PIMCO VIT Total Return Portfolio
                                                   Templeton Global Bond Securities Fund

THESE INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS WILL TERMINATE WHEN YOUR BENEFIT TERMINATES.






 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

FOR SERVICE OR MORE INFORMATION
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value, and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website you can get copies of information from the website upon payment of a duplication fee by writing to:

  PUBLIC REFERENCE SECTION OF THE COMMISSION
  100 F Street, NE
  Washington, DC 20549

You can contact us at:
  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
  One Chase Manhattan Plaza, 37[th] Floor
  New York, NY 10005-1423
  (800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service
Center:
  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
  P.O. Box 561
  Minneapolis, MN 55440-0561
  (800) 624-0197









 The Allianz Vision[SM] New York Variable Annuity Contract Prospectus -  April
                                    27, 2009

                                    PART B -
                     SAI-Existing and New Benefits Version
                                       1

                      STATEMENT OF ADDITIONAL INFORMATION
                          ALLIANZ VISION[SM ]NEW YORK
                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       VARIABLE DEFERRED ANNUITY CONTRACT
                                   ISSUED BY
            ALLIANZ LIFE[{R}] OF NY VARIABLE ACCOUNT C
                           (THE SEPARATE ACCOUNT) AND
                  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                    (ALLIANZ LIFE OF NEW YORK, WE, US, OUR)


                                 APRIL 27, 2009


This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus for the Contract, which is dated the same date as this SAI. Definitions of capitalized terms can be found in the glossary in the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract prospectus, call or write us at:
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                     One Chase Manhattan Plaza, 37th Floor
                            New York, NY 10005-1423
                                 (800) 624-0197


                               TABLE OF CONTENTS
            ALLIANZ LIFE OF NEW YORK...............................2
            EXPERTS................................................2
            LEGAL OPINIONS.........................................2
            DISTRIBUTOR............................................2
            REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE......3
            FEDERAL TAX STATUS.....................................3
              General..............................................3
              Diversification......................................4
              Owner Control........................................4
              Contracts Owned by Non-Individuals...................5
              Income Tax Withholding...............................5
              Required Distributions...............................5
              Qualified Contracts..................................6
            ANNUITY PROVISIONS.....................................6
              Annuity Units/Calculating Variable Annuity Payments..7
            MORTALITY AND EXPENSE RISK GUARANTEE...................7
            FINANCIAL STATEMENTS...................................7
            APPENDIX - CONDENSED FINANCIAL INFORMATION.............8


                                                                   VISNYSAI-0409



The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       2
ALLIANZ LIFE OF NEW YORK
Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life Insurance company. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance.

Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self custodian for the non-certificated shares we own through the Separate Account.


EXPERTS
The financial statements of Allianz Life of NY Variable Account C as of and for the year or period ended December 31, 2008 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the financial statements and supplemental schedules of Allianz Life Insurance Company of New York as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008, included in this SAI in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2008 financial statements and supplemental schedules of Allianz Life of New York refers to an adoption of Statement of Financial Accounting Standards No. 157, Fair Value Measurements, effective January 1, 2008. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, MN.


LEGAL OPINIONS
Stewart D. Gregg, Senior Securities Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR
Allianz Life Financial Services, LLC (Allianz Life Financial (previously USAllianz Investor Services, LLC)), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor. Allianz Life Financial does not sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other third-party broker/dealers registered under the Securities Exchange Act of 1934 (selling firms) for the sale of the Contracts. The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

We pay commissions for sales of the Contracts. Allianz Life Financial passes through most of the commissions it receives to selling firms for their sales. Allianz Life Financial received sales compensation with respect to the Contracts issued under Allianz Life of NY Variable Account C in the following amounts during the last three calendar years:


CALENDAR YEAR      AGGREGATE AMOUNT OF        AGGREGATE AMOUNT OF COMMISSIONS RETAINED BY ALLIANZ LIFE FINANCIAL AFTER PAYMENTS TO
                   COMMISSIONS PAID TO                                           SELLING FIRMS
                 ALLIANZ LIFE FINANCIAL
    2006                      $5,508,561.44                                            $0
    2007                      $5,838,450.54                                            $0
    2008                      $7,945,634.64                                            $0


We may fund Allianz Life Financial's operating and other expenses including: overhead; legal and accounting fees; registered representative training; deferred compensation and insurance benefits for registered representatives; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. We also pay for Allianz Life Financial's operating and other expenses, including overhead, legal and accounting fees.


As described above, Allianz Life Financial sells its Contracts primarily through "wholesaling," in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 1,112 retail broker/dealers to sell its Contracts. All of the broker/dealer firms except one are non-affiliated. As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain of these firms for providing marketing support services in the sale of the Contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 47 firms. These payments vary in amount. In 2008, the five firms receiving the largest


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009 payments, ranging from $522,495 to $2,345,992, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.

     FIRM NAME
----------------------------------
 1   LPL Financial Network
 2   AIG Advisor Group
 3   National Planning Holdings
 4   H D Vest Investment Services
 5   Wachovia Securities




REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge on the Contracts when Contract sales are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine the entitlement to a reduction of the withdrawal charge after examination of the following factors:
o the size of the group;
o the total amount of Purchase Payments expected to be received from the group;
o the nature of the group for which the Contracts are purchased, and the persistency expected in that group (for example, the expectation that the Owners will continue to hold the Contracts for a certain period of time);
o the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
o any other circumstances which we believe to be relevant to determining whether reduced sales or administrative expenses may be expected.
None of these reductions are contractually guaranteed. We may eliminate the withdrawal charge when the Contracts are issued to an officer, director or employee of Allianz Life of New York or any of its affiliates. We may reduce or eliminate the withdrawal charge when the Contract is sold by a registered representative appointed with Allianz Life of New York to any members of his or her immediate family and the commission is waived. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

FEDERAL TAX STATUS
NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

GENERAL
Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract's cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal
The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009 the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Partial Annuitizations are taxed as partial withdrawals, not as Annuity Payments, until the entire Contract Value has been applied to Annuity Payments. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life of New York.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract before the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contract, meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-
5) which established diversification requirements for the Investment Options underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these regulations, an Investment Option will be deemed adequately diversified if:
o no more than 55% of the value of the total assets of the Investment
  Option is represented by any one investment;
o no more than 70% of the value of the total assets of the Investment
  Option is represented by any two investments;
o no more than 80% of the value of the total assets of the Investment
  Option is represented by any three investments; and
o no more than 90% of the value of the total assets of the Investment
  Option is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

We intend that all Investment Options underlying the Contracts will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

OWNER CONTROL
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account, supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Contract.

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

CONTRACTS OWNED BY NON-INDIVIDUALS
Under Section 72(u) of the Code, the investment earnings on Purchase Payments for the Contracts will be taxed currently to the Owner if the Owner is a non-individual, for example, a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for an individual or to Contracts held by qualified retirement plans. Purchasers should consult a tax adviser before purchasing a Contract to be owned by a non-individual.

INCOME TAX WITHHOLDING
All distributions or the portion thereof which is included in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
o a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
o distributions which are required minimum distributions; or
o the portion of the distributions not included in gross income (for example, returns of after-tax contributions); or
o hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner. Specifically, with regard to this Contract,
Section 72(s) requires that:
o if any Owner dies on or after the Income Date, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
o if any Owner dies before the Income Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If the Owner is a non-individual, then the death or change of an Annuitant is treated as the death of the Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.
The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

QUALIFIED CONTRACTS
The Contract is designed to be suitable for use under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

General descriptions of the types of qualified plans with which the Contracts may be used can be found in the prospectus. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex. These annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this SAI. Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes - Distributions - Qualified Contracts.

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans. For more information, see prospectus section 7, Taxes - Qualified Contracts.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.


ANNUITY PROVISIONS
We base Annuity Payments upon the following:
o Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.
o The adjusted Contract Value on the Income Date.
o The Annuity Option you select.
o The age of the Annuitant and any joint Annuitant.
o The sex of the Annuitant and any joint Annuitant where allowed.


We guarantee fixed Annuity Payments as to dollar amount and the amount does not vary with the investment experience of an Investment Option. If you request fixed Annuity Payments, the amount of adjusted Contract Value that you apply to fixed

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

Annuity Payments will be placed in our general account and it will not participate in the investment experience of the Investment Options.

Variable payments are not predetermined as to dollar amount and will vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Annuity Payments you elect to receive.


ANNUITY UNITS/CALCULATING VARIABLE ANNUITY PAYMENTS
The first Annuity Payment is equal to the amount of Contract Value you are applying to variable Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.


We will then purchase a fixed number of Annuity Units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among the subaccounts for your selected Investment Options according to your most recent allocation instructions. We then divide the amount in each subaccount by the Annuity Unit value for each subaccount on the Income Date.

We determine the Annuity Unit value on each Business Day as follows:
o multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and
o divide by the assumed net investment factor for the current Business
  Day.

The assumed net investment factor for the current Business Day is one plus the annual AIR adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We will allow an AIR of 3% or 4.5% based on your selection and applicable law.

Thereafter, the number of Annuity Units in each subaccount generally remains unchanged unless you make a transfer. However, the number of Annuity Units will change if Annuity Option 3 is in effect, one Annuitant dies, and the Owner requests Annuity Payments at 75% or 50% of the previous payment amount. All calculations will appropriately reflect the payment frequency you selected.

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the number of Annuity Units allocated to the subaccount by the Annuity Unit value for that subaccount on the payment date.

MORTALITY AND EXPENSE RISK GUARANTEE
Allianz Life of New York guarantees that the dollar amount of each Variable Annuity Payment after the first Annuity Payment will not be affected by variations in mortality and expense experience.


FINANCIAL STATEMENTS
The audited financial statements of Allianz Life of New York as of and for the year ended December 31, 2008 included herein should be considered only as bearing upon the ability of Allianz Life of New York to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2008 are also included herein.


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

APPENDIX - CONDENSED FINANCIAL INFORMATION
The financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C are found in this SAI.


Accumulation Unit Values (AUVs) for the highest and lowest M&E charges for Contracts that were available as of December 31, 2008 are found in Appendix B to the prospectus. AUV information listing the additional combinations of charges for all Contracts that were available as of December 31, 2008 is found below.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in this SAI.

KEY TO BENEFIT OPTION*                                                                                                   M&E CHARGES
VISB  Allianz Vision NY - Contract with the Bonus Option........                                                            1.90%
1....
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit and                                 3.00%
10.... single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option and joint Lifetime Plus Payments                                   2.85%
11.... under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN).
VISB  Allianz Vision NY - Contract with the Bonus Option and Quarterly Value Death Benefit                                  2.20%
2.....
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit and Target Date Retirement          2.60%
3..... Benefit; and Contract with the Bonus Option and single Lifetime Plus Payments under either the Lifetime Plus
      Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit and single Lifetime Plus            2.90%
4..... Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit
      (ONCE PAYMENTS BEGIN).....................................
VISB  Allianz Vision NY - Contract with the Bonus Option and joint Lifetime Plus Payments under either the Lifetime Plus    2.75%
5..... Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISB  Allianz Vision NY - Contract with the Bonus Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments    3.05%
6..... under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit
      (ONCE PAYMENTS BEGIN).....................................
VISB  Allianz Vision NY - Contract with the Bonus Option and Target Date Retirement Benefit                                 2.30%
7....
VISB  Allianz Vision NY - Contract with the Bonus Option and single Lifetime Plus Payments                                  2.70%
9..... under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN).
VISC  Allianz Vision NY - Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and Target Date      2.45%
1..... Retirement Benefit; and Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint        3.00%
10.... Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and single        2.75%
2..... Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the       2.60%
3..... Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and joint         2.90%
4..... Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the No Withdrawal Charge Option and                                                 2.15%
5..... Target Date Retirement Benefit............................
VISC  Allianz Vision NY - Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the         2.55%
7..... Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and single       2.85%
8..... Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISC  Allianz Vision NY - Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the          2.70%
9..... Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and                                          2.50%
10.... single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with joint Lifetime Plus Payments under the                                         2.35%
11.... Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)...........
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and                                          2.65%
12.... joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit                                              1.70%
2.....
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and the Target Date Retirement Benefit;      2.10%
3..... and Base Contract with single Lifetime Plus Payments under either the
      Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under      2.40%
4..... either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with joint Lifetime Plus Payments under either the                                  2.25%
5..... Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under       2.55%
6..... either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISI  Allianz Vision NY - Base Contract with the Target Date Retirement Benefit                                             1.80%
7.....
VISI  Allianz Vision NY - Base Contract with single Lifetime Plus Payments under the                                        2.20%
9..... Lifetime Plus 8 Benefit (BEFORE PAYMENTS BEGIN)...........
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option                                                  1.65%
1.....
VISL  Allianz Vision NY - Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and single       2.75%
10.... Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under either       2.60%
11.... the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       9

VISL  Allianz Vision NY - Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint        2.90%
12.... Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option and Quarterly Value Death Benefit                1.95%
2.....
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and the Target    2.35%
3..... Date Retirement Benefit; and Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and single        2.65%
4..... Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under either    2.50%
5..... the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and joint         2.80%
6..... Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)
VISL  Allianz Vision NY - Contract with the Short Withdrawal Charge Option and the                                          2.05%
7..... Target Date Retirement Benefit............................
VISL  Allianz Vision NY - Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under either      2.45%
9..... the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (ONCE PAYMENTS BEGIN)

The following Investment Options commenced operations under this Contract after December 31, 2008. Therefore, no AUV information is shown for them: AZL Allianz Global Investors Select Fund; AZL Balanced Index Strategy Fund; AZL[ ]Franklin Templeton Founding Strategy Plus Fund; AZL Fusion Conservative Fund; AZL International Index Fund; AZL Moderate Index Strategy Fund; AZL OCC Growth Fund; and PIMCO VIT Global Multi-Asset Portfolio.

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

(Number of Accumulation Units in thousands)

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL AIM International Equity Fund
VISB 1  1.90%
 12/31/2007    N/A 19.276        4
 12/31/2008 19.276 11.062        6
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.279        1
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.382        0
VISB 2  2.20%
 12/31/2007    N/A 18.646        5
 12/31/2008 18.646 10.668        6
VISB 3  2.60%
 12/31/2007    N/A 18.525        0
 12/31/2008 18.525 10.557        5
VISB 4  2.90%
 12/31/2007    N/A 17.920        0
 12/31/2008 17.920 10.181        1
VISB 5  2.75%
 12/31/2007    N/A 18.368        0
 12/31/2008 18.368 10.452        4
VISB 6  3.05%
 12/31/2007    N/A 17.768        0
 12/31/2008 17.768 10.080        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.770        4
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.487        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.663        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.279        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.452        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.557        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.347        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.879        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.592        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.382        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.487        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.628        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.735        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.522        0
VISI 2  1.70%
 12/31/2007    N/A 19.496        1
 12/31/2008 19.496 11.211        3
VISI 3  2.10%
 12/31/2007    N/A 19.058        0
 12/31/2008 19.058 10.915        4
VISI 4  2.40%
 12/31/2007    N/A 18.736        0
 12/31/2008 18.736 10.699        4
VISI 5  2.25%
 12/31/2007    N/A 18.897        0
 12/31/2008 18.897 10.806        2
VISI 6  2.55%
 12/31/2007    N/A 18.578        0
 12/31/2008 18.578 10.592        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 11.136        4
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.668        0
VISL 1  1.65%
 12/31/2007    N/A 19.551        1
 12/31/2008 19.551 11.248        9
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.452        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.557        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.347        0
VISL 2  1.95%
 12/31/2007    N/A 19.221        0
 12/31/2008 19.221 11.025        0
VISL 3  2.35%
 12/31/2007    N/A 18.790        0
 12/31/2008 18.790 10.735        9
VISL 4  2.65%
 12/31/2007    N/A 18.473        0
 12/31/2008 18.473 10.522        0
VISL 5  2.50%
 12/31/2007    N/A 18.630        0
 12/31/2008 18.630 10.628        2
VISL 6  2.80%
 12/31/2007    N/A 18.316        0
 12/31/2008 18.316 10.417       12

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.952        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.663        1
AZL BlackRock Capital Appreciation Fund
VISB 1  1.90%
 12/31/2007    N/A 12.936        6
 12/31/2008 12.936  8.076       10
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.756        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.798        0
VISB 2  2.20%
 12/31/2007    N/A 12.741        0
 12/31/2008 12.741  7.930        1
VISB 3  2.60%
 12/31/2007    N/A 12.696        0
 12/31/2008 12.696  7.870        1
VISB 4  2.90%
 12/31/2007    N/A 12.505        0
 12/31/2008 12.505  7.729        2
VISB 5  2.75%
 12/31/2007    N/A 12.645        0
 12/31/2008 12.645  7.827        1
VISB 6  3.05%
 12/31/2007    N/A 12.455        0
 12/31/2008 12.455  7.686        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.958        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.842        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.914        3
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.756        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.827        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.870        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.784        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.002        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.885        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.798        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.842        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.899        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.943        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.856        0
VISI 2  1.70%
 12/31/2007    N/A 13.005        0
 12/31/2008 13.005  8.135        0
VISI 3  2.10%
 12/31/2007    N/A 12.867        0
 12/31/2008 12.867  8.016        7
VISI 4  2.40%
 12/31/2007    N/A 12.764        0
 12/31/2008 12.764  7.929        6
VISI 5  2.25%
 12/31/2007    N/A 12.815        0
 12/31/2008 12.815  7.972       11
VISI 6  2.55%
 12/31/2007    N/A 12.713        0
 12/31/2008 12.713  7.885        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.106        5
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.930        0
VISL 1  1.65%
 12/31/2007    N/A 13.023        1
 12/31/2008 13.023  8.150        2
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.827        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.870        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.784        0
VISL 2  1.95%
 12/31/2007    N/A 12.918        0
 12/31/2008 12.918  8.061        0
VISL 3  2.35%
 12/31/2007    N/A 12.781        0
 12/31/2008 12.781  7.943        1
VISL 4  2.65%
 12/31/2007    N/A 12.679        0
 12/31/2008 12.679  7.856        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 5  2.50%
 12/31/2007    N/A 12.730        0
 12/31/2008 12.730  7.899        2
VISL 6  2.80%
 12/31/2007    N/A 12.628        0
 12/31/2008 12.628  7.813        9
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.032        5
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.914        0
AZL BlackRock Growth Fund
VISB 1  1.90%
 12/31/2007    N/A 12.980        5
 12/31/2008 12.980  5.005       18
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.650        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.697        0
VISB 2  2.20%
 12/31/2007    N/A 12.556        6
 12/31/2008 12.556  4.827       13
VISB 3  2.60%
 12/31/2007    N/A 12.475        0
 12/31/2008 12.475  4.776       16
VISB 4  2.90%
 12/31/2007    N/A 12.067        0
 12/31/2008 12.067  4.606        0
VISB 5  2.75%
 12/31/2007    N/A 12.369        0
 12/31/2008 12.369  4.729        2
VISB 6  3.05%
 12/31/2007    N/A 11.965        0
 12/31/2008 11.965  4.560        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.873       15
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.744        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.824        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.650        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.729        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.776        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.682        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.922        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.792        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.697        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.744        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.808        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.857        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.760        0
VISI 2  1.70%
 12/31/2007    N/A 13.129        2
 12/31/2008 13.129  5.072       10
VISI 3  2.10%
 12/31/2007    N/A 12.834        0
 12/31/2008 12.834  4.938       34
VISI 4  2.40%
 12/31/2007    N/A 12.617        0
 12/31/2008 12.617  4.840        9
VISI 5  2.25%
 12/31/2007    N/A 12.725        0
 12/31/2008 12.725  4.889        5
VISI 6  2.55%
 12/31/2007    N/A 12.510        0
 12/31/2008 12.510  4.792        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.038       19
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.827        0
VISL 1  1.65%
 12/31/2007    N/A 13.166        5
 12/31/2008 13.166  5.089       26
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.729        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.776        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.682        0
VISL 2  1.95%
 12/31/2007    N/A 12.944        0
 12/31/2008 12.944  4.988        3

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 3  2.35%
 12/31/2007    N/A 12.653        0
 12/31/2008 12.653  4.857       15
VISL 4  2.65%
 12/31/2007    N/A 12.439        0
 12/31/2008 12.439  4.760        0
VISL 5  2.50%
 12/31/2007    N/A 12.546        0
 12/31/2008 12.546  4.808        5
VISL 6  2.80%
 12/31/2007    N/A 12.334        0
 12/31/2008 12.334  4.713        2
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.955        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.824        0
AZL Columbia Mid Cap Value Fund
VISB 1  1.90%
 12/31/2007    N/A 10.233        0
 12/31/2008 10.233  4.804        0
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.665        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.683        0
VISB 2  2.20%
 12/31/2007    N/A 10.139        0
 12/31/2008 10.139  4.746        1
VISB 3  2.60%
 12/31/2007    N/A 10.113        0
 12/31/2008 10.113  4.715        5
VISB 4  2.90%
 12/31/2007    N/A 10.021        0
 12/31/2008 10.021  4.658        1
VISB 5  2.75%
 12/31/2007    N/A 10.088        0
 12/31/2008 10.088  4.696        2
VISB 6  3.05%
 12/31/2007    N/A  9.996        0
 12/31/2008  9.996  4.639        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.753        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.702        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.734        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.665        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.696        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.715        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.677        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.772        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.721        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.683        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.702        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.727        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.746        2
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.708        0
VISI 2  1.70%
 12/31/2007    N/A 10.267        0
 12/31/2008 10.267  4.830        0
VISI 3  2.10%
 12/31/2007    N/A 10.198        0
 12/31/2008 10.198  4.778       13
VISI 4  2.40%
 12/31/2007    N/A 10.147        0
 12/31/2008 10.147  4.740       11
VISI 5  2.25%
 12/31/2007    N/A 10.173        0
 12/31/2008 10.173  4.759        2
VISI 6  2.55%
 12/31/2007    N/A 10.122        0
 12/31/2008 10.122  4.721        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.817        7
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.746        0
VISL 1  1.65%
 12/31/2007    N/A 10.276        2
 12/31/2008 10.276  4.836        5
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.696        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.715        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.677       12
VISL 2  1.95%
 12/31/2007    N/A 10.224        0
 12/31/2008 10.224  4.798        3
VISL 3  2.35%
 12/31/2007    N/A 10.156        0
 12/31/2008 10.156  4.746        9
VISL 4  2.65%
 12/31/2007    N/A 10.105        0
 12/31/2008 10.105  4.708        0
VISL 5  2.50%
 12/31/2007    N/A 10.130        0
 12/31/2008 10.130  4.727        3
VISL 6  2.80%
 12/31/2007    N/A 10.079        0
 12/31/2008 10.079  4.689        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.785        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.734        0
AZL Columbia Small Cap Value Fund
VISB 1  1.90%
 12/31/2007    N/A 12.213        0
 12/31/2008 12.213  8.138        0
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.730        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.784        0
VISB 2  2.20%
 12/31/2007    N/A 11.957        0
 12/31/2008 11.957  7.943        2
VISB 3  2.60%
 12/31/2007    N/A 11.903        0
 12/31/2008 11.903  7.876        9
VISB 4  2.90%
 12/31/2007    N/A 11.654        0
 12/31/2008 11.654  7.688        1
VISB 5  2.75%
 12/31/2007    N/A 11.838        0
 12/31/2008 11.838  7.821        1
VISB 6  3.05%
 12/31/2007    N/A 11.591        0
 12/31/2008 11.591  7.634        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.987        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.839        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.931        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.730        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.821        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.876        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.766        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.043        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.894        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.784        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.839        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.913        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.968        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.857        0
VISI 2  1.70%
 12/31/2007    N/A 12.303        0
 12/31/2008 12.303  8.214        0
VISI 3  2.10%
 12/31/2007    N/A 12.124        0
 12/31/2008 12.124  8.062        7
VISI 4  2.40%
 12/31/2007    N/A 11.991        0
 12/31/2008 11.991  7.950        1
VISI 5  2.25%
 12/31/2007    N/A 12.057        0
 12/31/2008 12.057  8.006        0
VISI 6  2.55%
 12/31/2007    N/A 11.925        0
 12/31/2008 11.925  7.894        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.176        4
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.943        0
VISL 1  1.65%
 12/31/2007    N/A 12.326        0
 12/31/2008 12.326  8.233        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.821        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.876        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.766        0
VISL 2  1.95%
 12/31/2007    N/A 12.191        0
 12/31/2008 12.191  8.119        0
VISL 3  2.35%
 12/31/2007    N/A 12.013        0
 12/31/2008 12.013  7.968        0
VISL 4  2.65%
 12/31/2007    N/A 11.881        0
 12/31/2008 11.881  7.857        0
VISL 5  2.50%
 12/31/2007    N/A 11.947        0
 12/31/2008 11.947  7.913        0
VISL 6  2.80%
 12/31/2007    N/A 11.816        0
 12/31/2008 11.816  7.802        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.081        2
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.931        0
AZL Columbia Technology Fund
VISB 1  1.90%
 12/31/2007    N/A  9.710        0
 12/31/2008  9.710  4.703       12
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.347        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.393        0
VISB 2  2.20%
 12/31/2007    N/A  9.365        1
 12/31/2008  9.365  4.522        5
VISB 3  2.60%
 12/31/2007    N/A  9.300        0
 12/31/2008  9.300  4.473       22
VISB 4  2.90%
 12/31/2007    N/A  8.970        0
 12/31/2008  8.970  4.301        0
VISB 5  2.75%
 12/31/2007    N/A  9.214        0
 12/31/2008  9.214  4.425        8
VISB 6  3.05%
 12/31/2007    N/A  8.888        0
 12/31/2008  8.888  4.255        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.570        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.441        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.521        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.347        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.425        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.473        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.378        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.619        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.489        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.393        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.441        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.505        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.554        2
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.457        0
VISI 2  1.70%
 12/31/2007    N/A  9.830        1
 12/31/2008  9.830  4.771        2
VISI 3  2.10%
 12/31/2007    N/A  9.591        0
 12/31/2008  9.591  4.636        1
VISI 4  2.40%
 12/31/2007    N/A  9.415        0
 12/31/2008  9.415  4.537        1
VISI 5  2.25%
 12/31/2007    N/A  9.502        0
 12/31/2008  9.502  4.586        3
VISI 6  2.55%
 12/31/2007    N/A  9.328        0
 12/31/2008  9.328  4.489        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.737        6

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.522        0
VISL 1  1.65%
 12/31/2007    N/A  9.860        1
 12/31/2008  9.860  4.788        3
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.425        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.473        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.378        0
VISL 2  1.95%
 12/31/2007    N/A  9.680        0
 12/31/2008  9.680  4.686        2
VISL 3  2.35%
 12/31/2007    N/A  9.444        0
 12/31/2008  9.444  4.554        3
VISL 4  2.65%
 12/31/2007    N/A  9.271        0
 12/31/2008  9.271  4.457        0
VISL 5  2.50%
 12/31/2007    N/A  9.357        0
 12/31/2008  9.357  4.505        0
VISL 6  2.80%
 12/31/2007    N/A  9.186        0
 12/31/2008  9.186  4.409        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.653        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.521        1
AZL Davis NY Venture Fund
VISB 1  1.90%
 12/31/2007    N/A 13.143        8
 12/31/2008 13.143  7.672       11
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.091        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.167        0
VISB 2  2.20%
 12/31/2007    N/A 12.677        1
 12/31/2008 12.677  7.378        4
VISB 3  2.60%
 12/31/2007    N/A 12.588        0
 12/31/2008 12.588  7.297       30
VISB 4  2.90%
 12/31/2007    N/A 12.142        0
 12/31/2008 12.142  7.017        4
VISB 5  2.75%
 12/31/2007    N/A 12.472        0
 12/31/2008 12.472  7.219        3

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 6  3.05%
 12/31/2007    N/A 12.030        0
 12/31/2008 12.030  6.942        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.456        9
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.245        2
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.376        3
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.091        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.219        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.297        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.142        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.536        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.323        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.167        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.245        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.349        7
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.429        3
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.271        0
VISI 2  1.70%
 12/31/2007    N/A 13.306        1
 12/31/2008 13.306  7.783        6
VISI 3  2.10%
 12/31/2007    N/A 12.982        0
 12/31/2008 12.982  7.563       29
VISI 4  2.40%
 12/31/2007    N/A 12.744        0
 12/31/2008 12.744  7.402       14
VISI 5  2.25%
 12/31/2007    N/A 12.863        0
 12/31/2008 12.863  7.482        3

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 6  2.55%
 12/31/2007    N/A 12.627        0
 12/31/2008 12.627  7.323        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.728       13
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.378        0
VISL 1  1.65%
 12/31/2007    N/A 13.347        8
 12/31/2008 13.347  7.811       14
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.219        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.297        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.142        3
VISL 2  1.95%
 12/31/2007    N/A 13.103        0
 12/31/2008 13.103  7.645        1
VISL 3  2.35%
 12/31/2007    N/A 12.784        0
 12/31/2008 12.784  7.429       28
VISL 4  2.65%
 12/31/2007    N/A 12.549        0
 12/31/2008 12.549  7.271        3
VISL 5  2.50%
 12/31/2007    N/A 12.666        0
 12/31/2008 12.666  7.349       12
VISL 6  2.80%
 12/31/2007    N/A 12.434        0
 12/31/2008 12.434  7.193       23
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.591        9
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.376        3
AZL Dreyfus Equity Growth Fund
VISB 1  1.90%
 12/31/2007    N/A 11.176        0
 12/31/2008 11.176  6.400        0
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.916        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.979        0
VISB 2  2.20%
 12/31/2007    N/A 10.780        0
 12/31/2008 10.780  6.155        3
VISB 3  2.60%
 12/31/2007    N/A 10.704        0
 12/31/2008 10.704  6.087        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 4  2.90%
 12/31/2007    N/A 10.325        0
 12/31/2008 10.325  5.854        0
VISB 5  2.75%
 12/31/2007    N/A 10.606        0
 12/31/2008 10.606  6.022        1
VISB 6  3.05%
 12/31/2007    N/A 10.230        0
 12/31/2008 10.230  5.791        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.219        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.044        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.153        5
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.916        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.022        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.087        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.958        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.287        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.109        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.979        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.044        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.131        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.197        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.065        0
VISI 2  1.70%
 12/31/2007    N/A 11.315        0
 12/31/2008 11.315  6.493        1
VISI 3  2.10%
 12/31/2007    N/A 11.039        0
 12/31/2008 11.039  6.309        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 4  2.40%
 12/31/2007    N/A 10.837        0
 12/31/2008 10.837  6.175        2
VISI 5  2.25%
 12/31/2007    N/A 10.938        0
 12/31/2008 10.938  6.242        2
VISI 6  2.55%
 12/31/2007    N/A 10.737        0
 12/31/2008 10.737  6.109        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.447        2
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.155        0
VISL 1  1.65%
 12/31/2007    N/A 11.350        0
 12/31/2008 11.350  6.516        1
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.022        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.087        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.958        0
VISL 2  1.95%
 12/31/2007    N/A 11.142        0
 12/31/2008 11.142  6.377        1
VISL 3  2.35%
 12/31/2007    N/A 10.870        0
 12/31/2008 10.870  6.197        3
VISL 4  2.65%
 12/31/2007    N/A 10.671        0
 12/31/2008 10.671  6.065        0
VISL 5  2.50%
 12/31/2007    N/A 10.770        0
 12/31/2008 10.770  6.131        0
VISL 6  2.80%
 12/31/2007    N/A 10.573        0
 12/31/2008 10.573  6.000        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.332        3
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.153        2
AZL First Trust Target Double Play Fund
VISB 1  1.90%
 12/31/2007    N/A 10.556        4
 12/31/2008 10.556  4.800        8
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.700        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.708        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 2  2.20%
 12/31/2007    N/A 10.527        0
 12/31/2008 10.527  4.772        0
VISB 3  2.60%
 12/31/2007    N/A 10.487        0
 12/31/2008 10.487  4.735       10
VISB 4  2.90%
 12/31/2007    N/A 10.458        0
 12/31/2008 10.458  4.708        0
VISB 5  2.75%
 12/31/2007    N/A 10.472        0
 12/31/2008 10.472  4.721        8
VISB 6  3.05%
 12/31/2007    N/A 10.443        0
 12/31/2008 10.443  4.694        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.761        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.723        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.750        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.700        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.722        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.736        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.709        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.778        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.737        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.708        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.723        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.742        9
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.756        2
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.727        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 2  1.70%
 12/31/2007    N/A 10.577        0
 12/31/2008 10.577  4.819        0
VISI 3  2.10%
 12/31/2007    N/A 10.534        0
 12/31/2008 10.534  4.780        7
VISI 4  2.40%
 12/31/2007    N/A 10.502        0
 12/31/2008 10.502  4.751        0
VISI 5  2.25%
 12/31/2007    N/A 10.518        0
 12/31/2008 10.518  4.766        4
VISI 6  2.55%
 12/31/2007    N/A 10.486        0
 12/31/2008 10.486  4.737        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.810       23
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.772        0
VISL 1  1.65%
 12/31/2007    N/A 10.582        0
 12/31/2008 10.582  4.824        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.722        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.736       18
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.709        0
VISL 2  1.95%
 12/31/2007    N/A 10.550        0
 12/31/2008 10.550  4.795        0
VISL 3  2.35%
 12/31/2007    N/A 10.507        0
 12/31/2008 10.507  4.756       22
VISL 4  2.65%
 12/31/2007    N/A 10.476        0
 12/31/2008 10.476  4.727        0
VISL 5  2.50%
 12/31/2007    N/A 10.491        0
 12/31/2008 10.491  4.742        1
VISL 6  2.80%
 12/31/2007    N/A 10.460        0
 12/31/2008 10.460  4.713        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.787        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.750        0
AZL Franklin Small Cap Value Fund
VISB 1  1.90%
 12/31/2007    N/A 17.081        0
 12/31/2008 17.081 11.106        3

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.434        1
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.523        0
VISB 2  2.20%
 12/31/2007    N/A 16.623        0
 12/31/2008 16.623 10.775        1
VISB 3  2.60%
 12/31/2007    N/A 16.532        0
 12/31/2008 16.532 10.673       12
VISB 4  2.90%
 12/31/2007    N/A 16.088        0
 12/31/2008 16.088 10.356        2
VISB 5  2.75%
 12/31/2007    N/A 16.416        0
 12/31/2008 16.416 10.583        0
VISB 6  3.05%
 12/31/2007    N/A 15.975        0
 12/31/2008 15.975 10.268        1
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.857        7
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.613        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.765        2
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.434        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.583        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.673        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.493        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.950        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.704        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.523        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.613        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.734        1

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.826        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.643        0
VISI 2  1.70%
 12/31/2007    N/A 17.242        1
 12/31/2008 17.242 11.233        2
VISI 3  2.10%
 12/31/2007    N/A 16.923        0
 12/31/2008 16.923 10.981       17
VISI 4  2.40%
 12/31/2007    N/A 16.687        0
 12/31/2008 16.687 10.795        5
VISI 5  2.25%
 12/31/2007    N/A 16.804        0
 12/31/2008 16.804 10.888        6
VISI 6  2.55%
 12/31/2007    N/A 16.570        0
 12/31/2008 16.570 10.704        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 11.169       29
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.775        0
VISL 1  1.65%
 12/31/2007    N/A 17.282        1
 12/31/2008 17.282 11.265        5
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.583        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.673        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.493        1
VISL 2  1.95%
 12/31/2007    N/A 17.042        0
 12/31/2008 17.042 11.075        2
VISL 3  2.35%
 12/31/2007    N/A 16.726        0
 12/31/2008 16.726 10.826        3
VISL 4  2.65%
 12/31/2007    N/A 16.493        0
 12/31/2008 16.493 10.643        3
VISL 5  2.50%
 12/31/2007    N/A 16.609        0
 12/31/2008 16.609 10.734        2
VISL 6  2.80%
 12/31/2007    N/A 16.378        0
 12/31/2008 16.378 10.553        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 11.012        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.765        1
AZL Fusion Balanced Fund
VISB 1  1.90%
 12/31/2007    N/A 11.960       47
 12/31/2008 11.960  8.514       95
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.177        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.222        0
VISB 2  2.20%
 12/31/2007    N/A 11.780       10
 12/31/2008 11.780  8.361       13
VISB 3  2.60%
 12/31/2007    N/A 11.739        0
 12/31/2008 11.739  8.298       24
VISB 4  2.90%
 12/31/2007    N/A 11.562        0
 12/31/2008 11.562  8.149       23
VISB 5  2.75%
 12/31/2007    N/A 11.692        0
 12/31/2008 11.692  8.252        2
VISB 6  3.05%
 12/31/2007    N/A 11.516        0
 12/31/2008 11.516  8.104        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.390       25
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.267        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.344        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.177        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.252        4
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.298        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.207        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.437        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.313        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.222        6

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.267        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.328        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.374        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.283        0
VISI 2  1.70%
 12/31/2007    N/A 12.025        0
 12/31/2008 12.025  8.577        1
VISI 3  2.10%
 12/31/2007    N/A 11.897        0
 12/31/2008 11.897  8.452      133
VISI 4  2.40%
 12/31/2007    N/A 11.802        0
 12/31/2008 11.802  8.359       10
VISI 5  2.25%
 12/31/2007    N/A 11.849        0
 12/31/2008 11.849  8.405        6
VISI 6  2.55%
 12/31/2007    N/A 11.754        0
 12/31/2008 11.754  8.313        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.546       38
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.361        0
VISL 1  1.65%
 12/31/2007    N/A 12.041       21
 12/31/2008 12.041  8.593       44
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.252       19
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.298        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.207        0
VISL 2  1.95%
 12/31/2007    N/A 11.944        0
 12/31/2008 11.944  8.499        0
VISL 3  2.35%
 12/31/2007    N/A 11.817        0
 12/31/2008 11.817  8.374       60
VISL 4  2.65%
 12/31/2007    N/A 11.723        0
 12/31/2008 11.723  8.283        5
VISL 5  2.50%
 12/31/2007    N/A 11.770        0
 12/31/2008 11.770  8.328       10

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 6  2.80%
 12/31/2007    N/A 11.676        0
 12/31/2008 11.676  8.237        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.468        5
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.344       11
AZL Fusion Growth Fund
VISB 1  1.90%
 12/31/2007    N/A 12.643       17
 12/31/2008 12.643  7.574       29
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.275       17
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.314        0
VISB 2  2.20%
 12/31/2007    N/A 12.453       45
 12/31/2008 12.453  7.438       50
VISB 3  2.60%
 12/31/2007    N/A 12.408        0
 12/31/2008 12.408  7.382       15
VISB 4  2.90%
 12/31/2007    N/A 12.222        0
 12/31/2008 12.222  7.249       59
VISB 5  2.75%
 12/31/2007    N/A 12.359        0
 12/31/2008 12.359  7.341        9
VISB 6  3.05%
 12/31/2007    N/A 12.173        0
 12/31/2008 12.173  7.209        6
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.464        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.355        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.423       45
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.275        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.341        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.382        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.301        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.505        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.395       18
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.314        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.355        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.409        1
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.450        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.368        0
VISI 2  1.70%
 12/31/2007    N/A 12.711        3
 12/31/2008 12.711  7.630       25
VISI 3  2.10%
 12/31/2007    N/A 12.575        0
 12/31/2008 12.575  7.519       71
VISI 4  2.40%
 12/31/2007    N/A 12.475        0
 12/31/2008 12.475  7.436       56
VISI 5  2.25%
 12/31/2007    N/A 12.525        0
 12/31/2008 12.525  7.477       11
VISI 6  2.55%
 12/31/2007    N/A 12.425        0
 12/31/2008 12.425  7.395        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.602       17
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.438        2
VISL 1  1.65%
 12/31/2007    N/A 12.728        6
 12/31/2008 12.728  7.644       78
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.341        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.382        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.301        2
VISL 2  1.95%
 12/31/2007    N/A 12.626        8
 12/31/2008 12.626  7.560       75
VISL 3  2.35%
 12/31/2007    N/A 12.492        0
 12/31/2008 12.492  7.450       57

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 4  2.65%
 12/31/2007    N/A 12.392        0
 12/31/2008 12.392  7.368       17
VISL 5  2.50%
 12/31/2007    N/A 12.442        0
 12/31/2008 12.442  7.409       21
VISL 6  2.80%
 12/31/2007    N/A 12.342        0
 12/31/2008 12.342  7.328       12
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.533        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.423        0
AZL Fusion Moderate Fund
VISB 1  1.90%
 12/31/2007    N/A 12.231       27
 12/31/2008 12.231  8.070       40
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.750        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.793        0
VISB 2  2.20%
 12/31/2007    N/A 12.047       11
 12/31/2008 12.047  7.924       25
VISB 3  2.60%
 12/31/2007    N/A 12.004        0
 12/31/2008 12.004  7.865       28
VISB 4  2.90%
 12/31/2007    N/A 11.824        0
 12/31/2008 11.824  7.723       86
VISB 5  2.75%
 12/31/2007    N/A 11.956        0
 12/31/2008 11.956  7.821        0
VISB 6  3.05%
 12/31/2007    N/A 11.777        0
 12/31/2008 11.777  7.681        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.952        2
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.836        3
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.908       16
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.750        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.821        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.865        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       23

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.778        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.996        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.879        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.793        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.836        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.894        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.937        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.850        0
VISI 2  1.70%
 12/31/2007    N/A 12.297        0
 12/31/2008 12.297  8.129        4
VISI 3  2.10%
 12/31/2007    N/A 12.166        0
 12/31/2008 12.166  8.011       65
VISI 4  2.40%
 12/31/2007    N/A 12.069        0
 12/31/2008 12.069  7.923       16
VISI 5  2.25%
 12/31/2007    N/A 12.117        0
 12/31/2008 12.117  7.966       38
VISI 6  2.55%
 12/31/2007    N/A 12.020        0
 12/31/2008 12.020  7.879        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.100        6
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.924       35
VISL 1  1.65%
 12/31/2007    N/A 12.313       37
 12/31/2008 12.313  8.144       52
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.821        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.865        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.778        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 2  1.95%
 12/31/2007    N/A 12.215        0
 12/31/2008 12.215  8.055        3
VISL 3  2.35%
 12/31/2007    N/A 12.085        0
 12/31/2008 12.085  7.937      157
VISL 4  2.65%
 12/31/2007    N/A 11.988        0
 12/31/2008 11.988  7.850       11
VISL 5  2.50%
 12/31/2007    N/A 12.037        0
 12/31/2008 12.037  7.894       35
VISL 6  2.80%
 12/31/2007    N/A 11.940        0
 12/31/2008 11.940  7.807        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.026        3
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.908        4
AZL Jennison 20/20 Focus Fund
VISB 1  1.90%
 12/31/2007    N/A 14.674        5
 12/31/2008 14.674  8.622        5
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.281        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.326        0
VISB 2  2.20%
 12/31/2007    N/A 14.453        1
 12/31/2008 14.453  8.467        1
VISB 3  2.60%
 12/31/2007    N/A 14.401        0
 12/31/2008 14.401  8.403        5
VISB 4  2.90%
 12/31/2007    N/A 14.185        0
 12/31/2008 14.185  8.252        1
VISB 5  2.75%
 12/31/2007    N/A 14.344        0
 12/31/2008 14.344  8.357        3
VISB 6  3.05%
 12/31/2007    N/A 14.128        0
 12/31/2008 14.128  8.207        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.497       16
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.372        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.450        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.281        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.357        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.403        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.311        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.544        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.419        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.326        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.372        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.434        2
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.481        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.388        0
VISI 2  1.70%
 12/31/2007    N/A 14.752        0
 12/31/2008 14.752  8.686        0
VISI 3  2.10%
 12/31/2007    N/A 14.595        0
 12/31/2008 14.595  8.559       10
VISI 4  2.40%
 12/31/2007    N/A 14.479        0
 12/31/2008 14.479  8.465        1
VISI 5  2.25%
 12/31/2007    N/A 14.537        0
 12/31/2008 14.537  8.512        6
VISI 6  2.55%
 12/31/2007    N/A 14.421        0
 12/31/2008 14.421  8.419        2
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.654       19
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.467        0
VISL 1  1.65%
 12/31/2007    N/A 14.772        2
 12/31/2008 14.772  8.702        5
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.357        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.403        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.311        0
VISL 2  1.95%
 12/31/2007    N/A 14.654        0
 12/31/2008 14.654  8.607        4
VISL 3  2.35%
 12/31/2007    N/A 14.498        0
 12/31/2008 14.498  8.481        7
VISL 4  2.65%
 12/31/2007    N/A 14.382        0
 12/31/2008 14.382  8.388        4
VISL 5  2.50%
 12/31/2007    N/A 14.440        0
 12/31/2008 14.440  8.434       10
VISL 6  2.80%
 12/31/2007    N/A 14.325        0
 12/31/2008 14.325  8.342        4
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.575        5
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.450        0
AZL JPMorgan Large Cap Equity Fund
VISB 1  1.90%
 12/31/2007    N/A 11.308        0
 12/31/2008 11.308  5.004        0
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.625        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.675        0
VISB 2  2.20%
 12/31/2007    N/A 10.907        0
 12/31/2008 10.907  4.812        0
VISB 3  2.60%
 12/31/2007    N/A 10.830        0
 12/31/2008 10.830  4.760        0
VISB 4  2.90%
 12/31/2007    N/A 10.446        0
 12/31/2008 10.446  4.577        3
VISB 5  2.75%
 12/31/2007    N/A 10.730        0
 12/31/2008 10.730  4.709        0
VISB 6  3.05%
 12/31/2007    N/A 10.350        0
 12/31/2008 10.350  4.528        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.863        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.726        0



The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       25

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.811        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.625        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.709        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.760        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.658        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.916        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.777        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.675        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.726        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.794        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.846        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.743        0
VISI 2  1.70%
 12/31/2007    N/A 11.448        0
 12/31/2008 11.448  5.077        6
VISI 3  2.10%
 12/31/2007    N/A 11.169        0
 12/31/2008 11.169  4.933        5
VISI 4  2.40%
 12/31/2007    N/A 10.965        0
 12/31/2008 10.965  4.828        0
VISI 5  2.25%
 12/31/2007    N/A 11.066        0
 12/31/2008 11.066  4.880        0
VISI 6  2.55%
 12/31/2007    N/A 10.864        0
 12/31/2008 10.864  4.777        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.041        2
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.812        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 1  1.65%
 12/31/2007    N/A 11.483        0
 12/31/2008 11.483  5.095        3
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.709        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.760        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.658        0
VISL 2  1.95%
 12/31/2007    N/A 11.273        0
 12/31/2008 11.273  4.987        0
VISL 3  2.35%
 12/31/2007    N/A 10.998        0
 12/31/2008 10.998  4.846        1
VISL 4  2.65%
 12/31/2007    N/A 10.797        0
 12/31/2008 10.797  4.743        0
VISL 5  2.50%
 12/31/2007    N/A 10.897        0
 12/31/2008 10.897  4.794        2
VISL 6  2.80%
 12/31/2007    N/A 10.697        0
 12/31/2008 10.697  4.692        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.951        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.811        0
AZL JPMorgan U.S. Equity Fund
VISB 1  1.90%
 12/31/2007    N/A 12.704        0
 12/31/2008 12.704  7.643        1
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.261        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.311        0
VISB 2  2.20%
 12/31/2007    N/A 12.438        1
 12/31/2008 12.438  7.461        3
VISB 3  2.60%
 12/31/2007    N/A 12.382        0
 12/31/2008 12.382  7.397        4
VISB 4  2.90%
 12/31/2007    N/A 12.123        0
 12/31/2008 12.123  7.221        0
VISB 5  2.75%
 12/31/2007    N/A 12.314        0
 12/31/2008 12.314  7.345        1
VISB 6  3.05%
 12/31/2007    N/A 12.056        0
 12/31/2008 12.056  7.170        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.501        3
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.363        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.449        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.261        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.345        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.397        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.294        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.555        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.414        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.311        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.363        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.432        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.484        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.380        0
VISI 2  1.70%
 12/31/2007    N/A 12.798        2
 12/31/2008 12.798  7.715        3
VISI 3  2.10%
 12/31/2007    N/A 12.611        0
 12/31/2008 12.611  7.572       12
VISI 4  2.40%
 12/31/2007    N/A 12.473        0
 12/31/2008 12.473  7.467        5
VISI 5  2.25%
 12/31/2007    N/A 12.542        0
 12/31/2008 12.542  7.519        8
VISI 6  2.55%
 12/31/2007    N/A 12.404        0
 12/31/2008 12.404  7.414        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.679        9
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.461        2
VISL 1  1.65%
 12/31/2007    N/A 12.821        1
 12/31/2008 12.821  7.733        5
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.345        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.397        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.294        0
VISL 2  1.95%
 12/31/2007    N/A 12.681        0
 12/31/2008 12.681  7.625        0
VISL 3  2.35%
 12/31/2007    N/A 12.496        0
 12/31/2008 12.496  7.484        5
VISL 4  2.65%
 12/31/2007    N/A 12.359        0
 12/31/2008 12.359  7.380        0
VISL 5  2.50%
 12/31/2007    N/A 12.427        0
 12/31/2008 12.427  7.432        0
VISL 6  2.80%
 12/31/2007    N/A 12.291        0
 12/31/2008 12.291  7.328        2
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.590        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.449        0
AZL Money Market Fund
VISB 1  1.90%
 12/31/2007    N/A 10.318       47
 12/31/2008 10.318 10.370      125
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.743        7
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.874        8
VISB 2  2.20%
 12/31/2007    N/A 10.105       49
 12/31/2008 10.105 10.126       77
VISB 3  2.60%
 12/31/2007    N/A  9.828        0
 12/31/2008  9.828  9.809      114
VISB 4  2.90%
 12/31/2007    N/A  9.625        0
 12/31/2008  9.625  9.577       28

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       27

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 5  2.75%
 12/31/2007    N/A  9.726        0
 12/31/2008  9.726  9.692        2
VISB 6  3.05%
 12/31/2007    N/A  9.525        0
 12/31/2008  9.525  9.464      197
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.046        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.007       56
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.233       12
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.743        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.962       13
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.097        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.830        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.510        8
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.142        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.874        1
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.007        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.187       65
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.325        5
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.052       19
VISI 2  1.70%
 12/31/2007    N/A 10.864        0
 12/31/2008 10.864 10.941       52
VISI 3  2.10%
 12/31/2007    N/A 10.525        0
 12/31/2008 10.525 10.557      146
VISI 4  2.40%
 12/31/2007    N/A 10.278        0
 12/31/2008 10.278 10.279       95

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 5  2.25%
 12/31/2007    N/A 10.401        0
 12/31/2008 10.401 10.417       11
VISI 6  2.55%
 12/31/2007    N/A 10.156        0
 12/31/2008 10.156 10.142       17
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.844      119
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.126       42
VISL 1  1.65%
 12/31/2007    N/A 10.907        0
 12/31/2008 10.907 10.990       24
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.962       56
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.097        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.830        0
VISL 2  1.95%
 12/31/2007    N/A 10.651       12
 12/31/2008 10.651 10.700       36
VISL 3  2.35%
 12/31/2007    N/A 10.318        0
 12/31/2008 10.318 10.325      137
VISL 4  2.65%
 12/31/2007    N/A 10.076        0
 12/31/2008 10.076 10.052      102
VISL 5  2.50%
 12/31/2007    N/A 10.197        0
 12/31/2008 10.197 10.187       24
VISL 6  2.80%
 12/31/2007    N/A  9.957        0
 12/31/2008  9.957  9.918        5
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.605       27
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.233       42
AZL NACM International Fund
VISB 1  1.90%
 12/31/2007    N/A  9.439        1
 12/31/2008  9.439  5.102        1
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.009        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.021        0
VISB 2  2.20%
 12/31/2007    N/A  9.409        0
 12/31/2008  9.409  5.070        1

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 3  2.60%
 12/31/2007    N/A  9.395        0
 12/31/2008  9.395  5.042        0
VISB 4  2.90%
 12/31/2007    N/A  9.365        0
 12/31/2008  9.365  5.011        1
VISB 5  2.75%
 12/31/2007    N/A  9.386        0
 12/31/2008  9.386  5.030        1
VISB 6  3.05%
 12/31/2007    N/A  9.356        0
 12/31/2008  9.356  4.999        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.068        5
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.034        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.055        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.009        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.030        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.042        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.017        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.081        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.047        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.021        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.034        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.051        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.064        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.038        0
VISI 2  1.70%
 12/31/2007    N/A  9.452        0
 12/31/2008  9.452  5.119        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 3  2.10%
 12/31/2007    N/A  9.427        0
 12/31/2008  9.427  5.085        3
VISI 4  2.40%
 12/31/2007    N/A  9.408        0
 12/31/2008  9.408  5.059        2
VISI 5  2.25%
 12/31/2007    N/A  9.417        0
 12/31/2008  9.417  5.072        2
VISI 6  2.55%
 12/31/2007    N/A  9.398        0
 12/31/2008  9.398  5.047        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.110        4
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.070        0
VISL 1  1.65%
 12/31/2007    N/A  9.455        0
 12/31/2008  9.455  5.123        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.030        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.042        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.017       35
VISL 2  1.95%
 12/31/2007    N/A  9.436        0
 12/31/2008  9.436  5.098        0
VISL 3  2.35%
 12/31/2007    N/A  9.411        0
 12/31/2008  9.411  5.064        7
VISL 4  2.65%
 12/31/2007    N/A  9.392        0
 12/31/2008  9.392  5.038        0
VISL 5  2.50%
 12/31/2007    N/A  9.401        0
 12/31/2008  9.401  5.051        0
VISL 6  2.80%
 12/31/2007    N/A  9.383        0
 12/31/2008  9.383  5.026        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.089        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.055        0
AZL OCC Opportunity Fund
VISB 1  1.90%
 12/31/2007    N/A 16.205        0
 12/31/2008 16.205  8.402        1
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.807        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       29

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.886        0
VISB 2  2.20%
 12/31/2007    N/A 15.676        1
 12/31/2008 15.676  8.103        3
VISB 3  2.60%
 12/31/2007    N/A 15.574        0
 12/31/2008 15.574  8.019        1
VISB 4  2.90%
 12/31/2007    N/A 15.065        0
 12/31/2008 15.065  7.733        0
VISB 5  2.75%
 12/31/2007    N/A 15.442        0
 12/31/2008 15.442  7.939        0
VISB 6  3.05%
 12/31/2007    N/A 14.938        0
 12/31/2008 14.938  7.656        1
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.181        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.965        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.099        1
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.807        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.939        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.019        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.860        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.263        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.045        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.886        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.965        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.072        6
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.154        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.992        0
VISI 2  1.70%
 12/31/2007    N/A 16.390        0
 12/31/2008 16.390  8.515        0
VISI 3  2.10%
 12/31/2007    N/A 16.022        0
 12/31/2008 16.022  8.291       15
VISI 4  2.40%
 12/31/2007    N/A 15.752        0
 12/31/2008 15.752  8.126        1
VISI 5  2.25%
 12/31/2007    N/A 15.887        0
 12/31/2008 15.887  8.208        0
VISI 6  2.55%
 12/31/2007    N/A 15.618        0
 12/31/2008 15.618  8.045        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.459        3
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.103        0
VISL 1  1.65%
 12/31/2007    N/A 16.437        0
 12/31/2008 16.437  8.544        3
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.939        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.019        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.860        0
VISL 2  1.95%
 12/31/2007    N/A 16.159        0
 12/31/2008 16.159  8.374        0
VISL 3  2.35%
 12/31/2007    N/A 15.797        0
 12/31/2008 15.797  8.154        2
VISL 4  2.65%
 12/31/2007    N/A 15.530        0
 12/31/2008 15.530  7.992        2
VISL 5  2.50%
 12/31/2007    N/A 15.663        0
 12/31/2008 15.663  8.072        2
VISL 6  2.80%
 12/31/2007    N/A 15.398        0
 12/31/2008 15.398  7.912        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.319        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.099        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

AZL Oppenheimer Global Fund
VISB 1  1.90%
 12/31/2007    N/A 14.958        4
 12/31/2008 14.958  8.651        3
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.218        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.276        0
VISB 2  2.20%
 12/31/2007    N/A 14.645        1
 12/31/2008 14.645  8.445        4
VISB 3  2.60%
 12/31/2007    N/A 14.579        0
 12/31/2008 14.579  8.373       10
VISB 4  2.90%
 12/31/2007    N/A 14.274        0
 12/31/2008 14.274  8.173        1
VISB 5  2.75%
 12/31/2007    N/A 14.499        0
 12/31/2008 14.499  8.314        1
VISB 6  3.05%
 12/31/2007    N/A 14.196        0
 12/31/2008 14.196  8.116        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.491        3
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.334        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.432        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.218        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.314        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.373        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.256        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.551        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.392        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.276        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.334        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.412        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.471        2
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.353        0
VISI 2  1.70%
 12/31/2007    N/A 15.069        2
 12/31/2008 15.069  8.733        6
VISI 3  2.10%
 12/31/2007    N/A 14.849        0
 12/31/2008 14.849  8.571       18
VISI 4  2.40%
 12/31/2007    N/A 14.686        0
 12/31/2008 14.686  8.451        1
VISI 5  2.25%
 12/31/2007    N/A 14.767        0
 12/31/2008 14.767  8.511        2
VISI 6  2.55%
 12/31/2007    N/A 14.606        0
 12/31/2008 14.606  8.392        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.692        3
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.445        0
VISL 1  1.65%
 12/31/2007    N/A 15.096        5
 12/31/2008 15.096  8.753       11
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.314        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.373        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.256        0
VISL 2  1.95%
 12/31/2007    N/A 14.931        0
 12/31/2008 14.931  8.631        0
VISL 3  2.35%
 12/31/2007    N/A 14.713        0
 12/31/2008 14.713  8.471       12
VISL 4  2.65%
 12/31/2007    N/A 14.552        0
 12/31/2008 14.552  8.353        0
VISL 5  2.50%
 12/31/2007    N/A 14.633        0
 12/31/2008 14.633  8.412        3
VISL 6  2.80%
 12/31/2007    N/A 14.472        0
 12/31/2008 14.472  8.295        1

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.591        3
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.432        0
AZL Oppenheimer International Growth Fund
VISB 1  1.90%
 12/31/2007    N/A 19.881        0
 12/31/2008 19.881 10.895        2
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.070        1
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.178        0
VISB 2  2.20%
 12/31/2007    N/A 19.176        0
 12/31/2008 19.176 10.477        3
VISB 3  2.60%
 12/31/2007    N/A 19.041        0
 12/31/2008 19.041 10.362        2
VISB 4  2.90%
 12/31/2007    N/A 18.366        0
 12/31/2008 18.366  9.965        3
VISB 5  2.75%
 12/31/2007    N/A 18.866        0
 12/31/2008 18.866 10.251        0
VISB 6  3.05%
 12/31/2007    N/A 18.198        0
 12/31/2008 18.198  9.858        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.587        7
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.288        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.474        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.070        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.251        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.362        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.141        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.702        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.399        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.178        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.288        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.436        3
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.549        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.325        0
VISI 2  1.70%
 12/31/2007    N/A 20.128        1
 12/31/2008 20.128 11.052        5
VISI 3  2.10%
 12/31/2007    N/A 19.637        0
 12/31/2008 19.637 10.740       15
VISI 4  2.40%
 12/31/2007    N/A 19.277        0
 12/31/2008 19.277 10.512        5
VISI 5  2.25%
 12/31/2007    N/A 19.456        0
 12/31/2008 19.456 10.625       12
VISI 6  2.55%
 12/31/2007    N/A 19.100        0
 12/31/2008 19.100 10.399        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.974        4
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.477        0
VISL 1  1.65%
 12/31/2007    N/A 20.190        3
 12/31/2008 20.190 11.092       11
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.251        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.362        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.141        0
VISL 2  1.95%
 12/31/2007    N/A 19.820        0
 12/31/2008 19.820 10.856        1
VISL 3  2.35%
 12/31/2007    N/A 19.337        0
 12/31/2008 19.337 10.549        6
VISL 4  2.65%
 12/31/2007    N/A 18.983        0
 12/31/2008 18.983 10.325        1

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 5  2.50%
 12/31/2007    N/A 19.159        0
 12/31/2008 19.159 10.436        2
VISL 6  2.80%
 12/31/2007    N/A 18.808        0
 12/31/2008 18.808 10.214        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.779        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.474        1
AZL PIMCO Fundamental IndexPLUS Total Return Fund
VISB 1  1.90%
 12/31/2007    N/A 11.557        0
 12/31/2008 11.557  6.706        3
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.512        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.537        0
VISB 2  2.20%
 12/31/2007    N/A 11.451        0
 12/31/2008 11.451  6.625        1
VISB 3  2.60%
 12/31/2007    N/A 11.422        0
 12/31/2008 11.422  6.581        2
VISB 4  2.90%
 12/31/2007    N/A 11.318        0
 12/31/2008 11.318  6.502        0
VISB 5  2.75%
 12/31/2007    N/A 11.394        0
 12/31/2008 11.394  6.555       13
VISB 6  3.05%
 12/31/2007    N/A 11.290        0
 12/31/2008 11.290  6.476        2
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.634        7
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.564        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.608        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.512        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.555        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.581        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.529        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.661        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.590        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.537        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.564        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.599        1
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.626        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.572        0
VISI 2  1.70%
 12/31/2007    N/A 11.596        0
 12/31/2008 11.596  6.742        0
VISI 3  2.10%
 12/31/2007    N/A 11.518        0
 12/31/2008 11.518  6.670        1
VISI 4  2.40%
 12/31/2007    N/A 11.461        0
 12/31/2008 11.461  6.617        2
VISI 5  2.25%
 12/31/2007    N/A 11.490        0
 12/31/2008 11.490  6.643        9
VISI 6  2.55%
 12/31/2007    N/A 11.432        0
 12/31/2008 11.432  6.590        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.724        1
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.625        0
VISL 1  1.65%
 12/31/2007    N/A 11.606        1
 12/31/2008 11.606  6.751        1
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.555        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.581        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.529        0
VISL 2  1.95%
 12/31/2007    N/A 11.547        0
 12/31/2008 11.547  6.697        1

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       33

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 3  2.35%
 12/31/2007    N/A 11.470        0
 12/31/2008 11.470  6.626        1
VISL 4  2.65%
 12/31/2007    N/A 11.413        0
 12/31/2008 11.413  6.572        3
VISL 5  2.50%
 12/31/2007    N/A 11.441        0
 12/31/2008 11.441  6.599        2
VISL 6  2.80%
 12/31/2007    N/A 11.384        0
 12/31/2008 11.384  6.546        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.679        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.608        0
AZL S&P 500 Index Fund
VISB 1  1.90%
 12/31/2007    N/A  9.849        0
 12/31/2008  9.849  6.028       12
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.918        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.933        0
VISB 2  2.20%
 12/31/2007    N/A  9.817        4
 12/31/2008  9.817  5.991       12
VISB 3  2.60%
 12/31/2007    N/A  9.803        0
 12/31/2008  9.803  5.958        5
VISB 4  2.90%
 12/31/2007    N/A  9.771        0
 12/31/2008  9.771  5.921        0
VISB 5  2.75%
 12/31/2007    N/A  9.793        0
 12/31/2008  9.793  5.943        1
VISB 6  3.05%
 12/31/2007    N/A  9.762        0
 12/31/2008  9.762  5.906        4
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.988        7
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.948        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.973        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.918        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.943        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.958        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.928        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.003        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.963        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.933        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.948        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.968       11
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.983        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.953        0
VISI 2  1.70%
 12/31/2007    N/A  9.862        0
 12/31/2008  9.862  6.048        4
VISI 3  2.10%
 12/31/2007    N/A  9.836        0
 12/31/2008  9.836  6.008       16
VISI 4  2.40%
 12/31/2007    N/A  9.816        0
 12/31/2008  9.816  5.978       10
VISI 5  2.25%
 12/31/2007    N/A  9.826        0
 12/31/2008  9.826  5.993       26
VISI 6  2.55%
 12/31/2007    N/A  9.806        0
 12/31/2008  9.806  5.963        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.038       69
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.991        0
VISL 1  1.65%
 12/31/2007    N/A  9.865        0
 12/31/2008  9.865  6.053        4
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.943        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.958        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.928        3
VISL 2  1.95%
 12/31/2007    N/A  9.846        0
 12/31/2008  9.846  6.023        5
VISL 3  2.35%
 12/31/2007    N/A  9.819        0
 12/31/2008  9.819  5.983       20
VISL 4  2.65%
 12/31/2007    N/A  9.799        0
 12/31/2008  9.799  5.953        0
VISL 5  2.50%
 12/31/2007    N/A  9.809        0
 12/31/2008  9.809  5.968        0
VISL 6  2.80%
 12/31/2007    N/A  9.790        0
 12/31/2008  9.790  5.938        5
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.013        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.973        0
AZL Schroder Emerging Markets Equity Fund
VISB 1  1.90%
 12/31/2007    N/A 13.343        6
 12/31/2008 13.343  6.299       10
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.116        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.140        0
VISB 2  2.20%
 12/31/2007    N/A 13.221        3
 12/31/2008 13.221  6.222        8
VISB 3  2.60%
 12/31/2007    N/A 13.187        0
 12/31/2008 13.187  6.182       10
VISB 4  2.90%
 12/31/2007    N/A 13.067        0
 12/31/2008 13.067  6.107        2
VISB 5  2.75%
 12/31/2007    N/A 13.154        0
 12/31/2008 13.154  6.157        4
VISB 6  3.05%
 12/31/2007    N/A 13.035        0
 12/31/2008 13.035  6.083        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.232        4
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.165        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.207        4

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.116        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.157        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.182        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.132        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.257        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.190        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.140        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.165        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.198        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.223        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.173        0
VISI 2  1.70%
 12/31/2007    N/A 13.388        1
 12/31/2008 13.388  6.333        7
VISI 3  2.10%
 12/31/2007    N/A 13.298        0
 12/31/2008 13.298  6.265       13
VISI 4  2.40%
 12/31/2007    N/A 13.232        0
 12/31/2008 13.232  6.215        2
VISI 5  2.25%
 12/31/2007    N/A 13.265        0
 12/31/2008 13.265  6.240       17
VISI 6  2.55%
 12/31/2007    N/A 13.198        0
 12/31/2008 13.198  6.190        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.316        7
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.222        0
VISL 1  1.65%
 12/31/2007    N/A 13.399        6
 12/31/2008 13.399  6.341       18

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.157        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.182        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.132        9
VISL 2  1.95%
 12/31/2007    N/A 13.332        0
 12/31/2008 13.332  6.290        2
VISL 3  2.35%
 12/31/2007    N/A 13.243        0
 12/31/2008 13.243  6.223       11
VISL 4  2.65%
 12/31/2007    N/A 13.176        0
 12/31/2008 13.176  6.173        0
VISL 5  2.50%
 12/31/2007    N/A 13.209        0
 12/31/2008 13.209  6.198        3
VISL 6  2.80%
 12/31/2007    N/A 13.143        0
 12/31/2008 13.143  6.149       14
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.274        2
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.207        0
AZL Schroder International Small Cap Fund
VISB 1  1.90%
 12/31/2007    N/A  9.212        0
 12/31/2008  9.212  4.919        1
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.829        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.841        0
VISB 2  2.20%
 12/31/2007    N/A  9.182        0
 12/31/2008  9.182  4.888        1
VISB 3  2.60%
 12/31/2007    N/A  9.169        0
 12/31/2008  9.169  4.861        9
VISB 4  2.90%
 12/31/2007    N/A  9.139        0
 12/31/2008  9.139  4.831        3
VISB 5  2.75%
 12/31/2007    N/A  9.159        0
 12/31/2008  9.159  4.849        1
VISB 6  3.05%
 12/31/2007    N/A  9.130        0
 12/31/2008  9.130  4.819        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.886       13

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.853        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.874        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.829        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.849        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.861        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.837        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.898        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.865        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.841        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.853        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.870        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.882        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.857        0
VISI 2  1.70%
 12/31/2007    N/A  9.224        1
 12/31/2008  9.224  4.935        6
VISI 3  2.10%
 12/31/2007    N/A  9.199        0
 12/31/2008  9.199  4.902       16
VISI 4  2.40%
 12/31/2007    N/A  9.181        0
 12/31/2008  9.181  4.878        1
VISI 5  2.25%
 12/31/2007    N/A  9.190        0
 12/31/2008  9.190  4.890        8
VISI 6  2.55%
 12/31/2007    N/A  9.172        0
 12/31/2008  9.172  4.865        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.927        3


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.888        0
VISL 1  1.65%
 12/31/2007    N/A  9.227        2
 12/31/2008  9.227  4.939        3
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.849        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.861        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.837        8
VISL 2  1.95%
 12/31/2007    N/A  9.209        0
 12/31/2008  9.209  4.915        0
VISL 3  2.35%
 12/31/2007    N/A  9.184        0
 12/31/2008  9.184  4.882       10
VISL 4  2.65%
 12/31/2007    N/A  9.165        0
 12/31/2008  9.165  4.857        0
VISL 5  2.50%
 12/31/2007    N/A  9.175        0
 12/31/2008  9.175  4.870        1
VISL 6  2.80%
 12/31/2007    N/A  9.156        0
 12/31/2008  9.156  4.845        3
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.906        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  4.874        1
AZL Small Cap Stock Index Fund
VISB 1  1.90%
 12/31/2007    N/A  9.298        5
 12/31/2008  9.298  6.300       11
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.185        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.200        0
VISB 2  2.20%
 12/31/2007    N/A  9.268        2
 12/31/2008  9.268  6.261        3
VISB 3  2.60%
 12/31/2007    N/A  9.254        0
 12/31/2008  9.254  6.226        4
VISB 4  2.90%
 12/31/2007    N/A  9.225        0
 12/31/2008  9.225  6.188        1
VISB 5  2.75%
 12/31/2007    N/A  9.245        0
 12/31/2008  9.245  6.211        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 6  3.05%
 12/31/2007    N/A  9.216        0
 12/31/2008  9.216  6.172        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.258        6
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.216        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.242        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.185        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.211        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.226        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.195        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.273        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.232        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.200        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.216        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.237        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.252        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.221        0
VISI 2  1.70%
 12/31/2007    N/A  9.310        3
 12/31/2008  9.310  6.321       10
VISI 3  2.10%
 12/31/2007    N/A  9.285        0
 12/31/2008  9.285  6.279        7
VISI 4  2.40%
 12/31/2007    N/A  9.267        0
 12/31/2008  9.267  6.247        3
VISI 5  2.25%
 12/31/2007    N/A  9.276        0
 12/31/2008  9.276  6.263        5

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 6  2.55%
 12/31/2007    N/A  9.257        0
 12/31/2008  9.257  6.232        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.310       14
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.261        0
VISL 1  1.65%
 12/31/2007    N/A  9.314        0
 12/31/2008  9.314  6.326        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.211        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.226        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.195        5
VISL 2  1.95%
 12/31/2007    N/A  9.295        0
 12/31/2008  9.295  6.294        1
VISL 3  2.35%
 12/31/2007    N/A  9.270        0
 12/31/2008  9.270  6.252       10
VISL 4  2.65%
 12/31/2007    N/A  9.251        0
 12/31/2008  9.251  6.221        0
VISL 5  2.50%
 12/31/2007    N/A  9.261        0
 12/31/2008  9.261  6.237        1
VISL 6  2.80%
 12/31/2007    N/A  9.242        0
 12/31/2008  9.242  6.206       13
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.284        8
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.242        0
AZL TargetPLUS Balanced Fund
VISB 1  1.90%
 12/31/2007    N/A 10.083       10
 12/31/2008 10.083  7.478       11
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.342        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.360        0
VISB 2  2.20%
 12/31/2007    N/A 10.050        0
 12/31/2008 10.050  7.432        0
VISB 3  2.60%
 12/31/2007    N/A 10.035        0
 12/31/2008 10.035  7.391       29

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 4  2.90%
 12/31/2007    N/A 10.003        0
 12/31/2008 10.003  7.345        1
VISB 5  2.75%
 12/31/2007    N/A 10.025        0
 12/31/2008 10.025  7.373       10
VISB 6  3.05%
 12/31/2007    N/A  9.993        0
 12/31/2008  9.993  7.327        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.428       10
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.379        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.410        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.342        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.373        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.391        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.354        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.447        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.397        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.360        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.379        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.404        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.422        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.385        0
VISI 2  1.70%
 12/31/2007    N/A 10.096        0
 12/31/2008 10.096  7.503       11
VISI 3  2.10%
 12/31/2007    N/A 10.069        0
 12/31/2008 10.069  7.453        6


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 4  2.40%
 12/31/2007    N/A 10.049        0
 12/31/2008 10.049  7.416       11
VISI 5  2.25%
 12/31/2007    N/A 10.059        0
 12/31/2008 10.059  7.435       23
VISI 6  2.55%
 12/31/2007    N/A 10.039        0
 12/31/2008 10.039  7.397        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.491        7
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.432        0
VISL 1  1.65%
 12/31/2007    N/A 10.100        4
 12/31/2008 10.100  7.510        8
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.373        2
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.391        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.354        0
VISL 2  1.95%
 12/31/2007    N/A 10.079        0
 12/31/2008 10.079  7.472        0
VISL 3  2.35%
 12/31/2007    N/A 10.052        0
 12/31/2008 10.052  7.422        7
VISL 4  2.65%
 12/31/2007    N/A 10.032        0
 12/31/2008 10.032  7.385        0
VISL 5  2.50%
 12/31/2007    N/A 10.042        0
 12/31/2008 10.042  7.404        0
VISL 6  2.80%
 12/31/2007    N/A 10.022        0
 12/31/2008 10.022  7.367        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.460       23
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.410        0
AZL TargetPLUS Equity Fund
VISB 1  1.90%
 12/31/2007    N/A 10.472        0
 12/31/2008 10.472  5.289        0
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.183        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.188        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 2  2.20%
 12/31/2007    N/A 10.443        3
 12/31/2008 10.443  5.258        3
VISB 3  2.60%
 12/31/2007    N/A 10.404        0
 12/31/2008 10.404  5.217        5
VISB 4  2.90%
 12/31/2007    N/A 10.374        0
 12/31/2008 10.374  5.187        0
VISB 5  2.75%
 12/31/2007    N/A 10.389        0
 12/31/2008 10.389  5.202        0
VISB 6  3.05%
 12/31/2007    N/A 10.360        0
 12/31/2008 10.360  5.172        4
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.246        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.204        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.234        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.183        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.203        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.219        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.188        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.270        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.219        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.188        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.204        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.225        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.241        2
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.209        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 2  1.70%
 12/31/2007    N/A 10.492        0
 12/31/2008 10.492  5.310        0
VISI 3  2.10%
 12/31/2007    N/A 10.450        0
 12/31/2008 10.450  5.267        9
VISI 4  2.40%
 12/31/2007    N/A 10.418        0
 12/31/2008 10.418  5.235        0
VISI 5  2.25%
 12/31/2007    N/A 10.434        0
 12/31/2008 10.434  5.251        7
VISI 6  2.55%
 12/31/2007    N/A 10.402        0
 12/31/2008 10.402  5.219        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.306        5
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.258        0
VISL 1  1.65%
 12/31/2007    N/A 10.498        3
 12/31/2008 10.498  5.315       12
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.203        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.219        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.188        0
VISL 2  1.95%
 12/31/2007    N/A 10.466        0
 12/31/2008 10.466  5.283        1
VISL 3  2.35%
 12/31/2007    N/A 10.424        0
 12/31/2008 10.424  5.241       10
VISL 4  2.65%
 12/31/2007    N/A 10.392        0
 12/31/2008 10.392  5.209        4
VISL 5  2.50%
 12/31/2007    N/A 10.408        0
 12/31/2008 10.408  5.225        1
VISL 6  2.80%
 12/31/2007    N/A 10.376        0
 12/31/2008 10.376  5.193        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.280        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.234        0
AZL TargetPLUS Growth Fund
VISB 1  1.90%
 12/31/2007    N/A  9.906       11
 12/31/2008  9.906  5.892       37

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.785        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.799        0
VISB 2  2.20%
 12/31/2007    N/A  9.874        3
 12/31/2008  9.874  5.856       13
VISB 3  2.60%
 12/31/2007    N/A  9.859        0
 12/31/2008  9.859  5.823       26
VISB 4  2.90%
 12/31/2007    N/A  9.828        0
 12/31/2008  9.828  5.787        1
VISB 5  2.75%
 12/31/2007    N/A  9.850        0
 12/31/2008  9.850  5.809        7
VISB 6  3.05%
 12/31/2007    N/A  9.818        0
 12/31/2008  9.818  5.773        2
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.853        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.814        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.838        1
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.785        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.809        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.823        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.794        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.867        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.828        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.799        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.814        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.833        1

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.848        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.819        0
VISI 2  1.70%
 12/31/2007    N/A  9.919       15
 12/31/2008  9.919  5.912       28
VISI 3  2.10%
 12/31/2007    N/A  9.893        0
 12/31/2008  9.893  5.872       33
VISI 4  2.40%
 12/31/2007    N/A  9.873        0
 12/31/2008  9.873  5.843        6
VISI 5  2.25%
 12/31/2007    N/A  9.883        0
 12/31/2008  9.883  5.858        9
VISI 6  2.55%
 12/31/2007    N/A  9.863        0
 12/31/2008  9.863  5.828        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.902        2
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.856        0
VISL 1  1.65%
 12/31/2007    N/A  9.923        0
 12/31/2008  9.923  5.917        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.809        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.823        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.794        0
VISL 2  1.95%
 12/31/2007    N/A  9.903        3
 12/31/2008  9.903  5.887       14
VISL 3  2.35%
 12/31/2007    N/A  9.876        0
 12/31/2008  9.876  5.848       97
VISL 4  2.65%
 12/31/2007    N/A  9.856        0
 12/31/2008  9.856  5.819        1
VISL 5  2.50%
 12/31/2007    N/A  9.866        0
 12/31/2008  9.866  5.833       10
VISL 6  2.80%
 12/31/2007    N/A  9.846        0
 12/31/2008  9.846  5.804        8
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.877        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.838        0
AZL TargetPLUS Moderate Fund
VISB 1  1.90%
 12/31/2007    N/A 10.046        0
 12/31/2008 10.046  6.666        0
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.544        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.561        0
VISB 2  2.20%
 12/31/2007    N/A 10.014        0
 12/31/2008 10.014  6.625        3
VISB 3  2.60%
 12/31/2007    N/A  9.999        0
 12/31/2008  9.999  6.588       66
VISB 4  2.90%
 12/31/2007    N/A  9.967        0
 12/31/2008  9.967  6.547        0
VISB 5  2.75%
 12/31/2007    N/A  9.989        0
 12/31/2008  9.989  6.572        0
VISB 6  3.05%
 12/31/2007    N/A  9.957        0
 12/31/2008  9.957  6.531        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.621        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.577        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.605       16
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.544        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.572        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.588        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.555        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.638        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.594        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.561        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.577        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.599        4
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.616        4
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.583        0
VISI 2  1.70%
 12/31/2007    N/A 10.059        0
 12/31/2008 10.059  6.688       11
VISI 3  2.10%
 12/31/2007    N/A 10.032        0
 12/31/2008 10.032  6.643       25
VISI 4  2.40%
 12/31/2007    N/A 10.012        0
 12/31/2008 10.012  6.610        0
VISI 5  2.25%
 12/31/2007    N/A 10.022        0
 12/31/2008 10.022  6.627       50
VISI 6  2.55%
 12/31/2007    N/A 10.002        0
 12/31/2008 10.002  6.594       11
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.677        4
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.625        0
VISL 1  1.65%
 12/31/2007    N/A 10.063        0
 12/31/2008 10.063  6.694        1
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.572        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.588        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.555        0
VISL 2  1.95%
 12/31/2007    N/A 10.043        0
 12/31/2008 10.043  6.660        5
VISL 3  2.35%
 12/31/2007    N/A 10.016        0
 12/31/2008 10.016  6.616        7
VISL 4  2.65%
 12/31/2007    N/A  9.995        0
 12/31/2008  9.995  6.583        1
VISL 5  2.50%
 12/31/2007    N/A 10.005        0
 12/31/2008 10.005  6.599        7

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 6  2.80%
 12/31/2007    N/A  9.985        0
 12/31/2008  9.985  6.566        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.649        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.605        0
AZL Turner Quantitative Small Cap Growth Fund
VISB 1  1.90%
 12/31/2007    N/A 12.602        0
 12/31/2008 12.602  7.005        0
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.727        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.764        0
VISB 2  2.20%
 12/31/2007    N/A 12.413        0
 12/31/2008 12.413  6.878        1
VISB 3  2.60%
 12/31/2007    N/A 12.369        0
 12/31/2008 12.369  6.827        5
VISB 4  2.90%
 12/31/2007    N/A 12.183        0
 12/31/2008 12.183  6.704        0
VISB 5  2.75%
 12/31/2007    N/A 12.319        0
 12/31/2008 12.319  6.789        1
VISB 6  3.05%
 12/31/2007    N/A 12.134        0
 12/31/2008 12.134  6.667        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.902        3
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.801        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.864        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.727        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.789        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.827        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.752        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.941        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.839        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.764        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.801        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.852        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.890        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.814        0
VISI 2  1.70%
 12/31/2007    N/A 12.670        0
 12/31/2008 12.670  7.056        0
VISI 3  2.10%
 12/31/2007    N/A 12.535        0
 12/31/2008 12.535  6.953        2
VISI 4  2.40%
 12/31/2007    N/A 12.435        0
 12/31/2008 12.435  6.877        1
VISI 5  2.25%
 12/31/2007    N/A 12.485        0
 12/31/2008 12.485  6.915        4
VISI 6  2.55%
 12/31/2007    N/A 12.385        0
 12/31/2008 12.385  6.839        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.031       10
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.878        0
VISL 1  1.65%
 12/31/2007    N/A 12.687        0
 12/31/2008 12.687  7.069        1
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.789        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.827        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.752        0
VISL 2  1.95%
 12/31/2007    N/A 12.585        0
 12/31/2008 12.585  6.992        1
VISL 3  2.35%
 12/31/2007    N/A 12.452        0
 12/31/2008 12.452  6.890        5

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 4  2.65%
 12/31/2007    N/A 12.352        0
 12/31/2008 12.352  6.814        0
VISL 5  2.50%
 12/31/2007    N/A 12.402        0
 12/31/2008 12.402  6.852        1
VISL 6  2.80%
 12/31/2007    N/A 12.303        0
 12/31/2008 12.303  6.777        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.966        6
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.864        1
AZL Van Kampen Comstock Fund
VISB 1  1.90%
 12/31/2007    N/A 11.979        0
 12/31/2008 11.979  7.500        2
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.893        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.973        0
VISB 2  2.20%
 12/31/2007    N/A 11.518        0
 12/31/2008 11.518  7.190        2
VISB 3  2.60%
 12/31/2007    N/A 11.432        0
 12/31/2008 11.432  7.108        0
VISB 4  2.90%
 12/31/2007    N/A 10.993        0
 12/31/2008 10.993  6.814        0
VISB 5  2.75%
 12/31/2007    N/A 11.318        0
 12/31/2008 11.318  7.027        1
VISB 6  3.05%
 12/31/2007    N/A 10.883        0
 12/31/2008 10.883  6.736        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.274        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.054        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.190        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.893        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.026        0
VISC 3 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.108        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.946        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.358        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.135        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.973        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.054        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.163        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.246        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.081        0
VISI 2  1.70%
 12/31/2007    N/A 12.140        0
 12/31/2008 12.140  7.616        0
VISI 3  2.10%
 12/31/2007    N/A 11.820        0
 12/31/2008 11.820  7.386       19
VISI 4  2.40%
 12/31/2007    N/A 11.586        0
 12/31/2008 11.586  7.218        1
VISI 5  2.25%
 12/31/2007    N/A 11.703        0
 12/31/2008 11.703  7.301        7
VISI 6  2.55%
 12/31/2007    N/A 11.471        0
 12/31/2008 11.471  7.135        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.558        5
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.190        0
VISL 1  1.65%
 12/31/2007    N/A 12.181        0
 12/31/2008 12.181  7.646        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.026        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.108        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.946        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 2  1.95%
 12/31/2007    N/A 11.939        0
 12/31/2008 11.939  7.472        1
VISL 3  2.35%
 12/31/2007    N/A 11.625        0
 12/31/2008 11.625  7.246        3
VISL 4  2.65%
 12/31/2007    N/A 11.394        0
 12/31/2008 11.394  7.081        0
VISL 5  2.50%
 12/31/2007    N/A 11.509        0
 12/31/2008 11.509  7.163        2
VISL 6  2.80%
 12/31/2007    N/A 11.281        0
 12/31/2008 11.281  7.000        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.414        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.190        0
AZL Van Kampen Equity and Income Fund
VISB 1  1.90%
 12/31/2007    N/A 12.599        3
 12/31/2008 12.599  9.404       15
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.934        3
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.996        0
VISB 2  2.20%
 12/31/2007    N/A 12.335        1
 12/31/2008 12.335  9.180        8
VISB 3  2.60%
 12/31/2007    N/A 12.279        0
 12/31/2008 12.279  9.101       17
VISB 4  2.90%
 12/31/2007    N/A 12.022        0
 12/31/2008 12.022  8.884        0
VISB 5  2.75%
 12/31/2007    N/A 12.211        0
 12/31/2008 12.211  9.038        1
VISB 6  3.05%
 12/31/2007    N/A 11.956        0
 12/31/2008 11.956  8.822        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.230        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.059        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.165        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.934        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.038        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.101        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.975        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.295        1
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.123        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.996        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.059        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.144        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.208        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.080        0
VISI 2  1.70%
 12/31/2007    N/A 12.691        0
 12/31/2008 12.691  9.492        3
VISI 3  2.10%
 12/31/2007    N/A 12.506        0
 12/31/2008 12.506  9.317       31
VISI 4  2.40%
 12/31/2007    N/A 12.369        0
 12/31/2008 12.369  9.187        0
VISI 5  2.25%
 12/31/2007    N/A 12.438        0
 12/31/2008 12.438  9.252        5
VISI 6  2.55%
 12/31/2007    N/A 12.301        0
 12/31/2008 12.301  9.123        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.448       25
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.180        0
VISL 1  1.65%
 12/31/2007    N/A 12.715        1
 12/31/2008 12.715  9.515        1
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.038        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.101        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.975        0
VISL 2  1.95%
 12/31/2007    N/A 12.575        0
 12/31/2008 12.575  9.382        0
VISL 3  2.35%
 12/31/2007    N/A 12.392        0
 12/31/2008 12.392  9.208        3
VISL 4  2.65%
 12/31/2007    N/A 12.256        0
 12/31/2008 12.256  9.080        0
VISL 5  2.50%
 12/31/2007    N/A 12.324        0
 12/31/2008 12.324  9.144        1
VISL 6  2.80%
 12/31/2007    N/A 12.189        0
 12/31/2008 12.189  9.017        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.339        5
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.165        0
AZL Van Kampen Global Franchise Fund
VISB 1  1.90%
 12/31/2007    N/A 18.912        3
 12/31/2008 18.912 13.255        3
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.453        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.559        0
VISB 2  2.20%
 12/31/2007    N/A 18.404        0
 12/31/2008 18.404 12.861        0
VISB 3  2.60%
 12/31/2007    N/A 18.303        0
 12/31/2008 18.303 12.739        1
VISB 4  2.90%
 12/31/2007    N/A 17.812        0
 12/31/2008 17.812 12.359        0
VISB 5  2.75%
 12/31/2007    N/A 18.176        0
 12/31/2008 18.176 12.631        1
VISB 6  3.05%
 12/31/2007    N/A 17.687        0
 12/31/2008 17.687 12.255        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.958        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.667        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.848        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.453        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.631        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.739        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.524        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.068        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.775        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.559        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.667        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.811        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.921        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.703        0
VISI 2  1.70%
 12/31/2007    N/A 19.090        1
 12/31/2008 19.090 13.407        2
VISI 3  2.10%
 12/31/2007    N/A 18.736        0
 12/31/2008 18.736 13.105       12
VISI 4  2.40%
 12/31/2007    N/A 18.475        0
 12/31/2008 18.475 12.884        3
VISI 5  2.25%
 12/31/2007    N/A 18.605        0
 12/31/2008 18.605 12.994        2
VISI 6  2.55%
 12/31/2007    N/A 18.346        0
 12/31/2008 18.346 12.775        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.331       20
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.861        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 1  1.65%
 12/31/2007    N/A 19.135        0
 12/31/2008 19.135 13.445        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.631        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.739        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.524        0
VISL 2  1.95%
 12/31/2007    N/A 18.868        0
 12/31/2008 18.868 13.218        1
VISL 3  2.35%
 12/31/2007    N/A 18.519        0
 12/31/2008 18.519 12.921        4
VISL 4  2.65%
 12/31/2007    N/A 18.261        0
 12/31/2008 18.261 12.703        1
VISL 5  2.50%
 12/31/2007    N/A 18.389        0
 12/31/2008 18.389 12.811        0
VISL 6  2.80%
 12/31/2007    N/A 18.133        0
 12/31/2008 18.133 12.595        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.143        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.848        0
AZL Van Kampen Global Real Estate Fund
VISB 1  1.90%
 12/31/2007    N/A 10.761        4
 12/31/2008 10.761  5.719        7
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.554        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.575        0
VISB 2  2.20%
 12/31/2007    N/A 10.663        0
 12/31/2008 10.663  5.650        1
VISB 3  2.60%
 12/31/2007    N/A 10.636        0
 12/31/2008 10.636  5.613       11
VISB 4  2.90%
 12/31/2007    N/A 10.539        0
 12/31/2008 10.539  5.545        1
VISB 5  2.75%
 12/31/2007    N/A 10.609        0
 12/31/2008 10.609  5.590        7
VISB 6  3.05%
 12/31/2007    N/A 10.512        0
 12/31/2008 10.512  5.523        5

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.658        2
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.598        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.635        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.554        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.590        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.613        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.568        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.681        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.620        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.575        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.598        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.628        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.651        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.605        0
VISI 2  1.70%
 12/31/2007    N/A 10.797        1
 12/31/2008 10.797  5.750        1
VISI 3  2.10%
 12/31/2007    N/A 10.725        0
 12/31/2008 10.725  5.689       14
VISI 4  2.40%
 12/31/2007    N/A 10.671        0
 12/31/2008 10.671  5.643        5
VISI 5  2.25%
 12/31/2007    N/A 10.698        0
 12/31/2008 10.698  5.666        9
VISI 6  2.55%
 12/31/2007    N/A 10.645        0
 12/31/2008 10.645  5.620        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.735       12
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.650        0
VISL 1  1.65%
 12/31/2007    N/A 10.806        1
 12/31/2008 10.806  5.758        3
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.590        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.613        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.568        7
VISL 2  1.95%
 12/31/2007    N/A 10.752        0
 12/31/2008 10.752  5.711        3
VISL 3  2.35%
 12/31/2007    N/A 10.680        0
 12/31/2008 10.680  5.651        8
VISL 4  2.65%
 12/31/2007    N/A 10.627        0
 12/31/2008 10.627  5.605        0
VISL 5  2.50%
 12/31/2007    N/A 10.653        0
 12/31/2008 10.653  5.628        1
VISL 6  2.80%
 12/31/2007    N/A 10.600        0
 12/31/2008 10.600  5.583        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.696        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.635        2
AZL Van Kampen Growth and Income Fund
VISB 1  1.90%
 12/31/2007    N/A 13.822        1
 12/31/2008 13.822  9.106        1
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.368        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.465        0
VISB 2  2.20%
 12/31/2007    N/A 13.291        0
 12/31/2008 13.291  8.729        1
VISB 3  2.60%
 12/31/2007    N/A 13.191        0
 12/31/2008 13.191  8.629        1
VISB 4  2.90%
 12/31/2007    N/A 12.684        0
 12/31/2008 12.684  8.272        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       47

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 5  2.75%
 12/31/2007    N/A 13.060        0
 12/31/2008 13.060  8.530        1
VISB 6  3.05%
 12/31/2007    N/A 12.557        0
 12/31/2008 12.557  8.178        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.830        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.563        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.729        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.368        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.530        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.629        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.433        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.932        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.662        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.465        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.563        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.696        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.796        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.596        0
VISI 2  1.70%
 12/31/2007    N/A 14.008        0
 12/31/2008 14.008  9.246        0
VISI 3  2.10%
 12/31/2007    N/A 13.639        0
 12/31/2008 13.639  8.967        9
VISI 4  2.40%
 12/31/2007    N/A 13.368        0
 12/31/2008 13.368  8.763        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 5  2.25%
 12/31/2007    N/A 13.503        0
 12/31/2008 13.503  8.864        3
VISI 6  2.55%
 12/31/2007    N/A 13.235        0
 12/31/2008 13.235  8.662        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.176        0
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.729        0
VISL 1  1.65%
 12/31/2007    N/A 14.055        0
 12/31/2008 14.055  9.282        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.530        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.629        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.433       18
VISL 2  1.95%
 12/31/2007    N/A 13.776        0
 12/31/2008 13.776  9.071        1
VISL 3  2.35%
 12/31/2007    N/A 13.413        0
 12/31/2008 13.413  8.796        8
VISL 4  2.65%
 12/31/2007    N/A 13.147        0
 12/31/2008 13.147  8.596        0
VISL 5  2.50%
 12/31/2007    N/A 13.279        0
 12/31/2008 13.279  8.696        3
VISL 6  2.80%
 12/31/2007    N/A 13.016        0
 12/31/2008 13.016  8.498        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.001        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.729        1
AZL Van Kampen Mid Cap Growth Fund
VISB 1  1.90%
 12/31/2007    N/A 15.661        1
 12/31/2008 15.661  7.910        7
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.270        1
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.354        0
VISB 2  2.20%
 12/31/2007    N/A 15.059        5
 12/31/2008 15.059  7.583        7

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 3  2.60%
 12/31/2007    N/A 14.946        0
 12/31/2008 14.946  7.497       16
VISB 4  2.90%
 12/31/2007    N/A 14.372        0
 12/31/2008 14.372  7.187        0
VISB 5  2.75%
 12/31/2007    N/A 14.797        0
 12/31/2008 14.797  7.411        4
VISB 6  3.05%
 12/31/2007    N/A 14.228        0
 12/31/2008 14.228  7.104        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.671        2
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.439        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.583        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.270        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.411        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.497        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.326        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.760        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.525        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.354        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.439        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.554        1
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.642        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.468        0
VISI 2  1.70%
 12/31/2007    N/A 15.872        1
 12/31/2008 15.872  8.033        3

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 3  2.10%
 12/31/2007    N/A 15.454        0
 12/31/2008 15.454  7.790       61
VISI 4  2.40%
 12/31/2007    N/A 15.147        0
 12/31/2008 15.147  7.613        2
VISI 5  2.25%
 12/31/2007    N/A 15.300        0
 12/31/2008 15.300  7.701        5
VISI 6  2.55%
 12/31/2007    N/A 14.996        0
 12/31/2008 14.996  7.525        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.971       12
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.583        0
VISL 1  1.65%
 12/31/2007    N/A 15.925        1
 12/31/2008 15.925  8.064        3
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.411        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.497        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.326        0
VISL 2  1.95%
 12/31/2007    N/A 15.609        0
 12/31/2008 15.609  7.880        0
VISL 3  2.35%
 12/31/2007    N/A 15.198        0
 12/31/2008 15.198  7.642       10
VISL 4  2.65%
 12/31/2007    N/A 14.897        0
 12/31/2008 14.897  7.468        0
VISL 5  2.50%
 12/31/2007    N/A 15.046        0
 12/31/2008 15.046  7.554        4
VISL 6  2.80%
 12/31/2007    N/A 14.748        0
 12/31/2008 14.748  7.382        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.820        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.583        3
BlackRock Global Allocation V.I. Fund
VISB 1  1.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.893        1
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.835        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.843        0
VISB 2  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.877        1
VISB 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.856       20
VISB 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.840        2
VISB 5  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.848        0
VISB 6  3.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.832        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.872       18
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.851        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.864        6
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.835        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.848        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.856        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.840        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.880        3
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.858        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.843        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.851        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.861       11
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.869        2

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.853        0
VISI 2  1.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.903        4
VISI 3  2.10%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.882       35
VISI 4  2.40%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.866        5
VISI 5  2.25%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.874       11
VISI 6  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.858        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.898       23
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.877        0
VISL 1  1.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.906        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.848        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.856        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.840        0
VISL 2  1.95%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.890        0
VISL 3  2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.869       59
VISL 4  2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.853        8
VISL 5  2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.861       11
VISL 6  2.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.845        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.885       38
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.864        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

Davis VA Financial Portfolio
VISB 1  1.90%
 12/31/2007    N/A 12.015        1
 12/31/2008 12.015  6.323        2
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.259        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.357        0
VISB 2  2.20%
 12/31/2007    N/A 11.767        0
 12/31/2008 11.767  6.174        0
VISB 3  2.60%
 12/31/2007    N/A 11.444        0
 12/31/2008 11.444  5.980        1
VISB 4  2.90%
 12/31/2007    N/A 11.208        0
 12/31/2008 11.208  5.839        1
VISB 5  2.75%
 12/31/2007    N/A 11.325        0
 12/31/2008 11.325  5.909        4
VISB 6  3.05%
 12/31/2007    N/A 11.091        0
 12/31/2008 11.091  5.770        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.125        0
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.456        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.624        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.259        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.423        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.523        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.324        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.831        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.557        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.357        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.456        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.591        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.693        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.490        0
VISI 2  1.70%
 12/31/2007    N/A 15.460        0
 12/31/2008 15.460  8.152        0
VISI 3  2.10%
 12/31/2007    N/A 14.978        0
 12/31/2008 14.978  7.866       10
VISI 4  2.40%
 12/31/2007    N/A 14.626        0
 12/31/2008 14.626  7.659        3
VISI 5  2.25%
 12/31/2007    N/A 14.801        0
 12/31/2008 14.801  7.762        3
VISI 6  2.55%
 12/31/2007    N/A 14.454        0
 12/31/2008 14.454  7.557        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  8.080        1
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.174        0
VISL 1  1.65%
 12/31/2007    N/A 15.522        0
 12/31/2008 15.522  8.189        1
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.423        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.523        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.324        0
VISL 2  1.95%
 12/31/2007    N/A 15.157        0
 12/31/2008 15.157  7.972        0
VISL 3  2.35%
 12/31/2007    N/A 14.684        0
 12/31/2008 14.684  7.693        5
VISL 4  2.65%
 12/31/2007    N/A 14.340        0
 12/31/2008 14.340  7.490        0
VISL 5  2.50%
 12/31/2007    N/A 14.511        0
 12/31/2008 14.511  7.591        1
VISL 6  2.80%
 12/31/2007    N/A 14.170        0
 12/31/2008 14.170  7.390        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       51

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.902        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.624        0
Franklin High Income Securities Fund
VISB 1  1.90%
 12/31/2007    N/A 23.111        0
 12/31/2008 23.111 17.374        4
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.938        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.362        0
VISB 2  2.20%
 12/31/2007    N/A 20.627        1
 12/31/2008 20.627 15.460        2
VISB 3  2.60%
 12/31/2007    N/A 20.264        0
 12/31/2008 20.264 15.127        2
VISB 4  2.90%
 12/31/2007    N/A 18.065        0
 12/31/2008 18.065 13.445        0
VISB 5  2.75%
 12/31/2007    N/A 19.701        0
 12/31/2008 19.701 14.685        0
VISB 6  3.05%
 12/31/2007    N/A 17.558        0
 12/31/2008 17.558 13.048        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.680        2
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.798        2
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.555        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.938        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.651        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.097        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.219        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 16.515        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.248        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.362        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.798        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.401        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.869        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.947        0
VISI 2  1.70%
 12/31/2007    N/A 23.984        0
 12/31/2008 23.984 18.066        2
VISI 3  2.10%
 12/31/2007    N/A 22.233        0
 12/31/2008 22.233 16.680        3
VISI 4  2.40%
 12/31/2007    N/A 21.004        0
 12/31/2008 21.004 15.711        0
VISI 5  2.25%
 12/31/2007    N/A 21.610        0
 12/31/2008 21.610 16.188        3
VISI 6  2.55%
 12/31/2007    N/A 20.416        0
 12/31/2008 20.416 15.248        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.709        7
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.460        0
VISL 1  1.65%
 12/31/2007    N/A 24.212        0
 12/31/2008 24.212 18.247        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.651        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.097        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.219        0
VISL 2  1.95%
 12/31/2007    N/A 22.874        0
 12/31/2008 22.874 17.187        0
VISL 3  2.35%
 12/31/2007    N/A 21.204        0
 12/31/2008 21.204 15.869        5
VISL 4  2.65%
 12/31/2007    N/A 20.032        0
 12/31/2008 20.032 14.947        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 5  2.50%
 12/31/2007    N/A 20.610        0
 12/31/2008 20.610 15.401        1
VISL 6  2.80%
 12/31/2007    N/A 19.471        0
 12/31/2008 19.471 14.506        2
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 16.848        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.555        0
Franklin Income Securities Fund
VISB 1  1.90%
 12/31/2007    N/A 44.144        2
 12/31/2008 44.144 30.467        3
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 24.442        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.185        0
VISB 2  2.20%
 12/31/2007    N/A 39.399        1
 12/31/2008 39.399 27.110        1
VISB 3  2.60%
 12/31/2007    N/A 38.706        0
 12/31/2008 38.706 26.527        5
VISB 4  2.90%
 12/31/2007    N/A 34.505        0
 12/31/2008 34.505 23.576        6
VISB 5  2.75%
 12/31/2007    N/A 37.631        0
 12/31/2008 37.631 25.751        0
VISB 6  3.05%
 12/31/2007    N/A 33.538        0
 12/31/2008 33.538 22.881        2
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.497        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.950        1
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.277        2
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 24.442        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.692        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.473        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 24.935        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 28.960        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.738        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.185        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.950        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.007        2
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.827        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.210        0
VISI 2  1.70%
 12/31/2007    N/A 45.811        1
 12/31/2008 45.811 31.680        6
VISI 3  2.10%
 12/31/2007    N/A 42.467        0
 12/31/2008 42.467 29.250       41
VISI 4  2.40%
 12/31/2007    N/A 40.120        0
 12/31/2008 40.120 27.551        5
VISI 5  2.25%
 12/31/2007    N/A 41.276        0
 12/31/2008 41.276 28.388        3
VISI 6  2.55%
 12/31/2007    N/A 38.995        0
 12/31/2008 38.995 26.738        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 31.055       40
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.110        0
VISL 1  1.65%
 12/31/2007    N/A 46.247        4
 12/31/2008 46.247 31.998        8
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.692        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.473        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 24.935        0
VISL 2  1.95%
 12/31/2007    N/A 43.691        0
 12/31/2008 43.691 30.139        1


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 3  2.35%
 12/31/2007    N/A 40.502        0
 12/31/2008 40.502 27.827       11
VISL 4  2.65%
 12/31/2007    N/A 38.263        0
 12/31/2008 38.263 26.210        1
VISL 5  2.50%
 12/31/2007    N/A 39.367        0
 12/31/2008 39.367 27.007        3
VISL 6  2.80%
 12/31/2007    N/A 37.191        0
 12/31/2008 37.191 25.437        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 29.544        3
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.277        0
Franklin Templeton VIP Founding Funds Allocation Fund
VISB 1  1.90%
 12/31/2007    N/A  9.223        5
 12/31/2008  9.223  5.803       55
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.708        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.721        0
VISB 2  2.20%
 12/31/2007    N/A  9.203       68
 12/31/2008  9.203  5.773       68
VISB 3  2.60%
 12/31/2007    N/A  9.191        0
 12/31/2008  9.191  5.743      116
VISB 4  2.90%
 12/31/2007    N/A  9.171        0
 12/31/2008  9.171  5.713      173
VISB 5  2.75%
 12/31/2007    N/A  9.185        0
 12/31/2008  9.185  5.730       26
VISB 6  3.05%
 12/31/2007    N/A  9.164        0
 12/31/2008  9.164  5.700       15
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.769        5
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.734        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.755        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.708        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.729        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.742        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.717        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.781        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.747        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.721        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.734        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.751        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.764        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.738        0
VISI 2  1.70%
 12/31/2007    N/A  9.232        2
 12/31/2008  9.232  5.821       43
VISI 3  2.10%
 12/31/2007    N/A  9.214        0
 12/31/2008  9.214  5.786      138
VISI 4  2.40%
 12/31/2007    N/A  9.200        0
 12/31/2008  9.200  5.760       45
VISI 5  2.25%
 12/31/2007    N/A  9.207        0
 12/31/2008  9.207  5.773       54
VISI 6  2.55%
 12/31/2007    N/A  9.194        0
 12/31/2008  9.194  5.747        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.812       30
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.773        9
VISL 1  1.65%
 12/31/2007    N/A  9.235        8
 12/31/2008  9.235  5.825       47
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.729        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.742        7


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.717       14
VISL 2  1.95%
 12/31/2007    N/A  9.221        2
 12/31/2008  9.221  5.799        6
VISL 3  2.35%
 12/31/2007    N/A  9.203        0
 12/31/2008  9.203  5.764       57
VISL 4  2.65%
 12/31/2007    N/A  9.189        0
 12/31/2008  9.189  5.738        2
VISL 5  2.50%
 12/31/2007    N/A  9.196        0
 12/31/2008  9.196  5.751       29
VISL 6  2.80%
 12/31/2007    N/A  9.182        0
 12/31/2008  9.182  5.726       22
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.790        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.755        1
Franklin U.S. Government Fund
VISB 1  1.90%
 12/31/2007    N/A 23.866        0
 12/31/2008 23.866 25.193        5
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 20.246        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 20.857        0
VISB 2  2.20%
 12/31/2007    N/A 21.324        0
 12/31/2008 21.324 22.441        3
VISB 3  2.60%
 12/31/2007    N/A 20.865        0
 12/31/2008 20.865 21.871        3
VISB 4  2.90%
 12/31/2007    N/A 18.692        0
 12/31/2008 18.692 19.534        3
VISB 5  2.75%
 12/31/2007    N/A 20.286        0
 12/31/2008 20.286 21.231        0
VISB 6  3.05%
 12/31/2007    N/A 18.172        0
 12/31/2008 18.172 18.962        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 22.658        4
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 21.486        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 22.578        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 20.246        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 21.274        2
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 21.916        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 20.651        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 23.961        1
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 22.135        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 20.857        3
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 21.486        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 22.355        1
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 23.030        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 21.700        0
VISI 2  1.70%
 12/31/2007    N/A 24.767        0
 12/31/2008 24.767 26.196        0
VISI 3  2.10%
 12/31/2007    N/A 22.971        0
 12/31/2008 22.971 24.199        8
VISI 4  2.40%
 12/31/2007    N/A 21.711        0
 12/31/2008 21.711 22.803        4
VISI 5  2.25%
 12/31/2007    N/A 22.332        0
 12/31/2008 22.332 23.491        7
VISI 6  2.55%
 12/31/2007    N/A 21.106        0
 12/31/2008 21.106 22.135        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.682        1
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 22.441        0
VISL 1  1.65%
 12/31/2007    N/A 25.001        0
 12/31/2008 25.001 26.457        1


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 21.274        2
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 21.916        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 20.651        9
VISL 2  1.95%
 12/31/2007    N/A 23.629        0
 12/31/2008 23.629 24.930        3
VISL 3  2.35%
 12/31/2007    N/A 21.916        0
 12/31/2008 21.916 23.030       17
VISL 4  2.65%
 12/31/2007    N/A 20.713        0
 12/31/2008 20.713 21.700        1
VISL 5  2.50%
 12/31/2007    N/A 21.306        0
 12/31/2008 21.306 22.355        1
VISL 6  2.80%
 12/31/2007    N/A 20.137        0
 12/31/2008 20.137 21.065        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 24.440        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 22.578        2
Franklin Zero Coupon Fund 2010
VISB 1  1.90%
 12/31/2007    N/A 36.395        0
 12/31/2008 36.395 38.385        0
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 30.862        1
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 31.793        0
VISB 2  2.20%
 12/31/2007    N/A 32.531        0
 12/31/2008 32.531 34.207        0
VISB 3  2.60%
 12/31/2007    N/A 31.911        0
 12/31/2008 31.911 33.421        5
VISB 4  2.90%
 12/31/2007    N/A 28.516        0
 12/31/2008 28.516 29.776        0
VISB 5  2.75%
 12/31/2007    N/A 31.025        0
 12/31/2008 31.025 32.444        0
VISB 6  3.05%
 12/31/2007    N/A 27.723        0
 12/31/2008 27.723 28.903        1
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 35.464        2

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 32.752        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 34.416        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 30.862        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 32.429        1
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 33.408        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 31.479        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 36.524        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 33.740        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 31.793        1
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 32.752        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 34.076        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 35.104        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 33.078        0
VISI 2  1.70%
 12/31/2007    N/A 37.784        0
 12/31/2008 37.784 39.930        0
VISI 3  2.10%
 12/31/2007    N/A 35.045        0
 12/31/2008 35.045 36.887        2
VISI 4  2.40%
 12/31/2007    N/A 33.122        0
 12/31/2008 33.122 34.758        1
VISI 5  2.25%
 12/31/2007    N/A 34.070        0
 12/31/2008 34.070 35.807        1
VISI 6  2.55%
 12/31/2007    N/A 32.200        0
 12/31/2008 32.200 33.740        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 39.147        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 34.207        0
VISL 1  1.65%
 12/31/2007    N/A 38.141        0
 12/31/2008 38.141 40.328        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 32.429        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 33.408        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 31.479        0
VISL 2  1.95%
 12/31/2007    N/A 36.048        0
 12/31/2008 36.048 38.000        0
VISL 3  2.35%
 12/31/2007    N/A 33.435        0
 12/31/2008 33.435 35.104        0
VISL 4  2.65%
 12/31/2007    N/A 31.600        0
 12/31/2008 31.600 33.078        0
VISL 5  2.50%
 12/31/2007    N/A 32.504        0
 12/31/2008 32.504 34.076        0
VISL 6  2.80%
 12/31/2007    N/A 30.721        0
 12/31/2008 30.721 32.110        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 37.255        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 34.416        0
Mutual Global Discovery Securities Fund
VISB 1  1.90%
 12/31/2007    N/A 28.237        6
 12/31/2008 28.237 19.821        9
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.324        1
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.643        0
VISB 2  2.20%
 12/31/2007    N/A 26.408        1
 12/31/2008 26.408 18.481        2
VISB 3  2.60%
 12/31/2007    N/A 26.116        0
 12/31/2008 26.116 18.204        8
VISB 4  2.90%
 12/31/2007    N/A 24.424        0
 12/31/2008 24.424 16.973        5
VISB 5  2.75%
 12/31/2007    N/A 25.683        0
 12/31/2008 25.683 17.875        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 6  3.05%
 12/31/2007    N/A 24.019        0
 12/31/2008 24.019 16.667        1
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.846        2
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.968        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.523        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.324        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.859        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.188        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.536        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 19.211        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.299        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.643        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.968        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.410        1
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.749        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.078        0
VISI 2  1.70%
 12/31/2007    N/A 28.848        2
 12/31/2008 28.848 20.291        2
VISI 3  2.10%
 12/31/2007    N/A 27.590        0
 12/31/2008 27.590 19.328       19
VISI 4  2.40%
 12/31/2007    N/A 26.682        0
 12/31/2008 26.682 18.635        2
VISI 5  2.25%
 12/31/2007    N/A 27.132        0
 12/31/2008 27.132 18.978        8


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       57

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 6  2.55%
 12/31/2007    N/A 26.239        0
 12/31/2008 26.239 18.299        2
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 20.046       26
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.481        0
VISL 1  1.65%
 12/31/2007    N/A 29.010        5
 12/31/2008 29.010 20.415        7
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.859        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.188        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 17.536        0
VISL 2  1.95%
 12/31/2007    N/A 28.055        0
 12/31/2008 28.055 19.683        4
VISL 3  2.35%
 12/31/2007    N/A 26.831        0
 12/31/2008 26.831 18.749        7
VISL 4  2.65%
 12/31/2007    N/A 25.948        0
 12/31/2008 25.948 18.078        2
VISL 5  2.50%
 12/31/2007    N/A 26.386        0
 12/31/2008 26.386 18.410        2
VISL 6  2.80%
 12/31/2007    N/A 25.517        0
 12/31/2008 25.517 17.751        2
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 19.446        2
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 18.523        0
Mutual Shares Securities Fund
VISB 1  1.90%
 12/31/2007    N/A 22.858        6
 12/31/2008 22.858 14.105       10
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.328        1
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.555        0
VISB 2  2.20%
 12/31/2007    N/A 21.377        0
 12/31/2008 21.377 13.151        0
VISB 3  2.60%
 12/31/2007    N/A 21.141        0
 12/31/2008 21.141 12.954       11

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 4  2.90%
 12/31/2007    N/A 19.771        0
 12/31/2008 19.771 12.078       11
VISB 5  2.75%
 12/31/2007    N/A 20.790        0
 12/31/2008 20.790 12.720        1
VISB 6  3.05%
 12/31/2007    N/A 19.443        0
 12/31/2008 19.443 11.860        5
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.423        2
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.786        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.181        3
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.328        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.709        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.942        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.479        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.670        1
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.021        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.555        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.786        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.101        4
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.342        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.864        0
VISI 2  1.70%
 12/31/2007    N/A 23.353        4
 12/31/2008 23.353 14.439        6
VISI 3  2.10%
 12/31/2007    N/A 22.334        0
 12/31/2008 22.334 13.754       39

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 4  2.40%
 12/31/2007    N/A 21.599        0
 12/31/2008 21.599 13.261        5
VISI 5  2.25%
 12/31/2007    N/A 21.963        0
 12/31/2008 21.963 13.505        1
VISI 6  2.55%
 12/31/2007    N/A 21.241        0
 12/31/2008 21.241 13.021        2
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.265       34
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.151        2
VISL 1  1.65%
 12/31/2007    N/A 23.484        4
 12/31/2008 23.484 14.527       18
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.709        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.942        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 12.479        0
VISL 2  1.95%
 12/31/2007    N/A 22.711        0
 12/31/2008 22.711 14.007        3
VISL 3  2.35%
 12/31/2007    N/A 21.720        0
 12/31/2008 21.720 13.342       13
VISL 4  2.65%
 12/31/2007    N/A 21.005        0
 12/31/2008 21.005 12.864        2
VISL 5  2.50%
 12/31/2007    N/A 21.359        0
 12/31/2008 21.359 13.101        3
VISL 6  2.80%
 12/31/2007    N/A 20.656        0
 12/31/2008 20.656 12.632        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.837        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.181        2
OpCap Mid Cap Portfolio
VISB 1  1.90%
 12/31/2007    N/A 10.495        4
 12/31/2008 10.495  6.006        8
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.831        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.855        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 2  2.20%
 12/31/2007    N/A 10.442        0
 12/31/2008 10.442  5.958        1
VISB 3  2.60%
 12/31/2007    N/A 10.372        0
 12/31/2008 10.372  5.894        3
VISB 4  2.90%
 12/31/2007    N/A 10.320        0
 12/31/2008 10.320  5.847        1
VISB 5  2.75%
 12/31/2007    N/A 10.346        0
 12/31/2008 10.346  5.870        1
VISB 6  3.05%
 12/31/2007    N/A 10.294        0
 12/31/2008 10.294  5.823        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.942       14
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.878        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.918        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.831        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.870        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.894        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.847        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.966        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.902        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.855        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.878        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.910        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.934        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.886        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 2  1.70%
 12/31/2007    N/A 10.530        0
 12/31/2008 10.530  6.038        2
VISI 3  2.10%
 12/31/2007    N/A 10.460        0
 12/31/2008 10.460  5.974        3
VISI 4  2.40%
 12/31/2007    N/A 10.407        0
 12/31/2008 10.407  5.926        8
VISI 5  2.25%
 12/31/2007    N/A 10.433        0
 12/31/2008 10.433  5.950        3
VISI 6  2.55%
 12/31/2007    N/A 10.381        0
 12/31/2008 10.381  5.902        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.022       15
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.958        0
VISL 1  1.65%
 12/31/2007    N/A 10.539        0
 12/31/2008 10.539  6.046        7
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.870        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.894        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.847        0
VISL 2  1.95%
 12/31/2007    N/A 10.486        0
 12/31/2008 10.486  5.998        5
VISL 3  2.35%
 12/31/2007    N/A 10.416        0
 12/31/2008 10.416  5.934        5
VISL 4  2.65%
 12/31/2007    N/A 10.364        0
 12/31/2008 10.364  5.886        3
VISL 5  2.50%
 12/31/2007    N/A 10.390        0
 12/31/2008 10.390  5.910        3
VISL 6  2.80%
 12/31/2007    N/A 10.338        0
 12/31/2008 10.338  5.863        2
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.982        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  5.918        0
PIMCO VIT All Asset Portfolio
VISB 1  1.90%
 12/31/2007    N/A 13.467        0
 12/31/2008 13.467 11.120        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.974        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.044        0
VISB 2  2.20%
 12/31/2007    N/A 13.320        0
 12/31/2008 13.320 10.965        0
VISB 3  2.60%
 12/31/2007    N/A 13.126        0
 12/31/2008 13.126 10.762        4
VISB 4  2.90%
 12/31/2007    N/A 12.982        0
 12/31/2008 12.982 10.612        3
VISB 5  2.75%
 12/31/2007    N/A 13.054        0
 12/31/2008 13.054 10.687        2
VISB 6  3.05%
 12/31/2007    N/A 12.911        0
 12/31/2008 12.911 10.538        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.914        5
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.115        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.234        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.974        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.091        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.162        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.021        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.378       10
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.186        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.044        1
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.115        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.210        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.282        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.139        0
VISI 2  1.70%
 12/31/2007    N/A 12.811        0
 12/31/2008 12.811 10.599        0
VISI 3  2.10%
 12/31/2007    N/A 12.624        0
 12/31/2008 12.624 10.403        8
VISI 4  2.40%
 12/31/2007    N/A 12.486        0
 12/31/2008 12.486 10.258        0
VISI 5  2.25%
 12/31/2007    N/A 12.555        0
 12/31/2008 12.555 10.330        6
VISI 6  2.55%
 12/31/2007    N/A 12.417        0
 12/31/2008 12.417 10.186        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.550        1
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.965        0
VISL 1  1.65%
 12/31/2007    N/A 12.834        0
 12/31/2008 12.834 10.624        5
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.091        1
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.162        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.021        0
VISL 2  1.95%
 12/31/2007    N/A 12.694        0
 12/31/2008 12.694 10.476        3
VISL 3  2.35%
 12/31/2007    N/A 12.509        0
 12/31/2008 12.509 10.282        9
VISL 4  2.65%
 12/31/2007    N/A 12.372        0
 12/31/2008 12.372 10.139        1
VISL 5  2.50%
 12/31/2007    N/A 12.440        0
 12/31/2008 12.440 10.210        1
VISL 6  2.80%
 12/31/2007    N/A 12.304        0
 12/31/2008 12.304 10.068        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.427        1

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.234        1
PIMCO VIT CommodityRealReturn Strategy Portfolio
VISB 1  1.90%
 12/31/2007    N/A 12.645       12
 12/31/2008 12.645  6.974       32
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.697        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.734        0
VISB 2  2.20%
 12/31/2007    N/A 12.544        2
 12/31/2008 12.544  6.897        6
VISB 3  2.60%
 12/31/2007    N/A 12.411        0
 12/31/2008 12.411  6.797       20
VISB 4  2.90%
 12/31/2007    N/A 12.312        0
 12/31/2008 12.312  6.722        7
VISB 5  2.75%
 12/31/2007    N/A 12.361        0
 12/31/2008 12.361  6.759        7
VISB 6  3.05%
 12/31/2007    N/A 12.263        0
 12/31/2008 12.263  6.685        3
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.872       14
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.772        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.834        2
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.697        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.759        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.797        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.722        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.910        1
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.809        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.734        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.772        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.822        1
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.859        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.784        1
VISI 2  1.70%
 12/31/2007    N/A 12.713        1
 12/31/2008 12.713  7.025        1
VISI 3  2.10%
 12/31/2007    N/A 12.578        0
 12/31/2008 12.578  6.923       24
VISI 4  2.40%
 12/31/2007    N/A 12.478        0
 12/31/2008 12.478  6.847       13
VISI 5  2.25%
 12/31/2007    N/A 12.528        0
 12/31/2008 12.528  6.885       16
VISI 6  2.55%
 12/31/2007    N/A 12.428        0
 12/31/2008 12.428  6.809        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  7.000        8
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.897        0
VISL 1  1.65%
 12/31/2007    N/A 12.730        1
 12/31/2008 12.730  7.038        5
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.759        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.797        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.722        0
VISL 2  1.95%
 12/31/2007    N/A 12.629        0
 12/31/2008 12.629  6.961        4
VISL 3  2.35%
 12/31/2007    N/A 12.494        0
 12/31/2008 12.494  6.859       16
VISL 4  2.65%
 12/31/2007    N/A 12.394        0
 12/31/2008 12.394  6.784        2
VISL 5  2.50%
 12/31/2007    N/A 12.444        0
 12/31/2008 12.444  6.822        2

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 6  2.80%
 12/31/2007    N/A 12.345        0
 12/31/2008 12.345  6.747        6
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.935        2
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  6.834        1
PIMCO VIT Emerging Markets Bond Portfolio
VISB 1  1.90%
 12/31/2007    N/A 12.124        1
 12/31/2008 12.124 10.159        1
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.756        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.810        0
VISB 2  2.20%
 12/31/2007    N/A 12.027        0
 12/31/2008 12.027 10.047        1
VISB 3  2.60%
 12/31/2007    N/A 11.899        0
 12/31/2008 11.899  9.901        2
VISB 4  2.90%
 12/31/2007    N/A 11.804        0
 12/31/2008 11.804  9.792        0
VISB 5  2.75%
 12/31/2007    N/A 11.851        0
 12/31/2008 11.851  9.846        1
VISB 6  3.05%
 12/31/2007    N/A 11.757        0
 12/31/2008 11.757  9.738        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.010        3
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.864        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.955        2
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.756        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.846        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.901        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.792        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.066        0

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.919        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.810        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.864        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.937        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.992        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.882        0
VISI 2  1.70%
 12/31/2007    N/A 12.189        0
 12/31/2008 12.189 10.234        0
VISI 3  2.10%
 12/31/2007    N/A 12.059        0
 12/31/2008 12.059 10.084        1
VISI 4  2.40%
 12/31/2007    N/A 11.963        0
 12/31/2008 11.963  9.974        4
VISI 5  2.25%
 12/31/2007    N/A 12.011        0
 12/31/2008 12.011 10.029        2
VISI 6  2.55%
 12/31/2007    N/A 11.915        0
 12/31/2008 11.915  9.919        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.196        0
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.047        0
VISL 1  1.65%
 12/31/2007    N/A 12.205        0
 12/31/2008 12.205 10.253        1
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.846        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.901        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.792        0
VISL 2  1.95%
 12/31/2007    N/A 12.108        0
 12/31/2008 12.108 10.140        2
VISL 3  2.35%
 12/31/2007    N/A 11.979        0
 12/31/2008 11.979  9.992        2

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 4  2.65%
 12/31/2007    N/A 11.883        0
 12/31/2008 11.883  9.882        0
VISL 5  2.50%
 12/31/2007    N/A 11.931        0
 12/31/2008 11.931  9.937        0
VISL 6  2.80%
 12/31/2007    N/A 11.835        0
 12/31/2008 11.835  9.828        4
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.103        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.955        0
PIMCO VIT Global Bond Portfolio (Unhedged)
VISB 1  1.90%
 12/31/2007    N/A 10.302        0
 12/31/2008 10.302 10.022       12
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.624        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.678        0
VISB 2  2.20%
 12/31/2007    N/A 10.219        1
 12/31/2008 10.219  9.912        6
VISB 3  2.60%
 12/31/2007    N/A 10.111        0
 12/31/2008 10.111  9.767        4
VISB 4  2.90%
 12/31/2007    N/A 10.030        0
 12/31/2008 10.030  9.660        0
VISB 5  2.75%
 12/31/2007    N/A 10.070        0
 12/31/2008 10.070  9.713        2
VISB 6  3.05%
 12/31/2007    N/A  9.990        0
 12/31/2008  9.990  9.607        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.875        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.731        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.821        2
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.624        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.713        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.767        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.660        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.930        1
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.785        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.678        2
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.731        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.803        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.857        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.749        0
VISI 2  1.70%
 12/31/2007    N/A 10.357        0
 12/31/2008 10.357 10.096        0
VISI 3  2.10%
 12/31/2007    N/A 10.247        0
 12/31/2008 10.247  9.948        5
VISI 4  2.40%
 12/31/2007    N/A 10.165        0
 12/31/2008 10.165  9.839        6
VISI 5  2.25%
 12/31/2007    N/A 10.206        0
 12/31/2008 10.206  9.894        6
VISI 6  2.55%
 12/31/2007    N/A 10.124        0
 12/31/2008 10.124  9.785        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.059        2
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.912        0
VISL 1  1.65%
 12/31/2007    N/A 10.371        0
 12/31/2008 10.371 10.114        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.713        1
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.767        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.660        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 2  1.95%
 12/31/2007    N/A 10.288        0
 12/31/2008 10.288 10.003        0
VISL 3  2.35%
 12/31/2007    N/A 10.178        0
 12/31/2008 10.178  9.857        3
VISL 4  2.65%
 12/31/2007    N/A 10.097        0
 12/31/2008 10.097  9.749        3
VISL 5  2.50%
 12/31/2007    N/A 10.138        0
 12/31/2008 10.138  9.803        2
VISL 6  2.80%
 12/31/2007    N/A 10.057        0
 12/31/2008 10.057  9.695        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.967        0
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.821        1
PIMCO VIT High Yield Portfolio
VISB 1  1.90%
 12/31/2007    N/A 13.628        0
 12/31/2008 13.628 10.223        2
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.345        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.471        0
VISB 2  2.20%
 12/31/2007    N/A 13.346        1
 12/31/2008 13.346  9.982        2
VISB 3  2.60%
 12/31/2007    N/A 12.980        0
 12/31/2008 12.980  9.669        3
VISB 4  2.90%
 12/31/2007    N/A 12.713        0
 12/31/2008 12.713  9.441        1
VISB 5  2.75%
 12/31/2007    N/A 12.846        0
 12/31/2008 12.846  9.555        1
VISB 6  3.05%
 12/31/2007    N/A 12.581        0
 12/31/2008 12.581  9.329        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.903        3
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.599        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.815        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.345        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.556        1
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.685        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.429        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.081        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.728        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.471        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.599        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.771        1
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.903        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.641        0
VISI 2  1.70%
 12/31/2007    N/A 13.962        1
 12/31/2008 13.962 10.494        0
VISI 3  2.10%
 12/31/2007    N/A 13.526        0
 12/31/2008 13.526 10.126        1
VISI 4  2.40%
 12/31/2007    N/A 13.209        0
 12/31/2008 13.209  9.859        0
VISI 5  2.25%
 12/31/2007    N/A 13.366        0
 12/31/2008 13.366  9.992        2
VISI 6  2.55%
 12/31/2007    N/A 13.053        0
 12/31/2008 13.053  9.728        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.401       12
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.982        0
VISL 1  1.65%
 12/31/2007    N/A 14.017        0
 12/31/2008 14.017 10.541        0
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.556        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.685        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.429        0
VISL 2  1.95%
 12/31/2007    N/A 13.688        0
 12/31/2008 13.688 10.263        1
VISL 3  2.35%
 12/31/2007    N/A 13.261        0
 12/31/2008 13.261  9.903        3
VISL 4  2.65%
 12/31/2007    N/A 12.950        0
 12/31/2008 12.950  9.641        1
VISL 5  2.50%
 12/31/2007    N/A 13.104        0
 12/31/2008 13.104  9.771        2
VISL 6  2.80%
 12/31/2007    N/A 12.797        0
 12/31/2008 12.797  9.513        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.172        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A  9.815        0
PIMCO VIT Real Return Portfolio
VISB 1  1.90%
 12/31/2007    N/A 11.989        0
 12/31/2008 11.989 10.933       16
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.314        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.403        0
VISB 2  2.20%
 12/31/2007    N/A 11.822        0
 12/31/2008 11.822 10.748        1
VISB 3  2.60%
 12/31/2007    N/A 11.603        0
 12/31/2008 11.603 10.507       13
VISB 4  2.90%
 12/31/2007    N/A 11.441        0
 12/31/2008 11.441 10.329        2
VISB 5  2.75%
 12/31/2007    N/A 11.522        0
 12/31/2008 11.522 10.418        4
VISB 6  3.05%
 12/31/2007    N/A 11.361        0
 12/31/2008 11.361 10.242        0
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.732        8
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.491        1


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

                                       65

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.641        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.314        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.462        1
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.551        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.373        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.824        0
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.581        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.403        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.491        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.611        1
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.702        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.521        0
VISI 2  1.70%
 12/31/2007    N/A 12.153        0
 12/31/2008 12.153 11.104        6
VISI 3  2.10%
 12/31/2007    N/A 11.927        0
 12/31/2008 11.927 10.855       21
VISI 4  2.40%
 12/31/2007    N/A 11.761        0
 12/31/2008 11.761 10.672       10
VISI 5  2.25%
 12/31/2007    N/A 11.844        0
 12/31/2008 11.844 10.763        3
VISI 6  2.55%
 12/31/2007    N/A 11.679        0
 12/31/2008 11.679 10.581        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 11.042        8
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.748        2

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISL 1  1.65%
 12/31/2007    N/A 12.181        0
 12/31/2008 12.181 11.136        6
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.462        2
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.551        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.373        0
VISL 2  1.95%
 12/31/2007    N/A 12.011        0
 12/31/2008 12.011 10.948        1
VISL 3  2.35%
 12/31/2007    N/A 11.789        0
 12/31/2008 11.789 10.702        7
VISL 4  2.65%
 12/31/2007    N/A 11.625        0
 12/31/2008 11.625 10.521        3
VISL 5  2.50%
 12/31/2007    N/A 11.706        0
 12/31/2008 11.706 10.611        7
VISL 6  2.80%
 12/31/2007    N/A 11.543        0
 12/31/2008 11.543 10.432        6
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.886        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 10.641        1
PIMCO VIT Total Return Portfolio
VISB 1  1.90%
 12/31/2007    N/A 13.195        0
 12/31/2008 13.195 13.567        8
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.425        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.606        0
VISB 2  2.20%
 12/31/2007    N/A 12.923        0
 12/31/2008 12.923 13.248        6
VISB 3  2.60%
 12/31/2007    N/A 12.568        0
 12/31/2008 12.568 12.833       15
VISB 4  2.90%
 12/31/2007    N/A 12.309        0
 12/31/2008 12.309 12.530        2
VISB 5  2.75%
 12/31/2007    N/A 12.438        0
 12/31/2008 12.438 12.680        0
VISB 6  3.05%
 12/31/2007    N/A 12.181        0
 12/31/2008 12.181 12.381        0


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.143       10
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.790        1
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.101        2
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.425        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.728        2
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.913        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.546        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.484        4
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.976        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.606        4
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.790        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.038        3
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.227        1
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.851        0
VISI 2  1.70%
 12/31/2007    N/A 14.634        2
 12/31/2008 14.634 15.077        5
VISI 3  2.10%
 12/31/2007    N/A 14.177        0
 12/31/2008 14.177 14.548       20
VISI 4  2.40%
 12/31/2007    N/A 13.844        0
 12/31/2008 13.844 14.164        5
VISI 5  2.25%
 12/31/2007    N/A 14.010        0
 12/31/2008 14.010 14.355       15
VISI 6  2.55%
 12/31/2007    N/A 13.681        0
 12/31/2008 13.681 13.976        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.943       11
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.248        8
VISL 1  1.65%
 12/31/2007    N/A 14.692        0
 12/31/2008 14.692 15.144       54
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.728        2
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.913        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.546        0
VISL 2  1.95%
 12/31/2007    N/A 14.347        0
 12/31/2008 14.347 14.744        3
VISL 3  2.35%
 12/31/2007    N/A 13.899        0
 12/31/2008 13.899 14.227       24
VISL 4  2.65%
 12/31/2007    N/A 13.573        0
 12/31/2008 13.573 13.851        1
VISL 5  2.50%
 12/31/2007    N/A 13.735        0
 12/31/2008 13.735 14.038        1
VISL 6  2.80%
 12/31/2007    N/A 13.413        0
 12/31/2008 13.413 13.667        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.613        4
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.101        3
Templeton Global Bond Securities Fund
VISB 1  1.90%
 12/31/2007    N/A 29.551        7
 12/31/2008 29.551 30.792       10
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 24.641        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.642        0
VISB 2  2.20%
 12/31/2007    N/A 26.360        1
 12/31/2008 26.360 27.386        2
VISB 3  2.60%
 12/31/2007    N/A 26.004        0
 12/31/2008 26.004 26.907        5
VISB 4  2.90%
 12/31/2007    N/A 23.086        0
 12/31/2008 23.086 23.816        3


The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 5  2.75%
 12/31/2007    N/A 25.301        0
 12/31/2008 25.301 26.141        0
VISB 6  3.05%
 12/31/2007    N/A 22.439        0
 12/31/2008 22.439 23.113        2
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 28.508        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.394        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.498        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 24.641        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.901        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.688        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.137        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 29.194        2
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.168        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.642        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.394        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.431        0
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 28.235        0
VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.649        1
VISI 2  1.70%
 12/31/2007    N/A 30.650        0
 12/31/2008 30.650 32.002        0
VISI 3  2.10%
 12/31/2007    N/A 28.491        0
 12/31/2008 28.491 29.628        4
VISI 4  2.40%
 12/31/2007    N/A 26.971        0
 12/31/2008 26.971 27.964        2

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 5  2.25%
 12/31/2007    N/A 27.721        0
 12/31/2008 27.721 28.784        2
VISI 6  2.55%
 12/31/2007    N/A 26.243        0
 12/31/2008 26.243 27.168        1
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 31.306       11
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.386        0
VISL 1  1.65%
 12/31/2007    N/A 30.931        3
 12/31/2008 30.931 32.312        6
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.901        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 26.688        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 25.137        0
VISL 2  1.95%
 12/31/2007    N/A 29.282        0
 12/31/2008 29.282 30.497        1
VISL 3  2.35%
 12/31/2007    N/A 27.219        0
 12/31/2008 27.219 28.235        4
VISL 4  2.65%
 12/31/2007    N/A 25.768        0
 12/31/2008 25.768 26.649        0
VISL 5  2.50%
 12/31/2007    N/A 26.483        0
 12/31/2008 26.483 27.431        0
VISL 6  2.80%
 12/31/2007    N/A 25.071        0
 12/31/2008 25.071 25.890        1
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 29.783        1
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 27.498        0
Templeton Growth Securities Fund
VISB 1  1.90%
 12/31/2007    N/A 27.591        2
 12/31/2008 27.591 15.614        7
VISB 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.255        0
VISB 11 2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.552        0
VISB 2  2.20%
 12/31/2007    N/A 25.397        2
 12/31/2008 25.397 14.329        3

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISB 3  2.60%
 12/31/2007    N/A 25.049        0
 12/31/2008 25.049 14.076        4
VISB 4  2.90%
 12/31/2007    N/A 23.057        0
 12/31/2008 23.057 12.917        7
VISB 5  2.75%
 12/31/2007    N/A 24.535        0
 12/31/2008 24.535 13.766        1
VISB 6  3.05%
 12/31/2007    N/A 22.584        0
 12/31/2008 22.584 12.633        4
VISB 7  2.30%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.703        1
VISB 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.857        0
VISC 1  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.380        0
VISC 10 3.00%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.255        0
VISC 2  2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.755        0
VISC 3  2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.064        0
VISC 4  2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.452        0
VISC 5  2.15%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.033        1
VISC 7  2.55%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.168        0
VISC 8  2.85%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.552        0
VISC 9  2.70%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.857        0
VISI 10 2.50%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.274        4
VISI 11 2.35%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.594        0

BENEFIT        PERIOD OR YEAR     AUV AT BEGINNING OF     AUV AT END OF     NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF
OPTION *            ENDED               PERIOD               PERIOD                               PERIOD
INVESTMENT OPTION

VISI 12 2.65%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.960        0
VISI 2  1.70%
 12/31/2007    N/A 28.340        1
 12/31/2008 28.340 16.069        1
VISI 3  2.10%
 12/31/2007    N/A 26.817        0
 12/31/2008 26.817 15.145       24
VISI 4  2.40%
 12/31/2007    N/A 25.729        0
 12/31/2008 25.729 14.487        2
VISI 5  2.25%
 12/31/2007    N/A 26.267        0
 12/31/2008 26.267 14.812        3
VISI 6  2.55%
 12/31/2007    N/A 25.201        0
 12/31/2008 25.201 14.168        0
VISI 7  1.80%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.833       33
VISI 9  2.20%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.329        1
VISL 1  1.65%
 12/31/2007    N/A 28.536        0
 12/31/2008 28.536 16.189        6
VISL 10 2.75%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.755        0
VISL 11 2.60%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.064        0
VISL 12 2.90%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 13.452        1
VISL 2  1.95%
 12/31/2007    N/A 27.378        0
 12/31/2008 27.378 15.485        1
VISL 3  2.35%
 12/31/2007    N/A 25.907        0
 12/31/2008 25.907 14.594        8
VISL 4  2.65%
 12/31/2007    N/A 24.855        0
 12/31/2008 24.855 13.960        1
VISL 5  2.50%
 12/31/2007    N/A 25.376        0
 12/31/2008 25.376 14.274        1
VISL 6  2.80%
 12/31/2007    N/A 24.346        0
 12/31/2008 24.346 13.653        0
VISL 7  2.05%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 15.257        2
VISL 9  2.45%
 12/31/2007    N/A    N/A      N/A
 12/31/2008    N/A 14.380        2

The Allianz Vision[SM]New York Variable Annuity Contract SAI - April 27, 2009







[Logo: KPMG]




                     ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

                                      OF

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK


                              FINANCIAL STATEMENTS


                               DECEMBER 31, 2008

     (WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THEREON)

[logo: KPMG]

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402



            Report of Independent Registered Public Accounting Firm


The Board of Directors of Allianz Life Insurance Company of New York and Contract Owners of Allianz Life of NY Variable Account C:


We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2008, and the related statements of operations for the year or then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the forst paragraph above, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Minneapolis, Minnesota
March 30, 2009


KPMG LLP, a U.S. limited liability partnership, is the U.S. limited partnership, is the U.S. member firm of KPMG International, a Swiss cooperative

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements
Statements of Assets and Liabilities
December 31, 2008
(In thousands)

                                            AIM V.I.         AIM V.I.       Alger American    Alger         Alger          Alger
                                            Capital          Core Equity    Capital           American      American       American
                                            Appreciation     Fund           Appreciation      LargeCap      MidCap         SmallCap
                                            Fund                            Portfolio         Growth        Growth         Growth
                                                                                              Portfolio     Portfolio      Portfolio

Assets:
Investments at Net Asset Value                     $201           63               147           129             32              1
Total Assets                                        201           63               147           129             32              1

Liabilities:
Accrued Mortality and Expense Risk                    -            -                 -             -              -              -
and Administrative Charges
Total Liabilities                                     -            -                 -             -              -              -
Net Assets                                         $201           63               147           129             32              1

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period                    201           63               147           129             32              1
Contracts in Annuity Payment Period                   -            -                 -             -              -              -
(Note 2)
Total Contract Owners' Equity                      $201           63               147           129             32              1

Investment Shares                                    12            3                 5             5              5              -
Investments at Cost                                $310           80               266           280             76              1



                 See Accompanying Notes to Financial Statements
                                       3

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)

Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)


                                                     AZL BlackRock
                                   AZL AIM           Capital           AZL Columbia     AZL Columbia                    AZL Davis
                                   International     Appreciation      Mid Cap Value    Small Cap      AZL Columbia     NY Venture
                                   Equity Fund       Fund              Fund             Value Fund     Technology Fund  Fund

Assets:
Investments at Net Asset Value          $3,592             1,643              992          1,538            1,478        11,038
Total Assets                             3,592             1,643              992          1,538            1,478        11,038

Liabilities:
Accrued Mortality and Expense                -                 -                -              -                -             -
Risk and Administrative Charges
Total Liabilities                            -                 -                -              -                -             -
Net Assets                              $3,592             1,643              992          1,538            1,478        11,038

Contract Owners' Equity: (Note
6)
Contracts in Accumulation Period         3,592             1,643              992          1,538            1,478        11,036
Contracts in Annuity Payment                 -                 -                -              -                -             2
Period (Note 2)
Total Contract Owners' Equity           $3,592             1,643              992          1,538            1,478        11,038

Investment Shares                          348               190              198            221              309         1,364
Investments at Cost                     $5,638             2,236            1,568          2,428            2,460        14,200


                 See Accompanying Notes to Financial Statements
                                       4

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)

                                   AZL Dreyfus       AZL First Trust   AZL Franklin                                     AZL Fusion
                                   Founders Equity   Target Double     Small Cap        AZL Fusion     AZL Fusion       Moderate
                                   Growth Fund       Play Fund         Value Fund       Balanced Fund  Growth Fund      Fund

Assets:
Investments at Net Asset Value        $2,574               768            4,949         12,245           20,841        17,811
Total Assets                           2,574               768            4,949         12,245           20,841        17,811

Liabilities:
Accrued Mortality and Expense              -                 -                -              -                -             -
Risk and Administrative Charges
Total Liabilities                          -                 -                -              -                -             -
Net Assets                            $2,574               768            4,949         12,245           20,841        17,811

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period       2,574               768            4,949         12,243           20,841        17,811
Contracts in Annuity Payment               -                 -                -              2                -             -
Period (Note 2)
Total Contract Owners' Equity         $2,574               768            4,949         12,245           20,841        17,811

Investment Shares                        439               155              480          1,468            2,839         2,304
Investments at Cost                   $4,360             1,234            7,122         15,775           32,374        25,080




                 See Accompanying Notes to Financial Statements
                                       5

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                                      AZL Legg        AZL LMP                        AZL NACM
                                   AZL Jennison      AZL Legg Mason   Mason Value     Large Cap      AZL Money       International
                                   20/20 Focus Fund  Growth Fund      Fund            Growth Fund    Market Fund     Fund

Assets:
Investments at Net Asset Value           $4,552            3,893           2,043              -          54,199              459
Total Assets                              4,552            3,893           2,043              -          54,199              459

Liabilities:
Accrued Mortality and Expense                 -                -               -              -               -                -
Risk and Administrative Charges
Total Liabilities                             -                -               -              -               -                -
Net Assets                               $4,552            3,893           2,043              -          54,199              459

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period          4,552            3,893           2,043              -          54,199              459
Contracts in Annuity Payment                  -                -               -              -               -                -
Period (Note 2)
Total Contract Owners' Equity            $4,552            3,893           2,043              -          54,199              459

Investment Shares                           539              769             409              -          54,199               90
Investments at Cost                      $6,594            5,664           4,382              -          54,199              600



                 See Accompanying Notes to Financial Statements
                                       6

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                                                                                      AZL PIMCO
                                   AZL OCC          AZL OCC                      AZL Oppenheimer                      Fundamental
                                   Opportunity      Value     AZL Oppenheimer    International     AZL Oppenheimer   IndexPLUS Total
                                   Fund             Fund      Global Fund        Growth Fund       Main Street Fund   Return Fund

Assets:
Investments at Net Asset Value         $2,323         -              4,620             3,867              3,215               723
Total Assets                            2,323         -              4,620             3,867              3,215               723

Liabilities:
Accrued Mortality and Expense               -         -                  -                 -                  -                 -
Risk and Administrative Charges
Total Liabilities                           -         -                  -                 -                  -                 -
Net Assets                             $2,323         -              4,620             3,867              3,215               723

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period        2,323         -              4,620             3,867              3,215               723
Contracts in Annuity Payment                -         -                  -                 -                  -                 -
Period (Note 2)
Total Contract Owners' Equity          $2,323         -              4,620             3,867              3,215               723

Investment Shares                         333         -                563               372                506               120
Investments at Cost                    $4,057         -              7,183             6,330              5,173               851



                 See Accompanying Notes to Financial Statements
                                       7

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                   AZL
                                                   Schroder
                                                   Emerging      AZL Schroder
                                                   Markets       Emerging          AZL Schroder      AZL Small Cap
                                   AZL S&P 500     Equity Fund   Markets Equity    International     Stock Index      AZL TargetPLUS
                                   Index Fund      CL 1          Fund CL 2         Small Cap Fund    Fund             Balanced Fund

Assets:
Investments at Net Asset Value      $5,205         1,424             5,296               689            3,120             1,530
Total Assets                         5,205         1,424             5,296               689            3,120             1,530

Liabilities:
Accrued Mortality and Expense            -             -                 -                 -                -                 -
Risk and Administrative Charges
Total Liabilities                        -             -                 -                 -                -                 -
Net Assets                          $5,205         1,424             5,296               689            3,120             1,530

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period     5,205         1,424             5,296               689            3,120             1,530
Contracts in Annuity Payment             -             -                 -                 -                -                 -
Period (Note 2)
Total Contract Owners' Equity       $5,205         1,424             5,296               689            3,120             1,530

Investment Shares                      846           312             1,161               139              491               202
Investments at Cost                 $6,921         1,238             7,936             1,030            4,369             1,757




                 See Accompanying Notes to Financial Statements
                                       8

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                                                        AZL Turner                       AZL Van
                                                                                        Quantitative     AZL Van         Kampen
                                   AZL TargetPLUS    AZL TargetPLUS   AZL TargetPLUS    Small Cap        Kampen          Equity and
                                   Equity Fund       Growth Fund      Moderate Fund     Growth Fund      Comstock Fund   Income Fund

Assets:
Investments at Net Asset Value         $962            2,456             1,736              888           4,844          2,372
Total Assets                            962            2,456             1,736              888           4,844          2,372

Liabilities:
Accrued Mortality and Expense             -                -                 -                -               -              -
Risk and Administrative Charges
Total Liabilities                         -                -                 -                -               -              -
Net Assets                             $962            2,456             1,736              888           4,844          2,372

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period        962            2,456             1,736              888           4,844          2,372
Contracts in Annuity Payment              -                -                 -                -               -              -
Period (Note 2)
Total Contract Owners' Equity          $962            2,456             1,736              888           4,844          2,372

Investment Shares                       177              408               256              151             785            264
Investments at Cost                  $1,690            3,571             2,263            1,485           8,397          2,862



                 See Accompanying Notes to Financial Statements
                                       9

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)






Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                                                                         BlackRock
                                   AZL Van Kampen    AZL Van Kampen   AZL Van Kampen   AZL Van Kampen    Global          Davis VA
                                   Global            Global Real      Growth and       Mid Cap Growth    Allocations     Financial
                                   Franchise Fund    Estate Fund      Income Fund      Fund              V.I. Fund       Portfolio
                                                                                                           (A)
Assets:
Investments at Net Asset Value       $4,973            1,462            2,990             5,843           2,853          1,206
Total Assets                          4,973            1,462            2,990             5,843           2,853          1,206

Liabilities:
Accrued Mortality and Expense             -                -                -                 -               -              -
Risk and Administrative Charges
Total Liabilities                         -                -                -                 -               -              -
Net Assets                           $4,973            1,462            2,990             5,843           2,853          1,206

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period      4,973            1,462            2,990             5,843           2,853          1,206
Contracts in Annuity Payment              -                -                -                 -               -              -
Period (Note 2)
Total Contract Owners' Equity        $4,973            1,462            2,990             5,843           2,853          1,206

Investment Shares                       389              268              376               853             252            169
Investments at Cost                  $6,484            2,532            4,421            10,685           3,000          1,980



                 See Accompanying Notes to Financial Statements
                                       10

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                                                                          Franklin
                                                   Dreyfus IP                                             Growth and     Franklin
                                   Davis VA        Small Cap                       Franklin Global        Income         High Income
                                   Value           Stock Index     Dreyfus Stock   Communications         Securities     Securities
                                   Portfolio       Portfolio       Index Fund      Securities Fund        Fund           Fund

Assets:
Investments at Net Asset Value        $273               -               -                  7,508         15,825          6,062
Total Assets                           273               -               -                  7,508         15,825          6,062

Liabilities:
Accrued Mortality and Expense            -               -               -                      -              -              -
Risk and Administrative Charges
Total Liabilities                        -               -               -                      -              -              -
Net Assets                            $273               -               -                  7,508         15,825          6,062

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period       273               -               -                  7,473         15,667          6,055
Contracts in Annuity Payment             -               -               -                     35            158              7
Period (Note 2)
Total Contract Owners' Equity         $273               -               -                  7,508         15,825          6,062

Investment Shares                       33               -               -                  1,115          1,818          1,306
Investments at Cost                   $335               -               -                 15,027         28,127          9,379





                 See Accompanying Notes to Financial Statements
                                       11

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                   Franklin                                               Franklin       Franklin
                                   Franklin        Large Cap                                              Rising         Small Cap
                                   Income          Growth          Franklin                               Dividends      Value
                                   Securities      Securities      Money Market    Franklin Real Estate   Securities     Securities
                                   Fund            Fund            Fund            Fund                   Fund           Fund

Assets:
Investments at Net Asset Value      $32,473           5,145           4,979                  4,664         18,443          1,693
Total Assets                         32,473           5,145           4,979                  4,664         18,443          1,693

Liabilities:
Accrued Mortality and Expense             -               -               -                      -              -              -
Risk and Administrative Charges
Total Liabilities                         -               -               -                      -              -              -
Net Assets                          $32,473           5,145           4,979                  4,664         18,443          1,693

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period     32,236           5,136           4,964                  4,635         18,306          1,693
Contracts in Annuity Payment
Period (Note 2)                         237               9              15                     29            137              -
Total Contract Owners' Equity       $32,473           5,145           4,979                  4,664         18,443          1,693

Investment Shares                     2,838             485           4,979                    434          1,329            160
Investments at Cost                 $42,956           7,559           4,979                  9,855         20,217          2,244





                 See Accompanying Notes to Financial Statements
                                       12

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                   Franklin
                                   Franklin        Templeton                                                             J.P. Morgan
                                   Small-Mid Cap   VIP Founding                                        J.P. Morgan       U.S. Large
                                   Growth          Funds                                               International     Cap Core
                                   Securities      Allocation     Franklin U.S.     Franklin Zero      Opportunities     Equity
                                   Fund            Fund           Government Fund   Coupon Fund 2010   Portfolio         Portfolio

Assets:
Investments at Net Asset Value       $3,420          7,016            25,009              5,768              7             9
Total Assets                          3,420          7,016            25,009              5,768              7             9

Liabilities:
Accrued Mortality and Expense             -              -                 -                  -              -             -
Risk and Administrative Charges
Total Liabilities                         -              -                 -                  -              -             -
Net Assets                           $3,420          7,016            25,009              5,768              7             9

Contract Owners' Equity: (Note 6)

Contracts in Accumulation Period      3,379          7,016            24,997              5,759              7             9
Contracts in Annuity Payment
Period (Note 2)                          41              -                12                  9              -             -
Total Contract Owners' Equity        $3,420          7,016            25,009              5,768              7             9

Investment Shares                       285          1,251             1,908                346              1             1
Investments at Cost                  $5,409          9,551            24,430              5,637              9            12






                 See Accompanying Notes to Financial Statements
                                       13

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)





Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                  Mutual                                          Oppenheimer
                                   Jennison       Discovery      Mutual Shares                    Global
                                   20/20 Focus    Securities     Securities      OpCap Mid Cap    Securities        Oppenheimer High
                                   Portfolio      Fund           Fund            Portfolio        Fund/VA           Income Fund/VA

Assets:
Investments at Net Asset Value         $-         16,038          18,799            1,107                953                402
Total Assets                            -         16,038          18,799            1,107                953                402

Liabilities:
Accrued Mortality and Expense           -              -               -                -                  -                  -
Risk and Administrative Charges
Total Liabilities                       -              -               -                -                  -                  -
Net Assets                             $-         16,038          18,799            1,107                953                402

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period        -         16,012          18,775            1,107                953                402
Contracts in Annuity Payment
Period (Note 2)                         -             26              24                -                  -                  -
Total Contract Owners' Equity          $-         16,038          18,799            1,107                953                402

Investment Shares                       -          1,006           1,591              128                 47                255
Investments at Cost                    $-         18,421          26,186            1,653              1,270                850




                 See Accompanying Notes to Financial Statements
                                       14

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)





Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                                       PIMCO VIT
                                                                       Commodity        PIMCO VIT
                                                                       RealReturn       Emerging          PIMCO VIT      PIMCO VIT
                                   Oppenheimer Main   PIMCO VIT All    Strategy         Markets Bond      Global Bond    High Yield
                                   Street Fund/VA     Asset Portfolio  Portfolio        Portfolio         Portfolio      Portfolio

Assets:
Investments at Net Asset Value          $1,280            2,737            2,930             1,445          1,686          2,528
Total Assets                             1,280            2,737            2,930             1,445          1,686          2,528

Liabilities:
Accrued Mortality and Expense                -                -                -                 -              -              -
Risk and Administrative Charges
Total Liabilities                            -                -                -                 -              -              -
Net Assets                              $1,280            2,737            2,930             1,445          1,686          2,528

Contract Owners' Equity: (Note 6)

Contracts in Accumulation Period         1,280            2,737            2,930             1,445          1,686          2,528
Contracts in Annuity Payment
Period (Note 2)                              -                -                -                 -              -              -
Total Contract Owners' Equity           $1,280            2,737            2,930             1,445          1,686          2,528

Investment Shares                           88              297              419               140            138            447
Investments at Cost                     $1,689            3,298            5,089             1,836          1,733          3,409






                 See Accompanying Notes to Financial Statements
                                       15

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)





Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                      PIMCO VIT                                                        SP Strategic
                                                      StocksPLUS                         Seligman         Seligman     Partners
                                                      Growth and                         Global           Small-Cap    Focused
                                   PIMCO VIT Real     Income           PIMCO VIT Total   Technology       Value        Growth
                                   Return Portfolio   Portfolio        Return Portfolio  Portfolio        Portfolio    Portfolio

Assets:
Investments at Net Asset Value         $7,378               72            12,759                5            589          246
Total Assets                            7,378               72            12,759                5            589          246

Liabilities:
Accrued Mortality and Expense               -                -                 -                -              -            -
Risk and Administrative Charges
Total Liabilities                           -                -                 -                -              -            -
Net Assets                             $7,378               72            12,759                5            589          246

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period        7,378               72            12,759                5            589          246
Contracts in Annuity Payment
Period (Note 2)                             -                -                 -                -              -            -
Total Contract Owners' Equity          $7,378               72            12,759                5            589          246

Investment Shares                         655               12             1,238                -            123           53
Investments at Cost                    $8,189              108            12,826                6          1,215          344




                 See Accompanying Notes to Financial Statements
                                       16

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                                                                         Templeton
                                                                       Templeton                         Global         Templeton
                                                      Templeton        Developing       Templeton        Income         Growth
                                   SP International   Asset Strategy   Markets          Foreign          Securities     Securities
                                   Growth Portfolio   Fund             Securities Fund  Securities Fund  Fund           Fund

Assets:
Investments at Net Asset Value            $218              536                -           11,026          6,613          13,480
Total Assets                               218              536                -           11,026          6,613          13,480

Liabilities:
Accrued Mortality and Expense                -                -                -                -              -               -
Risk and Administrative Charges
Total Liabilities                            -                -                -                -              -               -
Net Assets                                $218              536                -           11,026          6,613          13,480

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period           218              536                -           10,995          6,613          13,458
Contracts in Annuity Payment
Period (Note 2)                              -                -                -               31              -              22
Total Contract Owners' Equity             $218              536                -           11,026          6,613          13,480

Investment Shares                           65               62                -            1,010            383           1,634
Investments at Cost                       $464              999                -           14,471          5,869          21,282






                 See Accompanying Notes to Financial Statements
                                       17

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Assets and
Liabilities (continued)
December 31, 2008
(In thousands)
                                                      Van Kampen LIT
                                   Van Kampen LIT     Growth and
                                   Capital Growth     Income
                                   Portfolio          Portfolio  Total All Funds

Assets:
Investments at Net Asset Value          $2                -           450,908
Total Assets                             2                -           450,908

Liabilities:
Accrued Mortality and Expense            -                -                 -
Risk and Administrative Charges
Total Liabilities                        -                -                 -
Net Assets                              $2                -           450,908

Contract Owners' Equity: (Note 6)
Contracts in Accumulation Period         2                -           450,112
Contracts in Annuity Payment
Period (Note 2)                          -                -               796
Total Contract Owners' Equity           $2                -           450,908

Investment Shares                        -                -           103,824
Investments at Cost                     $4                -           600,079





(A) Period from May 1, 2008 (fund commencement) to December 31, 2008

                 See Accompanying Notes to Financial Statements
                                       18

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Operations
For the year ended December 31, 2008
(In thousands)
                                                                     Alger American   Alger American                  Alger American
                                                      AIM V.I.       Capital          LargeCap         Alger American   SmallCap
                                   AIM V.I. Capital   Core Equity    Appreciation     Growth           MidCap Growth    Growth
                                   Appreciation Fund  Fund           Portfolio        Portfolio        Portfolio        Portfolio

Investment Income:
Dividends Reinvested in Fund
Shares                              $-                 2              -                -                -                -

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     5                  1              3                3                1                -
Investment Income (Loss),  Net      (5)                1              (3)              (3)              (1)              -
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       -                  -              -                -                19               -
Realized Gains (Losses) on Sales
of Investments, Net                 (9)                1              (2)              (11)             1                -
Realized Gains (Losses) on
Investments, Net                    (9)                1              (2)              (11)             20               -
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (158)              (31)           (120)            (105)            (65)             (1)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (167)              (30)           (122)            (116)            (45)             (1)
Net Increase (Decrease) in Net
Assets From Operations              $(172)             (29)           (125)            (119)            (46)             (1)

                 See Accompanying Notes to Financial Statements
                                       19

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                 AZL BlackRock
                                   AZL AIM       Capital           AZL Columbia     AZL Columbia
                                   International Appreciation      Mid Cap Value    Small Cap       AZL Columbia     AZL Davis NY
                                   Equity Fund   Fund              Fund             Value Fund      Technology Fund  Venture Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $24           -                 6                9               -                95

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     107           43                23               45              46               222
Investment Income (Loss),  Net      (83)          (43)              (17)             (36)            (46)             (127)
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       517           -                 -                163             193              254
Realized Gains (Losses) on Sales
of Investments, Net                 (197)         (78)              (86)             (200)           (283)            (294)
Realized Gains (Losses) on
Investments, Net                    320           (78)              (86)             (37)            (90)             (40)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (2,798)       (739)             (598)            (659)           (1,230)          (4,308)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (2,478)       (817)             (684)            (696)           (1,320)          (4,348)
Net Increase (Decrease) in Net
Assets From Operations              $(2,561)      (860)             (701)            (732)           (1,366)          (4,475)


                 See Accompanying Notes to Financial Statements
                                       20

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)

Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                   AZL Dreyfus        AZL First Trust   AZL Franklin
                                   Founders Equity    Target Double     Small Cap        AZL Fusion      AZL Fusion   AZL Fusion
                                   Growth Fund        Play Fund         Value Fund       Balanced Fund   Growth Fund  Moderate Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $11                6                 59               283             397          482

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     84                 13                122              265             617          466
Investment Income (Loss),  Net      (73)               (7)               (63)             18              (220)        16
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       322                -                 252              384             1,512        1,113
Realized Gains (Losses) on Sales
of Investments, Net                 (201)              (34)              (321)            (380)           (526)        (767)
Realized Gains (Losses) on
Investments, Net                    121                (34)              (69)             4               986          346
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (2,019)            (466)             (1,974)          (4,031)         (13,301)     (8,799)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (1,898)            (500)             (2,043)          (4,027)         (12,315)     (8,453)
Net Increase (Decrease) in Net
Assets From Operations              $(1,971)           (507)             (2,106)          (4,009)         (12,535)     (8,437)




                 See Accompanying Notes to Financial Statements
                                       21

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                                       AZL Legg        AZL LMP Large                  AZL NACM
                                   AZL Jennison      AZL Legg Mason    Mason Value     Cap Growth      AZL Money      International
                                   20/20 Focus Fund  Growth Fund       Fund            Fund            Market Fund    Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $5                -                 -               7               797            11

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     95                69                75              57              761            5
Investment Income (Loss),  Net      (90)              (69)              (75)            (50)            36             6
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       205               114               245             157             -              -
Realized Gains (Losses) on Sales
of Investments, Net                 (295)             (700)             (279)           (1,116)         -              (26)
Realized Gains (Losses) on
Investments, Net                    (90)              (586)             (34)            (959)           -              (26)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (2,362)           (1,869)           (2,498)         (437)           -              (138)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (2,452)           (2,455)           (2,532)         (1,396)         -              (164)
Net Increase (Decrease) in Net
Assets From Operations              $(2,542)          (2,524)           (2,607)         (1,446)         36             (158)



                 See Accompanying Notes to Financial Statements
                                       22

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                                                                                    AZL PIMCO
                                   AZL OCC                                     AZL Oppenheimer                      Fundamental
                                   Opportunity   AZL OCC     AZL Oppenheimer   International      AZL Oppenheimer   IndexPLUS Total
                                   Fund          Value Fund  Global Fund       Growth Fund        Main Street Fund  Return Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $-            188         49                58                 41                -

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     68            120         148               114                97                8
Investment Income (Loss),  Net      (68)          68          (99)              (56)               (56)              (8)
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       331           827         411               449                605               -
Realized Gains (Losses) on Sales
of Investments, Net                 (336)         (5,686)     (221)             (203)              (130)             (10)
Realized Gains (Losses) on
Investments, Net                    (5)           (4,859)     190               246                475               (10)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (1,728)       489         (3,332)           (3,195)            (2,380)           (123)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (1,733)       (4,370)     (3,142)           (2,949)            (1,905)           (133)
Net Increase (Decrease) in Net
Assets From Operations              $(1,801)      (4,302)     (3,241)           (3,005)            (1,961)           (141)


                 See Accompanying Notes to Financial Statements
                                       23

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                    AZL
                                                    Schroder
                                                    Emerging      AZL Schroder
                                                    Markets       Emerging          AZL Schroder      AZL Small Cap
                                   AZL S&P 500      Equity Fund   Markets Equity    International     Stock Index     AZL TargetPLUS
                                   Index Fund       CL 1          Fund CL 2         Small Cap Fund    Fund             Balanced Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $-               -             7                 14                16               -

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     49               2             111               12                33               16
Investment Income (Loss),  Net      (49)             (2)           (104)             2                 (17)             (16)
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       -                8             1,101             -                 1                -
Realized Gains (Losses) on Sales
of Investments, Net                 (202)            -             (1,180)           (50)              (175)            (29)
Realized Gains (Losses) on
Investments, Net                    (202)            8             (79)              (50)              (174)            (29)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (1,691)          187           (3,546)           (325)             (1,220)          (220)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (1,893)          195           (3,625)           (375)             (1,394)          (249)
Net Increase (Decrease) in Net
Assets From Operations              $(1,942)         193           (3,729)           (373)             (1,411)          (265)


                 See Accompanying Notes to Financial Statements
                                       24

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                                                        AZL Turner                        AZL Van
                                                                                        Quantitative      AZL Van         Kampen
                                   AZL TargetPLUS    AZL TargetPLUS   AZL TargetPLUS    Small Cap         Kampen          Equity and
                                   Equity Fund       Growth Fund      Moderate Fund     Growth Fund       Comstock Fund  Income Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $-                -                -                 -                 141             52

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     30                40               27                22                156             42
Investment Income (Loss),  Net      (30)              (40)             (27)              (22)              (15)            10
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       -                 -                -                 196               789             64
Realized Gains (Losses) on Sales
of Investments, Net                 (186)             (63)             (51)              (40)              (464)           (52)
Realized Gains (Losses) on
Investments, Net                    (186)             (63)             (51)              156               325             12
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (698)             (1,099)          (519)             (661)             (3,356)         (561)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (884)             (1,162)          (570)             (505)             (3,031)         (549)
Net Increase (Decrease) in Net
Assets From Operations              $(914)            (1,202)          (597)             (527)             (3,046)         (539)




                 See Accompanying Notes to Financial Statements
                                       25

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                                                                          BlackRock
                                   AZL Van Kampen    AZL Van Kampen   AZL Van Kampen    AZL Van Kampen    Global          Davis VA
                                   Global            Global Real      Growth and        Mid Cap Growth    Allocations     Financial
                                   Franchise Fund    Estate Fund      Income Fund       Fund              V.I. Fund       Portfolio
                                                                                                          (A)
Investment Income:
Dividends Reinvested in Fund
Shares                              $122              31               73                25                69              -

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     146               39               80                187               19              37
Investment Income (Loss),  Net      (24)              (8)              (7)               (162)             50              (37)
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       405               107              213               1,074             13              82
Realized Gains (Losses) on Sales
of Investments, Net                 (143)             (271)            (152)             (1,072)           (104)           (271)
Realized Gains (Losses) on
Investments, Net                    262               (164)            61                2                 (91)            (189)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (2,407)           (865)            (1,485)           (5,814)           (147)           (753)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (2,145)           (1,029)          (1,424)           (5,812)           (238)           (942)
Net Increase (Decrease) in Net
Assets From Operations              $(2,169)          (1,037)          (1,431)           (5,974)           (188)           (979)





                 See Accompanying Notes to Financial Statements
                                       26

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                                                                           Franklin
                                                    Dreyfus IP                                             Growth and   Franklin
                                                    Small Cap                       Franklin Global        Income       High Income
                                   Davis VA Value   Stock Index     Dreyfus Stock   Communications         Securities   Securities
                                   Portfolio        Portfolio       Index Fund      Securities Fund        Fund         Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $4               25              36              28                     802          856

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     10               54              69              191                    347          142
Investment Income (Loss),  Net      (6)              (29)            (33)            (163)                  455          714
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       7                438             -               -                      2,007        -
Realized Gains (Losses) on Sales
of Investments, Net                 10               (315)           402             (1,239)                (1,409)      (721)
Realized Gains (Losses) on
Investments, Net                    17               123             402             (1,239)                598          (721)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (275)            (115)           (1,084)         (6,182)                (10,749)     (2,058)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (258)            8               (682)           (7,421)                (10,151)     (2,779)
Net Increase (Decrease) in Net
Assets From Operations              $(264)           (21)            (715)           (7,584)                (9,696)      (2,065)

                 See Accompanying Notes to Financial Statements
                                       27

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                    Franklin                                               Franklin       Franklin
                                                    Large Cap                                              Rising         Small Cap
                                   Franklin         Growth          Franklin                               Dividends      Value
                                   Income           Securities      Money Market    Franklin Real Estate   Securities     Securities
                                   Securities Fund  Fund            Fund            Fund                   Fund           Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $2,174           111             82              97                     499            30

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     716              129             74              134                    414            49
Investment Income (Loss),  Net      1,458            (18)            8               (37)                   85             (19)
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       889              490             -               2,066                  194            189
Realized Gains (Losses) on Sales
of Investments, Net                 (629)            (180)           -               (673)                  535            95
Realized Gains (Losses) on
Investments, Net                    260              310             -               1,393                  729            284
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (15,833)         (3,409)         (4)             (5,280)                (8,721)        (1,179)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (15,573)         (3,099)         (4)             (3,887)                (7,992)        (895)
Net Increase (Decrease) in Net
Assets From Operations              $(14,115)        (3,117)         4               (3,924)                (7,907)        (914)



                 See Accompanying Notes to Financial Statements
                                       28

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)

                                                   Franklin
                                   Franklin        Templeton VIP                                                         J.P. Morgan
                                   Small-Mid Cap   Founding                                             J.P. Morgan      U.S. Large
                                   Growth          Funds                                                International    Cap Core
                                   Securities      Allocation      Franklin U.S.    Franklin Zero       Opportunities    Equity
                                   Fund            Fund            Government Fund  Coupon Fund 2010    Portfolio        Portfolio

Investment Income:
Dividends Reinvested in Fund
Shares                              $-              188             1,153            399                 -                -

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     87              95              385              150                 -                -
Investment Income (Loss),  Net      (87)            93              768              249                 -                -
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       663             187             -                -                   2                -
Realized Gains (Losses) on Sales
of Investments, Net                 (45)            (148)           3                (6)                 -                -
Realized Gains (Losses) on
Investments, Net                    618             39              3                (6)                 2                -
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (3,373)         (2,526)         643              46                  (7)              (5)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (2,755)         (2,487)         646              40                  (5)              (5)
Net Increase (Decrease) in Net
Assets From Operations              $(2,842)        (2,394)         1,414            289                 (5)              (5)



                 See Accompanying Notes to Financial Statements
                                       29

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                  Mutual                                            Oppenheimer
                                   Jennison       Discovery       Mutual Shares                     Global             Oppenheimer
                                   20/20 Focus    Securities      Securities      OpCap Mid Cap     Securities         High Income
                                   Portfolio      Fund            Fund            Portfolio         Fund/VA            Fund/VA

Investment Income:
Dividends Reinvested in Fund
Shares                              $-             451             725             4                 24                 39

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     25             364             461             22                32                 11
Investment Income (Loss),  Net      (25)           87              264             (18)              (8)                28
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       88             810             998             102               106                -
Realized Gains (Losses) on Sales
of Investments, Net                 95             95              (391)           (52)              11                 (72)
Realized Gains (Losses) on
Investments, Net                    183            905             607             50                117                (72)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (332)          (7,529)         (11,677)        (544)             (888)              (430)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (149)          (6,624)         (11,070)        (494)             (771)              (502)
Net Increase (Decrease) in Net
Assets From Operations              $(174)         (6,537)         (10,806)        (512)             (779)              (474)




                 See Accompanying Notes to Financial Statements
                                       30

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                                     PIMCO VIT
                                                                     Commodity        PIMCO VIT
                                                      PIMCO VIT      RealReturn       Emerging         PIMCO VIT
                                   Oppenheimer Main   All Asset      Strategy         Markets Bond     Global Bond PIMCO VIT High
                                   Street Fund/VA     Portfolio      Portfolio        Portfolio        Portfolio   Yield Portfolio

Investment Income:
Dividends Reinvested in Fund
Shares                              $28                173            268              100              58          225

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     39                 59             133              33               39          62
Investment Income (Loss),  Net      (11)               114            135              67               19          163
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       122                9              43               75               -           8
Realized Gains (Losses) on Sales
of Investments, Net                 (7)                (81)           (2,570)          (51)             (59)        (116)
Realized Gains (Losses) on
Investments, Net                    115                (72)           (2,527)          24               (59)        (108)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (994)              (552)          (2,343)          (381)            (92)        (842)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (879)              (624)          (4,870)          (357)            (151)       (950)
Net Increase (Decrease) in Net
Assets From Operations              $(890)             (510)          (4,735)          (290)            (132)       (787)




                 See Accompanying Notes to Financial Statements
                                       31

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)





Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                                                                                       SP Strategic
                                                     PIMCO VIT                         Seligman         Seligman       Partners
                                                     StocksPLUS        PIMCO VIT       Global           Small-Cap      Focused
                                   PIMCO VIT Real    Growth and        Total Return    Technology       Value          Growth
                                   Return Portfolio  Income Portfolio  Portfolio       Portfolio        Portfolio      Portfolio

Investment Income:
Dividends Reinvested in Fund
Shares                              $275              10                578             -                -              -

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     172               2                 269             -                18             7
Investment Income (Loss),  Net      103               8                 309             -                (18)           (7)
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       12                -                 237             -                311            26
Realized Gains (Losses) on Sales
of Investments, Net                 (174)             (5)               43              -                (78)           1
Realized Gains (Losses) on
Investments, Net                    (162)             (5)               280             -                233            27
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (800)             (70)              (252)           (3)              (710)          (161)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (962)             (75)              28              (3)              (477)          (134)
Net Increase (Decrease) in Net
Assets From Operations              $(859)            (67)              337             (3)              (495)          (141)





                 See Accompanying Notes to Financial Statements
                                       32

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                                                     Templeton
                                                                     Developing      Templeton       Templeton       Templeton
                                   SP                Templeton       Markets         Foreign         Global Income   Growth
                                   International     Asset           Securities      Securities      Securities      Securities
                                   Growth Portfolio  Strategy Fund   Fund            Fund            Fund            Fund

Investment Income:
Dividends Reinvested in Fund
Shares                              $6                71              188             423             524             347

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     8                 9               130             260             221             344
Investment Income (Loss),  Net      (2)               62              58              163             303             3
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       86                86              1,344           1,564           -               1,270
Realized Gains (Losses) on Sales
of Investments, Net                 (57)              (23)            (2,833)         289             (779)           (915)
Realized Gains (Losses) on
Investments, Net                    29                63              (1,489)         1,853           (779)           355
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (296)             (316)           (3,701)         (10,265)        (6)             (10,395)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (267)             (253)           (5,190)         (8,412)         (785)           (10,040)
Net Increase (Decrease) in Net
Assets From Operations              $(269)            (191)           (5,132)         (8,249)         (482)           (10,037)






                 See Accompanying Notes to Financial Statements
                                       33

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Operations (continued)
For the year ended December 31, 2008

(In thousands)
                                   Van Kampen LIT  Van Kampen LIT
                                   Capital Growth  Growth and        Total All
                                   Portfolio       Income Portfolio  Funds

Investment Income:
Dividends Reinvested in Fund
Shares                              $-              -                 14,081

Expenses:
Mortality and Expense Risk and
Administrative Charges (Note 2)     -               -                 10,497
Investment Income (Loss),  Net      -               -                 3,584
Realized Gains (Losses) and
Unrealized
Appreciation (Depreciation) on
Investments:
    Realized Capital Gain
Distributions on Mutual Funds       -               -                 26,555
Realized Gains (Losses) on Sales
of Investments, Net                 -               2                 (28,941)
Realized Gains (Losses) on
Investments, Net                    -               2                 (2,386)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments       (3)             (3)               (197,851)
Total Realized Gains (Losses) &
Changes in
Appreciation (Depreciation) on
Investments                         (3)             (1)               (200,237)
Net Increase (Decrease) in Net
Assets From Operations              $(3)            (1)               (196,653)





(A) Period from May 1, 2008 (fund commencement) to December 31, 2008

                 See Accompanying Notes to Financial Statements
                                       34

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31,
2008 and 2007
(In thousands)
                                      AIM V.I. Capital Appreciation                                          Alger American Capital
                                                          Fund         AIM V.I. Core Equity Fund            Appreciation Portfolio
                                          2008            2007             2008             2007             2008             2007

 Increase (Decrease) in Net
Assets:
Operations:

 Investment Income (Loss),  Net       $    (5)             (7)                1              (2)              (3)              (4)
Realized Gains (Losses) on
Investments, Net                           (9)               6                1                8              (2)              (5)
Net Change in Unrealized
Appreciation
 (Depreciation) on Investments           (158)              46             (31)                3            (120)               86
Net Increase (Decrease) in Net
Assets
 From Operations                         (172)              45             (29)                9            (125)               77

Contract Transactions-All
Products (Note 5)
Purchase Payments                            -               -                -                -                -                -
Transfers Between Funds (Note 2)           (8)            (11)                -                -                -                -
Surrenders and Terminations               (51)            (71)              (6)             (47)              (3)             (71)
Rescissions                                  -               -                -                -                -                -
 Bonus (Recapture)                           -               -                -                -                -                -
 Contract Maintenance Charges
(Note 2)                                     -               -                -                -                -                -
 Net Increase (Decrease) in Net
Assets Resulting
 From Contract Transactions               (59)            (82)              (6)             (47)              (3)             (71)
 Increase (Decrease) in Net
Assets                                   (231)            (37)             (35)             (38)            (128)                6
 Net Assets at Beginning of
Period                                     432             469               98              136              275              269
 Net Assets at End of Period           $   201             432               63               98              147              275







                 See Accompanying Notes to Financial Statements
                                       35

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                    Alger American LargeCap     Alger American MidCap Growth      Alger American SmallCap
                                       Growth Portfolio                   Portfolio                   Growth Portfolio
                                       2008         2007             2008             2007          2008          2007

Increase (Decrease) in Net
Assets:
Operations:

Investment Income (Loss),  Net         $(3)          (4)                 (1)            (1)            -              -
Realized Gains (Losses) on
Investments, Net                       (11)         (43)                  20             21            -              -
Net Change in Unrealized
Appreciation
(Depreciation) on Investments         (105)          104                (65)              6          (1)              1
Net Increase (Decrease) in Net
Assets
From Operations                       (119)           57                (46)             26          (1)              1

Contract Transactions-All
Products (Note 5)
Purchase Payments                         -            -                   -              -            -              -
Transfers Between Funds (Note 2)        (6)            -                   -              -            -              -
Surrenders and Terminations            (25)        (158)                 (7)           (33)            -              -
Rescissions                               -            -                   -              -            -              -
Bonus (Recapture)                         -            -                   -              -            -              -
Contract Maintenance Charges
(Note 2)                                  -            -                   -              -            -              -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions             (31)        (158)                 (7)           (33)            -              -
Increase (Decrease) in Net
Assets                                (150)        (101)                (53)            (7)          (1)              1
Net Assets at Beginning of
Period                                  279          380                  85             92            2              1

Net Assets at End of Period         $   129          279                  32             85            1              2





                 See Accompanying Notes to Financial Statements
                                       36

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)

Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                                                      AZL BlackRock
                                    AZL AIM Basic Value   AZL AIM International   Capital Appreciation
                                           Fund                Equity Fund                Fund
                                      2008       2007        2008        2007       2008        2007

Increase (Decrease) in Net
Assets:
Operations:

Investment Income (Loss),  Net      $    -       (55)        (83)        (94)       (43)        (33)
Realized Gains (Losses) on
Investments, Net                         -        915         320         894       (78)          40
Net Change in Unrealized
Appreciation
(Depreciation) on Investments            -      (719)     (2,798)       (244)      (739)         100
Net Increase (Decrease) in Net
Assets
From Operations                          -        141     (2,561)         556      (860)         107

Contract Transactions-All
Products (Note 5)
Purchase Payments                        -        182       2,036       1,155        785         617
Transfers Between Funds (Note 2)         -    (4,792)       (669)     (2,742)      (207)         254
Surrenders and Terminations              -      (314)       (233)       (631)       (70)       (146)
Rescissions                              -        (2)       (118)         (1)       (16)           -
Bonus (Recapture)                        -          7          32          50          5          18
Contract Maintenance Charges
(Note 2)                                 -          -         (1)         (1)          -           -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions               -    (4,919)       1,047     (2,170)        497         743
Increase (Decrease) in Net
Assets                                   -    (4,778)     (1,514)     (1,614)      (363)         850
Net Assets at Beginning of
Period                                   -      4,778       5,106       6,720      2,006       1,156

Net Assets at End of Period         $    -          -       3,592       5,106      1,643       2,006




                 See Accompanying Notes to Financial Statements
                                       37

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   AZL Columbia Mid Cap     AZL Columbia Small        AZL Columbia
                                        Value Fund            Cap Value Fund         Technology Fund
                                      2008       2007        2008        2007       2008        2007

Increase (Decrease) in Net
Assets:
Operations:

Investment Income (Loss),  Net    $   (17)       (18)        (36)        (64)       (46)        (75)
Realized Gains (Losses) on
Investments, Net                      (86)          4        (37)         221       (90)         350
Net Change in Unrealized
Appreciation
(Depreciation) on Investments        (598)       (16)       (659)       (455)    (1,230)         176
Net Increase (Decrease) in Net
Assets
From Operations                      (701)       (30)       (732)       (298)    (1,366)         451

Contract Transactions-All
Products (Note 5)
Purchase Payments                      525        556         454         699        514         964
Transfers Between Funds (Note 2)       217         44       (416)       (256)         12         225
Surrenders and Terminations           (16)       (17)       (120)       (507)      (231)       (392)
Rescissions                            (2)        (1)        (45)        (12)       (13)        (46)
Bonus (Recapture)                        4          8          14          18         18          28
Contract Maintenance Charges
(Note 2)                                 -          -           -           -          -           -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions             728        590       (113)        (58)        300         779
Increase (Decrease) in Net
Assets                                  27        560       (845)       (356)    (1,066)       1,230
Net Assets at Beginning of
Period                                 965        405       2,383       2,739      2,544       1,314
Net Assets at End of Period        $   992        965       1,538       2,383      1,478       2,544





                 See Accompanying Notes to Financial Statements
                                       38

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                                                     AZL First Trust
                                   AZL Davis NY Venture    AZL Dreyfus Founders    Target Double Play
                                           Fund             Equity Growth Fund            Fund
                                      2008       2007        2008        2007       2008      2007 (B)

Increase (Decrease) in Net
Assets:
Operations:

Investment Income (Loss),  Net   $   (127)      (253)        (73)        (71)        (7)         (3)
Realized Gains (Losses) on
Investments, Net                      (40)        950         121         179       (34)           -
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (4,308)      (488)     (2,019)          42      (466)           -
Net Increase (Decrease) in Net
Assets
From Operations                    (4,475)        209     (1,971)         150      (507)         (3)

Contract Transactions-All
Products (Note 5)
Purchase Payments                    2,751      4,353         445         939        899         228
Transfers Between Funds (Note 2)     2,851    (4,858)       (509)       1,978         10         186
Surrenders and Terminations          (524)    (1,620)       (262)       (534)       (51)         (1)
Rescissions                          (118)      (103)        (10)           -        (6)           -
Bonus (Recapture)                       31         94           5          18         11           2
Contract Maintenance Charges
(Note 2)                               (2)        (1)         (1)           -          -           -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions           4,989    (2,135)       (332)       2,401        863         415
Increase (Decrease) in Net
Assets                                 514    (1,926)     (2,303)       2,551        356         412
Net Assets at Beginning of
Period                              10,524     12,450       4,877       2,326        412           -
Net Assets at End of Period      $  11,038     10,524       2,574       4,877        768         412





                 See Accompanying Notes to Financial Statements
                                       39

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                      AZL Franklin Small     AZL Fusion Balanced      AZL Fusion Growth
                                          Cap Value Fund                    Fund                   Fund
                                         2008       2007        2008        2007       2008        2007

Increase (Decrease) in Net
Assets:
Operations:
Investment Income (Loss),  Net         $ (63)      (130)          18        (66)      (220)       (444)
Realized Gains (Losses) on
Investments, Net                         (69)        383           4         250        986         804
Net Change in Unrealized
Appreciation
(Depreciation) on Investments         (1,974)      (732)     (4,031)         127   (13,301)         147
Net Increase (Decrease) in Net
Assets
From Operations                       (2,106)      (479)     (4,009)         311   (12,535)         507

Contract Transactions-All
Products (Note 5)
Purchase Payments                       1,896      1,425       7,225       4,935     10,517       8,535
Transfers Between Funds (Note 2)           48      (936)       (386)         769      (614)         361
Surrenders and Terminations             (216)    (1,165)       (700)     (1,285)    (1,089)     (1,585)
Rescissions                              (68)       (12)       (305)        (20)      (352)       (497)
Bonus (Recapture)                          26         31         104         116        151         226
Contract Maintenance Charges
(Note 2)                                  (1)        (1)         (1)         (1)        (4)         (2)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions              1,685      (658)       5,937       4,514      8,609       7,038
Increase (Decrease) in Net
Assets                                  (421)    (1,137)       1,928       4,825    (3,926)       7,545
Net Assets at Beginning of
Period                                  5,370      6,507      10,317       5,492     24,767      17,222

Net Assets at End of Period            $4,949      5,370      12,245      10,317     20,841      24,767






                 See Accompanying Notes to Financial Statements
                                       40

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   AZL Fusion Moderate    AZL Jennison 20/20      AZL Legg Mason
                                   Fund                   Focus Fund              Growth Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:

Investment Income (Loss),  Net     $16         (259)      (90)        (71)        (69)       (54)
Realized Gains (Losses) on
Investments, Net                   346         651        (90)        251         (586)      142
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (8,799)     257        (2,362)     35          (1,869)    17
Net Increase (Decrease) in Net
Assets
From Operations                    (8,437)     649        (2,542)     215         (2,524)    105

Contract Transactions-All
Products (Note 5)
Purchase Payments                  7,788       8,289      1,706       1,203       1,867      1,259

Transfers Between Funds (Note 2)   (1,196)     151        1,942       (59)        (792)      2,668
Surrenders and Terminations        (902)       (2,535)    (173)       (367)       (139)      (300)
Rescissions                        (694)       (289)      (124)       -           (50)       -
Bonus (Recapture)                  97          196        28          40          20         24
Contract Maintenance Charges
(Note 2)                           (3)         (2)        (1)         -           -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         5,090       5,810      3,378       817         906        3,651
Increase (Decrease) in Net
Assets                             (3,347)     6,459      836         1,032       (1,618)    3,756
Net Assets at Beginning of
Period                             21,158      14,699     3,716       2,684       5,511      1,755
Net Assets at End of Period       $17,811      21,158     4,552       3,716       3,893      5,511






                 See Accompanying Notes to Financial Statements
                                       41

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   AZL Legg Mason Value   AZL LMP Large Cap
                                   Fund                   Growth Fund             AZL Money Market Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(75)        (135)      (50)        (90)        36         553
Realized Gains (Losses) on
Investments, Net                   (34)        261        (959)       153         -          -
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (2,498)     (572)      (437)       34          -          -
Net Increase (Decrease) in Net
Assets
From Operations                    (2,607)     (446)      (1,446)     97          36         553

Contract Transactions-All
Products (Note 5)
Purchase Payments                  330         542        191         260         23,610     7,681
Transfers Between Funds (Note 2)   (214)       (231)      (1,791)     37          20,984     9,051
Surrenders and Terminations        (208)       (919)      (289)       (654)       (8,421)    (14,000)
Rescissions                        (62)        -          -           (4)         (2,253)    (212)
Bonus (Recapture)                  6           8          8           7           332        210
Contract Maintenance Charges
(Note 2)                           (1)         (1)        -           -           (4)        (3)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (149)       (601)      (1,881)     (354)       34,248     2,727
Increase (Decrease) in Net
Assets                             (2,756)     (1,047)    (3,327)     (257)       34,284     3,280
Net Assets at Beginning of
Period                             4,799       5,846      3,327       3,584       19,915     16,635
Net Assets at End of Period       $2,043       4,799      -           3,327       54,199     19,915







                 See Accompanying Notes to Financial Statements
                                       42

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   AZL NACM               AZL OCC Opportunity     AZL OCC Renaissance
                                   International Fund     Fund                    Fund
                                   2008        2007 (B)   2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $6           -          (68)        (99)        -          (36)
Realized Gains (Losses) on
Investments, Net                   (26)        -          (5)         874         -          440
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (138)       (4)        (1,728)     (526)       -          (81)
Net Increase (Decrease) in Net
Assets
From Operations                    (158)       (4)        (1,801)     249         -          323

Contract Transactions-All
Products (Note 5)
Purchase Payments                  440         70         615         864         -          444
Transfers Between Funds (Note 2)   114         21         (168)       (2,559)     -          (5,399)
Surrenders and Terminations        -           -          (245)       (487)       -          (281)
Rescissions                        (26)        -          (14)        (1)         -          -
Bonus (Recapture)                  2           -          11          27          -          14
Contract Maintenance Charges
(Note 2)                           -           -          -           -           -          (1)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         530         91         199         (2,156)     -          (5,223)
Increase (Decrease) in Net
Assets                             372         87         (1,602)     (1,907)     -          (4,900)
Net Assets at Beginning of
Period                             87          -          3,925       5,832       -          4,900
Net Assets at End of Period       $459         87         2,323       3,925       -          -










                 See Accompanying Notes to Financial Statements
                                       43

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                                                  AZL Oppenheimer
                                                          AZL Oppenheimer         International Growth
                                   AZL OCC Value Fund     Global Fund             Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $68          (78)       (99)        (172)       (56)       (81)
Realized Gains (Losses) on
Investments, Net                   (4,859)     549        190         790         246        357
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      489         (1,256)    (3,332)     (427)       (3,195)    48
Net Increase (Decrease) in Net
Assets
From Operations                    (4,302)     (785)      (3,241)     191         (3,005)    324

Contract Transactions-All
Products (Note 5)
Purchase Payments                  244         165        1,456       2,173       1,951      1,591
Transfers Between Funds (Note 2)   (3,060)     4,135      (361)       (774)       (363)      816
Surrenders and Terminations        (466)       (1,796)    (201)       (945)       (302)      (517)
Rescissions                        (87)        -          (108)       (46)        (28)       (7)
Bonus (Recapture)                  -           5          20          60          23         37
Contract Maintenance Charges
(Note 2)                           (1)         (1)        (1)         (1)         (1)        (1)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (3,370)     2,508      805         467         1,280      1,919
Increase (Decrease) in Net
Assets                             (7,672)     1,723      (2,436)     658         (1,725)    2,243
Net Assets at Beginning of
Period                             7,672       5,949      7,056       6,398       5,592      3,349
Net Assets at End of Period       $-           7,672      4,620       7,056       3,867      5,592



                 See Accompanying Notes to Financial Statements
                                       44

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                          AZL PIMCO Fundamental
                                   AZL Oppenheimer Main   IndexPLUS Total         AZL S&P 500 Index
                                   Street Fund            Return Fund             Fund
                                   2008        2007       2008        2007        2008       2007 (B)

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(56)        (102)      (8)         8           (49)       4
Realized Gains (Losses) on
Investments, Net                   475         500        (10)        (4)         (202)      1
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (2,380)     (310)      (123)       2           (1,691)    (25)
Net Increase (Decrease) in Net
Assets
From Operations                    (1,961)     88         (141)       6           (1,942)    (20)

Contract Transactions-All
Products (Note 5)
Purchase Payments                  848         937        353         149         1,953      615
Transfers Between Funds (Note 2)   (213)       (363)      390         (210)       4,647      108
Surrenders and Terminations        (195)       (993)      (10)        (15)        (153)      (1)
Rescissions                        (108)       -          (21)        (1)         (22)       -
Bonus (Recapture)                  5           18         12          4           19         2
Contract Maintenance Charges
(Note 2)                           (1)         (1)        -           -           (1)        -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         336         (402)      724         (73)        6,443      724
Increase (Decrease) in Net
Assets                             (1,625)     (314)      583         (67)        4,501      704
Net Assets at Beginning of
Period                             4,840       5,154      140         207         704        -
Net Assets at End of Period       $3,215       4,840      723         140         5,205      704





                 See Accompanying Notes to Financial Statements
                                       45

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   AZL Schroder           AZL Schroder Emerging   AZL Schroder
                                   Emerging Markets       Markets Equity Fund     International Small
                                   Equity Fund CL 1       CL 2                    Cap Fund
                                   2008        2007 (B)   2008        2007        2008       2007 (B)

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(2)         -          (104)       (126)       2          (2)
Realized Gains (Losses) on
Investments, Net                   8           5          (79)        492         (50)       (1)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      187         (1)        (3,546)     484         (325)      (16)
Net Increase (Decrease) in Net
Assets
From Operations                    193         4          (3,729)     850         (373)      (19)

Contract Transactions-All
Products (Note 5)
Purchase Payments                  -           418        1,960       2,459       652        310
Transfers Between Funds (Note 2)   1,231       (327)      (6,437)     6,997       96         49
Surrenders and Terminations        (23)        (69)       (238)       (404)       (15)       -
Rescissions                        -           (15)       (62)        (86)        (24)       -
Bonus (Recapture)                  -           12         37          70          12         1
Contract Maintenance Charges
(Note 2)                           -           -          (1)         -           -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         1,208       19         (4,741)     9,036       721        360
Increase (Decrease) in Net
Assets                             1,401       23         (8,470)     9,886       348        341
Net Assets at Beginning of
Period                             23          -          13,766      3,880       341        -
Net Assets at End of Period       $1,424       23         5,296       13,766      689        341






                 See Accompanying Notes to Financial Statements
                                       46

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)

Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   AZL Small Cap Stock    AZL TargetPLUS          AZL TargetPLUS
                                   Index Fund             Balanced Fund           Equity Fund
                                   2008        2007 (B)   2008        2007 (B)    2008       2007 (B)

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(17)        -          (16)        5           (30)       (9)
Realized Gains (Losses) on
Investments, Net                   (174)       11         (29)        -           (186)      9
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (1,220)     (29)       (220)       (7)         (698)      (30)
Net Increase (Decrease) in Net
Assets
From Operations                    (1,411)     (18)       (265)       (2)         (914)      (30)

Contract Transactions-All
Products (Note 5)
Purchase Payments                  891         570        1,487       296         1,122      1,270
Transfers Between Funds (Note 2)   3,238       (98)       (81)        73          (833)      445
Surrenders and Terminations        (57)        2          (2)         (11)        (24)       (129)
Rescissions                        (15)        -          (4)         -           (6)        -
Bonus (Recapture)                  11          7          29          10          4          57
Contract Maintenance Charges
(Note 2)                           -           -          -           -           -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         4,068       481        1,429       368         263        1,643
Increase (Decrease) in Net
Assets                             2,657       463        1,164       366         (651)      1,613
Net Assets at Beginning of
Period                             463         -          366         -           1,613      -
Net Assets at End of Period       $3,120       463        1,530       366         962        1,613







                 See Accompanying Notes to Financial Statements
                                       47

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                                                  AZL Turner
                                   AZL TargetPLUS         AZL TargetPLUS          Quantitative Small
                                   Growth Fund            Moderate Fund           Cap Growth Fund
                                   2008        2007 (B)   2008        2007 (B)    2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(40)        6          (27)        2           (22)       (25)
Realized Gains (Losses) on
Investments, Net                   (63)        (3)        (51)        (2)         156        65
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (1,099)     (16)       (519)       (8)         (661)      (1)
Net Increase (Decrease) in Net
Assets
From Operations                    (1,202)     (13)       (597)       (8)         (527)      39

Contract Transactions-All
Products (Note 5)
Purchase Payments                  2,878       777        2,219       466         428        302
Transfers Between Funds (Note 2)   (73)        173        (35)        (56)        64         (52)
Surrenders and Terminations        (51)        -          (31)        (6)         (19)       (162)
Rescissions                        (86)        -          (189)       (69)        (18)       (9)
Bonus (Recapture)                  41          12         42          -           8          10
Contract Maintenance Charges
(Note 2)                           -           -          -           -           -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         2,709       962        2,006       335         463        89
Increase (Decrease) in Net
Assets                             1,507       949        1,409       327         (64)       128
Net Assets at Beginning of
Period                             949         -          327         -           952        824
Net Assets at End of Period       $2,456       949        1,736       327         888        952





                 See Accompanying Notes to Financial Statements
                                       48

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                                                  AZL Van Kampen
                                   AZL Van Kampen          AZL Van Kampen         Equity and Income
                                   Aggressive Growth Fund  Comstock Fund          Fund
                                   2008        2007        2008       2007        2008        2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $-           (35)        (15)       (74)        10          (17)
Realized Gains (Losses) on
Investments, Net                   -           488         325        367         12          103
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      -           (56)        (3,356)    (792)       (561)       (84)
Net Increase (Decrease) in Net
Assets
From Operations                    -           397         (3,046)    (499)       (539)       2

Contract Transactions-All
Products (Note 5)
Purchase Payments                  -           478         774        1,111       1,365       597
Transfers Between Funds (Note 2)   -           (1,885)     (728)      3,979       (167)       (108)
Surrenders and Terminations        -           (131)       (413)      (2,148)     (76)        (415)
Rescissions                        -           -           (37)       -           (12)        (1)
Bonus (Recapture)                  -           11          5          34          25          12
Contract Maintenance Charges
(Note 2)                           -           -           (1)        (1)         -           -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         -           (1,527)     (400)      2,975       1,135       85
Increase (Decrease) in Net
Assets                             -           (1,130)     (3,446)    2,476       596         87
Net Assets at Beginning of
Period                             -           1,130       8,290      5,814       1,776       1,689
Net Assets at End of Period       $-           -           4,844      8,290       2,372       1,776




                 See Accompanying Notes to Financial Statements
                                       49

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)

                                                                                  AZL Van Kampen
                                   AZL Van Kampen         AZL Van Kampen Global   Growth and Income
                                   Global Franchise Fund  Real Estate Fund        Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(24)        (165)      (8)         (60)        (7)        (82)
Realized Gains (Losses) on
Investments, Net                   262         436        (164)       327         61         558
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (2,407)     135        (865)       (384)       (1,485)    (664)
Net Increase (Decrease) in Net
Assets
From Operations                    (2,169)     406        (1,037)     (117)       (1,431)    (188)

Contract Transactions-All
Products (Note 5)
Purchase Payments                  1,259       2,716      723         2,769       685        1,077
Transfers Between Funds (Note 2)   (738)       (914)      (158)       (3,954)     (112)      (824)
Surrenders and Terminations        (218)       (712)      (48)        (140)       (562)      (1,339)
Rescissions                        (135)       (38)       (10)        (35)        (16)       (40)
Bonus (Recapture)                  8           58         15          66          5          36
Contract Maintenance Charges
(Note 2)                           (1)         (1)        -           -           (1)        (1)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         175         1,109      522         (1,294)     (1)        (1,091)
Increase (Decrease) in Net
Assets                             (1,994)     1,515      (515)       (1,411)     (1,432)    (1,279)
Net Assets at Beginning of
Period                             6,967       5,452      1,977       3,388       4,422      5,701
Net Assets at End of Period       $4,973       6,967      1,462       1,977       2,990      4,422




                 See Accompanying Notes to Financial Statements
                                       50

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   AZL Van Kampen Mid     AZL Van Kampen          BlackRock Global
                                   Cap Growth Fund        Strategic Growth Fund   Allocations V.I. Fund
                                   2008        2007       2008        2007        2008 (A)   2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net   $ (162)       (166)      -           (28)        50         -
Realized Gains (Losses) on
Investments, Net                   2           555        -           393         (91)       -
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (5,814)     503        -           (151)       (147)      -
Net Increase (Decrease) in Net
Assets
From Operations                    (5,974)     892        -           214         (188)      -

Contract Transactions-All
Products (Note 5)
Purchase Payments                  2,280       1,846      -           214         3,370      -
Transfers Between Funds (Note 2)   (7,497)     11,352     -           (1,802)     (42)       -
Surrenders and Terminations        (405)       (746)      -           (157)       (44)       -
Rescissions                        (75)        (53)       -           -           (259)      -
Bonus (Recapture)                  40          40         -           4           16         -
Contract Maintenance Charges
(Note 2)                           (1)         (1)        -           -           -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (5,658)     12,438     -           (1,741)     3,041      -
Increase (Decrease) in Net
Assets                             (11,632)    13,330     -           (1,527)     2,853      -
Net Assets at Beginning of
Period                             17,475      4,145      -           1,527       -          -
Net Assets at End of Period       $5,843       17,475     -           -           2,853      -






                 See Accompanying Notes to Financial Statements
                                       51

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)




Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Davis VA Financial     Davis VA Real Estate    Davis VA Value
                                   Portfolio              Portfolio               Portfolio
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(37)        (33)       -           -           (6)        (14)
Realized Gains (Losses) on
Investments, Net                   (189)       294        -           16          17         253
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (753)       (389)      -           (14)        (275)      (202)
Net Increase (Decrease) in Net
Assets
From Operations                    (979)       (128)      -           2           (264)      37

Contract Transactions-All
Products (Note 5)
Purchase Payments                  433         470        -           -           1          4
Transfers Between Funds (Note 2)   133         75         -           -           (27)       (229)
Surrenders and Terminations        (270)       (542)      -           (39)        (156)      (441)
Rescissions                        (10)        (20)       -           -           -          -
Bonus (Recapture)                  4           10         -           -           -          -
Contract Maintenance Charges
(Note 2)                           -           -          -           -           -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         290         (7)        -           (39)        (182)      (666)
Increase (Decrease) in Net
Assets                             (689)       (135)      -           (37)        (446)      (629)
Net Assets at Beginning of
Period                             1,895       2,030      -           37          719        1,348
Net Assets at End of Period       $1,206       1,895      -           -           273        719




                 See Accompanying Notes to Financial Statements
                                       52

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                                                  Franklin Global
                                   Dreyfus IP Small Cap   Dreyfus Stock Index     Communications
                                   Stock Index Portfolio  Fund                    Securities Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(29)        (99)       (33)        (48)        (163)      (266)
Realized Gains (Losses) on
Investments, Net                   123         660        402         497         (1,239)    (233)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (115)       (497)      (1,084)     (203)       (6,182)    3,599
Net Increase (Decrease) in Net
Assets
From Operations                    (21)        64         (715)       246         (7,584)    3,100

Contract Transactions-All
Products (Note 5)
Purchase Payments                  28          1,620      30          376         692        972
Transfers Between Funds (Note 2)   (3,318)     (1,796)    (4,073)     (504)       (2,586)    2,502
Surrenders and Terminations        (123)       (717)      (500)       (1,555)     (1,454)    (2,297)
Rescissions                        (18)        (34)       -           (4)         (76)       (62)
Bonus (Recapture)                  (1)         38         1           8           23         37
Contract Maintenance Charges
(Note 2)                           -           (1)        (1)         (1)         (9)        (10)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (3,432)     (890)      (4,543)     (1,680)     (3,410)    1,142
Increase (Decrease) in Net
Assets                             (3,453)     (826)      (5,258)     (1,434)     (10,994)   4,242
Net Assets at Beginning of
Period                             3,453       4,279      5,258       6,692       18,502     14,260
Net Assets at End of Period       $-           3,453      -           5,258       7,508      18,502






                 See Accompanying Notes to Financial Statements
                                       53

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Franklin Growth and
                                   Income Securities      Franklin High Income    Franklin Income
                                   Fund                   Securities Fund         Securities Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $455         300        714         542         1,458      859
Realized Gains (Losses) on
Investments, Net                   598         2,234      (721)       (542)       260        1,645
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (10,749)    (3,985)    (2,058)     8           (15,833)   (1,625)
Net Increase (Decrease) in Net
Assets
From Operations                    (9,696)     (1,451)    (2,065)     8           (14,115)   879

Contract Transactions-All
Products (Note 5)
Purchase Payments                  57          714        979         1,286       7,911      5,996

Transfers Between Funds (Note 2)   (1,457)     (893)      (1,270)     (1,304)     (800)      308
Surrenders and Terminations        (2,802)     (5,183)    (1,136)     (1,751)     (5,231)    (7,750)
Rescissions                        -           (60)       (13)        (15)        (605)      (31)
Bonus (Recapture)                  3           20         15          27          48         138
Contract Maintenance Charges
(Note 2)                           (13)        (15)       (3)         (4)         (15)       (14)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (4,212)     (5,417)    (1,428)     (1,761)     1,308      (1,353)
Increase (Decrease) in Net
Assets                             (13,908)    (6,868)    (3,493)     (1,753)     (12,807)   (474)
Net Assets at Beginning of
Period                             29,733      36,601     9,555       11,308      45,280     45,754
Net Assets at End of Period       $15,825      29,733     6,062       9,555       32,473     45,280





                 See Accompanying Notes to Financial Statements
                                       54

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)





Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Franklin Large Cap
                                   Growth Securities      Franklin Money Market   Franklin Real Estate
                                   Fund                   Fund                    Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(18)        (98)       8           184         (37)       85
Realized Gains (Losses) on
Investments, Net                   310         451        -           -           1,393      1,594
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (3,409)     210        (4)         (1)         (5,280)    (4,935)
Net Increase (Decrease) in Net
Assets
From Operations                    (3,117)     563        4           183         (3,924)    (3,256)

Contract Transactions-All
Products (Note 5)
Purchase Payments                  49          272        -           17          20         173
Transfers Between Funds (Note 2)   (524)       (480)      (1)         (95)        (724)      (1,289)
Surrenders and Terminations        (926)       (1,998)    (442)       (1,057)     (925)      (2,413)
Rescissions                        -           -          -           -           -          (26)
Bonus (Recapture)                  1           6          -           -           1          4
Contract Maintenance Charges
(Note 2)                           (3)         (4)        (2)         (2)         (3)        (4)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (1,403)     (2,204)    (445)       (1,137)     (1,631)    (3,555)
Increase (Decrease) in Net
Assets                             (4,520)     (1,641)    (441)       (954)       (5,555)    (6,811)
Net Assets at Beginning of
Period                             9,665       11,306     5,420       6,374       10,219     17,030
Net Assets at End of Period       $5,145       9,665      4,979       5,420       4,664      10,219



                 See Accompanying Notes to Financial Statements
                                       55

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Franklin Rising                                Franklin Small-Mid
                                   Dividends Securities   Franklin Small Cap      Cap Growth
                                   Fund                   Value Securities Fund   Securities Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $85          277        (19)        (47)        (87)       (138)
Realized Gains (Losses) on
Investments, Net                   729         2,101      284         575         618        1,066
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (8,721)     (3,643)    (1,179)     (641)       (3,373)    (124)
Net Increase (Decrease) in Net
Assets
From Operations                    (7,907)     (1,265)    (914)       (113)       (2,842)    804

Contract Transactions-All
Products (Note 5)
Purchase Payments                  56          203        16          33          45         80
Transfers Between Funds (Note 2)   (1,445)     (1,113)    (233)       (428)       (480)      (224)
Surrenders and Terminations        (3,203)     (4,239)    (289)       (483)       (636)      (1,640)
Rescissions                        -           (2)        -           (20)        -          -
Bonus (Recapture)                  1           3          -           1           1          3
Contract Maintenance Charges
(Note 2)                           (12)        (14)       (1)         (1)         (3)        (4)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (4,603)     (5,162)    (507)       (898)       (1,073)    (1,785)
Increase (Decrease) in Net
Assets                             (12,510)    (6,427)    (1,421)     (1,011)     (3,915)    (981)
Net Assets at Beginning of
Period                             30,953      37,380     3,114       4,125       7,335      8,316
Net Assets at End of Period       $18,443      30,953     1,693       3,114       3,420      7,335





                 See Accompanying Notes to Financial Statements
                                       56

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Franklin Templeton
                                   VIP Founding Funds     Franklin U.S.           Franklin Zero Coupon
                                   Allocation Fund        Government Fund         Fund 2010
                                   2008        2007 (B)   2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $93          (2)        768         771         249        141
Realized Gains (Losses) on
Investments, Net                   39          (9)        3           (127)       (6)        (4)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (2,526)     (9)        643         543         46         159
Net Increase (Decrease) in Net
Assets
From Operations                    (2,394)     (20)       1,414       1,187       289        296

Contract Transactions-All
Products (Note 5)
Purchase Payments                  8,217       1,101      2,547       504         1,640      83
Transfers Between Funds (Note 2)   (57)        317        2,058       (19)        (279)      66
Surrenders and Terminations        (242)       (3)        (3,828)     (4,369)     (435)      (440)
Rescissions                        (112)       -          (133)       (3)         (63)       -
Bonus (Recapture)                  170         39         26          5           36         -
Contract Maintenance Charges
(Note 2)                           -           -          (11)        (10)        (1)        (1)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         7,976       1,454      659         (3,892)     898        (292)
Increase (Decrease) in Net
Assets                             5,582       1,434      2,073       (2,705)     1,187      4
Net Assets at Beginning of
Period                             1,434       -          22,936      25,641      4,581      4,577
Net Assets at End of Period       $7,016       1,434      25,009      22,936      5,768      4,581







                 See Accompanying Notes to Financial Statements
                                       57

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   J.P. Morgan
                                   International           J.P. Morgan U.S.
                                   Opportunities           Large Cap Core         Jennison 20/20 Focus
                                   Portfolio               Equity Portfolio       Portfolio
                                   2008        2007        2008       2007        2008        2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $-           -           -          -           (25)        (35)
Realized Gains (Losses) on
Investments, Net                   2           -           -          -           183         234
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (7)         -           (5)        -           (332)       (79)
Net Increase (Decrease) in Net
Assets
From Operations                    (5)         -           (5)        -           (174)       120

Contract Transactions-All
Products (Note 5)
Purchase Payments                  -           -           -          -           61          8
Transfers Between Funds (Note 2)   -           -           -          -           (1,339)     1
Surrenders and Terminations        -           -           (1)        -           (87)        (214)
Rescissions                        -           -           -          -           -           -
Bonus (Recapture)                  -           -           -          -           -           -
Contract Maintenance Charges
(Note 2)                           -           -           -          -           -           -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         -           -           (1)        -           (1,365)     (205)
Increase (Decrease) in Net
Assets                             (5)         -           (6)        -           (1,539)     (85)
Net Assets at Beginning of
Period                             12          12          15         15          1,539       1,624
Net Assets at End of Period       $7           12          9          15          -           1,539






                 See Accompanying Notes to Financial Statements
                                       58

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Mutual Discovery       Mutual Shares           OpCap Mid Cap
                                   Securities Fund        Securities Fund         Portfolio
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $87          (118)      264         (128)       (18)       (10)
Realized Gains (Losses) on
Investments, Net                   905         2,187      607         2,597       50         12
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (7,529)     25         (11,677)    (2,189)     (544)      (10)
Net Increase (Decrease) in Net
Assets
From Operations                    (6,537)     2,094      (10,806)    280         (512)      (8)

Contract Transactions-All
Products (Note 5)
Purchase Payments                  4,068       6,187      5,263       5,709       763        622
Transfers Between Funds (Note 2)   (707)       (2,058)    (1,211)     (185)       90         77
Surrenders and Terminations        (1,248)     (2,959)    (2,133)     (4,259)     (39)       (12)
Rescissions                        (363)       (190)      (319)       (29)        (26)       -
Bonus (Recapture)                  47          136        55          138         13         9
Contract Maintenance Charges
(Note 2)                           (5)         (4)        (6)         (6)         -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         1,792       1,112      1,649       1,368       801        696
Increase (Decrease) in Net
Assets                             (4,745)     3,206      (9,157)     1,648       289        688
Net Assets at Beginning of
Period                             20,783      17,577     27,956      26,308      818        130
Net Assets at End of Period       $16,038      20,783     18,799      27,956      1,107      818







                 See Accompanying Notes to Financial Statements
                                       59

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Oppenheimer Global      Oppenheimer High       Oppenheimer Main
                                   Securities Fund/VA      Income Fund/VA         Street Fund/VA
                                   2008        2007        2008       2007        2008        2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(8)         (18)        28         61          (11)        (31)
Realized Gains (Losses) on
Investments, Net                   117         458         (72)       (16)        115         276
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (888)       (303)       (430)      (54)        (994)       (143)
Net Increase (Decrease) in Net
Assets
From Operations                    (779)       137         (474)      (9)         (890)       102

Contract Transactions-All
Products (Note 5)
Purchase Payments                  4           7           -          -           2           14
Transfers Between Funds (Note 2)   (250)       (448)       257        (319)       (56)        (223)
Surrenders and Terminations        (182)       (454)       (44)       (150)       (85)        (679)
Rescissions                        -           -           -          -           -           -
Bonus (Recapture)                  -           -           -          -           -           -
Contract Maintenance Charges
(Note 2)                           -           -           -          -           -           -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (428)       (895)       213        (469)       (139)       (888)
Increase (Decrease) in Net
Assets                             (1,207)     (758)       (261)      (478)       (1,029)     (786)
Net Assets at Beginning of
Period                             2,160       2,918       663        1,141       2,309       3,095
Net Assets at End of Period       $953         2,160       402        663         1,280       2,309







                 See Accompanying Notes to Financial Statements
                                       60

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                          PIMCO VIT Commodity     PIMCO VIT Emerging
                                   PIMCO VIT All Asset    RealReturn Strategy     Markets Bond
                                   Portfolio              Portfolio               Portfolio
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net   $ 114         117        135         40          67         34
Realized Gains (Losses) on
Investments, Net                   (72)        11         (2,527)     4           24         22
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (552)       1          (2,343)     275         (381)      (23)
Net Increase (Decrease) in Net
Assets
From Operations                    (510)       129        (4,735)     319         (290)      33

Contract Transactions-All
Products (Note 5)
Purchase Payments                  1,246       305        2,917       580         594        425
Transfers Between Funds (Note 2)   234         (43)       2,875       (30)        (68)       69
Surrenders and Terminations        (219)       (397)      (236)       (224)       (35)       (115)
Rescissions                        (222)       (8)        (93)        (1)         (2)        (9)
Bonus (Recapture)                  15          7          57          23          11         16
Contract Maintenance Charges
(Note 2)                           -           -          (1)         -           -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         1,054       (136)      5,519       348         500        386
Increase (Decrease) in Net
Assets                             544         (7)        784         667         210        419
Net Assets at Beginning of
Period                             2,193       2,200      2,146       1,479       1,235      816
Net Assets at End of Period      $ 2,737       2,193      2,930       2,146       1,445      1,235





                 See Accompanying Notes to Financial Statements
                                       61

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   PIMCO VIT Global Bond   PIMCO VIT High Yield   PIMCO VIT Real
                                   Portfolio               Portfolio              Return Portfolio
                                   2008        2007        2008       2007        2008        2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $19          7           163        163         103         161
Realized Gains (Losses) on
Investments, Net                   (59)        10          (108)      17          (162)       (77)
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (92)        42          (842)      (129)       (800)       441
Net Increase (Decrease) in Net
Assets
From Operations                    (132)       59          (787)      51          (859)       525

Contract Transactions-All
Products (Note 5)
Purchase Payments                  871         301         561        328         3,332       870
Transfers Between Funds (Note 2)   (12)        297         (104)      (255)       (778)       (596)
Surrenders and Terminations        (56)        (83)        (311)      (574)       (367)       (1,180)
Rescissions                        (5)         -           (27)       (1)         (384)       (11)
Bonus (Recapture)                  15          11          7          11          39          11
Contract Maintenance Charges
(Note 2)                           -           -           (1)        -           (1)         (1)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         813         526         125        (491)       1,841       (907)
Increase (Decrease) in Net
Assets                             681         585         (662)      (440)       982         (382)
Net Assets at Beginning of
Period                             1,005       420         3,190      3,630       6,396       6,778
Net Assets at End of Period      $ 1,686       1,005       2,528      3,190       7,378       6,396






                 See Accompanying Notes to Financial Statements
                                       62

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   PIMCO VIT StocksPLUS
                                   Growth and Income      PIMCO VIT Total         Seligman Global
                                   Portfolio              Return Portfolio        Technology Portfolio
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $8           12         309         247         -          -
Realized Gains (Losses) on
Investments, Net                   (5)         40         280         (32)        -          -
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (70)        (40)       (252)       350         (3)        1
Net Increase (Decrease) in Net
Assets
From Operations                    (67)        12         337         565         (3)        1

Contract Transactions-All
Products (Note 5)
Purchase Payments                  1           2          6,292       955         -          -
Transfers Between Funds (Note 2)   (29)        (112)      (268)       440         -          -
Surrenders and Terminations        (26)        (32)       (1,414)     (1,835)     -          (2)
Rescissions                        -           -          (1,258)     (9)         -          -
Bonus (Recapture)                  -           -          44          30          -          -
Contract Maintenance Charges
(Note 2)                           -           -          (2)         (1)         -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (54)        (142)      3,394       (420)       -          (2)
Increase (Decrease) in Net
Assets                             (121)       (130)      3,731       145         (3)        (1)
Net Assets at Beginning of
Period                             193         323        9,028       8,883       8          9
Net Assets at End of Period       $72          193        12,759      9,028       5          8






                 See Accompanying Notes to Financial Statements
                                       63

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                          SP Strategic Partners
                                   Seligman Small-Cap     Focused Growth          SP International
                                   Value Portfolio        Portfolio               Growth Portfolio
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net    $(18)        (40)       (7)         (9)         (2)        (8)
Realized Gains (Losses) on
Investments, Net                   233         265        27          39          29         130
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (710)       (165)      (161)       15          (296)      (55)
Net Increase (Decrease) in Net
Assets
From Operations                    (495)       60         (141)       45          (269)      67

Contract Transactions-All
Products (Note 5)
Purchase Payments                  2           3          1           6           8          8
Transfers Between Funds (Note 2)   (444)       (214)      41          (71)        25         213
Surrenders and Terminations        (53)        (234)      (25)        (58)        (75)       (167)
Rescissions                        -           -          -           -           -          -
Bonus (Recapture)                  -           -          -           -           -          -
Contract Maintenance Charges
(Note 2)                           -           -          -           -           -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (495)       (445)      17          (123)       (42)       54
Increase (Decrease) in Net
Assets                             (990)       (385)      (124)       (78)        (311)      121
Net Assets at Beginning of
Period                             1,579       1,964      370         448         529        408
Net Assets at End of Period      $ 589         1,579      246         370         218        529






                 See Accompanying Notes to Financial Statements
                                       64

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                                          Templeton Developing
                                   Templeton Asset        Markets Securities      Templeton Foreign
                                   Strategy Fund          Fund                    Securities Fund
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net   $ 62          123        58          33          163        113
Realized Gains (Losses) on
Investments, Net                   63          186        (1,489)     1,829       1,853      2,160
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (316)       (240)      (3,701)     438         (10,265)   599
Net Increase (Decrease) in Net
Assets
From Operations                    (191)       69         (5,132)     2,300       (8,249)    2,872

Contract Transactions-All
Products (Note 5)
Purchase Payments                  -           -          39          165         124        445
Transfers Between Funds (Note 2)   -           (1)        (4,225)     (1,016)     (516)      (464)
Surrenders and Terminations        (54)        (106)      (569)       (1,340)     (1,883)    (2,936)
Rescissions                        -           -          -           -           (39)       (9)
Bonus (Recapture)                  -           -          1           6           3          16
Contract Maintenance Charges
(Note 2)                           -           -          (2)         (2)         (8)        (9)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (54)        (107)      (4,756)     (2,187)     (2,319)    (2,957)
Increase (Decrease) in Net
Assets                             (245)       (38)       (9,888)     113         (10,568)   (85)
Net Assets at Beginning of
Period                             781         819        9,888       9,775       21,594     21,679


Net Assets at End of Period       $536         781        -           9,888       11,026     21,594






                 See Accompanying Notes to Financial Statements
                                       65

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)


Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Templeton Global                               Van Kampen LIT
                                   Income Securities      Templeton Growth        Capital Growth
                                   Fund                   Securities Fund         Portfolio
                                   2008        2007       2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net   $ 303         46         3           (106)       -          -
Realized Gains (Losses) on
Investments, Net                   (779)       136        355         1,750       -          1
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (6)         133        (10,395)    (1,622)     (3)        -
Net Increase (Decrease) in Net
Assets
From Operations                    (482)       315        (10,037)    22          (3)        1

Contract Transactions-All
Products (Note 5)
Purchase Payments                  4,106       634        4,047       4,650       -          -
Transfers Between Funds (Note 2)   (732)       424        (997)       (1,125)     -          -
Surrenders and Terminations        (486)       (443)      (1,941)     (2,922)     -          (5)
Rescissions                        (298)       -          (318)       (11)        -          -
Bonus (Recapture)                  61          17         44          116         -          -
Contract Maintenance Charges
(Note 2)                           (2)         (2)        (7)         (7)         -          -
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         2,649       630        828         701         -          (5)
Increase (Decrease) in Net
Assets                             2,167       945        (9,209)     723         (3)        (4)
Net Assets at Beginning of
Period                             4,446       3,501      22,689      21,966      5          9
Net Assets at End of Period      $ 6,613       4,446      13,480      22,689      2          5






                 See Accompanying Notes to Financial Statements
                                       66

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements (continued)



Statements of Changes in Net Assets (continued)
For the year ended December 31, 2008 and 2007
(In thousands)
                                   Van Kampen LIT Growth
                                   and Income Portfolio    Total All Funds
                                   2008        2007        2008       2007

Increase (Decrease) in Net
Assets:
Operations:


Investment Income (Loss),  Net   $ -           -           3,584      356
Realized Gains (Losses) on
Investments, Net                   2           1           (2,386)    36,456
Net Change in Unrealized
Appreciation
(Depreciation) on Investments      (3)         (1)         (197,851)  (20,223)
Net Increase (Decrease) in Net
Assets
From Operations                    (1)         -           (196,653)  16,589

Contract Transactions-All
Products (Note 5)
Purchase Payments                  -           -           150,515    104,634
Transfers Between Funds (Note 2)   -           -           (15,327)   (83)
Surrenders and Terminations        (14)        -           (51,715)   (97,251)
Rescissions                        -           -           (9,982)    (2,155)
Bonus (Recapture)                  -           -           2,023      2,594
Contract Maintenance Charges
(Note 2)                           -           -           (141)      (138)
Net Increase (Decrease) in Net
Assets Resulting
From Contract Transactions         (14)        -           75,373     7,601
Increase (Decrease) in Net
Assets                             (15)        -           (121,280)  24,190
Net Assets at Beginning of
Period                             15          15          572,188    547,998
Net Assets at End of Period     $  -           15          450,908    572,188





(A) Period from May 1, 2008 (fund commencement) to December 31, 2008

(B) Period from May 1, 2007 (fund commencement) to December 31, 2007


                 See Accompanying Notes to Financial Statements
                                       67

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2008


1. ORGANIZATION

Allianz Life of New York Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended). The Variable Account was established by Allianz Life of New York on February 26, 1988 and commenced operations September 6, 1991. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York. The assets of the Variable Account, equal to the reserves and other liabilities of the Variable Account, are not chargeable with liabilities that arise from any other business, which Allianz Life of New York may conduct.

The Variable Account's sub-accounts invest, at net asset values, in one or more of select portfolios of AIM Variable Insurance Funds, Inc., The Alger American Fund, Allianz Investment Management, LLC, LLC, Davis Variable Account Fund, Inc., Dreyfus Service Corporation, Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds), J.P. Morgan Series Trust II, Oppenheimer Variable Account Funds, Pacific Investment Management Company, Prudential Investments Fund Management, LLC, Seligman Portfolios, Inc., LLC, Van Kampen Life Investment Trust and William Blair & Company LLC, in accordance with the selection made by the contract owner. Not all portfolios are available as investment options for the products, which comprise the Variable Account. The investment advisers and specialist manager for each portfolio is listed in the following table.




Portfolio                                    Investment Adviser                Specialist Manager/Adviser
AIM V.I. Capital Appreciation Fund           Invesco AIM Advisors, Inc.        N/A
AIM V.I. Core Equity Fund                    Invesco AIM Advisors, Inc.        N/A
Alger American Capital Appreciation          Fred Alger Management, Inc.       N/A
Portfolio
Alger American LargeCap Growth Portfolio     Fred Alger Management, Inc.       N/A
Alger American MidCap Growth Portfolio       Fred Alger Management, Inc.       N/A
Alger American SmallCap Growth Portfolio     Fred Alger Management, Inc.       N/A
AZL AIM International Equity Fund * +        Allianz Investment                Invesco Aim Capital Management,
                                             Management, LLC                   Inc.
AZL BlackRock Capital Appreciation Fund * +  Allianz Investment                BlackRock Capital Management, Inc.
                                             Management, LLC
AZL Columbia Mid Cap Value Fund +            Allianz Investment                Columbia Management Advisors, LLC
                                             Management, LLC
AZL Columbia Small Cap Value Fund +          Allianz Investment                Columbia Management Advisors, LLC
                                             Management, LLC
AZL Columbia Technology Fund * +             Allianz Investment                Columbia Management Advisors, LLC
                                             Management, LLC
AZL Davis NY Venture Fund * +                Allianz Investment                Davis Selected Advisers, L.P.
                                             Management, LLC
AZL Dreyfus Founders Equity Growth Fund * +  Allianz Investment                Founders Asset Management, LLC
                                             Management, LLC
AZL First Trust Target Double Play Fund +    Allianz Investment                First Trust Adivsors L.P.
                                             Management, LLC
AZL Franklin Small Cap Value Fund * +        Allianz Investment                Franklin Advisory Services LLC
                                             Management, LLC
AZL Fusion Balanced Fund +                   Allianz Investment                Allianz Investment Management, LLC
                                             Management, LLC
AZL Fusion Growth Fund +                     Allianz Investment                Allianz Investment Management, LLC
                                             Management, LLC
AZL Fusion Moderate Fund +                   Allianz Investment                Allianz Investment Management, LLC
                                             Management, LLC
AZL Jennison 20/20 Focus Fund * +            Allianz Investment                Jennison Associates LLC
                                             Management, LLC
AZL Legg Mason Growth Fund * +               Allianz Investment                Legg Mason Funds Management, Inc.
                                             Management, LLC
AZL Legg Mason Value Fund * +                Allianz Investment                Legg Mason Funds Management, Inc.
                                             Management, LLC
AZL Money Market Fund * +                    Allianz Investment                BlackRock Institutional
                                             Management, LLC                   Management Corporation
AZL NACM International Fund +                Allianz Investment                Nicholas Applegate Capital
                                             Management, LLC                   Management, Inc.
AZL OCC Opportunity Fund * +                 Allianz Investment                Oppenheimer Capital, LLC
                                             Management, LLC
AZL Oppenheimer Global Fund * +              Allianz Investment                OppenheimerFunds, Inc.
                                             Management, LLC
AZL Oppenheimer International Growth         Allianz Investment                OppenheimerFunds, Inc.
Fund * +                                     Management, LLC

AZL Oppenheimer Main Street Fund * +         Allianz Investment                OppenheimerFunds, Inc.
                                             Management, LLC
AZL PIMCO Fundamental IndexPLUS Total        Allianz Investment                Pacific Investment Management
Return Fund * +                              Management, LLC                   Company LLC
AZL S&P 500 Index Fund +                     Allianz Investment                The Dreyfus Corporation
                                             Management, LLC
AZL Schroder Emerging Markets Equity         Allianz Investment                Schroder Investment Management NA
Fund CL 1 +                                  Management, LLC                   Inc.
AZL Schroder Emerging Markets Equity         Allianz Investment                Schroder Investment Management NA
Fund CL 2 +                                  Management, LLC                   Inc.
AZL Schroder International Small Cap         Allianz Investment                Schroder Investment Management NA
Fund +                                       Management, LLC                   Inc.
AZL Small Cap Stock Index Fund +             Allianz Investment                The Dreyfus Corporation
                                             Management, LLC
AZL TargetPLUS Balanced Fund +               Allianz Investment                First Trust Adivsors L.P./Pacific
                                             Management, LLC                   Invst Mgmt Co LLC
AZL TargetPLUS Equity Fund +                 Allianz Investment                First Trust Adivsors L.P.
                                             Management, LLC
AZL TargetPLUS Growth Fund +                 Allianz Investment                First Trust Adivsors L.P./Pacific
                                             Management, LLC                   Invst Mgmt Co LLC



                 See Accompanying Notes to Financial Statements
                                       68

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008



1. ORGANIZATION (continued)


Portfolio                                    Investment Adviser                Specialist Manager/Adviser
AZL TargetPLUS Moderate Fund +               Allianz Investment                First Trust Adivsors
                                             Management, LLC                   L.P./Pacific Invst Mgmt Co LLC
AZL Turner Quantitative Small Cap            Allianz Investment                Turner Investment Partners, Inc.
Growth Fund +                                Management, LLC
AZL Van Kampen Comstock Fund * +             Allianz Investment                Van Kampen Asset Management, Inc.
                                             Management, LLC
AZL Van Kampen Equity and Income Fund * +    Allianz Investment                Van Kampen Asset Management, Inc.
                                             Management, LLC
AZL Van Kampen Global Franchise Fund * +     Allianz Investment                Van Kampen Asset Management, Inc.
                                             Management, LLC
AZL Van Kampen Global Real Estate Fund* +    Allianz Investment                Van Kampen Asset Management, Inc.
                                             Management, LLC
AZL Van Kampen Growth and Income Fund * +    Allianz Investment                Van Kampen Asset Management, Inc.
                                             Management, LLC
AZL Van Kampen Mid Cap Growth Fund * +       Allianz Investment                Van Kampen Asset Management, Inc.
                                             Management, LLC
BlackRock Global Allocations V.I. Fund       BlackRock Investment              N/A
                                             Management, LLC
Davis VA Financial Portfolio                 Davis Selected Advisers, LP       N/A
Davis VA Value Portfolio                     Davis Selected Advisers, LP       N/A
Franklin Global Communications               Franklin Advisers, Inc.           N/A
Securities Fund *
Franklin Growth and Income Securities        Franklin Advisers, Inc.           N/A
Fund *
Franklin High Income Securities Fund *       Franklin Advisers, Inc.           N/A
Franklin Income Securities Fund *            Franklin Advisers, Inc.           N/A
Franklin Large Cap Growth Securities         Franklin Advisers, Inc.           N/A
Fund *
Franklin Money Market Fund *                 Franklin Advisers, Inc.           N/A
Franklin Real Estate Fund *                  Franklin Templeton                N/A
                                             Institutional, LLC
Franklin Rising Dividends Securities         Franklin Advisory Services,       N/A
Fund *                                       LLC
Franklin Small Cap Value Securities          Franklin Advisory Services,       N/A
Fund *                                       LLC
Franklin Small-Mid Cap Growth                Franklin Advisers, Inc.           N/A
Securities Fund *
Franklin Templeton VIP Founding Funds        Franklin Templeton Services,      N/A
Allocation Fund                              LLC
Franklin U.S. Government Fund *              Franklin Advisers, Inc.           N/A
Franklin Zero Coupon Fund 2010               Franklin Advisers, Inc.           N/A
J.P. Morgan International Opportunities      J.P. Morgan Investment            N/A
Portfolio                                    Management Inc.
J.P. Morgan U.S. Large Cap Core Equity       J.P. Morgan Investment            N/A
Portfolio                                    Management Inc.
Mutual Discovery Securities Fund *           Franklin Mutual Advisers, LLC     N/A
Mutual Shares Securities Fund *              Franklin Mutual Advisers, LLC     N/A
OpCap Mid Cap Portfolio +                    Allianz Global Invsetors Fund     N/A
                                             Management LLC
Oppenheimer Global Securities Fund/VA        OppenheimerFunds, Inc.            N/A
Oppenheimer High Income Fund/VA              OppenheimerFunds, Inc.            N/A
Oppenheimer Main Street Fund/VA              OppenheimerFunds, Inc.            N/A
PIMCO VIT All Asset Portfolio +              Pacific Investment                N/A
                                             Management Company LLC
PIMCO VIT CommodityRealReturn Strategy       Pacific Investment                N/A
Portfolio +                                  Management Company LLC
PIMCO VIT Emerging Markets Bond              Pacific Investment                N/A
Portfolio +                                  Management Company LLC
PIMCO VIT Global Bond Portfolio +            Pacific Investment                N/A
                                             Management Company LLC
PIMCO VIT High Yield Portfolio +             Pacific Investment                N/A
                                             Management Company LLC
PIMCO VIT Real Return Portfolio +            Pacific Investment                N/A
                                             Management Company LLC
PIMCO VIT StocksPLUS Growth and Income       Pacific Investment                N/A
Portfolio +                                  Management Company LLC
PIMCO VIT Total Return Portfolio +           Pacific Investment                N/A
                                             Management Company LLC
Seligman Global Technology Portfolio         J & W Seligman & Co. Inc.         N/A
Seligman Small-Cap Value Portfolio           J & W Seligman & Co. Inc.         N/A
SP Strategic Partners Focused Growth         Prudential Investments LLC        N/A
Portfolio *
SP International Growth Portfolio *          Prudential Investments LLC        N/A
Templeton Asset Strategy Fund *              Templeton Investment              N/A
                                             Counsel, LLC
Templeton Foreign Securities Fund *          Templeton Investment              N/A
                                             Counsel, LLC
Templeton Global Income Securities Fund *    Franklin Advisers, Inc.           N/A

Templeton Growth Securities Fund *           Templeton Global Advisors         N/A
                                             Limited
Van Kampen LIT Capital Growth Portfolio      Van Kampen Asset Management,      N/A
                                             Inc.


   * Portfolio contains class 2 shares which assess a2b-1 fees.
   + The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.





                 See Accompanying Notes to Financial Statements
                                       69

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008






 2.SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the portfolios after the 4 PM Eastern market close.

On January 1, 2008, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements" - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of a Funds' investments under SFAS No. 157 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including a Funds' own assumptions in determining the fair value of the investment. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2008, all of the Separate Account's investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the funds in accordance with SFAS No. 157 differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective portfolios and gains on the sale of portfolio shares as determined by the average cost method. Realized gain distributions are reinvested in the respective portfolios. Dividend distributions received from the portfolios are reinvested in additional shares of the portfolios and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Account investment option and a Dollar Cost Averaging Fixed Account investment option are available to deferred annuity contract owners. These accounts are comprised of equity and fixed income investments which are part of the general assets of Allianz Life of New York. The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles
(SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

Available investment options, including the date the investment option became available for each product, as of December 31, 2008 are listed in the following table.



                                                   Allianz         Allianz
                                  Allianz          Charter II      High Five       Allianz          Allianz          Allianz
Portfolio                         Advantage        NY              NY              Opportunity      Valuemark II     Vision
                                  -------------    ------------    ------------    -------------    -------------    ----------
AZL AIM International Equity      5/1/2002         5/3/2004        3/19/2007       10/4/2002        N/A              5/1/2007
Fund
AZL BlackRock Capital
Appreciation Fund                 5/2/2005         5/2/2005        3/19/2007       5/2/2005         N/A              5/1/2007
AZL Columbia Mid Cap Value
Fund                              5/1/2006         5/1/2006        3/19/2007       5/1/2006         5/1/2006         5/1/2007
AZL Columbia Small Cap Value
Fund                              5/3/2004         5/3/2004        3/19/2007       5/3/2004         N/A              5/1/2007
AZL Columbia Technology Fund      11/5/2001        5/3/2004        3/19/2007       10/4/2002        11/5/2001        5/1/2007
AZL Davis NY Venture Fund         11/15/2001       5/3/2004        3/19/2007       3/8/2004         3/8/2004         5/1/2007
AZL Dreyfus Founders Equity
Growth Fund                       11/15/2001       5/3/2004        3/19/2007       3/8/2004         3/8/2004         5/1/2007
AZL First Trust Target
Double Play Fund                  12/28/2006       12/28/2006      3/19/2007       12/28/2006       12/28/2006       5/1/2007








                 See Accompanying Notes to Financial Statements
                                       70

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Investments (continued)

                                                    Allianz
                                  Allianz           Charter II      Allianz High      Allianz            Allianz            Allianz
Portfolio                         Advantage         NY              Five NY           Opportunity        Valuemark II       Vision
                                  --------------    ------------    --------------    ----------------   ---------------    --------
AZL Franklin Small Cap Value      5/1/2003          5/3/2004        3/19/2007         5/1/2003           N/A                5/1/2007
Fund
AZL Fusion Balanced Fund          5/2/2005          5/2/2005        3/19/2007         5/2/2005           N/A                5/1/2007
AZL Fusion Growth Fund            5/2/2005          5/2/2005        3/19/2007         5/2/2005           N/A                5/1/2007
AZL Fusion Moderate Fund          5/2/2005          5/2/2005        3/19/2007         5/2/2005           N/A                5/1/2007
AZL Jennison 20/20 Focus Fund     5/2/2005          5/2/2005        3/19/2007         5/2/2005           N/A                5/1/2007
AZL Legg Mason Growth Fund        5/1/2002          5/3/2004        3/19/2007         10/4/2002          N/A                5/1/2007
AZL Legg Mason Value Fund         11/5/2001         5/3/2004        3/19/2007         10/4/2002          11/5/2001          5/1/2007
AZL Money Market Fund             1/22/2001         5/3/2004        3/19/2007         10/4/2002          11/5/2001          5/1/2007
AZL NACM International Fund       5/1/2007          5/1/2007        3/19/2007         5/1/2007           5/1/2007           5/1/2007
AZL OCC Opportunity Fund          5/1/2002          5/3/2004        3/19/2007         10/4/2002          N/A                5/1/2007
AZL Oppenheimer Global Fund       5/3/2004          5/3/2004        3/19/2007         5/3/2004           N/A                5/1/2007
AZL Oppenheimer
International Growth Fund         3/8/2004          5/3/2004        3/19/2007         3/8/2004           3/8/2004           5/1/2007
AZL Oppenheimer Main Street
Fund                              5/3/2004          5/3/2004        3/19/2007         5/3/2004           N/A                5/1/2007
AZL PIMCO Fundamental
IndexPLUS Total Return Fund       5/1/2006          5/1/2006        3/19/2007         5/1/2006           5/1/2006           5/1/2007
AZL S&P 500 Index Fund            5/1/2007          5/1/2007        3/19/2007         5/1/2007           5/1/2007           5/1/2007
AZL Schroder Emerging
Markets Equity Fund CL 2          5/1/2006          5/1/2006        3/19/2007         5/1/2006           5/1/2006           5/1/2007
AZL Schroder International
Small Cap Fund                    5/1/2007          5/1/2007        3/19/2007         5/1/2007           5/1/2007           5/1/2007
AZL Small Cap Stock Index
Fund                              5/1/2007          5/1/2007        3/19/2007         5/1/2007           5/1/2007           5/1/2007
AZL TargetPLUS Balanced Fund      5/1/2007          5/1/2007        3/19/2007         5/1/2007           5/1/2007           5/1/2007
AZL TargetPLUS Equity Fund        5/1/2007          5/1/2007        3/19/2007         5/1/2007           5/1/2007           5/1/2007
AZL TargetPLUS Growth Fund        5/1/2007          5/1/2007        3/19/2007         5/1/2007           5/1/2007           5/1/2007
AZL TargetPLUS Moderate Fund      5/1/2007          5/1/2007        3/19/2007         5/1/2007           5/1/2007           5/1/2007
AZL Turner Quantitative
Small Cap Growth Fund             5/2/2005          5/2/2005        3/19/2007         5/2/2005           N/A                5/1/2007
AZL Van Kampen Comstock Fund      5/1/2001          5/3/2004        3/19/2007         10/4/2002          5/1/2001           5/1/2007
AZL Van Kampen Equity and
Income Fund                       5/3/2004          5/3/2004        3/19/2007         5/3/2004           N/A                5/1/2007
AZL Van Kampen Global
Franchise Fund                    5/1/2003          5/3/2004        3/19/2007         5/3/2004           N/A                5/1/2007
AZL Van Kampen Global Real
Estate Fund                       5/1/2006          5/1/2006        3/19/2007         5/1/2006           5/1/2006           5/1/2007
AZL Van Kampen Growth and
Income Fund                       5/1/2001          5/3/2004        3/19/2007         10/4/2002          5/1/2001           5/1/2007
AZL Van Kampen Mid Cap
Growth Fund                       5/1/2001          5/3/2004        3/19/2007         10/4/2002          5/1/2001           5/1/2007
BlackRock Global Allocations
V.I. Fund                         5/1/2008          5/1/2008        5/1/2008          5/1/2008           5/1/2008           5/1/2008
Davis VA Financial Portfolio      11/5/2001         5/3/2004        3/19/2007         10/4/2002          N/A                5/1/2007
Franklin Global
Communications Securities
Fund                              1/22/2001         5/3/2004        3/19/2007         10/4/2002          9/6/1991           5/1/2007
Franklin High Income
Securities Fund                   1/22/2001         5/3/2004        3/19/2007         10/4/2002          9/6/1991           5/1/2007




                 See Accompanying Notes to Financial Statements
                                       71

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008





2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Investments (continued)


                                                    Allianz
                                  Allianz           Charter II       Allianz          Allianz            Allianz           Allianz
Portfolio                         Advantage         NY               High Five NY     Opportunity        Valuemark II      Vision
                                  --------------    -------------    -------------    ---------------    --------------    ---------
Franklin Templeton VIP            9/25/2007         9/25/2007        3/19/2007        9/25/2007          9/25/2007         9/25/2007
Founding Funds Allocation
Fund
Franklin U.S. Government Fund     1/22/2001         5/3/2004         3/19/2007        10/4/2002          9/6/1991          5/1/2007
Franklin Zero Coupon Fund
2010                              11/5/2001         5/3/2004         3/19/2007        10/4/2002          9/6/1991          5/1/2007
Mutual Discovery Securities
Fund                              1/22/2001         5/3/2004         3/19/2007        10/4/2002          11/8/1996         5/1/2007
Mutual Shares Securities Fund     1/22/2001         5/3/2004         3/19/2007        10/4/2002          11/8/1996         5/1/2007
OpCap Mid Cap Portfolio           5/1/2006          5/1/2006         3/19/2007        5/1/2006           5/1/2006          5/1/2007
PIMCO VIT All Asset Portfolio     5/3/2004          5/3/2004         3/19/2007        5/3/2004           N/A               5/1/2007
PIMCO VIT
CommodityRealReturn Portfolio     5/2/2005          5/2/2005         3/19/2007        5/2/2005           N/A               5/1/2007
PIMCO VIT Emerging Markets
Bond Portfolio                    5/2/2005          5/2/2005         3/19/2007        5/2/2005           N/A               5/1/2007
PIMCO VIT Global Bond
Portfolio                         5/2/2005          5/2/2005         3/19/2007        5/2/2005           N/A               5/1/2007
PIMCO VIT High Yield
Portfolio                         1/22/2001         5/3/2004         3/19/2007        10/4/2002          11/5/2001         5/1/2007
PIMCO VIT Real Return
Portfolio                         5/1/2003          5/3/2004         3/19/2007        5/1/2003           N/A               5/1/2007
PIMCO VIT Total Return
Portfolio                         1/22/2001         5/3/2004         3/19/2007        10/4/2002          11/5/2001         5/1/2007
Templeton Global Income
Securities Fund                   11/5/2001         5/3/2004         3/19/2007        10/4/2002          1/24/1992         5/1/2007
Templeton Growth Securities
Fund                              11/5/2001         5/3/2004         3/19/2007        10/4/2002          7/31/1994         5/1/2007






For the Years Ended December 31, 2008 and 2007, several portfolios changed their name as summarized, with the effective date of the change, in the following table.


Current Portfolio Name                           Prior Portfolio Name                             Effective Date
AZL Turner Quantitative Small Cap Growth Fund    AZL LMP Small Cap Growth Fund                    June 26, 2007
AZL Schroder Emerging Markets Equity Fund CL 2   AZL Oppenheimer Developing Markets Fund          December 7, 2007
Alger American Capital Appreciation Portfolio    Alger American Leveraged AllCap Portfolio        May 1, 2008
Alger American LargeCap Growth Portfolio         Alger American Growth Portfolio                  May 1, 2008
Alger American SmallCap Growth Portfolio         Alger American Small Capitalization Portfolio    May 1, 2008
Van Kampen LIT Capital Growth Portfolio          Van Kampen LIT Strategic Growth Portfolio        May 1, 2008
AZL Columbia Small Cap Value Fund                AZL Dreyfus Premier Small Cap Value Fund         September 20, 2008
AZL BlackRock Capital Appreciation fund          AZL Jennison Growth fund                         November 21, 2008
AZL Columbia Mid Cap Value Fund                  AZL Neuberger Regency Fund                       November 21, 2008



During the years ended December 31, 2008 and 2007, no portfolios were closed to new money.



                 See Accompanying Notes to Financial Statements
                                       72

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008



2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments (continued)

For the Years Ended December 31, 2008 and 2007, several portfolios merged or replaced. The portfolio names and effective date of the mergers or replacements are summarized in the following table.


Closed Portfolio                                 Receiving Portfolio                         Date Merged
                                                                                             September 21,
AZL AIM Basic Value Fund                         AZL Van Kampen Comstock Fund                2007
                                                                                             September 21,
AZL Van Kampen Strategic Equity Growth Fund      AZL Dreyfus Founders Equity Growth Fund     2007
                                                                                             September 21,
AZL OCC Renaissance Fund                         AZL OCC Value Fund                          2007
                                                                                             September 21,
AZL Van Kampen Aggressive Growth Fund            AZL Van Kampen Mid Growth Fund              2007
                                                                                             September 20,
Jennison 20/20 Focus Portfolio                   AZL Jennison 20/20 Fucus Fund               2008
                                                                                             September 20,
Dreyfus Stock Index Fund                         AZL S&P 500 Index Fund                      2008
                                                                                             September 20,
Dreyfus IP Small Cap Stock Index Portfolio       AZL Small Cap Stock Index Fund              2008
                                                                                             November 21,
AZL LMP Large Cap Growth Fund                    AZL Legg Mason Growth Fund                  2008
                                                                                             November 21,
AZL OCC Value Fund                               AZL Davis NY Venture Fund                   2008

Templeton Developing Markets Securities Fund     AZL Schroder Emerging Markets Equity        November 21,
                                                 Fund CL 1                                   2008

Templeton Developing Markets Securities Fund     AZL Schroder Emerging Markets Equity        November 21,
                                                 Fund CL 2                                   2008

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5% or 5%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life of New York reimburses the account.

Premium Bonus

A premium bonus is awarded to the contract owner of the Allianz Opportunity product at the time of deposit. The bonus credited is 6% of the purchase payment.

The M&E charge and administrative charge for Allianz Advantage can be summarized as follows:

The Advantage Original Contract was available from January 2001 to February 19, 2004. For Advantage Original Contracts without an Enhanced Death Benefit (EDB) endorsement the death benefit is equal to the contract value. For Advantage Original Contracts with an EDB endorsement if the owner was age 80 or older at issue the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement if the owner was age 79 or younger at issue the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value. For Original Contracts with an EDB endorsement if the owner was age 80 or older at issue the death benefit is the greater of contract value, or total purchase payments less withdrawals.

The currently offered Allianz Advantage contract replaced the Original Contract beginning in February 20004. The currently offered contract automatically provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner can instead select the optional Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB) where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Currently offered Allianz Advantage contracts also offer a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP income is based on the greater of: a) the highest contract anniversary value, or
b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006 income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.





                 See Accompanying Notes to Financial Statements
                                       73

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008




2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments (continued)




     Expenses (continued)


       Charges during the
       Accumulation Phase                             Currently          Currently
       (includes 0.15% of                              offered       offered Contract      Currently offered
       administrative               Original           Contract          with the          Contract with the
       charge)                      Contract        without a GBP     Traditional GBP        Enhanced GBP
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
                                      1.49%               -                  -                     -
     Traditional GMDB                   -               1.65%               1.85%                 2.35%
      Enhanced GMDB                     -               1.85%               2.00%                 2.50%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.65% for the currently offered Allianz Advantage Contract; and the charges are 1.40% for the Original Contract.


The M&E charge for Allianz Charter II can be summarized as follows:

The Allianz Charter II contract automatically provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner can instead select the optional Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB) where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Charter II contracts also offer a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit
(GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Charter II contracts issued from February 19, 2004 to April 28, 2006 income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.


                                          M&E charges during the Accumulation Phase
                                                     Contracts with
                                     Contracts       the Traditional     Contracts with the
                                   without a GBP           GBP              Enhanced GBP
     -----------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------
     Traditional GMDB                  1.75%               1.95%                 2.45%
      Enhanced GMDB                    1.95%               2.10%                 2.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.75%.

The M&E charge for Allianz High Five can be summarized as follows:

The Allianz High Five contract automatically provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner can instead select the optional Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB) where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five also automatically provides Living Guarantees unless the owner elects otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit
(GWB). There are no additional fees or charges associated with the Living Guarantees. However, we monitor the Contract Value daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on your fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or you begin receiving annuity payments, your contract value will be at least equal to an amount we call the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.




                 See Accompanying Notes to Financial Statements
                                       74

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008




2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Expenses (continued)

                                  M&E charges during the Accumulation Phase

                                                             Contract with the
                                                             Short Withdrawal
                                  Base Contract                Charge Option
     Traditional GMDB                  1.25%                       1.75%
      Enhanced GMDB                    1.45%                       1.95%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25%.


The M&E charge for Allianz Opportunity can be summarized as follows:

The Allianz Opportunity contract automatically provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner can instead select the optional Enhanced Guaranteed Minimum Death Benefit (Enhanced
GMDB) where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Opportunity contracts also offer a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit
(GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP income is based on the greater of: a) the highest contract anniversary value, or
b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For Opportunity contracts issued from February 19, 2004 to April 28, 2006 income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

                             M&E charges during the Accumulation Phase

                                        Contracts with
                        Contracts       the Traditional     Contracts with the
                      without a GBP           GBP              Enhanced GBP
--------------------------------------------------------------------------------
Traditional GMDB          1.90%               2.10%                 2.60%
Enhanced GMDB             2.10%               2.25%                 2.75%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.90%


The M&E charge and administrative charge for Allianz Valuemark II can be summarized as follows:

The Allianz Valuemark II contract was available from September 1991 to August 1998. Allianz Valuemark II contracts provided a death benefit of the greater of:
a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

       Charges during the Accumulation Phase and
         during the Annuity Phase if the owner
       takes variable annuity payments (includes
             a 0.15% administrative charge)
                        1.40%


The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV contract was available from August 1998 to January 2001. For Allianz Valuemark IV contracts without an Enhanced Death Benefit (EDB) endorsement the death benefit is equal to the contract value. For Valuemark IV contracts with an EDB endorsement if the owner was age 81 or older at issue the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Valuemark IV contracts with an EDB endorsement if the owner was age 80 or younger at issue the death benefit is the contract value or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.





                 See Accompanying Notes to Financial Statements
                                       75

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008



2.       Significant Accounting Policies (CONTINUED)

     Expenses (continued)

                                     Charges during the Annuity
          Charges during the          Phase if the owner takes
          Accumulation Phase         variable annuity payments
          (includes a 0.15%              (includes a 0.15%
        administrative charge)         administrative charge)
     --------------------------------------------------------------
                 1.49%                          1.25%

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select the Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. The Allianz Vision also allows the owner to select at issue for an additional M&E charge either: a) a Bonus Option that provides a 6% bonus that increases the withdrawal charge period from seven years to nine years, b) a Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) a No Withdrawal Charge Option that eliminates the withdrawal charge. The Allianz Vision also offers selection of either the Target Date Retirement Benefit, Lifetime Plus Benefit, or Lifetime Plus 8 Benefit. However, if the owner selected the No Withdrawal Charge Option they must also select one of these three benefits. The Target Date Retirement Benefit provides a future guarantee of contract value based on the greater of total purchase payments adjusted for partial withdrawals or the highest contract anniversary value. Both Lifetime Benefits are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and a death benefit for a period of time. The Lifetime Plus Benefit has a higher payment percentage than the Lifetime Plus 8 Benefit and offers the ability to begin payments before age 65. The Lifetime Plus 8 Benefit offers the maximum potential initial payment but simple interest increases do not begin until age 60 and payments cannot begin until age 65.


M&E charges during the Accumulation Phase   Traditional Death Benefit t             Quarterly Value Death Benefit
------------------------------------------- --------------------------------------- --------------------------------------
Base Contract                               1.40%                                   1.70%
                                            (Base Option 1)                         (Base Option 2)
Contract with the Bonus Option              1.90%                                   2.20%
                                            (Bonus Option 1)                        (Bonus Option 2)
Contract with the Short Withdrawal Charge
Option                                      1.65%                                   1.95%
                                            (L Option 1)                            (L Option 2)
Contract with the Target Date Retirement
Benefit                                     1.80%                                   2.10%
                                            (Base Option 7)                         (Base Option 8)
Contract with the Lifetime Plus Benefit
(single Lifetime Plus Payments)             2.10%                                   2.40%
                                            (Base Option 3)                         (Base Option 4)
Contract with the Lifetime Plus Benefit
(joint Lifetime Plus Payments)              2.25%                                   2.55%
                                            (Base Option 5)                         (Base Option 6)
Contract with single Lifetime Plus
Payments under the Lifetime Plus 8
Benefit, before payments begin              2.20%                                   2.50%
                                            (Base Option 9)                         (Base Option 10)
Contract with joint Lifetime Plus
Payments under the Lifetime Plus 8
Benefit, before payments begin              2.35%                                   2.65%
                                            (Base Option 11)                        (Base Option 12)
Contract with single Lifetime Plus
Payments under the Lifetime Plus 8
Benefit, once payments begin                2.10%                                   2.40%
                                            (Base Option 3)                         (Base Option 4)
Contract with joint Lifetime Plus
Payments under the Lifetime Plus 8
Benefit, once payments begin                2.25%                                   2.55%
                                            (Base Option 5)                         (Base Option 6)
Contract with the Bonus Option and
Lifetime Plus Benefit (single Lifetime
Plus Payments)                              2.60%                                   2.90%
                                            (Bonus Option 3)                        (Bonus Option 4)
Contract with the Bonus Option and
Lifetime Plus Benefit (joint Lifetime
Plus Payments)                              2.75%                                   3.05%
                                            (Bonus Option 5)                        (Bonus Option 6)
Contract with the Bonus Option and Target
Date Retirement Benefit                     2.30%                                   2.60%
                                            (Bonus Option 7)                        (Bonus Option 8)








                 See Accompanying Notes to Financial Statements
                                       76

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Expenses (continued)

                                            Traditional      Quarterly
                                            Death Benefit    Value Death
M&E charges during the Accumulation Phase   t                Benefit
------------------------------------------- --------------   ----------------
Contract with the Bonus Option and single   2.70%            3.00%
Lifetime Plus Payments under the Lifetime
Plus 8 Benefit, before payments begin
                                            (Bonus Option 9)  (Bonus Option 10)

Contract with the Bonus Option and joint
Lifetime Plus Payments under the Lifetime
Plus 8 Benefit, before payments begin       2.85%            3.15%
                                            (Bonus Option 11)(Bonus Option 12)

Contract with the Bonus Option and single
Lifetime Plus Payments under the Lifetime
Plus 8 Benefit, once payments begin         2.60%            2.90%
                                            (Bonus Option 3)(Bonus Option 4)

Contract with the Bonus Option and joint
Lifetime Plus Payments under the Lifetime
Plus 8 Benefit, once payments begin         2.75%            3.05%
                                            (Bonus Option 5) (Bonus Option 6)

Contract with the Short Withdrawal Charge
Option and Lifetime Plus Benefit (single
Lifetime Plus Payments)                     2.35%            2.65%
                                            (L Option 3)     (L Option 4)
Contract with the Short Withdrawal Charge
Option and Lifetime Plus Benefit (joint
Lifetime Plus Payments)                     2.50%            2.80%
                                            (L Option 5)     (L Option 6)
Contract with the Short Withdrawal Charge
Option and Target Date Retirement Benefit   2.05%            2.35%
                                            (L Option 7)     (L Option 8)
Contract with the Short Withdrawal Charge
Option and single Lifetime Plus Payments
under the Lifetime Plus 8 Benefit, before
payments begin                              2.45%            2.75%
                                            (C Option 1)     (C Option 2)
Contract with the Short Withdrawal Charge
Option and joint Lifetime Plus Payments
under the Lifetime Plus 8 Benefit, before
payments begin                              2.60%            2.90%
                                            (C Option 3)     (C Option 4)
Contract with the Short Withdrawal Charge
Option and single Lifetime Plus Payments
under the Lifetime Plus 8 Benefit, once
payments begin                              2.35%            2.65%
                                            (L Option 3)     (L Option 4)
Contract with the Short Withdrawal Charge
Option and joint Lifetime Plus Payments
under the Lifetime Plus 8 Benefit, once
payments begin                              2.50%            2.80%
                                            (L Option 5)     (L Option 6)
Contract with the No Withdrawal Charge
Option and Target Date Retirement Benefit   2.15%            2.45%
                                            (C Option 5)     (C Option 6)
Contract with the No Withdrawal Charge
Option and Lifetime Plus Benefit (single
Lifetime Plus Payments)                     2.45%            2.75%
                                            (L Option 9)     (L Option 10)
Contract with the No Withdrawal Charge
Option and Lifetime Plus Benefit (joint
Lifetime Plus Payments)                     2.60%            2.90%
                                            (L Option 11)    (L Option 12)
Contract with the No Withdrawal Charge
Option and single Lifetime Plus Payments
under the Lifetime Plus 8 Benefit, before
payments begin                              2.55%            2.85%
                                            (C Option 7)     (C Option 8)
Contract with the No Withdrawal Charge
Option and joint Lifetime Plus Payments
under the Lifetime Plus 8 Benefit, before
payments begin                              2.70%            3.00%
                                            (C Option 9)     (C Option 10)





                 See Accompanying Notes to Financial Statements
                                       77

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Expenses (continued)



                                            Traditional     Quarterly
                                            Death Benefit   Value Death
M&E charges during the Accumulation Phase   t               Benefit
------------------------------------------- --------------- ----------------
Contract with the No Withdrawal Charge      2.45%           2.75%
Option and single Lifetime Plus Payments
under the Lifetime Plus 8 Benefit, once
payments begin
                                            (L Option 9)    (L Option 10)
Contract with the No Withdrawal Charge
Option and joint Lifetime Plus Payments
under the Lifetime Plus 8 Benefit, once
payments begin                              2.60%           2.90%
                                            (L Option 11)   (L Option 12)


The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the annuity phase we deduct a portion of this charge from each annuity payment. The amount of the charge is $30 each year. Contract maintenance charges deducted during the years ended December 31, 2008 and 2007 were $141,000 and $138,000, respectively. These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the Accumulation Phase on Allianz Advantage, Allianz Charter II, Allianz Opportunity, Allianz High Five, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision annuity contracts. If the withdrawal is a partial withdrawal the charge is deducted from the Contract Value. If the withdrawal is a full withdrawal the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV Contract, the withdrawal charge also applies to liquidations taken during the Annuity Phase.

                                               Withdrawal Charge

       Complete      Advantage                     Allianz
      Years Since       and       Charter II -    High Five               Valuemark
        Payment     Valuemark IV       NY            NY*     Opportunity     II       Vision**
     -------------- ------------- -------------- ------------ ---------- ------------ ----------
           0             6%            8%            8%         8.50%        5%         8.50%
           1             6%            7%           7.50%       8.50%        5%         8.50%
           2             6%            0%            7%         8.50%        4%         7.50%
           3             5%            0%            6%          8%          3%         6.50%
           4             4%            0%            5%          7%         1.50%        5%
           5             3%            0%            4%          6%          0%          4%
           6             2%            0%            3%          5%          0%          3%
           7             0%            0%            0%          4%          0%          0%
           8             0%            0%            0%          3%          0%          0%
          9+             0%            0%            0%          0%          0%          0%

* This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%.

** This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

     Total withdrawal charges paid by the contract owners during the years ended December 31, 2008 and 2007 were $1,666,135, and $833,786, respectively.

     Allianz Valuemark IV and Allianz Advantage Contracts also include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year.





                 See Accompanying Notes to Financial Statements
                                       78

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Expenses (continued)

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision Contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV and Allianz Advantage each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuermark II, Allianz Valuermark IV and Allianz Advantage). If the transfer is made under the dollar cost averaging program, flexible rebalancing program, GAV Transfers under the Living Guarantees for Allianz High Five, or the allocation and transfer restrictions for the Target Date Retirement Benefit of one of the Lifetime Benefits for Allianz Vision, there is no fee for the transfer and we currently do not count these transfers against any free transfers. Total transfer charges during the years ended December 31, 2008 and 2007 were $825 and $125, respectively. Net transfers to the Fixed Accounts were $(15,327,000) and $(83,000), years ended December 31, 2008 and 2007, respectively.

Premium taxes are not currently assessed in the state of New York. However, we reserve the right to make a deduction to reimburse ourselves for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.


3.       FEDERAL INCOME TAXES

Operations of the Separate Account form a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service
Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant's gross income until amounts are received pursuant to an annuity.




                 See Accompanying Notes to Financial Statements
                                       79

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


4. PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 are as follows:



                                                   Cost of         Proceeds from
                                                 Purchases                 Sales

AIM V.I. Capital Appreciation Fund                       -                    64

AIM V.I. Core Equity Fund                                2                     7

Alger American Capital Appreciation Portfolio            -                     6

Alger American LargeCap Growth Portfolio                 -                    34

Alger American MidCap Growth Portfolio                  19                     8

Alger American SmallCap Growth Portfolio                 -                     -

AZL AIM International Equity Fund                    3,389                 1,908

AZL BlackRock Capital Appreciation Fund              1,273                   819

AZL Columbia Mid Cap Value Fund                      1,143                   432

AZL Columbia Small Cap Value Fund                      967                   953

AZL Columbia Technology Fund                         1,292                   845

AZL Davis NY Venture Fund                            7,688                 2,572

AZL Dreyfus Founders Equity Growth Fund              1,326                 1,409

AZL First Trust Target Double Play Fund              1,069                   213

AZL Franklin Small Cap Value Fund                    3,194                 1,320

AZL Fusion Balanced Fund                             9,121                 2,782

AZL Fusion Growth Fund                              46,522                36,621

AZL Fusion Moderate Fund                            12,596                 6,377

AZL Jennison 20/20 Focus Fund                        5,024                 1,531

AZL Legg Mason Growth Fund                           4,617                 3,666

AZL Legg Mason Value Fund                              802                   781

AZL LMP Large Cap Growth Fund                          451                 2,225

AZL Money Market Fund                              116,898                82,614

AZL NACM International Fund                            637                   101

AZL OCC Opportunity Fund                             1,533                 1,071

AZL OCC Value Fund                                   1,627                 4,102

AZL Oppenheimer Global Fund                          2,218                 1,101

AZL Oppenheimer International Growth Fund            3,233                 1,560

AZL Oppenheimer Main Street Fund                     1,780                   895
AZL PIMCO Fundamental IndexPLUS Total Return
Fund                                                   924                   208

AZL S&P 500 Index Fund                               7,260                   866

AZL Schroder Emerging Markets Equity Fund CL 1       1,270                    56

AZL Schroder Emerging Markets Equity Fund CL 2       6,144                 9,888

AZL Schroder International Small Cap Fund              925                   202

AZL Small Cap Stock Index Fund                       4,629                   577

AZL TargetPLUS Balanced Fund                         1,813                   400

AZL TargetPLUS Equity Fund                           1,209                   976

AZL TargetPLUS Growth Fund                           3,197                   528

AZL TargetPLUS Moderate Fund                         2,684                   705

AZL Turner Quantitative Small Cap Growth Fund          838                   201

AZL Van Kampen Comstock Fund                         2,050                 1,676

AZL Van Kampen Equity and Income Fund                1,769                   560

AZL Van Kampen Global Franchise Fund                 1,942                 1,386

AZL Van Kampen Global Real Estate Fund               1,195                   574

AZL Van Kampen Growth and Income Fund                1,344                 1,139

AZL Van Kampen Mid Cap Growth Fund                   5,452                10,198

BlackRock Global Allocations V.I. Fund               4,134                   950





                 See Accompanying Notes to Financial Statements
                                       80

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


4. PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS) (CONTINUED)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 are as follows:


                                                                    Cost of Purchases    Proceeds from Sales
Davis VA Financial Portfolio                                                       970                  635
Davis VA Value Portfolio                                                            22                  203
Dreyfus IP Small Cap Stock Index Portfolio                                         707                3,730
Dreyfus Stock Index Fund                                                           387                4,963
Franklin Global Communications Securities Fund                                   1,173                4,746
Franklin Growth and Income Securities Fund                                       2,917                4,667
Franklin High Income Securities Fund                                             3,498                4,212
Franklin Income Securities Fund                                                 12,934                9,279
Franklin Large Cap Growth Securities Fund                                          836                1,767
Franklin Money Market Fund                                                          17                  458
Franklin Real Estate Fund                                                        2,378                1,980
Franklin Rising Dividends Securities Fund                                          913                5,237
Franklin Small Cap Value Securities Fund                                           270                  607
Franklin Small-Mid Cap Growth Securities Fund                                      779                1,276
Franklin Templeton VIP Founding Funds Allocation Fund                            9,398                1,142
Franklin U.S. Government Fund                                                    8,828                7,401
Franklin Zero Coupon Fund 2010                                                   8,721                7,574
J.P. Morgan International Opportunities Portfolio                                    2                    -
J.P. Morgan U.S. Large Cap Core Equity Portfolio                                     -                    1
Jennison 20/20 Focus Portfolio                                                     373                1,675
Mutual Discovery Securities Fund                                                 6,856                4,167
Mutual Shares Securities Fund                                                    8,658                5,747
OpCap Mid Cap Portfolio                                                          1,354                  469
Oppenheimer Global Securities Fund/VA                                              182                  512
Oppenheimer High Income Fund/VA                                                    604                  369
Oppenheimer Main Street Fund/VA                                                    185                  213
PIMCO VIT All Asset Portfolio                                                    2,225                1,048
PIMCO VIT CommodityRealReturn Strategy Portfolio                                10,616                4,919
PIMCO VIT Emerging Markets Bond Portfolio                                        1,066                  424
PIMCO VIT Global Bond Portfolio                                                  1,996                1,164
PIMCO VIT High Yield Portfolio                                                   1,022                  726
PIMCO VIT Real Return Portfolio                                                  5,787                3,831
PIMCO VIT StocksPLUS Growth and Income Portfolio                                    33                   79
PIMCO VIT Total Return Portfolio                                                14,937               10,997
Seligman Global Technology Portfolio                                                 -                    -
Seligman Small-Cap Value Portfolio                                                 344                  546
SP Strategic Partners Focused Growth Portfolio                                      71                   35
SP International Growth Portfolio                                                  240                  198
Templeton Asset Strategy Fund                                                      157                   63
Templeton Developing Markets Securities Fund                                     2,041                5,395
Templeton Foreign Securities Fund                                                2,174                2,766
Templeton Global Income Securities Fund                                         14,546               11,594
Templeton Growth Securities Fund                                                 6,386                4,285
Van Kampen LIT Capital Growth Portfolio                                              -                    -
Van Kampen LIT Growth and Income Portfolio                                           1                   15








                 See Accompanying Notes to Financial Statements
                                       81

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008



5.CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)


Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:

                                   AIM V.I. Capital                                               Alger American Capital
                                   Appreciation Fund               AIM V.I. Core Equity Fund      Appreciation Portfolio
                                   2008            2007            2008           2007            2008           2007
Contract Transactions

     Purchase payments             -               -               -              -               -              -

     Transfers between funds       (1)             (1)             -              -               -              -

     Surrenders and terminations   (8)             (8)             -              (4)             -              (6)

     Rescissions                   -               -               -              -               -              -

     Bonus                         -               -               -              -               -              -

     Contract Maintenance Charges  -               -               -              -               -              -

Total Net Contract Transactions    (9)             (9)             -              (4)             -              (6)



                                   Alger American LargeCap         Alger American MidCap Growth   Alger American SmallCap
                                   Growth Portfolio                Portfolio                      Growth Portfolio
                                   2008            2007            2008           2007            2008           2007
Contract Transactions

     Purchase payments             -               -               -              -               -              -

     Transfers between funds       (1)             -               -              -               -              -

     Surrenders and terminations   (2)             (17)            -              (2)             -              -

     Rescissions                   -               -               -              -               -              -

     Bonus                         -               -               -              -               -              -

     Contract Maintenance Charges  -               -               -              -               -              -

Total Net Contract Transactions    (3)             (17)            -              (2)             -              -



                                                                   AZL AIM International Equity    AZL BlackRock Capital
                                   AZL AIM Basic Value Fund        Fund                            Appreciation Fund
                                   2008           2007             2008            2007            2008            2007
Contract Transactions

     Purchase payments             -              14               127             64              75              49

     Transfers between funds       -              (387)            (44)            (163)           (19)            20

     Surrenders and terminations   -              (26)             (16)            (34)            (5)             (11)

     Rescissions                   -              -                (7)             -               (1)             -

     Bonus                         -              1                2               3               -               1

     Contract Maintenance Charges  -              -                -               -               -               -

Total Net Contract Transactions    -              (398)            62              (130)           50              59



                 See Accompanying Notes to Financial Statements
                                       82

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:

                               AZL Columbia Mid Cap Value      AZL Columbia Small Cap Value    AZL Columbia Technology
                               Fund                            Fund                            Fund
                               2008            2007            2008            2007            2008           2007
 Contract Transactions

     Purchase payments         82              54              48              51              79             108

     Transfers between funds   33              2               (38)            (19)            21             43
     Surrenders and
     terminations             (2)             (2)             (13)            (39)            (47)           (44)

     Rescissions               -               -               (4)             (1)             (2)            (5)

     Bonus                     1               1               2               1               3              3
     Contract Maintenance
Charges                        -               -               -               -               -              -
Total Net Contract
Transactions                   114             55              (5)             (7)             54             105



                                                        AZL Dreyfus            AZL First Trust
                               AZL Davis NY Venture   Founders Equity        Target Double Play
                               Fund                    Growth Fund            Fund
                               2008        2007        2008       2007        2008       2007
 Contract Transactions

     Purchase payments         277         335         49         87          119        21

     Transfers between funds   440         (382)       (50)       178         6          17
     Surrenders and
terminations                   (51)        (124)       (32)       (48)        (3)        -

     Rescissions               (11)        (8)         (1)        -           (1)        -

     Bonus                     4           7           1          2           1          -
     Contract Maintenance
Charges                        -           -           -          -           -          -
Total Net Contract
Transactions                   659         (172)       (33)       219         122        38


                               AZL Franklin Small Cap Value
                               Fund                            AZL Fusion Balanced Fund        AZL Fusion Growth Fund
                               2008            2007            2008            2007            2008             2007
 Contract Transactions

     Purchase payments         142             76              720             422             986              678

     Transfers between funds   13              (54)            (47)            64              (42)             27
     Surrenders and
terminations                   (17)            (66)            (66)            (108)           (105)            (125)

     Rescissions               (5)             (1)             (31)            (2)             (40)             (38)

     Bonus                     2               2               10              10              14               18
     Contract Maintenance
Charges                        -               -               -               -               -                -
Total Net Contract
Transactions                   135             (43)            586             386             813              560





                 See Accompanying Notes to Financial Statements
                                      83

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:

                                                                AZL Jennison 20/20 Focus
                               AZL Fusion Moderate Fund         Fund                            AZL Legg Mason Growth Fund
                               2008             2007            2008            2007            2008            2007
 Contract Transactions

     Purchase payments         777              684             146             84              200             96

     Transfers between funds   (114)            11              157             (6)             182             205
     Surrenders and
terminations                   (95)             (208)           (16)            (25)            (19)            (24)

     Rescissions               (79)             (24)            (9)             -               (6)             -

     Bonus                     11               17              2               3               2               2
     Contract Maintenance
Charges                        -                -               -               -               -               -
Total Net Contract
Transactions                   500              480             280             56              359             279



                                                               AZL LMP Large Cap Growth
                               AZL Legg Mason Value Fund       Fund                            AZL Money Market Fund
                               2008            2007            2008             2007           2008             2007
 Contract Transactions

     Purchase payments         39              44              20               24             2,299            764

     Transfers between funds   (22)            (20)            (292)            3              2,132            934
     Surrenders and
terminations                   (27)            (77)            (32)             (57)           (837)            (1,412)

     Rescissions               (6)             -               -                -              (221)            (21)

     Bonus                     1               1               1                1              34               21
     Contract Maintenance
Charges                        -               -               -                -              -                -
Total Net Contract
Transactions                   (15)            (52)            (303)            (29)           3,407            286




                               AZL NACM International Fund    AZL OCC Renaissance Fund        AZL OCC Opportunity Fund
                               2008            2007           2008           2007             2008           2007
 Contract Transactions

     Purchase payments         67              7              -              29               54             55

     Transfers between funds   17              2              -              (355)            5              (171)
     Surrenders and
terminations                   -               -              -              (19)             (22)           (31)

     Rescissions               (3)             -              -              -                (1)            -

     Bonus                     1               -              -              1                1              2
     Contract Maintenance
Charges                        -               -              -              -                -              -
Total Net Contract
Transactions                   82              9              -              (344)            37             (145)





                 See Accompanying Notes to Financial Statements
                                       84

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:


                                                                                                 AZL Oppenheimer
                                AZL OCC Value Fund               AZL Oppenheimer Global Fund    International Growth Fund
                               2008             2007            2008            2007            2008            2007
 Contract Transactions

     Purchase payments         21               11              121             147             121             81

     Transfers between funds   (515)            264             (30)            (53)            (27)            41
     Surrenders and
terminations                   (44)             (119)           (19)            (64)            (20)            (26)

     Rescissions               (8)              -               (9)             (3)             (2)             -

     Bonus                     -                -               2               4               2               2
     Contract Maintenance
Charges                        -                -               -               -               -               -
Total Net Contract
Transactions                   (546)            156             65              31              74              98

                                 AZL Oppenheimer Main Street        AZL PIMCO Fundamental
                                            Fund                IndexPLUS Total Return Fund       AZL S&P 500 Index Fund
                                    2008            2007            2008            2007           2008           2007
 Contract Transactions

     Purchase payments         89              73              43              13              264            61

     Transfers between funds   (17)            (28)            56              (18)            557            10
     Surrenders and
terminations                   (19)            (77)            (1)             (1)             (26)           -

     Rescissions               (12)            -               (2)             -               (3)            -

     Bonus                     1               1               2               -               2              -
     Contract Maintenance
Charges                        -               -               -               -               -              -
Total Net Contract
Transactions                   42              (31)            98              (6)             794            71



                               AZL Schroder Emerging          AZL Schroder Emerging           AZL Schroder International
                               Markets Equity Fund CL 1       Markets Equity Fund CL 2        Small Cap Fund
                               2008            2007           2008             2007           2008            2007
 Contract Transactions

     Purchase payments         -               -              190              204            94              32

     Transfers between funds   222             2              (351)            498            14              5
     Surrenders and
terminations                   (4)             -              (27)             (32)           (2)             -

     Rescissions               -               -              (6)              (7)            (4)             -

     Bonus                     -               -              4                6              2               -
     Contract Maintenance
Charges                        -               -              -                -              -               -
Total Net Contract
Transactions                   218             2              (190)            669            104             37




                 See Accompanying Notes to Financial Statements
                                       85

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:


                               AZL Small Cap Stock Index
                               Fund                            AZL TargetPLUS Balanced Fund    AZL TargetPLUS Equity Fund
                               2008            2007            2008            2007            2008           2007
 Contract Transactions

     Purchase payments         116             59              178             29              127            119

     Transfers between funds   341             (10)            (11)            7               (97)           42
     Surrenders and
terminations                   (8)             -               (1)             (1)             (2)            (12)

     Rescissions               (2)             -               -               -               (1)            -

     Bonus                     2               1               3               1               -              5
     Contract Maintenance
Charges                        -               -               -               -               -              -
Total Net Contract
Transactions                   449             50              169             36              27             154


                                                                                                 AZL Turner Quantitative
                                 AZL TargetPLUS Growth Fund    AZL TargetPLUS Moderate Fund       Small Cap Growth Fund
                                    2008           2007            2008            2007            2008           2007
 Contract Transactions

     Purchase payments         339             78             253             46              48              25

     Transfers between funds   (7)             17             (4)             (6)             7               (4)
     Surrenders and
terminations                   (5)             -              (5)             (1)             (2)             (13)

     Rescissions               (10)            -              (20)            (7)             (2)             (1)

     Bonus                     5               1              5               -               1               1
     Contract Maintenance
Charges                        -               -              -               -               -               -
Total Net Contract
Transactions                   322             96             229             32              52              8


                               AZL Van Kampen Aggressive                                       AZL Van Kampen Equity and
                               Growth Fund                     AZL Van Kampen Comstock Fund    Income Fund
                               2008           2007             2008            2007            2008            2007
 Contract Transactions

     Purchase payments         -              51               79              91              131             47

     Transfers between funds   -              (166)            (78)            315             (13)            (10)
     Surrenders and
terminations                   -              (14)             (42)            (174)           (6)             (33)

     Rescissions               -              -                (4)             -               (1)             -

     Bonus                     -              1                -               3               2               1
     Contract Maintenance
Charges                        -              -                -               -               -               -
Total Net Contract
Transactions                   -              (128)            (45)            235             113             5

                 See Accompanying Notes to Financial Statements
                                       86

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:

                                AZL Van Kampen         AZL Van Kampen        AZL Van Kampen
                               Global Franchise       Global Real Estate    Growth and Income
                               Fund                   Fund                  Fund
                               2008       2007        2008       2007       2008         2007
 Contract Transactions

     Purchase payments         81         149         98         223        60           77

     Transfers between funds   (50)       (51)        (19)       (312)      (2)          (76)
     Surrenders and
terminations                   (16)       (39)        (6)        (12)       (47)         (97)

     Rescissions               (8)        (2)         (1)        (3)        (1)          (3)

     Bonus                     1          3           2          5          -            3
     Contract Maintenance
Charges                        -          -           -          -          -            -
Total Net Contract
Transactions                   8          60          74         (99)       10           (96)


                               AZL Van Kampen Mid Cap Growth    AZL Van Kampen Strategic       BlackRock Global
                               Fund                             Growth Fund                    Allocations V.I. Fund
                               2008             2007            2008           2007            2008            2007
 Contract Transactions

     Purchase payments         192              125             -              26              399             -

     Transfers between funds   (551)            758             -              (195)           (14)            -
     Surrenders and
terminations                   (35)             (49)            -              (18)            (4)             -

     Rescissions               (6)              (4)             -              -               (32)            -

     Bonus                     3                3               -              1               2               -
     Contract Maintenance
Charges                        -                -               -              -               -               -
Total Net Contract
Transactions                   (397)            833             -              (186)           351             -


                               Davis VA Financial     Davis VA Real Estate    Davis VA Value
                               Portfolio              Portfolio               Portfolio
                               2008        2007       2008       2007         2008       2007
 Contract Transactions

     Purchase payments         44          36         -          -            -          -

     Transfers between funds   21          9          -          -            (3)        (18)
     Surrenders and
terminations                   (41)        (42)       -          (1)          (16)       (35)

     Rescissions               (1)         (2)        -          -            -          -

     Bonus                     1           1          -          -            -          -
     Contract Maintenance
Charges                        -           -          -          -            -          -
Total Net Contract
Transactions                   24          2          -          (1)          (19)       (53)


                 See Accompanying Notes to Financial Statements
                                       87

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:


                               Dreyfus IP Small Cap Stock                                        Franklin Global
                               Index Portfolio                  Dreyfus Stock Index Fund         Communications Securities Fund
                               2008             2007            2008             2007            2008             2007
 Contract Transactions

     Purchase payments         2                110             3                29              31               40

     Transfers between funds   (243)            (112)           (366)            (38)            (125)            101
     Surrenders and
terminations                   (9)              (49)            (40)             (116)           (60)             (81)

     Rescissions               (1)              (3)             -                -               (3)              (3)

     Bonus                     -                3               -                1               1                2
     Contract Maintenance
Charges                        -                -               -                -               -                -
Total Net Contract
Transactions                   (251)            (51)            (403)            (124)           (156)            59


                               Franklin Growth and Income       Franklin High Income            Franklin Income Securities
                               Securities Fund                  Securities Fund                 Fund
                               2008             2007            2008            2007            2008            2007
 Contract Transactions

     Purchase payments         2                22              50              55              217             139

     Transfers between funds   (46)             (26)            (56)            (61)            (21)            3
     Surrenders and
terminations                   (93)             (133)           (52)            (74)            (126)           (168)

     Rescissions               -                (2)             (1)             (1)             (16)            (1)

     Bonus                     -                1               1               1               2               3
     Contract Maintenance
Charges                        -                -               -               -               -               -
Total Net Contract
Transactions                   (137)            (138)           (58)            (80)            56              (24)


                               Franklin Large Cap Growth
                               Securities Fund                   Franklin Money Market Fund     Franklin Real Estate Fund
                               2008            2007             2008            2007           2008            2007
 Contract Transactions

     Purchase payments         3               14               -               -              -               3

     Transfers between funds   (31)            (24)             -               (6)            (18)            (24)
     Surrenders and
terminations                   (54)            (97)             (27)            (63)           (21)            (40)

     Rescissions               -               -                -               -              -               -

     Bonus                     -               -                -               -              -               -
     Contract Maintenance
Charges                        -               -                -               -              -               -
Total Net Contract
Transactions                   (82)            (107)            (27)            (69)           (39)            (61)




                 See Accompanying Notes to Financial Statements
                                       88

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:


                               Franklin Rising Dividends        Franklin Small Cap Value        Franklin Small-Mid Cap
                               Securities Fund                  Securities Fund                 Growth Securities Fund
                               2008             2007            2008            2007            2008            2007
 Contract Transactions

     Purchase payments         2                5               1               2               2               3

     Transfers between funds   (51)             (31)            (14)            (23)            (24)            (11)
     Surrenders and
terminations                   (96)             (111)           (18)            (26)            (31)            (65)

     Rescissions               -                -               -               (1)             -               -

     Bonus                     -                -               -               -               -               -
     Contract Maintenance
Charges                        -                -               -               -               -               -
Total Net Contract
Transactions                   (145)            (137)           (31)            (48)            (53)            (73)




                               Franklin Templeton VIP
                               Founding Funds Allocation                                         Franklin Zero Coupon Fund
                               Fund                             Franklin U.S. Government Fund   2010
                               2008            2007            2008            2007             2008           2007
 Contract Transactions

     Purchase payments         1,093           119             111             21               50             3

     Transfers between funds   (8)             33              87              (3)              (6)            3
     Surrenders and
terminations                   (34)            -               (145)           (177)            (10)           (12)

     Rescissions               (15)            -               (6)             -                (2)            -

     Bonus                     22              4               1               -                1              -
     Contract Maintenance
Charges                        -               -               -               -                -              -
Total Net Contract
Transactions                   1,058           156             48              (159)            33             (6)



                                    Jennison 20/20 Focus         J.P. Morgan International    J.P. Morgan U.S. Large Cap
                                         Portfolio               Opportunities Portfolio        Core Equity Portfolio
                                    2008            2007           2008           2007           2008           2007
 Contract Transactions

     Purchase payments               4               1               -              -              -              -

     Transfers between funds         (92)            -               -              -              -              -
     Surrenders and
terminations                         (6)             (13)            -              -              -              -

     Rescissions                     -               -               -              -              -              -

     Bonus                           -               -               -              -              -              -
     Contract Maintenance
Charges                              -               -               -              -              -              -
Total Net Contract
Transactions                         (94)            (12)            -              -              -              -




                 See Accompanying Notes to Financial Statements
                                       89

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:



                                Mutual Discovery Securities
                               Fund                              Mutual Shares Securities Fund    OpCap Mid Cap Portfolio
                               2008            2007             2008            2007             2008           2007
 Contract Transactions

     Purchase payments         172             232              290             249              98             59

     Transfers between funds   (30)            (67)             (45)            (14)             15             7
     Surrenders and
terminations                   (50)            (107)            (113)           (180)            (4)            (1)

     Rescissions               (15)            (7)              (16)            (1)              (4)            -

     Bonus                     2               5                4               6                2              1
     Contract Maintenance
Charges                        -               -                -               -                -              -
Total Net Contract
Transactions                   79              56               120             60               107            66



                                Oppenheimer Global              Oppenheimer High Income         Oppenheimer Main Street
                               Securities Fund/VA              Fund/VA                         Fund/VA
                               2008            2007            2008            2007            2008           2007
 Contract Transactions

     Purchase payments         -               -               -               -               -              1

     Transfers between funds   (22)            (31)            108             (25)            (7)            (20)
     Surrenders and
terminations                   (16)            (30)            (5)             (12)            (10)           (60)

     Rescissions               -               -               -               -               -              -

     Bonus                     -               -               -               -               -              -
     Contract Maintenance
Charges                        -               -               -               -               -              -
Total Net Contract
Transactions                   (38)            (61)            103             (37)            (17)           (79)


                                                               PIMCO VIT
                               PIMCO VIT All Asset             CommodityRealReturn Strategy    PIMCO VIT Emerging Markets
                               Portfolio                       Portfolio                       Bond Portfolio
                               2008            2007            2008            2007            2008           2007
 Contract Transactions

     Purchase payments         105             24              238             51              52             36

     Transfers between funds   16              (4)             40              (4)             (8)            5
     Surrenders and
terminations                   (17)            (31)            (22)            (20)            (4)            (10)

     Rescissions               (18)            (1)             (7)             -               -              (1)

     Bonus                     2               1               5               2               1              1
     Contract Maintenance
Charges                        -               -               -               -               -              -
Total Net Contract
Transactions                   88              (11)            254             29              41             31




                 See Accompanying Notes to Financial Statements
                                       90

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:




                               PIMCO VIT Global Bond           PIMCO VIT High Yield            PIMCO VIT Real Return
                               Portfolio                       Portfolio                       Portfolio
                               2008            2007            2008            2007            2008           2007
 Contract Transactions

     Purchase payments         84              31              49              25              282            77

     Transfers between funds   (7)             30              (5)             (19)            (75)           (53)
     Surrenders and
terminations                   (6)             (8)             (28)            (44)            (32)           (104)

     Rescissions               -               -               (2)             -               (33)           (1)

     Bonus                     1               1               1               1               3              1
     Contract Maintenance
Charges                        -               -               -               -               -              -
Total Net Contract
Transactions                   72              54              15              (37)            145            (80)



                                PIMCO VIT StocksPLUS Growth     PIMCO VIT Total Return           Seligman Global Technology
                               and Income Portfolio            Portfolio                        Portfolio
                               2008            2007            2008             2007            2008           2007
 Contract Transactions

     Purchase payments         -               -               451              76              -              -

     Transfers between funds   (3)             (10)            (15)             34              -              -
     Surrenders and
terminations                   (3)             (3)             (105)            (145)           -              -

     Rescissions               -               -               (91)             (1)             -              -

     Bonus                     -               -               3                3               -              -
     Contract Maintenance
Charges                        -               -               -                -               -              -
Total Net Contract
Transactions                   (6)             (13)            243              (33)            -              -




                                Seligman Small-Cap Value        SP Strategic Partners           SP International Growth
                               Portfolio                       Focused Growth Portfolio        Portfolio
                               2008            2007            2008            2007            2008           2007
 Contract Transactions

     Purchase payments         -               -               -               1               1              1

     Transfers between funds   (27)            (11)            7               (10)            -              23
     Surrenders and
terminations                   (3)             (11)            (2)             (8)             (10)           (18)

     Rescissions               -               -               -               -               -              -

     Bonus                     -               -               -               -               -              -
     Contract Maintenance
Charges                        -               -               -               -               -              -
Total Net Contract
Transactions                   (30)            (22)            5               (17)            (9)            6



                 See Accompanying Notes to Financial Statements
                                       91

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
(CONTINUED)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2008 and 2007 were as follows:

                               Templeton Asset Strategy        Templeton Developing Markets    Templeton Foreign Securities
                               Fund                            Securities Fund                 Fund
                               2008            2007            2008             2007           2008            2007
 Contract Transactions

     Purchase payments         -               -               2                7              5               17

     Transfers between funds   -               -               (361)            (48)           (21)            (16)
     Surrenders and
terminations                   (2)             (4)             (24)             (56)           (71)            (100)

     Rescissions               -               -               -                -              (1)             -

     Bonus                     -               -               -                -              -               1
     Contract Maintenance
Charges                        -               -               -                -              -               -
Total Net Contract
Transactions                   (2)             (4)             (383)            (97)           (88)            (98)



                               Templeton Global Income         Templeton Growth Securities     Van Kampen LIT Capital
                               Securities Fund                 Fund                            Growth Portfolio
                               2008            2007            2008            2007            2008            2007
 Contract Transactions

     Purchase payments         148             22              191             170             -               -

     Transfers between funds   (57)            15              (39)            (48)            -               -
     Surrenders and
terminations                   (15)            (15)            (91)            (101)           (1)             -

     Rescissions               (10)            -               (14)            -               -               -

     Bonus                     3               1               2               4               -               -
     Contract Maintenance
Charges                        -               -               -               -               -               -
Total Net Contract
Transactions                   69              23              49              25              (1)             -


                               Van Kampen LIT Enterprise     Van Kampen LIT Growth and
                               Portfolio                     Income Portfolio                 Total All Funds
                               2008           2007           2008            2007            2008            2007
 Contract Transactions

     Purchase payments         -              -              -               -               13,133          7,194

     Transfers between funds   -              -              -               -               215             484
     Surrenders and
terminations                   -              -              (1)             (1)             (3,270)         (5,671)

     Rescissions               -              -              -               -               (818)           (155)

     Bonus                     -              -              -               -               192             183
     Contract Maintenance
Charges                        -              -              -               -               -               -
Total Net Contract
Transactions                   -              -              (1)             (1)             9,452           2,035




                 See Accompanying Notes to Financial Statements
                                       92

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:



                              At December 31                                 For the years ended December 31
                              ------------------------------------------     -------------------------------------------------------
                              Units          Unit Fair Value        Net      Investment  Expense Ratio         Total Return
                              Outstanding                           Assets   Income
                              ****           lowest to highest      ****     Ratio*       lowest to highest**  lowest to highest***
AIM V.I. Capital Appreciation Fund


   2008                       39             $4.74    to   $5.20    201      0.00%       1.40%    to  1.49%    -43.35%    to  -43.29

   2007                       48             $8.37    to   $9.17    432      0.00%       1.40%    to  1.49%    10.35%     to  10.45%

   2006                       57             $7.58    to   $8.30    469      0.00%       1.49%    to  1.49%    4.73%      to  4.73%

   2005                       119            $7.24    to   $7.24    265      0.00%       1.49%    to  1.49%    7.23%      to  7.23%

   2004                       159            $6.75    to   $6.75    343      0.00%       1.49%    to  1.49%    5.04%      to  5.04%
AIM V.I. Core Equity Fund

   2008                       8              $7.97    to   $7.97    63       2.46%       1.49%    to  1.49%    -31.18%    to  -31.18

   2007                       8              $11.57   to   $11.57   98       0.75%       1.49%    to  1.49%    6.51%      to  6.51%

   2006                       12             $10.87   to   $10.87   136      2.00%       1.49%    to  1.49%    8.22%      to  8.22%

   2005                       22             $6.83    to   $6.83    151      0.67%       1.49%    to  1.49%    4.10%      to  4.10%

   2004                       23             $6.56    to   $6.56    150      0.70%       1.49%    to  1.49%    4.20%      to  4.20%
Alger American Capital
Appreciation Portfolio

   2008                       23             $6.47    to   $6.53    147      0.00%       1.40%    to  1.49%    -45.95%    to  -45.90

   2007                       23             $11.97   to   $12.06   275      0.00%       1.40%    to  1.49%    31.55%     to  31.67%

   2006                       29             $9.10    to   $9.16    269      0.00%       1.40%    to  1.49%    17.50%     to  17.61%

   2005                       40             $7.75    to   $7.79    313      0.00%       1.40%    to  1.49%    12.76%     to  12.86%

   2004                       53             $6.87    to   $6.90    368      0.00%       1.40%    to  1.49%    6.58%      to  6.68%
Alger American LargeCap Growth
Portfolio

   2008                       25             $5.22    to   $5.26    129      0.00%       1.40%    to  1.49%    -46.95%    to  -46.90

   2007                       28             $9.84    to   $9.91    279      0.29%       1.40%    to  1.49%    18.16%     to  18.27%

   2006                       45             $8.32    to   $8.38    380      0.24%       1.40%    to  1.49%    3.60%      to  3.69%

   2005                       59             $8.03    to   $8.08    473      0.21%       1.40%    to  1.49%    10.38%     to  10.48%

   2004                       68             $7.28    to   $7.31    499      0.00%       1.40%    to  1.49%    3.93%      to  4.03%
Alger American MidCap Growth
Portfolio

   2008                       5              $6.97    to   $6.97    32       0.00%       1.49%    to  1.49%    -58.97%    to  -58.97

   2007                       5              $16.98   to   $16.98   85       0.00%       1.49%    to  1.49%    29.60%     to  29.60%

   2006                       7              $13.11   to   $13.11   92       0.00%       1.49%    to  1.49%    8.52%      to  8.52%

   2005                       8              $12.08   to   $12.08   94       0.00%       1.49%    to  1.49%    8.20%      to  8.20%

   2004                       8              $11.16   to   $11.16   92       0.00%       1.49%    to  1.49%    11.37%     to  11.37%
Alger American SmallCap Growth
Portfolio

   2008                       -              $4.91    to   $4.91    1        0.00%       1.49%    to  1.49%    -47.39%    to  -47.39

   2007                       -              $9.34    to   $9.34    2        0.00%       1.49%    to  1.49%    15.50%     to  15.50%

   2006                       -              $8.09    to   $8.09    1        0.00%       1.49%    to  1.49%    18.25%     to  18.25%

   2005                       -              $6.84    to   $6.84    1        0.00%       1.49%    to  1.49%    15.16%     to  15.16%

   2004                       -              $5.94    to   $5.94    1        0.00%       1.49%    to  1.49%    14.84%     to  14.84%





                 See Accompanying Notes to Financial Statements
                                       93

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:



                                At December 31                                 For the years ended December 31
                              ---------------------------------------------- -------------------------------------------------------
                              Units                           Net      Investment
                            Outstanding  Unit Fair Value      Assets   Income        Expense Ratio          Total Return
                              ****       lowest to highest     ****    Ratio*        lowest to highest**    lowest to highest***
AZL AIM International Equity
Fund

   2008                       334      $10.18   to  $11.55    3,592    0.51%         1.25%    to   3.15%    -43.33%   to   -42.24%

   2007                       272      $18.37   to  $20.00    5,106    0.54%         1.25%    to   3.05%    10.92%    to   14.04%

   2006                       402      $16.47   to  $17.47    6,720    0.24%         1.49%    to   2.75%    23.61%    to   25.17%

   2005                       112      $13.33   to  $13.96    1,508    0.27%         1.49%    to   2.75%    13.22%    to   14.65%

   2004                       62       $11.77   to  $12.18    731      0.00%         1.49%    to   2.75%    18.80%    to   20.31%
AZL BlackRock Capital
Appreciation Fund

   2008                       207      $7.73    to  $8.27     1,643    0.00%         1.25%    to   3.15%    -38.35%   to   -37.16%

   2007                       157      $12.65   to  $13.16    2,006    0.00%         1.25%    to   3.05%    7.34%     to   9.54%

   2006                       98       $11.72   to  $11.97    1,156    0.00%         1.49%    to   2.75%    -1.18%    to   0.07%

   2005                       28       $11.86   to  $11.96    331      0.00%         1.49%    to   2.75%    18.62%    to   19.61%
AZL Columbia Mid Cap Value
Fund

   2008                       209      $4.66    to  $4.89     992      0.59%         1.25%    to   3.15%    -53.64%   to   -52.75%

   2007                       95       $10.09   to  $10.34    965      0.00%         1.25%    to   3.05%    0.50%     to   2.56%

   20063                      40       $9.99    to  $10.06    405      0.42%         1.49%    to   2.75%    -0.12%    to   0.72%
AZL Columbia Small Cap Value
Fund

   2008                       194      $7.69    to  $8.39     1,538    0.49%         1.25%    to   3.15%    -34.20%   to   -32.93%

   2007                       199      $11.84   to  $12.42    2,383    0.28%         1.25%    to   3.05%    -11.20%   to   -9.25%

   2006                       205      $13.26   to  $13.72    2,739    0.10%         1.49%    to   2.75%    10.33%    to   11.73%

   2005                       120      $12.02   to  $12.28    1,444    0.00%         1.49%    to   2.75%    0.59%     to   1.70%

   2004                       39       $11.95   to  $12.04    471      0.00%         1.65%    to   2.75%    18.80%    to   19.67%
AZL Columbia Technology Fund

   2008                       325      $4.42    to  $4.93     1,478    0.00%         1.25%    to   3.15%    -52.17%   to   -51.25%

   2007                       271      $9.21    to  $10.11    2,544    0.00%         1.25%    to   3.05%    18.78%    to   22.30%

   2006                       166      $7.72    to  $8.27     1,314    0.00%         1.40%    to   2.75%    -0.22%    to   1.14%

   2005                       98       $7.73    to  $8.18     779      0.00%         1.40%    to   2.75%    -2.02%    to   -0.69%

   2004                       78       $7.89    to  $8.24     631      0.00%         1.40%    to   2.75%    -6.93%    to   -5.66%
AZL Davis NY Venture Fund

   2008                       1,480    $7.02    to  $8.04     11,038   0.97%         1.25%    to   3.15%    -42.35%   to   -41.24%

   2007                       821      $12.47   to  $13.68    10,524   0.40%         1.25%    to   3.05%    0.78%     to   3.77%

   2006                       994      $12.31   to  $13.20    12,450   0.30%         1.40%    to   2.75%    10.83%    to   12.33%

   2005                       543      $11.11   to  $11.75    6,133    0.14%         1.40%    to   2.75%    6.72%     to   8.16%

   2004                       260      $10.41   to  $10.86    2,767    0.27%         1.40%    to   2.75%    7.55%     to   9.02%
AZL Dreyfus Founders Equity
Growth Fund

   2008                       413      $6.02    to  $6.71     2,574    0.30%         1.25%    to   3.15%    -43.45%   to   -42.36%

   2007                       446      $10.61   to  $11.63    4,877    0.06%         1.25%    to   3.05%    5.24%     to   8.36%

   2006                       227      $10.03   to  $10.75    2,326    0.00%         1.40%    to   2.75%    9.87%     to   11.36%

   2005                       155      $9.12    to  $9.65     1,443    0.31%         1.40%    to   2.75%    1.73%     to   3.11%

   2004                       112      $8.97    to  $9.36     1,032    0.00%         1.40%    to   2.75%    4.79%     to   6.22%



                 See Accompanying Notes to Financial Statements
                                       94

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008



6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:




                         At December 31                               For the years ended December 31
                         -------------------------------------------- --------------------------------------------------------------
                         Units                             Net       Investment
                         Outstanding  Unit Fair Value      Assets    Income        Expense Ratio            Total Return
                         ****         lowest to highest     ****     Ratio*        lowest to highest**     lowest to highest***
AZL First Trust Target
Double Play Fund

   2008                  161          $4.71   to  $4.86     768       1.00%        1.25%     to   3.15%     -55.10%   to   -54.23%

   2007(4)               39           $10.48  to  $10.62    412       0.00%        1.25%     to   3.05%     3.74%     to   5.50%
AZL Franklin Small Cap
Value Fund

   2008                  457          $10.27  to  $11.52    4,949     1.14%        1.25%     to   3.15%     -35.79%   to   -34.56%

   2007                  322          $16.42  to  $17.61    5,370     0.54%        1.25%     to   3.05%     -7.46%    to   -5.14%

   2006                  365          $17.65  to  $18.48    6,507     0.30%        1.49%     to   2.75%     12.29%    to   13.71%

   2005                  242          $15.72  to  $16.25    3,831     0.59%        1.49%     to   2.75%     4.14%     to   5.45%

   2004                  100          $15.09  to  $15.41    1,519     0.00%        1.49%     to   2.75%     19.75%    to   21.27%
AZL Fusion Balanced Fund

   2008                  1,459        $8.15   to  $8.72     12,245    2.45%        1.25%     to   3.15%     -29.70%   to   -28.35%

   2007                  873          $11.69  to  $12.17    10,317    1.61%        1.25%     to   3.05%     3.65%     to   5.78%

   2006                  488          $11.22  to  $11.46    5,492     0.31%        1.49%     to   2.75%     6.53%     to   7.87%

   2005(2)               157          $10.53  to  $10.61    1,658     0.00%        1.49%     to   2.75%     5.36%     to   6.25%
AZL Fusion Growth Fund

   2008                  2,803        $7.21   to  $7.76     20,841    1.56%        1.25%     to   3.15%     -40.84%   to   -39.70%

   2007                  1,990        $12.36  to  $12.86    24,767    0.51%        1.25%     to   3.05%     2.34%     to   4.43%

   2006                  1,430        $12.01  to  $12.27    17,222    0.07%        1.49%     to   2.75%     9.17%     to   10.55%

   2005(2)               448          $11.00  to  $11.10    4,941     0.00%        1.49%     to   2.75%     10.07%    to   11.00%
AZL Fusion Moderate Fund

   2008                  2,248        $7.72   to  $8.26     17,811    2.38%        1.25%     to   3.15%     -35.01%   to   -33.76%

   2007                  1,748        $11.96  to  $12.45    21,158    1.04%        1.25%     to   3.05%     3.10%     to   5.21%

   2006                  1,268        $11.54  to  $11.75    14,699    0.23%        1.49%     to   2.75%     7.72%     to   9.08%

   2005(2)               590          $10.71  to  $10.79    6,334     0.00%        1.49%     to   2.75%     7.13%     to   8.03%
AZL Jennison 20/20 Focus
Fund

   2008                  537          $8.25   to  $8.83     4,552     0.12%        1.25%     to   3.15%     -41.97%   to   -40.85%

   2007                  257          $14.34  to  $14.93    3,716     0.19%        1.25%     to   3.05%     7.15%     to   9.35%

   2006                  201          $13.32  to  $13.60    2,684     0.00%        1.49%     to   2.75%     9.73%     to   11.12%

   2005(2)               76           $12.14  to  $12.24    926       0.25%        1.49%     to   2.75%     21.38%    to   22.40%
AZL Legg Mason Growth Fu

   2008                  795          $4.71   to  $5.23     3,893     0.00%        1.25%     to   3.15%     -61.92%   to   -61.19%

   2007                  436          $12.37  to  $13.47    5,511     0.00%        1.25%     to   3.05%     11.30%    to   14.44%

   2006                  157          $11.06  to  $11.73    1,755     0.00%        1.49%     to   2.75%     -2.03%    to   -0.79%

   2005                  67           $11.28  to  $11.82    761       0.00%        1.49%     to   2.75%     8.05%     to   9.42%

   2004                  29           $10.44  to  $10.80    306       0.00%        1.49%     to   2.75%     5.14%     to   6.47%

                         ---------------------------------------------- ------------------------------------------------------------




                 See Accompanying Notes to Financial Statements
                                       95

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:



                        At December 31                            For the years ended December 31
                        ----------------------------------------- ------------------------------------------------------------------
                        Units                           Net       Investment
                        Outstanding  Unit Fair Value    Assets    Income        Expense Ratio             Total Return
                        ****         lowest to highest   ****     Ratio*        lowest to highest**       lowest to highest***
AZL Legg Mason Value
Fund

   2008                 420       $4.58  to  $5.24      2,043     0.00%         1.25%     to   3.15%      -56.29%      to  -55.45%

   2007                 435       $10.73 to  $11.77     4,799     0.00%         1.25%     to   3.05%      -9.22%       to  -6.53%

   2006                 487       $11.76 to  $12.61     5,846     0.00%         1.40%     to   2.75%      3.82%        to  5.23%

   2005                 372       $11.33 to  $11.98     4,284     0.00%         1.40%     to   2.75%      3.39%        to  4.79%

   2004                 123       $10.95 to  $11.43     1,367     0.42%         1.40%     to   2.75%      12.02%       to  13.55%
AZL Money Market Fund

   2008                 5,375     $9.46  to  $11.37     54,199    2.35%         1.25%     to   3.15%      -0.74%       to  1.17%

   2007                 1,968     $9.73  to  $11.24     19,915    4.70%         1.25%     to   3.05%      1.64%        to  3.49%

   2006                 1,683     $9.54  to  $10.70     16,635    4.41%         1.40%     to   2.75%      1.62%        to  2.99%

   2005                 1,485     $9.39  to  $10.45     14,627    2.61%         1.40%     to   2.75%      -0.20%       to  1.15%

   2004                 679       $9.41  to  $10.29     6,670     0.74%         1.40%     to   2.75%      -2.06%       to  -0.73%
AZL NACM
International Fund

   2008                 91        $5.01  to  $5.16      459       3.93%         1.25%     to   3.15%      -46.62%      to  -45.60%

   2007(4)              9         $9.39  to  $9.48      87        0.00%         1.25%     to   3.05%      -6.43%       to  -5.19%
AZL OCC Opportunity
Fund

   2008                 287       $7.66  to  $8.77      2,323     0.00%         1.25%     to   3.15%      -48.80%      to  -47.81%

   2007                 250       $15.44 to  $16.81     3,925     0.00%         1.25%     to   3.05%      5.37%        to  8.33%

   2006                 396       $14.58 to  $15.46     5,832     0.00%         1.49%     to   2.75%      8.66%        to  10.03%

   2005                 156       $13.42 to  $14.05     2,113     0.00%         1.49%     to   2.75%      2.24%        to  3.53%

   2004                 117       $13.12 to  $13.57     1,548     0.00%         1.49%     to   2.75%      4.83%        to  6.17%
AZL Oppenheimer
Global Fund

   2008                 547       $8.17  to  $8.92      4,620     0.81%         1.25%     to   3.15%      -42.89%      to  -41.79%

   2007                 482       $14.50 to  $15.32     7,056     0.45%         1.25%     to   3.05%      2.34%        to  4.59%

   2006                 452       $14.09 to  $14.58     6,398     0.06%         1.49%     to   2.75%      13.15%       to  14.58%

   2005                 317       $12.46 to  $12.72     3,956     0.00%         1.49%     to   2.75%      9.57%        to  10.96%

   2004(1)              130       $11.37 to  $11.45     1,482     0.00%         1.65%     to   2.75%      13.71%       to  14.54%
AZL Oppenheimer
International Growth
Fund

   2008                 362       $9.96  to  $11.41     3,867     1.12%         1.25%     to   3.15%      -45.88%      to  -44.84%

   2007                 288       $18.87 to  $20.69     5,592     0.61%         1.25%     to   3.05%      8.66%        to  11.88%

   2006                 190       $17.27 to  $18.52     3,349     0.00%         1.40%     to   2.75%      25.49%       to  27.20%

   2005                 102       $13.76 to  $14.56     1,420     0.00%         1.40%     to   2.75%      11.09%       to  12.49%

   2004                 30        $12.39 to  $12.89     378       0.65%         1.49%     to   2.75%      11.37%       to  12.79%
AZL Oppenheimer Main
Street Fund

   2008                 430       $7.33  to  $7.88      3,215     1.02%         1.25%     to   3.15%      -40.59%      to  -39.44%

   2007                 388       $12.31 to  $13.01     4,840     0.54%         1.25%     to   3.05%      0.44%        to  2.65%

   2006                 420       $12.20 to  $12.61     5,154     0.56%         1.49%     to   2.75%      11.49%       to  12.90%

   2005                 323       $10.94 to  $11.17     3,552     0.00%         1.49%     to   2.75%      2.60%        to  3.90%

   2004(1)              195       $10.66 to  $10.75     2,088     0.98%         1.49%     to   2.75%      6.64%        to  7.54%

                        ------------------------------------------- ----------------------------------------------------------------





                 See Accompanying Notes to Financial Statements
                                       96

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:



                        At December 31                            For the years ended December 31
                        ----------------------------------------- ------------------------------------------------------------------
                        Units                           Net       Investment
                        Outstanding  Unit Fair Value    Assets    Income        Expense Ratio             Total Return
                        ****         lowest to highest   ****     Ratio*        lowest to highest**       lowest to highest***

AZL PIMCO Fundamental
IndexPLUS
Total Return Fund

   2008                  110         $6.48     to  $6.82    723       0.00%        1.25%    to  3.15%    -42.70%   to   -41.60%

   2007                  12          $11.39    to  $11.61   140       8.69%        1.25%    to  3.05%    3.22%     to   5.33%

   2006(3)               19          $10.98    to  $11.04   207       12.24%       1.49%    to  2.75%    9.84%     to   10.76%
AZL S&P 500 Index Fund

   2008                  866         $5.91     to  $6.10    5,205     0.00%        1.25%    to  3.15%    -39.56%   to   -38.33%

   2007(4)               72          $9.79     to  $9.90    704       4.97%        1.25%    to  3.05%    -2.38%    to   -1.03%
AZL Schroder Emerging
Markets
Equity Fund CL 1

   2008                  220         $6.48     to  $6.49    1,424     0.00%        1.40%    to  1.49%    -52.53%   to   -52.49%

   2007(4)               2           $13.65    to  $13.65   23        0.00%        1.40%    to  1.49%    20.98%    to   21.05%
AZL Schroder Emerging
Markets
Equity Fund CL 2

   2008                  852         $6.11     to  $6.41    5,296     0.15%        1.25%    to  3.15%    -53.38%   to   -52.49%

   2007                  1,042       $13.15    to  $13.49   13,766    0.02%        1.25%    to  3.05%    26.10%    to   28.69%

   2006(3)               373         10.38     to  10.47    3,880     0.30%        1.49%    to  2.75%    3.79%     to   4.67%
AZL Schroder
International Small
Cap Fund

   2008                  141         $4.83     to  $4.97    689       2.45%        1.25%    to  3.15%    -47.27%   to   -46.26%

   2007(4)               37          $9.16     to  $9.25    341       0.00%        1.25%    to  3.05%    -8.69%    to   -7.48%
AZL Small Cap Stock
Index Fund

   2008                  499         $6.19     to  $6.37    3,120     1.09%        1.25%    to  3.15%    -33.09%   to   -31.80%

   2007(4)               50          $9.25     to  $9.34    463       1.54%        1.25%    to  3.05%    -7.84%    to   -6.61%
AZL TargetPLUS
Balanced Fund

   2008                  205         $7.35     to  $7.56    1,530     0.00%        1.25%    to  3.15%    -26.75%   to   -25.34%

   2007(4)               36          $10.04    to  $10.13   366       6.06%        1.25%    to  3.05%    0.04%     to   1.37%
AZL TargetPLUS
Equity Fund

   2008                  182         $5.17     to  $5.36    962       0.00%        1.25%    to  3.15%    -50.13%   to   -49.17%

   2007(4)               155         $10.38    to  $10.54   1,613     1.03%        1.25%    to  3.05%    3.01%     to   4.77%
AZL TargetPLUS
Growth Fund

   2008                  418         $5.77     to  $5.96    2,456     0.00%        1.25%    to  3.15%    -41.26%   to   -40.13%

   2007(4)               96          $9.86     to  $9.95    949       3.14%        1.25%    to  3.05%    -1.81%    to   -0.50%
AZL TargetPLUS
Moderate Fund

   2008                  262         $6.58     to  $6.74    1,736     0.00%        1.25%    to  3.15%    -34.47%   to   -33.21%

   2007(4)               33          $10.00    to  $10.09   327       3.17%        1.25%    to  3.05%    -0.42%    to   0.90%
AZL Turner
Quantitative Small Cap
Growth Fund

   2008                  129         $6.70     to  $7.17    888       0.00%        1.25%    to  3.15%    -45.11%   to   -44.06%

   2007                  77          $12.32    to  $12.82   952       0.00%        1.25%    to  3.05%    2.64%     to   4.75%

   2006                  69          $11.94    to  $12.19   824       0.00%        1.49%    to  2.75%    8.30%     to   9.67%
















                 See Accompanying Notes to Financial Statements
                                       97

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008

6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:





                        At December 31                            For the years ended December 31
                        ----------------------------------------- ------------------------------------------------------------------
                        Units                           Net       Investment
                        Outstanding  Unit Fair Value    Assets    Income        Expense Ratio             Total Return
                        ****         lowest to highest   ****     Ratio*        lowest to highest**       lowest to highest***

AZL Van Kampen
Comstock Fund

   2008                 667         $7.03    to   $7.88    4,844    2.11%         1.25%    to   3.15%    -38.17%   to  -36.98%

   2007                 712         $11.32   to   $12.51   8,290    1.29%         1.25%    to   3.05%    -5.38%    to  -2.42%

   2006                 478         $11.90   to   $12.85   5,814    1.09%         1.40%    to   2.75%    12.63%    to  14.16%

   2005                 388         $10.57   to   $11.25   4,185    0.43%         1.40%    to   2.75%    1.11%     to  2.48%

   2004                 248         $10.45   to   $10.98   2,647    0.44%         1.40%    to   2.75%    13.93%    to  15.48%
AZL Van Kampen
Equity and
Income Fund

   2008                 256         $8.82    to   $9.69    2,372    2.72%         1.25%    to   3.15%    -26.29%   to  -24.87%

   2007                 143         $12.21   to   $12.90   1,776    1.45%         1.25%    to   3.05%    -0.27%    to  1.92%

   2006                 137         $12.18   to   $12.60   1,689    1.02%         1.49%    to   2.75%    9.48%     to  10.86%

   2005                 105         $11.13   to   $11.33   1,170    0.00%         1.65%    to   2.75%    3.86%     to  5.18%

   2004(1)              26          $10.71   to   $10.77   274      0.91%         1.90%    to   2.75%    7.15%     to  7.75%
AZL Van Kampen
Global Franchise
Fund

   2008                 386         $12.63   to   $13.75   4,973    2.03%         1.25%    to   3.15%    -30.79%   to  -29.45%

   2007                 378         $18.18   to   $19.50   6,967    0.00%         1.25%    to   3.05%    6.27%     to  8.93%

   2006                 318         $17.01   to   $17.82   5,452    1.59%         1.49%    to   2.75%    17.97%    to  19.47%

   2005                 196         $14.42   to   $14.92   2,844    0.00%         1.49%    to   2.75%    8.62%     to  10.00%

   2004                 58          $13.28   to   $13.56   772      0.00%         1.49%    to   2.75%    9.15%     to  10.54%
AZL Van Kampen
Global Real
Estate Fund

   2008                 259         $5.52    to   $5.82    1,462    1.80%         1.25%    to   3.15%    -47.52%   to  -46.51%

   2007                 185         $10.61   to   $10.88   1,977    0.39%         1.25%    to   3.05%    -11.63%   to  -9.82%

   2006(3)              283         $11.94   to   $12.04   3,388    2.72%         1.49%    to   2.75%    19.46%    to  20.46%
AZL Van Kampen
Growth and
Income Fund

   2008                 338         $8.18    to   $9.57    2,990    2.06%         1.25%    to   3.15%    -34.94%   to  -33.69%

   2007                 328         $13.06   to   $14.29   4,422    1.07%         1.25%    to   3.05%    -0.68%    to  2.43%

   2006                 424         $13.08   to   $14.12   5,701    0.83%         1.40%    to   2.75%    12.76%    to  14.29%

   2005                 324         $11.60   to   $12.35   3,839    0.38%         1.40%    to   2.75%    6.28%     to  7.72%

   2004                 187         $10.91   to   $11.47   2,091    0.36%         1.40%    to   2.75%    10.72%    to  12.23%
AZL Van Kampen
Mid Cap Growth
Fund

   2008                 761            $7.19    to   $8.32    5,843    0.31%         1.25%    to   3.15%    -50.12%   to  -49.16%

   2007                 1,158          $14.80   to   $16.36   17,475   0.01%         1.25%    to   3.05%    18.24%    to  21.93%

   2006                 325            $12.45   to   $13.44   4,145    0.00%         1.40%    to   2.75%    6.25%     to  7.69%

   2005                 201            $11.72   to   $12.48   2,404    0.00%         1.40%    to   2.75%    14.36%    to  15.91%

   2004                 117            $10.25   to   $10.77   1,225    0.00%         1.40%    to   2.75%    17.94%    to  19.54%
BlackRock
Global Allocations
V.I. Fund

   2008(5)              351            $7.84    to   $7.93    2,853    5.61%         1.25%    to   3.15%    -21.88%   to  -20.89%









                 See Accompanying Notes to Financial Statements
                                       98

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:





                        At December 31                            For the years ended December 31
                        ----------------------------------------- ------------------------------------------------------------------
                        Units                           Net       Investment
                        Outstanding  Unit Fair Value    Assets    Income        Expense Ratio         Total Return
                        ****         lowest to highest   ****     Ratio*        lowest to highest**   lowest to highest***
Davis VA
Financial
Portfolio

   2008               185         $5.84    to   $8.47    1,206    0.00%         1.25%    to   3.15%    -48.03%   to  -47.03%

   2007               161         $11.33   to   $16.00   1,895    0.97%         1.25%    to   3.05%    -8.88%    to  -7.22%

   2006               158         $12.39   to   $16.98   2,030    0.75%         1.49%    to   2.75%    15.30%    to  16.76%

   2005               111         $10.75   to   $14.55   1,237    0.65%         1.49%    to   2.75%    5.45%     to  6.78%

   2004               65          $10.19   to   $13.62   705      0.43%         1.49%    to   2.75%    7.32%     to  8.68%
Davis VA
Value Portfolio

   2008               36          $6.93    to   $8.32    273      0.74%         1.49%    to   2.75%    -41.95%   to  -41.21%

   2007               55          $11.93   to   $14.16   719      0.70%         1.49%    to   2.75%    1.78%     to  3.08%

   2006               108         $11.72   to   $13.73   1,348    0.77%         1.49%    to   2.75%    11.89%    to  13.30%

   2005               120         $10.48   to   $12.12   1,330    0.96%         1.49%    to   2.75%    6.48%     to  7.83%

   2004               138         $9.84    to   $11.24   1,434    0.86%         1.49%    to   2.75%    9.28%     to  10.66%
Franklin Global
Communications
Securities Fund

   2008               459         $12.10   to   $17.15   7,508    0.23%         1.25%    to   3.15%    -47.83%   to  -46.71%

   2007               615         $24.33   to   $32.04   18,502   0.00%         1.25%    to   3.05%    20.23%    to  28.74%

   2006               557         $20.13   to   $26.08   14,260   0.34%         1.40%    to   2.75%    21.19%    to  22.96%

   2005               606         $16.61   to   $21.21   12,775   2.75%         1.40%    to   2.75%    12.66%    to  14.51%

   2004               699         $14.75   to   $18.52   12,935   1.02%         1.40%    to   2.75%    11.07%    to  13.06%
Franklin Growth
and Income
Securities Fund

   2008               672         $17.92   to   $23.99   15,825   3.48%         1.25%    to   2.75%    -36.91%   to  -35.86%

   2007               809         $28.40   to   $37.40   29,733   2.39%         1.25%    to   2.75%    -6.33%    to  -4.81%

   2006               948         $30.32   to   $39.29   36,601   2.57%         1.40%    to   2.75%    13.60%    to  15.43%

   2005               1,059       $26.70   to   $34.04   35,744   2.72%         1.40%    to   2.75%    0.71%     to  2.27%

   2004               1,184       $26.51   to   $33.29   39,356   2.60%         1.40%    to   2.75%    7.61%     to  9.36%
Franklin High
Income Securities
Fund

   2008               340         $14.51   to   $19.76   6,062    10.72%        1.25%    to   3.15%    -25.76%   to  -24.24%

   2007               398         $19.70   to   $26.12   9,555    6.97%         1.25%    to   3.05%    0.09%     to  1.58%

   2006               478         $19.72   to   $25.54   11,308   6.14%         1.40%    to   2.75%    6.41%     to  7.96%

   2005               436         $18.53   to   $23.66   9,773    6.30%         1.40%    to   2.75%    0.52%     to  2.29%

   2004               582         $18.44   to   $23.13   12,925   5.49%         1.40%    to   2.75%    6.89%     to  8.50%
Franklin Income
Securities Fund

   2008               1,039       $22.88   to   $34.66   32,473   5.39%         1.25%    to   3.15%    -31.84%   to  -30.39%

   2007               983         $37.63   to   $49.89   45,280   3.56%         1.25%    to   3.05%    0.93%     to  2.56%

   2006               1,008       $37.29   to   $48.33   45,754   3.63%         1.40%    to   2.75%    15.04%    to  16.83%

   2005               1,019       $32.41   to   $41.37   40,583   3.53%         1.40%    to   2.75%    -1.14%    to  0.42%

   2004               978         $32.79   to   $41.20   39,699   3.19%         1.40%    to   2.75%    10.76%    to  12.54%








                 See Accompanying Notes to Financial Statements
                                       99

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:



                        At December 31                            For the years ended December 31
                        ----------------------------------------- ------------------------------------------------------------------
                    Units                                Net       Investment
                    Outstanding      Unit Fair Value     Assets    Income        Expense Ratio           Total Return
                    ****             lowest to highest   ****      Ratio*        lowest to highest**     lowest to highest***

Franklin Large
Cap Growth
Securities Fund

   2008             387            $11.47   to   $13.96   5,145    1.48%         1.25%    to   2.75%    -36.31%   to  -35.30%

   2007             469            $18.01   to   $21.58   9,665    0.87%         1.25%    to   2.75%    3.33%     to  5.04%

   2006             576            $17.43   to   $20.54   11,306   0.86%         1.40%    to   2.75%    7.90%     to  9.63%

   2005             662            $16.15   to   $18.74   12,037   0.68%         1.40%    to   2.75%    -1.68%    to  -0.10%

   2004             655            $16.43   to   $18.76   12,084   0.54%         1.40%    to   2.75%    5.00%     to  6.72%
Franklin Money
Market Fund

   2008             295            $16.52   to   $16.81   4,979    1.56%         1.40%    to   1.49%    0.05%     to  0.14%

   2007             322            $16.51   to   $16.79   5,420    4.45%         1.40%    to   1.49%    2.97%     to  3.06%

   2006             390            $16.03   to   $16.29   6,374    4.32%         1.40%    to   1.49%    2.84%     to  2.93%

   2005             372            $15.59   to   $15.83   5,890    2.50%         1.40%    to   1.49%    1.04%     to  1.13%

   2004             423            $15.43   to   $15.65   6,624    0.72%         1.40%    to   1.49%    -0.76%    to  -0.67%
Franklin Real
Estate Fund

   2008             164            $23.29   to   $31.20   4,664    1.30%         1.25%    to   2.75%    -43.96%   to  -43.03%

   2007             203            $41.56   to   $54.76   10,219   2.44%         1.25%    to   2.75%    -23.02%   to  -21.76%

   2006             265            $53.99   to   $69.99   17,030   2.11%         1.40%    to   2.75%    17.32%    to  19.20%

   2005             284            $46.01   to   $58.72   15,645   1.49%         1.40%    to   2.75%    10.40%    to  12.16%

   2004             275            $41.68   to   $52.35   14,022   1.96%         1.40%    to   2.75%    28.22%    to  30.34%
Franklin
Rising
Dividends
Securities
Fund

   2008             710            $21.22   to   $27.26   18,443   2.00%         1.25%    to   2.75%    -29.08%   to  -27.96%

   2007             855            $29.92   to   $37.84   30,953   2.47%         1.25%    to   2.75%    -5.34%    to  -3.78%

   2006             992            $31.61   to   $39.32   37,380   1.20%         1.40%    to   2.75%    13.95%    to  15.80%

   2005             1,114          $27.74   to   $33.96   36,591   0.98%         1.40%    to   2.75%    0.63%     to  2.24%

   2004             1,119          $27.56   to   $33.21   36,526   0.71%         1.40%    to   2.75%    7.98%     to  9.70%
Franklin Small
Cap Value
Securities Fund

   2008             150            $10.34   to   $12.25   1,693    1.24%         1.40%    to   2.75%    -34.84%   to  -33.81%

   2007             181            $15.87   to   $18.50   3,114    0.76%         1.40%    to   2.75%    -5.04%    to  -3.50%

   2006             228            $16.71   to   $19.17   4,125    0.74%         1.40%    to   2.75%    13.82%    to  15.68%

   2005             263            $14.68   to   $16.57   4,147    0.87%         1.40%    to   2.75%    5.82%     to  7.48%

   2004             247            $13.87   to   $15.42   3,695    0.27%         1.40%    to   2.75%    20.38%    to  22.36%
Franklin Small-Mid
Cap Growth
Securities Fund

   2008             239            $12.02   to   $14.67   3,420    0.00%         1.25%    to   2.75%    -44.06%   to  -43.15%

   2007             292            $21.49   to   $25.81   7,335    0.00%         1.25%    to   2.75%    8.21%     to  9.95%

   2006             365            $19.86   to   $23.47   8,316    0.00%         1.40%    to   2.75%    5.75%     to  7.44%

   2005             444            $18.78   to   $21.84   9,508    0.00%         1.40%    to   2.75%    1.95%     to  3.63%

   2004             473            $18.42   to   $21.08   9,938    0.00%         1.40%    to   2.75%    8.44%     to  10.15%








                 See Accompanying Notes to Financial Statements
                                       100

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008



6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:






                        At December 31                            For the years ended December 31
                        ----------------------------------------- ------------------------------------------------------------------
                     Units                               Net       Investment
                     Outstanding     Unit Fair Value     Assets    Income        Expense Ratio             Total Return
                     ****            lowest to highest   ****      Ratio*        lowest to highest**       lowest to highest***

Franklin Templeton
VIP Founding
Funds
Allocation Fund

   2008               1,214         $5.70     to  $5.86    7,016    4.03%         1.25%    to  3.15%    -37.86%   to  -36.67%

   2007               156           $9.18     to  $9.25    1,434    0.00%         1.25%    to  3.05%    -8.36%    to  -7.47%
Franklin U.S.
Government Fund

   2008               946           $19.53    to  $28.64   25,009   4.87%         1.25%    to  3.15%    4.24%     to  6.41%

   2007               898           $20.29    to  $26.96   22,936   4.79%         1.25%    to  3.05%    3.16%     to  10.40%

   2006               1,058         $19.56    to  $25.37   25,641   4.47%         1.40%    to  2.75%    1.20%     to  2.86%

   2005               1,282         $19.33    to  $24.67   30,472   4.28%         1.40%    to  2.75%    -0.37%    to  1.22%

   2004               1,304         $19.40    to  $24.37   30,923   5.07%         1.40%    to  2.75%    0.66%     to  2.27%
Franklin Zero
Coupon
Fund 2010

   2008               157           $28.90    to  $43.65   5,768    5.72%         1.25%    to  3.15%    4.15%     to  6.16%

   2007               124           $31.02    to  $39.98   4,581    4.95%         1.25%    to  3.05%    5.11%     to  12.43%

   2006               132           $29.36    to  $37.33   4,577    4.23%         1.40%    to  2.75%    -0.07%    to  1.29%

   2005               131           $29.38    to  $36.85   4,593    3.94%         1.40%    to  2.75%    -1.21%    to  0.13%

   2004               126           $29.74    to  $36.80   4,542    4.75%         1.40%    to  2.75%    1.87%     to  3.26%
J.P. Morgan
International
Opportunities
Portfolio

   2008               1             $7.03     to  $7.03    7        0.00%         1.49%    to  1.49%    -42.22%   to  -42.22%

   2007               1             $12.17    to  $12.17   12       0.00%         1.49%    to  1.49%    7.71%     to  7.71%

   2006               1             $11.30    to  $11.30   12       0.00%         1.49%    to  1.49%    20.24%    to  20.24%

   2005               1             $9.40     to  $9.40    10       0.00%         1.49%    to  1.49%    9.06%     to  9.06%

   2004               1             $8.62     to  $8.62    9        0.00%         1.49%    to  1.49%    16.61%    to  16.61%
J.P. Morgan U.S.
Large Cap Core
Equity Portfolio

   2008               2             $6.08     to  $6.08    9        0.00%         1.49%    to  1.49%    -34.96%   to  -34.96%

   2007               2             $9.35     to  $9.35    15       0.00%         1.49%    to  1.49%    0.15%     to  0.15%

   2006               2             $9.33     to  $9.33    15       0.00%         1.49%    to  1.49%    14.85%    to  14.85%

   2005               2             $8.13     to  $8.13    13       0.00%         1.49%    to  1.49%    -0.14%    to  -0.14%

   2004               2             $8.14     to  $8.14    13       0.00%         1.49%    to  1.49%    7.86%     to  7.86%
Mutual Discovery
Securities Fund

   2008               811           $16.67    to  $21.51   16,038   2.39%         1.25%    to  3.15%    -30.68%   to  -29.29%

   2007               732           $25.68    to  $30.42   20,783   1.57%         1.25%    to  3.05%    8.23%     to  13.23%

   2006               676           $23.61    to  $27.51   17,577   1.12%         1.40%    to  2.75%    19.73%    to  21.61%

   2005               582           $19.72    to  $22.62   12,660   1.33%         1.40%    to  2.75%    12.83%    to  14.66%

   2004               512           $17.47    to  $19.73   9,929    1.13%         1.40%    to  2.75%    14.98%    to  16.90%
Mutual Shares
Securities Fund

   2008               1,344         $11.86    to  $15.33   18,799   3.10%         1.25%    to  3.15%    -39.06%   to  -37.81%

   2007               1,224         $20.79    to  $24.65   27,956   1.55%         1.25%    to  3.05%    0.13%     to  4.75%

   2006               1,165         $20.65    to  $24.10   26,308   1.37%         1.40%    to  2.75%    15.18%    to  17.02%

   2005               980           $17.93    to  $20.60   19,434   0.97%         1.40%    to  2.75%    7.56%     to  9.29%

   2004               879           $16.67    to  $18.85   16,326   0.88%         1.40%    to  2.75%    9.57%     to  11.31%





                 See Accompanying Notes to Financial Statements
                                       101

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:



                    At December 31                            For the years ended December 31
                    ----------------------------------------- ------------------------------------------------------------------
                    Units                                 Net      Investment
                    Outstanding    Unit Fair Value      Assets     Income        Expense Ratio          Total Return
                    ****           lowest to highest     ****      Ratio*        lowest to highest**    lowest to highest***

OpCap Mid Cap
Portfolio

   2008             186            $5.85    to   $6.11    1,107    0.40%         1.25%    to  3.15%    -43.49%    to  -42.40%

   2007             79             $10.35   to   $10.61   818      0.22%         1.25%    to  3.05%    3.99%      to  5.89%

   2006(3)          13             $9.92    to   $10.00   130      0.00%         1.49%    to  2.75%    -1.24%     to  -0.41%
Oppenheimer
Global
Securities
Fund/VA

   2008             112            $8.02    to   $9.19    953      1.60%         1.49%    to  2.75%    -41.81%    to  -41.07%

   2007             150            $13.78   to   $15.60   2,160    1.49%         1.49%    to  2.75%    3.42%      to  4.74%

   2006             210            $13.32   to   $14.89   2,918    1.02%         1.49%    to  2.75%    14.51%     to  15.96%

   2005             220            $11.63   to   $12.84   2,651    1.05%         1.49%    to  2.75%    11.21%     to  12.62%

   2004             232            $10.46   to   $11.40   2,504    0.90%         1.49%    to  2.75%    15.92%     to  17.40%
Oppenheimer High
Income Fund/VA

   2008             156            $2.43    to   $2.71    402      7.09%         1.25%    to  2.75%    -79.25%    to  -78.94%

   2007             53             $11.71   to   $12.90   663      8.16%         1.25%    to  2.75%    -2.83%     to  -1.35%

   2006             90             $12.05   to   $13.11   1,141    7.80%         1.49%    to  2.75%    6.46%      to  7.81%

   2005             188            $11.32   to   $12.16   2,210    7.61%         1.49%    to  2.75%    -0.45%     to  0.80%

   2004             246            $11.37   to   $12.06   2,898    8.74%         1.49%    to  2.75%    6.00%      to  7.35%
Oppenheimer Main
Street Fund/VA

   2008             196            $6.27    to   $6.84    1,280    1.52%         1.49%    to  2.75%    -40.14%    to  -39.38%

   2007             213            $10.48   to   $11.31   2,309    1.07%         1.49%    to  2.75%    1.58%      to  2.87%

   2006             291            $10.31   to   $11.01   3,095    1.16%         1.49%    to  2.75%    11.91%     to  13.33%

   2005             344            $9.22    to   $9.73    3,248    1.35%         1.49%    to  2.75%    3.11%      to  4.41%

   2004             365            $8.94    to   $9.34    3,330    0.68%         1.49%    to  2.75%    6.48%      to  7.84%
PIMCO VIT All
Asset Portfolio

   2008             254            $10.04   to   $11.34   2,737    6.74%         1.25%    to  3.15%    -18.46%    to  -16.89%

   2007             166            $12.83   to   $13.67   2,193    7.39%         1.25%    to  3.05%    5.06%      to  6.97%

   2006             176            $12.39   to   $12.81   2,200    5.13%         1.49%    to  2.75%    1.83%      to  3.12%

   2005             250            $12.17   to   $12.42   3,060    5.55%         1.49%    to  2.75%    3.35%      to  4.66%

   2004(1)          57             $11.77   to   $11.87   668      5.90%         1.49%    to  2.75%    10.24%     to  11.16%
PIMCO VIT
CommodityRealReturn
Strategy
Portfolio

   2008             426            $6.69    to   $7.14    2,930    4.84%         1.25%    to  3.15%    -45.54%    to  -44.49%

   2007             172            $12.36   to   $12.87   2,146    4.84%         1.25%    to  3.05%    19.52%     to  21.70%

   2006             143            $10.31   to   $10.53   1,479    4.70%         1.49%    to  2.75%    -5.72%     to  -4.53%

   2005(2)          75             $10.94   to   $11.03   823      3.40%         1.49%    to  2.75%    9.20%      to  10.11%
PIMCO VIT
Emerging
Markets
Bond
Portfolio

   2008             144            $9.83    to   $10.40   1,445    6.54%         1.25%    to  3.15%    -17.25%    to  -15.66%

   2007             103            $11.85   to   $12.34   1,235    5.76%         1.25%    to  3.05%    2.63%      to  4.50%

   2006             70             $11.51   to   $11.76   816      5.25%         1.49%    to  2.75%    6.32%      to  7.66%

   2005(2)          18             $10.83   to   $10.92   198      3.24%         1.49%    to  2.75%    8.22%      to  9.12%



                 See Accompanying Notes to Financial Statements
                                       102

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:




                        At December 31                            For the years ended December 31
                        ----------------------------------------- ------------------------------------------------------------------
                        Units                               Net       Investment
                        Outstanding   Unit Fair Value       Assets    Income        Expense Ratio          Total Return
                        ****          lowest to highest     ****      Ratio*        lowest to highest**    lowest to highest***

PIMCO VIT Global
Bond Portfolio

   2008                171            $9.66    to   $10.26   1,686    3.33%         1.25%    to   3.15%    -3.93%    to  -2.08%

   2007                99             $10.07   to   $10.48   1,005    3.39%         1.25%    to   3.05%    6.43%     to  8.38%

   2006                44             $9.43    to   $9.61    420      3.46%         1.49%    to   2.75%    1.82%     to  3.11%

   2005(2)             7              $9.26    to   $9.33    63       0.00%         1.65%    to   2.75%    -7.27%    to  -6.49%
PIMCO VIT High
Yield Portfolio

   2008                254            $9.44    to   $10.78   2,528    7.88%         1.25%    to   3.15%    -25.92%   to  -24.49%

   2007                239            $12.85   to   $14.14   3,190    7.00%         1.25%    to   3.05%    0.39%     to  2.22%

   2006                276            $12.76   to   $13.86   3,630    6.93%         1.40%    to   2.75%    6.15%     to  7.59%

   2005                286            $12.02   to   $12.88   3,518    6.58%         1.40%    to   2.75%    1.31%     to  2.68%

   2004                226            $11.86   to   $12.54   2,750    6.54%         1.40%    to   2.75%    6.58%     to  8.04%
PIMCO VIT Real
Return Portfolio

   2008                685            $10.33   to   $11.39   7,378    3.51%         1.25%    to   3.15%    -9.94%    to  -8.21%

   2007                540            $11.57   to   $12.30   6,396    4.70%         1.25%    to   3.05%    7.33%     to  9.29%

   2006                621            $10.75   to   $11.26   6,778    4.26%         1.49%    to   2.75%    -2.01%    to  -0.77%

   2005                570            $10.97   to   $11.34   6,319    2.84%         1.49%    to   2.75%    -0.66%    to  0.59%

   2004                382            $11.02   to   $11.28   4,257    1.09%         1.49%    to   2.75%    5.96%     to  7.30%
PIMCO VIT
StocksPLUS
Growth and
Income
Portfolio

   2008                11             $5.99    to   $6.55    72       7.40%         1.25%    to   2.75%    -44.19%   to  -43.34%

   2007                17             $10.72   to   $11.57   193      7.18%         1.25%    to   2.75%    3.94%     to  5.52%

   2006                30             $10.30   to   $10.98   323      4.95%         1.40%    to   2.75%    11.79%    to  13.31%

   2005                33             $9.20    to   $9.69    316      2.43%         1.40%    to   2.60%    0.84%     to  2.05%

   2004                38             $9.10    to   $9.50    357      1.66%         1.40%    to   2.60%    7.96%     to  9.27%
PIMCO VIT
Total
Return
Portfolio

   2008                925            $12.53   to   $15.49   12,759   4.44%         1.25%    to   3.15%    1.54%     to  3.50%

   2007                682            $12.44   to   $14.75   9,028    4.82%         1.25%    to   3.05%    5.48%     to  7.40%

   2006                716            $11.76   to   $13.52   8,883    4.44%         1.40%    to   2.75%    1.04%     to  2.41%

   2005                678            $11.64   to   $13.21   8,292    3.44%         1.40%    to   2.75%    -0.32%    to  1.03%

   2004                588            $11.67   to   $13.09   7,202    1.89%         1.40%    to   2.75%    2.04%     to  3.43%
Seligman
Global
Technology
Portfolio

   2008                1              $4.52    to   $4.52    5        0.00%         1.49%    to   1.49%    -41.14%   to  -41.14%

   2007                1              $7.68    to   $7.68    8        0.00%         1.49%    to   1.49%    13.73%    to  13.73%

   2006                1              $6.75    to   $6.75    9        0.00%         1.49%    to   1.49%    16.18%    to  16.18%

   2005                1              $5.81    to   $5.81    8        0.00%         1.49%    to   1.49%    6.54%     to  6.54%

   2004                1              $5.45    to   $5.45    7        0.00%         1.49%    to   1.49%    2.44%     to  2.44%










                 See Accompanying Notes to Financial Statements
                                       103

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:




                        At December 31                            For the years ended December 31
                        ----------------------------------------- ------------------------------------------------------------------
                        Units                               Net       Investment
                        Outstanding  Unit Fair Value        Assets    Income         Expense Ratio          Total Return
                        ****         lowest to highest       ****     Ratio*         lowest to highest**    lowest to highest***

Seligman
Small-Cap
Value
Portfolio

   2008                 49             $10.96   to   $16.71   589      0.00%         1.49%    to   2.75%    -41.18%   to  -40.43%

   2007                 79             $18.64   to   $28.05   1,579    0.00%         1.49%    to   2.75%    1.30%     to  2.59%

   2006                 100            $18.40   to   $27.35   1,964    0.00%         1.49%    to   2.75%    17.97%    to  19.46%

   2005                 106            $15.60   to   $22.89   1,746    10.45%        1.49%    to   2.75%    -6.58%    to  -5.39%

   2004                 113            $16.69   to   $24.20   1,993    0.00%         1.49%    to   2.75%    16.69%    to  18.17%
SP Strategic
Partners
Focused
Growth
Portfolio

   2008                 53             $4.41    to   $4.92    246      0.00%         1.25%    to   2.75%    -40.21%   to  -39.31%

   2007                 48             $7.38    to   $8.12    370      0.00%         1.25%    to   2.75%    11.55%    to  13.24%

   2006                 65             $6.62    to   $7.18    448      0.00%         1.40%    to   2.75%    -3.78%    to  -2.48%

   2005                 80             $6.88    to   $7.36    563      0.00%         1.40%    to   2.75%    11.72%    to  13.23%

   2004                 49             $6.16    to   $6.50    311      0.00%         1.40%    to   2.75%    6.91%     to  8.37%
SP International
Growth
Portfolio

   2008                 46             $4.46    to   $4.97    218      1.55%         1.25%    to   2.75%    -51.83%   to  -51.10%

   2007                 55             $9.26    to   $10.19   529      0.43%         1.25%    to   2.75%    15.88%    to  17.64%

   2006                 49             $7.99    to   $8.67    408      1.54%         1.40%    to   2.75%    16.92%    to  18.51%

   2005                 52             $6.84    to   $7.32    367      0.29%         1.40%    to   2.75%    12.66%    to  14.19%

   2004                 54             $6.07    to   $6.41    340      0.00%         1.40%    to   2.75%    12.96%    to  14.50%
Templeton Asset
Strategy Fund

   2008                 31             $17.17   to   $17.38   536      10.70%        1.40%    to   1.49%    -26.21%   to  -26.01%

   2007                 33             $23.23   to   $23.49   781      16.91%        1.40%    to   1.49%    8.38%     to  8.78%

   2006                 38             $21.37   to   $21.60   819      7.26%         1.40%    to   1.49%    19.32%    to  19.71%

   2005                 45             $17.87   to   $18.04   816      3.97%         1.40%    to   1.49%    2.32%     to  2.41%

   2004                 49             $17.46   to   $17.62   870      2.94%         1.40%    to   1.49%    14.00%    to  14.32%
Templeton
Foreign
Securities
Fund

   2008                 590            $15.06   to   $19.45   11,026   2.59%         1.25%    to   2.75%    -42.00%   to  -41.07%

   2007                 678            $25.97   to   $33.00   21,594   2.14%         1.25%    to   2.75%    12.31%    to  14.17%

   2006                 777            $23.12   to   $28.90   21,679   1.38%         1.40%    to   2.75%    18.16%    to  20.01%

   2005                 814            $19.57   to   $24.08   19,137   1.29%         1.40%    to   2.75%    7.19%     to  8.94%

   2004                 885            $18.26   to   $22.11   19,411   1.16%         1.40%    to   2.75%    15.30%    to  17.22%
Templeton
Global Income
Securities Fund

   2008                 209            $23.11   to   $35.01   6,613    4.97%         1.25%    to   3.15%    2.90%     to  4.98%

   2007                 140            $25.30   to   $33.35   4,446    2.76%         1.25%    to   3.05%    7.48%     to  15.16%

   2006                 115            $29.91   to   $30.40   3,501    3.17%         1.40%    to   1.49%    11.11%    to  11.57%

   2005                 133            $26.83   to   $27.24   3,626    6.34%         1.40%    to   1.49%    -4.51%    to  -4.26%

   2004                 145            $28.05   to   $28.46   4,136    11.01%        1.40%    to   1.49%    13.04%    to  13.49%




                 See Accompanying Notes to Financial Statements
                                       104

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements (continued)
December 31, 2008


6. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding (thousands), unit values, net assets (thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:





                        At December 31                            For the years ended December 31
                        -------------------------------------     ------------------------------------------------------------------
                        Units                           Net       Investment
                        Outstanding  Unit Fair Value    Assets    Income        Expense Ratio             Total Return
                        ****         lowest to highest   ****     Ratio*        lowest to highest**       lowest to highest***
Templeton Growth
Securities Fund

   2008                 861          $12.63 to $17.21   13,480     1.89%         1.25%    to   3.15%      -44.12%   to  -42.94%

   2007                 812          $24.54 to $30.17   22,689     1.44%         1.25%    to   3.05%      -0.96%    to  4.43%

   2006                 787          $24.64 to $29.84   21,966     1.40%         1.40%    to   2.75%      18.51%    to  20.51%

   2005                 717          $20.80 to $24.76   17,119     1.19%         1.40%    to   2.75%      5.92%     to  7.55%

   2004                 761          $19.63 to $23.02   17,190     1.25%         1.40%    to   2.75%      12.87%    to  14.63%
Van Kampen LIT
Capital Growth
Portfolio

   2008                 -            $4.43  to $4.43    2          0.00%         1.40%    to   1.49%      -49.87%   to  -49.82%

   2007                 1            $8.84  to $8.84    5          0.00%         1.40%    to   1.49%      14.91%    to  15.01%

   2006                 1            $7.69  to $7.73    9          0.00%         1.40%    to   1.49%      1.11%     to  1.20%

   2005                 2            $7.61  to $7.64    12         0.00%         1.40%    to   1.49%      6.05%     to  6.15%

   2004                 2            $7.18  to $7.20    14         0.00%         1.40%    to   1.49%      5.19%     to  5.29%








* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the separate account. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2008 and 2007 were $795 and $1,315, respectively.

1.       Period from May 3, 2004 (fund commencement) to December 31, 2004

2.       Period from May 2, 2005 (fund commencement) to December 31, 2005

3.       Period from May 2, 2006 (fund commencement) to December 31, 2006

4.       Period from May 1, 2007 (fund commencement) to December 31, 2007

5.       Period from May 1, 2008 (fund commencement) to December 31, 2008














                 See Accompanying Notes to Financial Statements
                                       105







[KPMG Logo]






                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                              Financial Statements

                           and Supplemental Schedules

                           December 31, 2008 and 2007

                     (With Report of Independent Registered

                        Public Accounting Firm Thereon)

[KPMG Logo]



                  KPMG LLP
                  4200 Wells Fargo Center
                  90 South Seventh Street
                  Minneapolis, MN 55402




            Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder
Allianz Life Insurance Company of New York:


We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the Company) as of December 31, 2008 and 2007, and the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of New York as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, the Company has adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, effective January 1, 2008.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                      /s/ KPMG LLP




Minneapolis, Minnesota
March 24, 2009



         KPMG, LLP, a U.S. limited liability partnership, is the U.S. member firm of KPMG International, a Swiss cooperative


                                        ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                                      Balance Sheets
                                                December 31, 2008 and 2007
                                             (In thousands, except share data)

                                    Assets                                                2008               2007
                                                                                   ---------------   ----------------
Investments:
     Fixed-maturity securities, available-for-sale, at fair value
        (amortized cost of $347,328 and $278,599, respectively)                 $          362,843$          288,549
     Short-term securities                                                                  30,296             1,218
     Policy loans                                                                              163                96
                                                                                   ---------------   ----------------
                 Total investments                                                         393,302           289,863
Cash                                                                                         3,581             1,921
Accrued investment income                                                                    4,677             3,766
Receivables (net of allowance for uncollectible accounts
     of $0 and $0, respectively)                                                                              13,033
Reinsurance recoverables and receivables                                                     1,177             4,475
Deferred acquisition costs                                                                  58,339            38,741
Other assets                                                                                15,739            12,697
                                                                                   ---------------   ----------------
                 Assets, exclusive of separate accounts assets                             476,815           364,496
Separate account assets                                                                    450,820           572,186
                                                                                   ---------------   ----------------
                 Total assets                                                   $          927,635$          936,682
                                                                                   ===================   ==============
See accompanying notes to financial statements.



                                       ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                                     Balance Sheets
                                               December 31, 2008 and 2007
                                            (In thousands, except share data)


                     Liabilities and Stockholder's Equity                                 2008               2007
                                                                                   ----------------   ----------------
Policyholder liabilities:
     Policy and contract account balances                                       $          362,186 $          263,300
     Future policy benefit reserves                                                         21,861              5,147
     Policy and contract claims                                                              3,295              7,298
     Unearned premiums                                                                       1,026                737
     Other policyholder funds                                                                3,993              1,191
                                                                                   ----------------   ----------------
                 Total policyholder liabilities                                            392,361            277,673
Other liabilities                                                                            2,929              8,871
                                                                                   ----------------   ----------------
                 Liabilities, exclusive of separate account liabilities                    395,290            286,544
Separate account liabilities                                                               450,820            572,186
                                                                                   ----------------   ----------------
                 Total liabilities                                                         846,110            858,730
                                                                                   ----------------   ----------------
Stockholder's equity:
     Common stock, $10 par value; 200,000 shares authorized, issued,
        and outstanding at December 31, 2008 and 2007                                        2,000              2,000
     Additional paid-in capital                                                             32,500             15,500
     Retained earnings                                                                      42,793             57,147
     Accumulated other comprehensive income, net of tax                                      4,232              3,305
                                                                                   ----------------   ----------------
                 Total stockholder's equity                                                 81,525             77,952
                                                                                   ----------------   ----------------
                                                                                   ----------------   ----------------
                 Total liabilities and stockholder's equity                     $          927,635 $          936,682
                                                                                   =================   ==============
See accompanying notes to financial statements.


                                                      ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                                           Statements of Operations
                                                 Years ended December 31, 2008, 2007, and 2006
                                                                (In thousands)


                                                                            2008               2007                  2006
                                                                     ---------------   -------------------   -------------------
Revenue:
     Premiums                                                     $            4,591   $         6,563      $      18,412
     Policy fees                                                              12,471            11,819             10,273
     Premiums and annuity considerations, ceded                              (2,038)            (4,824)            (8,278)
                                                                     ---------------   -------------------   -------------------
                 Net premiums and considerations                              15,024            13,558             20,407
     Interest and similar income, net                                         19,703            16,740             14,561
     Derivative (loss) income                                                 (1,412)             (314)             2,494
     Realized investment losses, net                                         (30,175)           (6,035)            (5,522)
     Other revenue                                                             1,205             8,538              4,753
                                                                     -------------------   -------------------   ----------------
                 Total revenue                                                 4,345            32,487             36,693
                                                                     -------------------   -------------------   ----------------
Benefits and expenses:
     Policyholder benefits                                                     8,170             8,012             17,698
     Change in fair value of annuity embedded derivatives                     11,251            (2,594)             5,026
     Benefit recoveries                                                       (1,584)           (5,196)            (5,941)
     Net interest credited to policyholder account values                     10,749             8,022              5,744
                                                                     -------------------   -------------------   ----------------
                 Net benefits                                                 28,586             8,244             22,527
     Commissions and other agent compensation                                 13,372             9,764              8,238
     General and administrative expenses                                       9,765            13,103             12,648
     Change in deferred acquisition costs, net                               (23,793)           (9,650)            (8,153)
                                                                     -------------------   -------------------   ----------------
                 Total benefits and expenses                                  27,930            21,461             35,260
                                                                     -------------------   -------------------   ----------------
                 (Loss) income from operations before income taxes           (23,585)           11,026              1,433
                                                                     -------------------   -------------------   ----------------
Income tax (benefit) expense:
     Current                                                                  (3,328)           (1,537)             1,333
     Deferred                                                                 (5,903)            4,753             (1,356)
                                                                     -------------------   -------------------   ----------------
                 Total income tax (benefit) expense                           (9,231)            3,216                (23)
                                                                     -------------------   -------------------   ----------------
                 Net (loss) income                                $          (14,354)     $      7,810      $       1,456
                                                                     ===================   ===================   ================
See accompanying notes to financial statements.


                                             ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                              Statements of Comprehensive Income (Loss)
                                            Years ended December 31, 2008, 2007, and 2006
                                                           (In thousands)


                                                                        2008                  2007                  2006
                                                                  ------------------    ------------------    ------------------
Net (loss) income                                               $           (14,354)    $         7,810       $      1,456
                                                                  ------------------    ------------------    ------------------
Other comprehensive income (loss):
     Unrealized losses on fixed-maturity securities:
           Unrealized holding losses arising during
              the period, net of effect of shadow
              adjustments of $(4,138), $(3,581), and $(1,061),
              in 2008, 2007, and 2006, respectively
              and net of tax benefit of $10,061,
              $1,143, and $1,866 in 2008, 2007, and 2006,
              respectively                                                  (18,687)            (2,122)              (3,467)
           Decrease in unrealized holding
              losses due to reclassification
              adjustment for realized losses
              included in net (loss) income, net of tax
              (expense) of $(10,561), $(2,112),
              and $(1,932) in 2008, 2007, and 2006,
              respectively                                                   19,614              3,923                3,590
                                                                  ------------------    ------------------    ------------------
                 Total other comprehensive
                    income                                                      927              1,801                  123
                                                                  ------------------    ------------------    ------------------
                                                                  ------------------    ------------------    ------------------
                 Total comprehensive (loss) income               $          (13,427)      $      9,611         $      1,579
                                                                  ==================    ==================    ==================
See accompanying notes to financial statements.


                                                      ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                                          Statements of Stockholder's Equity
                                                     Years ended December 31, 2008, 2007, and 2006
                                                                    (In thousands)

                                                                                                       Accumulated
                                                                 Additional                               other             Total
                                              Common               paid-in            Retained        comprehensive    stockholder's
                                               stock               capital            earnings           income             equity
                                             --------------   -----------------   --------------    ---------------  ---------------
2006:
     Balance, beginning of year           $       2,000     $         15,500    $      47,881     $       1,381     $        66,762
     Comprehensive income:
        Net income                                   -                -                 1,456                -                1,456
        Net unrealized gain on
           investments, net of
           shadow adjustments
           and deferred taxes                        -                -                   -                 123                 123
                                                                                                                      --------------
                 Total comprehensive
                    income                                                                                                    1,579
                                             --------------   -----------------   --------------    ---------------   --------------
     Balance, end of year                 $       2,000     $         15,500    $       49,337    $       1,504     $        68,341
                                             ==============   =================   ==============    ===============   ==============
2007:
     Balance, beginning of year           $       2,000     $         15,500    $       49,337    $       1,504     $        68,341
     Comprehensive income:
        Net income                                   -                -                  7,810             -                  7,810
        Net unrealized gain on
           investments, net of
           shadow adjustments
           and deferred taxes                        -                -                    -              1,801               1,801
                                                                                                                      --------------
                 Total comprehensive
                    income                                                                                                    9,611
                                             --------------   -----------------   --------------    ---------------   --------------
     Balance, end of year                 $       2,000     $         15,500    $        57,147   $       3,305     $        77,952
                                             ==============   =================   ==============    ===============   ==============
2008:
     Balance, beginning of year           $       2,000     $         15,500    $        57,147   $       3,305  $           77,952
     Comprehensive loss:
        Net loss                                     -                -                 (14,354)            -               (14,354)
        Net unrealized gain on
           investments, net of
           shadow adjustments
           and deferred taxes                        -                -                    -                927                 927
                                                                                                                      --------------
                 Total comprehensive
                    loss                                                                                                    (13,427)
        Capital contribution                         -                17,000               -                -                17,000
                                             --------------   -----------------   --------------    ---------------   --------------
     Balance, end of year                 $       2,000      $        32,500    $        42,793    $       4,232    $        81,525
                                             ==============   =================   ==============    ===============   ==============


See accompanying notes to financial statements.

                                                 ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                                          Statements of Cash Flows
                                                Years ended December 31, 2008, 2007, and 2006
                                                               (In thousands)


                                                                               2008                  2007               2006
                                                                       -------------------   -------------------   ---------------
Cash flows provided by (used in) operating activities:
     Net (loss) income                                                 $       (14,354)     $       7,810 $            1,456
                                                                       -------------------   -------------------   ---------------
     Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
           Realized investment losses                                           30,175              6,035              5,522
           Unrealized (loss) gain on annuity-related reserves                     (969)            (3,197)             4,928
           Deferred federal income tax (benefit) expense                        (5,903)             4,753             (1,356)
           Charges to policy account balances                                     (224)              (327)               (16)
           Interest credited to policy account balances                         10,749              8,022              5,744
           Amortization of (discount) premium, net                                (831)              (367)               450
           Change in:
              Receivables and other assets                                       3,407             (1,045)            (1,280)
              Reinsurance recoverable                                            3,298              9,306             (8,500)
              Deferred acquisition costs                                       (23,794)            (9,649)            (8,153)
              Future policy benefit reserves                                    16,714                764                240
              Policy and contract claims                                        (4,003)            (9,452)                67
              Unearned premiums                                                    289                371                259
              Other policyholder funds                                           2,802                420             (2,174)
              Accrued expenses and other                                        (4,331)           (17,555)            11,379
              Payable (receivable) to (from) parent                             10,568            (12,334)             2,228
                                                                       -------------------   -------------------   ---------------
                 Total adjustments                                              37,947            (24,255)             9,338
                                                                       -------------------   -------------------   ---------------
                                                                       -------------------   -------------------   ---------------
                 Net cash provided by (used in) operating activities            23,593            (16,445)            10,794
                                                                       -------------------   -------------------   ---------------
Cash flows (used in) provided by investing activities:
     Purchase of fixed-maturity securities                                    (115,649)           (69,585)           (59,334)
     Purchase of equity securities                                                  -                 -                   (9)
     Sale and other redemptions of fixed-maturity securities                    17,576             64,649             20,696
     Sale of equity securities, tax free exchanges, and spin-offs                   -                 -                1,088
     Change in securities held under agreements to repurchase                       -                 -                 (879)
     Net change in short-term securities                                       (29,078)             7,097             (1,425)
     Other, net                                                                    (67)               (28)               (32)
                                                                       -------------------   -------------------   ---------------
                 Net cash (used in) provided by investing activities          (127,218)             2,133            (39,895)
                                                                       -------------------   -------------------   ---------------
Cash flows provided by financing activities:
     Policyholders' deposits to account balances                                93,203             57,756             50,045
     Policyholders' withdrawals from account balances                          (19,097)           (44,823)           (13,651)
     Policyholders' net transfers between account balances                      15,224               (251)            (6,760)
     Change in amounts drawn in excess of bank balances                         (1,045)              (419)              (353)
     Contribution from parent                                                   17,000                 -                 -
                                                                       -------------------   -------------------   ---------------
                 Net cash provided by financing activities                     105,285             12,263             29,281
                                                                       -------------------   -------------------   ---------------
                                                                       -------------------   -------------------   ---------------
                 Net change in cash                                              1,660             (2,049)              180
Cash at beginning of year                                                        1,921              3,970             3,790
                                                                       -------------------   -------------------   ---------------
Cash at end of year                                                    $         3,581 $            1,921 $            3,970
                                                                       ===================   ===================   ===============
See accompanying notes to financial statements.


                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)





(1) ORGANIZATION

    Allianz Life Insurance Company of New York is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), a European company incorporated in Germany. Allianz Life Insurance Company of New York is referred to as the Company.

    The Company is a life insurance company licensed to sell annuity, group accident and health, group life, and long-term care policies in six states and the District of Columbia. Based on 2008 statutory net premium written, 99%, 1%, and less than 1% of the Company's business is annuity, accident and health, and life insurance, respectively. The annuity business consists of variable, five-year deferred, and fixed-indexed annuities representing 61%, 29%, and 10% of 2008 statutory net premium written, respectively. Accident and health business is comprised primarily of long-term care (LTC) insurance. The Company exited most other health insurance business in 2006 (see note 10). Life business is comprised of both traditional and group life and consists principally of term insurance policies. The Company's primary distribution channels are through independent agents and third-party marketing organizations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (a)  BASIS OF PRESENTATION

         The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities.

    (b)  USE OF ESTIMATES

         The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the Balance Sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Such changes in estimates are recorded in the period they are determined.

    (c)  INVESTMENT PRODUCTS AND UNIVERSAL LIFE BUSINESS

         Investment products consist primarily of fixed-indexed, variable, and deferred annuity products. Premium receipts are reported as deposits to the contractholders' accounts. Policy fees on the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums and recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. The change in fair value of embedded derivatives in fixed-indexed and variable products is included in change in fair value of annuity embedded derivatives on the Statements of Operations. Benefits consist of interest credited to contractholders' accounts and claims incurred in excess of the contractholders' account balance and are included in net interest credited to policyholder account values and policyholder benefits, respectively, on the Statements of Operations.



                                       8                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)




    (d)  LIFE AND ACCIDENT AND HEALTH INSURANCE

         Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferring and amortizing related acquisition costs.

         Accident and health premiums are recognized as earned on a pro-rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

    (e)  DEFERRED ACQUISITION COSTS

         Acquisition costs, consisting of commissions and other costs that vary with and are primarily related to production of new business, are deferred to the extent recoverable from future policy revenues and gross profits. For interest-sensitive products, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. Deferred acquisition costs
         (DAC) are reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed-indexed annuities, variable annuities, and life insurance products. Recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped such that the balance can not exceed the original capitalized costs plus interest.

         Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

         Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

         The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively on the Statements of Operations.

         Adjustments may also be made to the estimated gross profits related to DAC that correspond with deferred annuities and universal life products for investment activity, such as bond defaults on fixed-maturity securities and write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as inforce management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased as investment grade only and not noninvestment grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 6.


                                       9                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



         The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

    (f)  DEFERRED SALES INDUCEMENTS

         Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

         Annuity sales inducements are deferred as paid or credited to contractholders and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) is reported in other assets in the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. Amortization is recorded in policyholder benefits on the Statements of Operations. DSI capitalization related to a persistency and immediate bonus on nonindexed annuities are recorded in policyholder benefits on the Statements of Operations. DSI capitalization related to an immediate bonus on fixed-indexed annuities is recorded in policy fees on the Statements of Operations.

         Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

         Adjustments may also be made to DSI related to deferred annuities for investment activity, such as defaults on fixed-maturity securities and write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment grade items that were purchased with other yield considerations.

    (g)  FUTURE POLICY BENEFIT RESERVES

         Future policy benefit reserves on traditional life products are computed by the net level-premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company's experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 4.0% to 6.0%.

    (h)  POLICY AND CONTRACT ACCOUNT BALANCES

         Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts
         - one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract


                                       10                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


         is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company's own credit risk and for risk that the Company's assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

         Policy and contract account balances for variable annuity products are carried at accumulated contract values. Additional reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Additional reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior. These additional reserves are reflected in future policy benefit reserves on the Balance Sheets.

    (i)  POLICY AND CONTRACT CLAIMS

         Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses as of December 31 on the Company's accident and health business. Development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or long-term care benefits include interest and mortality discounting.

    (j)  REINSURANCE

         The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Insurance liabilities are reported before the effects of reinsurance. Future policy benefit reserves, policy and contract account balances, and policy and contract claims covered under reinsurance contracts are recorded as a reinsurance recoverable. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance receivable. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business is recorded as a reinsurance payable, and are included in other liabilities on the Balance Sheets.

         A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Balance Sheets. Such gains are amortized into operations over either the revenue-producing period or the claims run-off period, as appropriate, of the related reinsured policies. These amortized gains are recorded in other revenue on the Statements of Operations.

    (k)  INVESTMENTS

         The Company classifies certain fixed-maturity securities as "available-for-sale." Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder's equity, net of tax and related adjustments to DAC and DSI (commonly


                                       11                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)

         referred to as shadow adjustments). The adjustments to DAC and DSI represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. Dividends are accrued on the date they are declared. Interest is accrued as earned.

         Mortgage-backed securities and structured securities are amortized using anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method. Short-term securities, which include certificates of deposit, are carried at amortized cost. Policy loans are reflected at their unpaid principal balances.

         For mortgage-backed securities and structured securities, the Company recognizes income using a constant effective-yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Statements of Operations.

         The fair value of fixed-maturity securities are obtained from third-party pricing sources wherever possible, except for short-term securities, which are priced at amortized cost. Prices obtained from third-party pricing sources are analytically reviewed by AZOA portfolio managers for reasonableness. In certain cases, including private assets as well as certain difficult to price securities, internal pricing models may be used that are based on market proxies. The internal pricing models use yield spreads versus U.S. Treasury Bonds to estimate a market price. Also, the models use market yields of corporate securities with credit and maturity characteristics similar to the security being priced to derive a spread to treasuries. All prices that are not supplied by pricing vendors are reviewed and approved by the AZOA Head of Fixed Income and further reviewed and approved by the AZOA Chief Operating Officer or AZOA Compliance Officer. Short-term securities, which include certificates of deposit, are carried at amortized cost, which approximates fair value. Policy loan balances, which are supported by the underlying cash value of the policies, approximate fair value.

         Realized gains and losses are computed based on sale lots with the highest cost basis on the trade date. Those lots are sold first. The Company adjusts DAC and DSI for unrealized gains and losses on available-for-sale investments that support policyholder liabilities. Changes in the fair value of available-for-sale investments are reflected as a direct charge or credit to accumulated other comprehensive income in stockholder's equity, net of related adjustments for DAC, DSI, and deferred taxes that would have been recorded if these investments had been sold as of the Balance Sheet date.

         The Company reviews the entire available-for-sale investment portfolio each quarter to determine whether or not declines in fair value are other-than-temporary. For the year ended December 31, 2006, the Company adopted Financial Accounting Standards Board (FASB), FASB Staff Position (FSP) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (FSP FAS 115-1). The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management's judgment, to determine whether fixed-maturity securities are considered other-than-temporarily impaired. In addition, FSP FAS 115-1 requires that the Company evaluate other-than-temporary impairments on available-for-sale fixed-income securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered. If a fixed-maturity security's fair market value is less than its amortized cost value, an impairment loss must be recorded unless management can assert its ability and intent to hold until recovery. The Company's absence of control over the investment manager's decision to sell (or hold) renders the Company unable to assert ability to hold to recovery and will therefore require the Company to classify all impairments as other-than-temporary and

                                       12                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


         recognize an impairment loss in the period of the decline. For other-than-temporarily impaired securities where the Company is unable to assert intent and ability to hold, but otherwise expects the security to recover, in periods subsequent to the recognition of an other-than-temporary impairment loss, these impaired fixed-maturity securities are accounted for as if they had been purchased on the date of the impairment. That is, the discount or reduced premium recorded from the fixed-maturity securities would be accreted over their remaining life in a prospective manner. For securities that are impaired due to issuer default or due to the Company otherwise not expecting the security to recover, there is no accretion of the impaired amounts.

         The Company views equity securities that have a fair value of at least 20% below average cost at the end of a quarter or are in an unrealized loss position for nine consecutive months as other-than-temporarily impaired. However, other factors, including market analysis, current events, recent price declines, and management's judgment, are also used to determine whether equity securities are considered other-than-temporarily impaired and may result in an equity security being impaired. All previously impaired equity securities will incur additional impairments should the fair value fall below the book value.

         Impairments in the value of securities held by the Company, considered to be other-than-temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statements of Operations. The Company may adjust DAC and DSI for impairments on fixed-maturity securities, as discussed in their respective sections of this note.

    (l)  ACCOUNTING FOR FUTURES CONTRACTS

         The Company provides additional benefits through certain life and annuity products, which are linked to the growth in the Standard and Poor's (S&P) 500 Index and the NASDAQ 100 Index. The Company has analyzed the characteristics of these benefits and, beginning in July 2006, uses exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell futures contracts as deemed appropriate or take other actions.

         Futures contracts do not require an initial cash outlay and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in derivative (loss) income on the Statements of Operations.

    (m)  RECEIVABLES

         Receivable balances (contractual amount less allowance for doubtful accounts) approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company's assessment of the ability to collect. The allowance is estimated by aging the balances of the parties and setting up an allowance for any balances that are more than 90 days old.


                                       13                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



    (n)  INCOME TAXES

         The Company and the Company's parent, Allianz Life, file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the
         Internal Revenue Code and its related regulations, and then reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company's post-1990 separate return tax liability.

         The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported on the Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service
         (IRS) or the tax courts.

         The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences, such as other-than-temporary impairments, will not reverse over time (see further discussion in note 11).

    (o)  SEPARATE ACCOUNTS AND ANNUITY PRODUCT GUARANTEES

         The Company issues variable annuity and life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity and life contracts through its separate accounts, where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit
         (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

         Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any of other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance


                                       14                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


         Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in policy fees on the Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and are included in policyholder benefits on the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and the changes in these embedded derivatives are included in change in fair value of annuity embedded derivatives on the Statements of Operations.

         The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated policyholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current policyholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current amount that would be added to the contracts less the current policyholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current policyholder account value.

         The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company's GMDB options have the following features:

            o Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

            o Reset: Provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to age 81) account value, adjusted for withdrawals.

            o Ratchet: Provides the greater of a return of premium death benefit or the highest specified "anniversary" account value (prior to age
              81), adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: quarter - evaluated quarterly, annual - evaluated annually, and six-year - evaluated every sixth year.

         The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

            o Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

            o Ratchet: Provides an annuitization value equal to the greater of account value, net premiums, or the highest one-year anniversary account value (prior to age 81), adjusted for withdrawals.

            o Rollup: Provides an annuitization value equal to the greater of account value and premiums, adjusted for withdrawals accumulated with a compound interest rate.



                                       15                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


         The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

         The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2008 and 2007:

            o 100 stochastically generated investment performance scenarios.

            o Mean investment performance assumption was 7.96%.

            o Volatility assumption was 13.69%.

            o Mortality is assumed to be 50% and 60% of the 1994 MGDB Mortality
              Table as of December 31, 2008 and 2007, respectively.

            o Lapse rates vary by contract type and duration. Spike rates could approach 45%, with an ultimate rate around 20%.

            o GMIB contracts have dynamic lapse and benefit utilization assumptions. For example, if the contract is projected to have a large additional benefit, then it becomes more likely to elect the GMIB benefit and less likely to lapse.

            o Discount rates vary by contract type and are equal to an assumed long-term investment return (8.6%), less the applicable mortality and expense rate.

         The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary. Depending on the contractholder's selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

         The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the ages of 50 and 90. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the 5% annual increase of purchase payments (capped at twice the total purchase payments).

         The  GMAB  and GMWB liabilities  are  determined  each  period  as  the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra-liability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity embedded derivatives on the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised. Products featuring these benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy's first anniversary date.


                                       16                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


         The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2008 and 2007:

            o 200 stochastically generated investment performance scenarios.

            o Market volatility assumption of 23.3% applied to an aggregate separate account funds beta of 58.0%.

            o Mortality is assumed to be 50% and 60% of the 1994 MGDB Mortality
              Table as of December 31, 2008 and 2007, respectively.

            o Lapse rates vary by contract type and duration. As of December 31,
              2008, spike rates could approach 40%, with an ultimate rate around 15%. As of December 31, 2007, spike rates could approach 45%, with an ultimate rate around 20%.

            o Discount rates vary by contract type and are equal to an assumed long-term investment return (8.6%) less the applicable mortality and expense rate.

    (p)  PERMITTED STATUTORY ACCOUNTING PRACTICES

         The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company currently has no permitted practices.

    (q)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS - ADOPTED

         In January 2009, the FASB issued FSP EITF No. 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 (FSP EITF 99-20-1). The FSP amends the impairment guidance of EITF No. 99-20, Recognition of Interest Income and Impairment of Purchased Beneficial Interest and Beneficial Interest that Continue to Be Held by a Transferor in Securitized Financial Assets, by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of securities within its scope. FSP EITF 99-20-1 requires companies to follow the impairment guidance in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities (SFAS 115), which permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The FSP is effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the FSP on December 31, 2008 and the adoption did not have a material impact on the Company's Financial Statements.

         In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157). For financial statement elements currently required to be measured at fair value, this statement defines fair value, establishes a framework for measuring fair value under GAAP, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The Company adopted this statement as of January 1, 2008. Adopting SFAS 157 required changes to the methods for valuing liabilities for equity-indexed and guaranteed benefits provided in the Company's fixed-indexed and variable annuity products, which are currently accounted for under SFAS 133. As required


                                       17                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)

         by SFAS 157, the fair valuation models for these financial liabilities reflect components relating to the Company's own credit standing and risk margin. The consideration of these additional elements resulted in an increase in future policy benefit reserves on the Company's Balance Sheets of $19 as of January 1, 2008. The pre-tax income impact of this change, net of the related adjustments to amortization of DAC and DSI was $(6).

         In February 2008, the FASB issued FSP SFAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 (FSP FAS 157-1). FSP FAS 157-1 amends SFAS 157 to exclude SFAS No. 13, Accounting for Leases (SFAS 13), and other accounting pronouncements that address fair value measurements under SFAS 13. The Company adopted this FSP as of January 1, 2008. The adoption did not impact the Company's Financial Statements.

         In February 2008, the FASB issued FSP SFAS 157-2, Effective Date of FASB Statement No. 157 (FSP FAS 157-2). FSP FAS 157-2 delays the effective date of SFAS 157 to fiscal years beginning after December 15, 2008 for certain nonfinancial assets and nonfinancial liabilities within the scope of the FSP. As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of FAS 157 to the nonfinancial assets and liabilities within the scope of FAS 157-2.

         In October 2008, the FASB issued FSP SFAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active. This FSP clarifies the application of SFAS 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The FSP states that the objective of a fair value measurement is to estimate the price that would be received to sell an asset currently (an exit price) in an orderly transaction that is not a forced liquidation or a distress sale, even if there is little or no market activity for the asset at the measurement date. Further, when relevant observable market information is not available, an approach that incorporates management's judgments about the assumptions that market participants would use in pricing the asset in a current sale transaction would be acceptable. The FSP was effective when issued. Adoption of this FSP did not have a material impact on the Company's Financial Statements.

         In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. This statement was effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company adopted this statement as of January 1, 2008. The Company did not elect to apply the fair value option to any financial assets or financial liabilities upon adoption.

         In June 2006, the FASB issued FASB Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosure. Upon adoption, the cumulative effect of applying FIN 48 is reported as an adjustment to the opening balance of retained earnings (or other appropriate components of equity or net assets in the balance sheet). This pronouncement was adopted January 1, 2007 and did not have a material impact on the Financial Statements.

         In May 2007, the FASB issued FSP FIN 48-1, Definition of Settlement in FASB Interpretation No. 48 (FSP FIN 48-1). The FSP addresses whether it is appropriate for a company to recognize a previously unrecognized tax


                                       18                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)

         benefit when the only factor that has changed, since determining that a benefit should not be recognized, was the completion of an examination or audit by a taxing authority. The FSP is effective January 1, 2007, the date of the Company's initial adoption of FIN 48. The adoption of this interpretation did not have a material impact on the Financial Statements.

         In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133, and No. 140. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company adopted this guidance effective January 1, 2007, and the adoption did not have a material effect on the Company's Financial Statements.

         In September 2005, the AcSEC issued SOP 05-1, Deferred Acquisition Costs (DAC) on Internal Replacements (SOP 05-1), which expands the definition of internal replacements and changes the accounting for DAC on replacements in connection with modifications or exchanges of insurance contracts. An internal replacement, as defined in the guidance, is a policy revision that changes the nature of the investment rights or insurance risk between the Company and contractholder. If an internal replacement substantially changes a contract, then DAC is written off immediately through income. This Statement was effective for fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007 and the adoption did not have a material impact on the Company's Financial Statements.

         In September 2006, the Securities and Exchange Commission (SEC) published Staff Accounting Bulletin (SAB) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements. This Bulletin addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. This Bulletin is effective for fiscal years ending after November 15, 2006. The adoption of this Bulletin did not have a material impact on the Financial Statements.

         In November 2005, the FASB issued FSP SFAS 115-1 and SFAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, effective for reporting periods beginning after December 15, 2005. The FSP provides guidance on when an investment is considered impaired, whether that impairment is other-than-temporary, subsequent recognition of other-than-temporary impairment, and disclosures on unrealized losses. The Company adopted the FSP effective December 31, 2006, which resulted in realizing $5,315 of additional losses from interest-related impairments on investments managed by a third party where the investment manager has the discretion to sell securities in a loss position. The realized investment losses impact the current and estimated future gross profits and assessments used in determining the amortization of DAC and DSI. The investment losses were offset by increases of $293 in DAC and $320 in DSI.

         In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections - a Replacement of APB Opinion No. 20 and SFAS No. 3. SFAS No. 154 was effective for fiscal years beginning after December 15, 2005 and applies to voluntary accounting changes and corrections of error made in fiscal years beginning after December 15, 2005. It also applies to changes required by new accounting pronouncements if the pronouncement does not include specific transition provisions. The standard requires retrospective application of changes in accounting principle, unless it is impracticable to determine either the period-specific effect of an accounting change or the cumulative effect of the change. Adoption of SFAS No. 154 did not have a material impact on the Financial Statements.


                                       19                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


    (r  RECLASSIFICATIONS

         Certain prior year balances have been reclassified to conform to the current year presentation.

         During 2008, the Company changed its method of presentation for the market value liability option (MVLO) reserve releases by reclassifying portions of this activity to premiums and benefits on the Statements of Operations (Adjustment 1). This change was made to better match surrenders, annuitizations, and death payments with the related reserve release, and isolated the change in fair value of the MVLO embedded derivative, resulting in more meaningful and representative benefit margins and other disclosures.

         The second reclassification (Adjustment 2) splits net investment income, as reported in prior years, into three separate report lines: interest and similar income, derivative income, and change in fair value of annuity embedded derivatives. The change in fair value of annuity embedded derivatives now includes the change in fair value of the MVLO and the change in fair value of GMWB and GMAB.


                                       20                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


         The reclassifications resulted in adjustments to the Statements of Operations as presented in the following tables:

                                                               For the year ended December 31, 2007
                                                  ------------------------------------------------------------
                                                  As originally
                                                    reported      Adjustment 1    Adjustment 2   As adjusted
                                                  -------------- --------------- --------------- -------------
Revenue:
   Premiums                                     $        6,563  $            - $             - $       6,563
   Policy fees                                          11,017             802               -        11,819
   Premiums and annuity
    considerations, ceded                               (4,824)              -               -        (4,824)
                                                  -------------- --------------- --------------- -------------
     Net premiums and considerations                    12,756             802               -        13,558
   Net investment income                                19,893             (873)        (19,020)          -
   Interest and similar income, net                          -               -           16,740       16,740
   Derivative loss                                           -               -            (314)         (314)
   Realized investment losses, net                      (6,035)              -               -        (6,035)
   Other revenue                                         8,538               -               -         8,538
                                                  -------------- --------------- --------------- -------------
     Total revenue                                      35,152              (71)         (2,594)      32,487
                                                  -------------- --------------- --------------- -------------
Benefits and expenses:
   Policyholder benefits                                 8,083              (71)              -        8,012
   Change in fair value of annuity
    embedded derivatives                                     -               -           (2,594)      (2,594)
   Benefit recoveries                                   (5,196)              -               -        (5,196)
   Net interest credited to policyholder
    account values                                       8,022               -               -         8,022
                                                  -------------- --------------- --------------- -------------
     Net benefits                                       10,909              (71)         (2,594)       8,244
   Commissions and other agent compensation              9,764                -               -        9,764
   General and administrative expenses                  13,103                -               -       13,103
   Change in deferred acquisition costs, net            (9,650)               -               -       (9,650)
                                                  -------------- --------------- --------------- -------------
     Total benefits and expenses                        24,126              (71)         (2,594)      21,461
                                                  -------------- --------------- --------------- -------------
     Income from operations
       before income taxes                              11,026                -               -       11,026
                                                  -------------- --------------- --------------- -------------
Income tax (benefit) expense:
   Current                                              (1,537)               -               -       (1,537)
   Deferred                                              4,753                -               -        4,753
                                                  -------------- --------------- --------------- -------------
     Total income tax expense                            3,216                -               -        3,216
                                                  -------------- --------------- --------------- -------------
     Net income                                 $        7,810  $             - $             - $      7,810
                                                  ============== =============== =============== =============



                                       21                          (Continued)



                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



                                                             For the year ended December 31, 2006
                                                  ------------------------------------------------------------
                                                  As originally
                                                    reported      Adjustment 1    Adjustment 2   As adjusted
                                                  -------------- --------------- --------------- -------------
Revenue:
   Premiums                                     $       18,412  $            - $            - $     18,412
   Policy fees                                          10,200              73              -       10,273
   Premiums and annuity
    considerations, ceded                               (8,278)              -              -       (8,278)
                                                  -------------- --------------- --------------- -------------
     Net premiums and considerations                    20,334              73               -       20,407
   Net investment income                                12,127             (98)        (12,029)           -
   Interest and similar income, net                          -               -          14,561       14,561
   Derivative income                                         -               -           2,494        2,494
   Realized investment losses, net                      (5,522)              -               -       (5,522)
   Other revenue                                         4,753               -               -        4,753
                                                  -------------- --------------- --------------- -------------
     Total revenue                                      31,692             (25)          5,026       36,693
                                                  -------------- --------------- --------------- -------------
Benefits and expenses:
   Policyholder benefits                                17,723             (25)              -       17,698
   Change in fair value of annuity
    embedded derivatives                                     -               -           5,026        5,026
   Benefit recoveries                                   (5,941)              -               -       (5,941)
   Net interest credited to policyholder
    account values                                       5,744               -               -        5,744
                                                  -------------- --------------- --------------- -------------
     Net benefits                                       17,526              (25)         5,026       22,527
   Commissions and other agent compensation              8,238                -              -        8,238
   General and administrative expenses                  12,648                -              -       12,648
   Change in deferred acquisition costs, net            (8,153)               -              -       (8,153)
                                                  -------------- --------------- --------------- -------------
     Total benefits and expenses                        30,259              (25)         5,026       35,260
                                                  -------------- --------------- --------------- -------------
     Income from operations
       before income taxes                               1,433                -              -        1,433
                                                  -------------- --------------- --------------- -------------
Income tax (benefit) expense:
   Current                                               1,333                -              -        1,333
   Deferred                                             (1,356)               -              -       (1,356)
                                                  -------------- --------------- --------------- -------------
     Total income tax expense                              (23)               -              -          (23)
                                                  -------------- --------------- --------------- -------------
     Net income                                 $        1,456  $             - $            - $      1,456
                                                  ============== =============== =============== =============



(3) RISK DISCLOSURES

    The following is a description of the most significant risks facing the Company and how the Company attempts to mitigate those risks:

    (a)  CREDIT RISK

         The risk that issuers of fixed-rate and variable-rate income securities or transactions with other parties, such as reinsurers, default on their contractual obligations. This risk has significantly increased in 2008 caused by the overall decline in U.S. economic conditions resulting in higher security credit spreads and related declines in investment value. The Company is at risk of economically realizing these losses if it is required to sell investments to meet its cash flow needs. The Company attempts to mitigate this risk by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured


                                       22                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)




         securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management's risk/return preferences, the economic and credit environment, and the relationship of credit risk in the asset portfolio to liabilities. The Company also has an asset-liability management strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration.

    (b)  CREDIT CONCENTRATION RISK

         The risk of increased exposure to major asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. This risk has increased in 2008 and early 2009 due to the merger of financial institutions for which the Company holds related investments.

         The Company's Asset Liability Management Committee (ALCO) recommends an investment policy to both the Allianz of America Finance Committee (AZOA FiCo), and subsequently the Board of Directors for the Company. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by ALCO who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. AZOA FiCo and subsequently the Allianz Life Board of Directors review the investment policy and investment mandates at least annually.

         Mitigation controls include a monthly report from the asset manager that shows the fixed income risk profile, including sector allocation, credit rating distribution, and other credit statistics. The Company performs a quarterly calculation to ensure compliance with the State of New York basket clause.

    (c)  LIQUIDITY RISK

         The risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in loss of realized value or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Market or Company conditions may preclude access to, or cause disruption of, outside sources of liquidity (e.g., through borrowing, affiliate advances, reinsurance, or securitization) upon which an insurance company typically relies on in the normal course of business. Additionally, the Company may not be able to sell large blocks of assets at current market prices, especially in the current investment environment. Liquidity risk also arises from uncertain or unusual cash demands from catastrophic events.

         The Company attempts to manage liquidity within three specific domains: monitoring product development, product management, business operations, and the investment portfolio; setting asset/liability management (ALM) strategies; and managing the daily ALM and cash requirements.

    (d)  INTEREST RATE RISK

         The risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities and/or an unfavorable change in prepayment activity, resulting in compressed interest margins. This is also the risk that interest rates will change and cause an increase in the value of variable annuity guarantees, including GMWB, GMAB, GMIB, and GMDB.




                                       23                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



         The Company attempts to mitigate risk by offering products that transfer interest rate risk to the policyholder and by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. The transfer of interest rate risk exposure to policyholders is based on risk free rates versus changes in effective yield of the investment portfolio. Asset and liability matching models are used by the Company to mitigate interest rate risk due to the close relationship between its interest rate sensitive assets and liabilities. The Company considers both the maturity and duration of the asset portfolio as compared with the expected duration of the liability reserves. The Company also attempts to mitigate interest rate risk through asset/liability risk controls, including product development and pricing, product management, and investment asset management. The Company attempts to limit interest rate risk on variable annuity guarantees through product development and pricing and product management. In certain situations, the Company accepts some interest rate risk in exchange for a higher yield on the investment.

    (e)  EQUITY MARKET RISK

         The risk that movements in the equity markets will result in losses to assets held by the Company or that product features tied to equity markets will increase in value by more than held assets. Fixed-indexed annuity products increase the policy value based on the growth of market indexes. The Company uses exchange-traded futures to assist in managing potential policyholder benefit obligations.

         An additional risk is that variable annuity products have guarantees, GMWB, GMIB, and GMDB, which provide a guaranteed level of payments irrespective of market movements. The risk here is of a market downturn. The Company attempts to manage risk prospectively through product development and pricing. Equity market risk is also partially mitigated by separate account fund allocation restrictions.

         For products with GMAB, policyholder contracts allow the Company to employ an automatic investment allocation process to move policyholder funds into fixed accounts during a market downturn to help mitigate this risk.

    (f)  LEGAL/REGULATORY RISK

         The risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for the Company's products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

         The Company attempts to mitigate risk by actively monitoring all market-related exposure and have members that participate in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. The Company also has defined suitability standards that are as at least as rigorous, and usually exceeding, the requirements of regulators.

    (g)  RATINGS RISK

         The risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. In an attempt to mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are performed at least quarterly to assess how rating agency capital adequacy models would be impacted by severe economic events.




                                       24                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


    (h)  MORTALITY RISK

         The risk that life expectancy assumptions used by the Company to price its life insurance business are too aggressive (i.e., insureds live shorter than expected lives). The Company mitigates this risk primarily through reinsurance. Approximately 90% of the Company's mortality risk on its life business is reinsured to third parties. The Company also reviews its mortality assumptions at least annually, reviews mortality experience periodically, and uses conservative underwriting methods relative to the industry.

    (i)  REINSURANCE RISK

         The risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure in its life and long-term care business and to divest of blocks of business no longer considered core to the Company. The Company has established controls to mitigate reinsurance risk. Counterparty ratings must meet certain thresholds or a trust is required to be established. All arrangements are regularly monitored to determine if trusts or letters of credit are sufficient to support the ceded liabilities. The Company also diversifies its exposure across a minimum of three reinsurers for a single life product. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties at least quarterly.

(4) INVESTMENTS

    At December 31, 2008 and 2007, the amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair values of available-for-sale securities are as shown in the following table:

                                                               Gross          Gross        Estimated
                                               Amortized     unrealized     unrealized        fair
                                                 cost           gains         losses          value
                                              ------------   ------------   ------------   ------------
2008:
   Fixed-maturity securities:
      U.S. government                      $    19,993     $     5,508     $        -         $    25,501
      States and political subdivisions          2,183              44              -               2,227
      Foreign government                         1,564             152              -               1,716
      Public utilities                          22,037             863              -              22,900
      Corporate securities                     192,841           5,471              -             198,312
      Mortgage-backed securities               108,710           3,477              -             112,187
                                              ------------   ------------   ------------   -------------
               Total                       $   347,328     $    15,515     $        -         $   362,843
                                              ============   ============   ============   =============
2007:
   Fixed-maturity securities:
      U.S. government                      $    29,790     $     2,762     $        -         $    32,552
      States and political subdivisions          2,204              99              -               2,303
      Foreign government                         1,571             103              -               1,674
      Public utilities                          14,917             296              -              15,213
      Corporate securities                     162,985           4,464              -             167,449
      Mortgage-backed securities                67,132           2,226              -              69,358
                                              ------------   ------------   ------------   -------------
               Total                       $   278,599     $     9,950     $        -         $   288,549
                                              ============   ============   ============   =============



                                       25                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


    The net unrealized gains (losses) on available-for-sale securities consist of the following at December 31:

                                                   2008                2007                2006
                                             -----------------   -----------------   ------------------
Available-for-sale:
  Fixed-maturity securities               $         15,515    $          9,950    $           3,598
Adjustments for:
     DAC                                            (8,474)             (4,278)              (1,200)
     DSI                                              (531)               (589)                 (85)
     Deferred taxes                                 (2,278)             (1,778)                (809)
                                             -----------------   -----------------   ------------------
                 Net unrealized gains     $          4,232    $          3,305    $           1,504
                                             =================   =================   ==================



    The changes in net unrealized gains on available-for-sale fixed-maturity securities before adjustments for deferred taxes, DAC, and DSI were $5,565, $6,352, and $1,495 for the years ended December 31, 2008, 2007, and 2006, respectively.

    As of December 31, 2008 and 2007, there were no fixed-maturity securities that were in an unrealized loss position.

    The changes in net unrealized gains (losses) on available-for-sale equity securities, before adjustments for deferred taxes, was $0, $0, and $(245) for the years ended December 31, 2008, 2007, and 2006, respectively.

    The   amortized   cost   and  estimated  fair  value  of  available-for-sale
    fixed-maturity securities at December 31, 2008, by contractual maturity, are shown below:


                                                                       Amortized            Estimated
                                                                          cost              fair value
                                                                    -----------------    -----------------
Available-for-sale:
  Due in one year or less                                        $          1,496     $          1,497
  Due after one year through five years                                    24,027               24,289
  Due after five years through ten years                                  141,497              147,181
  Due after ten years                                                      71,598               77,689
  Mortgage-backed securities                                              108,710              112,187
                                                                    -----------------    -----------------
           Total available-for-sale fixed maturity securities    $        347,328     $        362,843
                                                                    =================    =================



                                       26                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


    Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $109,999 as of December 31, 2008.

    Proceeds from sales of fixed-maturity and equity securities are presented in the table below:


                                              2008          2007          2006
                                           ---------     ---------     ---------
FIXED-MATURITY SECURITIES
    Proceeds from sales                  $   11,568    $   36,712    $   13,358
    Proceeds from tax-free and taxable
        exchanges                                -             -          (110)

EQUITY SECURITIES
    Proceeds from sales                          -             -         1,079
    Proceeds from tax-free exchanges,
        redemptions and spin-offs                -             -             9



    The negative proceeds of $110 in 2006 were the result of a reclassification related to an exchange of notes and were immaterial in nature.

    Gross and net realized investment gains (losses) for the respective years ended December 31 are summarized as follows:

                                                                    2008           2007           2006
                                                                 ------------   ------------  -------------
Fixed-maturity securities
    Gross realized gains on sales and exchanges                $       1,032  $       2,330 $            6
    Gross realized losses on sales and exchanges                         (19)        (1,246)          (457)
                                                                 ------------   ------------  -------------
           Net gains (losses) on fixed-maturity securities             1,013          1,084           (451)

    Other-than-temporary impairments                                 (31,188)        (7,119)        (5,316)
                                                                 ------------   ------------  -------------
           Net losses on fixed-maturity securities                   (30,175)        (6,035)        (5,767)
Equity securities
    Gross realized gains on sales and exchanges                        -              -                256
    Gross realized losses on sales and exchanges                       -              -                (11)
                                                                 ------------   ------------  -------------

           Net gains on equity securities                              -              -                245

                                                                 ------------   ------------  -------------
             Net realized investment losses                    $     (30,175) $      (6,035)$       (5,522)
                                                                 ============   ============  =============



    The other-than-temporary impairments (OTTI) listed above are limited due to the recognition of other-than-temporary impairments on the securities in prior periods. The increase in other-than-temporary impairments beginning in 2008 is related to the general U.S. economic downturn and related credit issues and increasing credit spreads on fixed-maturity securities.

    Forward commitments of $30,640, $0, and $0 were purchased and $30,640, $0, and $0 were sold by the Company during 2008, 2007, and 2006, respectively.




                                       27                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


    As of December 31, 2008, the Company held futures contracts, which do not require an initial investment; therefore, no asset or liability is recorded. The Company is required to settle cash daily based on movements of the representative index. The Company is also required by the Chicago Mercantile Exchange (CME) to post collateral for futures contracts. The Company retains ownership of the collateral but the collateral resides in an account designated by the CME. The collateral is subject to the CME exchange rules regarding rehypothecation. Collateral posted at December 31, 2008 and 2007 had a fair value of $7,719 and $5,172, respectively, and is included in fixed-maturity securities on the Balance Sheets.

    As of December 31, 2008 and 2007, investments with a carrying value of $2,501 and $1,698, respectively, were pledged to the New York Superintendent of Insurance, as required by statutory regulation.

    Major categories of interest and similar income, net and derivative income for the respective years ended December 31 are shown below. Interest and similar income related to securities held under repurchase agreements is shown with fixed-maturity securities and was $0, $0, and $8 in 2008, 2007, and 2006, respectively.

                                                                 2008            2007           2006
                                                            --------------   ------------   ------------
Interest and similar income, net:
     Fixed-maturity securities                           $         19,481  $      16,445  $      14,446
     Short-term securities                                            262            233            209
     Policy loans                                                      10              3              4
     Other                                                             40            178             (1)
                                                            --------------   ------------   ------------
           Total                                                   19,793         16,859         14,658
Less:
     Investment expenses                                               90            119             97
                                                            --------------   ------------   ------------
                                                            --------------   ------------   ------------
                 Total interest and similar income, net  $         19,703  $      16,740  $      14,561
                                                            ==============   ============   ============
Derivative income:
     (Loss) gain on exercise of equity-indexed annuity
        and guaranteed benefit-related futures           $         (1,412) $        (314) $       2,494
                                                            ==============   ============   ============



    The Company's investment portfolio includes mortgage-backed securities. Due to the high quality of these securities and the lack of sub-prime loans within the securities, the Company does not have a material exposure to sub-prime mortgages.

(5) FAIR VALUE MEASUREMENTS

    The following financial instruments are carried at fair value on a recurring basis in the Company's Financial Statements: fixed-maturity securities, embedded derivatives, and separate accounts assets.

    SFAS 157 establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

         Level 1 -Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.



                                       28                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


         Level 2 -Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

                    (a) Quoted  prices  for  similar  assets  or  liabilities in active markets.

                    (b) Quoted  prices  for  identical  or  similar  assets   or
                        liabilities in markets that are not active.

                    (c) Inputs other than quoted prices that are observable.

                    (d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

         Level 3 -Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company's own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

    The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate SFAS 157 fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

    The following table presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31, 2008:

                                                             Total             Level 1           Level 2           Level 3
                                                        ---------------------------------------------------------------------
Assets accounted for at fair value:
      Fixed-maturity securities                        $        362,843   $        25,502   $       333,671   $         3,670
      Separate account assets (1)                               450,820           450,820                 -                 -
                                                       -----------------------------------------------------------------------
Total assets accounted for at fair value               $        813,663   $      476,322    $      333,671    $         3,670
                                                       =======================================================================
Liabilities accounted for at fair value:
      Annuity embedded derivative liabilities (2)                22,779                 -                 -            22,779
                                                       -----------------------------------------------------------------------
Total liabilities accounted for at fair value          $         22,779   $             -   $             -   $        22,779
                                                       =======================================================================


                                       29                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



    (1) In accordance with SOP 03-1, the value of separate account liabilities is set to equal the value of separate account assets.

    (2) Annuity embedded derivative liabilities are reported in future policy benefit reserves and policy and contract account balances on the Balance Sheets.

    The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table. These fair values represent an exit price (i.e., what a buyer in the market place would pay for an asset in a current sale or charge to transfer a liability).

    VALUATION OF FIXED-MATURITY SECURITIES

    The fair value of fixed-maturity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models, and related methodology and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board (MSRB) reported trades, nationally recognized municipal securities information repository (NRMSIR) material event notices, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In certain cases, including private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

    Generally, treasury securities and exchange traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2 because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

    At December 31, 2008, private placement securities of $3,020 were included in Level 3. Internal pricing models based on market proxy securities are used to value these holdings. AZOA portfolio managers monitor the proxies used on a monthly basis for reasonableness. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

    VALUATION OF SEPARATE ACCOUNT ASSETS

    Separate account assets are carried at fair value and reported as a summarized total on the Balance Sheet. The fair value of the separate account assets is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following investment types - bond, domestic equity, international equity, or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3).

    EMBEDDED DERIVATIVES

    Contracts that do not in their entirety meet the definition of a derivative may contain embedded derivatives as defined in SFAS 133. Under some circumstances, these embedded derivatives must be separated from the host contracts and accounted for as if they are free-standing derivatives. Embedded derivatives principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the financial statements at fair value with changes in fair value adjusted through net (loss) income.



                                       30                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



    Fair values of the embedded derivative liabilities are calculated based on internally developed models because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company's best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

    The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year's option value projected stochastically, the projection of future index growth at the option budget and the historical interest/equity-indexed credits. Effective January 1, 2008 upon adoption of SFAS 157, the valuation of the embedded derivative now includes an adjustment for the Company's own credit standing and a risk margin for noncapital market inputs. The Company's own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company's own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company's own credit standing, and variations in actuarial assumptions regarding policyholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net (loss) income.

    The Company issues certain variable annuity products with guaranteed minimum benefit riders. These include GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are classified within future policy benefits on the Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit standing and a risk margin for noncapital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company's own credit standing and variations in actuarial assumptions regarding policyholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net (loss) income.



                                       31                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



    The following table provides a reconciliation of the beginning and ending balances for the Company's Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                                          Fixed-maturity        Embedded derivative
                                                                            securities            liabilities
                                                                         ---------------------------------------------
     Balance January 1, 2008                                           $         15,340      $         (8,904)
     Total realized/unrealized (losses) gains included in:
         Net (loss) income                                                        (419)               (10,503)
         Other comprehensive loss                                                   12                       -
     Purchases, sales, issuances, and settlements                                2,500                 (3,372)
     Transfer in and/or (out) of level 3                                       (13,763)                     -
                                                                         -----------------    ------------------------
     Balance December 31, 2008                                         $          3,670      $         (22,779)
                                                                         =================    ========================
     Realized (losses) gains included in net (loss) income related
        to financial instruments still held at December 31, 2008       $          (419)      $         (10,674)
                                                                         =================    ========================


    TRANSFERS

    The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of Level 3 are reported as of the beginning of the period in which the change occurs.

    The net transfers out of Level 3 for the year ended December 31, 2008 are a result of observable inputs becoming available for certain fixed-maturity securities.

    NONRECURRING FAIR VALUE MEASUREMENTS

    Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis (e.g., impaired assets). At December 31, 2008, there were no assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under SFAS 157.



                                       32                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



    FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

    The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31, 2008 and 2007:

                                                   2008                         2007
                                        --------------------------   --------------------------
                                         Carrying        Fair         Carrying        Fair
                                          amount         value         amount         value
                                        ------------  ------------   -----------   ------------
Financial assets:
    Fixed-maturity securities:
        U.S. government               $   25,501    $   25,501    $   32,552    $    32,552
        States and political
           subdivisions                    2,227         2,227         2,303          2,303
        Foreign governments                1,716         1,716         1,674          1,674
        Public utilities                  22,900        22,900        15,213         15,213
        Corporate securities             198,312       198,312       167,449        167,449
        Mortgage-backed
           securities                    112,187       112,187        69,358         69,358
     Short-term securities                30,296        30,296         1,218          1,218
     Policy loans                            163           163            96             96
     Cash                                  3,581         3,581         1,921          1,921
     Separate account assets             450,820       450,820       572,186        572,186
   Financial liabilities:
     Investment contracts             $  373,673    $  370,440    $  254,694    $   211,056
     Separate account liabilities        450,820       450,820       572,186        572,186





    Investment contracts include certain reserves related to deferred annuity products. These reserves are included in the future policy benefit reserves and the policy and contract claims balances on the Balance Sheets.

    Fair values of investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company's own credit standing and a risk margin for noncapital market inputs. Fair values of separate account liabilities are equal to the fair value of the separate account assets that support them.

    Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.




                                       33                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


(6) DEFERRED ACQUISITION COSTS

    DAC at December 31, 2008, 2007, and 2006, and the changes in the balance for the years then ended are as follows:

                                        2008                  2007                  2006
                                  ------------------    ------------------    ------------------
Balance, beginning of year     $          38,741     $          32,170     $          25,101
     Capitalization                       13,875                11,154                11,210
     Interest                              2,292                 2,099                 1,615
     Amortization                          7,627                (3,604)              (4,672)
     Change in shadow DAC                 (4,196)               (3,078)              (1,084)
                                  ------------------    ------------------    ------------------
Balance, end of year           $          58,339     $          38,741     $          32,170
                                  ==================    ==================    ==================



    The negative DAC amortization in 2008 is due primarily to a significant increase in other-than-temporary impairments and an increase in variable annuity guarantee reserves. These significant losses caused estimated gross profits to increase, which caused amortization to be negative.

    The Company reviews its best estimate assumptions each year and records "unlocking" as appropriate. During 2008, the Company completed a comprehensive study of assumptions underlying estimated gross profits (EGP), resulting in an "unlocking". This study was based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The study included all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

    The pre-tax impact on the Company's assets and liabilities as a result of the unlocking during 2008 and 2007 was as follows:




                                                       2008                 2007
                                                -------------------   ------------------
Assets:
     DAC                                      $           1,134    $         (1,365)
     DSI                                                  4,033                 (86)
                                                -------------------   ------------------
           Total asset increase                           5,167              (1,451)
                                                -------------------   ------------------
Liabilities:
     Policy and contract account balances                    -                 (718)
     Future policy benefit reserves                       (390)                (108)
                                                -------------------   ------------------
           Total liabilities decrease                     (390)                (826)
                                                -------------------   ------------------
           Net increase                                   5,557                (625)
Deferred income tax benefit                               1,945                (219)
                                                -------------------   ------------------
           Net increase                       $           3,612    $           (406)
                                                ===================   ==================


                                       34                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


(7) DEFERRED SALES INDUCEMENTS

    DSI at December 31, 2008, 2007, and 2006, and the changes in the balance for the years then ended are as follows:

                                          2008                  2007                 2006
                                    ------------------    ------------------   ------------------
Balance, beginning of year       $          10,992     $           9,763     $          6,878
     Capitalization                          2,690                 3,369                3,268
     Interest                                  624                   609                  490
     Amortization                           (1,631)               (2,245)                (896)
     Change in shadow DSI                       58                  (504)                  23
                                    ------------------    ------------------   ------------------
Balance, end of year             $          12,733     $          10,992     $          9,763
                                    ==================    ==================   =================

(8) SEPARATE ACCOUNTS AND ANNUITY PRODUCT GUARANTEES

    Guaranteed   minimums   for  the  respective  years  ended  December 31  are
    summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):


                                                  December 31, 2008                   December 31, 2007
                                          ----------------------------------  ----------------------------------
                                          Account   Net amount    Weighted    Account   Net amount    Weighted
                                           value     at risk     age (years)   value     at risk     age (years)
                                          --------  -----------  -----------  --------  -----------  -----------
Guaranteed Minimum Death
  Benefits (GMDB):
----------------------------------------
   Return of premium                    $ 181,729 $    28,248      62.0     $ 164,072 $       209      61.1
   Ratchet and return of premium          216,737      81,476      67.1       272,151       4,443      67.2
   Reset                                  117,766      25,980      72.4       191,531       1,520      71.4
                                          --------  -----------               --------  -----------
          Total                         $ 516,232 $   135,704               $ 627,754 $     6,172
                                          ========  ===========               ========  ===========
Guaranteed Minimum Income
  Benefits (GMIB):
----------------------------------------
   Return of premium                    $  9,840  $     1,913      60.0     $ 113,908 $          -     59.2
   Ratchet and rollup                     153,256      50,498      68.5       268,398          39      69.3
                                          --------  -----------               --------  -----------
          Total                         $ 163,096 $    52,411               $ 382,306 $        39
                                          ========  ===========               ========  ===========
Guaranteed Minimum Accumulation
  Benefits (GMAB):
----------------------------------------
   Five years                           $ 24,910  $     4,670      61.5     $ 16,336  $       274       n/a
                                          --------  -----------               --------  -----------
          Total                         $ 24,910  $     4,670               $ 16,336  $       274
                                          ========  ===========               ========  ===========
Guaranteed Minimum Withdrawal
  Benefits (GMWB):
----------------------------------------
   No living benefit                    $ 25,544  $     4,237      59.3     $  2,238  $          -      n/a
   Life benefit with optional reset       56,321       19,765      66.6        9,705             -      n/a
   Life benefit with 8% rollup             6,396        2,004      65.6             -            -      n/a
                                          --------  -----------               --------  -----------
          Total                         $ 88,261  $    26,006               $ 11,943  $          -
                                          ========  ===========               ========  ===========

    The net amount at risk has increased in 2008 due to the current economic environment. Account values have dropped due to the underperformance of the markets, which causes the guarantee reserves to significantly increase.

                                       35                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


    At December 31, 2008 and 2007, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:


                 Investment type                2008                  2007
----------------------------------------   -------------------   ---------------
Mutual funds:
     Bond                               $           63,009    $           58,557
     Domestic equity                               137,647               221,609
     International equity                           59,230                93,134
     Specialty                                     130,977               172,252
                                           -------------------   ---------------
                 Total mutual fund                 390,863               545,552
Money market funds                                  59,159                25,319
Other                                                  798                 1,315
                                           -------------------   ---------------
                 Total                  $          450,820    $          572,186
                                           ===================   ===============



    The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in future policy benefit reserves on the Balance Sheets:


                                              GMDB         GMIB         GMAB         GMWB         Totals
                                           -----------  ------------ ------------ ------------  -----------
Balance as of December 31, 2006         $      591    $      294     $      -      $     -     $    885
     Incurred guaranteed benefits               65            74            -            -          139
     Paid guaranteed benefits                  (40)            -            -            -          (40)
                                           -----------  ------------ ------------ ------------  -----------
Balance as of December 31, 2007                616           368           -            -           984
     Incurred guaranteed benefits            2,586         1,208         1,896       10,325      16,015
     Paid guaranteed benefits                 (914)            -            -            -         (914)
                                           -----------  ------------ ------------ ------------  -----------
Balance as of December 31, 2008         $    2,288    $    1,576     $   1,896     $  10,325    $16,085
                                           ===========  ============ ============ ============  ===========




(9) ACCIDENT AND HEALTH CLAIM RESERVES

    Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable re-evaluations of such reserves. While management believes that reserves as of December 31, 2008 are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves, which are small relative to the amount of such reserves, could significantly impact the Company's future reported earnings.

                                       36                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



    Activity in the accident and health claim reserves is summarized as follows:

                                                            2008                  2007                  2006
                                                     -------------------   -------------------   -------------------
Balance at January 1, net of reinsurance
     recoverables of $3,832, $13,293,
     and $4,782, respectively                     $            3,038    $         3,076       $        11,476
Commutations                                                      -                      -             (3,221)
Incurred related to:
     Current year                                                 37                 87                 2,720
     Prior years                                                (108)                99                 1,287
                                                     -------------------   -------------------   -------------------
                 Total incurred                                  (71)               186                 4,007
                                                     -------------------   -------------------   -------------------
Paid related to:
     Current year                                                 37                 49                   630
     Prior years                                                 144                175                 8,556
                                                     -------------------   -------------------   -------------------
                 Total paid                                      181                224                 9,186
                                                     -------------------   -------------------   -------------------
Balance at December 31, net of
     reinsurance recoverables of $548,
     $3,832, and $13,293, respectively            $            2,786    $          3,038    $           3,076
                                                     ===================   ===================   ===================



    Prior year incurreds for 2008 reflect favorable reserve development. Prior year incurreds for 2007 reflect increased loss ratios due to unfavorable claim development in the group accident and health business. Prior year incurreds for 2006 reflect increased loss ratios due to unfavorable claim development in both group accident and health business and medical excess of loss business. The significant decrease in total incurred and total paid claims from 2006 to 2007 is a result of the exiting of the Health Products business on October 1, 2006 as discussed in note 10.

(10) REINSURANCE

    In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts. The Company has a maximum retention level of $1,500 on excess yearly renewal term coverage. On LTC business, the Company retains 90% of Limited Benefit Plans, and 90% on claims years one through eight and 20% on claims years eight and beyond for Lifetime Benefit Plans.

    Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. A contingent liability exists to the extent that the Company's reinsurers are unable to meet their contractual obligations under reinsurance contracts. Management is of the opinion that no liability will accrue to the Company with respect to this contingency.

    During 2006, the Company made the decision to exit the health products business. On October 1, 2006, the Company entered into a 100% quota share agreement with an unrelated insurance company, Houston Casualty Company
    (HCC), to reinsure the health block of business. Related to this transaction, the Company received a ceding commission of $12,950 for the recapture of $13,510 in reserves. The Company recorded a deferred gain of $12,950, which is being amortized into operations through 2009. The Company amortized $718, $7,956, and $4,246 for 2008, 2007, and 2006, respectively, and is included in other revenue on the Statements of Operations. The remaining deferred gain was $30 and $748 as of December 31, 2008 and 2007, respectively. Offsetting the gain on sale, total incremental expenses of


                                       37                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)

    $1,877 were incurred in 2006 including $1,327 for commutation of reinsurance agreements in contemplation of the agreement with HCC, and $550 for employee-related termination benefits. The commutation of reinsurance agreements expense is included in benefit recoveries and termination benefits expense is included in general and administrative expenses on the Statements of Operations. As of December 31, 2006, all of these incremental costs have been paid.

    At December 31, 2008 and 2007, the Company had reinsurance recoverables of $3 and $1, respectively, on paid claims, policy and contract claims, future policy benefit reserves, and policy and contract account balances from Allianz Life. The Company attempts to mitigate risk by arranging trust accounts or letters of credit with certain insurers. Insurers with ratings lower than A-, and without a trust account or letter of credit, account for less than 2% of the total reinsurance recoverable as of December 31, 2008.

    Effective June 30, 2006, the Company recaptured certain health business previously ceded to R.W. Morey. Related to this transaction, the Company paid a ceding commission of $1,327 for the recapture of $4,988 in reserves.

    The Company entered into numerous reinsurance arrangements with unrelated insurance companies to reinsure group life and accident and health reinsurance-assumed, and excess of loss health insurance business as well as business produced through the broker administrator distribution channel. In connection with these agreements, the Company had ceded premiums of $1,740, $4,132, and $3,466 and received expense allowances of $288, $363, and $133 in 2008, 2007, and 2006, respectively.

    Of the amounts assumed from and ceded to other companies, accident and health insurance assumed from and ceded to Allianz Life on a statutory basis is as follows:


                                 ASSUMED                       CEDED
                               -------------------------------------------------
                                  2008    2007     2006     2008    2007   2006
                               -------------------------------------------------
Premiums:
          Accident and health  $   -    $     2  $    (5)  $   -  $   -  $   12
              Total premiums   $   -    $     2  $    (5)  $   -  $   -  $   12
                               =================================================



    Effective January 1, 2005, the Company entered into a new multiline ceded reinsurance agreement with Allianz Life whereby Allianz Life assumes risk related to excess of loss medical coverage. The agreement ended in 2006.


                                       38                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)





(11)INCOME TAXES

    (a)  INCOME TAX (BENEFIT) EXPENSE

         Total income tax (benefit) expense for the years ended December 31 is as follows:

                                                            2008         2007          2006
                                                         -----------   ----------    ----------
Income tax (benefit) expense attributable
     to operations:
        Current tax (benefit) expense                 $      (3,328)$    (1,537) $      1,333
        Deferred tax (benefit) expense                       (5,903)      4,753        (1,356)
                                                         -----------   ----------    ----------
           Total income tax (benefit) expense
              attributable to net (loss) income              (9,231)      3,216           (23)
Income tax effect on equity:
     Attributable to unrealized gains for the year           500            969            66
                                                         -----------   ----------    ----------
           Total income tax effect on equity          $      (8,731)$     4,185     $      43
                                                         ===========   ==========    ==========


  (b)   Components of Income Tax (Benefit) Expense

         Income tax (benefit) expense computed at the statutory rate of 35% varies from income tax (benefit) expense reported on the Statements of Operations for the respective years ended
         December 31 as follows:




                                                     2008         2007          2006
                                                  -----------   ----------    ----------
Income tax (benefit) expense computed
     at the statutory rate                     $      (8,255)$   3,859     $     502
Dividends-received deductions and
     tax-exempt interest                                (928)     (728)         (677)
Accrual of tax contingency reserve                        24         5            19
Other                                                    (72)       80           133
                                                  -----------   ----------    ----------
        Income tax (benefit) expense
           as reported                         $      (9,231)$   3,216     $     (23)
                                                  ===========   ==========    ==========



                                       39                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


 (c)  COMPONENTS OF DEFERRED TAX ASSETS AND LIABILITIES ON THE BALANCE SHEET

         Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability), which are included in other assets and other liabilities, respectively, at December 31 are as follows:

                                                                    2008                  2007
                                                             -------------------   -------------------
Deferred tax assets:
     Future benefit reserves                              $            8,975    $            5,263
     Coinsurance deferred income                                          10                   262
     Expense accruals                                                    887                   644
     Other-than-temporarily impaired assets                           13,925                 3,713
                                                             -------------------   -------------------
                 Total deferred tax assets                            23,797                 9,882
                                                             -------------------   -------------------
Deferred tax liabilities:
     Deferred acquisition costs                                         (18,080)              (11,608)
     Due and deferred premium                                              (116)                  (15)
     Net unrealized gains on investments                                 (5,430)               (3,483)
     Investment income                                                     (140)                 (156)
     Other                                                                  (19)                  (10)
                                                             -------------------   -------------------
                 Total deferred tax liabilities                         (23,785)              (15,272)
                                                             -------------------   -------------------
                     Net deferred tax asset (liability)   $               12    $              (5,390)
                                                             ===================   ===================




         Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable, however, could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

         Income taxes (received) paid by the Company were $(2,118), $2,906, and $162 in 2008, 2007, and 2006, respectively. At December 31, 2008 and 2007, the Company had a tax receivable from AZOA of $2,542 and $1,333, respectively, reported in other assets on the Balance Sheets.

         With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002. The IRS has surveyed 2003 through 2005 and has informed the Company that they do not intend to do any further review of those years. During 2008, the IRS reviewed the credit taken for the Telephone Excise Tax on AZOA and Subsidiaries' 2006 consolidated return. The IRS informed the Company that final closure on the issue should be forthcoming during the first quarter of 2009.

         At this time, the Company is not aware of any adjustments that may be proposed by the IRS.


                                       40                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)




         The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the implementation of FIN 48, the Company recognized approximately a $349 increase in the liability for unrecognized tax benefits, which was accounted for as an increased current tax liability and an increased deferred tax asset as of January 1, 2007. It is reasonably expected that the amount of unrecognized tax benefits will increase in 2009 by approximately the same amount as it did in year 2008. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                 2008     2007
                                                             -------------------
Balance at January 1                                           $  538   $  349
Additions based on tax positions
                                 related to the current year      207      189
                                                             -------------------
Balance at December 31                                         $  745   $  538
                                                             ===================



         Included in the balance at December 31, 2008 are $745 of tax positions for which the deductibility is more likely than not; however, there is uncertainty with respect to the timing of the deduction. Because of the impact of deferred tax accounting, other than interest and penalty, the disallowance would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

         The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized $24, $5, and $19 in interest and penalties, respectively. The Company had $48 and $24 for the payment of interest and penalties accrued at December 31, 2008 and 2007, respectively.

(12)RELATED-PARTY TRANSACTIONS

    (a)  REINSURANCE

         The Company reinsured a portion of its group accident and health business with Allianz Life. See note 10 for further details.

    (b)  SERVICE FEES

         Allianz Life performs certain administrative services for us and the Company has incurred fees for these services of $8,655, $4,801, and $7,762 in 2008, 2007, and 2006, respectively. At December 31, 2008, the Company's liability for these fees was $2,129. In 2007, the Company had an overpayment for service fees of $8,733, which was recorded in receivables on the Balance Sheet.

         The Company incurred fees for certain investment advisory services provided by affiliated companies. The Company incurred fees of $90, $90, and $95 in 2008, 2007, and 2006, respectively. The Company's liability for these charges was $6 and $0 as of December 31, 2008 and 2007, respectively.

         The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and Allianz Global Distributors, LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate accounts to holders of the Company's variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of variable products that offer investment options managed by PIMCO. Income recognized by the Company from these affiliates for distribution and in-force related costs as a



                                       41                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


         result of providing investment options to the policyholders was $32, $77, and $49 during 2008, 2007, and 2006, respectively, which is included in other revenue on the Statements of Operations. At December 31, 2008 and 2007, $(4) and $14, respectively, was included for these fees in receivables on the Balance Sheets.

    (c)  REAL ESTATE

         During 2005, the Company entered into an agreement to sublease office space from Fireman's Fund Insurance Company (an affiliate). In connection with this agreement, the Company incurred rent expense of $190, $157, and $150 in 2008, 2007, and 2006, respectively, which is included in general and administrative expenses on the Statements of Operations.

    (d)  CAPITAL CONTRIBUTIONS

         The Company received a cash capital contribution in 2008 from Allianz Life of $17,000.

(13)EMPLOYEE BENEFIT PLANS

    The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by AZOA. Eligible employees are immediately enrolled in the AAAP upon their first day of employment. The AAAP will accept participants' pre-tax or after-tax contributions up to 80% of the participants' eligible compensation, although contributions remain subject to annual limitations set by the Employee Retirement Income Security Act (ERISA). Under the eligible employees' provisions, the Company will match 100% of contributions up to a maximum of 6%. Participants are 100% vested in the Company's matching contribution after three years of service.

    The Company may decide to declare a profit-sharing contribution under the AAAP based on the discretion of Company management. Although the Company has recorded an accrual, management has not yet determined if there will be a profit-sharing contribution under the AAAP for the plan years ended December 31, 2008. The Company declared a profit-sharing contribution of 1.5% of employees' salaries for the plan years ended December 31, 2007 and 2006, reported in general and administrative expenses on the accompanying Statements of Operations and funded in 2008 and 2007, respectively. Employees are not required to participate in the AAAP to be eligible for the profit-sharing contribution.

    The expenses of administration of the AAAP and the trust fund, including all fees of the trustee, investment manager, and auditors, are payable from the trust fund, but may, at the Company's discretion, be paid by the Company. Any counsel fees are not paid from the trust fund, but are instead paid by the Company. It is the Company's policy to fund the AAAP costs as incurred. The Company has expensed $115, $96, and $182 in 2008, 2007, and 2006, respectively, toward the AAAP matching contributions and administration expenses.

    In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

    In 2005, the Company started an Employee Severance Pay Plan for the benefit of eligible employees. The plan may provide severance benefits on account of an employee's termination of employment from the Company. To become a participant in the plan, an employee must be involuntarily terminated. In addition, the Company must determine if it wishes to provide the employee with a severance payment and must issue a written Severance Pay Award. The plan is unfunded, meaning no assets of the Company's have been segregated or defined to represent the liability for payments under the plan. Effective June 1, 2008, the Company adopted the AZOA Severance Allowance Plan, which replaced the Employee Severance Pay Plan. Under the AZOA Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in force are eligible to receive benefits. The Company expensed $265, $55, and $550 in 2008, 2007, and 2006, respectively, toward severance payments.



                                       42                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)



(14)STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

    Statutory accounting practices prescribed or permitted by the Company's state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders' surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, accident and health premiums receivable which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, future policy benefit reserves and policy and contract account balances calculated for statutory reporting do not include provisions for withdrawals.

    The Company's statutory capital and surplus as of December 31, 2008 and 2007 were $29,201 and $50,337, respectively.

    The Company is required to meet minimum statutory capital and surplus requirements. The Company's statutory capital and surplus as of December 31, 2008 and 2007 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Superintendent of Insurance is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its surplus, cash dividends of not more than the lesser of 10% of its beginning of the year statutory surplus, or its statutory net gain from operations, not including realized gains, for the 12-month period ending the 31[st] day of the next preceding year. The Company paid no dividends in 2008, 2007, and 2006.

    REGULATORY RISK-BASED CAPITAL

    An insurance enterprise's state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise's regulatory total adjusted capital to its authorized control-level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company was 526% and 1,734% as of December 31, 2008 and 2007, respectively. Regulatory action against a company may begin when this ratio falls below 200%.

(15)COMMITMENTS AND CONTINGENCIES

    The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on the Company's financial position. The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

    The financial services industry, including mutual fund, variable and fixed annuity, life insurance, and distribution companies, has been the subject of increasing scrutiny by regulators, legislators, and the media over the past few years.

    Federal and state regulators are also investigating various selling practices in the annuity industry, including suitability reviews, product exchanges, and sales to seniors. In certain instances, these investigations have led to regulatory enforcement proceedings. In February 2007, the Company entered into a stipulated order with the New York Department of Insurance (DOI) resolving allegations made by the DOI that the Company did



                                       43                          (Continued)

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2008, 2007, and 2006

              (In thousands, except security holdings quantities)


    not comply with certain New York laws or regulations during the period January 1, 2002 through December 31, 2004. The impact of these settlements was not material to the Financial Statements. The Company is also subject to an ongoing financial examination by the DOI.

    In December 2008, the SEC adopted a rule having the effect of categorizing most fixed-indexed annuity products as securities. This rule, when effective, will subject issuers of fixed-indexed annuities to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. The rule will also have the effect of subjecting distribution and advertising of fixed-indexed annuities to the jurisdiction of the Financial Industry Regulatory Authority. The rule, which was published in the Federal Register on January 8, 2009, is expected to be effective in January of 2011. Several insurance companies issuing fixed-indexed annuities have filed a lawsuit challenging the validity of the rule. As a result, there is not complete certainty as to whether, when, or in what form the rule will finally become effective.

    It can be expected that annuity sales practices will be an ongoing source of litigation and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

    This could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.

    The Company leases office space. Expense for the operating lease was $190, $157, and $150 in 2008, 2007, and 2006, respectively. The future minimum lease payments required under this operating lease are as follows:

     2009                            $                 157
     2010                                              157
     2011                                              177
     2012                                              179
     2013 and beyond                                 1,443
                                        -------------------
                      Total          $               2,113
                                        ===================





(16)SUBSEQUENT EVENTS

    On March 23, 2009, the Company announced suspension of sales of the living benefit riders on its primary variable annuity product family, effective March 31, 2009.



                                       44                          (Continued)


                                                                                                                 Schedule I
                                        ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                            Summary of Investments - Other Than Investments in Related Parties
                                                     December 31, 2008
                                                                                                              Amount at
                                                                                                             which shown
                                                                  Amortized                                in the Balance
                   Type of investment                             cost (1)             Fair value               Sheet
----------------------------------------------------------    ------------------    ------------------    ------------------
Fixed-maturity securities:
     U.S. government                                       $          19,993     $          25,501     $          25,501
     States and political subdivisions                                 2,183                 2,227                 2,227
     Foreign government                                                1,564                 1,716                 1,716
     Public utilities                                                 22,037                22,900                22,900
     Corporate securities                                            192,841               198,312               198,312
     Mortgage-backed securities                                      108,710               112,187               112,187
                                                              ------------------    ------------------    ------------------
                 Total fixed-maturity securities                     347,328     $         362,843               362,843
                                                              ------------------    ==================    ------------------
Other investments:
     Short-term securities                                            30,296                                      30,296
     Policy loans                                                        163                                         163
                                                              ------------------                          ------------------
                 Total other investments                              30,459                                      30,459
                                                              ------------------                          ------------------
                                                              ------------------                          ------------------
                 Total investments                         $         377,787                           $         393,302
                                                              ==================                          ==================


(1) Original cost of fixed maturities reduced by repayments and adjusted for amortization of premiums or accrual discounts.

See accompanying report of independent registered public accounting firm.

                                                                                                                     Schedule II
                                                                     ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                                                       Supplementary Insurance Information
                                             December 31,                                                          Year ended
                                                                                                                   December 31,
                          ---------------------------------------------------------------------------------------  -------------
                                                       Future
                                                       benefit
                                                     reserves and                           Net premium
                                                       policy and                Policy      revenue
                             Deferred    Deferred     contract                    and        and other   Interest and
                           acquisition    sales        account      Unearned    contract     contract     similar       Net
                              costs     inducements    balances     premiums    claims    considerations income, net   benefits
                          ----------- ------------- --------------  --------  ----------  -------------  ------------ ----------
2008:
     Life               $       594  $       52    $     1,922     $   54   $      434  $       472    $          (3)$     183
     Annuities               55,473      12,681        378,921         -            -        12,236        19,330       28,476
     Accident and health      2,272          -           3,204        972        2,861        2,316           376        1,610
                          ----------- ------------- --------------  --------  ----------  -------------  ------------ ----------
                        $    58,339  $   12,733    $   384,047     $1,026   $    3,295  $    15,024    $   19,703    $  30,269
                          =========== ============= ==============  ========  ==========  =============  ============ ==========
2007:
     Life               $       273  $       - $         1,169     $   53   $      428  $       273    $       71    $     122
     Annuities               36,862      10,992        265,652         -            -        11,819        16,340        9,112
     Accident and health      1,606          -           1,626        684        6,870        1,466           329          742
                          ----------- ------------- --------------  --------  ----------  -------------  ------------ ----------
                        $    38,741  $   10,992    $   268,447     $  737   $    7,298  $    13,558    $   16,740    $   9,976
                          =========== ============= ==============  ========  ==========  =============  ============ ==========
2006:
     Life               $        - $     - $             1,034     $   54   $      380  $       410    $       81    $     112
     Annuities               31,470       9,763        248,548         -            -        10,273        13,749       14,442
     Accident and health        700          -             922        312       16,370        9,724           731       10,835
                          ----------- ------------- --------------  --------  ----------  -------------  ------------ ----------
                        $    32,170  $    9,763    $   250,504     $  366   $   16,750  $    20,407    $   14,561    $  25,389
                          =========== ============= ==============  ========  ==========  =============  ============ ==========


                                                      Schedule II
                        ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                          Supplementary Insurance Information

                                    Year ended December 31,

                        -----------------------------------------



                          Net change      Net change
                          in deferred     in deferred    Other
                           sales        acquisition    operating
2008:                    inducements *      costs **    expenses
                         ------------- --------------- -----------
     Life
     Annuities          $         (52)$         (321)$      254
     Accident and health       (1,631)       (22,806)    19,783
                                   -            (666)     1,585
                         ------------- --------------- -----------
                        $      (1,683)$      (23,793)$   21,622
2007:                    ============= =============== ===========
     Life
     Annuities          $           - $         (273)$      503
     Accident and health       (1,732)        (8,470)    20,394
                                -               (907)     1,970
                         ------------- --------------- -----------
                        $      (1,732)$       (9,650)$   22,867
2006:                    ============= =============== ===========
     Life
     Annuities          $           - $            - $       169
     Accident and health       (2,862)        (7,454)     17,677
                                    -           (699)      3,040
                         ------------- --------------- -----------
                        $      (2,862)$       (8,153)$   20,886
                          ============= =============== ===========

*    See note 7 for aggregate gross amortization of deferred sales inducements.
**   See note 6 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

                                                                                Schedule III

                                                ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                                               Reinsurance

                                                                                      Percentage
                                                     Ceded        Assumed             of amount
                                     Direct        to other     from other   Net      assumed
               Years ended           amount        companies    companies   amount    to net
-----------------------------------  ------------ ------------  ------------------- ----------
December 31, 2008:

     Life insurance in force       $   125,056  $  101,742  $       -  $   23,314        -%
                                     ------------ ------------  ---------  -------  ----------
     Premiums:
        Life                       $     1,697  $    1,225  $       -  $      472        -%
        Annuities                       12,236          -           -      12,236         -
        Accident and health              2,907         813         222      2,316       9.6
                                     ------------ ------------  ---------  -------  ----------
                 Total premiums    $    16,840  $    2,038  $      222  $  15,024      1.5%
                                     ============ ============  =========  =======  ==========

December 31, 2007:

     Life insurance in force       $    94,658  $   83,342  $       -  $   11,316        -%
                                     ------------ ------------  ---------  -------  ----------
     Premiums:
        Life                       $     1,529  $    1,256  $       -  $      273        -%
        Annuities                       11,819          -           -      11,819         -
        Accident and health              3,729       3,568       1,305      1,466      89.0
                                     ------------ ------------  ---------  -------  ----------
                 Total premiums    $    17,077  $    4,824  $    1,305  $  13,558      9.6%
                                     ============ ============  =========  =======  ==========

December 31, 2006:

     Life insurance in force       $    91,453  $   78,095  $       -  $   13,358        -%
                                     ------------ ------------  ---------  -------  ----------
     Premiums:
        Life                       $     1,780  $    1,370  $       -  $      410        -%
        Annuities                       10,273          -           -      10,273         -
        Accident and health             10,102       6,908       6,530      9,724      67.2
                                     ------------ ------------  ---------  -------  ----------
                 Total premiums    $    22,155  $    8,278  $    6,530 $   20,407     32.0%
                                     ============ ============  =========  =======  ==========
See accompanying report of independent registered public accounting firm.



                           PART C - OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
a.  Financial Statements

The following financial statements of the Company are included in Part B hereof:
    1.     Report of Independent Registered Public Accounting Firm.
    2.     Balance Sheets as of December 31, 2008 and 2007.
    3.     Statements of Operations for the years ended December 31, 2008, 2007 and 2006.
    4.     Statements of Comprehensive Income for the years ended December 31, 2008, 2007 and 2006.
    5.     Statements of Stockholder's Equity for the years ended December 31, 2008, 2007 and 2006.
    6.     Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006.
    7.     Notes to Financial Statements
    8.     Supplemental Schedules:
           -   Schedule I - Summary of Investments - Other Than Investments in Related Parties.
           -   Schedule III - Supplemental Insurance Information.
           -   Schedule IV - Reinsurance

The following financial statements of the Variable Account are included in Part B hereof:
    1.     Report of Independent Registered Public Accounting Firm.
    2.     Statements of Assets and Liabilities as of December 31, 2008.
    3.     Statements of Operations for the year or period ended December 31, 2008.
    4.     Statements of Changes in Net Assets for the years or periods ended December 31, 2008 and 2007.
    5.     Notes to Financial Statements - December 31, 2008.

b.  Exhibits

    1. Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated February 26, 1988(1) incorporated by reference as exhibit EX-99.B1.
    2.   Not Applicable
    3.a. Principal Underwriter Agreement by and between Preferred Life
         Insurance Company of New York on behalf of Preferred Life Variable Account C and NALAC Financial Plans, Inc. (2) incorporated by reference as exhibit EX-99.B3.a. Preferred Life Insurance Company of New York is the predecessor to Allianz Life Insurance Company of New York. Preferred Life Variable Account C is the predecessor to Allianz Life of NY Variable Account C. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.
      b. Copy of Broker-Dealer Agreement between Preferred Life Insurance Company of New York and NALAC Financial Plans, Inc. (predecessor to Allianz Life Financial Services, LLC) (9) incorporated by reference as exhibit EX-99.B3.b.
      c. Form of General Agency Agreement with Allianz Life Financial Services, LLC.(6) incorporated by reference as exhibit EX-99.B3.b.

    4.a. Individual Variable Annuity "Base" Contract-L40529-NY01(11)
         incorporated by reference as exhibit EX-99.B4.a.
      b. Individual Variable Annuity "Bonus" Contract-L40530-NY01(11) incorporated by reference as exhibit EX-99.B4.b.
      c. Schedule Pages (1 thru 33)(11) incorporated by reference as exhibit EX-99.B4.c.
      d. Schedule Pages (revised 08/2008) S40747 to S40796-NY(13) incorporated by reference as exhibit EX-99.B4.d.
      e. Asset Allocation Rider-S40741-NY(11) incorporated by reference as exhibit EX-99.B4.d.
      f. Lifetime Plus Benefit Rider-S40742-NY(11) incorporated by reference as exhibit EX-99.B4.e.
      g. Lifetime Plus Benefit Rider (revised)-S40742-NY02(13) incorporated by reference as exhibit EX-99.B4.g.
      h. Lifetime Plus 8 Benefit Rider-S40795-NY(13) incorporated by reference as exhibit EX-99.B4.h.
      i. Target Date Retirement Benefit Rider-S40762-NY(13) incorporated by reference as exhibit EX-99.B4.i.
      j. Target Date Asset Allocation Rider-S40766-NY(13) incorporated by reference as exhibit EX-99.B4.j.
      k. Quarterly Value Death Benefit Rider-S40743-01-NY(11) incorporated by reference as exhibit EX-99.B4.f.
      l. Inherited IRA/Roth IRA Endorsement - S40714-NY(5) incorporated by reference as exhibit EX-99.B4.i.
      m. Roth IRA Endorsement - P20041(7) incorporated by reference as exhibit EX-99.B4.k.
      n. IRA Endorsement - P30012-NY(7) incorporated by reference as exhibit EX-99.B4.i.
      o. Unisex Endorsement(S20146)(7) incorporated by reference as exhibit EX-99.B4.l.
      p. 403(b) Endorsement - P30014(7) incorporated by reference as exhibit EX-99.B4.j.
    5.a. Application for Ind. Var. Annuity Contract-F40461-NY(11) incorporated by reference as exhibit EX-99.5.
      b. Application for Ind. Var. Annuity Contract(revised)-F70033(13) incorporated by reference as exhibit EX-99.B5.b.
    6.(i)Copy of Certificate of the Amendment of Charter of the Company dated
         October 5, 1988 and the Declaration of Intention and Charter dated August 26, 1996(6) incorporated by reference as exhibit EX-99.B6.(i).
     (ii)Copy of the Restated Bylaws of the Company (as amended on October 2,
         1996)(6) incorporated by reference as exhibit EX-99.B6.(ii).

    7.   Not Applicable

    8.a. 22c-2 Agreements (12)incorporated by reference as exhibit EX-99.B8.a.
     b.   22c-2 Agreement-BlackRock Distributors, Inc. dated 5/1/2008*

     c. Copy of Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC, dated 5/1/2008*
     d. Copy of Adminstrative Services Agreement between BlackRock Advisors, LLC and Allianz Life, dated 5/1/2008*

     e. Copy of Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Preferred Life Insurance Company of New York, dated 11/1/1999(4) incorporated by reference as exhibit EX-99.B8.e.
     f. Copy of Amendment to Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of New York, dated 5/1/2008.*

     g. Copy of Administrative Services Agreement between Franklin Templeton Services LLC and Preferred Life Insurance Company of New York, dated 10/1/2003(5) incorporated by reference as exhibit EX-99.B8.ac.
     h. Copy of Amendment to Administrative Services Agreement between Franklin Templeton Services, LLC and Allianz Life Insurance Company of New York, dated 8/8/2008.*
     i. Copy of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of New York and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003(5) incorporated by reference as exhibit EX-99.B8.n.
     j. Copy of Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of New York and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/2008.*

     k. Copy of Participation Agreement between Premier VIT, Allianz Life of New York and Allianz Global Investors Distributors LLC, dated 5/1/2006(8) incorporated by reference as exhibit EX-99.B8.i.
     l. Copy of Administrative Service Agreement between OpCap Advisors LLC and Allianz Life of New York, dated 5/1/2006(8) incorporated by reference as exhibit EX-99.B8.j.

     m. Copy of Amended and Restated Services Agreement between Pacific Investment Management Company LLC and Allianz Life Insurance Company of New York, dated 01/01/2007(9) incorporated by reference as exhibit EX-99.B8.u.
     n. Copy of Participation Agreement between Preferred Life Insurance Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999(4) incorporated by reference as exhibit EX-99.B8.i.
     o. Copy of Amendments to Participation Agreement between Allianz Life Insurance Company of New York (formerly Preferred Life Insurance Company of New York), PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC (formerly PIMCO Funds Distributors
         LLC), dated 4/1/00, 5/1/02, 5/1/03, 4/30/04, 4/29/05(9) incorporated by reference as exhibit EX-99.B8.w.
     p. Copy of Distribution Service Agreement between Allianz Life Insurance Company of New York and Allianz Global Investors Distributors, LLC dated 01/01/2007(9) incorporated by reference as exhibit EX-99.B8.x.

    9.   Opinion and Consent of Counsel*
    10.  Consent of Independent Registered Public Accounting Firm*
    11.  Not Applicable
    12.  Not Applicable
    13.  Power of Attorney*

       *  Filed herewith

(1) Incorporated by reference from Registrant's N-4 filing (File Nos. 333-19699 and 811-05716) electronically filed on January 13, 1997.
(2) Incorporated by reference from Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on May 12, 1997.
(3) Incorporated by reference from Registrant's Post-Effective Amendment No. 7 to Form N-4 (File Nos.333-19699 and 811-05716) electronically filed on November 12, 1999.
(4) Incorporated by reference from Registrant's Post-Effective Amendment No. 8 to Form N-4 (File Nos.333-19699 and 811-05716) electronically filed on April 28, 2000.
(5) Incorporated by reference from Registrant's Post Effective Amendment No. 15 to Form N-4 (File Nos.333-75718 and 811-05716) electronically filed on April 27, 2005.
(6) Incorporated by reference from the Initial Registration Statement to Allianz Life Variable Account B's Form N-4 (File Nos.333-134267 and 811-05618) electronically filed on May 19, 2006.
(7) Incorporated by reference from Registrant's Pre Effective Amendment No. 1 to Form N-4 (File Nos. 333-124767 and 811-05716) electronically filed on November 20, 2006.
(8) Incorporated by reference from Registrant's Post Effective Amendment No. 25 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on December 28, 2006.
(9) Incorporated by reference from Registrant's Post Effective Amendment No. 26 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on April 23, 2007.
(10)Incorporated by reference from Registrant's Initial filing to Form N-4
    (File Nos. 333-143195 and 811-05716) electronically filed on May 23, 2007.
(11)Incorporated by reference from Registrant's Pre Effective Amendment No. 1 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on August 17, 2007.
(12)Incorporated by reference from Registrant's Post Effective Amendment No. 28 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on April 24, 2008.
(13)Incorporated by reference from Registrant's Post Effective Amendment No. 6 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on August 7, 2008.

ITEM 25. OFFICERS AND DIRECTORS OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. Unless noted otherwise, all officers and directors have the following principal business address:
                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

The following are the Officers and Directors of the Company:
     -------------------------------------------------- ------------------------------------------------------
            NAME AND PRINCIPAL BUSINESS ADDRESS                 POSITIONS AND OFFICES WITH DEPOSITOR
     -------------------------------------------------- ------------------------------------------------------
     Gary C. Bhojwani                                   Chairman of the Board and Chief Executive Officer
     -------------------------------------------------- ------------------------------------------------------
     Giulio Terzariol                                   Chief Financial Officer and Treasurer
     -------------------------------------------------- ------------------------------------------------------
     Dennis J. Marion                                   Director
     39 Westview Road
     Wayne, NJ 07470
     -------------------------------------------------- ------------------------------------------------------
     Eugene T. Wilkinson                                Director
     31A Mountain Blvd
     Warren, NJ 07059
     -------------------------------------------------- ------------------------------------------------------
     Stephen R. Herbert                                 Director
     900 Third Avenue
     New York, NY 10022
     -------------------------------------------------- ------------------------------------------------------
     Jack F. Rockett                                    Director
     140 East 95th Street, Ste 6A
     New York, NY 10129
     -------------------------------------------------- ------------------------------------------------------
     Martha Clark Goss                                  Director
     -------------------------------------------------- ------------------------------------------------------
     Gary A. Smith                                      Director
     -------------------------------------------------- ------------------------------------------------------
     Thomas P. Burns                                    Director and President
     -------------------------------------------------- ------------------------------------------------------
     John Esch                                          Director, Vice President & Appointed Actuary
     -------------------------------------------------- ------------------------------------------------------
     Yvonne Franzese                                    Director
     Fireman's Fund Insurance Co.
     777 San Marin Drive
     Novato, CA 94998
     -------------------------------------------------- ------------------------------------------------------
     William Gaumond                                    Director
     -------------------------------------------------- ------------------------------------------------------
     Maureen Phillips                                   Director and Secretary
     -------------------------------------------------- ------------------------------------------------------
     Marc Olson                                         Director and Controller
     -------------------------------------------------- ------------------------------------------------------



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Insurance Company organizational chart is incorporated by reference from Registrant's Post-Effective No. 28 to Form N-4 (File Nos. 333-19699 and 811-05716) filed electronically on April 24, 2008.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2009 there were 970 qualified Contract Owners and 463 non-qualified Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION
The Bylaws of the Insurance Company provide:

    ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

        SECTION 1. RIGHT TO INDEMNIFICATION:
        (a)Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:
           (i) a director of the Corporation; or
           (ii) acting in the course and scope of his or her duties as an officer or employee of the Corporation; or (iii) rendering Professional Services at the request of and for the benefit of the Corporation; or (iv) serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").
        (b)Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances: (i) in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors; (ii) if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful; (iii) for acts or omissions involving intentional misconduct or knowing and culpable violation of law; (iv) for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person; (v) for any transaction for which the Indemnified Person derived an improper personal benefit; (vi) for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders; (vii) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders; (viii) in circumstances where indemnification is prohibited by applicable law;
           (ix) in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

        SECTION 2. SCOPE OF INDEMNIFICATION:
        (a)Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.
        (b)Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.
        (c)Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.
        SECTION 3. DEFINITIONS:
        (a)"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of New York and all of its subsidiaries.
        (b)"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.
        (c)"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS
a. Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
                         Allianz Life Variable Account A
                         Allianz Life Variable Account B

b. The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

         -------------------------------------- -----------------------------------------------------------------
                         NAME                                POSITIONS AND OFFICES WITH UNDERWRITER
         -------------------------------------- -----------------------------------------------------------------
         Robert DeChellis                       Chief Executive Officer, President and Governor
         -------------------------------------- -----------------------------------------------------------------
         Thomas Burns                           Governor
         -------------------------------------- -----------------------------------------------------------------
         Angela Forsman                         Chief Financial Officer and Vice President
         -------------------------------------- -----------------------------------------------------------------
         Catherine Q. Farley                    Senior Vice President
         -------------------------------------- -----------------------------------------------------------------
         Jeffrey W. Kletti                      Senior Vice President
         -------------------------------------- -----------------------------------------------------------------
         Michael Brennan                        Chief Compliance Officer
         -------------------------------------- -----------------------------------------------------------------
         Stewart D. Gregg                       Vice President and Secretary
         -------------------------------------- -----------------------------------------------------------------
         Carol Dunn                             Assistant Secretary
         -------------------------------------- -----------------------------------------------------------------

c.
For the period 1-1-2008 to 12-31-2008: [TO BE UPDATED UPON AMENDMENT]
------------------------------------ --------------------- --------------------- --------------------- ---------------------
   NAME OF PRINCIPAL UNDERWRITER       NET UNDERWRITING      COMPENSATION ON          BROKERAGE            COMPENSATION
                                        DISCOUNTS AND
                                         COMMISSIONS            REDEMPTION           COMMISSIONS
------------------------------------ --------------------- --------------------- --------------------- ---------------------
------------------------------------ --------------------- --------------------- --------------------- ---------------------
Allianz Life Financial Services, LLC    $7,945,634.64               $0                    $0                    $0
------------------------------------ --------------------- --------------------- --------------------- ---------------------

The $7,945,634.64 that Allianz Life Financial Services, LLC received from Allianz Life of New York as commissions on the sale of Contracts issued under Allianz Life of NY Variable Account C was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
5701 Golden Hills Drive, Minneapolis, Minnesota 55416 and Delaware Valley Financial Services, Allianz Service Center, 300 Berwyn Park, Berwyn, Pennsylvania 19312, maintain physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES
Not Applicable

ITEM 32. UNDERTAKINGS
a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.
b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
    (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                 REPRESENTATIONS
Allianz Life Insurance Company of New York ("Company") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
    Section 403(b)(11) to the attention of the potential participants;
4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of New York on behalf of the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 3rd day of April, 2009.



                       ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
                                  (Registrant)

                 By: ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                   (Depositor)

                            BY: /S/ STEWART D. GREGG

                                Stewart D. Gregg
                            Senior Securities Counsel

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                                   (Depositor)

                          BY: /S/ GARY C. BHOJWANI*

                               Gary C. Bhojwani
                               Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 3rd day of April, 2009.

       SIGNATURE                              TITLE

       Gary C. Bhojwani*                      Chairman of the Board and
       Gary C. Bhojwani                       Chief Executive Officer

       Giulio Terzariol*                      Chief Financial Officer
       Giulio Terzariol                       and Treasurer

       Stephen R. Herbert*                    Director
       Stephen R. Herbert

       Thomas P. Burns*                       Director and President
       Thomas P. Burns

       John Esch*                             Director, Vice President and
       John Esch                              Appointed Actuary

       Yvonne Franzese*                       Director
       Yvonne Franzese

       William Gaumond*                       Director
       William Gaumond

       Maureen Phillips*                      Director and Secretary
       Maureen Phillips

       Marc Olson*                            Directory and Controller
       Marc Olson



   * By Power of Attorney filed as Exhibit 13 to this Registration Statement.


                             BY /S/ STEWART D. GREGG
                                Stewart D. Gregg
                            Senior Securities Counsel

                    EXHIBITS TO POST-EFECTIVE AMENDMENT NO. 9
                                       TO
                                    FORM N-4
                      (FILE NOS. 333-143195 AND 811-05716)
                         ALLIANZ LIFE VARIABLE ACCOUNT C
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                                INDEX TO EXHIBITS

EX-99.B8.b. 22c-2 Agreement-BlackRock dated 5/1/2008
EX-99.B8.c. Copy of PA-BlackRock dated 5/1/2008
EX-99.B8.d. Copy of ASA BlackRock dated 5/1/2008
EX-99.B8.f. Davis-Amendment to PA dated 5/1/2008
EX-99.B8.h. Franklin-Amendment to ASA dated 8/8/2008
EX-99.B8.j. Franklin-Amendments to PA dated 5/1/2008
EX-99.B9    Opinion and Consent of Counsel
EX-99.B10   Consent of Independent Registered Public Accounting Firm
EX-99.B13   Power of Attorney